UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 4/30/23

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Semiannual Report to Shareholders	April 30, 2023

Invesco Balanced-Risk Allocation Fund

Nasdaq:

A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
17	Consolidated Financial Statements
20	Consolidated Financial Highlights
21	Notes to Consolidated Financial Statements
30	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.67%
Class C Shares	2.22
Class R Shares	2.62
Class Y Shares	2.84
Class R5 Shares	2.84
Class R6 Shares	2.83
S&P 500 Index▼ (Broad Market Index)	8.63
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	10.26
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	6.75

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The JP Morgan GBI Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.

The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	5.09%
10 Years	2.42
5 Years	1.01
1 Year	-13.32

Class C Shares
Inception (6/2/09)	5.05%
10 Years	2.38
5 Years	1.40
1 Year	-9.76

Class R Shares
Inception (6/2/09)	5.25%
10 Years	2.75
5 Years	1.93
1 Year	-8.35

Class Y Shares
Inception (6/2/09)	5.78%
10 Years	3.26
5 Years	2.43
1 Year	-7.95

Class R5 Shares
Inception (6/2/09)	5.81%
10 Years	3.30
5 Years	2.47
1 Year	-7.94

Class R6 Shares
Inception (9/24/12)	3.55%
10 Years	3.38
5 Years	2.54
1 Year	-7.81

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements.

Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Balanced-Risk Allocation Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

April 30, 2023

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–32.93%
U.S. Treasury Bills–8.43%(a)
U.S. Treasury Bills	4.88%	06/01/2023	$55,000	$54,771,719

U.S. Treasury Bills	4.58%	06/08/2023	81,500	81,109,865

				135,881,584

U.S. Treasury Floating Rate Notes–24.50%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	5.17%	01/31/2024	114,500	114,522,895

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	5.11%	04/30/2024	128,300	128,210,462

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	5.22%	07/31/2024	134,000	134,020,369

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.39%	01/31/2025	18,000	18,036,526

				394,790,252

Total U.S. Treasury Securities (Cost $530,683,989)				530,671,836

		Expiration Date
Commodity-Linked Securities–2.89%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Gold Standard Roll Excess Return Index) (Canada)(c)(d)		06/07/2024	13,200	12,893,423

Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Silver Index) (Canada)(c)(d)		06/07/2024	12,300	12,143,801

RBC Capital Markets LLC, Commodity-Linked Notes (linked to the RBC Enhanced Copper 2x Index) (Canada)(c)(d)		06/07/2024	22,700	21,606,496

Total Commodity-Linked Securities (Cost $48,200,000)				46,643,720

			Shares
Money Market Funds–55.44%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f)			238,213,818	238,213,818

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(e)(f)			57,664,753	57,682,052

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 4.93%(e)(f)			159,044,632	159,044,632

Invesco Treasury Obligations Portfolio, Institutional Class, 4.65%(e)(f)			346,300,000	346,300,000

Invesco Treasury Portfolio, Institutional Class, 4.77%(e)(f)			92,271,792	92,271,792

Total Money Market Funds (Cost $893,502,300)				893,512,294

Options Purchased–0.51%
(Cost $20,227,031)(g)				8,156,558

TOTAL INVESTMENTS IN SECURITIES–91.77% (Cost $1,492,613,320)				1,478,984,408

OTHER ASSETS LESS LIABILITIES–8.23%				132,572,986

NET ASSETS–100.00%				$1,611,557,394

Investment Abbreviations:

EMTN – European Medium-Term Notes

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $46,643,720, which represented 2.89% of the Fund’s Net Assets.

(d)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$263,828,894	$200,666,580	$ (226,281,656)	$ -	$ -	$238,213,818	$ 5,160,302
Invesco Liquid Assets Portfolio, Institutional Class	60,972,621	143,333,271	(146,629,755)	3,967	1,948	57,682,052	1,284,095
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	271,473,324	(112,428,692)	-	-	159,044,632	1,700,003
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	174,522,956	128,046,348	(302,569,304)	-	-	-	1,523,808
Invesco Treasury Obligations Portfolio, Institutional Class	380,000,000	-	(33,700,000)	-	-	346,300,000	7,516,972
Invesco Treasury Portfolio, Institutional Class	97,546,164	229,333,234	(234,607,606)	-	-	92,271,792	1,986,565
Total	$976,870,635	$972,852,757	$(1,056,217,013)	$3,967	$1,948	$893,512,294	$19,171,745

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased
	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value*		Value
Equity Risk
EURO STOXX 50 Index	Put	05/19/2023	85	EUR	3,500.00	EUR	2,975,000	$ 937
EURO STOXX 50 Index	Put	06/16/2023	85	EUR	3,600.00	EUR	3,060,000	7,587
EURO STOXX 50 Index	Put	07/21/2023	85	EUR	3,400.00	EUR	2,890,000	12,176
EURO STOXX 50 Index	Put	08/18/2023	85	EUR	3,500.00	EUR	2,975,000	23,509
EURO STOXX 50 Index	Put	09/15/2023	85	EUR	3,350.00	EUR	2,847,500	23,977
EURO STOXX 50 Index	Put	10/20/2023	85	EUR	3,200.00	EUR	2,720,000	25,570
EURO STOXX 50 Index	Put	01/19/2024	85	EUR	3,900.00	EUR	3,315,000	117,920
EURO STOXX 50 Index	Put	11/17/2023	85	EUR	3,500.00	EUR	2,975,000	49,828
EURO STOXX 50 Index	Put	12/15/2023	85	EUR	3,875.00	EUR	3,293,750	100,405
EURO STOXX 50 Index	Put	02/16/2024	85	EUR	4,100.00	EUR	3,485,000	169,246
EURO STOXX 50 Index	Put	03/15/2024	85	EUR	4,150.00	EUR	3,527,500	190,508
EURO STOXX 50 Index	Put	04/19/2024	85	EUR	4,200.00	EUR	3,570,000	212,331
FTSE 100 Index	Put	05/19/2023	47	GBP	7,225.00	GBP	3,395,750	4,135
FTSE 100 Index	Put	06/16/2023	47	GBP	7,375.00	GBP	3,466,250	20,674
FTSE 100 Index	Put	07/21/2023	47	GBP	6,950.00	GBP	3,266,500	21,855
FTSE 100 Index	Put	08/18/2023	47	GBP	7,200.00	GBP	3,384,000	41,347
FTSE 100 Index	Put	09/15/2023	47	GBP	7,000.00	GBP	3,290,000	47,549
FTSE 100 Index	Put	10/20/2023	47	GBP	6,800.00	GBP	3,196,000	48,140
FTSE 100 Index	Put	01/19/2024	47	GBP	7,450.00	GBP	3,501,500	143,238
FTSE 100 Index	Put	11/17/2023	47	GBP	7,050.00	GBP	3,313,500	73,243
FTSE 100 Index	Put	12/15/2023	47	GBP	7,450.00	GBP	3,501,500	120,793
FTSE 100 Index	Put	02/16/2024	47	GBP	7,650.00	GBP	3,595,500	161,844
FTSE 100 Index	Put	03/15/2024	47	GBP	7,800.00	GBP	3,666,000	207,031
FTSE 100 Index	Put	04/19/2024	47	GBP	7,575.00	GBP	3,560,250	184,585
MSCI Emerging Markets Index	Put	05/19/2023	65	USD	1,030.00	USD	6,695,000	303,225
MSCI Emerging Markets Index	Put	06/16/2023	65	USD	1,030.00	USD	6,695,000	331,825

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased–(continued)

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value*		Value

MSCI Emerging Markets Index	Put	07/21/2023	65	USD	975.00	USD	6,337,500	$ 169,000
MSCI Emerging Markets Index	Put	08/18/2023	65	USD	970.00	USD	6,305,000	203,775
MSCI Emerging Markets Index	Put	09/15/2023	65	USD	950.00	USD	6,175,000	192,400
MSCI Emerging Markets Index	Put	10/20/2023	65	USD	850.00	USD	5,525,000	95,225
MSCI Emerging Markets Index	Put	12/15/2023	65	USD	970.00	USD	6,305,000	302,900
MSCI Emerging Markets Index	Put	01/19/2024	65	USD	960.00	USD	6,240,000	325,000
MSCI Emerging Markets Index	Put	11/17/2023	65	USD	840.00	USD	5,460,000	102,050
MSCI Emerging Markets Index	Put	03/15/2024	65	USD	970.00	USD	6,305,000	377,000
MSCI Emerging Markets Index	Put	02/16/2024	65	USD	1,040.00	USD	6,760,000	554,125
MSCI Emerging Markets Index	Put	04/19/2024	65	USD	975.00	USD	6,337,500	416,325
Nikkei 225 Index	Put	06/09/2023	28	JPY	25,500.00	JPY	714,000,000	7,809
Nikkei 225 Index	Put	06/09/2023	28	JPY	26,000.00	JPY	728,000,000	11,098
Nikkei 225 Index	Put	09/08/2023	28	JPY	25,750.00	JPY	721,000,000	68,847
Nikkei 225 Index	Put	09/08/2023	28	JPY	26,500.00	JPY	742,000,000	92,480
Nikkei 225 Index	Put	09/08/2023	28	JPY	27,750.00	JPY	777,000,000	151,051
Nikkei 225 Index	Put	12/08/2023	28	JPY	25,000.00	JPY	700,000,000	103,784
Nikkei 225 Index	Put	03/08/2024	28	JPY	24,250.00	JPY	679,000,000	134,610
Nikkei 225 Index	Put	12/08/2023	28	JPY	26,250.00	JPY	735,000,000	153,106
Nikkei 225 Index	Put	12/08/2023	28	JPY	27,000.00	JPY	756,000,000	193,181
Nikkei 225 Index	Put	03/08/2024	28	JPY	26,000.00	JPY	728,000,000	199,347
Nikkei 225 Index	Put	03/08/2024	28	JPY	26,250.00	JPY	735,000,000	212,705
Nikkei 225 Index	Put	06/14/2024	28	JPY	27,000.00	JPY	756,000,000	331,902
S&P 500 Index	Put	05/19/2023	8	USD	4,075.00	USD	3,260,000	18,120
S&P 500 Index	Put	06/16/2023	8	USD	4,050.00	USD	3,240,000	37,000
S&P 500 Index	Put	08/18/2023	8	USD	4,100.00	USD	3,280,000	85,920
S&P 500 Index	Put	09/15/2023	8	USD	3,900.00	USD	3,120,000	66,040
S&P 500 Index	Put	10/20/2023	8	USD	3,625.00	USD	2,900,000	47,960
S&P 500 Index	Put	12/15/2023	8	USD	4,100.00	USD	3,280,000	139,840
S&P 500 Index	Put	01/19/2024	8	USD	3,900.00	USD	3,120,000	110,880
S&P 500 Index	Put	04/19/2024	8	USD	4,150.00	USD	3,320,000	189,960
S&P 500 Index	Put	07/21/2023	8	USD	3,750.00	USD	3,000,000	24,640
S&P 500 Index	Put	11/17/2023	8	USD	3,875.00	USD	3,100,000	87,760
S&P 500 Index	Put	02/16/2024	8	USD	4,100.00	USD	3,280,000	159,440
S&P 500 Index	Put	03/15/2024	8	USD	4,000.00	USD	3,200,000	147,800
Total Index Options Purchased								$8,156,558

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	350	October-2023	$27,328,000	$(1,173,314)	$(1,173,314)

Gasoline Reformulated Blendstock Oxygenate Blending	346	May-2023	36,767,413	(2,828,918)	(2,828,918)

Low Sulphur Gas Oil	20	June-2023	1,389,000	17,250	17,250

New York Harbor Ultra-Low Sulfur Diesel	301	May-2023	30,051,298	(2,985,944)	(2,985,944)

WTI Crude	192	October-2023	14,325,120	(310,174)	(310,174)

Subtotal				(7,281,100)	(7,281,100)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)–(continued)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	1,052	June-2023	$93,354,480	$(2,214,415)	$(2,214,415)

EURO STOXX 50 Index	750	June-2023	35,701,575	1,492,545	1,492,545

FTSE 100 Index	417	June-2023	41,204,601	1,306,604	1,306,604

MSCI Emerging Markets Index	480	June-2023	23,620,800	(141,147)	(141,147)

Nikkei 225 Index	448	June-2023	94,930,163	2,496,226	2,496,226

Subtotal				2,939,813	2,939,813

Interest Rate Risk

Australia 10 Year Bonds	2,700	June-2023	218,778,951	1,235,999	1,235,999

Canada 10 Year Bonds	1,647	June-2023	153,266,974	4,731,747	4,731,747

Euro-Bund	1,127	June-2023	168,344,075	5,865,128	5,865,128

Japan 10 Year Bonds	247	June-2023	269,398,510	3,912,378	3,912,378

Long Gilt	1,000	June-2023	127,509,888	1,013,240	1,013,240

U.S. Treasury Long Bonds	768	June-2023	101,112,000	4,398,125	4,398,125

Subtotal				21,156,617	21,156,617

Subtotal-Long Futures Contracts				16,815,330	16,815,330

Short Futures Contracts

Equity Risk

E-Mini S&P 500 Index	41	June-2023	(8,586,425)	(321,033)	(321,033)

Total Futures Contracts				$16,494,297	$16,494,297

(a)	Futures contracts collateralized by $71,695,000 cash held with Merrill Lynch International, the futures commission merchant.

		Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Silver Commodity Index	0.00%	Monthly	103,000	April-2024	USD	12,863,835	$ –	$90,640	$90,640
Cargill, Inc.	Receive	Cargill Coffee Front Index	0.20	Monthly	30,500	March-2024	USD	5,238,384	–	119,392	119,392
Cargill, Inc.	Receive	Cargill Sugar Index	0.20	Monthly	36,000	February-2024	USD	17,794,426	–	2,303,924	2,303,924
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	184,000	February-2024	USD	10,104,470	–	75,532	75,532
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.01	Monthly	34,000	April-2024	USD	7,591,574	–	0	0
Merrill Lynch International	Receive	MLCISCE Excess Return Index	0.12	Monthly	106,000	February-2024	USD	6,674,706	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	69,000	June-2023	USD	6,008,078	–	0	0
Merrill Lynch International	Receive	MLCX6CTE Excess Return Index	0.18	Monthly	91,000	February-2024	USD	8,407,471	(2)	(2)	0
Royal Bank of Canada	Receive	RBC Commodity CT01 Excess Return Custom Index	0.28	Monthly	10,000	February-2024	USD	1,309,919	–	0	0
Royal Bank of Canada	Receive	RBC Commodity SB01 Excess Return Custom Index	0.20	Monthly	48,000	February-2024	USD	8,289,802	–	0	0
Royal Bank of Canada	Receive	RBC Commodity SO01 Excess Return Custom Index	0.18	Monthly	73,000	February-2024	USD	10,017,209	–	0	0
Subtotal-Appreciation									(2)	2,589,486	2,589,488

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.19%	Monthly	9,200	February-2024	USD	12,014,804	$ –	$(786,793)	$(786,793)

Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.19	Monthly	24,800	February-2024	USD	10,112,064	–	(450,973)	(450,973)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	76,000	February-2024	USD	8,195,696	–	(216,851)	(216,851)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Index	0.28	Monthly	51,000	February-2024	USD	8,324,449	–	(180,749)	(180,749)

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index	0.14	Monthly	46,200	February-2024	USD	11,512,236	–	(572,108)	(572,108)

Cargill, Inc.	Receive	Cargill Soybean Oil Index	0.24	Monthly	50,500	February-2024	USD	9,013,503	–	(503,955)	(503,955)

Goldman Sachs International	Receive	Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return	0.14	Monthly	20,800	February-2024	USD	9,954,934	–	(289,434)	(289,434)

Goldman Sachs International	Receive	Enhanced Strategy BNZ0Y on the S&P GSCI Soybean Oil Excess Return	0.25	Monthly	74,000	February-2024	USD	10,016,196	–	(631,035)	(631,035)

Goldman Sachs International	Receive	Goldman Sachs GSCI 44A Corn Index	0.18	Monthly	20,000	February-2024	USD	738,885	–	(53,322)	(53,322)

J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	95,300	February-2024	USD	33,189,502	–	(1,667,988)	(1,667,988)

Macquarie Bank Ltd.	Receive	Macquarie Soybean Meal A Excess Return Index	0.17	Monthly	25,500	February-2024	USD	10,986,545	–	(65,665)	(65,665)

Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	177,000	July-2023	USD	19,681,462	–	(171,478)	(171,478)

Subtotal – Depreciation									–	(5,590,351)	(5,590,351)

Total – Total Return Swap Agreements									$(2)	$(3,000,865)	$(3,000,863)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $8,790,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

BNP Paribas S.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.140%	Monthly	300	August-2023	GBP	1,552,104	$–	$6,876	$6,876

BNP Paribas S.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.150%	Monthly	300	August-2023	GBP	1,851,366	–	2,288	2,288

BNP Paribas S.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	1mo. EURIBOR - 0.880%	Monthly	7,700	September-2023	EUR	24,776,983	–	229,594	229,594

BNP Paribas S.A.	Receive	MSCI EMU Momentum Index	1 mo. EURIBOR - 0.845%	Monthly	4,600	June-2023	EUR	24,661,626	–	149,370	149,370

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.330%	Monthly	190,000	August-2023	JPY	518,876,700	–	26,343	26,343

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.385%	Monthly	1,800,000	July-2023	JPY	4,915,674,000	–	249,565	249,565

Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.620%	Monthly	1,600	August-2023	USD	3,014,688	–	11,488	11,488

Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.620%	Monthly	900	August-2023	USD	1,695,762	–	6,462	6,462

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.470%	Monthly	201,344	August-2023	JPY	560,191,357	–	156,071	156,071

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.470%	Monthly	67,114	August-2023	JPY	186,728,598	–	52,023	52,023

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.510%	Monthly	2,111,542	July-2023	JPY	5,874,858,845	–	1,636,757	1,636,757

Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR - 0.340%	Monthly	121,519	August-2023	JPY	331,859,883	–	16,848	16,848

Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR - 0.340%	Monthly	81,012	August-2023	JPY	221,238,101	–	11,232	11,232

Goldman Sachs International	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.650%	Monthly	390	May-2023	USD	2,522,048	–	2,190	2,190

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.700%	Monthly	9,904	July-2023	USD	18,660,919	$–	$71,111	$71,111

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.500%	Monthly	270,000	July-2023	JPY	751,210,200	–	209,290	209,290

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.540%	Monthly	75,000	July-2023	JPY	208,669,500	–	58,136	58,136

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.540%	Monthly	25,000	July-2023	JPY	69,556,500	–	19,379	19,379

Goldman Sachs International	Receive	MSCI Japan Quality Index	TONAR - 0.390%	Monthly	557,469	July-2023	JPY	1,522,408,816	–	77,292	77,292

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.560%	Monthly	1,150	May-2023	USD	7,436,808	–	6,459	6,459

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	4,506	August-2023	USD	29,139,356	–	25,306	25,306

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	3,004	August-2023	USD	19,426,237	–	16,871	16,871

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	700	August-2023	USD	4,526,753	–	3,931	3,931

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.380%	Monthly	3,400	May-2023	USD	21,438,054	–	107,245	107,245

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.180%	Monthly	4,000	May-2023	GBP	20,694,720	–	91,677	91,677

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.180%	Monthly	100	May-2023	GBP	517,368	$–	$2,292	$2,292

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.200%	Monthly	200	August-2023	GBP	1,005,164	–	41,748	41,748

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.180%	Monthly	3,141	May-2023	GBP	19,383,802	–	23,952	23,952

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.180%	Monthly	259	May-2023	GBP	1,598,346	–	1,975	1,975

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.200%	Monthly	150	August-2023	GBP	897,403	–	36,684	36,684

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.200%	Monthly	1,260	October-2023	GBP	8,763,350	–	13,814	13,814

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.210%	Monthly	200	June-2023	GBP	1,353,852	–	48,889	48,889

J.P. Morgan Chase Bank, N.A.	Receive	Invesco US Large Cap Broad Quality Total Return Index	SOFR + 0.380%	Monthly	2,170	May-2023	USD	20,657,966	–	391,227	391,227

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.560%	Monthly	3,800	May-2023	USD	7,159,884	–	27,284	27,284

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.600%	Monthly	6,580	August-2023	USD	12,397,904	–	47,244	47,244

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.630%	Monthly	1,142	August-2023	USD	2,151,734	–	8,200	8,200

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.630%	Monthly	202	August-2023	USD	380,604	–	1,450	1,450

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.610%	Monthly	6,414	September-2023	USD	12,085,131	$–	$46,053	$46,053

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.610%	Monthly	1,603	September-2023	USD	3,020,341	–	11,510	11,510

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.620%	Monthly	1,455	May-2023	USD	2,741,482	–	10,447	10,447

Subtotal – Appreciation									–	3,956,573	3,956,573

Equity Risk

BNP Paribas S.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.120%	Monthly	180	June-2023	GBP	1,253,488	–	(13)	(13)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.360%	Monthly	200	May-2023	USD	1,473,730	–	(15,464)	(15,464)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.360%	Monthly	2,650	May-2023	USD	19,526,922	–	(204,896)	(204,896)

Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.179%	Monthly	1,320	June-2023	GBP	9,192,242	–	(93)	(93)

Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.179%	Monthly	440	June-2023	GBP	3,064,081	–	(31)	(31)

Merrill Lynch International	Receive	MSCI EMU Quality Index	1 Mo EURIBOR - 0.625%	Monthly	5,700	July-2023	EUR	23,928,429	–	(71,469)	(71,469)

Subtotal – Depreciation									–	(291,966)	(291,966)

Total – Total Return Swap Agreements									$–	$3,664,607	$3,664,607

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $8,790,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Allocation Fund

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Gold Standard Roll Excess Return Index
	Long Futures Contracts

	Gold	100%

Canadian Imperial Bank of Commerce Silver Commodity Index
	Long Futures Contracts

	Silver	100%

RBC Enhanced Copper 2x Index
	Long Futures Contracts

	Copper	100%

Cargill Coffee Front Index
	Long Futures Contracts

	Coffee	100%

Cargill Sugar Index
	Long Futures Contracts

	Sugar	100%

Macquarie Aluminium Dynamic Selection Index
	Long Futures Contracts

	Aluminium	100%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100%

MLCISCE Excess Return Index
	Long Futures Contracts

	Corn	100%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100%

MLCX6CTE Excess Return Index
	Long Futures Contracts

	Cotton	100%

RBC Commodity CT01 Excess Return Custom Index
	Long Futures Contracts

	Cotton	100%

RBC Commodity SB01 Excess Return Custom Index
	Long Futures Contracts

	Sugar	100%

RBC Commodity SO01 Excess Return Custom Index
	Long Futures Contracts

	Soybean	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts

	Soybean Meal	100%

Barclays Soybeans Seasonal Excess Return Index
	Long Futures Contracts

	Soybean	100%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100%

Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Index
	Long Futures Contracts

	Cotton	100%

Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index
	Long Futures Contracts

	Soybean Meal	100%

Cargill Soybean Oil Index
	Long Futures Contracts

	Soybean Oil	100%

Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return
	Long Futures Contracts

	Soybean Oil	100%

Enhanced Strategy BNZ0Y on the S&P GSCI Soybean Oil Excess Return
	Long Futures Contracts

	Soybean Oil	100%

Goldman Sachs GSCI 44A Corn Index
	Long Futures Contracts

	Corn	100%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100%

Macquarie Soybean Meal A Excess Return Index
	Long Futures Contracts

	Soybean Meal	100%

S&P GSCI Aluminum Dynamic Index Excess Return
	Long Futures Contracts

	Aluminium	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Allocation Fund

Abbreviations:

EMU	–European Economic and Monetary Union
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
JPY	–Japanese Yen
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
TONAR	–Tokyo Overnight Average Rate
USD	–U.S. Dollar

Target Risk Contribution and Notional Asset Weights as of April 30, 2023

By asset class

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Equities and Options	42.65%	62.79%

Fixed Income	24.44	63.61

Commodities	32.91	28.21

Total	100.00	154.61

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $599,111,020)	$585,472,114

Investments in affiliated money market funds, at value (Cost $893,502,300)	893,512,294

Other investments:
Variation margin receivable - futures contracts	10,349,000

Swaps receivable - OTC	1,860,976

Unrealized appreciation on swap agreements - OTC	6,546,061

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	71,695,000

Cash collateral - OTC Derivatives	8,790,000

Foreign currencies, at value (Cost $36,301,041)	36,235,666

Receivable for:
Fund shares sold	371,107

Dividends	3,063,811

Interest	4,760,822

Investment for trustee deferred compensation and retirement plans	457,616

Other assets	53,247

Total assets	1,623,167,714

Liabilities:
Other investments:
Premiums received on swap agreements - OTC	2

Swaps payable - OTC	1,968,784

Unrealized depreciation on swap agreements-OTC	5,882,317

Payable for:
Fund shares reacquired	2,129,387

Accrued fees to affiliates	1,041,031

Accrued trustees’ and officers’ fees and benefits	263

Accrued other operating expenses	75,942

Trustee deferred compensation and retirement plans	502,594

Collateral with broker - OTC Derivatives	10,000

Total liabilities	11,610,320

Net assets applicable to shares outstanding	$1,611,557,394

Net assets consist of:
Shares of beneficial interest	$1,795,036,769

Distributable earnings (loss)	(183,479,375)

$1,611,557,394

Net Assets:
Class A	$806,979,530

Class C	$83,734,409

Class R	$17,802,443

Class Y	$656,111,462

Class R5	$11,902,046

Class R6	$35,027,504

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	95,376,428

Class C	10,692,515

Class R	2,164,225

Class Y	75,503,675

Class R5	1,368,343

Class R6	4,013,764

Class A:
Net asset value per share	$8.46

Maximum offering price per share (Net asset value of $8.46 ÷ 94.50%)	$8.95

Class C:
Net asset value and offering price per share	$7.83

Class R:
Net asset value and offering price per share	$8.23

Class Y:
Net asset value and offering price per share	$8.69

Class R5:
Net asset value and offering price per share	$8.70

Class R6:
Net asset value and offering price per share	$8.73

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Interest	$13,010,799

Dividends from affiliated money market funds	19,171,745

Total investment income	32,182,544

Expenses:

Advisory fees	7,699,994

Administrative services fees	126,442

Custodian fees	41,957

Distribution fees:
Class A	1,031,913

Class C	464,550

Class R	42,937

Transfer agent fees – A, C, R and Y	1,173,564

Transfer agent fees – R5	6,094

Transfer agent fees – R6	5,819

Trustees’ and officers’ fees and benefits	12,193

Registration and filing fees	70,904

Reports to shareholders	83,134

Professional services fees	50,822

Other	18,678

Total expenses	10,829,001

Less: Fees waived and/or expense offset arrangement(s)	(465,062)

Net expenses	10,363,939

Net investment income	21,818,605

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	5,400,125

Affiliated investment securities	1,948

Foreign currencies	3,781,816

Futures contracts	(59,723,754)

Swap agreements	47,979,369

(2,560,496)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(26,726,026)

Affiliated investment securities	3,967

Foreign currencies	(919,266)

Futures contracts	66,173,310

Swap agreements	(10,981,812)

27,550,173

Net realized and unrealized gain	24,989,677

Net increase in net assets resulting from operations	$46,808,282

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:
Net investment income (loss)	$21,818,605	$(8,703,278)

Net realized gain (loss)	(2,560,496)	(318,819,265)

Change in net unrealized appreciation	27,550,173	19,452,689

Net increase (decrease) in net assets resulting from operations	46,808,282	(308,069,854)

Distributions to shareholders from distributable earnings:
Class A	–	(225,061,518)

Class C	–	(34,535,946)

Class R	–	(3,731,479)

Class Y	–	(220,623,925)

Class R5	–	(3,417,238)

Class R6	–	(9,736,632)

Total distributions from distributable earnings	–	(497,106,738)

Share transactions–net:
Class A	(67,515,117)	127,096,042

Class C	(18,565,958)	(13,473,598)

Class R	1,113,113	4,973,468

Class Y	(157,056,922)	85,280,229

Class R5	(1,345,139)	1,621,069

Class R6	(4,478,165)	5,266,488

Net increase (decrease) in net assets resulting from share transactions	(247,848,188)	210,763,698

Net increase (decrease) in net assets	(201,039,906)	(594,412,894)

Net assets:
Beginning of period	1,812,597,300	2,407,010,194

End of period	$1,611,557,394	$1,812,597,300

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$8.24	$0.10	$0.12	$0.22	$—	$—	$—	$8.46	2.67%	$806,980	1.28	%(d)	1.34	%(d)	2.48	%(d)	16%
Year ended 10/31/22	12.09	(0.04)	(1.29)	(1.33)	(1.43)	(1.09)	(2.52)	8.24	(13.99)	852,412	1.31		1.35		(0.47)		92
Year ended 10/31/21	10.12	(0.15)	2.25	2.10	(0.13)	—	(0.13)	12.09	20.91	1,093,094	1.31		1.33		(1.26)		16
Year ended 10/31/20	11.33	(0.05)	0.01	(0.04)	(0.67)	(0.50)	(1.17)	10.12	(0.55)	831,513	1.24		1.30		(0.53)		81
Year ended 10/31/19	10.21	0.10	1.02	1.12	—	—	—	11.33	10.97	968,345	1.24		1.29		0.95		11
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	—	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21		1.27		0.32		116
Class C
Six months ended 04/30/23	7.66	0.07	0.10	0.17	—	—	—	7.83	2.22	83,734	2.03	(d)	2.09	(d)	1.73	(d)	16
Year ended 10/31/22	11.36	(0.11)	(1.19)	(1.30)	(1.31)	(1.09)	(2.40)	7.66	(14.57)	100,109	2.06		2.10		(1.22)		92
Year ended 10/31/21	9.50	(0.22)	2.12	1.90	(0.04)	—	(0.04)	11.36	20.04	167,794	2.06		2.08		(2.01)		16
Year ended 10/31/20	10.69	(0.12)	0.00	(0.12)	(0.57)	(0.50)	(1.07)	9.50	(1.36)	349,294	1.99		2.05		(1.28)		81
Year ended 10/31/19	9.70	0.02	0.97	0.99	—	—	—	10.69	10.21	527,251	1.99		2.04		0.20		11
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	—	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96		2.02		(0.43)		116
Class R
Six months ended 04/30/23	8.02	0.09	0.12	0.21	—	—	—	8.23	2.62	17,802	1.53	(d)	1.59	(d)	2.23	(d)	16
Year ended 10/31/22	11.82	(0.07)	(1.25)	(1.32)	(1.39)	(1.09)	(2.48)	8.02	(14.21)	16,270	1.56		1.60		(0.72)		92
Year ended 10/31/21	9.90	(0.17)	2.19	2.02	(0.10)	—	(0.10)	11.82	20.52	17,666	1.56		1.58		(1.51)		16
Year ended 10/31/20	11.10	(0.08)	0.02	(0.06)	(0.64)	(0.50)	(1.14)	9.90	(0.77)	15,202	1.49		1.55		(0.78)		81
Year ended 10/31/19	10.02	0.07	1.01	1.08	—	—	—	11.10	10.78	18,343	1.49		1.54		0.70		11
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	—	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46		1.52		0.07		116
Class Y
Six months ended 04/30/23	8.46	0.12	0.11	0.23	—	—	—	8.69	2.72	656,111	1.03	(d)	1.09	(d)	2.73	(d)	16
Year ended 10/31/22	12.34	(0.02)	(1.31)	(1.33)	(1.46)	(1.09)	(2.55)	8.46	(13.66)	792,547	1.06		1.10		(0.22)		92
Year ended 10/31/21	10.33	(0.12)	2.29	2.17	(0.16)	—	(0.16)	12.34	21.18	1,062,698	1.06		1.08		(1.01)		16
Year ended 10/31/20	11.55	(0.03)	0.01	(0.02)	(0.70)	(0.50)	(1.20)	10.33	(0.34)	1,000,148	0.99		1.05		(0.28)		81
Year ended 10/31/19	10.37	0.13	1.05	1.18	—	—	—	11.55	11.38	1,431,442	0.99		1.04		1.20		11
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	—	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96		1.02		0.57		116
Class R5
Six months ended 04/30/23	8.46	0.12	0.12	0.24	—	—	—	8.70	2.84	11,902	0.99	(d)	1.05	(d)	2.77	(d)	16
Year ended 10/31/22	12.35	(0.02)	(1.31)	(1.33)	(1.47)	(1.09)	(2.56)	8.46	(13.72)	12,874	1.04		1.08		(0.20)		92
Year ended 10/31/21	10.34	(0.12)	2.30	2.18	(0.17)	—	(0.17)	12.35	21.22	16,750	1.02		1.04		(0.97)		16
Year ended 10/31/20	11.56	(0.03)	0.02	(0.01)	(0.71)	(0.50)	(1.21)	10.34	(0.26)	15,707	0.94		1.00		(0.23)		81
Year ended 10/31/19	10.38	0.14	1.04	1.18	—	—	—	11.56	11.37	45,497	0.92		0.97		1.27		11
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	—	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92		0.98		0.61		116
Class R6
Six months ended 04/30/23	8.49	0.12	0.12	0.24	—	—	—	8.73	2.83	35,028	0.92	(d)	0.98	(d)	2.84	(d)	16
Year ended 10/31/22	12.38	(0.01)	(1.32)	(1.33)	(1.47)	(1.09)	(2.56)	8.49	(13.62)	38,385	0.97		1.01		(0.13)		92
Year ended 10/31/21	10.37	(0.11)	2.30	2.19	(0.18)	—	(0.18)	12.38	21.26	49,008	0.95		0.97		(0.90)		16
Year ended 10/31/20	11.59	(0.02)	0.02	0.00	(0.72)	(0.50)	(1.22)	10.37	(0.21)	159,353	0.86		0.92		(0.15)		81
Year ended 10/31/19	10.40	0.15	1.04	1.19	—	—	—	11.59	11.44	255,753	0.87		0.92		1.32		11
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	—	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86		0.92		0.67		116

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

21	Invesco Balanced-Risk Allocation Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

22	Invesco Balanced-Risk Allocation Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

23	Invesco Balanced-Risk Allocation Fund

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market “on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

    For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.90%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

24	Invesco Balanced-Risk Allocation Fund

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

    Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the six months ended April 30, 2023, the Adviser waived advisory fees of $453,561.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $40,348 in front-end sales commissions from the sale of Class A shares and $21 and $2,798 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

25	Invesco Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$530,671,836	$–	$530,671,836

Commodity-Linked Securities	–	46,643,720	–	46,643,720

Money Market Funds	893,512,294	–	–	893,512,294

Options Purchased	8,156,558	–	–	8,156,558

Total Investments in Securities	901,668,852	577,315,556	–	1,478,984,408

Other Investments - Assets*

Futures Contracts	26,469,242	–	–	26,469,242

Swap Agreements	–	6,546,061	–	6,546,061

	26,469,242	6,546,061	–	33,015,303

Other Investments - Liabilities*

Futures Contracts	(9,974,945)	–	–	(9,974,945)

Swap Agreements	–	(5,882,317)	–	(5,882,317)

	(9,974,945)	(5,882,317)	–	(15,857,262)

Total Other Investments	16,494,297	663,744	–	17,158,041

Total Investments	$918,163,149	$577,979,300	$–	$1,496,142,449

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value

Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$17,250	$5,295,375	$21,156,617	$26,469,242

Unrealized appreciation on swap agreements – OTC	2,589,488	3,956,573	–	6,546,061

Options purchased, at value – Exchange-Traded(b)	–	8,156,558	–	8,156,558

Total Derivative Assets	2,606,738	17,408,506	21,156,617	41,171,861

Derivatives not subject to master netting agreements	(17,250)	(13,451,933)	(21,156,617)	(34,625,800)

Total Derivative Assets subject to master netting agreements	$2,589,488	$3,956,573	$–	$6,546,061

		Value
Derivative Liabilities		Commodity Risk	Equity Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)		$(7,298,350)	$(2,676,595)	$(9,974,945)

Unrealized depreciation on swap agreements – OTC		(5,590,351)	(291,966)	(5,882,317)

Total Derivative Liabilities		(12,888,701)	(2,968,561)	(15,857,262)

Derivatives not subject to master netting agreements		7,298,350	2,676,595	9,974,945

Total Derivative Liabilities subject to master netting agreements		$(5,590,351)	$(291,966)	$(5,882,317)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

26	Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund

BNP Paribas S.A.	$ 671,639	$ (61,645)	$ 609,994	$–	$ (350,000)	$ 259,994

Citibank, N.A.	1,906,022	(12,765)	1,893,257	–	(1,140,000)	753,257

Goldman Sachs International	441,877	(58,190)	383,687	–	(200,000)	183,687

J.P. Morgan Chase Bank, N.A.	896,940	(705,667)	191,273	–	–	191,273

Merrill Lynch International	68,009	(177,935)	(109,926)	–	109,926	–

Subtotal - Fund	3,984,487	(1,016,202)	2,968,285	–	(1,580,074)	1,388,211

Subsidary
Barclays Bank PLC	–	(1,239,401)	(1,239,401)	–	1,239,401	–

Canadian Imperial Bank of Commerce	90,640	(973,128)	(882,488)	–	882,488	–

Cargill, Inc.	2,423,316	(508,644)	1,914,672	–	(1,570,000)	344,672

Goldman Sachs International	–	(976,142)	(976,142)	–	976,142	–

J.P. Morgan Chase Bank, N.A.	–	(1,669,601)	(1,669,601)	–	1,669,601	–

Macquarie Bank Ltd.	75,532	(66,482)	9,050	–	–	9,050

Merrill Lynch International	74,827	(805,571)	(730,744)	–	730,744	–

Morgan Stanley Capital Services LLC	–	(173,774)	(173,774)	–	173,774	–

Royal Bank of Canada	1,758,235	(422,156)	1,336,079	–	(1,190,000)	146,079

Subtotal - Subsidary	4,422,550	(6,834,899)	(2,412,349)	–	2,912,150	499,801

Total	$8,407,037	$(7,851,101)	$ 555,936	$–	$ 1,332,076	$1,880,012

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(10,700,525)	$(5,396,149)	$(43,627,080)	$(59,723,754)

Options purchased(a)	–	(3,527,531)	–	(3,527,531)

Swap agreements	–	47,728,383	250,986	47,979,369

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(10,341,058)	11,267,707	65,246,661	66,173,310

Options purchased(a)	–	(18,855,760)	–	(18,855,760)

Swap agreements	(2,882,761)	(8,099,051)	–	(10,981,812)

Total	$(23,924,344)	$23,117,599	$21,870,567	$21,063,822

(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

    The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Purchased	Swap Agreements

Average notional value	$1,358,768,657	$287,523,254	$700,571,436

Average contracts	–	3,072	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,501.

27	Invesco Balanced-Risk Allocation Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$115,328,279	$110,873,811	$226,202,090

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $117,669,805 and $71,889,075, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$53,683,052

Aggregate unrealized (depreciation) of investments	(29,655,634)

Net unrealized appreciation of investments	$24,027,418

    Cost of investments for tax purposes is $1,472,115,029.
NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,454,737	$20,657,398	7,675,989	$73,144,192

Class C	722,041	5,613,872	1,764,890	15,574,741

Class R	299,884	2,453,624	512,017	4,634,315

Class Y	4,630,535	39,984,555	23,303,511	228,108,540

Class R5	42,327	365,328	98,801	961,133

Class R6	883,771	7,575,921	862,016	8,179,105

Issued as reinvestment of dividends:
Class A	-	-	21,402,812	205,895,058

Class C	-	-	3,455,498	31,099,481

Class R	-	-	393,370	3,693,741

Class Y	-	-	17,644,226	173,795,631

Class R5	-	-	330,794	3,258,322

Class R6	-	-	854,002	8,437,540

Automatic conversion of Class C shares to Class A shares:
Class A	1,499,274	12,603,700	3,448,280	31,918,195

Class C	(1,617,760)	(12,603,700)	(3,697,763)	(31,918,195)

28	Invesco Balanced-Risk Allocation Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(11,993,847)	$(100,776,215)	(19,509,831)	$(183,861,403)

Class C	(1,485,524)	(11,576,130)	(3,218,052)	(28,229,625)

Class R	(163,507)	(1,340,511)	(371,925)	(3,354,588)

Class Y	(22,863,463)	(197,041,477)	(33,306,794)	(316,623,942)

Class R5	(195,500)	(1,710,467)	(263,981)	(2,598,386)

Class R6	(1,392,809)	(12,054,086)	(1,150,430)	(11,350,157)

Net increase (decrease) in share activity	(29,179,841)	$(247,848,188)	20,227,430	$210,763,698

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,026.70	$6.43	$1,018.45	$6.41	1.28%
Class C	1,000.00	1,022.20	10.18	1,014.73	10.14	2.03
Class R	1,000.00	1,026.20	7.69	1,017.21	7.65	1.53
Class Y	1,000.00	1,028.40	5.18	1,019.69	5.16	1.03
Class R5	1,000.00	1,028.40	4.98	1,019.89	4.96	0.99
Class R6	1,000.00	1,028.30	4.63	1,020.23	4.61	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30	Invesco Balanced-Risk Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Balanced-Risk Commodity Strategy Fund

Nasdaq:
A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
11	Consolidated Financial Statements
14	Consolidated Financial Highlights
15	Notes to Consolidated Financial Statements
23	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.27%
Class C Shares	-1.44
Class R Shares	-1.26
Class Y Shares	-0.99
Class R5 Shares	-0.98
Class R6 Shares	-1.08
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-5.86
Source(s): ▼RIMES Technologies Corp.

The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                     Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-1.42%
10 Years	-1.08
5 Years	2.64
1 Year	-16.43

Class C Shares
Inception (11/30/10)	-1.45%
10 Years	-1.10
5 Years	3.06
1 Year	-12.94

Class R Shares
Inception (11/30/10)	-1.18%
10 Years	-0.75
5 Years	3.59
1 Year	-11.83

Class Y Shares
Inception (11/30/10)	-0.70%
10 Years	-0.26
5 Years	4.08
1 Year	-11.38

Class R5 Shares
Inception (11/30/10)	-0.65%
10 Years	-0.20
5 Years	4.10
1 Year	-11.33

Class R6 Shares
Inception (9/24/12)	-1.69%
10 Years	-0.18
5 Years	4.11
1 Year	-11.40

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                     Invesco Balanced-Risk Commodity Strategy Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4                     Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

April 30, 2023

(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
U.S. Treasury Securities–32.30%
U.S. Treasury Bills–10.78%(a)
U.S. Treasury Bills	4.62%	05/25/2023	$44,400	$44,266,326
U.S. Treasury Bills	4.58%	06/08/2023	52,300	52,049,643
				96,315,969

U.S. Treasury Floating Rate Notes–21.52%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)	5.17%	01/31/2024	58,700	58,711,738
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)	5.11%	04/30/2024	74,500	74,448,008
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	5.22%	07/31/2024	59,200	59,208,999
				192,368,745
Total U.S. Treasury Securities (Cost $288,715,935)				288,684,714

		Expiration
		Date
Commodity-Linked Securities–11.80%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Copper Roll Yield Total Return Index, multiplied by 2)(c)		08/01/2023	14,730	16,927,011
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Gold Nearby Total Return Index, multiplied by 2.5)(c)		01/08/2024	14,700	18,442,360
Citigroup, Inc., 1 month SOFR plus 0.04% (linked to the S&P GSCI Gold Excess Return Index, multiplied by 2.5)(c)		11/30/2023	33,500	48,351,686
Societe Generale S.A. (France), U.S. Federal Funds Effective Rate minus 0.02% (linked to the
Societe Generale Soybean Meal Index, multiplied by 2)(c)		01/31/2024	22,000	21,731,802
Total Commodity-Linked Securities (Cost $84,930,000)				105,452,859

			Shares
Money Market Funds–48.71%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e)			100,950,529	100,950,529
Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(d)(e)			71,122,173	71,143,509
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 4.93%(d)(e)			147,800,471	147,800,471
Invesco Treasury Portfolio, Institutional Class, 4.77%(d)(e)			115,372,033	115,372,033
Total Money Market Funds (Cost $435,232,384)				435,266,542
TOTAL INVESTMENTS IN SECURITIES–92.81% (Cost $808,878,319)				829,404,115
OTHER ASSETS LESS LIABILITIES–7.19%				64,234,531
NET ASSETS–100.00%				$893,638,646

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                     Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $105,452,859, which represented 11.80% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$161,006,414	$100,432,105	$ (160,487,990)	$ -	$ -	$100,950,529	$ 2,350,470
Invesco Liquid Assets Portfolio, Institutional Class	114,029,407	71,737,217	(114,634,278)	(11,410)	22,573	71,143,509	1,716,030
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	493,892,247	(346,091,776)	-	-	147,800,471	1,496,077
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	209,004,299	195,987,965	(404,992,264)	-	-	-	1,484,240
Invesco Treasury Portfolio, Institutional Class	184,007,331	114,779,548	(183,414,846)	-	-	115,372,033	2,687,137
Total	$668,047,451	$976,829,082	$(1,209,621,154)	$(11,410)	$22,573	$435,266,542	$9,733,954

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Commodity Risk

Coffee ’C’	206	July-2023	$14,364,638	$1,336,939	$1,336,939

Corn	482	July-2023	14,098,500	(1,900,630)	(1,900,630)

Soybean	788	July-2023	55,918,450	(1,425,642)	(1,425,642)

Wheat	16	July-2023	507,000	(105,089)	(105,089)

Total Futures Contracts				$(2,094,422)	$(2,094,422)

(a)	Futures contracts collateralized by $51,865,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
									Upfront
									Payments		Unrealized
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Paid (Received)	Value	Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47%	Monthly	12,000	April-2024	USD	1,371,340	$–	$35,344	$35,344
Cargill, Inc.	Receive	Cargill Single Commodity Index	0.41	Monthly	144,000	June-2023	USD	45,376,589	–	5,875,070	5,875,070
Goldman Sachs International	Receive	S&P GSCI Sugar Excess Return Index	0.37	Monthly	12,800	December-2023	USD	3,981,608	–	517,504	517,504
J.P. Morgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.08	Monthly	77,000	December-2023	USD	10,865,947	–	3,796	3,796
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	1,204,500	February-2024	USD	66,145,840	–	494,447	494,447

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                     Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.34%	Monthly	31,100	February-2024	USD	10,224,713	$–	$174,956	$174,956
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	169,700	February-2024	USD	42,413,138	–	233,304	233,304
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.01	Monthly	91,000	April-2024	USD	20,118,353	–	0	0
Merrill Lynch International	Pay	MLCIAPLH Excess Return Index	0.00	Monthly	3,065,000	February-2024	USD	19,799,287	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30	Monthly	1,750	January-2024	USD	1,552,963	–	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	50,550	January-2024	USD	40,955,691	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	210,500	June-2023	USD	18,328,993	–	0	0
Merrill Lynch International	Receive	MLCX1XBE Excess Return Index	0.10	Monthly	103,900	September-2023	USD	41,278,701	–	0	0
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	32,200	March-2024	USD	9,101,510	–	1,040,991	1,040,991
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	70,600	December-2023	USD	32,568,846	–	0	0

Subtotal–Appreciation									–	8,375,412	8,375,412

Commodity Risk

Barclays Bank PLC	Receive	Barclays Brent Crude Roll Yield Index	0.35	Monthly	3,600	February-2024	USD	1,942,785	–	(88,319)	(88,319)
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.19	Monthly	16,000	February-2024	USD	6,523,912	–	(290,950)	(290,950)
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	75,500	March-2024	USD	30,373,899	–	(1,384,829)	(1,384,829)
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	40,100	August-2023	USD	22,188,180	–	(804,795)	(804,795)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	182,000	February-2024	USD	19,626,534	–	(519,301)	(519,301)
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	562,000	December-2023	USD	31,943,945	–	(541,819)	(541,819)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                     Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.42%	Monthly	14,800	December-2023	USD	20,664,914	$–	$(718,984)	$(718,984)

J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	191,400	February-2024	USD	66,657,615	–	(3,349,978)	(3,349,978)

Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A Excess Return Index	0.17	Monthly	98,300	March-2024	USD	14,307,024	–	(544,081)	(544,081)

Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A Excess Return Index	0.12	Monthly	6,300	April-2024	USD	1,083,196	–	(19,691)	(19,691)

Morgan Stanley Capital Services LLC	Receive	Morgan Stanley MSCY2XB0 Index	0.15	Monthly	43,400	September-2023	USD	36,372,012	–	(2,618,352)	(2,618,352)

Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll	0.30	Monthly	152,700	December-2023	USD	36,750,782	–	(2,004,462)	(2,004,462)

UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	564,000	December-2023	USD	65,800,809	–	(6,602,049)	(6,602,049)

Subtotal – Depreciation									–	(19,487,610)	(19,487,610)

Total – Total Return Swap Agreements									$ –	$(11,112,198)	$(11,112,198)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $26,740,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Live Cattle Roll Yield Excess Return Index	Long Futures Contracts

	Live Cattle	100%

Cargill Single Commodity Index	Long Futures Contracts

	Sugar	100%

S&P GSCI Sugar Excess Return Index	Long Futures Contracts

	Sugar	100%

S&P GSCI Gold Index Excess Return	Long Futures Contracts

	Gold	100%

Macquarie Aluminum Dynamic Selection Index	Long Futures Contracts

	Aluminum	100%

Macquarie Single Commodity Silver type A Excess Return Index	Long Futures Contracts

	Silver	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                     Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

Merrill Lynch Gold Excess Return Index	Long Futures Contracts

	Gold	100%

MLCIAPLH Excess Return Index	Long Futures Contracts

	Lean Hogs	100%

Merrill Lynch Soybean Meal Index	Long Futures Contracts

	Soybean Meal	100%

MLCX Dynamic Enhanced Copper Excess Return Index	Long Futures Contracts

	Copper	100%

MLCX Natural Gas Annual Excess Return Index	Long Futures Contracts

	Natural Gas	100%

MLCX1XBE Excess Return Index	Long Futures Contracts

	Gasoline Unleaded	100%

Morgan Stanley MSCY2KW0 Index	Long Futures Contracts

	Kansas Wheat	100%

RBC Enhanced Brent Crude Oil 01 Excess Return Index	Long Futures Contracts

	Brent Crude	100%

Barclays Brent Crude Roll Yield Index	Long Futures Contracts

	Brent Crude	100%

Barclays Soybeans Seasonal Excess Return Index	Long Futures Contracts

	Soybeans	100%

Barclays WTI Crude Roll Yield Excess Return Index	Long Futures Contracts

	WTI Crude	100%

BNP Paribas Commodity Daily Dynamic Curve CO Index	Long Futures Contracts

	Brent Crude	100%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	Long Futures Contracts

	Copper	100%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	Long Futures Contracts

	Cotton	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                     Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

S&P GSCI Soybean Meal Excess Return Index	Long Futures Contracts

	Soybean Meal	100%

J.P. Morgan Contag Beta Gas Oil Excess Return Index	Long Futures Contracts

	Gas Oil	100%

Macquarie Single Commodity Nickel type A Excess Return Index	Long Futures Contracts

	Nickel	100%

Macquarie Single Commodity Zinc type A Excess Return Index	Long Futures Contracts

	Zinc	100%

Morgan Stanley MSCY2XB0 Index	Long Futures Contracts

	Gasoline RBOB	100%

MS Soybean Oil Dynamic Roll Index	Long Futures Contracts

	Soybean Oil	100%

UBS Modified Roll Select Heating Oil Strategy	Long Futures Contracts

	Heating Oil	100%

Target Risk Contribution and Notional Asset Weights

By asset class

	Target Risk	Notional Asset
Asset Class	Contribution*	Weights**
Agriculture	23.89%	28.68%
Energy	54.54	34.23
Industrial Metals	13.58	16.34
Precious Metals	7.99	16.33
Total	100.00	95.58

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                     Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 373,645,935)	$394,137,573
Investments in affiliated money market funds, at value (Cost $ 435,232,384)	435,266,542
Other investments:
Variation margin receivable – futures contracts	524,838
Swaps receivable – OTC	549,422
Unrealized appreciation on swap agreements – OTC	8,375,412
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	51,865,000
Cash collateral – OTC Derivatives	26,740,000
Receivable for:
Fund shares sold	843,866
Dividends	1,198,119
Interest	2,313,406
Investment for trustee deferred compensation and retirement plans	61,686
Other assets	80,133
Total assets	921,955,997

Liabilities:
Other investments:
Swaps payable – OTC	3,762,602
Unrealized depreciation on swap agreements–OTC	19,487,610
Payable for:
Fund shares reacquired	4,263,051
Accrued fees to affiliates	552,182
Accrued trustees’ and officers’ fees and benefits	117
Accrued other operating expenses	142,366
Trustee deferred compensation and retirement plans	109,423
Total liabilities	28,317,351
Net assets applicable to shares outstanding	$893,638,646

Net assets consist of:
Shares of beneficial interest	$907,944,240

Distributable earnings (loss)	(14,305,594)

$893,638,646

Net Assets:
Class A	$80,246,714

Class C	$23,314,727

Class R	$12,128,336

Class Y	$415,274,209

Class R5	$148,437,968

Class R6	$214,236,692

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,301,802

Class C	3,928,121

Class R	1,909,412

Class Y	61,635,410

Class R5	21,906,792

Class R6	31,542,879

Class A:
Net asset value per share	$6.52

Maximum offering price per share (Net asset value of $6.52 ÷ 94.50%)	$6.90

Class C:
Net asset value and offering price per share	$5.94

Class R:
Net asset value and offering price per share	$6.35

Class Y:
Net asset value and offering price per share	$6.74

Class R5:
Net asset value and offering price per share	$6.78

Class R6:
Net asset value and offering price per share	$6.79

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                     Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Interest	$9,201,856

Dividends from affiliated money market funds	9,733,954

Total investment income	18,935,810

Expenses:
Advisory fees	5,005,244

Administrative services fees	74,404

Custodian fees	42,958

Distribution fees:
Class A	107,074

Class C	126,820

Class R	29,751

Transfer agent fees – A, C, R and Y	560,437

Transfer agent fees – R5	77,238

Transfer agent fees – R6	36,922

Trustees’ and officers’ fees and benefits	11,288

Registration and filing fees	68,331

Reports to shareholders	142,027

Professional services fees	45,997

Other	15,724

Total expenses	6,344,215

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(808,978)

Net expenses	5,535,237

Net investment income	13,400,573

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	10,912,641

Affiliated investment securities	22,573

Futures contracts	(17,454,062)

Swap agreements	(27,614,606)

(34,133,454)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	19,416,687

Affiliated investment securities	(11,410)

Futures contracts	10,188,040

Swap agreements	(14,389,295)

15,204,022

Net realized and unrealized gain (loss)	(18,929,432)

Net increase (decrease) in net assets resulting from operations	$(5,528,859)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                     Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income (loss)	$13,400,573	$(2,598,294)

Net realized gain (loss)	(34,133,454)	152,957,775

Change in net unrealized appreciation (depreciation)	15,204,022	(62,513,117)

Net increase (decrease) in net assets resulting from operations	(5,528,859)	87,846,364

Distributions to shareholders from distributable earnings:
Class A	(8,230,327)	(6,880,799)

Class C	(2,429,389)	(2,650,024)

Class R	(1,057,391)	(435,805)

Class Y	(46,238,654)	(128,443,740)

Class R5	(14,029,824)	(22,431,534)

Class R6	(22,438,033)	(53,113,623)

Total distributions from distributable earnings	(94,423,618)	(213,955,525)

Share transactions–net:
Class A	2,549,713	49,014,032

Class C	(241,338)	11,850,576

Class R	1,624,818	9,747,043

Class Y	(50,835,504)	(319,309,638)

Class R5	9,157,441	9,937,358

Class R6	(147,745,634)	(48,603,744)

Net increase (decrease) in net assets resulting from share transactions	(185,490,504)	(287,364,373)

Net increase (decrease) in net assets	(285,442,981)	(413,473,534)

Net assets:
Beginning of period	1,179,081,627	1,592,555,161

End of period	$893,638,646	$1,179,081,627

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                     Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
			(losses)								net assets		assets without		investment
	Net asset	Net	on securities		Dividends	Distributions					with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Six months ended 04/30/23	$7.28	$ 0.09	$(0.18)	$(0.09)	$(0.67)	$ –	$(0.67)	$6.52	(1.27)%	$ 80,247	1.32	%(d)	1.54	%(d)	2.53	%(d)	11%
Year ended 10/31/22	8.01	(0.03)	0.47	0.44	(1.17)	–	(1.17)	7.28	6.63	86,968	1.31		1.56		(0.41)		106
Year ended 10/31/21	5.81	(0.10)	2.30	2.20	–	–	–	8.01	37.87	45,976	1.33		1.67		(1.29)		14
Year ended 10/31/20	6.22	(0.03)	(0.32)	(0.35)	(0.06)	–	(0.06)	5.81	(5.75)	17,291	1.31		1.73		(0.51)		186
Year ended 10/31/19	6.50	0.05	(0.32)	(0.27)	(0.01)	(0.00)	(0.01)	6.22	(4.15)	24,633	1.31	(e)	1.58	(e)	0.79	(e)	9
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	–	–	–	6.50	(2.98)	34,543	1.42		1.51		0.14		96
Class C
Six months ended 04/30/23	6.65	0.05	(0.14)	(0.09)	(0.62)	–	(0.62)	5.94	(1.44)	23,315	2.07	(d)	2.29	(d)	1.78	(d)	11
Year ended 10/31/22	7.44	(0.08)	0.42	0.34	(1.13)	–	(1.13)	6.65	5.69	26,355	2.06		2.31		(1.16)		106
Year ended 10/31/21	5.43	(0.14)	2.15	2.01	–	–	–	7.44	37.02	17,125	2.08		2.42		(2.04)		14
Year ended 10/31/20	5.87	(0.07)	(0.32)	(0.39)	(0.05)	–	(0.05)	5.43	(6.63)	4,393	2.06		2.48		(1.26)		186
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	–	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(e)	2.33	(e)	0.04	(e)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	–	–	–	6.16	(3.75)	9,555	2.17		2.26		(0.61)		96
Class R
Six months ended 04/30/23	7.09	0.07	(0.15)	(0.08)	(0.66)	–	(0.66)	6.35	(1.26)	12,128	1.57	(d)	1.79	(d)	2.28	(d)	11
Year ended 10/31/22	7.85	(0.05)	0.45	0.40	(1.16)	–	(1.16)	7.09	6.17	11,779	1.56		1.81		(0.66)		106
Year ended 10/31/21	5.70	(0.11)	2.26	2.15	–	–	–	7.85	37.72	2,932	1.58		1.92		(1.54)		14
Year ended 10/31/20	6.12	(0.04)	(0.33)	(0.37)	(0.05)	–	(0.05)	5.70	(6.03)	1,603	1.56		1.98		(0.76)		186
Year ended 10/31/19	6.40	0.03	(0.30)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(e)	1.83	(e)	0.54	(e)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	–	–	–	6.40	(3.32)	1,622	1.67		1.76		(0.11)		96
Class Y
Six months ended 04/30/23	7.50	0.10	(0.17)	(0.07)	(0.69)	–	(0.69)	6.74	(0.99)	415,274	1.07	(d)	1.29	(d)	2.78	(d)	11
Year ended 10/31/22	8.22	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.50	6.80	515,659	1.06		1.31		(0.16)		106
Year ended 10/31/21	5.94	(0.08)	2.36	2.28	–	–	–	8.22	38.38	896,762	1.08		1.42		(1.04)		14
Year ended 10/31/20	6.36	(0.01)	(0.35)	(0.36)	(0.06)	–	(0.06)	5.94	(5.74)	316,851	1.06		1.48		(0.26)		186
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(e)	1.33	(e)	1.04	(e)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.63	(2.77)	1,327,952	1.17		1.26		0.39		96
Class R5
Six months ended 04/30/23	7.54	0.10	(0.17)	(0.07)	(0.69)	–	(0.69)	6.78	(0.98)	148,438	1.07	(d)	1.20	(d)	2.78	(d)	11
Year ended 10/31/22	8.26	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.54	6.76	154,845	1.06		1.17		(0.16)		106
Year ended 10/31/21	5.97	(0.08)	2.37	2.29	–	–	–	8.26	38.36	156,985	1.08		1.17		(1.04)		14
Year ended 10/31/20	6.38	(0.02)	(0.33)	(0.35)	(0.06)	–	(0.06)	5.97	(5.57)	148,151	1.06		1.28		(0.26)		186
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(e)	1.17	(e)	1.04	(e)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.65	(2.74)	167,687	1.11		1.19		0.45		96
Class R6
Six months ended 04/30/23	7.56	0.10	(0.18)	(0.08)	(0.69)	–	(0.69)	6.79	(1.08)	214,237	1.07	(d)	1.13	(d)	2.78	(d)	11
Year ended 10/31/22	8.28	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.56	6.77	383,476	1.04		1.10		(0.14)		106
Year ended 10/31/21	5.98	(0.08)	2.38	2.30	–	–	–	8.28	38.46	472,776	1.04		1.08		(1.00)		14
Year ended 10/31/20	6.40	(0.02)	(0.34)	(0.36)	(0.06)	–	(0.06)	5.98	(5.71)	116,491	1.06		1.19		(0.26)		186
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(e)	1.08	(e)	1.09	(e)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	–	(0.00)	6.67	(2.72)	19,244	1.01		1.09		0.55		96

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                    Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

15                     Invesco Balanced-Risk Commodity Strategy Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

16                     Invesco Balanced-Risk Commodity Strategy Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt

17                     Invesco Balanced-Risk Commodity Strategy Fund

securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.050%
Next $250 million	1.025%
Next $500 million	1.000%
Next $1.5 billion	0.975%
Next $2.5 billion	0.950%
Next $2.5 billion	0.925%
Next $2.5 billion	0.900%
Over $10 billion	0.875%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 1.02%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $245,691 and reimbursed class level expenses of $71,369, $21,134, $9,931, $387,937, $59,215 and $11,389 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $16,708 in front-end sales commissions from the sale of Class A shares and $33 and $2,660 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18                     Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$288,684,714	$–	$288,684,714

Commodity-Linked Securities	–	105,452,859	–	105,452,859

Money Market Funds	435,266,542	–	–	435,266,542

Total Investments in Securities	435,266,542	394,137,573	–	829,404,115

Other Investments - Assets*

Futures Contracts	1,336,939	–	–	1,336,939

Swap Agreements	–	8,375,412	–	8,375,412

	1,336,939	8,375,412	–	9,712,351

Other Investments - Liabilities*

Futures Contracts	(3,431,361)	–	–	(3,431,361)

Swap Agreements	–	(19,487,610)	–	(19,487,610)

	(3,431,361)	(19,487,610)	–	(22,918,971)

Total Other Investments	(2,094,422)	(11,112,198)	–	(13,206,620)

Total Investments	$433,172,120	$383,025,375	$–	$816,197,495

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

Value
Commodity
Derivative Assets	Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,336,939

Unrealized appreciation on swap agreements – OTC	8,375,412

Total Derivative Assets	9,712,351

Derivatives not subject to master netting agreements	(1,336,939)

Total Derivative Assets subject to master netting agreements	$8,375,412

19                     Invesco Balanced-Risk Commodity Strategy Fund

Value
Commodity
Derivative Liabilities	Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(3,431,361)

Unrealized depreciation on swap agreements – OTC	(19,487,610)

Total Derivative Liabilities	(22,918,971)

Derivatives not subject to master netting agreements	3,431,361

Total Derivative Liabilities subject to master netting agreements	$(19,487,610)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$35,344	$(1,769,472)	$(1,734,128)	$–	$1,734,128	$–

BNP Paribas S.A.	–	(808,031)	(808,031)	–	808,031	–

Canadian Imperial Bank of Commerce	–	(522,245)	(522,245)	–	522,245	–

Cargill, Inc.	5,875,070	(12,886)	5,862,184	–	(5,810,000)	52,184

Goldman Sachs International	517,504	(1,275,111)	(757,607)	–	757,607	–

J.P. Morgan Chase Bank, N.A.	3,796	(3,353,555)	(3,349,759)	–	3,349,759	–

Macquarie Bank Ltd.	902,707	(569,204)	333,503	–	–	333,503

Merrill Lynch International	27,801	(3,688,316)	(3,660,515)	–	3,660,515	–

Morgan Stanley Capital Services LLC	1,040,991	(4,629,401)	(3,588,410)	–	3,588,410	–

Royal Bank of Canada	521,621	(9,524)	512,097	–	–	512,097

UBS AG	–	(6,612,467)	(6,612,467)	–	6,612,467	–

Total	$8,924,834	$(23,250,212)	$(14,325,378)	$–	$15,223,162	$897,784

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Commodity
Risk
Realized Gain (Loss):
Futures contracts	$(17,454,062)

Swap agreements	(27,614,606)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	10,188,040

Swap agreements	(14,389,295)

Total	$(49,269,923)

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements
Average notional value	$121,404,915	$728,007,516

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,312.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

20                     Invesco Balanced-Risk Commodity Strategy Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,141,095	$–	$7,141,095

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $36,700,000 and $43,660,823, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$39,496,664

Aggregate unrealized (depreciation) of investments	(23,239,154)

Net unrealized appreciation of investments	$16,257,510

Cost of investments for tax purposes is $799,939,985.

NOTE 10 - Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,171,124	$15,181,795	10,005,503	$78,497,690

Class C	415,054	2,589,420	2,282,984	16,402,860

Class R	491,274	3,293,206	1,688,747	12,822,228

Class Y	11,277,671	80,220,512	41,531,853	326,502,418

Class R5	1,514,800	10,634,281	3,312,197	26,956,361

Class R6	6,851,311	47,661,719	33,672,573	270,113,458

Issued as reinvestment of dividends:
Class A	1,084,972	7,139,114	879,856	5,930,231

Class C	353,878	2,123,267	374,025	2,318,957

Class R	164,960	1,057,391	66,005	434,310

Class Y	4,355,405	29,573,197	15,387,911	106,638,220

Class R5	2,053,963	14,028,568	3,217,990	22,429,386

Class R6	601,123	4,111,679	618,840	4,325,695

Automatic conversion of Class C shares to Class A shares:
Class A	68,541	458,210	87,779	672,462

Class C	(75,223)	(458,210)	(95,624)	(672,462)

21                     Invesco Balanced-Risk Commodity Strategy Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,975,611)	$(20,229,406)	(4,757,894)	$(36,086,351)

Class C	(727,813)	(4,495,815)	(901,355)	(6,198,779)

Class R	(407,140)	(2,725,779)	(468,097)	(3,509,495)

Class Y	(22,733,400)	(160,629,213)	(97,250,116)	(752,450,276)

Class R5	(2,196,635)	(15,505,408)	(5,004,803)	(39,448,389)

Class R6	(26,635,725)	(199,519,032)	(40,672,733)	(323,042,897)

Net increase (decrease) in share activity	(24,347,471)	$(185,490,504)	(36,024,359)	$(287,364,373)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                     Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$987.30	$6.50	$1,018.25	$6.61	1.32%
Class C	1,000.00	985.60	10.19	1,014.53	10.34	2.07
Class R	1,000.00	987.40	7.74	1,017.01	7.85	1.57
Class Y	1,000.00	990.10	5.28	1,019.49	5.36	1.07
Class R5	1,000.00	990.20	5.28	1,019.49	5.36	1.07
Class R6	1,000.00	989.20	5.28	1,019.49	5.36	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                     Invesco Balanced-Risk Commodity Strategy Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Core Bond Fund

Nasdaq:

A: OPIGX ∎ C: OPBCX ∎ R: OPBNX ∎ Y: OPBYX ∎ R5:TRTMX ∎ R6: OPBIX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

21	Financial Statements

24	Financial Highlights

25	Notes to Financial Statements

31	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.05%
Class C Shares	6.83
Class R Shares	7.11
Class Y Shares	7.40
Class R5 Shares	7.38
Class R6 Shares	7.39
Bloomberg U.S. Aggregate Bond Index▼	6.91
Bloomberg U.S. Credit Index▼	8.97
FTSE Broad Investment Grade Bond Index▼	6.97

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

  The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

  The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed income markets.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Core Bond Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (4/15/88)	3.74%
10 Years	1.05
5 Years	0.24
1 Year	-5.86

Class C Shares
Inception (7/11/95)	2.41%
10 Years	0.84
5 Years	0.32
1 Year	-3.36

Class R Shares
Inception (3/1/01)	1.59%
10 Years	1.19
5 Years	0.82
1 Year	-1.93

Class Y Shares
Inception (4/27/98)	2.47%
10 Years	1.71
5 Years	1.42
1 Year	-1.29

Class R5 Shares
10 Years	1.60%
5 Years	1.33
1 Year	-1.42

Class R6 Shares
Inception (4/27/12)	2.45%
10 Years	1.83
5 Years	1.47
1 Year	-1.40

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Total Return Bond Fund. Note: The Fund was subsequently renamed the Invesco Core Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Core Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Core Bond Fund

Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–39.58%
Aerospace & Defense–0.56%
Huntington Ingalls Industries, Inc., 3.84%, 05/01/2025	$ 2,137,000	$ 2,086,997
Lockheed Martin Corp.,
4.95%, 10/15/2025	1,105,000	1,123,963
5.10%, 11/15/2027	1,036,000	1,078,358
5.70%, 11/15/2054	752,000	850,851
5.90%, 11/15/2063	752,000	879,551
Northrop Grumman Corp., 4.95%, 03/15/2053	882,000	872,488
Raytheon Technologies Corp., 5.15%, 02/27/2033	3,565,000	3,706,775
		10,598,983

Agricultural & Farm Machinery–0.44%
Cargill, Inc.,

4.88%, 10/10/2025(b)	1,352,000	1,362,492

4.50%, 06/24/2026(b)	2,243,000	2,257,670

4.75%, 04/24/2033(b)	1,410,000	1,421,263

CNH Industrial Capital LLC, 5.45%, 10/14/2025	1,701,000	1,720,542

John Deere Capital Corp., 4.55%, 10/11/2024	1,554,000	1,557,031

		8,318,998

Agricultural Products & Services–0.07%

Archer-Daniels-Midland Co., 4.50%, 08/15/2033	1,409,000	1,412,705

Air Freight & Logistics–0.43%
United Parcel Service, Inc.,

4.88%, 03/03/2033	2,501,000	2,589,448

5.05%, 03/03/2053	5,330,000	5,498,461

		8,087,909

Apparel Retail–0.04%

Ross Stores, Inc., 3.38%, 09/15/2024	801,000	783,954

Application Software–0.09%

Leidos, Inc., 5.75%, 03/15/2033	1,695,000	1,734,223

Asset Management & Custody Banks–0.91%

Ameriprise Financial, Inc., 5.15%, 05/15/2033	4,265,000	4,302,682
Bank of New York Mellon Corp. (The),

4.41%, 07/24/2026(c)	1,393,000	1,377,242

4.54%, 02/01/2029(c)	2,267,000	2,254,941

5.83%, 10/25/2033(c)	1,104,000	1,182,149

4.71%, 02/01/2034(c)	1,465,000	1,456,582

Series J, 4.97%, 04/26/2034(c)	2,530,000	2,551,661

Blackstone Secured Lending Fund, 2.13%, 02/15/2027	2,121,000	1,797,713

Northern Trust Corp., 6.13%, 11/02/2032	1,292,000	1,382,978

	Principal Amount	Value
Asset Management & Custody Banks–(continued)

State Street Corp., 4.82%, 01/26/2034(c)	$ 838,000	$ 835,256

		17,141,204

Automobile Manufacturers–1.01%

Daimler Truck Finance North America LLC (Germany), 5.15%, 01/16/2026(b)	1,214,000	1,224,570
Hyundai Capital America,

4.13%, 06/08/2023(b)	794,000	792,184

5.50%, 03/30/2026(b)	1,887,000	1,896,183

5.60%, 03/30/2028(b)	3,234,000	3,267,035

5.80%, 04/01/2030(b)	651,000	668,573
Mercedes-Benz Finance North America LLC (Germany),

4.80%, 03/30/2026(b)	2,216,000	2,234,605

4.80%, 03/30/2028(b)	4,069,000	4,104,599

Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	831,000	709,521
PACCAR Financial Corp.,

4.95%, 10/03/2025	1,723,000	1,741,629

4.60%, 01/10/2028	901,000	915,719

Toyota Motor Credit Corp., 4.63%, 01/12/2028	1,532,000	1,559,578

		19,114,196

Automotive Parts & Equipment–0.86%
American Honda Finance Corp.,

4.70%, 01/12/2028	2,633,000	2,673,936

4.60%, 04/17/2030	2,910,000	2,922,525
ERAC USA Finance LLC,

4.60%, 05/01/2028(b)	2,672,000	2,668,398

4.90%, 05/01/2033(b)	4,162,000	4,159,298

5.40%, 05/01/2053(b)	3,866,000	3,898,879

		16,323,036

Automotive Retail–0.07%

Advance Auto Parts, Inc., 5.95%, 03/09/2028	1,327,000	1,370,526

Biotechnology–1.03%

AbbVie, Inc., 3.20%, 05/14/2026	1,852,000	1,784,851
Amgen, Inc.,

5.25%, 03/02/2025	3,920,000	3,955,509

5.15%, 03/02/2028	3,027,000	3,099,300

5.25%, 03/02/2030	1,378,000	1,415,811

5.25%, 03/02/2033	3,120,000	3,211,451

5.60%, 03/02/2043	2,726,000	2,807,189

5.65%, 03/02/2053	3,024,000	3,135,190

		19,409,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Core Bond Fund

	Principal Amount	Value

Cable & Satellite–0.28%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,

6.95% (3 mo. USD LIBOR + 1.65%), 02/01/2024(d)	$ 899,000	$ 902,778

4.91%, 07/23/2025	2,258,000	2,237,543

Comcast Corp., 5.50%, 11/15/2032	2,034,000	2,181,237

		5,321,558

Cargo Ground Transportation–0.37%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,

5.70%, 02/01/2028(b)	1,409,000	1,426,449

5.55%, 05/01/2028(b)	2,819,000	2,839,443

Ryder System, Inc., 4.63%, 06/01/2025	2,667,000	2,645,751

		6,911,643

Commercial & Residential Mortgage Finance–0.11%

Aviation Capital Group LLC, 6.25%, 04/15/2028(b)	2,042,000	2,061,598

Construction Machinery & Heavy Transportation Equipment– 0.29%

Daimler Trucks Finance North America LLC (Germany), 5.13%, 01/19/2028(b)	882,000	888,718

Komatsu Finance America, Inc., 5.50%, 10/06/2027(b)	1,567,000	1,631,481

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	2,991,000	3,022,032

		5,542,231

Consumer Finance–0.23%
General Motors Financial Co., Inc.,

6.05%, 10/10/2025	2,629,000	2,658,405

5.40%, 04/06/2026	673,000	673,704

5.00%, 04/09/2027	949,000	939,224

		4,271,333

Consumer Staples Merchandise Retail–1.05%

Dollar General Corp., 5.50%, 11/01/2052	923,000	938,957
Target Corp.,

4.50%, 09/15/2032	1,334,000	1,344,302

4.40%, 01/15/2033	2,795,000	2,796,202

4.80%, 01/15/2053	1,747,000	1,724,303
Walmart, Inc.,

3.90%, 04/15/2028	2,376,000	2,374,138

4.00%, 04/15/2030	1,921,000	1,912,984

4.10%, 04/15/2033	2,896,000	2,891,074

4.50%, 09/09/2052	993,000	984,636

4.50%, 04/15/2053	4,827,000	4,790,981

		19,757,577

Distillers & Vintners–0.09%

Brown-Forman Corp., 4.75%, 04/15/2033	921,000	940,903

Constellation Brands, Inc., 4.90%, 05/01/2033	783,000	786,510

		1,727,413

	Principal Amount	Value
Diversified Banks–8.87%
Australia and New Zealand Banking Group Ltd. (Australia),

5.09%, 12/08/2025	$ 1,879,000	$ 1,896,569

6.75%(b)(c)(e)	1,516,000	1,464,021
Bank of America Corp.,

2.46%, 10/22/2025(c)	3,212,000	3,070,709

4.38%, 04/27/2028(c)	1,401,000	1,360,973

4.95%, 07/22/2028(c)	1,098,000	1,094,885

5.20%, 04/25/2029(c)	6,793,000	6,842,198

4.57%, 04/27/2033(c)	1,287,000	1,228,607

5.02%, 07/22/2033(c)	1,502,000	1,482,041

5.29%, 04/25/2034(c)	6,519,000	6,567,759

Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(c)	2,175,000	2,231,663
BPCE S.A. (France),

5.41% (SOFR + 0.57%), 01/14/2025(b)(d)	1,818,000	1,799,801

5.98%, 01/18/2027(b)(c)	2,252,000	2,271,463
Citigroup, Inc.,

5.61%, 09/29/2026(c)	2,743,000	2,776,504

3.79%, 03/17/2033(c)	1,355,000	1,219,518

7.38%(c)(e)	5,965,000	5,905,350

Citizens Bank N.A., 6.06%, 10/24/2025(c)	2,436,000	2,358,482

Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	815,000	777,078

Federation des caisses Desjardins du Quebec (Canada), 5.28%, 01/23/2026(b)(c)	5,000,000	4,988,434
Fifth Third Bancorp,

2.38%, 01/28/2025	1,237,000	1,164,699

1.71%, 11/01/2027(c)	1,362,000	1,182,728

6.36%, 10/27/2028(c)	1,193,000	1,232,123

4.77%, 07/28/2030(c)	3,111,000	2,963,152
Fifth Third Bank N.A.,

5.85%, 10/27/2025(c)	2,674,000	2,658,425

3.85%, 03/15/2026	983,000	926,754
HSBC Holdings PLC (United Kingdom),

5.21%, 08/11/2028(c)	1,361,000	1,355,943

5.40%, 08/11/2033(c)	1,649,000	1,635,849

8.11%, 11/03/2033(c)	2,057,000	2,323,785

6.33%, 03/09/2044(c)	4,512,000	4,760,153

Huntington National Bank (The), 5.70%, 11/18/2025(c)	6,202,000	6,059,255
JPMorgan Chase & Co.,

4.32%, 04/26/2028(c)	1,339,000	1,314,641

4.85%, 07/25/2028(c)	1,171,000	1,174,960

4.59%, 04/26/2033(c)	920,000	895,770

5.72%, 09/14/2033(c)	2,645,000	2,732,774
KeyBank N.A.,

3.30%, 06/01/2025	1,128,000	1,064,717

4.15%, 08/08/2025	4,021,000	3,852,569

5.85%, 11/15/2027	2,857,000	2,856,020

4.90%, 08/08/2032	1,970,000	1,759,075

5.00%, 01/26/2033	3,449,000	3,209,740
Manufacturers & Traders Trust Co.,

5.40%, 11/21/2025	3,189,000	3,117,204

4.70%, 01/27/2028	2,384,000	2,263,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Core Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan),

4.79%, 07/18/2025(c)	$ 3,868,000	$ 3,834,316

5.02%, 07/20/2028(c)	1,412,000	1,407,793

5.24%, 04/19/2029(c)	1,381,000	1,391,878

1.80%, 07/20/2033(c)	1,554,000	1,555,808

5.41%, 04/19/2034(c)	1,424,000	1,439,092

Mizuho Financial Group, Inc. (Japan), 5.67%, 09/13/2033(c)	1,782,000	1,825,181

National Securities Clearing Corp., 5.10%, 11/21/2027(b)	2,305,000	2,339,835

NatWest Group PLC (United Kingdom), 6.02%, 03/02/2034(c)	945,000	983,486
Nordea Bank Abp (Finland),

4.75%, 09/22/2025(b)	1,702,000	1,692,891

5.38%, 09/22/2027(b)	1,229,000	1,243,656
PNC Financial Services Group, Inc. (The),

5.67%, 10/28/2025(c)	1,754,000	1,757,591

4.63%, 06/06/2033(c)	2,039,000	1,888,946

6.04%, 10/28/2033(c)	1,425,000	1,493,183

5.07%, 01/24/2034(c)	2,135,000	2,103,628

Series O, 8.98% (3 mo. USD LIBOR + 3.68%)(d)(e)	2,013,000	2,009,878

Series V, 6.20%(c)(e)	4,844,000	4,573,741

Series W, 6.25%(c)(e)	3,828,000	3,517,932

Royal Bank of Canada (Canada), 5.00%, 02/01/2033	2,771,000	2,792,743

Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(c)	1,677,000	1,707,956

Standard Chartered PLC (United Kingdom), 2.68%, 06/29/2032(b)(c)	1,468,000	1,172,251

Sumitomo Mitsui Financial Group, Inc. (Japan), 5.77%, 01/13/2033	5,966,000	6,265,720

Sumitomo Mitsui Trust Bank Ltd. (Japan), 5.65%, 03/09/2026(b)	1,455,000	1,481,371

Swedbank AB (Sweden), 5.34%, 09/20/2027(b)	1,523,000	1,531,143

Synovus Bank, 5.63%, 02/15/2028	2,174,000	2,046,282

Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(c)	1,765,000	1,802,118

Truist Bank, 2.64%, 09/17/2029(c)	1,355,000	1,270,321
U.S. Bancorp,

4.55%, 07/22/2028(c)	1,167,000	1,135,412

4.97%, 07/22/2033(c)	953,000	892,558

5.85%, 10/21/2033(c)	1,863,000	1,919,307

4.84%, 02/01/2034(c)	4,388,000	4,206,621

2.49%, 11/03/2036(c)	1,773,000	1,357,903
Wells Fargo & Co.,

5.39%, 04/24/2034(c)	2,110,000	2,147,932

4.61%, 04/25/2053(c)	1,114,000	999,773

		167,628,429

	Principal Amount	Value
Diversified Capital Markets–0.18%

Credit Suisse Group AG (Switzerland), 4.55%, 04/17/2026	$ 1,142,000	$ 1,063,716
UBS Group AG (Switzerland),

5.71%, 01/12/2027(b)(c)	958,000	955,909

4.75%, 05/12/2028(b)(c)	1,454,000	1,403,346

		3,422,971

Diversified Chemicals–0.17%
Celanese US Holdings LLC,

5.90%, 07/05/2024	1,519,000	1,521,023

6.05%, 03/15/2025	1,627,000	1,633,674

		3,154,697

Diversified Financial Services–0.45%

Jackson Financial, Inc., 5.17%, 06/08/2027	305,000	300,251

OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	3,505,000	3,522,857
Pershing Square Holdings Ltd.,

3.25%, 11/15/2030(b)	1,800,000	1,430,379

3.25%, 10/01/2031(b)	4,300,000	3,333,554

		8,587,041

Diversified Metals & Mining–0.71%
BHP Billiton Finance (USA) Ltd. (Australia),

4.88%, 02/27/2026	4,060,000	4,113,280

4.75%, 02/28/2028	2,523,000	2,566,279

4.90%, 02/28/2033	2,931,000	3,007,066

Rio Tinto Finance (USA) PLC (Australia), 5.13%, 03/09/2053	3,523,000	3,634,575

		13,321,200

Diversified REITs–0.25%
VICI Properties L.P.,

4.75%, 02/15/2028	1,034,000	998,182

4.95%, 02/15/2030	1,034,000	989,518

VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(b)	2,782,000	2,771,042

		4,758,742

Education Services–0.07%

Johns Hopkins University (The), Series A, 4.71%, 07/01/2032	1,222,000	1,254,959

Electric Utilities–2.24%

AEP Texas, Inc., 3.95%, 06/01/2028(b)	2,489,000	2,418,791

American Electric Power Co., Inc., 5.75%, 11/01/2027	1,038,000	1,083,213

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	1,043,000	1,095,359

Duke Energy Carolinas LLC, 5.35%, 01/15/2053	1,921,000	2,019,484
Duke Energy Corp.,

5.00%, 12/08/2025	2,248,000	2,263,930

5.00%, 08/15/2052	1,266,000	1,189,209

Duke Energy Indiana LLC, 5.40%, 04/01/2053	2,263,000	2,343,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Core Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)

Enel Finance America LLC (Italy), 7.10%, 10/14/2027(b)	$ 814,000	$ 874,137

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	1,637,000	1,696,995

Evergy Metro, Inc., 4.95%, 04/15/2033	1,158,000	1,164,830

Exelon Corp., 5.60%, 03/15/2053	1,908,000	1,966,376

Metropolitan Edison Co., 5.20%, 04/01/2028(b)	639,000	651,950

National Rural Utilities Cooperative Finance Corp., 5.80%, 01/15/2033	731,000	788,106

NextEra Energy Capital Holdings, Inc., 6.05%, 03/01/2025	1,940,000	1,973,222

4.63%, 07/15/2027	1,568,000	1,571,027

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	1,097,000	1,139,446

Pacific Gas and Electric Co., 6.15%, 01/15/2033	1,326,000	1,346,667

PacifiCorp, 5.35%, 12/01/2053	4,161,000	4,340,027

Pennsylvania Electric Co., 5.15%, 03/30/2026(b)	262,000	263,454

Public Service Co. of Colorado, 5.25%, 04/01/2053	1,751,000	1,803,826

Public Service Electric and Gas Co., 5.13%, 03/15/2053	1,098,000	1,138,254

San Diego Gas & Electric Co., 5.35%, 04/01/2053	4,087,000	4,242,453

Southern Co. (The), 5.15%, 10/06/2025	812,000	820,639

5.70%, 10/15/2032	790,000	834,866

Southwestern Electric Power Co., 5.30%, 04/01/2033	1,539,000	1,560,788

Virginia Electric and Power Co., 5.00%, 04/01/2033	1,669,000	1,691,283

		42,281,888

Electrical Components & Equipment–0.36%

CenterPoint Energy Houston Electric LLC, Series AI, 4.45%, 10/01/2032	1,712,000	1,699,965
Regal Rexnord Corp.,

6.05%, 04/15/2028(b)	2,741,000	2,769,286

6.30%, 02/15/2030(b)	1,097,000	1,118,609

6.40%, 04/15/2033(b)	1,212,000	1,237,272

		6,825,132

Environmental & Facilities Services–0.09%
Republic Services, Inc.,

4.88%, 04/01/2029	562,000	573,847

5.00%, 04/01/2034	1,024,000	1,048,196

		1,622,043

Financial Exchanges & Data–0.45%

Cboe Global Markets, Inc., 3.00%, 03/16/2032	1,891,000	1,661,705
Intercontinental Exchange, Inc.,

4.00%, 09/15/2027	982,000	972,134

4.35%, 06/15/2029	757,000	750,576

4.60%, 03/15/2033	749,000	749,465

4.95%, 06/15/2052	1,026,000	1,020,448

5.20%, 06/15/2062	2,184,000	2,232,534

	Principal Amount	Value
Financial Exchanges & Data–(continued)

Moody’s Corp., 3.10%, 11/29/2061	$ 1,658,000	$ 1,107,404

		8,494,266

Gas Utilities–0.06%

Southwest Gas Corp., 5.45%, 03/23/2028	1,085,000	1,103,518

Health Care Equipment–0.60%

Alcon Finance Corp. (Switzerland), 5.38%, 12/06/2032(b)	1,304,000	1,343,076

Becton, Dickinson and Co., 4.69%, 02/13/2028	1,225,000	1,239,803
Medtronic Global Holdings S.C.A.,

4.25%, 03/30/2028	4,354,000	4,371,132

4.50%, 03/30/2033	4,400,000	4,443,742

		11,397,753

Health Care Facilities–0.17%
UPMC,

5.04%, 05/15/2033	2,398,000	2,389,086

5.38%, 05/15/2043	796,000	805,839

		3,194,925

Health Care Services–0.33%
Piedmont Healthcare, Inc.,

Series 2032, 2.04%, 01/01/2032	1,105,000	882,398

Series 2042, 2.72%, 01/01/2042	1,067,000	761,488

2.86%, 01/01/2052	1,219,000	829,246

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	3,254,000	2,029,484

Roche Holdings, Inc., 2.31%, 03/10/2027(b)	1,750,000	1,638,806

		6,141,422

Home Improvement Retail–0.70%
Lowe’s Cos., Inc.,

5.00%, 04/15/2033	2,469,000	2,496,886

5.15%, 07/01/2033	2,984,000	3,042,819

5.75%, 07/01/2053	899,000	918,192

5.80%, 09/15/2062	1,537,000	1,549,212

5.85%, 04/01/2063	5,210,000	5,247,548

		13,254,657

Hotels, Resorts & Cruise Lines–0.39%

Expedia Group, Inc., 3.25%, 02/15/2030	5,712,000	5,024,152

Marriott International, Inc., 4.90%, 04/15/2029	2,349,000	2,336,319

		7,360,471

Industrial Conglomerates–0.18%

Honeywell International, Inc., 5.00%, 02/15/2033	3,181,000	3,358,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Bond Fund

	Principal Amount	Value
Industrial REITs–0.49%
Prologis L.P.,

4.63%, 01/15/2033	$ 1,804,000	$ 1,799,228

4.75%, 06/15/2033	4,377,000	4,388,404

5.25%, 06/15/2053	3,138,000	3,148,080

		9,335,712

Insurance Brokers–0.15%

Arthur J. Gallagher & Co., 5.50%, 03/02/2033	1,708,000	1,767,307

Marsh & McLennan Cos., Inc., 5.45%, 03/15/2053	1,044,000	1,088,704

		2,856,011

Integrated Oil & Gas–0.33%

BP Capital Markets America, Inc., 4.81%, 02/13/2033	3,885,000	3,954,190

BP Capital Markets PLC (United Kingdom), 4.88%(c)(e)	1,559,000	1,437,250

Shell International Finance B.V. (Netherlands), 2.88%, 11/26/2041	1,047,000	810,277

		6,201,717

Integrated Telecommunication Services–0.69%
AT&T, Inc.,

5.48% (SOFR + 0.64%), 03/25/2024(d)	1,104,000	1,102,216

2.55%, 12/01/2033	1,594,000	1,283,869
T-Mobile USA, Inc.,

3.50%, 04/15/2025	1,852,000	1,802,553

5.05%, 07/15/2033	2,310,000	2,328,507

3.40%, 10/15/2052	1,944,000	1,407,713

5.65%, 01/15/2053	2,895,000	2,988,324

Verizon Communications, Inc., 2.36%, 03/15/2032	2,642,000	2,169,838

		13,083,020

Interactive Media & Services–0.20%
Meta Platforms, Inc.,

3.85%, 08/15/2032	1,060,000	1,001,327

4.45%, 08/15/2052	1,797,000	1,585,975

4.65%, 08/15/2062	1,416,000	1,256,583

		3,843,885

Investment Banking & Brokerage–1.09%

Charles Schwab Corp. (The), Series K, 5.00%(c)(e)	948,000	820,020
Goldman Sachs Group, Inc. (The),

5.70%, 11/01/2024	1,470,000	1,483,682

4.48%, 08/23/2028(c)	809,000	794,304
Morgan Stanley,

5.12%, 02/01/2029(c)	1,307,000	1,314,360

5.16%, 04/20/2029(c)	7,661,000	7,720,796

5.25%, 04/21/2034(c)	7,367,000	7,453,741

5.95%, 01/19/2038(c)	1,050,000	1,056,733

		20,643,636

Life & Health Insurance–1.80%
Delaware Life Global Funding,

Series 22-1, 3.31%, 03/10/2025(b)	3,826,000	3,626,895

Series 21-1, 2.66%, 06/29/2026(b)	10,423,000	9,493,685

	Principal Amount	Value
Life & Health Insurance–(continued)

F&G Annuities & Life, Inc., 7.40%, 01/13/2028(b)	$ 2,392,000	$ 2,434,985

Lincoln National Corp., Series C, 9.25%(c)(e)	1,146,000	1,156,028

MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(f)	9,203,000	7,346,743

MetLife, Inc., 5.25%, 01/15/2054	3,441,000	3,410,562

Northwestern Mutual Global Funding, 4.35%, 09/15/2027(b)	1,664,000	1,660,253
Principal Financial Group, Inc.,

5.38%, 03/15/2033	2,129,000	2,167,295

5.50%, 03/15/2053	2,836,000	2,759,698

		34,056,144

Managed Health Care–0.99%
Kaiser Foundation Hospitals,

Series 2021, 2.81%, 06/01/2041	2,490,000	1,866,029

3.00%, 06/01/2051	2,595,000	1,849,432
UnitedHealth Group, Inc.,

5.00%, 10/15/2024	1,719,000	1,728,808

5.15%, 10/15/2025	1,199,000	1,222,799

5.25%, 02/15/2028	1,470,000	1,536,898

4.25%, 01/15/2029	1,696,000	1,694,727

5.30%, 02/15/2030	2,500,000	2,640,656

5.35%, 02/15/2033	2,150,000	2,294,000

4.50%, 04/15/2033	763,000	764,359

5.05%, 04/15/2053	1,632,000	1,659,178

5.20%, 04/15/2063	1,350,000	1,378,290

		18,635,176

Movies & Entertainment–0.16%
Warnermedia Holdings, Inc.,

5.05%, 03/15/2042(b)	2,101,000	1,739,417

5.14%, 03/15/2052(b)	1,682,000	1,345,539

		3,084,956

Multi-line Insurance–0.57%

Allianz SE (Germany), 3.20%(b)(c)(e)	1,558,000	1,136,160

American International Group, Inc., 5.13%, 03/27/2033	2,353,000	2,365,414

Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	1,041,000	1,077,461

Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	3,521,000	3,578,319

New York Life Global Funding, 4.55%, 01/28/2033(b)	2,631,000	2,617,276

		10,774,630

Multi-Utilities–0.45%

Dominion Energy, Inc., 5.38%, 11/15/2032	3,428,000	3,519,991

NiSource, Inc., 5.25%, 03/30/2028	749,000	765,447
WEC Energy Group, Inc.,

5.00%, 09/27/2025	1,928,000	1,939,332

5.15%, 10/01/2027	1,061,000	1,085,141

4.75%, 01/15/2028	1,113,000	1,119,757

		8,429,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Bond Fund

	Principal Amount	Value
Office REITs–0.40%
Boston Properties L.P.,
2.90%, 03/15/2030	$ 1,075,000	$ 875,031
3.25%, 01/30/2031	654,000	536,476
2.55%, 04/01/2032	1,308,000	984,651
2.45%, 10/01/2033	1,304,000	939,074
Office Properties Income Trust,
4.25%, 05/15/2024	2,222,000	2,098,725
4.50%, 02/01/2025	1,404,000	1,195,116
2.65%, 06/15/2026	297,000	208,092
2.40%, 02/01/2027	1,137,000	730,108
		7,567,273

Oil & Gas Exploration & Production–0.15%
EQT Corp., 5.68%, 10/01/2025	1,745,000	1,742,483
Pioneer Natural Resources Co., 5.10%, 03/29/2026	1,078,000	1,089,310
		2,831,793

Oil & Gas Refining & Marketing–0.16%
Phillips 66, 5.30%, 06/30/2033	2,958,000	2,996,987

Oil & Gas Storage & Transportation–1.16%
Enbridge, Inc. (Canada), 5.70%, 03/08/2033	2,710,000	2,815,462
Energy Transfer L.P., 5.75%, 02/15/2033	1,062,000	1,084,151
Kinder Morgan, Inc.,
4.80%, 02/01/2033	1,071,000	1,037,279
5.20%, 06/01/2033	2,813,000	2,793,837
5.45%, 08/01/2052	2,050,000	1,894,920
MPLX L.P.,
5.00%, 03/01/2033	1,684,000	1,655,387
4.95%, 03/14/2052	1,426,000	1,236,300
ONEOK, Inc., 6.10%, 11/15/2032	792,000	828,506
Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037(b)	1,232,000	1,269,763
Targa Resources Corp.,
5.20%, 07/01/2027	925,000	927,243
6.25%, 07/01/2052	1,050,000	1,040,129
TransCanada Pipelines Ltd. (Canada), 6.20%, 03/09/2026	100,000	100,591
Western Midstream Operating L.P., 6.15%, 04/01/2033	2,343,000	2,384,494
Williams Cos., Inc. (The), 5.65%, 03/15/2033	2,795,000	2,897,637
		21,965,699

Other Specialized REITs–0.04%
EPR Properties, 4.95%, 04/15/2028	921,000	822,739

Packaged Foods & Meats–0.36%
Mars, Inc.,
4.55%, 04/20/2028(b)	3,852,000	3,890,641
4.65%, 04/20/2031(b)	1,945,000	1,963,902
McCormick & Co., Inc., 4.95%, 04/15/2033	967,000	968,391
		6,822,934

Paper & Plastic Packaging Products & Materials–0.09%
Berry Global, Inc., 1.65%, 01/15/2027	2,034,000	1,787,343

	Principal Amount	Value
Passenger Airlines–0.31%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	$ 1,955,840	$ 1,730,291
Series 2021-1, Class A, 2.88%, 07/11/2034	976,108	819,102
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	775,378	760,676
4.75%, 10/20/2028(b)	1,743,945	1,694,547
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	935,007	936,095

Series 2019-2, Class AA, 2.70%, 05/01/2032	6,192	5,349
		5,946,060

Personal Care Products–0.71%
Kenvue, Inc.,

5.05%, 03/22/2028(b)	1,480,000	1,533,413
5.00%, 03/22/2030(b)	2,765,000	2,868,587
4.90%, 03/22/2033(b)	4,193,000	4,344,191
5.10%, 03/22/2043(b)	1,438,000	1,491,746
5.05%, 03/22/2053(b)	1,643,000	1,707,061
5.20%, 03/22/2063(b)	1,396,000	1,453,792
		13,398,790

Pharmaceuticals–0.43%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	1,136,000	1,124,457
Eli Lilly and Co.,
4.70%, 02/27/2033	2,228,000	2,314,603
4.88%, 02/27/2053	2,147,000	2,245,994
4.95%, 02/27/2063	1,199,000	1,253,127
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	1,668,000	1,166,693
		8,104,874

Precious Metals & Minerals–0.06%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	1,168,000	1,140,870

Rail Transportation–0.33%
CSX Corp., 4.50%, 11/15/2052	1,611,000	1,484,314
Union Pacific Corp.,
4.50%, 01/20/2033	1,833,000	1,847,122
4.95%, 09/09/2052	889,000	908,322
5.15%, 01/20/2063	1,852,000	1,898,835
		6,138,593

Regional Banks–0.80%
Citizens Financial Group, Inc.,

4.30%, 12/03/2025	1,108,000	1,026,753
2.64%, 09/30/2032	1,734,000	1,292,186
KeyCorp, 3.88%, 05/23/2025(c)	1,965,000	1,899,491
M&T Bank Corp., 5.05%, 01/27/2034(c)	1,935,000	1,818,424
Morgan Stanley Bank N.A., 4.75%, 04/21/2026	1,490,000	1,498,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Bond Fund

	Principal Amount	Value
Regional Banks–(continued)
Truist Financial Corp.,
4.87%, 01/26/2029(c)	$ 2,088,000	$ 2,045,605
4.92%, 07/28/2033(c)	2,514,000	2,356,008
6.12%, 10/28/2033(c)	1,405,000	1,462,534
5.12%, 01/26/2034(c)	1,843,000	1,788,580
		15,187,938

Restaurants–0.09%
McDonald’s Corp., 5.15%, 09/09/2052	1,634,000	1,661,084

Retail REITs–0.10%
Realty Income Corp.,
5.63%, 10/13/2032	931,000	965,669
2.85%, 12/15/2032	992,000	828,965
		1,794,634

Self-Storage REITs–0.06%
Extra Space Storage L.P., 5.70%, 04/01/2028	1,065,000	1,090,540

Semiconductors–0.17%
Broadcom, Inc.,
3.46%, 09/15/2026	2,143,000	2,054,594
3.14%, 11/15/2035(b)	1,573,000	1,218,850
		3,273,444

Specialized Consumer Services–0.06%
Ashtead Capital, Inc. (United Kingdom), 5.55%, 05/30/2033(b)	1,140,000	1,134,648

Specialized Finance–0.28%
IP Lending VII Ltd. (Bermuda), Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(f)	5,493,000	5,362,541

Steel–0.19%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	3,424,000	3,578,939

Systems Software–0.60%
Oracle Corp.,
6.25%, 11/09/2032	4,512,000	4,873,320
4.90%, 02/06/2033	2,818,000	2,777,407
6.90%, 11/09/2052	1,914,000	2,146,992
5.55%, 02/06/2053	1,540,000	1,481,477
		11,279,196

Technology Hardware, Storage & Peripherals–0.12%
Apple, Inc.,
3.35%, 08/08/2032	1,435,000	1,362,476
2.55%, 08/20/2060	1,499,000	995,435
		2,357,911

Telecom Tower REITs–0.19%
American Tower Corp., 3.38%, 10/15/2026	1,852,000	1,764,640
Crown Castle, Inc., 4.45%, 02/15/2026	1,852,000	1,834,442
		3,599,082

	Principal Amount	Value
Tobacco–1.33%
Philip Morris International, Inc.,
5.13%, 11/17/2027	$ 1,473,000	$ 1,509,284
4.88%, 02/15/2028	6,944,000	7,008,431
5.13%, 02/15/2030	7,695,000	7,779,022
5.38%, 02/15/2033	8,580,000	8,756,890
		25,053,627

Transaction & Payment Processing Services–0.27%
Mastercard, Inc., 4.85%, 03/09/2033	4,143,000	4,330,960
PayPal Holdings, Inc., 5.05%, 06/01/2052	850,000	818,047
		5,149,007
Total U.S. Dollar Denominated Bonds & Notes (Cost $759,810,398)		748,041,667

U.S. Government Sponsored Agency Mortgage-Backed Securities–26.96%

Collateralized Mortgage Obligations–0.51%
Fannie Mae Interest STRIPS, IO,
7.00%, 06/25/2023 to 04/25/2032(g)	645,149	125,007
7.50%, 10/25/2023 to 11/25/2029(g)	20,906	1,339
6.50%, 04/25/2029 to 02/25/2033(g)(h)	1,066,876	159,312
6.00%, 06/25/2033 to 03/25/2036(g)(h)	695,926	111,357
5.50%, 09/25/2033 to 06/25/2035(g)(h)	1,224,452	195,599
Fannie Mae REMICs,
6.50%, 06/25/2023 to 10/25/2031	121,868	124,930
4.50%, 08/25/2025	6,992	6,894
5.50%, 12/25/2025 to 07/25/2046(g)	2,315,243	1,421,040
7.00%, 07/25/2026 to 04/25/2033(g)	443,509	64,959
4.00%, 08/25/2026 to 08/25/2047(g)	1,176,463	184,490
6.00%, 11/25/2028	58,397	59,553
7.50%, 12/25/2029	375,573	390,212
6.02% (1 mo. USD LIBOR + 1.00%), 07/25/2032(d)	53,149	53,997
5.42% (1 mo. USD LIBOR + 0.40%), 03/25/2033(d)	14,351	14,253
5.27% (1 mo. USD LIBOR + 0.25%), 08/25/2035(d)	44,118	43,735
5.79% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(d)	114,092	129,808
5.96% (1 mo. USD LIBOR + 0.94%), 06/25/2037(d)	75,297	76,224
5.00%, 04/25/2040	98,595	97,343
PO, 0.00%, 09/25/2023(i)	732	727
IO, 3.13% (8.15% - (1.00 x 1 mo. USD LIBOR)), 04/25/2027(d)(g)	42,756	2,245
3.00%, 11/25/2027(g)	908,107	36,982
2.08% (7.10% - (1.00 x 1 mo. USD LIBOR)), 11/25/2030(d)(g)	11,056	696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
4.85% (9.80% - (1.00 x 1 mo. USD LIBOR)), 03/17/2031(d)(g)	$ 23	$ 1
2.73% (7.75% - (1.00 x 1 mo. USD LIBOR)), 07/25/2031 to 02/25/2032(d)(g)	48,718	4,491
2.89% (7.85% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031(d)(g)	42,120	3,698
2.88% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(d)(g)	104,499	9,669
2.23% (7.25% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(d)(g)	76,977	7,115
2.93% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(d)(g)	126,615	10,301
3.08% (8.10% - (1.00 x 1 mo. USD LIBOR)), 02/25/2032 to 03/25/2032(d)(g)	14,818	940
1.00% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(d)(g)	132,114	2,755
1.98% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 09/25/2032(d)(g)	347,818	27,078
2.98% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 12/25/2032(d)(g)	252,825	27,422
3.04% (8.00% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(d)(g)	161,486	16,766
3.14% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(d)(g)	45,994	3,947
3.18% (8.20% - (1.00 x 1 mo. USD LIBOR)), 01/25/2033(d)(g)	231,203	24,937
3.23% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(d)(g)	161,374	22,732
2.53% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(d)(g)	177,890	18,939
1.68% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2035 to 05/25/2035(d)(g)	378,767	31,078
1.73% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035(d)(g)	69,989	4,936
1.58% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(d)(g)	241,524	14,702
3.50%, 08/25/2035(g)	3,698,292	452,039
1.08% (6.10% - (1.00 x 1 mo. USD LIBOR)), 10/25/2035(d)(g)	184,412	15,657
1.56% (6.58% - (1.00 x 1 mo. USD LIBOR)), 06/25/2036(d)(g)	11,692	1,055
1.03% (6.05% - (1.00 x 1 mo. USD LIBOR)), 07/25/2038(d)(g)	73,965	1,980
1.53% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(d)(g)	344,783	25,629
1.13% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(d)(g)	832,480	96,192
0.88% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(d)(g)	5,850,544	466,837

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, IO, 1.91%, 03/25/2024(h)	$ 65,260,240	$ 183,309
Series KC03, Class X1, IO, 0.63%, 11/25/2024(h)	40,465,265	335,247
Series K734, Class X1, IO, 0.78%, 02/25/2026(h)	32,696,495	459,808
Series K735, Class X1, IO, 1.10%, 05/25/2026(h)	33,640,483	788,136
Series K093, Class X1, IO, 1.09%, 05/25/2029(h)	27,566,654	1,272,695
Freddie Mac REMICs,
5.00%, 09/15/2023	4,454	4,439
6.00% (1 mo. USD LIBOR + 1.05%), 10/15/2023(d)	8,348	8,359
6.50%, 02/15/2028 to 06/15/2032	565,346	583,669
6.00%, 04/15/2029	35,315	35,989
5.85% (1 mo. USD LIBOR + 0.90%), 07/15/2031(d)	40,184	40,588
7.00%, 03/15/2032	151,999	161,335
3.50%, 05/15/2032	128,529	123,846
5.95% (1 mo. USD LIBOR + 1.00%), 06/15/2032(d)	172,480	175,289
6.61% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(d)	32,559	39,814
5.35% (1 mo. USD LIBOR + 0.40%), 09/15/2035(d)	82,110	81,091
IO, 2.70% (7.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2026 to 03/15/2029(d)(g)	126,093	6,103
3.00%, 06/15/2027 to 05/15/2040(g)	3,105,759	132,356
2.50%, 05/15/2028(g)	681,352	27,543
2.75% (7.70% - (1.00 x 1 mo. USD LIBOR)), 03/15/2029(d)(g)	16,881	484
3.15% (8.10% - (1.00 x 1 mo. USD LIBOR)), 09/15/2029(d)(g)	6,709	405
2.80% (7.75% - (1.00 x 1 mo. USD LIBOR)), 01/15/2032(d)(g)	94,218	7,031
2.10% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(d)(g)	207,771	13,744
1.75% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(d)(g)	217,108	11,630
1.80% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(d)(g)	152,740	8,693
1.77% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(d)(g)	798,298	53,945
1.70% (6.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(d)(g)	333,316	38,002
2.05% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(d)(g)	73,742	7,857
1.05% (6.00% - (1.00 x 1 mo. USD LIBOR)), 04/15/2038(d)(g)	39,988	3,862
1.12% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(d)(g)	1,046,324	89,961
1.30% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(d)(g)	289,274	20,556
1.15% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(d)(g)	907,458	96,741
4.00%, 03/15/2045(g)	363,649	20,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac STRIPS, IO,
7.00%, 01/04/2027(g)	$59,131	$5,139
3.00%, 12/15/2027(g)	1,176,520	58,287
3.27%, 12/15/2027(h)	313,012	13,798
6.50%, 01/02/2028(g)	5,880	587
7.50%, 12/15/2029(g)	18,298	2,682
6.00%, 12/15/2032(g)	59,848	7,522
PO, 0.00%, 06/01/2026(i)	5,827	5,491
		9,518,005

Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
6.00%, 07/01/2024 to 11/01/2037	54,592	56,325
9.00%, 01/01/2025 to 05/01/2025	560	566
6.50%, 07/01/2028 to 04/01/2034	65,139	67,336
7.00%, 10/01/2031 to 10/01/2037	615,764	643,611
5.50%, 09/01/2039	377,410	390,671
		1,158,509

Federal National Mortgage Association (FNMA)–4.34%
6.50%, 12/01/2029 to 11/01/2031	426,999	441,097
7.50%, 01/01/2033 to 08/01/2033	463,576	481,837
7.00%, 04/01/2033 to 04/01/2034	262,638	271,952
5.50%, 05/01/2036	292,594	303,342
4.00%, 05/01/2052	9,013,067	8,691,418
TBA, 3.00%, 05/01/2053(j)	80,000,000	71,862,501
		82,052,147

Government National Mortgage Association (GNMA)–7.00%
ARM, 2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2025 to 07/20/2027(d)	956	939
IO, 2.55% (7.50% - (1.00 x 1 mo. USD LIBOR)), 02/16/2032(d)(g)	11,644	4
1.60% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(d)(g)	552,012	42,742
1.70% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(d)(g)	1,596,757	99,513
4.50%, 09/16/2047(g)	2,595,533	412,836
1.25% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(d)(g)	2,160,430	212,684
TBA, 2.50%, 05/01/2053(j)	69,445,000	61,362,524
4.50%, 05/01/2053(j)	39,787,000	39,037,886
5.50%, 05/01/2053(j)	30,947,000	31,157,343
		132,326,471

Packaged Foods & Meats–0.00%

5.50%, 01/02/2035	62,628	64,927

	Principal Amount	Value
Uniform Mortgage-Backed Securities–15.05%
TBA, 2.50%, 05/01/2053(j)	$80,000,000	$69,276,563
3.50%, 05/01/2053(j)	43,000,000	39,956,406
4.00%, 05/01/2053(j)	16,410,000	15,686,934
4.50%, 05/01/2053(j)	16,409,000	16,041,720
5.00%, 05/01/2053(j)	83,579,000	83,105,603
5.50%, 05/01/2053(j)	59,800,000	60,295,219
		284,362,445
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $518,982,935)		509,482,504

Asset-Backed Securities–21.70%
Alternative Loan Trust,
Series 2005-21CB, Class A7, 5.50%, 06/25/2035	539,948	428,756
Series 2005-29CB, Class A4, 5.00%, 07/25/2035	254,056	156,325
AmeriCredit Automobile Receivables Trust,
Series 2019-2, Class C, 2.74%, 04/18/2025	801,402	796,259
Series 2019-2, Class D, 2.99%, 06/18/2025	4,570,000	4,487,973
Series 2019-3, Class D, 2.58%, 09/18/2025	2,285,000	2,220,581
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,415,000	3,912,649
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(k)	516,050	488,871
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(k)	1,627,749	1,493,460
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(k)	1,009,679	842,767
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(k)	2,515,156	2,084,025
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(l)	4,459,731	3,963,960
Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	6,614,000	6,322,217
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	1,463,000	1,478,290
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	5,238,000	5,321,105

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 6.44% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(d)	7,338,000	7,172,117
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	165,515	137,883
Series 2007-C, Class 1A4, 3.96%, 05/20/2036(k)	62,892	55,375
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	192,895	159,100
Bank, Series 2019-BNK16, Class XA, IO, 1.10%, 02/15/2052(h)	23,631,875	969,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Bond Fund

	Principal Amount	Value
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(k)	$3,659,589	$3,142,580
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(k)	3,660,440	3,024,952
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(k)	3,446,920	3,052,558
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(k)	3,861,695	3,316,134
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(k)	4,711,435	3,893,484
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(d)	141,300	133,017
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	343,498	327,479
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.68%, 01/15/2051(h)	25,349,722	490,018
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(k)	872,360	817,814
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 5.80% (1 mo. USD LIBOR + 0.85%), 11/15/2038(b)(d)	2,220,000	2,161,715
Series 2021-VOLT, Class A, 5.65% (1 mo. USD LIBOR + 0.70%), 09/15/2036(b)(d)	4,080,000	3,942,539
Series 2021-VOLT, Class B, 5.90% (1 mo. USD LIBOR + 0.95%), 09/15/2036(b)(d)	3,595,000	3,439,268
BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	1,625,000	1,596,373
Series 2022-LBA6, Class A, 5.89% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(d)	3,670,000	3,569,752
Series 2022-LBA6, Class B, 6.19% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(d)	2,265,000	2,184,061
Series 2022-LBA6, Class C, 6.49% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(d)	1,215,000	1,162,878
CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	7,031,000	7,240,043
CCG Receivables Trust,
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,303,840	1,302,275
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	900,000	898,911
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 1.02%, 11/13/2050(h)	10,077,873	264,972
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 6.23% (3 mo. USD LIBOR + 0.98%), 04/20/2031(b)(d)	3,687,000	3,653,227

	Principal Amount	Value
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(k)	$73,060	$69,304
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.99%, 01/25/2036(k)	402,205	352,749
CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 6.46% (3 mo. USD LIBOR + 1.20%), 10/17/2031(b)(d)	1,497,000	1,485,826
Series 2016-1A, Class ARR, 5.90% (3 mo. USD LIBOR + 1.08%), 10/21/2031(b)(d)	1,538,000	1,515,984
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.13%, 11/10/2046(h)	11,131,876	17,527
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	258,898	255,646
Series 2017-C4, Class XA, IO, 1.17%, 12/10/2050(h)	25,900,449	845,929
Citigroup Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(d)	645,008	621,378
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(k)	3,696,830	3,055,024
COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(k)	102,010	100,603
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(k)	1,895,862	1,618,636
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(k)	2,720,591	2,400,073
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(l)	2,645,620	2,405,470
Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(k)	3,659,464	3,442,097
COMM Mortgage Trust,
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	294,122	287,508
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	2,865,000	2,795,336
Series 2014-UBS6, Class AM, 4.05%, 10/12/2047	5,720,000	5,417,479
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(k)	650,526	555,816
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(k)	868,085	741,238
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(k)	3,549,891	3,322,653
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(k)	1,890,000	1,704,008
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(k)	3,754,491	3,681,852
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	10,613,000	9,056,079
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	585,294	312,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Bond Fund

	Principal Amount	Value
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.34% (3 mo. USD LIBOR + 1.08%), 01/15/2034(b)(d)	$1,078,634	$1,060,872
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(k)	205,567	197,184
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(k)	315,758	267,643
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(k)	2,570,873	2,206,801
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(l)	3,492,782	3,425,425
Extended Stay America Trust, Series 2021-ESH, Class B, 6.33% (1 mo. USD LIBOR + 1.38%), 07/15/2038(b)(d)	1,688,813	1,640,883
First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 1A6, 5.50% (1 mo. USD LIBOR + 0.65%), 11/25/2035(d)	360,159	161,779
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(k)	5,876,214	5,146,196
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(k)	1,262,135	1,108,480
FREMF Mortgage Trust,
Series 2015-K44, Class B, 3.85%, 01/25/2048(b)(k)	1,175,000	1,138,892
Series 2017-K62, Class B, 4.01%, 01/25/2050(b)(k)	1,040,000	984,950
Series 2017-K724, Class B, 5.26%, 12/25/2049(b)(k)	780,000	766,457
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 6.32% (3 mo. USD LIBOR + 1.07%), 01/20/2033(b)(d)	1,712,000	1,690,523
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 6.32% (3 mo. USD LIBOR + 1.07%), 10/20/2032(b)(d)	2,190,000	2,162,332
Golub Capital Partners CLO 40(A) Ltd., Series 2019-40A, Class AR, 6.35% (3 mo. USD LIBOR + 1.09%), 01/25/2032(b)(d)	5,264,000	5,180,518
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class A, 5.62% (1 mo. Term SOFR + 0.73%), 08/15/2036(b)(d)	1,615,000	1,604,865
GS Mortgage Securities Trust,
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	974,215	961,548
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	168,809	167,493
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	3,780,000	3,195,935

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(k)	3,098,102	2,728,555

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 3.65%, 07/25/2035(k)	62,363	57,597

	Principal Amount	Value
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	$1,322,000	$1,177,596
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	705,000	623,525
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	978,000	917,615
Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	432,000	403,890
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	3,490,000	3,442,378
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	1,722,000	1,596,203
Series 2014-C20, Class AS, 4.04%, 07/15/2047	3,950,000	3,809,891
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 4.00%, 07/25/2035(k)	213,266	206,509
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(k)	4,414,311	3,663,004
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class AS, 4.07%, 11/15/2047	6,036,000	5,799,094
Series 2015-C27, Class XA, IO, 1.28%, 02/15/2048(h)	31,359,280	478,652
Series 2015-C28, Class AS, 3.53%, 10/15/2048	3,400,000	3,229,038
KKR CLO 30 Ltd., Series 30A, Class A1R, 6.28% (3 mo. USD LIBOR + 1.02%), 10/17/2031(b)(d)	3,771,000	3,731,910
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(k)	5,855	456
Life Mortgage Trust,
Series 2021-BMR, Class A, 5.70% (1 mo. Term SOFR + 0.81%), 03/15/2038(b)(d)	2,255,916	2,198,343
Series 2021-BMR, Class B, 5.88% (1 mo. Term SOFR + 0.99%), 03/15/2038(b)(d)	3,671,393	3,551,032
Series 2021-BMR, Class C, 6.10% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(d)	1,543,263	1,480,056
Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 6.42% (3 mo. USD LIBOR + 1.15%), 04/19/2033(b)(d)	10,755,000	10,626,661
Med Trust,
Series 2021-MDLN, Class A, 5.90% (1 mo. USD LIBOR + 0.95%), 11/15/2038(b)(d)	2,652,121	2,576,339
Series 2021-MDLN, Class B, 6.40% (1 mo. USD LIBOR + 1.45%), 11/15/2038(b)(d)	2,595,290	2,503,766
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(k)	2,382,770	2,101,214
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(k)	2,338,008	2,055,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Bond Fund

	Principal Amount	Value
MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(k)	$ 2,655,544	$ 2,194,516
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(k)	3,191,734	2,806,475
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(k)	3,124,528	2,692,697
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 5.65% (1 mo. USD LIBOR + 0.70%), 07/15/2038(b)(d)	1,945,000	1,882,376
Series 2021-STOR, Class B, 5.85% (1 mo. USD LIBOR + 0.90%), 07/15/2038(b)(d)	1,460,000	1,401,110
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	3,532,310	3,518,888
Series 2014-C19, Class AS, 3.83%, 12/15/2047	5,035,000	4,828,686

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.99%, 12/15/2050(h)	10,638,760	349,532

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.29% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(d)	4,833,502	4,796,395

Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 6.32% (3 mo. USD LIBOR + 1.06%), 04/16/2033(b)(d)	3,402,000	3,368,538

New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(k)	2,463,175	2,252,581
OBX Trust,
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(k)	3,195,445	2,765,967
Series 2022-NQM2, Class A1, 2.95%, 01/25/2062(b)(k)	3,787,068	3,455,180
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(b)(l)	2,428,137	2,243,963
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(l)	2,305,000	2,007,435
Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(b)(l)	5,067,246	5,073,047

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(k)	2,719,235	2,406,447
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 6.22% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(d)	3,192,000	3,163,221
Series 2020-8RA, Class A1, 6.48% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(d)	6,027,000	5,960,842

Octagon Investment Partners 31 Ltd., Series 2017-1A, Class AR, 6.30% (3 mo. USD LIBOR + 1.05%), 07/20/2030(b)(d)	5,122,024	5,081,447

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.48% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(d)	5,507,000	5,459,128

	Principal Amount	Value

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.51% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(d)	$ 5,076,061	$ 5,028,346

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(k)	3,763,201	3,151,263

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	259,223	258,820
Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	6,794,581	6,345,494
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	2,408,328	2,100,372
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	3,203,663	3,099,172

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 5.96% (3 mo. USD LIBOR + 1.04%), 02/20/2030(b)(d)	4,002,432	3,975,115
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	45,319	34,693
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	249,420	199,406

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(k)	446,035	425,971

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	2,068,724	1,944,297
Santander Drive Auto Receivables Trust,
Series 2019-2, Class D, 3.22%, 07/15/2025	848,877	845,810
Series 2019-3, Class D, 2.68%, 10/15/2025	566,995	565,132
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(k)	4,334,537	3,974,181
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(k)	1,828,488	1,667,809
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	1,830,550	1,514,146
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,791,183	1,393,394
STAR Trust,
Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(k)	1,870,139	1,632,227
Series 2021-SFR1, Class A, 5.55% (1 mo. Term SOFR + 0.71%), 04/17/2038(b)(d)	11,591,092	11,268,018
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(k)	131,232	125,128
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(k)	4,604,147	3,854,309
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(k)	3,380,660	2,940,359

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 6.55% (3 mo. USD LIBOR + 1.29%), 04/18/2033(b)(d)	3,000,000	2,974,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Bond Fund

	Principal Amount	Value
Synchrony Card Funding LLC, Series 2022-A2, Class A, 3.86%, 07/15/2028	$ 5,365,000	$ 5,277,756
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	4,334,400	3,800,485
TICP CLO XV Ltd., Series 2020-15A, Class A, 6.53% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(d)	4,685,000	4,647,248
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	4,243,524	3,660,157
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.22%, 11/15/2050(h)	15,668,699	485,949
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(l)	808,189	766,213
Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(l)	1,018,416	968,120
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(k)	159,407	155,008
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(k)	875,386	745,406
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(k)	3,652,163	3,141,991
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(k)	1,208,043	1,093,059
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(l)	2,513,793	2,272,809
Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(l)	3,890,567	3,686,946
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(l)	1,308,937	1,289,084
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(l)	1,942,265	1,960,210
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	838,904	763,404
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 4.23%, 10/25/2033(k)	197,863	185,352
Series 2005-AR14, Class 1A4, 3.90%, 12/25/2035(k)	281,852	263,490
Series 2005-AR16, Class 1A1, 3.86%, 12/25/2035(k)	293,611	265,333
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	1,160,250	1,141,585
Series 2017-C42, Class XA, IO, 1.01%, 12/15/2050(h)	17,782,146	577,767
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	2,330,000	2,147,839
Series 2014-C20, Class AS, 4.18%, 05/15/2047	1,693,000	1,642,714
Series 2014-C25, Class AS, 3.98%, 11/15/2047	5,225,000	5,021,291
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(k)	2,174,838	2,127,133

	Principal Amount	Value
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	$ 5,752,537	$ 4,847,434

Total Asset-Backed Securities (Cost $444,807,249)		410,153,874

U.S. Treasury Securities–15.99%

U.S. Treasury Bonds–4.09%
3.88%, 02/15/2043	31,974,700	32,321,926

4.00%, 11/15/2052	42,329,200	44,954,933

		77,276,859

U.S. Treasury Notes–11.90%
3.88%, 03/31/2025	79,927,900	79,609,437
3.75%, 04/15/2026	65,808,400	65,834,106
3.63%, 03/31/2028	44,086,800	44,329,622
3.63%, 03/31/2030	2,578,300	2,602,471

3.50%, 02/15/2033	32,403,000	32,597,924

		224,973,560

Total U.S. Treasury Securities (Cost $298,129,586)		302,250,419

Agency Credit Risk Transfer Notes–0.65%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1, 6.92% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(d)	3,700,540	3,712,673
Series 2022-R04, Class 1M1, 6.82% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(d)	1,920,697	1,923,390
Series 2023-R02, Class 1M1, 7.12% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(d)	1,374,293	1,381,380
Freddie Mac,
Series 2014-DN3, Class M3, STACR®, 9.02% (1 mo. USD LIBOR + 4.00%), 08/25/2024(d)	512,327	518,809
Series 2022-DNA3, Class M1A, STACR®, 6.82% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(d)	2,721,462	2,731,154
Series 2022-DNA6, Class M1, STACR®, 6.97% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(d)	901,829	906,389

Series 2023-DNA1, Class M1, STACR®, 6.92% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(d)	1,146,648	1,150,282

Total Agency Credit Risk Transfer Notes (Cost $12,286,703)		12,324,077

Municipal Obligations–0.62%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	1,370,000	1,302,172
Series 2022, RB, 4.35%, 06/01/2041	995,000	933,926
California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	1,725,000	1,208,507
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	2,585,000	1,892,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Bond Fund

	Principal Amount	Value

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	$ 4,965,000	$ 3,698,803
Texas Natural Gas Securitization Finance Corp.,
Series 2023 A-1, RB, 5.10%, 04/01/2035	1,295,000	1,360,887

Series 2023 A-2, RB, 5.17%, 04/01/2041	1,295,000	1,411,140

Total Municipal Obligations (Cost $14,230,000)		11,808,018

	Shares
Common Stocks & Other Equity Interests–0.00%

Agricultural Products & Services–0.00%

Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(f)(m)	28	0

	Shares	Value
Money Market Funds–19.29%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(n)(o)	128,331,970	$128,331,970

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(n)(o)	89,546,581	89,573,445

Invesco Treasury Portfolio, Institutional Class, 4.77%(n)(o)	146,665,109	146,665,109

Total Money Market Funds (Cost $364,554,275)		364,570,524

TOTAL INVESTMENTS IN SECURITIES–124.79% (Cost $2,412,801,146)		2,358,631,083

OTHER ASSETS LESS LIABILITIES–(24.79)%		(468,529,718)

NET ASSETS–100.00%		$1,890,101,365

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
PO	– Principal Only
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $486,411,144, which represented 25.73% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(e)	Perpetual bond with no specified maturity date.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(i)	Zero coupon bond issued at a discount.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1K.
(k)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Non-income producing security.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 42,417,738	$275,521,937	$(189,607,705)	$ -	$ -	$128,331,970	$1,883,949
Invesco Liquid Assets Portfolio, Institutional Class	28,202,765	196,801,383	(135,434,074)	6,306	(2,935)	89,573,445	1,343,403
Invesco Treasury Portfolio, Institutional Class	48,477,414	314,882,214	(216,694,519)	-	-	146,665,109	2,150,305
Total	$119,097,917	$787,205,534	$(541,736,298)	$6,306	$(2,935)	$364,570,524	$5,377,657

(o)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes	1,131	June-2023	$124,118,415	$15,154	$15,154

U.S. Treasury 10 Year Notes	913	June-2023	105,180,453	(223,416)	(223,416)

U.S. Treasury Long Bonds	421	June-2023	55,427,281	2,038,078	2,038,078

U.S. Treasury Ultra Bonds	169	June-2023	23,897,656	736,484	736,484

Subtotal–Long Futures Contracts				2,566,300	2,566,300

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 2 Year Notes	60	June-2023	(12,369,844)	(6,562)	(6,562)

U.S. Treasury 10 Year Ultra Notes	1,021	June-2023	(124,003,640)	(1,968,939)	(1,968,939)

Subtotal–Short Futures Contracts				(1,975,501)	(1,975,501)

Total Futures Contracts				$590,799	$590,799

(a)	Futures contracts collateralized by $5,274,044 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Bond Fund

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2023

U.S. Dollar Denominated Bonds & Notes	39.58%

U.S. Government Sponsored Agency Mortgage-Backed Securities	26.96

Asset-Backed Securities	21.70

U.S. Treasury Securities	15.99

Security Types Each Less Than 1% of Portfolio	1.27

Money Market Funds Plus Other Assets Less Liabilities	(5.50)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Bond Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $2,048,246,871)	$1,994,060,559

Investments in affiliated money market funds, at value (Cost $ 364,554,275)	364,570,524

Other investments:
Variation margin receivable – futures contracts	418,373

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	5,274,044

Cash collateral – TBA commitments	10,853,250

Cash	2,043,010

Receivable for:
Investments sold	30,574,460

Fund shares sold	2,706,005

Dividends	1,515,199

Interest	11,262,766

Principal paydowns	14,638

Investment for trustee deferred compensation and retirement plans	144,310

Other assets	63,337

Total assets	2,423,500,475

Liabilities:
Payable for:
Investments purchased	31,407,870

TBA sales commitment	492,767,619

Dividends	1,298,483

Fund shares reacquired	1,762,081

Due to broker	5,184,000

Accrued fees to affiliates	737,968

Accrued other operating expenses	96,779

Trustee deferred compensation and retirement plans	144,310

Total liabilities	533,399,110

Net assets applicable to shares outstanding	$1,890,101,365

Net assets consist of:
Shares of beneficial interest	$2,175,153,584

Distributable earnings (loss)	(285,052,219)

$1,890,101,365

Net Assets:
Class A	$613,079,329

Class C	$42,835,270

Class R	$76,279,526

Class Y	$829,619,055

Class R5	$14,271

Class R6	$328,273,914

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	106,185,137

Class C	7,412,828

Class R	13,216,006

Class Y	144,563,230

Class R5	2,472

Class R6	56,896,705

Class A:
Net asset value per share	$5.77

Maximum offering price per share (Net asset value of $5.77 ÷ 95.75%)	$6.03

Class C:
Net asset value and offering price per share	$5.78

Class R:
Net asset value and offering price per share	$5.77

Class Y:
Net asset value and offering price per share	$5.74

Class R5:
Net asset value and offering price per share	$5.77

Class R6:
Net asset value and offering price per share	$5.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Bond Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Interest	$33,201,407

Dividends from affiliated money market funds	5,377,657

Total investment income	38,579,064

Expenses:
Advisory fees	2,872,172

Administrative services fees	121,245

Custodian fees	14,164

Distribution fees:
Class A	723,674

Class C	214,754

Class R	180,205

Transfer agent fees – A, C, R and Y	1,126,374

Transfer agent fees – R5	4

Transfer agent fees – R6	44,794

Trustees’ and officers’ fees and benefits	10,734

Registration and filing fees	90,194

Reports to shareholders	46,015

Professional services fees	48,653

Other	16,069

Total expenses	5,509,051

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(784,638)

Net expenses	4,724,413

Net investment income	33,854,651

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(40,506,056)

Affiliated investment securities	(2,935)

Futures contracts	(752,426)

Swap agreements	209,876

(41,051,541)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	120,877,881

Affiliated investment securities	6,306

Futures contracts	(266,858)

120,617,329

Net realized and unrealized gain	79,565,788

Net increase in net assets resulting from operations	$113,420,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Bond Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income	$33,854,651	$38,737,628

Net realized gain (loss)	(41,051,541)	(181,509,479)

Change in net unrealized appreciation (depreciation)	120,617,329	(178,899,691)

Net increase (decrease) in net assets resulting from operations	113,420,439	(321,671,542)

Distributions to shareholders from distributable earnings:
Class A	(13,059,635)	(16,307,502)

Class C	(791,841)	(896,446)

Class R	(1,506,970)	(1,685,982)

Class Y	(15,653,340)	(16,570,288)

Class R5	(330)	(416)

Class R6	(7,097,240)	(8,105,449)

Total distributions from distributable earnings	(38,109,356)	(43,566,083)

Share transactions–net:
Class A	19,444,842	(52,098,582)

Class C	(820,528)	(15,137,193)

Class R	4,706,090	72,409

Class Y	256,553,097	(45,598,670)

Class R6	30,211,989	35,989,122

Net increase (decrease) in net assets resulting from share transactions	310,095,490	(76,772,914)

Net increase (decrease) in net assets	385,406,573	(442,010,539)

Net assets:
Beginning of period	1,504,694,792	1,946,705,331

End of period	$1,890,101,365	$1,504,694,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/ or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Six months ended 04/30/23	$5.51	$0.11	$ 0.28	$ 0.39	$(0.13)	$ –	$(0.13)	$5.77	7.05%	$613,079	0.68	%(f)	0.79	%(f)	3.92	%(f)	273%
Year ended 10/31/22	6.84	0.13	(1.31)	(1.18)	(0.15)	–	(0.15)	5.51	(17.43)	566,064	0.69		0.79		2.17		413
Year ended 10/31/21	7.05	0.09	(0.08)	0.01	(0.10)	(0.12)	(0.22)	6.84	0.15	760,690	0.72		0.79		1.23		526
Year ended 10/31/20	7.03	0.14	0.37	0.51	(0.15)	(0.34)	(0.49)	7.05	7.36 (g)	763,731	0.74	(g)	0.80	(g)	1.98	(g)	397
Ten months ended 10/31/19	6.57	0.17	0.46	0.63	(0.17)	–	(0.17)	7.03	9.73	563,054	0.75	(f)	0.81	(f)	2.95	(f)	86
Year ended 12/31/18	6.86	0.21	(0.29)	(0.08)	(0.21)	–	(0.21)	6.57	(1.12)	478,723	0.75		0.80		3.18		64
Year ended 12/31/17	6.76	0.18	0.11	0.29	(0.19)	–	(0.19)	6.86	4.29	561,713	0.77		0.87		2.62		86
Class C
Six months ended 04/30/23	5.51	0.09	0.28	0.37	(0.10)	–	(0.10)	5.78	6.83	42,835	1.43	(f)	1.54	(f)	3.17	(f)	273
Year ended 10/31/22	6.84	0.09	(1.32)	(1.23)	(0.10)	–	(0.10)	5.51	(18.07)	41,620	1.44		1.54		1.42		413
Year ended 10/31/21	7.05	0.03	(0.07)	(0.04)	(0.05)	(0.12)	(0.17)	6.84	(0.64)	68,167	1.48		1.54		0.47		526
Year ended 10/31/20	7.03	0.08	0.37	0.45	(0.09)	(0.34)	(0.43)	7.05	6.51	94,978	1.55		1.56		1.17		397
Ten months ended 10/31/19	6.58	0.12	0.46	0.58	(0.13)	–	(0.13)	7.03	8.85	75,026	1.54	(f)	1.56	(f)	2.15	(f)	86
Year ended 12/31/18	6.87	0.16	(0.29)	(0.13)	(0.16)	–	(0.16)	6.58	(1.90)	91,596	1.55		1.55		2.38		64
Year ended 12/31/17	6.77	0.12	0.11	0.23	(0.13)	–	(0.13)	6.87	3.43	109,888	1.60		1.63		1.79		86
Class R
Six months ended 04/30/23	5.50	0.10	0.29	0.39	(0.12)	–	(0.12)	5.77	7.11	76,280	0.93	(f)	1.04	(f)	3.67	(f)	273
Year ended 10/31/22	6.83	0.12	(1.31)	(1.19)	(0.14)	–	(0.14)	5.50	(17.68)	68,228	0.94		1.04		1.92		413
Year ended 10/31/21	7.04	0.07	(0.08)	(0.01)	(0.08)	(0.12)	(0.20)	6.83	(0.14)	84,671	0.98		1.04		0.97		526
Year ended 10/31/20	7.03	0.12	0.36	0.48	(0.13)	(0.34)	(0.47)	7.04	6.90	78,849	1.04		1.06		1.68		397
Ten months ended 10/31/19	6.57	0.15	0.47	0.62	(0.16)	–	(0.16)	7.03	9.47	58,568	1.05	(f)	1.07	(f)	2.66	(f)	86
Year ended 12/31/18	6.86	0.19	(0.29)	(0.10)	(0.19)	–	(0.19)	6.57	(1.41)	52,539	1.05		1.05		2.88		64
Year ended 12/31/17	6.76	0.16	0.10	0.26	(0.16)	–	(0.16)	6.86	3.95	61,691	1.10		1.12		2.29		86
Class Y
Six months ended 04/30/23	5.47	0.12	0.28	0.40	(0.13)	–	(0.13)	5.74	7.40	829,619	0.43	(f)	0.54	(f)	4.17	(f)	273
Year ended 10/31/22	6.79	0.15	(1.30)	(1.15)	(0.17)	–	(0.17)	5.47	(17.21)	544,605	0.44		0.54		2.42		413
Year ended 10/31/21	7.00	0.10	(0.07)	0.03	(0.12)	(0.12)	(0.24)	6.79	0.43	721,456	0.43		0.54		1.52		526
Year ended 10/31/20	6.99	0.16	0.36	0.52	(0.17)	(0.34)	(0.51)	7.00	7.56	622,504	0.44		0.56		2.28		397
Ten months ended 10/31/19	6.53	0.18	0.47	0.65	(0.19)	–	(0.19)	6.99	10.05	528,791	0.45	(f)	0.56	(f)	3.25	(f)	86
Year ended 12/31/18	6.82	0.23	(0.29)	(0.06)	(0.23)	–	(0.23)	6.53	(0.84)	413,373	0.45		0.55		3.48		64
Year ended 12/31/17	6.72	0.20	0.11	0.31	(0.21)	–	(0.21)	6.82	4.60	343,689	0.48		0.62		2.93		86
Class R5
Six months ended 04/30/23	5.50	0.12	0.28	0.40	(0.13)	–	(0.13)	5.77	7.38	14	0.41	(f)	0.43	(f)	4.19	(f)	273
Year ended 10/31/22	6.84	0.15	(1.32)	(1.17)	(0.17)	–	(0.17)	5.50	(17.36)	14	0.44		0.45		2.42		413
Year ended 10/31/21	7.05	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.84	0.46	17	0.41		0.43		1.54		526
Year ended 10/31/20	7.03	0.16	0.37	0.53	(0.17)	(0.34)	(0.51)	7.05	7.71	17	0.43		0.44		2.29		397
Period ended 10/31/19(h)	6.81	0.10	0.21	0.31	(0.09)	–	(0.09)	7.03	4.60	19	0.40	(f)	0.41	(f)	3.29	(f)	86
Class R6
Six months ended 04/30/23	5.50	0.12	0.28	0.40	(0.13)	–	(0.13)	5.77	7.39	328,274	0.39	(f)	0.41	(f)	4.21	(f)	273
Year ended 10/31/22	6.83	0.15	(1.31)	(1.16)	(0.17)	–	(0.17)	5.50	(17.22)	284,165	0.40		0.41		2.46		413
Year ended 10/31/21	7.04	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.83	0.48	311,703	0.38		0.40		1.57		526
Year ended 10/31/20	7.02	0.17	0.36	0.53	(0.17)	(0.34)	(0.51)	7.04	7.76	263,690	0.38		0.39		2.34		397
Ten months ended 10/31/19	6.57	0.19	0.45	0.64	(0.19)	–	(0.19)	7.02	9.91	968,348	0.38	(f)	0.39	(f)	3.31	(f)	86
Year ended 12/31/18	6.86	0.23	(0.28)	(0.05)	(0.24)	–	(0.24)	6.57	(0.77)	902,457	0.40		0.41		3.53		64
Year ended 12/31/17	6.75	0.20	0.12	0.32	(0.21)	–	(0.21)	6.86	4.81	993,755	0.42		0.43		2.98		86

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.00% and 0.00% for the ten months ended October 31, 2019 and for the years ended December 31, 2018 and 2017, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $7,090,795,832 and $7,321,457,192, $10,593,719,030 and $10,775,658,902 and $9,083,844,819 and $8,679,566,809 for ten months ended October 31, 2019 and for the years ended December 31, 2018 and 2017, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Bond Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Core Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

25	Invesco Core Bond Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.	Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund

26	Invesco Core Bond Fund

executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

M. Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N. Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O. Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.400%

Next $500 million	0.350%

Next $4 billion	0.330%

Over $5 billion	0.310%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.34%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.70%, 1.45%, 0.95%, 0.45%, 0.45% and 0.45%, respectively of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limits.

The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $132,284 and reimbursed class level expenses of $265,079, $20,325, $33,964, $313,022, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and

27	Invesco Core Bond Fund

Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $31,105 in front-end sales commissions from the sale of Class A shares and $116 and $509 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$735,332,383	$12,709,284	$748,041,667
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	509,482,504	–	509,482,504
Asset-Backed Securities	–	410,153,874	–	410,153,874
U.S. Treasury Securities	–	302,250,419	–	302,250,419
Agency Credit Risk Transfer Notes	–	12,324,077	–	12,324,077
Municipal Obligations	–	11,808,018	–	11,808,018
Common Stocks & Other Equity Interests	–	–	0	0
Money Market Funds	364,570,524	–	–	364,570,524
Total Investments in Securities	364,570,524	1,981,351,275	12,709,284	2,358,631,083

Other Investments - Assets*

Futures Contracts	2,789,716	–	–	2,789,716

Other Investments - Liabilities*

Futures Contracts	(2,198,917)	–	–	(2,198,917)

Total Other Investments	590,799	–	–	590,799

Total Investments	$365,161,323	$1,981,351,275	$12,709,284	$2,359,221,882

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

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Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ 2,789,716

Derivatives not subject to master netting agreements	(2,789,716)

Total Derivative Assets subject to master netting agreements	$ –

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(2,198,917)

Derivatives not subject to master netting agreements	2,198,917

Total Derivative Liabilities subject to master netting agreements	$ –

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations

	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$(752,426)	$(752,426)

Swap agreements	209,876	-	209,876

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	-	(266,858)	(266,858)

Total	$209,876	$(1,019,284)	$(809,408)

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$329,355,172	$34,813,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,964.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

29	Invesco Core Bond Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$142,619,694	$40,259,328	$182,879,022

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $678,817,047 and $805,167,342, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 18,999,359

Aggregate unrealized (depreciation) of investments	(81,225,589)

Net unrealized appreciation (depreciation) of investments	$(62,226,230)

Cost of investments for tax purposes is $2,421,448,112.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	12,016,321	$69,025,062	17,838,489	$112,639,168

Class C	1,391,127	7,981,649	1,518,947	9,458,524

Class R	1,807,845	10,379,682	2,842,778	17,892,812

Class Y	78,584,063	448,754,643	74,333,819	455,512,781

Class R6	11,438,728	65,680,512	26,237,706	160,963,443

Issued as reinvestment of dividends:
Class A	2,058,461	11,798,378	2,390,857	14,761,196

Class C	125,268	718,402	131,458	814,804

Class R	261,372	1,497,247	271,732	1,673,246

Class Y	1,815,826	10,350,000	1,923,761	11,825,056

Class R6	956,550	5,480,046	1,043,833	6,429,314

Automatic conversion of Class C shares to Class A shares:
Class A	500,053	2,878,343	900,361	5,642,658

Class C	(499,386)	(2,878,343)	(899,544)	(5,642,658)

Reacquired:
Class A	(11,211,650)	(64,256,941)	(29,586,157)	(185,141,604)

Class C	(1,157,339)	(6,642,236)	(3,162,356)	(19,767,863)

Class R	(1,250,609)	(7,170,839)	(3,109,203)	(19,493,649)

Class Y	(35,378,234)	(202,551,546)	(82,922,888)	(512,936,507)

Class R6	(7,153,272)	(40,948,569)	(21,257,303)	(131,403,635)

Net increase (decrease) in share activity	54,305,124	$310,095,490	(11,503,710)	$(76,772,914)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

30	Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,070.50	$3.49	$1,021.42	$3.41	0.68%
Class C	1,000.00	1,068.30	7.33	1,017.70	7.15	1.43
Class R	1,000.00	1,071.10	4.78	1,020.18	4.66	0.93
Class Y	1,000.00	1,074.00	2.21	1,022.66	2.16	0.43
Class R5	1,000.00	1,073.80	2.11	1,022.76	2.06	0.41
Class R6	1,000.00	1,073.90	2.01	1,022.86	1.96	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31	Invesco Core Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 033-19338	Invesco Distributors, Inc.	O-TRB-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Developing Markets Fund

Nasdaq:

A: ODMAX ∎ C: ODVCX ∎ R: ODVNX ∎ Y: ODVYX ∎ R5: DVMFX ∎ R6: ODVIX

2	Fund Performance

4	Liquidity Risk Management Program

5	Consolidated Schedule of Investments

8	Consolidated Financial Statements

11	Consolidated Financial Highlights

12	Notes to Consolidated Financial Statements

19	Fund Expenses

20	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.35%
Class C Shares	26.84
Class R Shares	27.16
Class Y Shares	27.48
Class R5 Shares	27.59
Class R6 Shares	27.56
MSCI Emerging Markets Index▼	16.36
Source(s): ▼RIMES Technologies Corp.

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Developing Markets Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares

Inception (11/18/96)	9.50%
10 Years	1.65
5 Years	-1.66
1 Year	2.10

Class C Shares
Inception (11/18/96)	9.48%
10 Years	1.62
5 Years	-1.28
1 Year	6.22

Class R Shares
Inception (3/1/01)	8.69%
10 Years	1.97
5 Years	-0.79

1 Year	7.76

Class Y Shares
Inception (9/7/05)	6.66%
10 Years	2.49
5 Years	-0.29
1 Year	8.30

Class R5 Shares
10 Years	2.38%
5 Years	-0.25
1 Year	8.54

Class R6 Shares
Inception (12/29/11)	4.27%
10 Years	2.66
5 Years	-0.14
1 Year	8.47

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the In-vesco Oppenheimer Developing Markets Fund. The Fund was subsequently renamed the Invesco Developing Markets Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Developing Markets Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Developing Markets Fund

Consolidated Schedule of Investments

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.75%
Australia–0.73%
Glencore PLC	31,801,189	$187,645,731

Brazil–5.26%
Ambev S.A.	164,774,890	467,783,881

B3 S.A. - Brasil, Bolsa, Balcao	51,427,659	120,428,858

Banco Bradesco S.A., Preference Shares	44,217,998	122,783,446

Lojas Renner S.A.	14,272,783	45,326,774

NU Holdings Ltd., Class A(a)	51,705,313	266,799,415

Vale S.A., ADR	14,522,765	209,273,044

WEG S.A.	13,377,478	110,285,475

		1,342,680,893

Chile–0.67%
Antofagasta PLC	1,507,358	27,696,225

Banco Santander Chile	2,980,660,083	142,525,214

		170,221,439

China–26.87%
BeiGene Ltd., ADR(a)	1,153,984	294,219,761

H World Group Ltd.	1,984,000	9,242,295

H World Group Ltd., ADR(b)	24,442,360	1,146,346,684

Meituan, B Shares(a)(c)	12,470,295	212,821,427

MicroTech Medical Hangzhou Co. Ltd., H Shares(a)(c)	7,473,100	6,570,800

NetEase, Inc., ADR	9,063,153	807,798,827

New Horizon Health Ltd.(a)(c)	12,827,500	46,077,251

PDD Holdings, Inc., ADR(a)	2,897,961	197,496,042

Silergy Corp.	6,185,000	98,497,174

Tencent Holdings Ltd.	20,800,758	920,168,015

Wuxi Biologics Cayman, Inc. (a)(c)	38,305,500	229,138,176

Yum China Holdings, Inc.(b)	27,793,775	1,700,423,154

Zai Lab Ltd., ADR(a)	3,167,715	110,806,671

ZTO Express (Cayman), Inc.	2,473,482	68,243,788

ZTO Express (Cayman), Inc., ADR(b)	36,797,774	1,018,562,384

		6,866,412,449

France–6.03%
L’Oreal S.A.	114,473	54,634,354

Pernod Ricard S.A.	5,340,276	1,233,606,605

TotalEnergies SE	3,976,481	253,495,606

		1,541,736,565

Hong Kong–1.42%
AIA Group Ltd.	26,390,200	287,948,303

Hongkong Land Holdings Ltd.	16,676,900	74,069,484

		362,017,787

India–18.55%
Havells India Ltd.	6,161,199	92,784,585

Housing Development Finance Corp. Ltd.	52,264,758	1,778,172,369

Kotak Mahindra Bank Ltd.	58,625,877	1,395,065,886

Oberoi Realty Ltd.	16,504,089	185,028,499

	Shares	Value

India–(continued)
Pine Labs Pvt. Ltd. (Acquired 09/09/2021; Cost $49,999,780)(d)(e)	134,098	$62,853,388

Tata Consultancy Services Ltd.	31,072,921	1,226,925,955

		4,740,830,682

Indonesia–0.75%
PT Bank Central Asia Tbk	308,121,400	190,446,286

Italy–2.09%
Ermenegildo Zegna N.V.	5,142,215	66,488,840

PRADA S.p.A.	63,716,010	468,369,221

		534,858,061

Japan–0.48%
Daiichi Sankyo Co. Ltd.	3,611,900	123,867,868

Mexico–10.53%
America Movil S.A.B. de C.V., ADR	22,361,361	480,545,648

Fomento Economico Mexicano S.A.B. de C.V., Series CPO	37,779,629	367,552,641

Grupo Mexico S.A.B. de C.V., Class B	264,410,945	1,300,179,184

Wal-Mart de Mexico S.A.B. de C.V., Series V	134,735,534	543,228,614

		2,691,506,087

Netherlands–0.05%
Argenx SE, ADR(a)	35,542	13,786,031

Peru–0.86%
Credicorp Ltd.	1,612,568	218,470,713

Philippines–1.08%
SM Investments Corp.	17,036,772	275,464,241

Portugal–0.42%
Galp Energia SGPS S.A.	8,874,145	107,536,667

Russia–0.73%
Novatek PJSC, GDR(a)(c)(d)	4,100,000	185,893,381

Sberbank of Russia PJSC(a)(d)	4,942,538	5

		185,893,386

South Africa–0.55%
FirstRand Ltd.	39,817,720	140,337,987

South Korea–7.02%
LG Chem Ltd.	1,437,069	801,381,592

LG H&H Co. Ltd.	174,807	81,434,626

Samsung Biologics Co. Ltd.(a)(c)	696,602	407,743,981

Samsung Electronics Co. Ltd.	10,236,738	504,347,614

		1,794,907,813

Switzerland–3.22%
Cie Financiere Richemont S.A.	4,855,448	802,328,405

Cie Financiere Richemont S.A., Wts., expiring 11/22/2023(a)	15,598,668	20,068,768

		822,397,173

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Developing Markets Fund

	Shares	Value

Taiwan–7.29%
MediaTek, Inc.	952,000	$20,689,304

Taiwan Semiconductor Manufacturing Co. Ltd.	112,282,429	1,841,375,633

		1,862,064,937

United Kingdom–0.15%
AstraZeneca PLC, ADR	508,184	37,209,232

Total Common Stocks & Other Equity Interests (Cost $16,100,221,818)		24,210,292,028

Preferred Stocks–0.88%
China–0.26%
Abogen Therapeutics Ltd., Series C, Pfd. (Acquired 08/02/2021; Cost $65,429,977)(d)(e)	1,436,122	65,429,977

India–0.62%
Bundl Technologies Pvt. Ltd., Series K, Pfd. (Acquired 01/24/2022; Cost $190,477,257)(d)(e)	28,844	95,459,193

Pine Labs Pvt. Ltd., Series K, Pfd. (Acquired 09/09/2021; Cost $50,000,355)(d)(e)	103,185	62,854,111

		158,313,304

Total Preferred Stocks (Cost $305,907,589)		223,743,281

	Shares	Value

Money Market Funds–4.81%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(b)(f)	429,926,771	$429,926,771

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(b)(f)	306,997,784	307,089,883

Invesco Treasury Portfolio, Institutional Class, 4.77%(b)(f)	491,344,881	491,344,881

Total Money Market Funds (Cost $1,228,341,255)		1,228,361,535

TOTAL INVESTMENTS IN SECURITIES-100.44% (Cost $17,634,470,662)		25,662,396,844

OTHER ASSETS LESS LIABILITIES–(0.44)%		(112,012,475)

NET ASSETS–100.00%		$25,550,384,369

Investment Abbreviations:

ADR – American Depositary Receipt

CPO – Certificates of Ordinary Participation

GDR – Global Depositary Receipt

Pfd. – Preferred

Wts. – Warrants

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$210,074,808	$995,266,633	$(775,414,670)	$-	$-	$429,926,771	$6,098,821
Invesco Liquid Assets Portfolio, Institutional Class	160,872,614	710,904,738	(564,705,841)	(27,661)	46,033	307,089,883	4,550,929
Invesco Treasury Portfolio, Institutional Class	240,085,494	1,137,447,581	(886,188,194)	-	-	491,344,881	6,965,896

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Developing Markets Fund

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Other Affiliates:
H World Group Ltd., ADR	$714,027,757	$11,355,288	$(104,693,057)	$496,312,985	$29,343,711	$1,146,346,684	$-
Yandex N.V.	23	-	(195,733,646)	916,590,344	(720,856,721)	-	-
Yum China Holdings, Inc.	1,248,079,869	-	(147,349,964)	589,482,433	10,210,816	1,700,423,154	7,513,160
Zai Lab Ltd., ADR*	161,412,607	-	(171,661,029)	531,007,762	(409,952,669)	110,806,671	-
Zee Entertainment Enterprises Ltd.	155,536,647	-	(152,698,432)	100,140,255	(102,978,470)	-	-
ZTO Express (Cayman), Inc., ADR	621,514,403	-	-	397,047,981	-	1,018,562,384	13,247,198
Total	$3,511,604,222	$2,854,974,240	$(2,998,444,833)	$3,030,554,099	$(1,194,187,300)	$5,204,500,428	$38,376,004

*	At April 30, 2023, this security was no longer an affiliate of the Fund.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $1,088,245,016, which represented 4.26% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The aggregate value of these securities at April 30, 2023 was $286,596,669, which represented 1.12% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.

Open Forward Foreign Currency Contracts

		Contract to		Unrealized Appreciation (Depreciation)

Settlement Date	Counterparty	Deliver	Receive

Currency Risk

05/02/2023	State Street Bank & Trust Co.	PHP 45,475,585	USD 814,703	$(6,378)

05/03/2023	State Street Bank & Trust Co.	PHP 46,946,119	USD 844,482	(3,150)

Total Forward Foreign Currency Contracts				$(9,528)

Abbreviations:

PHP – Philippines Peso

USD – U.S. Dollar

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Consumer Discretionary	18.65%
Financials	18.25
Information Technology	14.94
Consumer Staples	10.76
Materials	9.89
Communication Services	8.64
Industrials	6.13
Health Care	5.22
Energy	2.14
Real Estate	1.01
Money Market Funds Plus Other Assets Less Liabilities	4.37

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Developing Markets Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $14,255,984,418)	$20,568,703,087

Investments in affiliates, at value (Cost $3,378,486,244)	5,093,693,757

Cash	172,598,725

Foreign currencies, at value (Cost $11,288,037)	11,289,159

Receivable for:
Investments sold	152,678,671

Fund shares sold	28,528,337

Dividends	25,473,722

Investment for trustee deferred compensation and retirement plans	1,325,043

Other assets	234,185

Total assets	26,054,524,686

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	9,528

Payable for:
Investments purchased	264,575,946

Fund shares reacquired	33,984,452

Accrued foreign taxes	190,005,745

Accrued fees to affiliates	8,974,969

Accrued trustees’ and officers’ fees and benefits	273,332

Accrued other operating expenses	4,991,302

Trustee deferred compensation and retirement plans	1,325,043

Total liabilities	504,140,317

Net assets applicable to shares outstanding	$25,550,384,369

Net assets consist of:
Shares of beneficial interest	$20,545,827,121

Distributable earnings	5,004,557,248

$25,550,384,369

Net Assets:
Class A	$2,711,339,042

Class C	$34,068,995

Class R	$250,083,994

Class Y	$12,278,926,841

Class R5	$138,730

Class R6	$10,275,826,767

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	68,067,397

Class C	948,134

Class R	6,584,435

Class Y	313,633,298

Class R5	3,487

Class R6	262,678,305

Class A:
Net asset value per share	$39.83

Maximum offering price per share (Net asset value of $39.83 ÷ 94.50%)	$42.15

Class C:
Net asset value and offering price per share	$35.93

Class R:
Net asset value and offering price per share	$37.98

Class Y:
Net asset value and offering price per share	$39.15

Class R5:
Net asset value and offering price per share	$39.78

Class R6:
Net asset value and offering price per share	$39.12

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Developing Markets Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $44,844,970)	$167,679,153

Dividends from affiliates	38,376,004

Total investment income	206,055,157

Expenses:
Advisory fees	97,163,296

Administrative services fees	1,816,397

Custodian fees	4,812,602

Distribution fees:
Class A	3,326,479

Class C	170,084

Class R	604,507

Transfer agent fees – A, C, R and Y	11,252,882

Transfer agent fees – R5	11

Transfer agent fees – R6	1,533,340

Trustees’ and officers’ fees and benefits	117,916

Registration and filing fees	173,707

Reports to shareholders	1,036,293

Professional services fees	203,940

Other	209,884

Total expenses	122,421,338

Less: Fees waived and/or expense offset arrangement(s)	(464,163)

Net expenses	121,957,175

Net investment income	84,097,982

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $40,699,299)	(263,470,079)

Affiliated investment securities	(1,194,187,300)

Foreign currencies	(6,459,701)

Forward foreign currency contracts	16,424

(1,464,100,656)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $3,206,179)	4,348,017,425

Affiliated investment securities	3,030,554,099

Foreign currencies	7,886,309

Forward foreign currency contracts	(9,528)

7,386,448,305

Net realized and unrealized gain	5,922,347,649

Net increase in net assets resulting from operations	$6,006,445,631

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Developing Markets Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income	$84,097,982	$182,077,188

Net realized gain (loss)	(1,464,100,656)	(1,297,407,234)

Change in net unrealized appreciation (depreciation)	7,386,448,305	(16,193,379,595)

Net increase (decrease) in net assets resulting from operations	6,006,445,631	(17,308,709,641)

Distributions to shareholders from distributable earnings:
Class A	(15,077,880)	(196,709,112)

Class C	(39,391)	(3,347,754)

Class R	(577,718)	(17,064,426)

Class Y	(109,408,871)	(1,100,030,266)

Class R5	(1,597)	(502,518)

Class R6	(118,529,294)	(1,049,638,131)

Total distributions from distributable earnings	(243,634,751)	(2,367,292,207)

Share transactions–net:
Class A	(304,145,403)	(257,246,966)

Class C	(4,157,939)	(13,976,453)

Class R	(15,149,950)	(12,600,336)

Class Y	(1,341,027,254)	(2,926,163,579)

Class R5	(22,340)	(8,363,219)

Class R6	(1,424,381,649)	(3,779,141,156)

Net increase (decrease) in net assets resulting from share transactions	(3,088,884,535)	(6,997,491,709)

Net increase (decrease) in net assets	2,673,926,345	(26,673,493,557)

Net assets:
Beginning of period	22,876,458,024	49,549,951,581

End of period	$25,550,384,369	$22,876,458,024

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Developing Markets Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$31.45	$0.08	$8.50	$8.58	$(0.20)	$–	$(0.20)	$39.83	27.35%	$2,711,339	1.24	%(e)	1.24	%(e)	0.40	%(e)	13%
Year ended 10/31/22	53.50	0.08	(19.74)	(19.66)	(0.04)	(2.35)	(2.39)	31.45	(38.24)	2,394,926	1.24		1.24		0.23		27
Year ended 10/31/21	45.84	0.11	7.55	7.66	–	–	–	53.50	16.71	4,467,836	1.20		1.20		0.20		38
Year ended 10/31/20	44.28	0.04	2.50	2.54	(0.11)	(0.87)	(0.98)	45.84	5.75	4,130,292	1.22		1.22		0.08		30
Two months ended 10/31/19	42.05	0.06	2.17	2.23	–	–	–	44.28	5.30	4,881,008	1.24	(e)	1.24	(e)	0.80	(e)	7
Year ended 08/31/19	42.01	0.14	0.01	0.15	(0.11)	–	(0.11)	42.05	0.34	4,686,134	1.27		1.27		0.34		28
Year ended 08/31/18	41.49	0.06	0.59	0.65	(0.13)	–	(0.13)	42.01	1.59	5,277,791	1.29		1.29		0.13		36
Class C
Six months ended 04/30/23	28.36	(0.06)	7.67	7.61	(0.04)	–	(0.04)	35.93	26.84	34,069	1.99	(e)	1.99	(e)	(0.35	)(e)	13
Year ended 10/31/22	48.79	(0.19)	(17.89)	(18.08)	–	(2.35)	(2.35)	28.36	(38.70)	30,355	1.99		1.99		(0.52)		27
Year ended 10/31/21	42.11	(0.28)	6.96	6.68	–	–	–	48.79	15.86	71,470	1.95		1.95		(0.55)		38
Year ended 10/31/20	40.96	(0.27)	2.29	2.02	–	(0.87)	(0.87)	42.11	4.93	225,906	1.97		1.97		(0.67)		30
Two months ended 10/31/19	38.95	–	2.01	2.01	–	–	–	40.96	5.16	403,027	2.00	(e)	2.00	(e)	0.03	(e)	7
Year ended 08/31/19	39.10	(0.16)	0.01	(0.15)	–	–	–	38.95	(0.41)	493,169	2.02		2.02		(0.42)		28
Year ended 08/31/18	38.79	(0.25)	0.56	0.31	–	–	–	39.10	0.80	826,481	2.05		2.05		(0.62)		36
Class R
Six months ended 04/30/23	29.94	0.03	8.09	8.12	(0.08)	–	(0.08)	37.98	27.16	250,084	1.49	(e)	1.49	(e)	0.15	(e)	13
Year ended 10/31/22	51.11	(0.01)	(18.81)	(18.82)	–	(2.35)	(2.35)	29.94	(38.38)	209,736	1.49		1.49		(0.02)		27
Year ended 10/31/21	43.91	(0.03)	7.23	7.20	–	–	–	51.11	16.40	379,043	1.45		1.45		(0.05)		38
Year ended 10/31/20	42.48	(0.07)	2.40	2.33	(0.03)	(0.87)	(0.90)	43.91	5.49	387,506	1.47		1.47		(0.17)		30
Two months ended 10/31/19	40.36	0.04	2.08	2.12	–	–	–	42.48	5.25	472,840	1.50	(e)	1.50	(e)	0.54	(e)	7
Year ended 08/31/19	40.32	0.03	0.01	0.04	–	–	–	40.36	0.10	471,206	1.52		1.52		0.08		28
Year ended 08/31/18	39.84	(0.05)	0.58	0.53	(0.05)	–	(0.05)	40.32	1.32	585,385	1.55		1.55		(0.12)		36
Class Y
Six months ended 04/30/23	30.99	0.12	8.37	8.49	(0.33)	–	(0.33)	39.15	27.48	12,278,927	0.99	(e)	0.99	(e)	0.65	(e)	13
Year ended 10/31/22	52.78	0.19	(19.44)	(19.25)	(0.19)	(2.35)	(2.54)	30.99	(38.08)	10,871,573	0.99		0.99		0.48		27
Year ended 10/31/21	45.21	0.24	7.45	7.69	(0.12)	–	(0.12)	52.78	17.01	23,079,615	0.95		0.95		0.45		38
Year ended 10/31/20	43.70	0.14	2.48	2.62	(0.24)	(0.87)	(1.11)	45.21	6.01	18,432,202	0.97		0.97		0.33		30
Two months ended 10/31/19	41.49	0.07	2.14	2.21	–	–	–	43.70	5.33	19,342,101	1.00	(e)	1.00	(e)	1.04	(e)	7
Year ended 08/31/19	41.48	0.24	0.00	0.24	(0.23)	–	(0.23)	41.49	0.61	18,525,445	1.02		1.02		0.59		28
Year ended 08/31/18	40.98	0.16	0.59	0.75	(0.25)	–	(0.25)	41.48	1.82	17,898,340	1.05		1.05		0.38		36
Class R5
Six months ended 04/30/23	31.51	0.15	8.51	8.66	(0.39)	–	(0.39)	39.78	27.59	139	0.86	(e)	0.86	(e)	0.78	(e)	13
Year ended 10/31/22	53.52	0.26	(19.70)	(19.44)	(0.22)	(2.35)	(2.57)	31.51	(37.93)	130	0.89		0.89		0.58		27
Year ended 10/31/21	45.85	0.27	7.55	7.82	(0.15)	–	(0.15)	53.52	17.07	10,527	0.90		0.90		0.50		38
Year ended 10/31/20	44.33	0.17	2.52	2.69	(0.30)	(0.87)	(1.17)	45.85	6.10	13,560	0.89		0.89		0.41		30
Two months ended 10/31/19	42.08	0.08	2.17	2.25	–	–	–	44.33	5.35	6,006	0.88	(e)	0.88	(e)	1.16	(e)	7
Period ended 08/31/19(f)	41.26	0.09	0.73	0.82	–	–	–	42.08	1.99	10	0.87	(e)	0.87	(e)	0.74	(e)	28
Class R6
Six months ended 04/30/23	31.02	0.14	8.37	8.51	(0.41)	–	(0.41)	39.12	27.56	10,275,827	0.87	(e)	0.87	(e)	0.77	(e)	13
Year ended 10/31/22	52.83	0.25	(19.44)	(19.19)	(0.27)	(2.35)	(2.62)	31.02	(37.98)	9,369,739	0.84		0.84		0.63		27
Year ended 10/31/21	45.25	0.32	7.45	7.77	(0.19)	–	(0.19)	52.83	17.17	21,541,460	0.81		0.81		0.59		38
Year ended 10/31/20	43.75	0.21	2.48	2.69	(0.32)	(0.87)	(1.19)	45.25	6.17	17,009,325	0.82		0.82		0.48		30
Two months ended 10/31/19	41.52	0.09	2.14	2.23	–	–	–	43.75	5.37	17,106,921	0.83	(e)	0.83	(e)	1.21	(e)	7
Year ended 08/31/19	41.52	0.31	(0.01)	0.30	(0.30)	–	(0.30)	41.52	0.77	16,224,242	0.86		0.86		0.75		28

Year ended 08/31/18	41.01	0.23	0.59	0.82	(0.31)	–	(0.31)	41.52	2.00	13,987,540	0.87		0.87		0.55		36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the two months ended October 31, 2019 and for the years ended August 31, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Developing Markets Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Developing Markets Fund(the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the OFI Global China Fund, LLC (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of Delaware. The Subsidiary may invest in companies established or operating in, or with significant exposure to, the People’s Republic of China or other developing markets countries. For operational efficiency and regulatory considerations, the Fund may gain access to such companies through an investment in the Subsidiary. The Fund may invest 10% of its total assets in the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

12	Invesco Developing Markets Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider,as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

13	Invesco Developing Markets Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Other Risks - The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is controlled by the Fund and managed by OppenheimerFunds, Inc. The Subsidiary may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the Subsidiary is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely.

The Fund’s investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $250 million	1.000%

Next $250 million	0.950%

Next $500 million	0.900%

Next $6 billion	0.850%

Next $3 billion	0.800%

Next $20 billion	0.750%

Next $15 billion	0.740%

Over $45 billion	0.730%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.77%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $435,244.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

14	Invesco Developing Markets Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $26,153 in front-end sales commissions from the sale of Class A shares and $2,622 and $1,104 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$187,645,731	$–	$187,645,731

Brazil	1,342,680,893	–	–	1,342,680,893

Chile	142,525,214	27,696,225	–	170,221,439

China	5,275,653,523	1,590,758,926	65,429,977	6,931,842,426

France	–	1,541,736,565	–	1,541,736,565

Hong Kong	–	362,017,787	–	362,017,787

India	–	4,677,977,294	221,166,692	4,899,143,986

Indonesia	–	190,446,286	–	190,446,286

Italy	66,488,840	468,369,221	–	534,858,061

Japan	–	123,867,868	–	123,867,868

Mexico	2,691,506,087	–	–	2,691,506,087

Netherlands	13,786,031	–	–	13,786,031

Peru	218,470,713	–	–	218,470,713

Philippines	–	275,464,241	–	275,464,241

Portugal	–	107,536,667	–	107,536,667

Russia	–	–	185,893,386	185,893,386

South Africa	–	140,337,987	–	140,337,987

South Korea	–	1,794,907,813	–	1,794,907,813

Switzerland	20,068,768	802,328,405	–	822,397,173

Taiwan	–	1,862,064,937	–	1,862,064,937

United Kingdom	37,209,232	–	–	37,209,232

Money Market Funds	1,228,361,535	–	–	1,228,361,535

Total Investments in Securities	11,036,750,836	14,153,155,953	472,490,055	25,662,396,844

15	Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total

Other Investments-Liabilities*

Forward Foreign Currency Contracts	$–	$(9,528)	$–	$(9,528)

Total Investments	$11,036,750,836	$14,153,146,425	$472,490,055	$25,662,387,316

*	Unrealized appreciation (depreciation).

    A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

    The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended April 30, 2023:

	Value 10/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 04/30/23
Common Stocks & Other Equity Interests	$62,853,428	$–	$(493,283,314)	$–	$(1,134,920,866)	$1,814,097,526	$–	$–	$248,746,774

Preferred Stocks	265,554,732	–	–	–	–	(41,811,451)	–	–	223,743,281

Total	$328,408,160	$–	$(493,283,314)	$–	$(1,134,920,866)	$1,772,286,075	$–	$–	$472,490,055

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

Value

Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(9,528)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(9,528)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

State Street Bank & Trust Co.	$(9,528)	$(9,528)	$–	$–	$(9,528)

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$16,424

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(9,528)

Total	$6,896

16	Invesco Developing Markets Fund

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$2,180,714

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $28,919.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,210,771,208	$–	$1,210,771,208

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $3,248,014,341 and $6,902,073,354, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,481,421,187

Aggregate unrealized (depreciation) of investments	(817,725,255)

Net unrealized appreciation of investments	$7,663,695,932

Cost of investments for tax purposes is $17,998,691,384.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	4,315,169	$160,928,868	15,975,399	$628,270,673

Class C	76,268	2,617,938	109,960	4,097,121

Class R	376,966	13,615,598	921,028	36,451,727

Class Y	32,586,039	1,207,770,104	107,662,674	4,291,619,180

Class R5	424	16,184	22,052	953,261

Class R6	25,485,004	943,815,699	83,670,704	3,385,134,926

17	Invesco Developing Markets Fund

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	342,132	$12,484,359	3,677,641	$174,320,239

Class C	1,111	36,688	73,175	3,147,985

Class R	16,571	576,991	376,951	17,041,970

Class Y	2,456,978	88,033,531	20,494,817	954,853,521

Class R5	41	1,503	10,620	501,895

Class R6	2,404,533	86,058,236	17,923,230	834,684,837

Automatic conversion of Class C shares to Class A shares:
Class A	66,863	2,538,265	212,455	8,587,167

Class C	(74,043)	(2,538,265)	(234,663)	(8,587,167)

Reacquired:
Class A	(12,798,561)	(480,096,895)	(27,234,377)	(1,068,425,045)

Class C	(125,729)	(4,274,300)	(342,845)	(12,634,392)

Class R	(815,414)	(29,342,539)	(1,707,185)	(66,094,033)

Class Y	(72,250,405)	(2,636,830,889)	(214,616,817)	(8,172,636,280)

Class R5	(1,088)	(40,027)	(225,231)	(9,818,375)

Class R6	(67,312,258)	(2,454,255,584)	(207,243,475)	(7,998,960,919)

Net increase (decrease) in share activity	(85,249,399)	$(3,088,884,535)	(200,473,887)	$(6,997,491,709)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

At the meeting held March 16, 2023, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Emerging Markets Innovators Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated at the close of business on or about June 23, 2023. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

18	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,273.50	$6.99	$1,018.65	$6.21	1.24%
Class C	1,000.00	1,268.40	11.19	1,014.93	9.94	1.99
Class R	1,000.00	1,271.60	8.39	1,017.41	7.45	1.49
Class Y	1,000.00	1,274.80	5.58	1,019.89	4.96	0.99
Class R5	1,000.00	1,275.90	4.85	1,020.53	4.31	0.86
Class R6	1,000.00	1,275.60	4.91	1,020.48	4.36	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19	Invesco Developing Markets Fund

Distribution Information

    Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2022. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/14/2022	Class A	$0.0565	$0.0000	$0.1461	$0.2026
12/14/2022	Class C	$0.0000	$0.0000	$0.0378	$0.0378
12/14/2022	Class R	$0.0000	$0.0000	$0.0843	$0.0843
12/14/2022	Class Y	$0.1817	$0.0000	$0.1461	$0.3278
12/14/2022	Class R5	$0.2410	$0.0000	$0.1461	$0.3871
12/14/2022	Class R6	$0.2647	$0.0000	$0.1461	$0.4108

    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

20	Invesco Developing Markets Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DVM-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Discovery Mid Cap Growth Fund

Nasdaq:

A: OEGAX ∎ C: OEGCX ∎ R: OEGNX ∎ Y: OEGYX ∎ R5: DMCFX ∎ R6: OEGIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.79%
Class C Shares	0.39
Class R Shares	0.68
Class Y Shares	0.90
Class R5 Shares	0.92
Class R6 Shares	1.00
Russell Midcap Growth Index▼	6.60

Source(s): ▼RIMES Technologies Corp.

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Discovery Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (11/1/00)	7.14%
10 Years	10.26
5 Years	7.48
1 Year	-8.91

Class C Shares
Inception (11/1/00)	7.11%
10 Years	10.22
5 Years	7.92
1 Year	-5.28

Class R Shares
Inception (3/1/01)	8.14%
10 Years	10.60
5 Years	8.45
1 Year	-3.87

Class Y Shares
Inception (11/1/00)	7.85%
10 Years	11.17
5 Years	8.99
1 Year	-3.38

Class R5 Shares
10 Years	11.03%
5 Years	8.99
1 Year	-3.30

Class R6 Shares
Inception (2/28/13)	11.48%
10 Years	11.36
5 Years	9.15
1 Year	-3.23

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Mid Cap Growth Fund. Note: The Fund was subsequently renamed the Invesco Discovery Mid Cap Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Discovery Mid Cap Growth Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Discovery Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.81%
Advertising–0.90%

Trade Desk, Inc. (The), Class A(b)	768,073	$ 49,417,816

Aerospace & Defense–3.28%

Axon Enterprise, Inc.(b)(c)	162,314	34,201,183

Howmet Aerospace, Inc.	1,544,717	68,415,516

TransDigm Group, Inc.	100,231	76,676,715

		179,293,414

Application Software–10.05%

Cadence Design Systems, Inc.(b)	332,082	69,554,575

Fair Isaac Corp.(b)	39,567	28,802,798

HubSpot, Inc.(b)	170,605	71,816,175

Manhattan Associates, Inc.(b)	707,939	117,291,333

Procore Technologies, Inc.(b)(c)	444,137	23,721,357

Roper Technologies, Inc.	174,293	79,264,970

Samsara, Inc., Class A(b)	1,523,253	27,494,717

Synopsys, Inc.(b)	355,173	131,882,839

		549,828,764

Asset Management & Custody Banks–2.13%

Ameriprise Financial, Inc.	143,925	43,914,396

Ares Management Corp., Class A(c)	486,847	42,642,929

KKR & Co., Inc., Class A(c)	567,613	30,123,222

		116,680,547

Automotive Parts & Equipment–2.00%

Aptiv PLC(b)	386,329	39,737,801

Autoliv, Inc. (Sweden)	335,056	28,751,155

Mobileye Global, Inc., Class A (Israel)(b)(c)	1,089,883	41,023,196

		109,512,152

Automotive Retail–1.54%

O’Reilly Automotive, Inc.(b)	91,815	84,222,818

Biotechnology–0.99%

Alnylam Pharmaceuticals, Inc.(b)	135,964	27,084,029

BioMarin Pharmaceutical, Inc.(b)	135,157	12,980,478

Sarepta Therapeutics, Inc.(b)(c)	115,762	14,212,101

		54,276,608

Building Products–1.36%

Trane Technologies PLC	399,300	74,193,933

Cargo Ground Transportation–1.81%

Old Dominion Freight Line, Inc.(c)	308,614	98,876,839

Casinos & Gaming–1.78%

Las Vegas Sands Corp.(b)	1,526,873	97,490,841

Communications Equipment–3.73%

Arista Networks, Inc.(b)(c)	485,705	77,790,513

Motorola Solutions, Inc.	433,274	126,256,043

		204,046,556

Construction & Engineering–4.37%

Comfort Systems USA, Inc.	194,756	29,114,074

	Shares	Value
Construction & Engineering–(continued)

Quanta Services, Inc.(c)	575,812	$ 97,680,748

Valmont Industries, Inc.	98,494	28,618,417

WillScot Mobile Mini Holdings Corp.(b)	1,839,055	83,493,097

		238,906,336

Construction Materials–0.80%

Vulcan Materials Co.	248,929	43,592,446

Copper–0.45%

Freeport-McMoRan, Inc.	652,824	24,748,558

Data Processing & Outsourced Services–0.86%

ExlService Holdings, Inc.(b)	262,748	46,868,988

Electrical Components & Equipment–2.22%

AMETEK, Inc.	464,466	64,063,796

Rockwell Automation, Inc.	202,969	57,523,444

		121,587,240

Environmental & Facilities Services–0.68%

Waste Connections, Inc.	267,900	37,278,285

Fertilizers & Agricultural Chemicals–0.81%

FMC Corp.	359,198	44,389,689

Financial Exchanges & Data–2.80%

FactSet Research Systems, Inc.	115,044	47,362,464

MarketAxess Holdings, Inc.	120,312	38,303,732

MSCI, Inc.	139,707	67,401,642

		153,067,838

Footwear–1.89%

Deckers Outdoor Corp.(b)	154,114	73,873,005

On Holding AG, Class A (Switzerland)(b)	911,270	29,570,711

		103,443,716

Health Care Distributors–0.81%

McKesson Corp.	121,102	44,110,193

Health Care Equipment–7.97%

DexCom, Inc.(b)	785,674	95,333,683

IDEXX Laboratories, Inc.(b)	200,115	98,488,598

Inspire Medical Systems, Inc.(b)(c)	158,977	42,547,014

Insulet Corp.(b)(c)	293,265	93,270,001

ResMed, Inc.	224,640	54,129,254

Shockwave Medical, Inc.(b)	181,093	52,545,945

		436,314,495

Health Care Facilities–0.78%

Encompass Health Corp.	665,749	42,707,798

Health Care Supplies–1.27%

Align Technology, Inc.(b)	85,043	27,664,488

Cooper Cos., Inc. (The)	109,727	41,855,364

		69,519,852

Homebuilding–2.31%

D.R. Horton, Inc.	889,589	97,694,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Discovery Mid Cap Growth Fund

	Shares	Value
Homebuilding–(continued)

TopBuild Corp.(b)	127,500	$ 28,748,700

		126,443,364

Hotels, Resorts & Cruise Lines–1.48%

Hilton Worldwide Holdings, Inc.	560,901	80,780,962

Human Resource & Employment Services–1.05%

Paylocity Holding Corp.(b)	297,555	57,514,406

Industrial Machinery & Supplies & Components–3.78%

IDEX Corp.	261,008	53,851,171

Ingersoll Rand, Inc.	738,727	42,122,213

Lincoln Electric Holdings, Inc.(c)	261,625	43,900,675

Parker-Hannifin Corp.	207,118	67,288,496

		207,162,555

Insurance Brokers–1.19%

Arthur J. Gallagher & Co.(c)	314,109	65,353,519

Interactive Media & Services–0.55%

Pinterest, Inc., Class A(b)	1,306,634	30,052,582

Internet Services & Infrastructure–0.65%

MongoDB, Inc.(b)	147,465	35,385,701

IT Consulting & Other Services–0.49%

Amdocs Ltd.	294,160	26,842,100

Life Sciences Tools & Services–5.16%

Agilent Technologies, Inc.	457,011	61,893,000

Bruker Corp.	344,753	27,280,305

Mettler-Toledo International, Inc.(b)(c)	67,624	100,861,196

Repligen Corp.(b)(c)	181,282	27,487,789

West Pharmaceutical Services, Inc.	179,529	64,853,056

		282,375,346

Managed Health Care–1.70%

Humana, Inc.	133,647	70,898,397

Molina Healthcare, Inc.(b)	73,703	21,955,387

		92,853,784

Movies & Entertainment–1.06%

Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	801,811	57,882,736

Oil & Gas Exploration & Production–1.23%

Diamondback Energy, Inc.(c)	473,041	67,266,430

Oil & Gas Storage & Transportation–1.91%

Cheniere Energy, Inc.	433,740	66,362,220

Targa Resources Corp.	509,004	38,445,072

		104,807,292

Other Specialty Retail–4.90%

Five Below, Inc.(b)	241,041	47,571,852

Tractor Supply Co.(c)	404,860	96,518,624

Ulta Beauty, Inc.(b)	225,305	124,239,936

		268,330,412

	Shares	Value

Packaged Foods & Meats–1.72%

Hershey Co. (The)	105,484	$28,803,461

Lamb Weston Holdings, Inc.	586,057	65,527,033

		94,330,494

Restaurants–2.20%

Chipotle Mexican Grill, Inc.(b)	58,196	120,327,214

Semiconductors–5.92%

First Solar, Inc.(b)	252,080	46,024,766

GLOBALFOUNDRIES, Inc.(b)(c)	750,820	44,148,216

Lattice Semiconductor Corp.(b)	976,296	77,810,791

Monolithic Power Systems, Inc.	240,386	111,051,121

Silicon Laboratories, Inc.(b)(c)	323,822	45,108,405

		324,143,299

Soft Drinks & Non-alcoholic Beverages–1.40%

Monster Beverage Corp.(b)	1,367,670	76,589,520

Steel–0.65%

Steel Dynamics, Inc.(c)	344,235	35,783,228

Trading Companies & Distributors–2.18%

United Rentals, Inc.	122,382	44,193,364

W.W. Grainger, Inc.	108,389	75,392,137

		119,585,501

Total Common Stocks & Other Equity Interests (Cost $4,559,583,188)		5,298,186,167

Money Market Funds–2.61%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e)	50,011,037	50,011,037

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(d)(e)	35,713,879	35,724,594

Invesco Treasury Portfolio, Institutional Class, 4.77%(d)(e)	57,155,471	57,155,471

Total Money Market Funds (Cost $142,888,252)		142,891,102

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.42% (Cost $4,702,471,440)		5,441,077,269

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.46%
Invesco Private Government Fund, 4.83%(d)(e)(f)	74,461,446	74,461,446

Invesco Private Prime Fund, 4.99%(d)(e)(f)	224,070,548	224,070,548

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $298,536,181)		298,531,994

TOTAL INVESTMENTS IN SECURITIES–104.88% (Cost $5,001,007,621)		5,739,609,263

OTHER ASSETS LESS LIABILITIES–(4.88)%		(266,923,572)

NET ASSETS–100.00%		$5,472,685,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 79,857,341	$ 450,371,036	$ (480,217,340)	$ -	$ -	$ 50,011,037	$ 884,224
Invesco Liquid Assets Portfolio, Institutional Class	73,994,709	321,693,597	(359,969,447)	(19,833)	25,568	35,724,594	699,875
Invesco Treasury Portfolio, Institutional Class	91,265,533	514,709,755	(548,819,817)	-	-	57,155,471	1,009,949
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	80,573,512	369,209,937	(375,322,003)	-	-	74,461,446	1,116,326*
Invesco Private Prime Fund	207,131,108	799,993,455	(783,017,369)	(3,696)	(32,950)	224,070,548	3,122,768*
Total	$532,822,203	$2,455,977,780	$(2,547,345,976)	$(23,529)	$ (7,382)	$441,423,096	$ 6,833,142

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Industrials	21.59%

Information Technology	20.84

Health Care	18.68

Consumer Discretionary	18.10

Financials	6.12

Energy	3.14

Consumer Staples	3.12

Materials	2.71

Communication Services	2.51

Money Market Funds Plus Other Assets Less Liabilities	3.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $4,559,583,188)*	$5,298,186,167

Investments in affiliated money market funds, at value (Cost $441,424,433)	441,423,096

Cash	181,497

Receivable for:
Investments sold	83,382,806

Fund shares sold	2,599,807

Dividends	1,143,741

Investment for trustee deferred compensation and retirement plans	429,953

Other assets	85,438

Total assets	5,827,432,505

Liabilities:
Payable for:
Investments purchased	49,105,310

Fund shares reacquired	3,732,499

Collateral upon return of securities loaned	298,536,181

Accrued fees to affiliates	2,728,012

Accrued trustees’ and officers’ fees and benefits	4,848

Accrued other operating expenses	164,188

Trustee deferred compensation and retirement plans	475,776

Total liabilities	354,746,814

Net assets applicable to shares outstanding	$5,472,685,691

Net assets consist of:
Shares of beneficial interest	$5,159,743,578

Distributable earnings	312,942,113

$5,472,685,691

Net Assets:
Class A	$3,291,749,423

Class C	$104,249,146

Class R	$125,502,319

Class Y	$669,722,371

Class R5	$109,900,530

Class R6	$1,171,561,902

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	151,898,806

Class C	6,735,267

Class R	6,476,095

Class Y	26,050,800

Class R5	4,994,613

Class R6	44,444,709

Class A:
Net asset value per share	$21.67

Maximum offering price per share
(Net asset value of $21.67 ÷ 94.50%)	$22.93

Class C:
Net asset value and offering price per share	$15.48

Class R:
Net asset value and offering price per share	$19.38

Class Y:
Net asset value and offering price per share	$25.71

Class R5:
Net asset value and offering price per share	$22.00

Class R6:
Net asset value and offering price per share	$26.36

*	At April 30, 2023, securities with an aggregate value of $298,626,206 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Mid Cap Growth Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $56,175)	$18,325,541

Dividends from affiliated money market funds (includes net securities lending income of $936,225)	3,530,273

Total investment income	21,855,814

Expenses:
Advisory fees	16,786,113

Administrative services fees	395,847

Custodian fees	15,838

Distribution fees:
Class A	4,086,249

Class C	539,771

Class R	310,156

Transfer agent fees – A, C, R and Y	3,627,867

Transfer agent fees – R5	54,048

Transfer agent fees – R6	174,144

Trustees’ and officers’ fees and benefits	22,993

Registration and filing fees	138,667

Reports to shareholders	169,552

Professional services fees	54,140

Other	(744,411)

Total expenses	25,630,974

Less: Fees waived and/or expense offset arrangement(s)	(132,403)

Net expenses	25,498,571

Net investment income (loss)	(3,642,757)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(165,152,535)

Affiliated investment securities	(7,382)

Foreign currencies	(261)

(165,160,178)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	214,236,782

Affiliated investment securities	(23,529)

214,213,253

Net realized and unrealized gain	49,053,075

Net increase in net assets resulting from operations	$45,410,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:

Net investment income (loss)	$(3,642,757)	$(22,378,956)

Net realized gain (loss)	(165,160,178)	(233,239,924)

Change in net unrealized appreciation (depreciation)	214,213,253	(2,289,772,399)

Net increase (decrease) in net assets resulting from operations	45,410,318	(2,545,391,279)

Distributions to shareholders from distributable earnings:

Class A	–	(812,766,598)

Class C	–	(41,238,028)

Class R	–	(30,829,170)

Class Y	–	(130,957,329)

Class R5	–	(23,402,647)

Class R6	–	(207,455,097)

Total distributions from distributable earnings	–	(1,246,648,869)

Share transactions–net:

Class A	(132,206,335)	514,718,145

Class C	(11,777,189)	11,920,207

Class R	277,483	29,406,569

Class Y	(5,181,467)	127,483,890

Class R5	2,010,123	22,515,201

Class R6	(14,238,249)	311,123,821

Net increase (decrease) in net assets resulting from share transactions	(161,115,634)	1,017,167,833

Net increase (decrease) in net assets	(115,705,316)	(2,774,872,315)

Net assets:

Beginning of period	5,588,391,007	8,363,263,322

End of period	$5,472,685,691	$5,588,391,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Mid Cap Growth Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$21.50	$(0.02)	$ 0.19	$ 0.17	$ –	$21.67	0.79%		$3,291,749	1.03	%(e)	1.03	%(e)	(0.23	)%(e)	61%
Year ended 10/31/22	37.13	(0.11)	(9.79)	(9.90)	(5.73)	21.50	(30.69)		3,398,899	1.04		1.04		(0.44)		94
Year ended 10/31/21	26.65	(0.25)	11.81	11.56	(1.08)	37.13	44.48		5,288,400	1.03		1.03		(0.76)		92
Year ended 10/31/20	22.17	(0.13)	5.60	5.47	(0.99)	26.65	25.60	(f)	3,787,636	1.05	(f)	1.05	(f)	(0.54	)(f)	131
Year ended 10/31/19	20.28	(0.08)	3.75	3.67	(1.78)	22.17	20.43		748,190	1.11		1.11		(0.37)		84
Year ended 10/31/18	21.45	(0.12)	0.81	0.69	(1.86)	20.28	3.52		604,414	1.11		1.11		(0.55)		108
Class C
Six months ended 04/30/23	15.41	(0.07)	0.14	0.07	–	15.48	0.45	(f)	104,249	1.77	(e)(f)	1.77	(e)(f)	(0.97	)(e)(f)	61
Year ended 10/31/22	28.52	(0.21)	(7.17)	(7.38)	(5.73)	15.41	(31.22	)(f)	115,662	1.78	(f)	1.78	(f)	(1.18	)(f)	94
Year ended 10/31/21	20.83	(0.36)	9.13	8.77	(1.08)	28.52	43.47	(f)	206,799	1.73	(f)	1.73	(f)	(1.46	)(f)	92
Year ended 10/31/20	17.65	(0.24)	4.41	4.17	(0.99)	20.83	24.74		190,420	1.82		1.82		(1.31)		131
Year ended 10/31/19	16.65	(0.18)	2.96	2.78	(1.78)	17.65	19.43		138,705	1.87		1.87		(1.12)		84
Year ended 10/31/18	18.06	(0.23)	0.68	0.45	(1.86)	16.65	2.79		153,263	1.86		1.86		(1.30)		108
Class R
Six months ended 04/30/23	19.25	(0.05)	0.18	0.13	–	19.38	0.68		125,502	1.28	(e)	1.28	(e)	(0.48	)(e)	61
Year ended 10/31/22	33.95	(0.15)	(8.82)	(8.97)	(5.73)	19.25	(30.85)		124,370	1.29		1.29		(0.69)		94
Year ended 10/31/21	24.51	(0.30)	10.82	10.52	(1.08)	33.95	44.11		181,872	1.28		1.28		(1.01)		92
Year ended 10/31/20	20.51	(0.18)	5.17	4.99	(0.99)	24.51	25.31		121,009	1.32		1.32		(0.81)		131
Year ended 10/31/19	18.95	(0.12)	3.46	3.34	(1.78)	20.51	20.09		75,342	1.37		1.37		(0.62)		84
Year ended 10/31/18	20.21	(0.16)	0.76	0.60	(1.86)	18.95	3.27		63,189	1.36		1.36		(0.80)		108
Class Y
Six months ended 04/30/23	25.48	0.00	0.23	0.23	–	25.71	0.90		669,722	0.78	(e)	0.78	(e)	0.02	(e)	61
Year ended 10/31/22	42.77	(0.05)	(11.51)	(11.56)	(5.73)	25.48	(30.50)		668,812	0.79		0.79		(0.19)		94
Year ended 10/31/21	30.48	(0.19)	13.56	13.37	(1.08)	42.77	44.84		971,407	0.78		0.78		(0.51)		92
Year ended 10/31/20	25.15	(0.08)	6.40	6.32	(0.99)	30.48	25.95		538,205	0.82		0.82		(0.31)		131
Year ended 10/31/19	22.71	(0.03)	4.25	4.22	(1.78)	25.15	20.68		253,901	0.87		0.87		(0.13)		84
Year ended 10/31/18	23.74	(0.07)	0.90	0.83	(1.86)	22.71	3.79		243,035	0.87		0.87		(0.31)		108
Class R5
Six months ended 04/30/23	21.80	0.01	0.19	0.20	–	22.00	0.92		109,901	0.71	(e)	0.71	(e)	0.09	(e)	61
Year ended 10/31/22	37.45	(0.03)	(9.89)	(9.92)	(5.73)	21.80	(30.45)		106,860	0.73		0.73		(0.13)		94
Year ended 10/31/21	26.80	(0.15)	11.88	11.73	(1.08)	37.45	44.88		155,263	0.72		0.72		(0.45)		92
Year ended 10/31/20	22.20	(0.05)	5.64	5.59	(0.99)	26.80	26.12		110,206	0.71		0.71		(0.20)		131
Period ended 10/31/19(g)	20.60	0.00	1.60	1.60	–	22.20	7.77		11	0.75	(e)	0.75	(e)	(0.01	)(e)	84
Class R6
Six months ended 04/30/23	26.10	0.02	0.24	0.26	–	26.36	1.00		1,171,562	0.64	(e)	0.64	(e)	0.16	(e)	61
Year ended 10/31/22	43.62	(0.02)	(11.77)	(11.79)	(5.73)	26.10	(30.43)		1,173,789	0.67		0.67		(0.07)		94
Year ended 10/31/21	31.03	(0.14)	13.81	13.67	(1.08)	43.62	45.02		1,559,522	0.65		0.65		(0.38)		92
Year ended 10/31/20	25.55	(0.04)	6.51	6.47	(0.99)	31.03	26.14		904,245	0.65		0.65		(0.14)		131
Year ended 10/31/19	23.00	0.01	4.32	4.33	(1.78)	25.55	20.92		345,282	0.69		0.69		0.05		84
Year ended 10/31/18	23.98	(0.03)	0.91	0.88	(1.86)	23.00	3.97		199,881	0.70		0.70		(0.14)		108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019 and 2018, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.

(e)	Annualized.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.99% and 0.95% for Class C for six months ended April 30, 2023, the years ended October 31, 2022 and October 31, 2021 respectively and 0.23% for Class A the year ended October 31, 2020.

(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Mid Cap Growth Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco Discovery Mid Cap Growth Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner

13	Invesco Discovery Mid Cap Growth Fund

consistent with the federal securities laws. For the six months ended April 30, 2023, the Fund paid the Adviser $88,346 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.680%

Next $500 million	0.650%

Next $4 billion	0.620%

Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $67,013.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

14	Invesco Discovery Mid Cap Growth Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $228,073 in front-end sales commissions from the sale of Class A shares and $16,300 and $1,925 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended April 30, 2023, the Fund incurred $51,401 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$5,298,186,167	$–	$–	$5,298,186,167

Money Market Funds	142,891,102	298,531,994	–	441,423,096

Total Investments	$5,441,077,269	$298,531,994	$–	$5,739,609,263

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $65,390.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

15	Invesco Discovery Mid Cap Growth Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$205,851,666	$–	$205,851,666

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $3,323,020,523 and $3,521,304,153, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$796,070,601

Aggregate unrealized (depreciation) of investments	(93,479,821)

Net unrealized appreciation of investments	$702,590,780

Cost of investments for tax purposes is $5,037,018,483.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	4,789,075	$102,556,194	11,816,206	$295,474,702

Class C	447,317	6,873,573	1,051,819	19,432,387

Class R	628,227	12,060,098	1,284,557	28,768,746

Class Y	5,811,530	147,491,420	10,913,002	320,936,382

Class R5	349,357	7,589,894	719,838	18,284,370

Class R6	6,141,201	159,228,437	17,960,601	529,642,874

Issued as reinvestment of dividends:
Class A	-	-	26,589,469	773,221,924

Class C	-	-	1,909,121	40,053,351

Class R	-	-	1,179,551	30,774,475

Class Y	-	-	3,254,966	111,905,740

Class R5	-	-	795,893	23,399,246

Class R6	-	-	5,834,791	205,326,299

Automatic conversion of Class C shares to Class A shares:
Class A	300,815	6,433,814	679,402	16,377,029

Class C	(420,550)	(6,433,814)	(940,844)	(16,377,029)

Reacquired:
Class A	(11,268,727)	(241,196,343)	(23,451,842)	(570,355,510)

Class C	(794,839)	(12,216,948)	(1,768,643)	(31,188,502)

Class R	(612,199)	(11,782,615)	(1,360,714)	(30,136,652)

Class Y	(6,012,970)	(152,672,887)	(10,629,873)	(305,358,232)

Class R5	(257,103)	(5,579,771)	(759,081)	(19,168,415)

Class R6	(6,662,698)	(173,466,686)	(14,579,687)	(423,845,352)

Net increase (decrease) in share activity	(7,561,564)	$(161,115,634)	30,498,532	$1,017,167,833

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,007.90	$5.13	$1,019.69	$5.16	1.03%
Class C	1,000.00	1,003.90	8.79	1,016.02	8.85	1.77
Class R	1,000.00	1,006.80	6.37	1,018.45	6.41	1.28
Class Y	1,000.00	1,009.00	3.89	1,020.93	3.91	0.78
Class R5	1,000.00	1,009.20	3.54	1,021.27	3.56	0.71
Class R6	1,000.00	1,010.00	3.19	1,021.62	3.21	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Discovery Mid Cap Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco EQV Emerging Markets All Cap Fund

Nasdaq:

A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

8	Financial Statements

11	Financial Highlights

12	Notes to Financial Statements

18	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.12%
Class C Shares	21.67
Class Y Shares	22.29
Class R5 Shares	22.30
Class R6 Shares	22.33
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	16.36

Source(s): ▼RIMES Technologies Corp.

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco EQV Emerging Markets All Cap Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (1/11/94)	4.64%
10 Years	1.00
5 Years	0.25
1 Year	3.35
Class C Shares
Inception (3/1/99)	7.88%
10 Years	0.96
5 Years	0.63
1 Year	7.53
Class Y Shares
Inception (10/3/08)	5.84%
10 Years	1.82
5 Years	1.64
1 Year	9.62
Class R5 Shares
Inception (10/25/05)	6.68%
10 Years	1.93
5 Years	1.71
1 Year	9.67
Class R6 Shares
Inception (9/24/12)	2.67%
10 Years	1.98
5 Years	1.78
1 Year	9.77

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco EQV Emerging Markets All Cap Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco EQV Emerging Markets All Cap Fund

Schedule of Investments

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–93.57%
Brazil–11.96%
Ambev S.A., ADR	7,405,469	$20,735,313

Arcos Dorados Holdings, Inc., Class A(a)	9,317,803	73,983,356

B3 S.A. - Brasil, Bolsa, Balcao	4,309,160	10,090,819

Multiplan Empreendimentos Imobiliarios S.A.	11,259,329	58,465,981

Raia Drogasil S.A.	5,920,900	31,196,370

TOTVS S.A.	3,772,700	19,408,854

		213,880,693

China–27.24%
Airtac International Group	898,000	32,592,055

China Mengniu Dairy Co. Ltd.	11,217,000	45,223,208

China Resources Beer Holdings Co. Ltd.	6,192,000	47,857,802

Chongqing Fuling Zhacai Group Co. Ltd., A Shares	6,187,359	23,095,167

Fuyao Glass Industry Group Co. Ltd., H Shares(b)	7,460,000	30,322,566

JD.com, Inc., ADR(c)	921,750	32,924,910

Meituan, B Shares(b)(d)	95,430	1,628,634

Prosus N.V.	222,367	16,652,784

Tencent Holdings Ltd.	993,000	43,927,574

Tongcheng Travel Holdings Ltd.(b)(d)	22,288,000	47,421,538

Wuliangye Yibin Co. Ltd., A Shares	2,140,260	52,421,333

Yum China Holdings, Inc.	1,845,858	112,929,591

		486,997,162

Egypt–1.46%
Eastern Co. S.A.E.	14,250,488	8,024,426

Egyptian Financial Group-Hermes Holding Co.(d)	30,747,602	18,159,992

		26,184,418

France–2.57%
Bollore SE	6,808,819	45,928,053

Hungary–3.77%
Gedeon Richter PLC	2,790,740	67,337,703

India–4.83%
Emami Ltd.	3,355,291	15,391,358

HDFC Bank Ltd., ADR	1,017,245	71,003,701

		86,395,059

Indonesia–6.09%
PT Bank Central Asia Tbk	74,917,000	46,305,334

PT Kalbe Farma Tbk	296,157,900	42,867,329

PT Telkom Indonesia (Persero) Tbk	68,261,900	19,728,362

		108,901,025

Macau–0.69%
Galaxy Entertainment Group Ltd.(d)	1,726,000	12,270,581

Mexico–11.88%
Bolsa Mexicana de Valores S.A.B. de C.V.	20,133,720	44,512,660

GMexico Transportes S.A.B. de C.V.	15,645,254	36,086,025

	Shares	Value

Mexico–(continued)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	3,674,398	$40,390,891

Grupo Aeroportuario del Pacifico S.A.B.de C.V., Class B	645,638	11,487,146

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	21,447,492	48,645,887

Wal-Mart de Mexico S.A.B. de C.V., Series V	7,738,710	31,201,039

		212,323,648

Nigeria–1.24%
Zenith Bank PLC	447,469,084	22,111,457

Philippines–6.20%
BDO Unibank, Inc.	26,261,172	68,520,006

SM Investments Corp.	613,590	9,921,017

SM Prime Holdings, Inc.	52,881,800	32,435,227

		110,876,250

Russia–0.00%
Detsky Mir PJSC(e)	6,640,610	7

Moscow Exchange MICEX-RTS PJSC(d)(e)	11,806,000	12

Sberbank of Russia PJSC(d)(e)	11,900,044	12

Sberbank of Russia PJSC, Preference Shares(e)	15,636,015	15

		46

South Africa–0.99%
Naspers Ltd., Class N	98,890	17,662,972

South Korea–4.36%
Douzone Bizon Co. Ltd.	335,094	7,672,806

LEENO Industrial, Inc.	116,138	11,667,285

Samsung Electronics Co. Ltd.	1,188,962	58,578,245

		77,918,336

Taiwan–7.25%
ASPEED Technology, Inc.	155,000	13,211,360

MediaTek, Inc.	771,000	16,755,728

Taiwan Semiconductor Manufacturing Co. Ltd.	4,348,000	71,305,024

Visual Photonics Epitaxy Co. Ltd.	8,979,000	28,289,497

		129,561,609

Turkey–1.08%
Haci Omer Sabanci Holding A.S.	9,859,536	19,342,793

United Arab Emirates–1.51%
Emaar Properties PJSC	16,658,100	26,955,607

Vietnam–0.45%
Vietnam Dairy Products JSC	2,723,148	8,138,948

Total Common Stocks & Other Equity Interests (Cost $1,370,975,370)		1,672,786,360

Money Market Funds–5.91%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(a)(f)	36,983,883	36,983,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco EQV Emerging Markets All Cap Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(a)(f)	26,410,128	$26,418,051

Invesco Treasury Portfolio, Institutional Class, 4.77%(a)(f)	42,267,295	42,267,295

Total Money Market Funds (Cost $105,666,870)		105,669,229

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–99.48% (Cost $1,476,642,240)		1,778,455,589

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.78%
Invesco Private Government Fund, 4.83%(a)(f)(g)	8,897,365	8,897,365

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 4.99%(a)(f)(g)	22,878,939	$22,878,939

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $31,778,459)		31,776,304

TOTAL INVESTMENTS IN SECURITIES–101.26% (Cost $1,508,420,699)		1,810,231,893

OTHER ASSETS LESS LIABILITIES–(1.26)%		(22,526,302)

NET ASSETS–100.00%		$1,787,705,591

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 24,452,871	$81,727,471	$(69,196,459)	$ -	$-	$36,983,883	$ 537,076
Invesco Liquid Assets Portfolio, Institutional Class	11,276,948	58,376,765	(43,237,663)	(1,027)	3,028	26,418,051	379,279
Invesco Treasury Portfolio, Institutional Class	27,946,138	93,402,824	(79,081,667)	-	-	42,267,295	613,481
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,372,862	63,915,668	(69,391,165)	-	-	8,897,365	60,364*
Invesco Private Prime Fund	36,948,524	156,921,519	(170,982,409)	(5,353)	(3,342)	22,878,939	173,119*
Investments in Other Affiliates:
Arcos Dorados Holdings, Inc., Class A	73,318,658	-	(3,490,047)	4,444,953	(290,208)	73,983,356	757,609
Total	$188,316,001	$454,344,247	$(435,379,410)	$4,438,573	$(290,522)	$211,428,889	$2,520,928

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $79,372,738, which represented 4.44% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)	Non-income producing security.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco EQV Emerging Markets All Cap Fund

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Consumer Discretionary	19.34%

Consumer Staples	18.57

Financials	16.78

Information Technology	12.69

Industrials	7.30

Real Estate	6.59

Health Care	6.17

Communication Services	6.13

Money Market Funds Plus Other Assets Less Liabilities	6.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco EQV Emerging Markets All Cap Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $1,317,618,327)*	$1,598,803,004

Investments in affiliates, at value (Cost $190,802,372)	211,428,889

Foreign currencies, at value (Cost $3,846,480)	3,565,622

Receivable for:
Investments sold	1,384,982

Fund shares sold	1,512,796

Dividends	6,739,846

Investment for trustee deferred compensation and retirement plans	243,591

Other assets	68,561

Total assets	1,823,747,291

Liabilities:

Payable for:
Investments purchased	1,825,984

Fund shares reacquired	1,080,818

Amount due custodian	7,053

Collateral upon return of securities loaned	31,778,459

Accrued fees to affiliates	727,461

Accrued trustees’ and officers’ fees and benefits	647

Accrued other operating expenses	351,146

Trustee deferred compensation and retirement plans	270,132

Total liabilities	36,041,700

Net assets applicable to shares outstanding	$1,787,705,591

Net assets consist of:

Shares of beneficial interest	$1,560,551,189

Distributable earnings	227,154,402

$1,787,705,591

Net Assets:

Class A	$453,227,299

Class C	$9,202,839

Class Y	$688,352,718

Class R5	$150,777,213

Class R6	$486,145,522

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	13,527,224

Class C	280,615

Class Y	20,552,626

Class R5	4,517,667

Class R6	14,576,709

Class A:
Net asset value per share	$33.50

Maximum offering price per share (Net asset value of $33.50 ÷ 94.50%)	$35.45

Class C:
Net asset value and offering price per share	$32.80

Class Y:
Net asset value and offering price per share	$33.49

Class R5:
Net asset value and offering price per share	$33.38

Class R6:
Net asset value and offering price per share	$33.35

*	At April 30, 2023, security with a value of $31,983,045 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco EQV Emerging Markets All Cap Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $1,959,261)	$18,046,751

Dividends from affiliates (includes net securities lending income of $12,309)	2,299,754

Total investment income	20,346,505

Expenses:

Advisory fees	7,742,037

Administrative services fees	120,045

Custodian fees	66,692

Distribution fees:
Class A	550,598

Class C	43,812

Transfer agent fees – A, C and Y	839,481

Transfer agent fees – R5	73,832

Transfer agent fees – R6	72,273

Trustees’ and officers’ fees and benefits	11,190

Registration and filing fees	61,393

Reports to shareholders	119,980

Professional services fees	42,183

Other	16,437

Total expenses	9,759,953

Less: Fees waived and/or expense offset arrangement(s)	(43,074)

Net expenses	9,716,879

Net investment income	10,629,626

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(53,044,736)

Affiliated investment securities	(290,522)

Foreign currencies	(8,364)

(53,343,622)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	380,730,319

Affiliated investment securities	4,438,573

Foreign currencies	(27,735)

385,141,157

Net realized and unrealized gain	331,797,535

Net increase in net assets resulting from operations	$342,427,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco EQV Emerging Markets All Cap Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:

Net investment income	$10,629,626	$26,630,334

Net realized gain (loss)	(53,343,622)	(29,968,582)

Change in net unrealized appreciation (depreciation)	385,141,157	(757,360,727)

Net increase (decrease) in net assets resulting from operations	342,427,161	(760,698,975)

Distributions to shareholders from distributable earnings:

Class A	(5,022,572)	(23,821,085)

Class C	(19,297)	(557,095)

Class Y	(9,215,709)	(45,068,032)

Class R5	(2,292,630)	(9,177,465)

Class R6	(7,971,139)	(33,332,046)

Total distributions from distributable earnings	(24,521,347)	(111,955,723)

Share transactions–net:

Class A	(14,892,620)	(936,473)

Class C	(95,387)	(3,028,262)

Class Y	(22,339,228)	(132,804,152)

Class R5	(11,807,657)	(6,196,426)

Class R6	(51,131,941)	(40,373,264)

Net increase (decrease) in net assets resulting from share transactions	(100,266,833)	(183,338,577)

Net increase (decrease) in net assets	217,638,981	(1,055,993,275)

Net assets:

Beginning of period	1,570,066,610	2,626,059,885

End of period	$1,787,705,591	$1,570,066,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco EQV Emerging Markets All Cap Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$27.75	$ 0.16	$ 5.95	$ 6.11	$(0.36)	$ –	$(0.36)	$33.50	22.12%	$ 453,227	1.33	%(d)	1.33	%(d)	1.00	%(d)	2%
Year ended 10/31/22	41.94	0.36	(12.84)	(12.48)	(0.21)	(1.50)	(1.71)	27.75	(30.89)	388,330	1.39		1.39		1.06		17
Year ended 10/31/21	38.27	0.26	5.58	5.84	(0.40)	(1.77)	(2.17)	41.94	15.22	591,114	1.31		1.31		0.61		19
Year ended 10/31/20	36.81	0.27	1.76	2.03	(0.57)	–	(0.57)	38.27	5.54	552,262	1.37		1.38		0.76		33
Year ended 10/31/19	30.54	0.55	6.18	6.73	(0.46)	–	(0.46)	36.81	22.39	583,346	1.37		1.38		1.62		7
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	–	(0.27)	30.54	(16.09)	544,574	1.39		1.40		1.23		20
Class C
Six months ended 04/30/23	27.01	0.04	5.82	5.86	(0.07)	–	(0.07)	32.80	21.70	9,203	2.08	(d)	2.08	(d)	0.25	(d)	2
Year ended 10/31/22	40.94	0.11	(12.54)	(12.43)	–	(1.50)	(1.50)	27.01	(31.40)	7,696	2.14		2.14		0.31		17
Year ended 10/31/21	37.38	(0.06)	5.45	5.39	(0.06)	(1.77)	(1.83)	40.94	14.35	15,632	2.06		2.06		(0.14)		19
Year ended 10/31/20	35.83	0.00	1.71	1.71	(0.16)	–	(0.16)	37.38	4.78	16,812	2.12		2.13		0.01		33
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	–	(0.14)	35.83	21.48	22,941	2.12		2.13		0.87		7
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	–	(0.00)	29.64	(16.71)	55,823	2.14		2.15		0.48		20
Class Y
Six months ended 04/30/23	27.78	0.20	5.96	6.16	(0.45)	–	(0.45)	33.49	22.29	688,353	1.08	(d)	1.08	(d)	1.25	(d)	2
Year ended 10/31/22	42.00	0.44	(12.84)	(12.40)	(0.32)	(1.50)	(1.82)	27.78	(30.71)	591,206	1.14		1.14		1.31		17
Year ended 10/31/21	38.32	0.37	5.58	5.95	(0.50)	(1.77)	(2.27)	42.00	15.50	1,062,846	1.06		1.06		0.86		19
Year ended 10/31/20	36.85	0.36	1.78	2.14	(0.67)	–	(0.67)	38.32	5.82	1,015,412	1.12		1.13		1.01		33
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	–	(0.56)	36.85	22.69	968,060	1.12		1.13		1.87		7
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	–	(0.36)	30.60	(15.89)	986,550	1.14		1.15		1.48		20
Class R5
Six months ended 04/30/23	27.70	0.21	5.95	6.16	(0.48)	–	(0.48)	33.38	22.34	150,777	1.03	(d)	1.03	(d)	1.30	(d)	2
Year ended 10/31/22	41.88	0.46	(12.80)	(12.34)	(0.34)	(1.50)	(1.84)	27.70	(30.68)	135,693	1.07		1.07		1.38		17
Year ended 10/31/21	38.22	0.39	5.57	5.96	(0.53)	(1.77)	(2.30)	41.88	15.56	215,122	1.02		1.02		0.90		19
Year ended 10/31/20	36.76	0.39	1.77	2.16	(0.70)	–	(0.70)	38.22	5.90	182,631	1.05		1.06		1.08		33
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	–	(0.61)	36.76	22.79	250,287	1.03		1.04		1.96		7
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	–	(0.40)	30.55	(15.80)	287,511	1.04		1.05		1.58		20
Class R6
Six months ended 04/30/23	27.70	0.22	5.93	6.15	(0.50)	–	(0.50)	33.35	22.33	486,146	0.96	(d)	0.96	(d)	1.37	(d)	2
Year ended 10/31/22	41.89	0.48	(12.79)	(12.31)	(0.38)	(1.50)	(1.88)	27.70	(30.60)	447,141	1.00		1.00		1.45		17
Year ended 10/31/21	38.22	0.42	5.58	6.00	(0.56)	(1.77)	(2.33)	41.89	15.67	741,346	0.93		0.93		0.99		19
Year ended 10/31/20	36.76	0.42	1.76	2.18	(0.72)	–	(0.72)	38.22	5.96	497,383	0.96		0.97		1.17		33
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	–	(0.63)	36.76	22.88	383,400	0.97		0.98		2.02		7
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	–	(0.42)	30.55	(15.74)	365,000	0.99		1.00		1.63		20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco EQV Emerging Markets All Cap Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco EQV Emerging Markets All Cap Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco EQV Emerging Markets All Cap Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

13	Invesco EQV Emerging Markets All Cap Fund

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $34,623.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

14	Invesco EQV Emerging Markets All Cap Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $14,059 in front-end sales commissions from the sale of Class A shares and $527 and $555 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$213,880,693	$ –	$ –	$213,880,693

China	145,854,501	341,142,661	–	486,997,162

Egypt	18,159,992	8,024,426	–	26,184,418

France	–	45,928,053	–	45,928,053

Hungary	–	67,337,703	–	67,337,703

India	71,003,701	15,391,358	–	86,395,059

Indonesia	–	108,901,025	–	108,901,025

Macau	–	12,270,581	–	12,270,581

Mexico	212,323,648	–	–	212,323,648

Nigeria	–	22,111,457	–	22,111,457

Philippines	–	110,876,250	–	110,876,250

Russia	–	–	46	46

South Africa	–	17,662,972	–	17,662,972

South Korea	–	77,918,336	–	77,918,336

Taiwan	–	129,561,609	–	129,561,609

Turkey	–	19,342,793	–	19,342,793

United Arab Emirates	–	26,955,607	–	26,955,607

Vietnam	–	8,138,948	–	8,138,948

Money Market Funds	105,669,229	31,776,304	–	137,445,533

Total Investments	$766,891,764	$1,043,340,083	$46	$1,810,231,893

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,451.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

15	Invesco EQV Emerging Markets All Cap Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$19,535,489	$–	$19,535,489

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $30,185,627 and $185,874,992, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$461,001,533

Aggregate unrealized (depreciation) of investments	(171,031,402)

Net unrealized appreciation of investments	$289,970,131

Cost of investments for tax purposes is $1,520,261,762.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	600,142	$19,479,867	1,785,231	$59,015,273

Class C	49,495	1,592,446	47,250	1,591,114

Class Y	2,307,158	74,813,643	6,322,632	211,228,639

Class R5	334,116	10,882,657	973,625	32,575,583

Class R6	1,264,033	40,919,056	4,346,031	145,692,469

Issued as reinvestment of dividends:
Class A	136,327	4,286,124	549,442	20,944,720

Class C	523	16,140	13,287	496,154

Class Y	128,048	4,020,698	709,975	27,028,746

Class R5	72,195	2,258,275	238,575	9,051,542

Class R6	240,455	7,514,208	811,404	30,760,326

Automatic conversion of Class C shares to Class A shares:
Class A	19,867	644,489	47,349	1,514,612

Class C	(20,299)	(644,489)	(48,496)	(1,514,612)

16	Invesco EQV Emerging Markets All Cap Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,220,833)	$(39,303,100)	(2,483,704)	$(82,411,078)

Class C	(33,979)	(1,059,484)	(108,967)	(3,600,918)

Class Y	(3,160,541)	(101,173,569)	(11,058,099)	(371,061,537)

Class R5	(786,512)	(24,948,589)	(1,450,932)	(47,823,551)

Class R6	(3,071,325)	(99,565,205)	(6,711,309)	(216,826,059)

Net increase (decrease) in share activity	(3,141,130)	$(100,266,833)	(6,016,706)	$(183,338,577)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 3% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

17	Invesco EQV Emerging Markets All Cap Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,221.20	$7.32	$1,018.20	$6.66	1.33%
Class C	1,000.00	1,216.70	11.43	1,014.48	10.39	2.08
Class Y	1,000.00	1,222.90	5.95	1,019.44	5.41	1.08
Class R5	1,000.00	1,223.00	5.68	1,019.69	5.16	1.03
Class R6	1,000.00	1,223.30	5.29	1,020.03	4.81	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco EQV Emerging Markets All Cap Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Emerging Markets Innovators Fund

Nasdaq:

A: EMIAX ∎ C: EMVCX ∎ R: EMIRX ∎ Y: EMIYX ∎ R5: EMIMX ∎ R6: EMVIX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.00%
Class C Shares	18.61
Class R Shares	18.98
Class Y Shares	19.20
Class R5 Shares	19.22
Class R6 Shares	19.27
MSCI Emerging Markets Index▼	16.36

Source(s): ▼RIMES Technologies Corp.

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Emerging Markets Innovators Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (6/30/14)	-1.52%
5 Years	-5.92
1 Year	-1.25

Class C Shares
Inception (6/30/14)	-1.57%
5 Years	-5.56
1 Year	2.82

Class R Shares
Inception (6/30/14)	-1.14%
5 Years	-5.08
1 Year	4.33

Class Y Shares
Inception (6/30/14)	-0.64%
5 Years	-4.61
1 Year	4.94

Class R5 Shares
Inception	-0.75%
5 Years	-4.60
1 Year	4.85

Class R6 Shares
Inception (6/30/14)	-0.50%
5 Years	-4.52
1 Year	4.74

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Innovators Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Innovators Fund. The Fund was subsequently renamed the Invesco Emerging Markets Innovators Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Emerging Markets Innovators Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Emerging Markets Innovators Fund

Schedule of Investments

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.03%
Australia–0.90%
Glencore PLC	162,372	$958,090

Brazil–5.43%
Arezzo Industria e Comercio S.A.	231,400	3,079,581

Lojas Renner S.A.	254,610	808,577

NU Holdings Ltd., Class A(a)	143,329	739,578

WEG S.A.	136,600	1,126,146

		5,753,882

Chile–1.78%
Banco Santander Chile	39,369,392	1,882,513

China–26.31%
BeiGene Ltd.(a)	58,600	1,141,404

BeiGene Ltd., ADR(a)	4,859	1,238,851

H World Group Ltd., ADR	101,356	4,753,596

New Horizon Health Ltd.(a)(b)	343,500	1,233,875

Silergy Corp.	188,000	2,993,932

SITC International Holdings Co. Ltd.	536,000	990,626

Sunny Optical Technology Group Co. Ltd.	87,300	924,419

Wuxi Biologics Cayman, Inc.(a)(b)	240,000	1,435,647

Yum China Holdings, Inc.	109,363	6,690,828

Zai Lab Ltd., ADR(a)	29,844	1,043,943

Zhongsheng Group Holdings Ltd.	171,289	731,531

ZTO Express (Cayman), Inc., ADR	169,515	4,692,175

		27,870,827

Hong Kong–1.97%
Hongkong Land Holdings Ltd.	470,700	2,090,587

India–20.89%
Asian Paints Ltd.	3,080	109,513

Cholamandalam Investment and Finance Co. Ltd.	30,998	330,459

Havells India Ltd.	162,103	2,441,190

Housing Development Finance Corp. Ltd.	136,632	4,648,548

Kotak Mahindra Bank Ltd.	137,575	3,273,745

Le Travenues Technology Ltd.(c)	7,200,800	7,263,542

Marico Ltd.	60,221	365,893

Oberoi Realty Ltd.	233,287	2,615,397

Voltas Ltd.	110,397	1,082,214

		22,130,501

Indonesia–2.59%
PT Ace Hardware Indonesia Tbk	34,003,700	1,047,203

PT Bank Rakyat Indonesia (Persero) Tbk	1,224,829	426,525

Investment Abbreviations:

ADR – American Depositary Receipt

CPO – Certificates of Ordinary Participation

	Shares	Value

Indonesia–(continued)
PT Unilever Indonesia Tbk	4,217,200	$1,265,887

		2,739,615

Mexico–11.59%
Coca-Cola FEMSA S.A.B. de C.V., ADR	20,592	1,738,377

Fomento Economico Mexicano S.A.B. de C.V., Series CPO	253,800	2,469,184

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	46,790	1,342,973

Grupo Mexico S.A.B. de C.V., Class B	809,500	3,980,528

Wal-Mart de Mexico S.A.B. de C.V., Series V	680,500	2,743,649

		12,274,711

Peru–2.20%
Credicorp Ltd.	8,801	1,192,359

InRetail Peru Corp.(b)	34,947	1,137,525

		2,329,884

Philippines–1.14%
San Miguel Food and Beverage, Inc.	2,700	2,300

SM Prime Holdings, Inc.	1,966,700	1,206,282

		1,208,582

Poland–1.20%
Allegro.eu S.A.(a)(b)	160,586	1,269,910

South Korea–10.43%
LG Chem Ltd.	8,613	4,803,040

LG H&H Co. Ltd.	3,041	1,416,663

Samsung Biologics Co. Ltd.(a)(b)	8,239	4,822,557

		11,042,260

Taiwan–8.66%
MediaTek, Inc.	78,000	1,695,132

Taiwan Semiconductor Manufacturing Co. Ltd.	215,000	3,525,892

Voltronic Power Technology Corp.	68,919	3,952,602

		9,173,626

Turkey–1.25%
BIM Birlesik Magazalar A.S.	164,650	1,321,171

United States–0.69%
Globant S.A.(a)	4,676	733,524

TOTAL INVESTMENTS IN SECURITIES–97.03% (Cost $82,857,275)		102,779,683

OTHER ASSETS LESS LIABILITIES–2.97%		3,144,529

NET ASSETS–100.00%		$105,924,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Emerging Markets Innovators Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $9,899,514, which represented 9.35% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 540,907	$10,842,697	$(11,383,604)	$ -	$-	$-	$12,825
Invesco Liquid Assets Portfolio, Institutional Class	386,410	7,744,783	(8,131,088)	(38)	(67)	-	8,420
Invesco Treasury Portfolio, Institutional Class	618,180	12,391,654	(13,009,834)	-	-	-	12,995
Total	$1,545,497	$30,979,134	$(32,524,526)	$(38)	$(67)	$-	$34,240

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Consumer Discretionary	24.21%

Industrials	14.75

Financials	11.80

Consumer Staples	11.76

Health Care	10.31

Information Technology	9.32

Materials	9.30

Real Estate	5.58

Money Market Funds Plus Other Assets Less Liabilities	2.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Emerging Markets Innovators Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $82,857,275)	$102,779,683

Cash	277,439

Foreign currencies, at value (Cost $3,191,500)	2,848,949

Receivable for:
Fund shares sold	91,552

Dividends	253,267

Investment for trustee deferred compensation and retirement plans	24,553

Other assets	35,340

Total assets	106,310,783

Liabilities:
Payable for:
Fund shares reacquired	73,838

Accrued foreign taxes	177,539

Accrued fees to affiliates	72,703

Accrued other operating expenses	37,938

Trustee deferred compensation and retirement plans	24,553

Total liabilities	386,571

Net assets applicable to shares outstanding	$105,924,212

Net assets consist of:
Shares of beneficial interest	$134,364,597

Distributable earnings (loss)	(28,440,385)

$105,924,212

Net Assets:
Class A	$42,542,043

Class C	$9,680,716

Class R	$6,171,573

Class Y	$37,705,138

Class R5	$8,397

Class R6	$9,816,345

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,390,343

Class C	1,320,034

Class R	800,768

Class Y	4,673,191

Class R5	1,049

Class R6	1,201,027

Class A:
Net asset value per share	$7.89

Maximum offering price per share (Net asset value of $7.89 ÷ 94.50%)	$8.35

Class C:
Net asset value and offering price per share	$7.33

Class R:
Net asset value and offering price per share	$7.71

Class Y:
Net asset value and offering price per share	$8.07

Class R5:
Net asset value and offering price per share	$8.00

Class R6:
Net asset value and offering price per share	$8.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Emerging Markets Innovators Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $87,729)	$824,154

Dividends from affiliated money market funds	34,240

Total investment income	858,394

Expenses:

Advisory fees	701,128

Administrative services fees	8,900

Distribution fees:
Class A	50,870

Class C	50,166

Class R	14,859

Transfer agent fees – A, C, R and Y	119,254

Transfer agent fees – R5	1

Transfer agent fees – R6	3,329

Trustees’ and officers’ fees and benefits	6,695

Registration and filing fees	41,788

Reports to shareholders	14,419

Professional services fees	26,825

Other	(39,661)

Total expenses	998,573

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(109,584)

Net expenses	888,989

Net investment income (loss)	(30,595)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $39,360)	(6,863,395)

Affiliated investment securities	(67)

Foreign currencies	(53,911)

Forward foreign currency contracts	278

(6,917,095)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $162,080)	30,253,939

Affiliated investment securities	(38)

Foreign currencies	(122,015)

30,131,886

Net realized and unrealized gain	23,214,791

Net increase in net assets resulting from operations	$23,184,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Innovators Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:

Net investment income (loss)	$(30,595)	$274,917

Net realized gain (loss)	(6,917,095)	(40,463,239)

Change in net unrealized appreciation (depreciation)	30,131,886	(96,313,754)

Net increase (decrease) in net assets resulting from operations	23,184,196	(136,502,076)

Distributions to shareholders from distributable earnings:

Class A	–	(9,157,227)

Class C	–	(2,188,956)

Class R	–	(881,257)

Class Y	–	(19,805,340)

Class R5	–	(1,397)

Class R6	–	(9,542,026)

Total distributions from distributable earnings	–	(41,576,203)

Share transactions–net:

Class A	(1,994,878)	(56,547,378)

Class C	(1,060,139)	(1,366,014)

Class R	(34,976)	1,301,649

Class Y	(20,060,685)	(60,903,339)

Class R6	(22,013,651)	(26,675,537)

Net increase (decrease) in net assets resulting from share transactions	(45,164,329)	(144,190,619)

Net increase (decrease) in net assets	(21,980,133)	(322,268,898)

Net assets:

Beginning of period	127,904,345	450,173,243

End of period	$105,924,212	$127,904,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Innovators Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$6.63	$(0.00)	$ 1.26	$ 1.26	$ –	$ –	$ –	$ 7.89	19.00	%(e)	$ 42,542	1.50	%(e)(f)	1.71	%(e)(f)	(0.11	)%(e)(f)	18%
Year ended 10/31/22	12.47	(0.00)	(4.51)	(4.51)	–	(1.33)	(1.33)	6.63	(39.85	)(e)	37,386	1.48	(e)	1.69	(e)	0.01	(e)	17
Year ended 10/31/21	11.17	(0.08)	1.78	1.70	–	(0.40)	(0.40)	12.47	15.15	(e)	136,638	1.58	(e)	1.64	(e)	(0.65	)(e)	50
Year ended 10/31/20	10.41	(0.06)	0.82	0.76	–	–	–	11.17	7.30	(e)	70,918	1.68	(e)	1.68	(e)	(0.62	)(e)	67
Two months ended 10/31/19	9.85	(0.01)	0.57	0.56	–	–	–	10.41	5.69		83,842	1.68	(f)	1.68	(f)	(0.63	)(f)	20
Year ended 08/31/19	10.38	(0.02)	(0.51)	(0.53)	–	–	–	9.85	(5.11)		80,454	1.71		1.71		(0.25)		36
Year ended 08/31/18	10.67	(0.02)	(0.25)	(0.27)	(0.02)	–	(0.02)	10.38	(2.52)		97,641	1.70		1.70		(0.18)		24
Class C
Six months ended 04/30/23	6.18	(0.03)	1.18	1.15	–	–	–	7.33	18.61		9,681	2.25	(f)	2.47	(f)	(0.86	)(f)	18
Year ended 10/31/22	11.81	(0.06)	(4.24)	(4.30)	–	(1.33)	(1.33)	6.18	(40.35)		9,062	2.24		2.45		(0.75)		17
Year ended 10/31/21	10.67	(0.18)	1.72	1.54	–	(0.40)	(0.40)	11.81	14.34		19,858	2.35		2.40		(1.42)		50
Year ended 10/31/20	10.02	(0.14)	0.79	0.65	–	–	–	10.67	6.49		20,337	2.44		2.44		(1.38)		67
Two months ended 10/31/19	9.49	(0.02)	0.55	0.53	–	–	–	10.02	5.58		26,427	2.44	(f)	2.44	(f)	(1.40	)(f)	20
Year ended 08/31/19	10.09	(0.09)	(0.51)	(0.60)	–	–	–	9.49	(5.95)		26,661	2.45		2.45		(1.01)		36
Year ended 08/31/18	10.42	(0.10)	(0.23)	(0.33)	–	–	–	10.09	(3.17)		38,156	2.46		2.46		(0.94)		24
Class R
Six months ended 04/30/23	6.48	(0.01)	1.24	1.23	–	–	–	7.71	18.98		6,172	1.75	(f)	1.97	(f)	(0.36	)(f)	18
Year ended 10/31/22	12.25	(0.02)	(4.42)	(4.44)	–	(1.33)	(1.33)	6.48	(40.01)		5,211	1.74		1.95		(0.25)		17
Year ended 10/31/21	11.01	(0.12)	1.76	1.64	–	(0.40)	(0.40)	12.25	14.82		8,126	1.85		1.90		(0.92)		50
Year ended 10/31/20	10.28	(0.09)	0.82	0.73	–	–	–	11.01	7.10		7,741	1.94		1.94		(0.88)		67
Two months ended 10/31/19	9.73	(0.01)	0.56	0.55	–	–	–	10.28	5.65		8,012	1.94	(f)	1.94	(f)	(0.90	)(f)	20
Year ended 08/31/19	10.29	(0.05)	(0.51)	(0.56)	–	–	–	9.73	(5.44)		7,516	1.95		1.95		(0.51)		36
Year ended 08/31/18	10.59	(0.05)	(0.24)	(0.29)	(0.01)	–	(0.01)	10.29	(2.77)		6,884	1.97		1.97		(0.45)		24
Class Y
Six months ended 04/30/23	6.77	0.01	1.29	1.30	–	–	–	8.07	19.20		37,705	1.25	(f)	1.47	(f)	0.14	(f)	18
Year ended 10/31/22	12.67	0.02	(4.59)	(4.57)	–	(1.33)	(1.33)	6.77	(39.68)		49,074	1.24		1.45		0.25		17
Year ended 10/31/21	11.32	(0.06)	1.81	1.75	–	(0.40)	(0.40)	12.67	15.40		193,558	1.35		1.40		(0.42)		50
Year ended 10/31/20	10.52	(0.04)	0.84	0.80	–	–	–	11.32	7.60		183,438	1.44		1.44		(0.38)		67
Two months ended 10/31/19	9.95	(0.01)	0.58	0.57	–	–	–	10.52	5.73		216,384	1.44	(f)	1.44	(f)	(0.40	)(f)	20
Year ended 08/31/19	10.47	(0.00)	(0.52)	(0.52)	–	–	–	9.95	(4.97)		212,530	1.46		1.46		(0.00)		36
Year ended 08/31/18	10.75	0.01	(0.25)	(0.24)	(0.04)	–	(0.04)	10.47	(2.23)		281,465	1.46		1.46		0.06		24
Class R5
Six months ended 04/30/23	6.71	0.01	1.28	1.29	–	–	–	8.00	19.22		8	1.25	(f)	1.26	(f)	0.14	(f)	18
Year ended 10/31/22	12.58	0.02	(4.56)	(4.54)	–	(1.33)	(1.33)	6.71	(39.73)		7	1.24		1.34		0.25		17
Year ended 10/31/21	11.23	(0.04)	1.79	1.75	–	(0.40)	(0.40)	12.58	15.52		13	1.26		1.26		(0.33)		50
Year ended 10/31/20	10.42	(0.02)	0.83	0.81	–	–	–	11.23	7.77		12	1.27		1.27		(0.21)		67
Two months ended 10/31/19	9.86	(0.00)	0.56	0.56	–	–	–	10.42	5.68		11	1.31	(f)	1.31	(f)	(0.26	)(f)	20
Period ended 08/31/19(g)	9.53	0.00	0.33	0.33	–	–	–	9.86	3.46		10	1.28	(f)	1.28	(f)	0.15	(f)	36
Class R6
Six months ended 04/30/23	6.85	0.01	1.31	1.32	–	–	–	8.17	19.27		9,816	1.25	(f)	1.26	(f)	0.14	(f)	18
Year ended 10/31/22	12.82	0.02	(4.66)	(4.64)	–	(1.33)	(1.33)	6.85	(39.77)		27,166	1.25		1.34		0.24		17
Year ended 10/31/21	11.44	(0.04)	1.82	1.78	–	(0.40)	(0.40)	12.82	15.50		91,980	1.25		1.26		(0.32)		50
Year ended 10/31/20	10.61	(0.02)	0.85	0.83	–	–	–	11.44	7.82		134,269	1.25		1.26		(0.19)		67
Two months ended 10/31/19	10.04	(0.00)	0.57	0.57	–	–	–	10.61	5.68		292,944	1.27	(f)	1.27	(f)	(0.22	)(f)	20
Year ended 08/31/19	10.54	0.02	(0.52)	(0.50)	–	–	–	10.04	(4.74)		278,033	1.27		1.27		0.18		36
Year ended 08/31/18	10.82	0.03	(0.25)	(0.22)	(0.06)	–	(0.06)	10.54	(2.06)		105,736	1.29		1.29		0.26		24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01% for the two months ended October 31, 2019 and the years ended August 31, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended April 30, 2023 and for the years ended October 31, 2022, 2021 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Innovators Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Innovators Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

11	Invesco Emerging Markets Innovators Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or

12	Invesco Emerging Markets Innovators Fund

intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	1.150%

Next $500 million	1.100%

Next $4 billion	1.050%

Over $5 billion	1.000%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 1.14%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $837 and reimbursed class level expenses of $41,490, $10,311, $6,109, $44,674, $0 and $1,215 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $8,314 in front-end sales commissions from the sale of Class A shares and $0 and $112 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended April 30, 2023, the Fund incurred $1,562 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.

13	Invesco Emerging Markets Innovators Fund

Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$958,090	$–	$958,090

Brazil	5,753,882	–	–	5,753,882

Chile	1,882,513	–	–	1,882,513

China	18,419,393	9,451,434	–	27,870,827

Hong Kong	–	2,090,587	–	2,090,587

India	–	14,866,959	7,263,542	22,130,501

Indonesia	–	2,739,615	–	2,739,615

Mexico	12,274,711	–	–	12,274,711

Peru	2,329,884	–	–	2,329,884

Philippines	–	1,208,582	–	1,208,582

Poland	–	1,269,910	–	1,269,910

South Korea	–	11,042,260	–	11,042,260

Taiwan	–	9,173,626	–	9,173,626

Turkey	–	1,321,171	–	1,321,171

United States	733,524	–	–	733,524

Total Investments	$41,393,907	$54,122,234	$7,263,542	$102,779,683

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended April 30, 2023:

	Value 10/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3*	Transfers out of Level 3*	Value 04/30/23

Common Stocks & Other Equity Interests	$8,303,809	$788,679	$(4,918,271)	$–	$(11,393,995)	$14,483,320	$–	$–	$7,263,542

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 04/30/23	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

Le Travenues Technology Ltd.	$7,263,542	Initial Public Offering value adjusted by the exchange rate	Initial Public Offering value	N/A	$0.99675157	(a)

(a)

The Fund fair values certain private placement securities at the current Initial Public Offering value. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event, such as a corporate action event, which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$278

14	Invesco Emerging Markets Innovators Fund

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$78,392

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,948.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2022.

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$28,798,165	$6,681,039	$35,479,204

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $21,241,842 and $65,760,240, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$22,518,622

Aggregate unrealized (depreciation) of investments	(7,570,723)

Net unrealized appreciation of investments	$14,947,899

Cost of investments for tax purposes is $87,831,785.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	598,613	$4,596,026	1,042,462	$8,912,777

Class C	150,426	1,067,724	174,172	1,434,037

Class R	89,935	679,408	213,127	1,750,743

Class Y	358,595	2,794,844	4,199,740	35,825,100

Class R6	50,417	404,649	3,012,596	26,026,269

15	Invesco Emerging Markets Innovators Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	-	$-	859,837	$8,710,145

Class C	-	-	218,352	2,076,530

Class R	-	-	88,466	878,468

Class Y	-	-	1,416,769	14,635,222

Class R6	-	-	296,991	3,106,522

Automatic conversion of Class C shares to Class A shares:
Class A	61,304	472,416	72,182	589,410

Class C	(65,884)	(472,416)	(77,112)	(589,410)

Reacquired:
Class A	(912,005)	(7,063,320)	(7,291,835)	(74,759,710)

Class C	(230,811)	(1,655,447)	(531,237)	(4,287,171)

Class R	(93,441)	(714,384)	(160,666)	(1,327,562)

Class Y	(2,938,860)	(22,855,529)	(13,636,919)	(111,363,661)

Class R6	(2,812,551)	(22,418,300)	(6,519,957)	(55,808,328)

Net increase (decrease) in share activity	(5,744,262)	$(45,164,329)	(16,623,032)	$(144,190,619)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

At the meeting held March 16, 2023, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Developing Markets Fund (the “Acquiring Fund”).

The reorganization is expected to be consummated at the close of business on or about June 23, 2023. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

16	Invesco Emerging Markets Innovators Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,190.00	$8.15	$1,017.36	$7.50	1.50%
Class C	1,000.00	1,186.10	12.20	1,013.64	11.23	2.25
Class R	1,000.00	1,189.80	9.50	1,016.12	8.75	1.75
Class Y	1,000.00	1,192.00	6.79	1,018.60	6.26	1.25
Class R5	1,000.00	1,192.20	6.79	1,018.60	6.26	1.25
Class R6	1,000.00	1,192.70	6.80	1,018.60	6.26	1.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Emerging Markets Innovators Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMI-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Emerging Markets Local Debt Fund

Nasdaq:

A: OEMAX ∎ C: OEMCX ∎ R: OEMNX ∎ Y: OEMYX ∎ R5: EMLDX ∎ R6: OEMIX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

26	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.16%
Class C Shares	15.95
Class R Shares	16.23
Class Y Shares	16.51
Class R5 Shares	16.58
Class R6 Shares	16.37
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	16.06

Source(s): ▼RIMES Technologies Corp.

The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

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2	Invesco Emerging Markets Local Debt Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (6/30/10)	0.75%
10 Years	-1.39
5 Years	-2.08
1 Year	2.46

Class C Shares
Inception (6/30/10)	0.61%
10 Years	-1.59
5 Years	-2.02
1 Year	5.16

Class R Shares
Inception (6/30/10)	0.82%
10 Years	-1.23
5 Years	-1.50
1 Year	6.69

Class Y Shares
Inception (6/30/10)	1.37%
10 Years	-0.69
5 Years	-1.00
1 Year	7.23

Class R5 Shares
10 Years	-0.82%
5 Years	-0.95
1 Year	7.37

Class R6 Shares
Inception (9/28/12)	-0.03%
10 Years	-0.61
5 Years	-0.90
1 Year	7.37

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Local Debt Fund. Note: The Fund was subsequently renamed the Invesco Emerging Markets Local Debt Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Emerging Markets Local Debt Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Emerging Markets Local Debt Fund

Schedule of Investments

April 30, 2023

(Unaudited)

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–76.14%(a)
Brazil–4.21%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2045	BRL	500,000	$422,662
Series F, 10.00%, 01/01/2027	BRL	20,000,000	3,808,875
			4,231,537

Chile–3.11%
Bonos de la Tesoreria de la Republica, 0.00%, 03/01/2025	CLP	1,254,349,250	1,461,303
Bonos de la Tesoreria de la Republica en pesos, 2.30%, 10/01/2028(b)	CLP	1,600,000,000	1,671,216
			3,132,519

China–2.81%
China Government Bond, 3.72%, 04/12/2051	CNY	4,000,000	633,433
Export-Import Bank of China (The), Series 2105, 3.22%, 05/14/2026	CNY	10,000,000	1,466,465
PBOC International Note, 2.30%, 08/24/2023(b)	CNY	5,000,000	721,787
			2,821,685

Colombia–9.26%
Colombian TES,
Series B, 5.75%, 11/03/2027	COP	24,000,000,000	4,128,116
Series B, 6.00%, 04/28/2028	COP	6,800,000,000	1,160,753
Series B, 7.25%, 10/18/2034	COP	3,500,000,000	530,935
Series B, 9.25%, 05/28/2042	COP	3,500,000,000	590,602
Series B, 7.25%, 10/26/2050	COP	13,300,000,000	1,753,381
PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	6,500,000,000	1,153,089
			9,316,876

Czech Republic–4.68%
Czech Republic Government Bond,
Series 100, 0.25%, 02/10/2027	CZK	20,000,000	788,600
Series 105, 2.75%, 07/23/2029	CZK	30,000,000	1,259,510
Series 125, 1.50%, 04/24/2040	CZK	2,000,000	60,130
Series 148, 6.00%, 02/26/2026	CZK	20,000,000	963,306
Series 49, 4.20%, 12/04/2036(b)	CZK	15,000,000	675,555
Series 78, 2.50%, 08/25/2028(b)	CZK	23,000,000	964,439
			4,711,540

	Principal Amount		Value
India–2.45%
India Government Bond, 7.27%, 04/08/2026	INR	200,000,000	$2,465,388

Indonesia–7.61%
Indonesia Treasury Bond,
Series FR91, 6.38%, 04/15/2032	IDR	25,000,000,000	1,686,554
Series FR92, 7.13%, 06/15/2042	IDR	16,000,000,000	1,112,922
Series FR95, 6.38%, 08/15/2028	IDR	40,000,000,000	2,739,332
Series FR96, 7.00%, 02/15/2033	IDR	30,000,000,000	2,114,959
			7,653,767

Malaysia–8.83%
Malaysia Government Bond,
Series 0122, 3.58%, 07/15/2032	MYR	5,000,000	1,107,653
Series 0519, 3.76%, 05/22/2040	MYR	3,000,000	645,062
Series 115, 3.96%, 09/15/2025	MYR	9,000,000	2,048,944
Series 120, 4.07%, 06/15/2050	MYR	5,000,000	1,081,452
Series 219, 3.89%, 08/15/2029	MYR	13,500,000	3,057,111
Malaysian Government Bond, Series 310, 4.50%, 04/15/2030	MYR	4,000,000	942,510
			8,882,732

Mexico–3.94%
Mexican Bonos,
Series M, 7.50%, 05/26/2033	MXN	57,000,000	2,893,242
Series M, 8.00%, 07/31/2053	MXN	20,000,000	983,798
Red de Carreteras de Occidente S.A.B. de C.V., 9.00%, 06/10/2028(b)	MXN	1,725,000	90,906
			3,967,946

Peru–4.20%
Peru Government Bond,
5.94%, 02/12/2029	PEN	3,000,000	765,838
6.15%, 08/12/2032	PEN	14,000,000	3,459,239
			4,225,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Emerging Markets Local Debt Fund

		Principal Amount	Value
Poland–5.95%
Republic of Poland Government Bond,
Series 0727, 2.50%, 07/25/2027	PLN	6,000,000	$1,262,536
Series 1029, 2.75%, 10/25/2029	PLN	10,000,000	2,009,995
Series 432, 1.75%, 04/25/2032	PLN	8,000,000	1,386,031
Series 527, 3.75%, 05/25/2027	PLN	6,000,000	1,328,100
			5,986,662

Romania–2.48%
Romania Government Bond,
8.25%, 09/29/2032	RON	3,500,000	828,608
4.25%, 04/28/2036	RON	2,500,000	413,399
Series 15, 4.75%, 10/11/2034	RON	7,000,000	1,253,718
			2,495,725

South Africa–10.96%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	65,000,000	3,184,174
Series 2037, 8.50%, 01/31/2037	ZAR	75,000,000	3,225,912
Series 2040, 9.00%, 01/31/2040	ZAR	50,000,000	2,171,792
Series R186, 10.50%, 12/21/2026	ZAR	30,000,000	1,723,460
Series R209, 6.25%, 03/31/2036	ZAR	20,000,000	717,343
			11,022,681

Supranational–0.54%
European Bank for Reconstruction and Development, 7.00%, 11/29/2024	VND	10,000,000,000	438,257
International Finance Corp., 0.00%, 02/15/2029(b)(c)	TRY	7,300,000	107,165
			545,422

Thailand–5.11%
Thailand Government Bond,
2.88%, 12/17/2028	THB	40,000,000	1,212,541
2.00%, 12/17/2031	THB	5,000,000	141,221
3.78%, 06/25/2032	THB	50,000,000	1,623,130
1.59%, 12/17/2035	THB	65,000,000	1,694,359
3.45%, 06/17/2043	THB	15,000,000	471,038
			5,142,289
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $80,249,198)			76,601,846

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–0.97%
Egypt–0.85%
Egypt Government International Bond,
6.20%, 03/01/2024(b)	$500,000	$439,427
5.75%, 05/29/2024(b)	500,000	418,087
		857,514

United States–0.12%
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028	120,000	114,989
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,081,356)		972,503

	Shares

Money Market Funds–19.59%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e)	6,897,402	6,897,402
Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(d)(e)	4,925,438	4,926,916
Invesco Treasury Portfolio, Institutional Class, 4.77%(d)(e)	7,882,745	7,882,745
Total Money Market Funds (Cost $19,706,616)		19,707,063

Options Purchased–0.21%
(Cost $298,651)(f)		211,831
TOTAL INVESTMENTS IN SECURITIES–96.91% (Cost $101,335,821)		97,493,243
OTHER ASSETS LESS LIABILITIES–3.09%		3,107,385
NET ASSETS–100.00%		$100,600,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Emerging Markets Local Debt Fund

Investment Abbreviations:
BRL	– Brazilian Real
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
CZK	– Czech Koruna
IDR	– Indonesian Rupiah
INR	– Indian Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
PLN	– Polish Zloty
RON	– Romania New Leu
THB	– Thai Baht
TRY	– Turkish Lira
VND	– Viet Nam Dong
ZAR	– South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $6,241,671, which represented 6.20% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,217,147	$25,660,674	$(23,980,419)	$-	$-	$6,897,402	$ 38,449
Invesco Liquid Assets Portfolio, Institutional Class	3,727,210	18,329,053	(17,129,401)	132	(78)	4,926,916	26,433
Invesco Treasury Portfolio, Institutional Class	5,962,453	29,326,485	(27,406,193)	-	-	7,882,745	40,996
Total	$14,906,810	$73,316,212	$(68,516,013)	$132	$(78)	$19,707,063	$105,878

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
EUR versus USD	Call	Bank of America, N.A.	10/04/2023	USD	1.19	EUR	355,000	$31,559
Currency Risk
USD versus CNH	Put	J.P. Morgan Chase Bank, N.A.	09/28/2023	CNH	6.40	USD	200,000	5,098
USD versus COP	Put	Bank of America, N.A.	07/11/2023	COP	4,200.00	USD	300,000	12,813
USD versus IDR	Put	Standard Chartered Bank PLC	07/25/2023	IDR	14,685.00	USD	3,550,000	53,282
USD versus MXN	Put	Bank of America, N.A.	09/07/2023	MXN	17.90	USD	2,800,000	34,586
USD versus PLN	Put	J.P. Morgan Chase Bank, N.A.	10/13/2023	PLN	4.05	USD	2,800,000	37,041
USD versus THB	Put	J.P. Morgan Chase Bank, N.A.	05/09/2023	THB	31.00	USD	200,000	3
USD versus THB	Put	J.P. Morgan Chase Bank, N.A.	08/24/2023	THB	32.25	USD	240,000	37,449
Subtotal – Foreign Currency Put Options Purchased								180,272
Total Foreign Currency Options Purchased								$211,831

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $40,000.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Emerging Markets Local Debt Fund

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

USD versus COP	Call	Bank of America, N.A.	09/05/2023	COP	5,275.00	USD	1,500,000	$(24,894)

USD versus IDR	Call	Standard Chartered Bank PLC	07/25/2023	IDR	15,350.00	USD	3,550,000	(14,885)

USD versus KRW	Call	J.P. Morgan Chase Bank, N.A.	10/06/2023	KRW	1,290.00	USD	1,000,000	(40,908)

USD versus MXN	Call	Bank of America, N.A.	02/01/2024	MXN	21.00	USD	1,050,000	(15,913)

USD versus MXN	Call	Goldman Sachs International	10/19/2023	MXN	21.50	USD	2,000,000	(10,626)

USD versus PLN	Call	J.P. Morgan Chase Bank, N.A.	01/15/2024	PLN	4.55	USD	1,400,000	(22,811)

Subtotal – Foreign Currency Call Options Written								(130,037)

Currency Risk

USD versus CLP	Put	Morgan Stanley and Co. International PLC	06/22/2023	CLP	785.00	USD	2,835,000	(27,383)

USD versus IDR	Put	Standard Chartered Bank PLC	07/25/2023	IDR	14,320.00	USD	3,550,000	(18,936)

USD versus MXN	Put	Bank of America, N.A.	09/07/2023	MXN	17.15	USD	2,800,000	(8,484)

Subtotal – Foreign Currency Put Options Written								(54,803)

Total – Foreign Currency Options Written								$(184,840)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $40,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value	Value

Interest Rate Risk

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.75%	SOFR	Receive	Annually	08/16/2023	USD 2,900,000	$(27,580)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $40,000.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
05/03/2023	Bank of America, N.A.	USD	1,190,000	MXN	21,643,125	$ 13,767
06/21/2023	Bank of America, N.A.	USD	1,170,442	EUR	1,065,000	6,365
06/21/2023	Bank of America, N.A.	USD	119,051	PEN	450,000	1,988
06/21/2023	Bank of America, N.A.	USD	5,566,166	THB	190,404,610	36,671
06/21/2023	Barclays Bank PLC	ZAR	16,259,000	USD	886,632	1,761
10/10/2023	BNP Paribas S.A.	CNY	380,000	USD	56,841	1,360
06/21/2023	Citibank, N.A.	CNY	4,467,600	USD	651,789	4,051
06/21/2023	Citibank, N.A.	USD	3,601,489	IDR	55,743,847,382	195,887
06/22/2023	Citibank, N.A.	CLP	460,063,000	USD	567,170	1,018
06/21/2023	Deutsche Bank AG	USD	72,914	CZK	1,590,000	1,377
06/21/2023	Deutsche Bank AG	USD	4,998,038	HUF	1,820,885,331	300,103
06/21/2023	Deutsche Bank AG	USD	102,383	MXN	1,895,000	1,959
05/09/2023	Goldman Sachs International	USD	920,000	MXN	16,606,920	2,449
06/21/2023	Goldman Sachs International	THB	5,277,440	USD	156,341	1,047
06/21/2023	Goldman Sachs International	USD	217,252	MXN	4,160,000	11,805
06/21/2023	Goldman Sachs International	USD	185,203	PLN	825,000	12,478
06/21/2023	Goldman Sachs International	USD	232,803	RON	1,085,000	9,543
06/21/2023	Goldman Sachs International	USD	1,300,099	THB	44,440,000	7,590
06/02/2023	HSBC Bank USA	BRL	4,530,050	USD	909,024	6,313
05/03/2023	J.P. Morgan Chase Bank, N.A.	USD	679,644	BRL	3,398,696	1,758
05/11/2023	J.P. Morgan Chase Bank, N.A.	THB	24,027,950	USD	730,000	25,811

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

06/02/2023	J.P. Morgan Chase Bank, N.A.	USD	7,891,700	BRL	40,078,000	$94,715

06/21/2023	J.P. Morgan Chase Bank, N.A.	COP	5,948,580,000	USD	1,277,753	25,493

06/21/2023	J.P. Morgan Chase Bank, N.A.	KRW	1,132,620,000	USD	863,376	14,368

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	493,660	COP	2,396,425,000	10,821

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	3,321,134	CZK	75,159,700	190,629

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	1,049,557	EUR	960,000	11,226

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	965,324	IDR	14,377,820,000	14,120

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	9,478,011	MXN	172,444,075	17,090

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	195,666	PEN	745,000	4,720

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	46,594	RON	210,000	312

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	652,212	ZAR	12,140,000	8,489

06/21/2023	J.P. Morgan Chase Bank, N.A.	ZAR	10,630,000	USD	580,731	2,209

09/20/2023	J.P. Morgan Chase Bank, N.A.	COP	13,278,200,000	USD	2,910,609	169,044

10/10/2023	J.P. Morgan Chase Bank, N.A.	CNY	6,720,000	USD	1,000,000	18,859

10/17/2023	J.P. Morgan Chase Bank, N.A.	USD	37,568	PLN	160,000	523

05/03/2023	Morgan Stanley and Co. International PLC	USD	2,312,632	BRL	11,638,696	20,801

05/11/2023	Morgan Stanley and Co. International PLC	THB	5,760,000	USD	177,605	8,796

06/21/2023	Morgan Stanley and Co. International PLC	CZK	21,510,000	USD	1,008,918	3,885

06/21/2023	Morgan Stanley and Co. International PLC	USD	1,015,588	EUR	920,000	996

06/21/2023	Morgan Stanley and Co. International PLC	USD	74,253	HUF	27,740,000	6,461

06/21/2023	Morgan Stanley and Co. International PLC	USD	77,670	IDR	1,144,420,000	290

06/21/2023	Morgan Stanley and Co. International PLC	USD	684,713	MXN	12,580,000	7,966

06/21/2023	Morgan Stanley and Co. International PLC	USD	1,804,107	PLN	8,049,090	124,556

06/21/2023	Morgan Stanley and Co. International PLC	ZAR	1,547,000	USD	84,395	202

06/22/2023	Morgan Stanley and Co. International PLC	CLP	697,450,000	USD	878,146	19,867

06/27/2023	Morgan Stanley and Co. International PLC	USD	285,000	CLP	233,685,750	2,390

10/10/2023	Morgan Stanley and Co. International PLC	CNY	6,950,000	USD	1,039,635	24,913

10/23/2023	Morgan Stanley and Co. International PLC	USD	113,283	MXN	2,120,000	675

06/21/2023	Royal Bank of Canada	ZAR	2,590,000	USD	141,343	386

06/21/2023	Standard Chartered Bank PLC	USD	57,368	COP	277,790,000	1,111

06/21/2023	Standard Chartered Bank PLC	USD	195,219	IDR	3,018,085,000	10,379

06/21/2023	Standard Chartered Bank PLC	USD	1,522,065	MYR	6,824,900	17,330

06/21/2023	Standard Chartered Bank PLC	USD	975,995	THB	33,549,500	11,231

06/22/2023	Standard Chartered Bank PLC	USD	446,871	CLP	364,365,000	1,515

Subtotal–Appreciation						1,491,469

Currency Risk

05/03/2023	Bank of America, N.A.	MXN	18,544,050	USD	980,000	(51,400)

06/16/2023	Bank of America, N.A.	MXN	6,719,125	USD	350,000	(20,340)

06/21/2023	Bank of America, N.A.	USD	1,893,181	KRW	2,479,953,000	(34,217)

06/21/2023	Bank of America, N.A.	USD	1,396,895	ZAR	25,210,400	(24,859)

07/07/2023	Bank of America, N.A.	COP	3,387,900,000	USD	690,000	(20,933)

07/07/2023	Bank of America, N.A.	USD	375,000	COP	1,720,500,000	(13,962)

09/07/2023	Bank of America, N.A.	COP	2,039,750,000	USD	410,000	(12,278)

10/06/2023	Bank of America, N.A.	EUR	1,065,000	USD	1,177,198	(5,665)

06/21/2023	BNP Paribas S.A.	RON	673,000	USD	144,359	(5,963)

06/21/2023	Citibank, N.A.	THB	13,548,000	USD	391,102	(7,561)

06/21/2023	Deutsche Bank AG	CZK	9,777,000	USD	435,794	(21,027)

06/21/2023	Deutsche Bank AG	MXN	23,157,985	USD	1,263,436	(11,688)

06/21/2023	Deutsche Bank AG	ZAR	30,603,440	USD	1,647,898	(17,647)

06/21/2023	Goldman Sachs International	PEN	490,000	USD	128,108	(3,690)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

06/21/2023	Goldman Sachs International	USD	215,768	THB	7,280,000	$(1,547)

10/23/2023	Goldman Sachs International	MXN	7,598,100	USD	380,000	(28,428)

06/21/2023	HSBC Bank USA	HUF	401,638,125	USD	1,142,251	(26,376)

06/21/2023	HSBC Bank USA	PEN	3,717,000	USD	974,133	(25,648)

06/21/2023	HSBC Bank USA	RON	1,958,070	USD	420,470	(16,886)

06/21/2023	HSBC Bank USA	USD	6,915,299	CNY	47,443,392	(36,687)

06/21/2023	HSBC Bank USA	ZAR	9,490,000	USD	511,476	(5,002)

05/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	4,418,696	USD	855,318	(30,583)

05/03/2023	J.P. Morgan Chase Bank, N.A.	MXN	3,099,075	USD	171,163	(1,204)

05/03/2023	J.P. Morgan Chase Bank, N.A.	USD	207,547	BRL	1,020,000	(3,048)

06/02/2023	J.P. Morgan Chase Bank, N.A.	BRL	2,115,000	USD	419,560	(1,900)

06/12/2023	J.P. Morgan Chase Bank, N.A.	USD	685,000	BRL	3,411,300	(6,425)

06/21/2023	J.P. Morgan Chase Bank, N.A.	COP	22,768,907,000	USD	4,704,329	(88,849)

06/21/2023	J.P. Morgan Chase Bank, N.A.	CZK	44,120,000	USD	2,007,424	(54,039)

06/21/2023	J.P. Morgan Chase Bank, N.A.	HUF	92,393,000	USD	250,325	(18,507)

06/21/2023	J.P. Morgan Chase Bank, N.A.	INR	202,060,250	USD	2,445,687	(20,352)

06/21/2023	J.P. Morgan Chase Bank, N.A.	MXN	22,831,000	USD	1,251,851	(5,268)

06/21/2023	J.P. Morgan Chase Bank, N.A.	PEN	935,000	USD	245,342	(6,149)

06/21/2023	J.P. Morgan Chase Bank, N.A.	PLN	4,310,000	USD	958,539	(74,191)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	2,968,522	COP	13,278,200,000	(173,273)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	140,941	THB	4,750,000	(1,168)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	1,458,745	ZAR	26,030,000	(42,103)

06/21/2023	J.P. Morgan Chase Bank, N.A.	ZAR	17,869,742	USD	970,000	(2,533)

08/28/2023	J.P. Morgan Chase Bank, N.A.	THB	34,696,400	USD	1,016,000	(11,742)

10/17/2023	J.P. Morgan Chase Bank, N.A.	PLN	4,450,950	USD	1,050,000	(9,617)

05/03/2023	Morgan Stanley and Co. International PLC	BRL	11,638,696	USD	2,328,656	(4,777)

06/02/2023	Morgan Stanley and Co. International PLC	BRL	7,008,696	USD	1,378,240	(18,395)

06/05/2023	Morgan Stanley and Co. International PLC	USD	565,000	CLP	452,045,200	(7,511)

06/21/2023	Morgan Stanley and Co. International PLC	CNY	2,710,000	USD	391,630	(1,281)

06/21/2023	Morgan Stanley and Co. International PLC	EUR	328,385	USD	348,210	(14,650)

06/21/2023	Morgan Stanley and Co. International PLC	IDR	8,719,806,000	USD	563,630	(30,380)

06/21/2023	Morgan Stanley and Co. International PLC	MXN	23,838,000	USD	1,301,968	(10,599)

06/21/2023	Morgan Stanley and Co. International PLC	PHP	56,466,000	USD	1,018,047	(1,059)

06/21/2023	Morgan Stanley and Co. International PLC	PLN	2,836,000	USD	636,397	(43,144)

06/21/2023	Morgan Stanley and Co. International PLC	ZAR	9,398,000	USD	501,777	(9,694)

06/22/2023	Morgan Stanley and Co. International PLC	USD	959,382	CLP	773,070,000	(8,045)

10/10/2023	Morgan Stanley and Co. International PLC	USD	50,149	CNY	340,000	(508)

06/21/2023	Standard Chartered Bank PLC	COP	931,701,000	USD	191,696	(4,440)

06/21/2023	Standard Chartered Bank PLC	MYR	2,703,000	USD	603,772	(5,904)

06/21/2023	Standard Chartered Bank PLC	PEN	3,702,000	USD	976,523	(19,223)

06/21/2023	Standard Chartered Bank PLC	USD	1,015,055	MYR	4,450,000	(11,333)

07/27/2023	Standard Chartered Bank PLC	IDR	22,722,500,000	USD	1,525,000	(22,066)

Subtotal–Depreciation						(1,155,764)

Total Forward Foreign Currency Contracts						$335,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Local Debt Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	3 Month CNRR007	Quarterly	2.70%	Quarterly	11/24/2027	CNY	6,000,000	$–	$183	$183

Receive	3 Month CZK PRIOBR	Quarterly	(7.02)	Annually	02/10/2024	CZK	50,000,000	–	3,029	3,029

Receive	6 Month WIBOR	Semi-Annually	(6.28)	Annually	03/15/2025	PLN	12,500,000	–	4,330	4,330

Pay	FBIL Overnight MIBOR	Semi-Annually	6.24	Semi-Annually	04/06/2028	INR	80,000,000	–	8,261	8,261

Receive	3 Month COOVIBR	Quarterly	(8.96)	Quarterly	05/23/2032	COP	4,400,000,000	–	8,314	8,314

Pay	TTHORON	Quarterly	2.60	Quarterly	04/24/2033	THB	55,000,000	–	9,118	9,118

Pay	28 Day MXN TIIE	28 Days	8.74	28 Days	06/03/2027	MXN	79,000,000	–	9,756	9,756

Receive	BZDIOVRA	At Maturity	(11.82)	At Maturity	01/02/2029	BRL	10,251,941	–	11,989	11,989

Receive	3 Month COOVIBR	Quarterly	(9.05)	Quarterly	08/10/2027	COP	4,545,500,000	–	16,095	16,095

Pay	28 Day MXN TIIE	28 Days	9.13	28 Days	02/11/2028	MXN	14,000,000	–	17,893	17,893

Receive	BZDIOVRA	At Maturity	(13.14)	At Maturity	01/02/2024	BRL	83,135,039	–	18,662	18,662

Pay	6 Month BUBOR	Semi-Annually	9.61	Annually	07/27/2027	HUF	389,700,000	–	19,843	19,843

Pay	6 Month BUBOR	Semi-Annually	9.78	Annually	08/04/2027	HUF	300,000,000	-	20,719	20,719

Receive	3 Month COOVIBR	Quarterly	(8.59)	Quarterly	05/31/2032	COP	3,215,000,000	-	21,124	21,124

Pay	28 Day MXN TIIE	28 Days	8.45	28 Days	05/29/2031	MXN	74,000,000	–	21,493	21,493

Receive	3 Month COOVIBR	Quarterly	(8.37)	Quarterly	03/25/2027	COP	3,000,000,000	–	23,530	23,530

Pay	6 Month BUBOR	Semi-Annually	9.20	Annually	03/16/2028	HUF	504,500,000	–	24,140	24,140

Receive	3 Month JIBAR	Quarterly	(7.98)	Quarterly	03/07/2032	ZAR	10,700,000	–	44,534	44,534

Subtotal – Appreciation								–	283,013	283,013

Interest Rate Risk

Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	9,295,000,000	–	(45,361)	(45,361)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	8,667,090	–	(40,100)	(40,100)

Pay	3 Month JIBAR	Quarterly	7.49	Quarterly	03/22/2025	ZAR	57,700,000	–	(39,682)	(39,682)

Receive	CLICP	Semi-Annually	(6.28)	Semi-Annually	03/08/2028	CLP	1,117,250,000	–	(30,573)	(30,573)

Pay	CLICP	Semi-Annually	7.56	Semi-Annually	04/04/2025	CLP	3,800,000,000	–	(29,777)	(29,777)

Receive	28 Day MXN TIIE	28 Days	(9.66)	28 Days	12/17/2025	MXN	70,000,000	–	(27,699)	(27,699)

Pay	3 Month CNRR007	Quarterly	2.36	Quarterly	04/12/2027	CNY	15,000,000	–	(23,063)	(23,063)

Pay	BZDIOVRA	At Maturity	11.51	At Maturity	07/01/2026	BRL	18,479,381	–	(23,018)	(23,018)

Receive	TTHORON	Quarterly	(2.48)	Quarterly	09/05/2027	THB	40,000,000	–	(19,076)	(19,076)

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	8,286,342	–	(18,524)	(18,524)

Pay	3 Month JIBAR	Quarterly	7.87	Quarterly	03/31/2025	ZAR	47,820,000	–	(17,408)	(17,408)

Pay	BZDIOVRA	At Maturity	11.89	At Maturity	01/02/2025	BRL	36,375,708	–	(15,587)	(15,587)

Pay	6 Month WIBOR	Semi-Annually	5.29	Annually	03/15/2028	PLN	5,400,000	–	(10,710)	(10,710)

Receive	CNRR007	Quarterly	(2.82)	Quarterly	03/23/2028	CNY	11,500,000	–	(7,477)	(7,477)

Pay	KWCDC	Quarterly	3.32	Quarterly	04/05/2025	KRW	6,750,000,000	–	(7,320)	(7,320)

Pay	3 Month CNRR007	Quarterly	2.44	Quarterly	04/27/2027	CNY	5,000,000	–	(5,753)	(5,753)

Pay	3 Month CNRR007	Quarterly	2.51	Quarterly	07/18/2027	CNY	5,000,000	–	(4,523)	(4,523)

Subtotal – Depreciation								–	(365,651)	(365,651)

Total Centrally Cleared Interest Rate Swap Agreements								$–	$(82,638)	$(82,638)

(a)	Centrally cleared swap agreements collateralized by $781,202 cash held with Counterparties.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Local Debt Fund

Abbreviations:

BRL	–Brazilian Real
BUBOR	–Budapest Interbank Offered Rate
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
KRW	–South Korean Won
KWCDC	–South Korean Won Certificate of Deposit
MIBOR	–Mumbai Interbank Offered Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
RON	–Romania New Leu
SOFR	–Secured Overnight Financing Rate
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TTHORON	–Thai Overnight Repurchase Rate
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Sovereign Debt	73.76%
Financials	2.11
Other Sectors, Each Less than 2% of Net Assets	1.45
Money Market Funds Plus Other Assets Less Liabilities	22.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $81,629,205)	$77,786,180

Investments in affiliated money market funds, at value (Cost $19,706,616)	19,707,063

Other investments:
Variation margin receivable-centrally cleared swap agreements	23,360

Unrealized appreciation on forward foreign currency contracts outstanding	1,491,469

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	203,881

Cash collateral – centrally cleared swap agreements	781,202

Cash collateral – OTC Derivatives	40,000

Cash	511,596

Foreign currencies, at value (Cost $183,347)	176,096

Receivable for:
Investments sold	22,733

Fund shares sold	186,803

Dividends	18,339

Interest	1,753,873

Investment for trustee deferred compensation and retirement plans	30,294

Other assets	39,110

Total assets	102,771,999

Liabilities:
Other investments:
Options written, at value (premiums received $266,313)	212,420

Unrealized depreciation on forward foreign currency contracts outstanding	1,155,764

Payable for:
Investments purchased	459,909

Dividends	91,835

Fund shares reacquired	93,376

Accrued foreign taxes	8,934

Accrued fees to affiliates	48,048

Accrued other operating expenses	70,791

Trustee deferred compensation and retirement plans	30,294

Total liabilities	2,171,371

Net assets applicable to shares outstanding	$100,600,628

Net assets consist of:
Shares of beneficial interest	$115,788,921

Distributable earnings (loss)	(15,188,293)

$100,600,628

Net Assets:
Class A	$23,648,894

Class C	$4,664,899

Class R	$1,779,214

Class Y	$67,585,341

Class R5	$8,336

Class R6	$2,913,944

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,281,392

Class C	844,310

Class R	322,015

Class Y	12,224,796

Class R5	1,508

Class R6	527,507

Class A:
Net asset value per share	$5.52

Maximum offering price per share
(Net asset value of $5.52 ÷ 95.75%)	$5.77

Class C:
Net asset value and offering price per share	$5.53

Class R:
Net asset value and offering price per share	$5.53

Class Y:
Net asset value and offering price per share	$5.53

Class R5:
Net asset value and offering price per share	$5.53

Class R6:
Net asset value and offering price per share	$5.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Local Debt Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $48,292)	$3,339,888

Dividends from affiliated money market funds	105,878

Total investment income	3,445,766

Expenses:
Advisory fees	309,238

Administrative services fees	6,520

Custodian fees	39,967

Distribution fees:
Class A	26,843

Class C	23,471

Class R	4,106

Interest expense	40,751

Transfer agent fees – A, C, R and Y	83,553

Transfer agent fees – R5	1

Transfer agent fees – R6	396

Trustees’ and officers’ fees and benefits	6,525

Registration and filing fees	42,668

Reports to shareholders	10,298

Professional services fees	29,852

Other	10,205

Total expenses	634,394

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(30,409)

Net expenses	603,985

Net investment income	2,841,781

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $1,754)	(298,683)

Affiliated investment securities	(78)

Foreign currencies	(303,663)

Forward foreign currency contracts	861,852

Futures contracts	(43,072)

Option contracts written	511,505

Swap agreements	(45,460)

682,401

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $8,934)	9,616,553

Affiliated investment securities	132

Foreign currencies	199,393

Forward foreign currency contracts	(184,105)

Option contracts written	145,871

Swap agreements	(163,611)

9,614,233

Net realized and unrealized gain	10,296,634

Net increase in net assets resulting from operations	$13,138,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022
Operations:
Net investment income	$2,841,781	$4,989,630

Net realized gain (loss)	682,401	(18,828,737)

Change in net unrealized appreciation (depreciation)	9,614,233	(4,604,730)

Net increase (decrease) in net assets resulting from operations	13,138,415	(18,443,837)

Distributions to shareholders from distributable earnings:
Class A	(643,512)	–

Class C	(119,815)	–

Class R	(45,892)	–

Class Y	(1,798,797)	–

Class R5	(248)	–

Class R6	(85,706)	–

Total distributions from distributable earnings	(2,693,970)	–

Return of capital:
Class A	–	(1,308,109)

Class C	–	(232,461)

Class R	–	(75,996)

Class Y	–	(3,505,240)

Class R5	–	(437)

Class R6	–	(172,749)

Total return of capital	–	(5,294,992)

Share transactions–net:
Class A	365,099	(10,038,507)

Class C	(377,391)	(1,780,116)

Class R	114,651	200

Class Y	12,642,210	(29,344,167)

Class R6	(1,402)	(1,047,904)

Net increase (decrease) in net assets resulting from share transactions	12,743,167	(42,210,494)

Net increase (decrease) in net assets	23,187,612	(65,949,323)

Net assets:
Beginning of period	77,413,016	143,362,339

End of period	$100,600,628	$77,413,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Local Debt Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Return of capital		Total distributions		Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$4.89	$0.16		$0.62	$0.78	$(0.15)		$–		$(0.15)		$5.52	16.16	%(e)	$23,649	1.47	%(e)(f)	1.53	%(e)(f)	6.17	%(e)(f)	68%
Year ended 10/31/22	6.17	0.25		(1.26)	(1.01)	–		(0.27)		(0.27)		4.89	(16.80	)(e)	20,621	1.45	(e)(g)	1.45	(e)(g)	4.47	(e)(g)	137
Year ended 10/31/21	6.53	0.29		(0.40)	(0.11)	(0.06)		(0.19)		(0.25)		6.17	(1.81)		36,826	1.23		1.35		4.38		107
Year ended 10/31/20	6.99	0.24		(0.45)	(0.21)	(0.07)		(0.18)		(0.25)		6.53	(3.01	)(e)	36,680	1.15	(e)	1.28	(e)	3.57	(e)	50
Five months ended 10/31/19	6.68	0.16		0.30	0.46	(0.09)		(0.06)		(0.15)		6.99	6.99		48,921	1.15	(f)	1.32	(f)	5.66	(f)	21
Year ended 05/31/19	7.02	0.39		(0.34)	0.05	(0.18)		(0.21)		(0.39)		6.68	0.85		44,188	1.16		1.27		5.82		67
Year ended 05/31/18	7.38	0.42		(0.36)	0.06	(0.40)		(0.02)		(0.42)		7.02	0.62		55,015	1.15		1.29		5.60		48
Class C
Six months ended 04/30/23	4.89	0.14		0.63	0.77	(0.13)		–		(0.13)		5.53	15.95		4,665	2.23	(f)	2.29	(f)	5.41	(f)	68
Year ended 10/31/22	6.17	0.21		(1.27)	(1.06)	–		(0.22)		(0.22)		4.89	(17.45)		4,473	2.21	(g)	2.21	(g)	3.71	(g)	137
Year ended 10/31/21	6.53	0.24		(0.40)	(0.16)	(0.05)		(0.15)		(0.20)		6.17	(2.62)		7,568	2.02		2.10		3.59		107
Year ended 10/31/20	6.99	0.18		(0.45)	(0.27)	(0.05)		(0.14)		(0.19)		6.53	(3.83)		11,457	2.00		2.04		2.72		50
Five months ended 10/31/19	6.68	0.14		0.30	0.44	(0.08)		(0.05)		(0.13)		6.99	6.61		15,332	2.00	(f)	2.08	(f)	4.81	(f)	21
Year ended 05/31/19	7.02	0.33		(0.34)	(0.01)	(0.15)		(0.18)		(0.33)		6.68	(0.14)		16,488	2.01		2.04		4.97		67
Year ended 05/31/18	7.38	0.36		(0.36)	–	(0.34)		(0.02)		(0.36)		7.02	(0.09)		19,932	2.00		2.05		4.75		48
Class R
Six months ended 04/30/23	4.89	0.16		0.63	0.79	(0.15)		–		(0.15)		5.53	16.23		1,779	1.72	(f)	1.79	(f)	5.92	(f)	68
Year ended 10/31/22	6.17	0.23		(1.26)	(1.03)	–		(0.25)		(0.25)		4.89	(17.02)		1,472	1.71	(g)	1.71	(g)	4.21	(g)	137
Year ended 10/31/21	6.53	0.27		(0.40)	(0.13)	(0.05)		(0.18)		(0.23)		6.17	(2.12)		1,854	1.53		1.60		4.08		107
Year ended 10/31/20	6.99	0.21		(0.45)	(0.24)	(0.06)		(0.16)		(0.22)		6.53	(3.35)		2,195	1.50		1.54		3.22		50
Five months ended 10/31/19	6.68	0.15		0.30	0.45	(0.09)		(0.05)		(0.14)		6.99	6.84		2,588	1.50	(f)	1.58	(f)	5.31	(f)	21
Year ended 05/31/19	7.02	0.36		(0.34)	0.02	(0.17)		(0.19)		(0.36)		6.68	0.50		2,603	1.51		1.54		5.47		67
Year ended 05/31/18	7.38	0.39		(0.36)	0.03	(0.37)		(0.02)		(0.39)		7.02	0.27		2,935	1.50		1.55		5.25		48
Class Y
Six months ended 04/30/23	4.89	0.17		0.63	0.80	(0.16)		–		(0.16)		5.53	16.51		67,585	1.21	(f)	1.29	(f)	6.43	(f)	68
Year ended 10/31/22	6.17	0.27		(1.27)	(1.00)	–		(0.28)		(0.28)		4.89	(16.59)		48,253	1.21	(g)	1.21	(g)	4.71	(g)	137
Year ended 10/31/21	6.54	0.31		(0.41)	(0.10)	(0.07)		(0.20)		(0.27)		6.17	(1.75)		92,706	1.01		1.10		4.60		107
Year ended 10/31/20	7.00	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.54	(2.80)		92,205	0.95		1.04		3.77		50
Five months ended 10/31/19	6.68	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		7.00	7.24		162,754	0.95	(f)	1.08	(f)	5.86	(f)	21
Year ended 05/31/19	7.03	0.40		(0.35)	0.05	(0.19)		(0.21)		(0.40)		6.68	0.91		143,684	0.96		1.03		6.02		67
Year ended 05/31/18	7.38	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.03	0.96		162,875	0.95		1.04		5.80		48
Class R5
Six months ended 04/30/23	4.89	0.17		0.63	0.80	(0.16)		–		(0.16)		5.53	16.58		8	1.10	(f)	1.13	(f)	6.54	(f)	68
Year ended 10/31/22	6.17	0.27		(1.26)	(0.99)	–		(0.29)		(0.29)		4.89	(16.47)		7	1.05	(g)	1.05	(g)	4.87	(g)	137
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.54)		9	0.94		0.99		4.67		107
Year ended 10/31/20	6.99	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.53	(2.74)		10	0.90		0.93		3.82		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.27		11	0.90	(f)	1.00	(f)	5.91	(f)	21
Period ended 05/31/19(h)	6.63	0.00	(i)	0.04	0.04	(0.00	)(i)	(0.00	)(i)	(0.00	)(i)	6.67	0.64		10	0.85	(f)	0.85	(f)	6.13	(f)	67
Class R6
Six months ended 04/30/23	4.89	0.17		0.62	0.79	(0.16)		–		(0.16)		5.52	16.37		2,914	1.10	(f)	1.13	(f)	6.54	(f)	68
Year ended 10/31/22	6.17	0.27		(1.26)	(0.99)	–		(0.29)		(0.29)		4.89	(16.47)		2,586	1.05	(g)	1.05	(g)	4.87	(g)	137
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.50)		4,399	0.91		0.99		4.70		107
Year ended 10/31/20	6.99	0.26		(0.45)	(0.19)	(0.07)		(0.20)		(0.27)		6.53	(2.72)		4,222	0.85		0.93		3.87		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.29		22,887	0.85	(f)	0.95	(f)	5.96	(f)	21
Year ended 05/31/19	7.02	0.41		(0.35)	0.06	(0.19)		(0.22)		(0.41)		6.67	1.01		8,604	0.86		0.91		6.12		67
Year ended 05/31/18	7.37	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.02	1.05		7,601	0.85		0.87		5.90		48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the five months ended October 31, 2019 and the years ended May 31, 2019 and 2018.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for six months ended April 30, 2023 and for the years ended October 31, 2022 and 2020.

(f)	Annualized.
(g)	Ratios include interest, facilities and maintenance fees of 0.09% for the year ended October 31, 2022.
(h)	For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.
(i)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Emerging Markets Local Debt Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

17	Invesco Emerging Markets Local Debt Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two

18	Invesco Emerging Markets Local Debt Fund

currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund

19	Invesco Emerging Markets Local Debt Fund

would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Q.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $500 million	0.700%

Next $500 million	0.650%

Next $4 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.69%.

20	Invesco Emerging Markets Local Debt Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective March 1, 2023 through at least February 29, 2024, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.95%, 1.45%, 0.95%, 0.95%, and 0.95%, respectively, of the Fund’s average daily net assets. Prior to March 1, 2023, the Adviser has contractually agreed, through February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”).In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $2,730 and reimbursed class level expenses of $5,347, $1,062, $443, $18,783, $1 and $120 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $1,557 in front-end sales commissions from the sale of Class A shares and $0 and $453 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

21	Invesco Emerging Markets Local Debt Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$76,601,846	$–	$76,601,846

U.S. Dollar Denominated Bonds & Notes	–	972,503	–	972,503

Money Market Funds	19,707,063	–	–	19,707,063

Options Purchased	–	211,831	–	211,831

Total Investments in Securities	19,707,063	77,786,180	–	97,493,243

Other Investments – Assets*

Forward Foreign Currency Contracts	–	1,491,469	–	1,491,469

Swap Agreements	–	283,013	–	283,013

	–	1,774,482	–	1,774,482

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,155,764)	–	(1,155,764)

Options Written	–	(212,420)	–	(212,420)

Swap Agreements	–	(365,651)	–	(365,651)

	–	(1,733,835)	–	(1,733,835)

Total Other Investments	–	40,647	–	40,647

Total Investments	$19,707,063	$77,826,827	$–	$97,533,890

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared(a)	$–	$283,013	$283,013

Unrealized appreciation on forward foreign currency contracts outstanding	1,491,469	–	1,491,469

Options purchased, at value – OTC(b)	211,831	–	211,831

Total Derivative Assets	1,703,300	283,013	1,986,313

Derivatives not subject to master netting agreements	–	(283,013)	(283,013)

Total Derivative Assets subject to master netting agreements	$1,703,300	$–	$1,703,300

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$–	$(365,651)	$(365,651)

Unrealized depreciation on forward foreign currency contracts outstanding	(1,155,764)	–	(1,155,764)

Options written, at value – OTC	(184,840)	(27,580)	(212,420)

Total Derivative Liabilities	(1,340,604)	(393,231)	(1,733,835)

Derivatives not subject to master netting agreements	–	365,651	365,651

Total Derivative Liabilities subject to master netting agreements	$(1,340,604)	$(27,580)	$(1,368,184)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

22	Invesco Emerging Markets Local Debt Fund

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Total Assets	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$58,791	$78,958	$137,749	$(183,654)	$(49,291)	$(232,945)	$(95,196)	$–	$–	$(95,196)

Barclays Bank PLC	1,761	–	1,761	–	–	–	1,761	–	–	1,761

BNP Paribas S.A.	1,360	–	1,360	(5,963)	–	(5,963)	(4,603)	–	–	(4,603)

Citibank, N.A.	200,956	–	200,956	(7,561)	–	(7,561)	193,395	–	(193,395)	–

Deutsche Bank AG	303,439	–	303,439	(50,362)	–	(50,362)	253,077	–	–	253,077

Goldman Sachs International	44,912	–	44,912	(33,665)	(10,626)	(44,291)	621	–	–	621

HSBC Bank USA	6,313	–	6,313	(110,599)	–	(110,599)	(104,286)	–	–	(104,286)

J.P. Morgan Chase Bank, N.A.	610,187	79,591	689,778	(550,951)	(63,719)	(614,670)	75,108	–	(75,108)	–

Morgan Stanley and Co. International PLC	221,798	–	221,798	(150,043)	(54,963)	(205,006)	16,792	–	–	16,792

Royal Bank of Canada	386	–	386	–	–	–	386	–	–	386

Standard Chartered Bank PLC	41,566	53,282	94,848	(62,966)	(33,821)	(96,787)	(1,939)	–	–	(1,939)

Total	$1,491,469	$211,831	$1,703,300	$(1,155,764)	$(212,420)	$(1,368,184)	$335,116	$–	$(268,503)	$66,613

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$861,852	$-	$861,852

Futures contracts	-	(43,072)	(43,072)

Options purchased(a)	439,390	(103,119)	336,271

Options written	456,912	54,593	511,505

Swap agreements	-	(45,460)	(45,460)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(184,105)	-	(184,105)

Options purchased(a)	(84,801)	(42,375)	(127,176)

Options written	123,355	22,516	145,871

Swap agreements	-	(163,611)	(163,611)

Total	$1,612,603	$(320,528)	$1,292,075

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$152,847,857	$14,663,606	$12,860,454	$6,821,202	$30,331,500	$52,864,606

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,923.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

23	Invesco Emerging Markets Local Debt Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,335,769	$4,791,416	$11,127,185

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $60,160,969 and $52,548,595, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,026,984

Aggregate unrealized (depreciation) of investments	(8,778,850)

Net unrealized appreciation (depreciation) of investments	$(4,751,866)

Cost of investments for tax purposes is $102,426,472.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022

	Shares	Amount	Shares	Amount

Sold:
Class A	371,000	$1,985,720	462,981	$2,654,156

Class C	54,569	287,972	105,233	602,616

Class R	29,353	159,516	49,259	273,219

Class Y	5,656,575	30,188,938	6,135,961	35,757,530

Class R6	96,506	516,164	265,007	1,525,372

Issued as reinvestment of dividends:
Class A	90,249	485,510	164,172	905,430

Class C	17,544	94,311	32,739	180,693

Class R	8,493	45,716	13,643	74,941

Class Y	268,143	1,445,780	453,036	2,503,232

Class R6	11,189	60,180	24,154	134,005

Automatic conversion of Class C shares to Class A shares:
Class A	30,509	166,005	69,125	394,522

Class C	(30,509)	(166,005)	(69,109)	(394,522)

24	Invesco Emerging Markets Local Debt Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(429,995)	$(2,272,136)	(2,444,400)	$(13,992,615)

Class C	(112,216)	(593,669)	(380,496)	(2,168,903)

Class R	(17,013)	(90,581)	(62,179)	(347,960)

Class Y	(3,565,783)	(18,992,508)	(11,736,637)	(67,604,929)

Class R6	(109,188)	(577,746)	(472,971)	(2,707,281)

Net increase (decrease) in share activity	2,369,426	$12,743,167	(7,390,482)	$(42,210,494)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco Emerging Markets Local Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,161.60	$ 7.88	$1,017.50	$ 7.35	1.47%
Class C	1,000.00	1,159.50	11.94	1,013.74	11.13	2.23
Class R	1,000.00	1,162.30	9.22	1,016.27	8.60	1.72
Class Y	1,000.00	1,165.10	6.50	1,018.79	6.06	1.21
Class R5	1,000.00	1,165.80	5.91	1,019.34	5.51	1.10
Class R6	1,000.00	1,163.70	5.90	1,019.34	5.51	1.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

26	Invesco Emerging Markets Local Debt Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMLD-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Emerging Markets Select Equity Fund

Nasdaq:

A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

8	Financial Statements

11	Financial Highlights

12	Notes to Financial Statements

18	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.62%
Class C Shares	20.17
Class R Shares	20.50
Class Y Shares	20.80
Class R5 Shares	20.80
Class R6 Shares	21.01
MSCI EAFE Index▼ (Broad Market Index)	24.19
MSCI Emerging Markets Index▼ (Style-Specific Index)	16.36
Lipper Emerging Market Funds Index∎ (Peer Group Index)	17.90

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	-2.28%
10 Years	-0.28
5 Years	-5.57
1 Year	-8.00
Class C Shares
Inception (5/31/11)	-2.31%
10 Years	-0.31
5 Years	-5.22
1 Year	-4.33
Class R Shares
Inception (5/31/11)	-2.08%
10 Years	0.03
5 Years	-4.72
1 Year	-2.88
Class Y Shares
Inception (5/31/11)	-1.59%
10 Years	0.54
5 Years	-4.26
1 Year	-2.41
Class R5 Shares
Inception (5/31/11)	-1.59%
10 Years	0.53
5 Years	-4.26
1 Year	-2.41
Class R6 Shares
Inception (9/24/12)	0.35%
10 Years	0.53
5 Years	-4.23
1 Year	-2.27

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Emerging Markets Select Equity Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Emerging Markets Select Equity Fund

Schedule of Investments

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.87%
Australia–1.05%
Glencore PLC	62,959	$371,495

Brazil–7.27%
Ambev S.A.	272,400	773,324

B3 S.A. - Brasil, Bolsa, Balcao	64,600	151,275

Banco Bradesco S.A., Preference Shares	213,300	592,286

NU Holdings Ltd., Class A(a)	77,765	401,267

Vale S.A., ADR	21,027	302,999

WEG S.A.	42,900	353,673

		2,574,824

Chile–0.59%
Banco Santander Chile	4,383,708	209,614

China–27.08%
BeiGene Ltd., ADR(a)(b)	1,445	368,417

H World Group Ltd.	2,200	10,249

H World Group Ltd., ADR(b)	30,558	1,433,170

Meituan, B Shares(a)(c)	16,500	281,593

NetEase, Inc., ADR(b)	13,212	1,177,586

New Horizon Health Ltd.(a)(c)	14,000	50,289

PDD Holdings, Inc., ADR(a)	3,954	269,465

Shenzhou International Group Holdings Ltd.	33,000	316,645

Silergy Corp.	10,000	159,252

Tencent Holdings Ltd.	27,500	1,216,524

Wuxi Biologics Cayman, Inc.(a)(c)	55,000	329,002

Yum China Holdings, Inc.	38,538	2,357,755

Zai Lab Ltd., ADR(a)	4,830	168,953

ZTO Express (Cayman), Inc.	52,500	1,448,484

		9,587,384

France–6.59%
L’Oreal S.A.	58	27,682

Pernod Ricard S.A.	8,086	1,867,870

TotalEnergies SE	6,832	435,531

		2,331,083

Hong Kong–2.29%
AIA Group Ltd.	39,000	425,536
Hongkong Land Holdings Ltd.	86,700	385,073

		810,609

India–18.89%
Havells India Ltd.	14,606	219,959

Housing Development Finance Corp. Ltd.	76,381	2,598,665

Kotak Mahindra Bank Ltd.	84,795	2,017,788

Oberoi Realty Ltd.	38,407	430,584

Tata Consultancy Services Ltd.	35,983	1,420,802

		6,687,798

	Shares	Value

Indonesia–0.77%
PT Bank Central Asia Tbk	438,500	271,032

Italy–1.79%
PRADA S.p.A.	86,300	$634,382

Japan–0.38%
Daiichi Sankyo Co. Ltd.	3,900	133,748

Mexico–10.68%
America Movil S.A.B. de C.V., ADR	32,712	702,981

Fomento Economico Mexicano S.A.B. de C.V., Series CPO	52,500	510,765

Grupo Mexico S.A.B. de C.V., Class B	367,500	1,807,095

Wal-Mart de Mexico S.A.B. de C.V., Series V	188,500	759,997

		3,780,838

Peru–0.95%
Credicorp Ltd.	2,485	336,668

Philippines–1.10%
SM Investments Corp.	24,140	390,315

Russia–0.00%
Sberbank of Russia PJSC(a)(d)	532,000	0

South Africa–0.58%
FirstRand Ltd.	58,521	206,258

South Korea–7.27%
LG Chem Ltd.	2,072	1,155,451

LG H&H Co. Ltd.	242	112,647

Samsung Biologics Co. Ltd.(a)(c)	998	584,162

Samsung Electronics Co. Ltd.	14,633	720,944

		2,573,204

Switzerland–3.30%
Cie Financiere Richemont S.A.	7,059	1,166,450

Taiwan–8.23%
MediaTek, Inc.	2,000	43,465

Taiwan Semiconductor Manufacturing Co. Ltd.	175,000	2,869,912

		2,913,377

United Arab Emirates–0.76%
Americana Restaurants International PLC	251,085	267,966

United Kingdom–0.30%
AstraZeneca PLC, ADR	1,437	105,217

Total Common Stocks & Other Equity Interests (Cost $32,407,468)		35,352,262

Money Market Funds–0.57%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f)	70,752	70,752

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(e)(f)	50,532	50,547

Invesco Treasury Portfolio, Institutional Class, 4.77%(e)(f)	80,859	80,859

Total Money Market Funds (Cost $202,153)		202,158

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.44% (Cost $32,609,621)		35,554,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Emerging Markets Select Equity Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.36%
Invesco Private Government Fund, 4.83%(e)(f)(g)	828,956	$828,956

Invesco Private Prime Fund, 4.99%(e)(f)(g)	2,131,603	2,131,603

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,960,559)		2,960,559

TOTAL INVESTMENTS IN SECURITIES–108.80% (Cost $35,570,180)		38,514,979

OTHER ASSETS LESS LIABILITIES–(8.80)%		(3,116,275)

NET ASSETS–100.00%		$35,398,704

Investment Abbreviations:

ADR - American Depositary Receipt

CPO - Certificates of Ordinary Participation

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $1,245,046, which represented 3.52% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$354,701	$6,139,601	$(6,423,550)	$-	$-	$70,752	$12,310
Invesco Liquid Assets Portfolio, Institutional Class	248,560	4,385,429	(4,583,397)	(18)	(27)	50,547	8,704
Invesco Treasury Portfolio, Institutional Class	405,372	7,016,687	(7,341,200)	-	-	80,859	13,448
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	386,334	5,274,778	(4,832,156)	-	-	828,956	10,102*
Invesco Private Prime Fund	993,173	12,849,269	(11,710,256)	(8)	(575)	2,131,603	27,393*
Total	$2,388,140	$35,665,764	$(34,890,559)	$(26)	$(602)	$3,162,717	$71,957

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Emerging Markets Select Equity Fund

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Financials	20.37%

Consumer Discretionary	19.03

Information Technology	14.73

Consumer Staples	11.45

Materials	10.27

Communication Services	8.75

Industrials	6.82

Health Care	4.92

Real Estate	2.30

Other Sectors, Each Less than 2% of Net Assets	1.23

Money Market Funds Plus Other Assets Less Liabilities	0.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $32,407,468)*	$35,352,262

Investments in affiliated money market funds, at value (Cost $3,162,712)	3,162,717

Foreign currencies, at value (Cost $63,937)	59,780

Receivable for:
Investments sold	476,245

Fund shares sold	4,655

Dividends	26,088

Investment for trustee deferred compensation and retirement plans	22,026

Other assets	69,904

Total assets	39,173,677

Liabilities:
Payable for:
Investments purchased	674,614

Fund shares reacquired	63,036

Amount due custodian	499

Collateral upon return of securities loaned	2,960,559

Accrued fees to affiliates	22,422

Accrued other operating expenses	30,467

Trustee deferred compensation and retirement plans	23,376

Total liabilities	3,774,973

Net assets applicable to shares outstanding	$35,398,704

Net assets consist of:
Shares of beneficial interest	$54,798,480

Distributable earnings (loss)	(19,399,776)

$35,398,704

Net Assets:
Class A	$18,534,182

Class C	$2,271,922

Class R	$2,390,598

Class Y	$9,962,093

Class R5	$1,642,273

Class R6	$597,636

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,730,562

Class C	348,951

Class R	356,354

Class Y	1,463,193

Class R5	241,177

Class R6	87,819

Class A:
Net asset value per share	$6.79

Maximum offering price per share (Net asset value of $6.79 ÷ 94.50%)	$7.19

Class C:
Net asset value and offering price per share	$6.51

Class R:
Net asset value and offering price per share	$6.71

Class Y:
Net asset value and offering price per share	$6.81

Class R5:
Net asset value and offering price per share	$6.81

Class R6:
Net asset value and offering price per share	$6.81

*	At April 30, 2023, securities with an aggregate value of $2,949,143 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Select Equity Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $52,003)	$381,576

Dividends from affiliated money market funds (includes net securities lending income of $1,941)	36,403

Total investment income	417,979

Expenses:

Advisory fees	191,191

Administrative services fees	2,948

Custodian fees	11,771

Distribution fees:
Class A	26,584

Class C	14,735

Class R	7,367

Transfer agent fees – A, C, R and Y	44,895

Transfer agent fees – R5	230

Transfer agent fees – R6	94

Trustees’ and officers’ fees and benefits	6,405

Registration and filing fees	38,338

Reports to shareholders	9,294

Professional services fees	12,786

Other	3,794

Total expenses	370,432

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(101,726)

Net expenses	268,706

Net investment income	149,273

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $3,661)	(9,468,872)

Affiliated investment securities	(602)

Foreign currencies	(61,344)

Forward foreign currency contracts	(79)

(9,530,897)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	16,954,654

Affiliated investment securities	(26)

Foreign currencies	392

16,955,020

Net realized and unrealized gain	7,424,123

Net increase in net assets resulting from operations	$7,573,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:
Net investment income	$149,273	$545,293

Net realized gain (loss)	(9,530,897)	(12,112,630)

Change in net unrealized appreciation (depreciation)	16,955,020	(16,023,232)

Net increase (decrease) in net assets resulting from operations	7,573,396	(27,590,569)

Distributions to shareholders from distributable earnings:
Class A	(221,962)	(1,347,566)

Class C	(1,420)	(149,032)

Class R	(22,047)	(137,567)

Class Y	(167,911)	(818,543)

Class R5	(21,846)	(80,790)

Class R6	(8,926)	(57,289)

Total distributions from distributable earnings	(444,112)	(2,590,787)

Share transactions–net:
Class A	(4,280,467)	(5,657,746)

Class C	(1,005,864)	(764,650)

Class R	(927,969)	379,273

Class Y	(2,990,582)	(10,476,582)

Class R5	21,756	80,442

Class R6	(262,586)	(165,209)

Net increase (decrease) in net assets resulting from share transactions	(9,445,712)	(16,604,472)

Net increase (decrease) in net assets	(2,316,428)	(46,785,828)

Net assets:
Beginning of period	37,715,132	84,500,960

End of period	$35,398,704	$37,715,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Select Equity Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$5.69	$0.02		$1.15	$1.17	$(0.07)	$–	$(0.07)	$6.79	20.62%	$18,534	1.33	%(d)	1.83	%(d)	0.71	%(d)	98%
Year ended 10/31/22	9.68	0.07		(3.73)	(3.66)	(0.07)	(0.26)	(0.33)	5.69	(38.99)	19,148	1.33		1.83		0.93		70
Year ended 10/31/21	10.58	0.10		(0.94)	(0.84)	(0.06)	–	(0.06)	9.68	(8.07)	40,389	1.33		1.67		0.84		47
Year ended 10/31/20	9.10	0.04		1.67	1.71	(0.23)	–	(0.23)	10.58	19.11	39,446	1.33		1.72		0.45		42
Year ended 10/31/19	7.67	0.23	(e)	1.60	1.83	(0.03)	(0.37)	(0.40)	9.10	25.14	34,665	1.33		1.89		2.81	(e)	45
Year ended 10/31/18	9.30	0.07		(1.69)	(1.62)	(0.01)	–	(0.01)	7.67	(17.45)	27,580	1.33		2.03		0.73		104
Class C
Six months ended 04/30/23	5.42	(0.00)		1.09	1.09	(0.00)	–	(0.00)	6.51	20.17	2,272	2.08	(d)	2.58	(d)	(0.04	)(d)	98
Year ended 10/31/22	9.23	0.01		(3.56)	(3.55)	–	(0.26)	(0.26)	5.42	(39.43)	2,731	2.08		2.58		0.18		70
Year ended 10/31/21	10.16	0.01		(0.90)	(0.89)	(0.04)	–	(0.04)	9.23	(8.81)	5,605	2.08		2.42		0.09		47
Year ended 10/31/20	8.74	(0.03)		1.60	1.57	(0.15)	–	(0.15)	10.16	18.17	6,882	2.08		2.47		(0.30)		42
Year ended 10/31/19	7.41	0.16	(e)	1.54	1.70	–	(0.37)	(0.37)	8.74	24.09	6,550	2.08		2.64		2.06	(e)	45
Year ended 10/31/18	9.04	(0.00)		(1.63)	(1.63)	–	–	–	7.41	(18.03)	7,296	2.08		2.78		(0.02)		104
Class R
Six months ended 04/30/23	5.61	0.01		1.14	1.15	(0.05)	–	(0.05)	6.71	20.50	2,391	1.58	(d)	2.08	(d)	0.46	(d)	98
Year ended 10/31/22	9.55	0.05		(3.68)	(3.63)	(0.05)	(0.26)	(0.31)	5.61	(39.15)	2,794	1.58		2.08		0.68		70
Year ended 10/31/21	10.46	0.07		(0.93)	(0.86)	(0.05)	–	(0.05)	9.55	(8.30)	4,292	1.58		1.92		0.59		47
Year ended 10/31/20	8.99	0.02		1.65	1.67	(0.20)	–	(0.20)	10.46	18.90	3,514	1.58		1.97		0.20		42
Year ended 10/31/19	7.59	0.21	(e)	1.57	1.78	(0.01)	(0.37)	(0.38)	8.99	24.62	2,795	1.58		2.14		2.56	(e)	45
Year ended 10/31/18	9.21	0.05		(1.67)	(1.62)	–	–	–	7.59	(17.59)	2,077	1.58		2.28		0.48		104
Class Y
Six months ended 04/30/23	5.72	0.03		1.15	1.18	(0.09)	–	(0.09)	6.81	20.80	9,962	1.08	(d)	1.58	(d)	0.96	(d)	98
Year ended 10/31/22	9.73	0.09		(3.75)	(3.66)	(0.09)	(0.26)	(0.35)	5.72	(38.83)	10,951	1.08		1.58		1.18		70
Year ended 10/31/21	10.62	0.13		(0.96)	(0.83)	(0.06)	–	(0.06)	9.73	(7.91)	30,487	1.08		1.42		1.09		47
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	34,678	1.08		1.47		0.70		42
Year ended 10/31/19	7.71	0.26	(e)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	23,550	1.08		1.64		3.06	(e)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.17)	16,697	1.08		1.78		0.98		104
Class R5
Six months ended 04/30/23	5.72	0.03		1.15	1.18	(0.09)	–	(0.09)	6.81	20.80	1,642	1.08	(d)	1.38	(d)	0.96	(d)	98
Year ended 10/31/22	9.73	0.09		(3.75)	(3.66)	(0.09)	(0.26)	(0.35)	5.72	(38.83)	1,359	1.08		1.37		1.18		70
Year ended 10/31/21	10.62	0.13		(0.96)	(0.83)	(0.06)	—	(0.06)	9.73	(7.91)	2,224	1.08		1.25		1.09		47
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	—	(0.25)	10.62	19.48	2,428	1.08		1.26		0.70		42
Year ended 10/31/19	7.71	0.26	(e)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	2,033	1.08		1.39		3.06	(e)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	—	(0.02)	7.71	(17.16)	1,623	1.08		1.55		0.98		104
Class R6
Six months ended 04/30/23	5.71	0.03		1.16	1.19	(0.09)	—	(0.09)	6.81	21.01	598	1.08	(d)	1.38	(d)	0.96	(d)	98
Year ended 10/31/22	9.73	0.09		(3.76)	(3.67)	(0.09)	(0.26)	(0.35)	5.71	(38.93)	732	1.08		1.37		1.18		70
Year ended 10/31/21	10.61	0.13		(0.95)	(0.82)	(0.06)	–	(0.06)	9.73	(7.82)	1,505	1.08		1.25		1.09		47
Year ended 10/31/20	9.12	0.07		1.67	1.74	(0.25)	–	(0.25)	10.61	19.50	1,161	1.08		1.26		0.70		42
Year ended 10/31/19	7.70	0.26	(e)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.12	25.31	629	1.08		1.39		3.06	(e)	45
Year ended 10/31/18	9.32	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.70	(17.18)	227	1.08		1.55		0.98		104

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.07 and 0.95%, $0.00 and 0.20%, $0.05 and 0.70%, $0.10 and 1.20%, $0.10 and 1.20% and $0.10 and 1.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco Emerging Markets Select Equity Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

13	Invesco Emerging Markets Select Equity Fund

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $54,419 and reimbursed class level expenses of $24,665, $3,420, $3,419, $13,391, $230 and $94 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

14	Invesco Emerging Markets Select Equity Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $2,420 in front-end sales commissions from the sale of Class A shares and $557 and $322 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended April 30, 2023, the Fund incurred $710 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$371,495	$ –	$371,495
Brazil	2,574,824	–	–	2,574,824
Chile	209,614	–	–	209,614
China	5,775,346	3,812,038	–	9,587,384
France	–	2,331,083	–	2,331,083
Hong Kong	–	810,609	–	810,609
India	–	6,687,798	–	6,687,798
Indonesia	–	271,032	–	271,032
Italy	–	634,382	–	634,382
Japan	–	133,748	–	133,748
Mexico	3,780,838	–	–	3,780,838
Peru	336,668	–	–	336,668
Philippines	–	390,315	–	390,315
Russia	–	–	0	0
South Africa	–	206,258	–	206,258
South Korea	–	2,573,204	–	2,573,204
Switzerland	–	1,166,450	–	1,166,450
Taiwan	–	2,913,377	–	2,913,377
United Arab Emirates	–	267,966	–	267,966
United Kingdom	105,217	–	–	105,217
Money Market Funds	202,158	2,960,559	–	3,162,717
Total Investments	$12,984,665	$25,530,314	$0	$38,514,979

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

15	Invesco Emerging Markets Select Equity Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(79)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$9,746

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,088.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$7,059,795	$4,450,850	$11,510,645

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $38,268,545 and $47,233,405, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,260,165

Aggregate unrealized (depreciation) of investments	(1,679,700)

Net unrealized appreciation of investments	$1,580,465

Cost of investments for tax purposes is $36,934,514.

16	Invesco Emerging Markets Select Equity Fund

NOTE 10–Share Information
	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	323,901	$2,120,249	427,982	$3,270,667

Class C	68,165	427,972	93,567	691,359

Class R	66,395	426,597	154,824	1,144,146

Class Y	202,842	1,330,494	890,254	6,920,762

Class R6	9,295	60,324	45,928	356,071

Issued as reinvestment of dividends:
Class A	32,808	205,709	144,164	1,251,341

Class C	220	1,330	16,831	140,207

Class R	3,556	22,047	15,857	136,054

Class Y	23,994	150,683	76,547	666,722

Class R5	3,464	21,756	9,235	80,442

Class R6	1,345	8,448	6,386	55,620

Automatic conversion of Class C shares to Class A shares:
Class A	18,934	124,261	36,333	267,811

Class C	(19,721)	(124,261)	(38,011)	(267,811)

Reacquired:
Class A	(1,012,689)	(6,730,686)	(1,414,424)	(10,447,565)

Class C	(203,676)	(1,310,905)	(175,368)	(1,328,405)

Class R	(211,758)	(1,376,613)	(121,960)	(900,927)

Class Y	(678,889)	(4,471,759)	(2,183,906)	(18,064,066)

Class R6	(50,969)	(331,358)	(78,928)	(576,900)

Net increase (decrease) in share activity	(1,422,783)	$(9,445,712)	(2,094,689)	$(16,604,472)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Significant Event

On March 16, 2023, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund was closed to investments by new accounts after the close of business on April 14, 2023. The Fund was liquidated on June 14, 2023.

17	Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,206.20	$7.28	$1,018.20	$6.66	1.33%
Class C	1,000.00	1,201.70	11.35	1,014.48	10.39	2.08
Class R	1,000.00	1,205.00	8.64	1,016.96	7.90	1.58
Class Y	1,000.00	1,208.00	5.91	1,019.44	5.41	1.08
Class R5	1,000.00	1,208.00	5.91	1,019.44	5.41	1.08
Class R6	1,000.00	1,210.10	5.92	1,019.44	5.41	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco Emerging Markets Select Equity Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Fundamental Alternatives Fund

Nasdaq:

A: QVOPX ∎ C: QOPCX ∎ R: QOPNX ∎ Y: QOPYX ∎ R5: FDATX ∎ R6: QOPIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
19	Consolidated Financial Statements
22	Consolidated Financial Highlights
23	Notes to Consolidated Financial Statements
32	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.09%
Class C Shares	0.68
Class R Shares	0.97
Class Y Shares	1.22
Class R5 Shares	1.29
Class R6 Shares	1.29
HFRX Global Hedge Fund Index▼	0.43
Source(s): ▼Bloomberg LP
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Fundamental Alternatives Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (1/3/89)	6.59%
10 Years	1.07
5 Years	-0.66
1 Year	-6.92

Class C Shares
Inception (9/1/93)	5.01%
10 Years	1.02
5 Years	-0.29
1 Year	-3.19

Class R Shares
Inception (3/1/01)	1.80%
10 Years	1.38
5 Years	0.21
1 Year	-1.74

Class Y Shares
Inception (12/16/96)	3.79%
10 Years	1.88
5 Years	0.72
1 Year	-1.27

Class R5 Shares
10 Years	1.80%
5 Years	0.79
1 Year	-1.10

Class R6 Shares
Inception (2/28/13)	2.18%
10 Years	2.08
5 Years	0.90
1 Year	-1.07

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Fundamental Alternatives Fund (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Fundamental Alternatives Fund. Note: The Fund was subsequently renamed the Invesco Fundamental Alternatives Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Fundamental Alternatives Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Fundamental Alternatives Fund

Consolidated Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–35.49%
Advertising–0.08%
Catalina Marketing Corp.	1,362	$ 0
Omnicom Group, Inc.	3,277	296,798
		296,798

Agricultural & Farm Machinery–0.02%
Deere & Co.	210	79,384

Agricultural Products & Services–0.17%
Archer-Daniels-Midland Co.	7,783	607,697

Air Freight & Logistics–0.53%
C.H. Robinson Worldwide, Inc.(b)	3,409	343,866
Expeditors International of Washington, Inc.(b)	11,257	1,281,497
United Parcel Service, Inc., Class B	1,410	253,532
		1,878,895

Apparel Retail–0.05%
TJX Cos., Inc. (The)	2,305	181,680

Apparel, Accessories & Luxury Goods–0.05%
Tapestry, Inc.	4,512	184,135

Application Software–0.67%
Adobe, Inc.(c)	893	337,161
Autodesk, Inc.(b)(c)	1,655	322,377
Cadence Design Systems, Inc.(b)(c)	1,697	355,437
DocuSign, Inc.(c)	4,209	208,093
Dynatrace, Inc.(c)	3,834	162,102
Fair Isaac Corp.(b)(c)	552	401,828
Fusion Connect, Inc. (Acquired 05/03/2018-12/31/2019; Cost $10)(d)(e)	1	0
Fusion Connect, Inc., Wts., expiring 01/14/2040 (Acquired 05/03/2018-12/31/2019; Cost $61,233)(d)(e)	6,073	61
Salesforce, Inc.(c)	2,237	443,754
Synopsys, Inc.(c)	382	141,844
		2,372,657

Asset Management & Custody Banks–0.51%
Ameriprise Financial, Inc.	2,689	820,467
Bank of New York Mellon Corp. (The)	10,525	448,260
State Street Corp.	7,118	514,347
		1,783,074

Automobile Manufacturers–0.26%
General Motors Co.	11,585	382,769
Tesla, Inc.(b)(c)	3,336	548,138
		930,907

Automotive Parts & Equipment–0.05%
BorgWarner, Inc.	3,552	170,958

Automotive Retail–0.14%
AutoZone, Inc.(c)	68	181,105

	Shares	Value
Automotive Retail–(continued)
O’Reilly Automotive, Inc.(c)	332	$ 304,547
		485,652

Biotechnology–1.87%
AbbVie, Inc.	7,701	1,163,775
Amgen, Inc.	3,004	720,179
Biogen, Inc.(c)	3,124	950,415
Gilead Sciences, Inc.	21,424	1,761,267
Incyte Corp.(c)	4,212	313,415
Neurocrine Biosciences, Inc.(c)	3,233	326,662
Regeneron Pharmaceuticals, Inc.(c)	722	578,892
Vertex Pharmaceuticals, Inc.(c)	2,288	779,590
		6,594,195

Broadcasting–0.05%
Fox Corp., Class A	4,761	158,351

Broadline Retail–0.34%
Amazon.com, Inc.(c)	7,284	768,098
eBay, Inc.	4,373	203,038
MercadoLibre, Inc. (Brazil)(c)	187	238,891
		1,210,027

Building Products–0.41%
Builders FirstSource, Inc.(c)	6,795	643,962
Owens Corning(b)	4,237	452,554
Trane Technologies PLC	1,950	362,330
		1,458,846

Cable & Satellite–0.32%
Charter Communications, Inc., Class A(c)	408	150,430
Comcast Corp., Class A(b)	23,692	980,138
		1,130,568

Cargo Ground Transportation–0.20%
Knight-Swift Transportation Holdings, Inc.	10,203	574,633
Old Dominion Freight Line, Inc.	457	146,418
		721,051

Commodity Chemicals–0.22%
Dow, Inc.	5,424	295,065
LyondellBasell Industries N.V., Class A	2,547	240,972
Olin Corp.	4,375	242,375
		778,412

Communications Equipment–0.72%
Cisco Systems, Inc.	42,213	1,994,564
Motorola Solutions, Inc.	1,916	558,323
		2,552,887

Computer & Electronics Retail–0.03%
Best Buy Co., Inc.	1,581	117,816

Construction & Engineering–0.04%
WillScot Mobile Mini Holdings Corp.(c)	3,035	137,789

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Fundamental Alternatives Fund

	Shares	Value
Construction Machinery & Heavy Transportation Equipment– 0.26%
Caterpillar, Inc.	398	$ 87,082
PACCAR, Inc.	9,452	705,970
Wabtec Corp.	1,151	112,418
		905,470

Consumer Finance–0.36%
American Express Co.	1,892	305,255
Capital One Financial Corp.	1,073	104,403
Discover Financial Services	3,753	388,323
Synchrony Financial	16,232	479,006
		1,276,987

Consumer Staples Merchandise Retail–0.65%
BJ’s Wholesale Club Holdings, Inc.(c)	4,941	377,344
Costco Wholesale Corp.	914	459,943
Walmart, Inc.	9,701	1,464,560
		2,301,847

Copper–0.04%
Freeport-McMoRan, Inc.	3,460	131,169

Distributors–0.27%
Genuine Parts Co.	3,534	594,807
LKQ Corp.	5,893	340,203
		935,010

Diversified Banks–0.71%
Bank of America Corp.	11,579	339,033
Citigroup, Inc.	6,606	310,944
Comerica, Inc.	2,291	99,361
JPMorgan Chase & Co.	7,804	1,078,825
U.S. Bancorp	3,151	108,016
Wells Fargo & Co.	13,913	553,042
		2,489,221

Diversified Support Services–0.19%
Cintas Corp.	1,032	470,355
Copart, Inc.(c)	2,323	183,633
		653,988

Drug Retail–0.09%
Walgreens Boots Alliance, Inc.(b)	8,587	302,692

Electric Utilities–1.69%
American Electric Power Co., Inc.	9,408	869,487
Edison International	2,804	206,374
Eversource Energy	3,596	279,086
Exelon Corp.	9,300	394,692
NextEra Energy, Inc.	3,088	236,634
NRG Energy, Inc.	8,279	282,893
OGE Energy Corp.	4,271	160,333
Pinnacle West Capital Corp.	7,567	593,707
PPL Corp.	39,918	1,146,445
Southern Co. (The)(b)	6,220	457,481
Xcel Energy, Inc.	19,081	1,333,953
		5,961,085

Electronic Components–0.05%
Amphenol Corp., Class A	2,100	158,487

	Shares	Value
Electronic Equipment & Instruments–0.15%
Keysight Technologies, Inc.(c)	3,575	$ 517,088

Electronic Manufacturing Services–0.20%
Flex Ltd.(c)	9,179	188,812
Jabil, Inc.	6,723	525,402
		714,214

Environmental & Facilities Services–0.23%
Republic Services, Inc.	5,722	827,516

Fertilizers & Agricultural Chemicals–0.03%
CF Industries Holdings, Inc.	1,552	111,092

Financial Exchanges & Data–0.06%
Coinbase Global, Inc., Class A(c)	3,648	196,226

Food Distributors–0.08%
Sysco Corp.	3,550	272,427

Food Retail–0.06%
Kroger Co. (The)	4,644	225,838

Gas Utilities–0.15%
Atmos Energy Corp.(b)	3,191	364,221
UGI Corp.	4,736	160,455
		524,676

Health Care Distributors–0.64%
AmerisourceBergen Corp.	1,284	214,235
Cardinal Health, Inc.(b)	13,251	1,087,907
McKesson Corp.	2,595	945,203
		2,247,345

Health Care Equipment–0.48%
Abbott Laboratories(b)	4,724	521,860
Becton, Dickinson and Co.	689	182,110
Hologic, Inc.(c)	4,818	414,396
Zimmer Biomet Holdings, Inc.	4,151	574,664
		1,693,030

Health Care Facilities–0.10%
HCA Healthcare, Inc.	1,252	359,737

Health Care Services–0.55%
Cigna Group (The)(b)	3,514	890,061
CVS Health Corp.	10,736	787,056
Quest Diagnostics, Inc.	1,784	247,637
		1,924,754

Home Improvement Retail–0.15%
Home Depot, Inc. (The)	569	171,007
Lowe’s Cos., Inc.	1,666	346,245
		517,252

Homebuilding–0.37%
Lennar Corp., Class A	4,229	477,073
NVR, Inc.(c)	104	607,360
PulteGroup, Inc.	3,012	202,256
		1,286,689

Hotel & Resort REITs–0.03%
Host Hotels & Resorts, Inc.	7,107	114,920

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Fundamental Alternatives Fund

	Shares	Value
Hotels, Resorts & Cruise Lines–0.32%
Booking Holdings, Inc.(c)	371	$ 996,621
Expedia Group, Inc.(c)	1,469	138,027
		1,134,648

Household Products–0.85%
Clorox Co. (The)(b)	2,839	470,195
Colgate-Palmolive Co.	4,996	398,681
Kimberly-Clark Corp.	8,823	1,278,364
Procter & Gamble Co. (The)	5,331	833,662
		2,980,902

Human Resource & Employment Services–0.48%
Automatic Data Processing, Inc.	4,427	973,940
Paychex, Inc.(b)	6,370	699,808
		1,673,748

Independent Power Producers & Energy Traders–0.10%
AES Corp. (The)	14,341	339,308

Industrial Conglomerates–0.07%
General Electric Co.	2,567	254,056

Industrial Gases–0.23%
Linde PLC	2,196	811,312

Industrial Machinery & Supplies & Components–0.04%
Fortive Corp.	2,472	155,958

Integrated Oil & Gas–0.70%
Chevron Corp.	4,903	826,548
Exxon Mobil Corp.	12,419	1,469,664
Occidental Petroleum Corp.	2,959	182,067
		2,478,279

Integrated Telecommunication Services–0.33%
AT&T, Inc.	65,991	1,166,061

Interactive Home Entertainment–0.18%
Activision Blizzard, Inc.	3,304	256,754
Electronic Arts, Inc.	1,829	232,795
Take-Two Interactive Software, Inc.(c)	1,185	147,284
		636,833

Interactive Media & Services–0.92%
Alphabet, Inc., Class A(c)	10,076	1,081,558
Alphabet, Inc., Class C(c)	5,942	643,043
Meta Platforms, Inc., Class A(c)	6,280	1,509,210
		3,233,811

Internet Services & Infrastructure–0.23%
GoDaddy, Inc., Class A(c)	1,296	98,081
VeriSign, Inc.(c)	3,140	696,452
		794,533

Investment Banking & Brokerage–0.33%
Goldman Sachs Group, Inc. (The)	1,786	613,384
LPL Financial Holdings, Inc.	708	147,859
Morgan Stanley	4,384	394,428
		1,155,671

IT Consulting & Other Services–0.63%
Accenture PLC, Class A	1,771	496,393

	Shares	Value
IT Consulting & Other Services–(continued)
Amdocs Ltd.	5,871	$ 535,729
DXC Technology Co.(c)	5,846	139,427
Gartner, Inc.(c)	1,367	413,463
International Business Machines Corp.	5,078	641,910
		2,226,922

Life & Health Insurance–0.34%
Aflac, Inc.	3,519	245,802
MetLife, Inc.	5,482	336,211
Principal Financial Group, Inc.	6,194	462,630
Prudential Financial, Inc.	1,678	145,986
		1,190,629

Life Sciences Tools & Services–0.63%
Agilent Technologies, Inc.	2,952	399,789
Danaher Corp.	495	117,270
IQVIA Holdings, Inc.(c)	611	115,009
Mettler-Toledo International, Inc.(c)	466	695,039
QIAGEN N.V.(c)	3,549	158,321
Thermo Fisher Scientific, Inc.	898	498,300
Waters Corp.(c)	793	238,186
		2,221,914

Managed Health Care–0.79%
Centene Corp.(c)	6,090	419,784
Elevance Health, Inc.	1,050	492,082
Humana, Inc.(b)	1,369	726,241
UnitedHealth Group, Inc.	2,351	1,156,904
		2,795,011

Marine Transportation–0.01%
Harvey Gulf International Marine LLC (Acquired 10/18/2016-01/11/2017; Cost $53,874)(d)(e)	731	23,027

Movies & Entertainment–0.08%
Netflix, Inc.(c)	807	266,254

Multi-line Insurance–0.22%
American International Group, Inc.	14,369	762,132

Multi-Sector Holdings–0.60%
Berkshire Hathaway, Inc., Class B(c)	6,396	2,101,406

Multi-Utilities–0.66%
Ameren Corp.(b)	3,281	291,911
Consolidated Edison, Inc.	14,373	1,415,309
DTE Energy Co.	3,606	405,350
WEC Energy Group, Inc.	2,263	217,633
		2,330,203

Oil & Gas Equipment & Services–0.07%
Halliburton Co.	3,838	125,694
Schlumberger N.V.	2,657	131,123
		256,817

Oil & Gas Exploration & Production–0.58%
APA Corp.	17,690	651,876
ConocoPhillips	4,295	441,913
Marathon Oil Corp.	34,075	823,252
Ovintiv, Inc.	3,411	123,069

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Fundamental Alternatives Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Sabine Oil & Gas Holdings, Inc. (Acquired 01/06/2014-11/09/2016; Cost $158,088)(c)(d)(e)	115	$ 2
		2,040,112

Oil & Gas Refining & Marketing–0.48%
Marathon Petroleum Corp.	10,320	1,259,040
Phillips 66	2,214	219,186
Valero Energy Corp.	1,743	199,870
		1,678,096

Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $174,570)(e)	17,192	473

Other Specialty Retail–0.30%
Bath & Body Works, Inc.	8,262	289,996
Ulta Beauty, Inc.(c)	1,392	767,591
		1,057,587

Packaged Foods & Meats–1.48%
Campbell Soup Co.	13,921	755,910
Conagra Brands, Inc.	12,189	462,695
General Mills, Inc.(b)	13,523	1,198,544
Hershey Co. (The)	4,139	1,130,195
JM Smucker Co. (The)	2,349	362,709
Kellogg Co.	1,299	90,631
Lamb Weston Holdings, Inc.	5,214	582,977
Mondelez International, Inc., Class A(b)	7,993	613,223
		5,196,884

Paper & Plastic Packaging Products & Materials–0.04%
Graphic Packaging Holding Co.	6,368	157,035

Passenger Airlines–0.12%
United Airlines Holdings, Inc.(c)	9,712	425,386

Pharmaceuticals–1.46%
Bristol-Myers Squibb Co.	16,022	1,069,789
Eli Lilly and Co.	822	325,397
Johnson & Johnson	4,515	739,105
Merck & Co., Inc.	13,105	1,513,234
Pfizer, Inc.	27,477	1,068,581
Viatris, Inc.(b)	46,196	431,009
		5,147,115

Rail Transportation–0.07%
CSX Corp.	8,317	254,833

Real Estate Services–0.05%
CBRE Group, Inc., Class A(c)	2,224	170,492

Regional Banks–0.17%
East West Bancorp, Inc.	2,139	110,565
Huntington Bancshares, Inc.	19,055	213,416
Regions Financial Corp.	9,873	180,281
Truist Financial Corp.	3,400	110,772
		615,034

Research & Consulting Services–0.11%
Booz Allen Hamilton Holding Corp.	4,052	387,857

	Shares	Value
Retail REITs–0.08%
Regency Centers Corp.	4,530	$ 278,278

Semiconductor Materials & Equipment–0.19%
Applied Materials, Inc.	2,163	244,484
Enphase Energy, Inc.(c)	430	70,606
KLA Corp.	490	189,404
Lam Research Corp.	298	156,176
		660,670

Semiconductors–1.39%
Analog Devices, Inc.(b)	4,587	825,110
Broadcom, Inc.	2,515	1,575,647
First Solar, Inc.(c)	1,166	212,888
Microchip Technology, Inc.(b)	15,250	1,113,097
NVIDIA Corp.	3,140	871,319
NXP Semiconductors N.V. (China)	924	151,296
ON Semiconductor Corp.(c)	1,075	77,357
Texas Instruments, Inc.	473	79,086
		4,905,800

Soft Drinks & Non-alcoholic Beverages–0.57%
Coca-Cola Co. (The)	11,641	746,770
PepsiCo, Inc.	6,529	1,246,321
		1,993,091

Specialty Chemicals–0.09%
Albemarle Corp.	1,671	309,904

Steel–0.35%
Nucor Corp.	3,765	557,897
Steel Dynamics, Inc.(b)	6,604	686,486
		1,244,383

Systems Software–1.49%
Microsoft Corp.	13,284	4,081,642
Oracle Corp.	7,878	746,204
Palo Alto Networks, Inc.(c)	1,346	245,591
ServiceNow, Inc.(c)	374	171,823
		5,245,260

Technology Hardware, Storage & Peripherals–1.51%
Apple, Inc.	27,527	4,670,782
Hewlett Packard Enterprise Co.	45,198	647,235
		5,318,017

Textiles–0.00%
Sungard Availability Services Capital, Inc. (Acquired 06/27/2018-07/17/2018; Cost $18,217)(e)	225	127

Tobacco–0.53%
Altria Group, Inc.(b)	19,954	948,015
Philip Morris International, Inc.(b)	9,131	912,826
		1,860,841

Trading Companies & Distributors–0.37%
United Rentals, Inc.	2,706	977,163
W.W. Grainger, Inc.	468	325,527
		1,302,690

Transaction & Payment Processing Services–0.91%
Fiserv, Inc.(b)(c)	8,185	999,552

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Fundamental Alternatives Fund

	Shares	Value
Transaction & Payment Processing Services–(continued)
Mastercard, Inc., Class A	2,398	$ 911,312
PayPal Holdings, Inc.(c)	1,937	147,212
Visa, Inc., Class A(b)	5,005	1,164,814
		3,222,890

Wireless Telecommunication Services–0.02%
T-Mobile US, Inc.(c)	594	85,477
Total Common Stocks & Other Equity Interests (Cost $104,218,060)		125,028,306

	Principal Amount
U.S. Treasury Securities–13.56%
U.S. Treasury Bills–0.21%
4.48% - 4.69%, 05/11/2023(f)(g)	$732,500	731,606

U.S. Treasury Notes–13.35%
0.13%, 12/15/2023	17,800,000	17,285,995
1.13%, 01/15/2025	10,000,000	9,492,969
0.38%, 12/31/2025	8,500,000	7,780,488
2.63%, 05/31/2027	12,950,000	12,477,021
		47,036,473
Total U.S. Treasury Securities (Cost $49,514,959)		47,768,079

U.S. Dollar Denominated Bonds & Notes–7.53%
Aerospace & Defense–0.15%
Boeing Co. (The),
2.75%, 02/01/2026	177,000	167,825
2.25%, 06/15/2026	200,000	184,357
General Dynamics Corp., 3.25%, 04/01/2025	200,000	195,060
		547,242

Agricultural & Farm Machinery–0.08%
Deere & Co., 2.75%, 04/15/2025	310,000	300,565

Apparel Retail–0.03%
Ross Stores, Inc., 0.88%, 04/15/2026	100,000	89,805

Apparel, Accessories & Luxury Goods–0.02%
Tapestry, Inc., 4.13%, 07/15/2027	65,000	62,803

Application Software–0.08%
Adobe, Inc., 3.25%, 02/01/2025	300,000	294,467

Asset Management & Custody Banks–0.21%
FS KKR Capital Corp., 4.63%, 07/15/2024	242,000	235,406
Legg Mason, Inc., 4.75%, 03/15/2026	90,000	89,278
Main Street Capital Corp., 5.20%, 05/01/2024	200,000	196,638
Owl Rock Capital Corp., 5.25%, 04/15/2024	223,000	219,477
		740,799

Automobile Manufacturers–0.13%
General Motors Co.,
6.13%, 10/01/2025	75,000	76,358
4.20%, 10/01/2027	80,000	76,828

	Principal Amount	Value
Automobile Manufacturers–(continued)
Toyota Motor Credit Corp.,
3.20%, 01/11/2027	$130,000	$ 125,291
1.15%, 08/13/2027	200,000	176,737
		455,214

Automotive Parts & Equipment–0.06%
American Honda Finance Corp., 2.35%, 01/08/2027	225,000	210,240

Broadcasting–0.04%
Paramount Global, 3.70%, 06/01/2028	165,000	151,435

Broadline Retail–0.10%
Amazon.com, Inc., 3.30%, 04/13/2027(b)	350,000	340,416

Cable & Satellite–0.10%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	150,000	148,641
Discovery Communications LLC, 3.95%, 03/20/2028	225,000	210,865
		359,506

Computer & Electronics Retail–0.05%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	170,000	175,017

Construction Machinery & Heavy Transportation Equipment– 0.10%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	175,000	154,472
Wabtec Corp., 3.45%, 11/15/2026	200,000	190,810
		345,282

Consumer Electronics–0.03%
Tyco Electronics Group S.A., 3.13%, 08/15/2027	100,000	94,743

Consumer Finance–0.17%
American Express Co., 3.30%, 05/03/2027	170,000	162,051
General Motors Financial Co., Inc.,
2.75%, 06/20/2025	300,000	284,676
5.25%, 03/01/2026	50,000	49,990
Synchrony Financial, 3.95%, 12/01/2027	100,000	88,645
		585,362

Copper–0.03%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	100,000	99,985

Distillers & Vintners–0.05%
Constellation Brands, Inc., 3.70%, 12/06/2026	175,000	170,135

Diversified Banks–2.13%
Banco Santander S.A. (Spain),
2.75%, 05/28/2025	400,000	377,148
4.25%, 04/11/2027	200,000	192,486

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Diversified Banks–(continued)
Bank of America Corp.,
4.45%, 03/03/2026	$269,000	$ 265,190
3.50%, 04/19/2026	185,000	179,914
1.32%, 06/19/2026(h)	195,000	178,448
1.20%, 10/24/2026(h)	205,000	185,553
1.73%, 07/22/2027(h)	80,000	71,725
Series L, 4.18%, 11/25/2027	210,000	202,738
Barclays PLC (United Kingdom), 4.38%, 09/11/2024	494,000	480,498
Canadian Imperial Bank of Commerce (Canada), 2.25%, 01/28/2025(b)	402,000	383,700
Citigroup, Inc.,
3.11%, 04/08/2026(h)	297,000	285,879
1.12%, 01/28/2027(h)	130,000	116,846
1.46%, 06/09/2027(h)	210,000	188,622
4.45%, 09/29/2027	100,000	97,815
HSBC Holdings PLC (United Kingdom),
1.59%, 05/24/2027(h)	200,000	178,324
2.25%, 11/22/2027(h)	375,000	335,532
ING Groep N.V. (Netherlands), 4.02%, 03/28/2028(h)(i)	200,000	191,169
JPMorgan Chase & Co.,
2.30%, 10/15/2025(h)	425,000	406,107
2.01%, 03/13/2026(h)	200,000	188,692
2.08%, 04/22/2026(h)	200,000	188,535
4.25%, 10/01/2027	50,000	49,229
3.63%, 12/01/2027	165,000	157,405
Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	305,000	299,720
Mitsubishi UFJ Financial Group, Inc. (Japan),
0.96%, 10/11/2025(h)	311,000	290,625
3.68%, 02/22/2027	165,000	162,609
3.29%, 07/25/2027	75,000	70,937
PNC Bank N.A., 4.20%, 11/01/2025(b)	380,000	368,479
Royal Bank of Canada (Canada), 4.65%, 01/27/2026	180,000	178,243
Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025	397,000	377,639
2.63%, 07/14/2026	100,000	93,500
3.45%, 01/11/2027	60,000	57,052
Toronto-Dominion Bank (The) (Canada), 5.16%, 01/10/2028	65,000	65,771
U.S. Bancorp, 1.45%, 05/12/2025	148,000	137,415
Wells Fargo & Co.,
2.19%, 04/30/2026(h)	190,000	179,063
4.30%, 07/22/2027	175,000	171,393
Westpac Banking Corp. (Australia), 3.35%, 03/08/2027	165,000	158,757
		7,512,758

Diversified Capital Markets–0.17%
Deutsche Bank AG (Germany),
3.70%, 05/30/2024	298,000	289,128
3.70%, 05/30/2024	303,000	293,901
		583,029

Diversified Financial Services–0.05%
Corebridge Financial, Inc., 3.65%, 04/05/2027(j)	170,000	160,661

	Principal Amount	Value
Drug Retail–0.03%
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	$100,000	$ 96,176

Electric Utilities–0.18%
Edison International,
5.75%, 06/15/2027	125,000	128,410
4.13%, 03/15/2028	135,000	129,011
Pacific Gas and Electric Co.,
2.10%, 08/01/2027	75,000	65,697
3.30%, 12/01/2027	125,000	113,684
System Energy Resources, Inc., 6.00%, 04/15/2028	195,000	201,277
		638,079

Electrical Components & Equipment–0.03%
Emerson Electric Co., 1.80%, 10/15/2027	100,000	90,310

Electronic Equipment & Instruments–0.03%
Vontier Corp., 1.80%, 04/01/2026	100,000	89,539

Financial Exchanges & Data–0.04%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	40,000	38,980
Intercontinental Exchange, Inc., 3.10%, 09/15/2027	100,000	94,673
		133,653

Gas Utilities–0.03%
Southwest Gas Corp., 5.45%, 03/23/2028	100,000	101,707

Health Care Distributors–0.02%
CommonSpirit Health, 1.55%, 10/01/2025	96,000	88,579

Health Care Facilities–0.08%
HCA, Inc., 5.63%, 09/01/2028	95,000	97,022
Universal Health Services, Inc., 1.65%, 09/01/2026	200,000	176,875
		273,897

Health Care REITs–0.05%
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	179,000	175,151

Health Care Services–0.08%
Sutter Health, Series 20A, 1.32%, 08/15/2025	299,000	276,051

Home Improvement Retail–0.04%
Home Depot, Inc. (The), 2.50%, 04/15/2027	160,000	151,649

Homebuilding–0.02%
Lennar Corp., 4.75%, 11/29/2027	80,000	79,311

Hotel & Resort REITs–0.03%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	100,000	97,774

Hotels, Resorts & Cruise Lines–0.06%
Booking Holdings, Inc., 3.55%, 03/15/2028	70,000	67,587

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–(continued)
Hyatt Hotels Corp., 4.85%, 03/15/2026	$133,000	$ 132,834
		200,421

Human Resource & Employment Services–0.08%
Automatic Data Processing, Inc., 3.38%, 09/15/2025(b)	305,000	299,380

Independent Power Producers & Energy Traders–0.08%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	300,000	296,134

Industrial Conglomerates–0.05%
Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	190,000	185,840

Industrial Machinery & Supplies & Components–0.03%
Stanley Black & Decker, Inc., 3.40%, 03/01/2026	125,000	120,620

Insurance Brokers–0.05%
Willis North America, Inc., 4.65%, 06/15/2027	165,000	162,587

Integrated Oil & Gas–0.13%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	165,000	161,236
Chevron USA, Inc., 1.02%, 08/12/2027	185,000	164,394
Exxon Mobil Corp., 3.29%, 03/19/2027	150,000	147,150
		472,780

Internet Services & Infrastructure–0.06%
VeriSign, Inc., 5.25%, 04/01/2025	200,000	200,928

Investment Banking & Brokerage–0.35%
Goldman Sachs Group, Inc. (The),
3.85%, 01/26/2027	165,000	159,833
1.54%, 09/10/2027(h)	150,000	133,006
1.95%, 10/21/2027(h)	100,000	89,616
Morgan Stanley,
2.72%, 07/22/2025(h)	150,000	144,750
3.63%, 01/20/2027	175,000	168,622
1.59%, 05/04/2027(h)	200,000	179,997
1.51%, 07/20/2027(h)	200,000	177,823
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	177,364
		1,231,011

IT Consulting & Other Services–0.14%
International Business Machines Corp.,
3.45%, 02/19/2026	100,000	97,428
3.30%, 05/15/2026	100,000	96,993
1.70%, 05/15/2027	100,000	90,439
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	225,000	197,287
		482,147

Life & Health Insurance–0.07%
Principal Financial Group, Inc., 3.40%, 05/15/2025	239,000	231,557

Managed Health Care–0.02%
Centene Corp., 2.45%, 07/15/2028	75,000	65,255

	Principal Amount	Value
Multi-line Insurance–0.04%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	$140,000	$ 142,887

Multi-Utilities–0.04%
Public Service Enterprise Group, Inc., 2.88%, 06/15/2024	150,000	146,101

Office REITs–0.04%
Office Properties Income Trust, 2.65%, 06/15/2026	199,000	139,429

Oil & Gas Equipment & Services–0.03%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	100,000	95,152

Oil & Gas Refining & Marketing–0.04%
HF Sinclair Corp., 5.88%, 04/01/2026	140,000	142,005

Oil & Gas Storage & Transportation–0.17%
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	160,000	160,830
Energy Transfer L.P.,
3.90%, 05/15/2024	381,000	374,606
4.40%, 03/15/2027	65,000	63,445
		598,881

Other Specialized REITs–0.12%
EPR Properties, 4.75%, 12/15/2026	100,000	91,160
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	327,000	316,726
		407,886

Packaged Foods & Meats–0.08%
Conagra Brands, Inc., 1.38%, 11/01/2027	130,000	112,161
Tyson Foods, Inc., 4.00%, 03/01/2026	190,000	186,562
		298,723

Paper & Plastic Packaging Products & Materials–0.03%
Berry Global, Inc., 1.57%, 01/15/2026	100,000	90,918

Passenger Airlines–0.06%
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/2024	150,000	146,352
Southwest Airlines Co., 3.45%, 11/16/2027	65,000	61,093
		207,445

Pharmaceuticals–0.42%
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	400,000	367,641
Merck & Co., Inc., 2.75%, 02/10/2025	184,000	179,066
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	435,000	421,282
Royalty Pharma PLC, 1.20%, 09/02/2025	275,000	250,850
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	200,000	191,443

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Viatris, Inc., 2.30%, 06/22/2027	$75,000	$ 66,171
		1,476,453

Regional Banks–0.12%
Santander Holdings USA, Inc., 4.40%, 07/13/2027	100,000	95,407
Truist Financial Corp., 4.00%, 05/01/2025	350,000	339,490
		434,897

Retail REITs–0.10%
Realty Income Corp., 4.88%, 06/01/2026	185,000	185,204
Simon Property Group L.P., 3.30%, 01/15/2026	95,000	91,425
Spirit Realty L.P., 4.45%, 09/15/2026	90,000	87,320
		363,949

Semiconductor Materials & Equipment–0.11%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	415,000	395,089

Semiconductors–0.05%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	100,000	97,208
Micron Technology, Inc., 4.19%, 02/15/2027	100,000	96,498
		193,706

Specialty Chemicals–0.03%
PPG Industries, Inc., 1.20%, 03/15/2026	100,000	90,789

Steel–0.06%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	200,000	196,595

Technology Distributors–0.02%
Avnet, Inc., 4.63%, 04/15/2026	90,000	88,686

Technology Hardware, Storage & Peripherals–0.12%
Apple, Inc.,
3.25%, 02/23/2026	185,000	181,157
3.20%, 05/11/2027	75,000	73,223
HP, Inc., 1.45%, 06/17/2026	206,000	186,300
		440,680

Telecom Tower REITs–0.12%
American Tower Corp.,
1.30%, 09/15/2025	200,000	183,926
3.65%, 03/15/2027	135,000	129,256
3.55%, 07/15/2027	135,000	128,188
		441,370

Tobacco–0.11%
Altria Group, Inc., 4.40%, 02/14/2026	200,000	198,673
B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	200,000	189,824
		388,497

	Principal Amount		Value
Transaction & Payment Processing Services–0.06%
Global Payments, Inc., 2.15%, 01/15/2027		$145,000	$ 130,180
Western Union Co. (The), 1.35%, 03/15/2026		100,000	90,113
			220,293
Total U.S. Dollar Denominated Bonds & Notes (Cost $28,101,460)			26,520,431

Non-U.S. Dollar Denominated Bonds & Notes–3.82%(k)
Aerospace & Defense–0.09%
Thales S.A. (France), 0.75%, 01/23/2025(j)	EUR	300,000	315,285

Agricultural Products & Services–0.03%
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	100,000	104,193

Apparel, Accessories & Luxury Goods–0.03%
PVH Corp., 3.13%, 12/15/2027(j)	EUR	100,000	105,774

Automobile Manufacturers–0.20%
BMW Finance N.V. (Germany), 1.00%, 01/21/2025(j)	EUR	100,000	106,544
Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(j)	EUR	70,000	74,935
Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(j)	EUR	100,000	103,738
RCI Banque S.A. (France), 1.75%, 04/10/2026(j)	EUR	50,000	51,248
Volkswagen Financial Services AG (Germany),
0.13%, 02/12/2027(j)	EUR	150,000	143,862
2.25%, 10/01/2027(j)	EUR	100,000	103,373
Volkswagen Leasing GmbH (Germany),
1.50%, 06/19/2026(j)	EUR	35,000	35,846
0.38%, 07/20/2026(j)	EUR	75,000	73,829
			693,375

Automotive Parts & Equipment–0.03%
Magna International, Inc. (Canada), 1.50%, 09/25/2027	EUR	100,000	101,799

Brewers–0.07%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.88%, 09/25/2024(j)	EUR	242,000	266,764

Broadcasting–0.12%
ITV PLC (United Kingdom), 1.38%, 09/26/2026(j)	EUR	200,000	203,255
TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(j)	EUR	200,000	209,996
			413,251

Cable & Satellite–0.06%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(j)	EUR	200,000	205,070

Commercial & Residential Mortgage Finance–0.07%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(j)	EUR	300,000	261,132

Construction & Engineering–0.06%
ISS Global A/S (Denmark), 0.88%, 06/18/2026(j)	EUR	100,000	100,575

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Construction & Engineering–(continued)
Worley US Finance Sub Ltd. (Australia), 0.88%, 06/09/2026(j)	EUR	100,000	$ 99,074
			199,649

Construction Machinery & Heavy Transportation Equipment– 0.03%
Metso Outotec OYJ (Finland), 1.13%, 06/13/2024(j)	EUR	100,000	106,743

Construction Materials–0.02%
HeidelbergCement Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(j)	EUR	70,000	73,104

Diversified Banks–1.17%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(j)	EUR	500,000	525,906
Banco Santander S.A. (Spain),
3.13%, 01/19/2027(j)	EUR	100,000	105,876
0.50%, 02/04/2027(j)	EUR	100,000	96,702
Bankinter S.A. (Spain), 0.88%, 07/08/2026(j)	EUR	100,000	99,072
Banque Federative du Credit Mutuel S.A. (France),
1.25%, 01/14/2025(j)	EUR	100,000	105,444
2.13%, 09/12/2026(j)	EUR	100,000	103,459
0.63%, 11/19/2027(j)	EUR	100,000	94,383
Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(j)	EUR	300,000	302,468
BNP Paribas S.A. (France),
1.50%, 11/17/2025(j)	EUR	100,000	105,470
2.88%, 10/01/2026(j)	EUR	200,000	211,186
0.25%, 04/13/2027(h)(j)	EUR	100,000	98,195
BPCE S.A. (France), 0.63%, 09/26/2024(j)	EUR	300,000	315,988
Credit Agricole S.A. (France),
1.00%, 09/16/2024(j)	EUR	100,000	106,057
1.38%, 03/13/2025(j)	EUR	300,000	317,057
0.38%, 10/21/2025(j)	EUR	100,000	102,131
de Volksbank N.V. (Netherlands), 0.01%, 09/16/2024(j)	EUR	200,000	209,599
ING Groep N.V. (Netherlands), 1.13%, 02/14/2025(j)	EUR	100,000	105,422
Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(j)	EUR	100,000	102,165
National Australia Bank Ltd. (Australia), 1.25%, 05/18/2026(j)	EUR	100,000	103,938
Natwest Group PLC (United Kingdom), 4.07%, 09/06/2028(h)(i)(j)	EUR	125,000	136,536
Nordea Bank Abp (Finland), 1.13%, 02/12/2025(j)	EUR	100,000	105,320
Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(j)	EUR	300,000	287,245
Standard Chartered PLC (United Kingdom), 0.90%, 07/02/2027(h)(j)	EUR	100,000	98,858
Swedbank AB (Sweden), 0.30%, 05/20/2027(h)(j)	EUR	200,000	194,945
Volkswagen Bank GmbH (Germany), 2.50%, 07/31/2026(j)	EUR	100,000	104,977
			4,138,399

	Principal Amount		Value
Diversified Capital Markets–0.08%
Deutsche Bank AG (Germany),
2.63%, 02/12/2026(j)	EUR	100,000	$ 103,872
0.75%, 02/17/2027(h)(j)	EUR	100,000	97,771
Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(j)	EUR	100,000	96,979
			298,622

Diversified Chemicals–0.09%
BASF SE (Germany),
0.25%, 06/05/2027(j)	EUR	200,000	197,014
3.13%, 06/29/2028(j)	EUR	100,000	109,962
			306,976

Diversified Financial Services–0.18%
Clearstream Banking AG (Germany), 0.00%, 12/01/2025(j)	EUR	200,000	201,772
JAB Holdings B.V. (Luxembourg), 1.75%, 06/25/2026(j)	EUR	100,000	103,635
LeasePlan Corp. N.V. (Netherlands), 3.50%, 04/09/2025(j)	EUR	294,000	319,788
			625,195

Electric Utilities–0.14%
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(j)	EUR	200,000	203,436
EDP Finance B.V. (Portugal), 1.50%, 11/22/2027(j)	EUR	100,000	100,901
Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(j)	EUR	200,000	193,703
			498,040

Food Retail–0.03%
ELO SACA (France), 2.88%, 01/29/2026(j)	EUR	100,000	106,034

Gas Utilities–0.03%
2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(j)	EUR	115,000	118,752

Health Care Equipment–0.06%
Becton, Dickinson and Co., 1.90%, 12/15/2026	EUR	100,000	104,405
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR	100,000	105,617
			210,022

Health Care Services–0.01%
Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(j)	EUR	50,000	49,830

Health Care Supplies–0.03%
EssilorLuxottica S.A. (France), 2.38%, 04/09/2024(j)	EUR	100,000	109,178

Hotels, Resorts & Cruise Lines–0.03%
InterContinental Hotels Group PLC (United Kingdom), 2.13%, 05/15/2027(j)	EUR	100,000	103,578

Household Appliances–0.03%
Whirlpool Finance Luxembourg S.a.r.l., 1.10%, 11/09/2027	EUR	100,000	98,572

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Household Products–0.02%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	50,000	$ 59,091

Integrated Oil & Gas–0.12%
Eni S.p.A. (Italy), 1.00%, 03/14/2025(j)	EUR	179,000	188,971
Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(j)	EUR	222,000	232,506
			421,477

Investment Banking & Brokerage–0.03%
Goldman Sachs Group, Inc. (The), 0.25%, 01/26/2028(j)	EUR	100,000	92,520

IT Consulting & Other Services–0.09%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	103,259
International Business Machines Corp., 1.25%, 01/29/2027	EUR	200,000	204,401
			307,660

Life & Health Insurance–0.03%
Ethias S.A. (Belgium), 5.00%, 01/14/2026(j)	EUR	100,000	110,250

Multi-line Insurance–0.10%
Cloverie PLC for Zurich Insurance Co. Ltd. (Switzerland), 1.75%, 09/16/2024(j)	EUR	150,000	160,635
New York Life Global Funding, 0.25%, 01/23/2027(j)	EUR	200,000	194,732
			355,367

Multi-Sector Holdings–0.09%
Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	200,000	202,009
Groupe Bruxelles Lambert N.V. (Belgium), 1.88%, 06/19/2025(j)	EUR	100,000	106,394
			308,403

Office REITs–0.14%
Globalworth Real Estate Investments Ltd. (Poland), 2.95%, 07/29/2026(j)	EUR	100,000	86,668
Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(j)	EUR	400,000	417,688
			504,356

Oil & Gas Exploration & Production–0.03%
APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(j)	EUR	100,000	102,073

Packaged Foods & Meats–0.03%
JDE Peet’s N.V. (Netherlands), 0.00%, 01/16/2026(j)	EUR	100,000	99,432

Passenger Airlines–0.04%
easyJet FinCo B.V. (United Kingdom), 1.88%, 03/03/2028(j)	EUR	135,000	130,749

Pharmaceuticals–0.09%
Bayer AG (Germany), 0.38%, 07/06/2024(j)	EUR	200,000	212,409

	Principal Amount		Value
Pharmaceuticals–(continued)
Novartis Finance S.A. (Switzerland), 1.63%, 11/09/2026(j)	EUR	100,000	$ 104,495
			316,904

Precious Metals & Minerals–0.03%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(j)	EUR	100,000	104,456

Rail Transportation–0.04%
Autostrade Per L’Italia S.p.A. (Italy), 2.00%, 12/04/2028(j)	EUR	135,000	129,858

Real Estate Operating Companies–0.05%
CPI Property Group S.A. (Czech Republic), 2.75%, 05/12/2026(j)	EUR	100,000	89,789
Samhallsbyggnadsbolaget i Norden AB (Sweden), 1.13%, 09/04/2026(j)	EUR	100,000	80,270
			170,059

Regional Banks–0.03%
SpareBank 1 SMN (Norway), 0.01%, 02/18/2028(j)	EUR	140,000	127,379

Renewable Electricity–0.03%
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	104,065

Restaurants–0.05%
Sodexo S.A. (France), 0.75%, 04/27/2025(j)	EUR	170,000	177,507

Telecom Tower REITs–0.03%
American Tower Corp., 1.95%, 05/22/2026	EUR	100,000	104,201

Tobacco–0.03%
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(j)	EUR	100,000	108,296

Transaction & Payment Processing Services–0.03%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	110,000	109,380
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,058,333)			13,452,820

		Shares

Preferred Stocks–0.00%
Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P., Series A, Pfd., (Acquired 05/07/2019-10/31/2019; Cost $68,449) (Cost $68,449)(d)(e)		68,466	1,369

		Principal Amount
Variable Rate Senior Loan Interests–0.00%(l)(m)
Advertising–0.00%
Checkout Holding Corp., Term Loan, 17.52%, 08/15/2023	$	6,872	426

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Oil & Gas Drilling–0.00%
Lealand Finance Co. B.V., PIK Term Loan, 3.00% PIK Rate, 6.02% Cash Rate, 06/30/2025(n)	$1,068	$ 719
Total Variable Rate Senior Loan Interests (Cost $7,636)		1,145

	Shares

Money Market Funds–26.83%
Invesco Treasury Portfolio, Institutional Class, 4.77%(o)(p) (Cost $94,507,166)	94,507,166	94,507,166
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–87.23% (Cost $291,476,063)		307,279,316

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.63%
Invesco Private Government Fund, 4.83%(o)(p)(q)	4,565,152	$ 4,565,152
Invesco Private Prime Fund, 4.99%(o)(p)(q)	11,738,962	11,738,962
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,304,460)		16,304,114
TOTAL INVESTMENTS IN SECURITIES–91.86% (Cost $307,780,523)		323,583,430
OTHER ASSETS LESS LIABILITIES–8.14%		28,667,034
NET ASSETS–100.00%		$352,250,464

Investment Abbreviations:

EUR Pfd. PIK REIT Wts.	- Euro - Preferred - Pay-in-Kind - Real Estate Investment Trust - Warrants

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The aggregate value of these securities at April 30, 2023 was $25,059, which represented less than 1% of the Fund’s Net Assets.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(j)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $12,212,489, which represented 3.47% of the Fund’s Net Assets.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Treasury Portfolio, Institutional Class	$96,450,226	$56,592,437	$(58,535,497)	$-	$-	$94,507,166	$2,096,618
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,757,237	29,625,097	(28,817,182)	-	-	4,565,152	65,822	*
Invesco Private Prime Fund	9,659,107	70,645,153	(68,565,419)	(819)	940	11,738,962	174,885	*
Total	$109,866,570	$156,862,687	$(155,918,098)	$(819)	$940	$110,811,280	$2,337,325

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Fundamental Alternatives Fund

(p)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Gasoline Reformulated Blendstock Oxygenate Blending	17	May-2023	$1,806,491	$(143,259)	$(143,259)

Low Sulphur Gas Oil	19	June-2023	1,319,550	16,387	16,387

Soybean	10	July-2023	709,625	(34,943)	(34,943)

Subtotal				(161,815)	(161,815)

Equity Risk

EURO STOXX 50 Index	77	June-2023	3,665,362	159,467	159,467

FTSE 100 Index	48	June-2023	4,742,976	157,827	157,827

MSCI Emerging Markets Index	17	June-2023	836,570	(9,415)	(9,415)

Tokyo Stock Price Index	56	June-2023	8,458,879	166,613	166,613

Subtotal				474,492	474,492

Interest Rate Risk

Australia 10 Year Bonds	66	June-2023	5,347,930	(22,896)	(22,896)

Japan 10 Year Bonds	9	June-2023	9,816,140	58,033	58,033

U.S. Treasury 2 Year Notes	34	June-2023	7,009,578	49,177	49,177

U.S. Treasury 5 Year Notes	134	June-2023	14,705,453	219,387	219,387

Subtotal				303,701	303,701

Subtotal–Long Futures Contracts				616,378	616,378

Short Futures Contracts

Commodity Risk

Coffee ’C’	12	July-2023	(836,775)	(34,536)	(34,536)

Corn	24	July-2023	(702,000)	65,866	65,866

Cotton No. 2	18	December-2023	(729,900)	25,021	25,021

Gold 100 Oz.	25	June-2023	(4,997,750)	(41,278)	(41,278)

Lean Hogs	5	December-2023	(160,200)	4,595	4,595

Live Cattle	4	December-2023	(274,840)	(4,823)	(4,823)

LME Primary Aluminum	24	June-2023	(1,406,400)	43,339	43,339

Natural Gas	23	November-2023	(838,810)	(9,278)	(9,278)

Silver	20	July-2023	(2,522,600)	28,015	28,015

Soybean Oil	8	July-2023	(248,016)	24,524	24,524

Wheat	44	July-2023	(1,394,250)	182,820	182,820

Subtotal				284,265	284,265

Equity Risk

E-Mini Russell 2000 Index	31	June-2023	(2,750,940)	55,155	55,155

E-Mini S&P 500 Index	279	June-2023	(58,429,575)	(2,184,582)	(2,184,582)

Subtotal				(2,129,427)	(2,129,427)

Interest Rate Risk

Euro-Bobl	48	June-2023	(6,239,577)	(150,815)	(150,815)

Euro-Bund	30	June-2023	(4,481,209)	(84,604)	(84,604)

Euro-Schatz	37	June-2023	(4,308,403)	(31,319)	(31,319)

Long Gilt	32	June-2023	(4,080,316)	(42,247)	(42,247)

U.S. Treasury Long Bonds	23	June-2023	(3,028,094)	(174,699)	(174,699)

Subtotal				(483,684)	(483,684)

Subtotal–Short Futures Contracts				(2,328,846)	(2,328,846)

Total Futures Contracts				$(1,712,468)	$(1,712,468)

(a)	Futures contracts collateralized by $1,101,898 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Fundamental Alternatives Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
05/10/2023	Bank of America, N.A.	USD	143,328	EUR	132,000	$ 2,186
05/10/2023	Goldman Sachs International	USD	75,700	EUR	71,000	2,569
05/10/2023	J.P. Morgan Chase Bank, N.A.	USD	87,657	EUR	80,000	534
05/10/2023	Morgan Stanley and Co. International PLC	USD	720,828	EUR	661,000	7,850
Subtotal–Appreciation						13,139

Currency Risk
05/10/2023	Bank of America, N.A.	EUR	13,248,000	USD	14,220,022	(384,381)
05/10/2023	J.P. Morgan Chase Bank, N.A.	EUR	82,000	USD	87,314	(3,082)
Subtotal–Depreciation						(387,463)
Total Forward Foreign Currency Contracts						$(374,324)

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 39, Version 2	Sell	5.00%	Quarterly	12/20/2027	4.463%	USD 2,257,200	$50,898	$45,132	$(5,766)

(a)	Centrally cleared swap agreements collateralized by $213,698 cash held with Citigroup Global Markets, Inc..
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Cargill, Inc.	Receive	Cargill Single Commodity Index	0.41%	Monthly	2,150	June–2023	$677,498	$–	$ 87,718	$87,718
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	360	January–2024	291,672	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30	Monthly	1,020	January–2024	905,155	–	0	0
Royal Bank of Canada	Receive	RBC Enhanced Crude Oil 01 Excess Return Index	0.30	Monthly	2,430	August–2023	751,956	–	0	0
Subtotal – Appreciation								–	87,718	87,718
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	1,930	August–2023	1,067,910	–	(38,735)	(38,735)
UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	10,400	December–2023	1,213,348	–	(121,740)	(121,740)
Subtotal – Depreciation								–	(160,475)	(160,475)
Total – Total Return Swap Agreements								$–	$ (72,757)	$ (72,757)

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Fundamental Alternatives Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
	Cargill Single Commodity Index

	Long Futures Contracts

	sugar	100%

	MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100%

	Merrill Lynch Soybean Meal Index

	Long Futures Contracts

	Soybean Meal	100%

	RBC Enhanced Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Crude Oil	100%

	BNP Paribas Commodity Daily Dynamic Curve CO Index

	Long Futures Contracts

	Brent Crude	100%

	UBS Modified Roll Select Heating Oil Strategy

	Long Futures Contracts

	Heating Oil	100%

Abbreviations:

EUR –Euro

USD –U.S. Dollar

Volatility Contribution*

Strategy	Annualized Volatility Contribution	Volatility Contribution as % of Investment Strategy
Long/Short Credit	0.22%	5.46%
Long/Short Equity	3.24	81.99
Long/Short Macro	0.50	12.55
Total	3.96%	100.00%

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of April 30, 2023.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Fundamental Alternatives Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $196,968,897)*	$212,772,150

Investments in affiliated money market funds, at value (Cost $110,811,626)	110,811,280

Other investments:
Variation margin receivable – non-LME futures contracts	7,976,773

Unrealized appreciation on LME futures contracts	43,339

Swaps receivable – OTC	2,913

Unrealized appreciation on swap agreements – OTC	87,718

Unrealized appreciation on forward foreign currency contracts outstanding	13,139

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	1,101,898

Cash collateral – centrally cleared swap agreements	213,698

Cash	35,440,363

Foreign currencies, at value (Cost $208,854)	211,106

Receivable for:
Investments sold	197,332

Fund shares sold	33,599

Dividends	645,981

Interest	539,961

Investments matured, at value (Cost $72,288)	44,435

Investment for trustee deferred compensation and retirement plans	108,507

Other assets	35,634

Total assets	370,279,826

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	328,482

Unrealized depreciation on forward foreign currency contracts outstanding	387,463

Swaps payable – OTC	75,881

Unrealized depreciation on swap agreements—OTC	160,475

Payable for:
Investments purchased	675

Dividends	27

Fund shares reacquired	321,755

Collateral upon return of securities loaned	16,304,460

Accrued fees to affiliates	209,812

Accrued other operating expenses	87,497

Trustee deferred compensation and retirement plans	152,835

Total liabilities	18,029,362

Net assets applicable to shares outstanding	$352,250,464

Net assets consist of:
Shares of beneficial interest	$333,113,380

Distributable earnings	19,137,084

$352,250,464

Net Assets:
Class A	$289,799,087

Class C	$12,011,227

Class R	$10,531,444

Class Y	$37,177,838

Class R5	$9,296

Class R6	$2,721,572

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,878,090

Class C	564,370

Class R	454,281

Class Y	1,483,524

Class R5	380

Class R6	107,926

Class A:
Net asset value per share	$24.40

Maximum offering price per share (Net asset value of $24.40 ÷ 94.50%)	$25.82

Class C:
Net asset value and offering price per share	$21.28

Class R:
Net asset value and offering price per share	$23.18

Class Y:
Net asset value and offering price per share	$25.06

Class R5:
Net asset value and offering price per share	$24.46

Class R6:
Net asset value and offering price per share	$25.22

*	At April 30, 2023, securities with an aggregate value of $16,149,527 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Fundamental Alternatives Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Interest	$915,704

Dividends (net of foreign withholding taxes of $344)	1,232,511

Dividends from affiliated money market funds (includes net securities lending income of $17,309)	2,113,927

Other income	6,408

Total investment income	4,268,550

Expenses:
Advisory fees	1,526,262

Administrative services fees	26,338

Custodian fees	11,475

Distribution fees:
Class A	368,510

Class C	64,806

Class R	26,391

Transfer agent fees – A, C, R and Y	336,133

Transfer agent fees – R5	2

Transfer agent fees – R6	453

Trustees’ and officers’ fees and benefits	12,725

Registration and filing fees	41,017

Reports to shareholders	27,340

Professional services fees	36,710

Other	9,007

Total expenses	2,487,169

Less: Fees waived and/or expense offset arrangement(s)	(75,565)

Net expenses	2,411,604

Net investment income	1,856,946

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	10,945,303

Affiliated investment securities	940

Foreign currencies	64,392

Forward foreign currency contracts	(330,008)

Futures contracts	(4,948,741)

Swap agreements	(51,945)

5,679,941

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(82,510)

Affiliated investment securities	(819)

Foreign currencies	2,469

Forward foreign currency contracts	(991,345)

Futures contracts	(2,204,652)

Swap agreements	(175,524)

(3,452,381)

Net realized and unrealized gain	2,227,560

Net increase in net assets resulting from operations	$4,084,506

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Fundamental Alternatives Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income (loss)	$1,856,946	$(764,127)

Net realized gain	5,679,941	19,079,317

Change in net unrealized appreciation (depreciation)	(3,452,381)	(48,527,205)

Net increase (decrease) in net assets resulting from operations	4,084,506	(30,212,015)

Distributions to shareholders from distributable earnings:
Class A	(7,437,590)	(10,053,694)

Class C	(382,548)	(437,899)

Class R	(279,243)	(337,935)

Class Y	(1,191,849)	(3,063,993)

Class R5	(235)	(334)
Class R6	(79,119)	(200,601)

Total distributions from distributable earnings	(9,370,584)	(14,094,456)

Share transactions–net:
Class A	(10,883,999)	(25,043,386)

Class C	(1,618,785)	(3,772,748)

Class R	(18,899)	(864,204)

Class Y	(15,595,349)	(42,113,326)

Class R5	–	100

Class R6	(899,122)	(2,569,837)

Net increase (decrease) in net assets resulting from share transactions	(29,016,154)	(74,363,401)

Net increase (decrease) in net assets	(34,302,232)	(118,669,872)

Net assets:
Beginning of period	386,552,696	505,222,568

End of period	$352,250,464	$386,552,696

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Fundamental Alternatives Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$24.75	$0.12	$0.15	$0.27	$ –	$(0.62)	$(0.62)	$24.40	1.09%	$289,799	1.33	%(e)	1.37	%(e)	1.33	%(e)	1.01	%(e)	27%
Year ended 10/31/22	27.26	(0.05)	(1.69)	(1.74)	(0.77)	–	(0.77)	24.75	(6.60)	304,850	1.33		1.34		1.33		(0.20)		29
Year ended 10/31/21	26.50	(0.08)	1.35	1.27	(0.51)	–	(0.51)	27.26	4.84	362,634	1.32		1.38		1.32		(0.27)		74
Year ended 10/31/20	26.83	0.28	(0.07)	0.21	(0.54)	–	(0.54)	26.50	0.77	386,680	1.56		1.61		1.52		1.07		223
Year ended 10/31/19	27.42	0.69	(0.82)	(0.13)	(0.46)	–	(0.46)	26.83	(0.45)	441,060	1.64		1.71		1.38		2.59		289
Year ended 10/31/18	27.21	0.45	0.19	0.64	(0.43)	–	(0.43)	27.42	2.34	477,683	1.96		1.99		1.35		1.67		155
Class C
Six months ended 04/30/23	21.75	0.03	0.12	0.15	–	(0.62)	(0.62)	21.28	0.68	12,011	2.08	(e)	2.12	(e)	2.08	(e)	0.26	(e)	27
Year ended 10/31/22	24.02	(0.21)	(1.50)	(1.71)	(0.56)	–	(0.56)	21.75	(7.32)	13,916	2.08		2.09		2.08		(0.95)		29
Year ended 10/31/21	23.36	(0.25)	1.21	0.96	(0.30)	–	(0.30)	24.02	4.11	19,401	2.08		2.13		2.08		(1.03)		74
Year ended 10/31/20	23.60	0.07	(0.07)	0.00	(0.24)	–	(0.24)	23.36	0.00	27,495	2.33		2.35		2.28		0.30		223
Year ended 10/31/19	24.17	0.43	(0.74)	(0.31)	(0.26)	–	(0.26)	23.60	(1.25)	38,860	2.42		2.47		2.14		1.81		289
Year ended 10/31/18	24.03	0.22	0.16	0.38	(0.24)	–	(0.24)	24.17	1.59	89,319	2.72		2.75		2.11		0.90		155
Class R
Six months ended 04/30/23	23.57	0.09	0.14	0.23	–	(0.62)	(0.62)	23.18	0.97	10,531	1.58	(e)	1.62	(e)	1.58	(e)	0.76	(e)	27
Year ended 10/31/22	26.00	(0.11)	(1.62)	(1.73)	(0.70)	–	(0.70)	23.57	(6.87)	10,728	1.58		1.59		1.58		(0.45)		29
Year ended 10/31/21	25.29	(0.14)	1.29	1.15	(0.44)	–	(0.44)	26.00	4.58	12,755	1.58		1.63		1.58		(0.53)		74
Year ended 10/31/20	25.60	0.21	(0.07)	0.14	(0.45)	–	(0.45)	25.29	0.51	13,867	1.82		1.86		1.78		0.81		223
Year ended 10/31/19	26.18	0.59	(0.78)	(0.19)	(0.39)	–	(0.39)	25.60	(0.70)	16,296	1.91		1.97		1.64		2.33		289
Year ended 10/31/18	26.02	0.36	0.17	0.53	(0.37)	–	(0.37)	26.18	2.07	19,426	2.23		2.26		1.62		1.40		155
Class Y
Six months ended 04/30/23	25.37	0.16	0.15	0.31	–	(0.62)	(0.62)	25.06	1.22	37,178	1.08	(e)	1.12	(e)	1.08	(e)	1.26	(e)	27
Year ended 10/31/22	27.94	0.02	(1.75)	(1.73)	(0.84)	–	(0.84)	25.37	(6.41)	53,389	1.08		1.09		1.08		0.05		29
Year ended 10/31/21	27.14	(0.01)	1.39	1.38	(0.58)	–	(0.58)	27.94	5.14	103,680	1.07		1.13		1.07		(0.02)		74
Year ended 10/31/20	27.47	0.36	(0.08)	0.28	(0.61)	–	(0.61)	27.14	1.00	165,217	1.31		1.35		1.27		1.32		223
Year ended 10/31/19	28.07	0.77	(0.84)	(0.07)	(0.53)	–	(0.53)	27.47	(0.22)	266,741	1.41		1.47		1.14		2.82		289
Year ended 10/31/18	27.86	0.52	0.19	0.71	(0.50)	–	(0.50)	28.07	2.59	352,559	1.73		1.76		1.12		1.90		155
Class R5
Six months ended 04/30/23	24.76	0.17	0.15	0.32	–	(0.62)	(0.62)	24.46	1.29	9	0.93	(e)	0.96	(e)	0.93	(e)	1.41	(e)	27
Year ended 10/31/22	27.29	0.05	(1.69)	(1.64)	(0.89)	–	(0.89)	24.76	(6.25)	9	0.93		0.94		0.93		0.20		29
Year ended 10/31/21	26.55	0.03	1.35	1.38	(0.64)	–	(0.64)	27.29	5.24	10	0.91		0.92		0.91		0.14		74
Year ended 10/31/20	26.87	0.39	(0.05)	0.34	(0.66)	–	(0.66)	26.55	1.23	10	1.14		1.15		1.10		1.49		223
Period ended 10/31/19(f)	26.56	0.35	(0.04)	0.31	–	–	–	26.87	1.17	10	1.25	(e)	1.35	(e)	1.02	(e)	2.97	(e)	289
Class R6
Six months ended 04/30/23	25.51	0.18	0.15	0.33	–	(0.62)	(0.62)	25.22	1.29	2,722	0.93	(e)	0.96	(e)	0.93	(e)	1.41	(e)	27
Year ended 10/31/22	28.09	0.06	(1.75)	(1.69)	(0.89)	–	(0.89)	25.51	(6.25)	3,660	0.93		0.94		0.93		0.20		29
Year ended 10/31/21	27.27	0.04	1.42	1.46	(0.64)	–	(0.64)	28.09	5.40	6,743	0.90		0.92		0.90		0.15		74
Year ended 10/31/20	27.60	0.41	(0.08)	0.33	(0.66)	–	(0.66)	27.27	1.19	215,374	1.12		1.14		1.08		1.51		223
Year ended 10/31/19	28.21	0.82	(0.86)	(0.04)	(0.57)	–	(0.57)	27.60	(0.08)	175,917	1.23		1.29		0.96		3.00		289
Year ended 10/31/18	28.00	0.57	0.19	0.76	(0.55)	–	(0.55)	28.21	2.77	211,904	1.58		1.61		0.97		2.05		155

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.01% and 0.00% for the years ended October 31, 2020, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Fundamental Alternatives Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

23	Invesco Fundamental Alternatives Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by

24	Invesco Fundamental Alternatives Fund

reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, the Fund paid the Adviser $713 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

L.

Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The Short stock rebate, if any, presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin

25	Invesco Fundamental Alternatives Fund

deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain

26	Invesco Fundamental Alternatives Fund

(loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

T.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $1.0 billion	0.850%
Next $ 500 million	0.800%
Next $ 500 million	0.750%
Next $ 500 million	0.700%
Next $ 500 million	0.650%
Next $ 500 million	0.600%
Next $ 500 million	0.550%
Over $4 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.84%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may

27	Invesco Fundamental Alternatives Fund

exceed the expense limits above. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $58,731.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $11,843 in front-end sales commissions from the sale of Class A shares and $0 and $43 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$125,004,616	$600	$23,090	$125,028,306

U.S. Treasury Securities	–	47,768,079	–	47,768,079

U.S. Dollar Denominated Bonds & Notes	–	26,520,431	–	26,520,431

Non-U.S. Dollar Denominated Bonds & Notes	–	13,452,820	–	13,452,820
Preferred Stocks	–	–	1,369	1,369

Variable Rate Senior Loan Interests	–	1,145	–	1,145

Money Market Funds	94,507,166	16,304,114	–	110,811,280

Total Investments in Securities	219,511,782	104,047,189	24,459	323,583,430

Other Investments - Assets*

Investments Matured	–	44,435	–	44,435

Futures Contracts	1,256,226	–	–	1,256,226

Forward Foreign Currency Contracts	–	13,139	–	13,139

Swap Agreements	–	87,718	–	87,718

	1,256,226	145,292	–	1,401,518

28	Invesco Fundamental Alternatives Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(2,968,694)	$–	$–	$(2,968,694)

Forward Foreign Currency Contracts	–	(387,463)	–	(387,463)

Swap Agreements	–	(166,241)	–	(166,241)

	(2,968,694)	(553,704)	–	(3,522,398)

Total Other Investments	(1,712,468)	(408,412)	–	(2,120,880)

Total Investments	$217,799,314	$103,638,777	$24,459	$321,462,550

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

				Value

Derivative Assets		Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)		$390,567	$–	$539,062	$326,597	$1,256,226

Unrealized appreciation on forward foreign currency contracts outstanding		–	13,139	–	–	13,139

Unrealized appreciation on swap agreements – OTC		87,718	–	–	–	87,718

Total Derivative Assets		478,285	13,139	539,062	326,597	1,357,083

Derivatives not subject to master netting agreements		(390,567)	–	(539,062)	(326,597)	(1,256,226)

Total Derivative Assets subject to master netting agreements		$87,718	$13,139	$–	$–	$100,857

				Value

Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(268,117)	$–	$–	$(2,193,997)	$(506,580)	$(2,968,694)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	–	(5,766)	–	–	–	(5,766)

Unrealized depreciation on forward foreign currency contracts outstanding	–	–	(387,463)	–	–	(387,463)

Unrealized depreciation on swap agreements – OTC	(160,475)	–	–	–	–	(160,475)

Total Derivative Liabilities	(428,592)	(5,766)	(387,463)	(2,193,997)	(506,580)	(3,522,398)

Derivatives not subject to master netting agreements	268,117	5,766	–	2,193,997	506,580	2,974,460

Total Derivative Liabilities subject to master netting agreements	$(160,475)	$–	$(387,463)	$–	$–	$(547,938)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

29	Invesco Fundamental Alternatives Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$2,186	$-	$2,186	$(384,381)	$-	$(384,381)	$(382,195)	$-	$-	$(382,195)

BNP Paribas S.A.	-	-	-	-	(38,891)	(38,891)	(38,891)	-	-	(38,891)

Canadian Imperial Bank of Commerce	-	-	-	-	(12)	(12)	(12)	-	-	(12)

Cargill, Inc.	-	87,718	87,718	-	(192)	(192)	87,526	-	-	87,526

Goldman Sachs International	2,569	-	2,569	-	-	-	2,569	-	-	2,569

J.P. Morgan Chase Bank, N.A.	534	-	534	(3,082)	-	(3,082)	(2,548)	-	-	(2,548)

Merrill Lynch International	-	-	-	-	(75,140)	(75,140)	(75,140)	-	-	(75,140)

Morgan Stanley and Co. International PLC	7,850	-	7,850	-	-	-	7,850	-	-	7,850

Royal Bank of Canada	-	2,913	2,913	-	(189)	(189)	2,724	-	-	2,724

UBS AG	-	-	-	-	(121,932)	(121,932)	(121,932)	-	-	(121,932)

Total	$13,139	$90,631	$103,770	$(387,463)	$(236,356)	$(623,819)	$(520,049)	$-	$-	$(520,049)

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$(330,008)	$-	$-	$(330,008)

Futures contracts	(1,741,568)	-	-	(355,402)	(2,851,771)	(4,948,741)

Swap agreements	(352,737)	300,792	-	-	-	(51,945)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	(991,345)	-	-	(991,345)

Futures contracts	(959,440)	-	-	(3,080,979)	1,835,767	(2,204,652)

Swap agreements	(72,734)	(102,790)	-	-	-	(175,524)

Total	$(3,126,479)	$198,002	$(1,321,353)	$(3,436,381)	$(1,016,004)	$(8,702,215)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$14,890,683	$147,772,062	$6,217,041

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,834.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the

30	Invesco Fundamental Alternatives Fund

overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $60,182,861 and $91,280,212, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$24,422,786

Aggregate unrealized (depreciation) of investments	(12,638,899)

Net unrealized appreciation of investments	$11,783,887

Cost of investments for tax purposes is $309,678,663.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	183,785	$4,485,293	395,352	$10,205,406

Class C	34,327	731,715	60,433	1,373,972

Class R	17,753	412,984	61,564	1,522,679

Class Y	64,524	1,618,961	295,017	7,871,209

Class R5	-	-	3	100

Class R6	7,882	199,658	34,256	914,617

Issued as reinvestment of dividends:
Class A	290,320	7,051,880	354,615	9,471,770

Class C	17,410	369,953	17,796	420,343

Class R	12,058	278,537	13,155	335,466

Class Y	39,960	996,195	92,274	2,520,915

Class R6	2,477	62,103	5,510	151,127

Automatic conversion of Class C shares to Class A shares:
Class A	48,637	1,184,133	91,844	2,343,122

Class C	(55,645)	(1,184,133)	(104,243)	(2,343,122)

Reacquired:
Class A	(963,156)	(23,605,305)	(1,823,686)	(47,063,684)

Class C	(71,668)	(1,536,320)	(141,872)	(3,223,941)

Class R	(30,600)	(710,420)	(110,177)	(2,722,349)

Class Y	(725,164)	(18,210,505)	(1,994,015)	(52,505,450)

Class R6	(45,920)	(1,160,883)	(136,328)	(3,635,581)

Net increase (decrease) in share activity	(1,173,020)	$(29,016,154)	(2,888,502)	$(74,363,401)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31	Invesco Fundamental Alternatives Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$1,010.90	$6.63	$1,018.20	$6.66	1.33%
Class C	1,000.00	1,006.80	10.35	1,014.48	10.39	2.08
Class R	1,000.00	1,009.70	7.87	1,016.96	7.90	1.58
Class Y	1,000.00	1,012.20	5.39	1,019.44	5.41	1.08
Class R5	1,000.00	1,012.90	4.64	1,020.18	4.66	0.93
Class R6	1,000.00	1,012.90	4.64	1,020.18	4.66	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32	Invesco Fundamental Alternatives Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-FALT-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Global Allocation Fund

Nasdaq:

A: QVGIX ∎ C: QGRCX ∎ R: QGRNX ∎ Y: QGRYX ∎ R5: GLALX ∎ R6: QGRIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
15	Consolidated Financial Statements
18	Consolidated Financial Highlights
19	Notes to Consolidated Financial Statements
29	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.56%
Class C Shares	12.16
Class R Shares	12.39
Class Y Shares	12.69
Class R5 Shares	12.78
Class R6 Shares	12.80
Custom Invesco Global Allocation Index▼	9.60
MSCI All Country World Index∎	12.68
Bloomberg Global Aggregate USD Hedged Index∎	4.82

Source(s): ▼Invesco, RIMES Technologies Corp.; ∎RIMES Technologies Corp.

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

   Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Global Allocation Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (11/1/91)	7.07%
10 Years	4.11
5 Years	2.79
1 Year	-2.75

Class C Shares
Inception (9/1/93)	6.85%
10 Years	4.08
5 Years	3.18
1 Year	1.20

Class R Shares
Inception (3/1/01)	3.43%
10 Years	4.44
5 Years	3.71
1 Year	2.61

Class Y Shares
Inception (5/1/00)	4.44%
10 Years	4.98
5 Years	4.23
1 Year	3.15

Class R5 Shares
10 Years	4.87%
5 Years	4.30
1 Year	3.33

Class R6 Shares
Inception (2/28/12)	5.52%
10 Years	5.15
5 Years	4.39
1 Year	3.33

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Allocation Fund. Note: The Fund was subsequently renamed the Invesco Global Allocation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Global Allocation Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Global Allocation Fund

Consolidated Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Shares	Value
Exchange-Traded Funds–53.64%
Invesco BulletShares 2025 Corporate Bond ETF(b)	6,821,600	$ 138,546,696
Invesco High Yield Bond Factor ETF(c)	1,076,000	23,203,940
Invesco International Developed Dynamic Multifactor ETF(c)	5,817,300	141,442,414
Invesco Russell 1000® Dynamic Multifactor ETF(b)(c)	4,586,860	219,435,382
Invesco Russell 2000® Dynamic Multifactor ETF(c)	1,607,300	55,162,536
Total Exchange-Traded Funds (Cost $490,114,234)		577,790,968

Common Stocks & Other Equity Interests–21.36%
Advertising–0.04%
Trade Desk, Inc. (The), Class A(d)	7,044	453,211

Aerospace & Defense–0.52%
Airbus SE (France)	28,562	4,009,482
Axon Enterprise, Inc.(d)	1,491	314,169
CAE, Inc. (Canada)(d)	2,324	52,300
Howmet Aerospace, Inc.	12,672	561,243
TransDigm Group, Inc.	887	678,555
		5,615,749

Air Freight & Logistics–0.40%
United Parcel Service, Inc., Class B	6,936	1,247,162
ZTO Express (Cayman), Inc. (China)	5,979	164,962
ZTO Express (Cayman), Inc., ADR (China)	103,814	2,873,571
		4,285,695

Apparel Retail–0.01%
Lojas Renner S.A. (Brazil)	44,695	141,940

Apparel, Accessories & Luxury Goods–1.40%
Brunello Cucinelli S.p.A. (Italy)	5,334	509,852
Cie Financiere Richemont S.A. (Switzerland)	14,835	2,451,379
Cie Financiere Richemont S.A., Wts., expiring 11/22/2023 (Switzerland)(d)	36,082	46,422
Hermes International (France)	1,118	2,425,993
Kering S.A. (France)	3,082	1,972,573
LVMH Moet Hennessy Louis Vuitton SE (France)	6,630	6,370,998
PRADA S.p.A. (Italy)	185,000	1,359,914
		15,137,131

Application Software–1.14%
Adobe, Inc.(d)	4,882	1,843,248
Cadence Design Systems, Inc.(d)	2,759	577,872
Dassault Systemes SE (France)	16,213	658,690
Datadog, Inc., Class A(d)	1,518	102,283
Fair Isaac Corp.(d)	336	244,591
HubSpot, Inc.(d)	1,352	569,124
Intuit, Inc.	6,174	2,740,947
Manhattan Associates, Inc.(d)	4,829	800,069

	Shares	Value
Application Software–(continued)
Nice Ltd., ADR (Israel)	1,961	$ 400,064
Procore Technologies, Inc.(d)	4,093	218,607
Roper Technologies, Inc.	1,300	591,214
Samsara, Inc., Class A(d)	14,233	256,906
SAP SE (Germany)	12,431	1,683,907
Splunk, Inc.(d)	2,737	236,039
Synopsys, Inc.(d)	2,902	1,077,571
Xero Ltd. (New Zealand)(d)	4,218	261,784
		12,262,916

Asset Management & Custody Banks–0.09%
Ameriprise Financial, Inc.	984	300,238
Ares Management Corp., Class A	4,142	362,798
KKR & Co., Inc., Class A	4,857	257,761
		920,797

Automotive Parts & Equipment–0.09%
Aptiv PLC(d)	3,305	339,953
Autoliv, Inc. (Sweden)	2,883	247,390
Mobileye Global, Inc., Class A (Israel)(d)	9,441	355,359
		942,702

Automotive Retail–0.06%
O’Reilly Automotive, Inc.(d)	678	621,936

Biotechnology–0.28%
Abcam PLC, ADR (United Kingdom)(d)	15,537	253,098
Alnylam Pharmaceuticals, Inc.(d)	1,113	221,710
Argenx SE, ADR (Netherlands)(d)	112	43,443
BeiGene Ltd., ADR (China)(d)	3,620	922,955
BioMarin Pharmaceutical, Inc.(d)	1,159	111,310
CSL Ltd. (Australia)	4,902	975,646
Sarepta Therapeutics, Inc.(d)	1,008	123,752
Zai Lab Ltd., ADR (China)(d)	10,078	352,528
		3,004,442

Brewers–0.11%
Ambev S.A. (Brazil)	422,402	1,199,168

Broadline Retail–0.49%
Alibaba Group Holding Ltd. (China)(d)	14,700	154,193
Amazon.com, Inc.(d)	5,040	531,468
Dollarama, Inc. (Canada)	19,818	1,227,535
JD.com, Inc., ADR (China)	47,151	1,684,234
Next PLC (United Kingdom)	12,659	1,073,173
PDD Holdings, Inc., ADR (China)(d)	9,284	632,705
		5,303,308

Building Products–0.25%
Assa Abloy AB, Class B (Sweden)	44,137	1,051,113
Daikin Industries Ltd. (Japan)	5,900	1,073,405
Trane Technologies PLC	3,297	612,615
		2,737,133

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Global Allocation Fund

	Shares	Value
Cable & Satellite–0.03%
Charter Communications, Inc., Class A(d)	784	$ 289,061

Cargo Ground Transportation–0.06%
Old Dominion Freight Line, Inc.	1,976	633,091

Casinos & Gaming–0.27%
Entain PLC (United Kingdom)	31,443	572,416
Flutter Entertainment PLC (Ireland)(d)	7,337	1,470,081
Las Vegas Sands Corp.(d)	13,249	845,949
		2,888,446

Commodity Chemicals–0.22%
LG Chem Ltd. (South Korea)	4,229	2,358,302

Communications Equipment–0.14%
Arista Networks, Inc.(d)	4,114	658,898
Motorola Solutions, Inc.	3,054	889,936
		1,548,834

Construction & Engineering–0.18%
Comfort Systems USA, Inc.	1,797	268,633
Quanta Services, Inc.	4,901	831,406
Valmont Industries, Inc.	813	236,225
WillScot Mobile Mini Holdings Corp.(d)	13,050	592,470
		1,928,734

Construction Machinery & Heavy Transportation Equipment–0.14%
Epiroc AB, Class A (Sweden)	77,167	1,544,524

Construction Materials–0.08%
James Hardie Industries PLC, CDI (Australia)	26,273	585,787
Vulcan Materials Co.	1,739	304,534
		890,321

Consumer Staples Merchandise Retail–0.15%
Wal-Mart de Mexico S.A.B. de C.V., Series V (Mexico)	402,068	1,621,063

Copper–0.03%
Antofagasta PLC (Chile)	4,593	84,392
Freeport-McMoRan, Inc.	5,554	210,552
		294,944

Data Processing & Outsourced Services–0.04%
ExlService Holdings, Inc.(d)	2,148	383,160

Distillers & Vintners–0.50%
Davide Campari-Milano N.V. (Italy)	104,774	1,350,182
Pernod Ricard S.A. (France)	17,370	4,012,479
		5,362,661

Diversified Banks–0.78%
Banco Bradesco S.A., Preference Shares (Brazil)	141,752	393,613
Banco Santander Chile (Chile)	9,486,009	453,589
Credicorp Ltd. (Peru)	4,891	662,633
HDFC Bank Ltd. (India)	6,476	134,002
ICICI Bank Ltd., ADR (India)	46,229	1,051,710
Kotak Mahindra Bank Ltd. (India)	183,235	4,360,274
NU Holdings Ltd., Class A (Brazil)(d)	157,910	814,816

	Shares	Value
Diversified Banks–(continued)
PT Bank Central Asia Tbk (Indonesia)	914,300	$ 565,118
Sberbank of Russia PJSC (Russia)(d)(e)	11,951	0
		8,435,755

Diversified Financial Services–0.57%
FirstRand Ltd. (South Africa)	125,461	442,189
Housing Development Finance Corp. Ltd. (India)	166,822	5,675,684
		6,117,873

Diversified Metals & Mining–0.37%
Glencore PLC (Australia)	95,482	563,400
Grupo Mexico S.A.B. de C.V., Class B (Mexico)	688,407	3,385,081
		3,948,481

Diversified Real Estate Activities–0.21%
DLF Ltd. (India)	438,151	2,290,841

Electrical Components & Equipment–0.18%
AMETEK, Inc.	3,663	505,238
Havells India Ltd. (India)	18,713	281,809
Rockwell Automation, Inc.	1,723	488,315
Schneider Electric SE (France)	1,699	296,831
WEG S.A. (Brazil)	40,736	335,832
		1,908,025

Electronic Components–0.16%
Murata Manufacturing Co. Ltd. (Japan)	16,100	937,233
Omron Corp. (Japan)	2,600	152,790
TDK Corp. (Japan)	19,900	685,637
		1,775,660

Electronic Equipment & Instruments–0.28%
Keyence Corp. (Japan)	6,600	2,978,645

Environmental & Facilities Services–0.14%
Rentokil Initial PLC (United Kingdom)	153,756	1,222,794
Waste Connections, Inc.	1,845	256,732
		1,479,526

Fertilizers & Agricultural Chemicals–0.03%
FMC Corp.	2,745	339,227

Financial Exchanges & Data–0.54%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil)	162,858	381,367
FactSet Research Systems, Inc.	826	340,056
London Stock Exchange Group PLC (United Kingdom)	13,741	1,440,623
MarketAxess Holdings, Inc.	1,065	339,064
MSCI, Inc.	994	479,555
S&P Global, Inc.	7,904	2,865,832
		5,846,497

Food Retail–0.22%
Alimentation Couche-Tard, Inc. (Canada)	26,642	1,329,691
HelloFresh SE (Germany)(d)	10,684	285,772
Kobe Bussan Co. Ltd. (Japan)	21,700	607,557
Ocado Group PLC (United Kingdom)(d)	24,498	156,324
		2,379,344

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Global Allocation Fund

	Shares	Value
Footwear–0.08%
Deckers Outdoor Corp.(d)	1,270	$ 608,762
On Holding AG, Class A (Switzerland)(d)	8,369	271,574
		880,336

Health Care Distributors–0.03%
McKesson Corp.	973	354,406

Health Care Equipment–0.64%
Boston Scientific Corp.(d)	3,943	205,509
DexCom, Inc.(d)	6,291	763,350
IDEXX Laboratories, Inc.(d)	2,103	1,035,013
Inspire Medical Systems, Inc.(d)	1,356	362,906
Insulet Corp.(d)	2,026	644,349
Intuitive Surgical, Inc.(d)	1,872	563,884
Medtronic PLC	3,990	362,891
MicroTech Medical Hangzhou Co. Ltd., H Shares (China)(d)(f)	14,500	12,749
ResMed, Inc.	7,401	1,783,345
Shockwave Medical, Inc.(d)	1,415	410,576
Siemens Healthineers AG (Germany)(f)	12,694	789,502
		6,934,074

Health Care Facilities–0.04%
Encompass Health Corp.	6,104	391,572

Health Care Services–0.05%
Dr Lal PathLabs Ltd. (India)(f)	16,789	401,233
New Horizon Health Ltd. (China)(d)(f)	31,000	111,354
		512,587

Health Care Supplies–0.25%
Align Technology, Inc.(d)	795	258,614
ConvaTec Group PLC (United Kingdom)(f)	148,524	410,510
Cooper Cos., Inc. (The)	1,007	384,120
EssilorLuxottica S.A. (France)	4,922	972,963
Hoya Corp. (Japan)	6,000	632,030
		2,658,237

Homebuilding–0.10%
D.R. Horton, Inc.	7,330	804,981
TopBuild Corp.(d)	1,169	263,586
		1,068,567

Hotels, Resorts & Cruise Lines–0.63%
Amadeus IT Group S.A. (Spain)(d)	29,466	2,073,071
H World Group Ltd. (China)	4,900	22,826
H World Group Ltd., ADR (China)	64,513	3,025,660
Hilton Worldwide Holdings, Inc.	3,322	478,434
Marriott International, Inc., Class A	2,520	426,737
Trainline PLC (United Kingdom)(d)(f)	248,555	779,976
		6,806,704

Human Resource & Employment Services–0.05%
Benefit One, Inc. (Japan)	15,000	206,960
Paylocity Holding Corp.(d)	1,983	383,294
		590,254

Industrial Conglomerates–0.16%
Hitachi Ltd. (Japan)	9,800	543,775
Siemens AG (Germany)	1,836	301,216

	Shares	Value
Industrial Conglomerates–(continued)
SM Investments Corp. (Philippines)	53,454	$ 864,287
		1,709,278

Industrial Machinery & Supplies & Components–0.50%
Aalberts N.V. (Netherlands)	10,004	461,302
Atlas Copco AB, Class A (Sweden)	184,106	2,665,540
IDEX Corp.	2,157	445,032
Ingersoll Rand, Inc.	6,546	373,253
Lincoln Electric Holdings, Inc.	2,222	372,852
Parker-Hannifin Corp.	1,791	581,860
VAT Group AG (Switzerland)(f)	1,348	475,568
		5,375,407

Insurance Brokers–0.04%
Arthur J. Gallagher & Co.	2,151	447,537

Integrated Oil & Gas–0.15%
Galp Energia SGPS S.A. (Portugal)	28,164	341,291
Novatek PJSC, GDR (Russia)(d)(e)(f)	11,909	539,952
TotalEnergies SE (France)	11,939	761,096
		1,642,339

Interactive Home Entertainment–0.22%
NetEase, Inc., ADR (China)	26,181	2,333,513

Interactive Media & Services–1.43%
Alphabet, Inc., Class A(d)	61,820	6,635,759
Auto Trader Group PLC (United Kingdom)(f)	83,351	667,123
Meta Platforms, Inc., Class A(d)	16,203	3,893,905
Pinterest, Inc., Class A(d)	10,378	238,694
Rightmove PLC (United Kingdom)	91,709	663,808
Tencent Holdings Ltd. (China)	74,317	3,287,579
		15,386,868

Internet Services & Infrastructure–0.03%
MongoDB, Inc.(d)	1,269	304,509

IT Consulting & Other Services–0.42%
Amdocs Ltd.	2,403	219,274
Capgemini SE (France)	2,173	396,638
EPAM Systems, Inc.(d)	3,500	988,540
Tata Consultancy Services Ltd. (India)	75,066	2,964,009
		4,568,461

Life & Health Insurance–0.13%
AIA Group Ltd. (Hong Kong)	83,800	914,357
Legal & General Group PLC (United Kingdom)	162,173	478,936
		1,393,293

Life Sciences Tools & Services–0.80%
Agilent Technologies, Inc.	11,573	1,567,331
Avantor, Inc.(d)	13,965	272,038
Bruker Corp.	3,166	250,526
Charles River Laboratories International, Inc.(d)	1,005	191,071
Danaher Corp.	1,258	298,033
Illumina, Inc.(d)	2,122	436,198
IQVIA Holdings, Inc.(d)	2,899	545,679
Lonza Group AG (Switzerland)	1,703	1,059,921
Mettler-Toledo International, Inc.(d)	435	648,802

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Global Allocation Fund

	Shares	Value
Life Sciences Tools & Services–(continued)
Repligen Corp.(d)	1,219	$ 184,837
Samsung Biologics Co. Ltd. (South Korea)(d)(f)	1,970	1,153,106
Sartorius Stedim Biotech (France)	2,469	662,671
West Pharmaceutical Services, Inc.	1,592	575,094
Wuxi Biologics Cayman, Inc. (China)(d)(f)	122,300	731,582
		8,576,889

Managed Health Care–0.07%
Humana, Inc.	1,048	555,953
Molina Healthcare, Inc.(d)	503	149,839
		705,792

Movies & Entertainment–0.18%
CTS Eventim AG & Co. KGaA (Germany)(d)	16,198	1,063,778
Liberty Media Corp.-Liberty Formula One, Class C(d)	6,303	455,014
Universal Music Group N.V. (Netherlands)	19,977	436,982
		1,955,774

Multi-line Insurance–0.02%
Allianz SE (Germany)	814	204,202

Oil & Gas Exploration & Production–0.05%
Diamondback Energy, Inc.	3,942	560,552

Oil & Gas Refining & Marketing–0.16%
Reliance Industries Ltd. (India)	57,182	1,696,339

Oil & Gas Storage & Transportation–0.07%
Cheniere Energy, Inc.	2,938	449,514
Targa Resources Corp.	3,864	291,848
		741,362

Other Specialty Retail–0.24%
Five Below, Inc.(d)	2,054	405,377
JD Sports Fashion PLC (United Kingdom)	312,370	634,137
Tractor Supply Co.	2,647	631,045
Ulta Beauty, Inc.(d)	1,759	969,965
		2,640,524

Packaged Foods & Meats–0.10%
Barry Callebaut AG (Switzerland)	124	264,624
Hershey Co. (The)	971	265,142
Lamb Weston Holdings, Inc.	4,983	557,149
		1,086,915

Personal Care Products–0.13%
LG H&H Co. Ltd. (South Korea)	538	250,630
L’Oreal S.A. (France)	2,420	1,154,989
		1,405,619

Pharmaceuticals–0.55%
AstraZeneca PLC, ADR (United Kingdom)	1,626	119,056
Daiichi Sankyo Co. Ltd. (Japan)	11,200	384,097
Novo Nordisk A/S, Class B (Denmark)	31,871	5,316,657
Phathom Pharmaceuticals, Inc.(d)	7,752	82,946
		5,902,756

	Shares	Value
Rail Transportation–0.01%
Canadian Pacific Kansas City Ltd. (Canada)	1,906	$ 150,269

Real Estate Development–0.05%
Oberoi Realty Ltd. (India)	48,293	541,416

Real Estate Operating Companies–0.02%
Hongkong Land Holdings Ltd. (Hong Kong)	50,700	225,181

Research & Consulting Services–0.16%
Equifax, Inc.	5,783	1,205,061
Experian PLC	5,450	192,581
Nihon M&A Center Holdings, Inc. (Japan)	40,000	304,731
		1,702,373

Restaurants–0.76%
Chipotle Mexican Grill, Inc.(d)	470	971,781
Compass Group PLC (United Kingdom)	59,313	1,563,465
Meituan, B Shares (China)(d)(f)	64,121	1,094,306
Yum China Holdings, Inc. (China)	73,900	4,521,202
		8,150,754

Semiconductor Materials & Equipment–0.25%
AIXTRON SE (Germany)	8,224	232,254
ASM International N.V. (Netherlands)	609	221,851
ASML Holding N.V. (Netherlands)	3,369	2,145,097
Lam Research Corp.	208	109,009
		2,708,211

Semiconductors–1.25%
Analog Devices, Inc.	17,289	3,109,945
First Solar, Inc.(d)	2,057	375,567
GLOBALFOUNDRIES, Inc.(d)	6,360	373,968
Lattice Semiconductor Corp.(d)	6,911	550,807
Marvell Technology, Inc.	16,792	662,948
MediaTek, Inc. (Taiwan)	3,000	65,197
Monolithic Power Systems, Inc.	1,683	777,496
NVIDIA Corp.	1,781	494,210
Silergy Corp. (China)	19,000	302,578
Silicon Laboratories, Inc.(d)	2,821	392,965
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	388,000	6,363,006
		13,468,687

Soft Drinks & Non-alcoholic Beverages–0.23%
Britvic PLC (United Kingdom)	63,236	727,156
Fomento Economico Mexicano S.A.B. de C.V., Series CPO (Mexico)	117,995	1,147,956
Monster Beverage Corp.(d)	10,940	612,640
		2,487,752

Specialty Chemicals–0.12%
Ecolab, Inc.	1,231	206,611
Sika AG (Switzerland)	3,991	1,097,455
		1,304,066

Steel–0.09%
Steel Dynamics, Inc.	2,932	304,782
Vale S.A., ADR (Brazil)	45,488	655,482
		960,264

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Allocation Fund

	Shares	Value
Systems Software–0.10%
Microsoft Corp.	3,393	$ 1,042,533

Technology Hardware, Storage & Peripherals–0.14%
Samsung Electronics Co. Ltd. (South Korea)	30,822	1,518,550

Trading Companies & Distributors–0.24%
Ashtead Group PLC (United Kingdom)	2,924	168,401
Ferguson PLC	6,480	913,133
RS GROUP PLC (United Kingdom)	45,896	532,818
United Rentals, Inc.	1,025	370,138
W.W. Grainger, Inc.	931	647,576
		2,632,066

Transaction & Payment Processing Services–0.28%
Adyen N.V. (Netherlands)(d)(f)	343	549,293
Edenred (France)	14,659	953,353
Fidelity National Information Services, Inc.	3,069	180,212
Visa, Inc., Class A	5,772	1,343,317
		3,026,175

Wireless Telecommunication Services–0.14%
America Movil S.A.B. de C.V., ADR (Mexico)	69,842	1,500,905
Total Common Stocks & Other Equity Interests (Cost $202,732,058)		230,123,011

	Principal
	Amount
U.S. Treasury Securities–21.25%
U.S. Treasury Notes–21.25%
3.88%, 12/31/2027	$23,390,000	23,729,886
3.88%, 12/31/2029	68,550,000	70,100,408
1.88%, 02/15/2032(g)	152,780,000	135,061,101
Total U.S. Treasury Securities (Cost $235,598,401)		228,891,395

	Shares
Preferred Stocks–0.08%
Diversified Banks–0.00%
Socium Re Ltd., Series 2019-1, Pfd.(e)	264,345	4,370

Diversified Support Services–0.08%
Harambee Re Ltd., Pfd.(e)	223	22,682
Kinesis Reinsurance I Ltd., Series 2019-1, Pfd.(e)	116,394	23,664
Mt. Logan Re Ltd., Pfd.(e)	759	684,408
Thopas Re Ltd., Pfd.(e)	73	1,086
Turing Re Ltd., Series 2019-1, Pfd.(e)(f)	13,286	38,006

	Shares	Value
Diversified Support Services–(continued)
Viribus Re Ltd., Pfd.(e)	399,749	$29,694

		799,540

Total Preferred Stocks (Cost $3,955,257)		803,910

	Principal
	Amount
Event-Linked Bonds–0.06%
Diversified Financial Services–0.06%
Limestone Re Ltd. (Multinational), Class A, Catastrophe Linked Notes, 0.00%, 12/31/2024(e)(f)(h)	$15,620	20,455

Sector Re V Ltd. (Multinational), Series 2019-1, Class A, Catastrophe Linked Notes, 0.00%, 03/01/2024(e)(f)(h)	1,228,541	659,154

Total Event-Linked Bonds (Cost $1,244,162)		679,609

	Shares
Money Market Funds–4.10%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(i)	15,467,248	15,467,248

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(c)(i)	11,043,995	11,047,308

Invesco Treasury Portfolio, Institutional Class, 4.77%(c)(i)	17,676,854	17,676,854

Total Money Market Funds (Cost $44,191,679)		44,191,410

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.49% (Cost $977,835,791)		1,082,480,303

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.39%
Invesco Private Government Fund, 4.83%(c)(i)(j)	1,161,426	1,161,426

Invesco Private Prime Fund, 4.99%(c)(i)(j)	2,986,525	2,986,525

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,147,951)		4,147,951

TOTAL INVESTMENTS IN SECURITIES–100.88% (Cost $981,983,742)		1,086,628,254

OTHER ASSETS LESS LIABILITIES–(0.88)%		(9,462,739)

NET ASSETS–100.00%		$1,077,165,515

Investment Abbreviations:

ADR	-	American Depositary Receipt
CDI	-	CREST Depository Interest
CPO	-	Certificates of Ordinary Participation
ETF	-	Exchange-Traded Fund
GDR	-	Global Depositary Receipt
Pfd.	-	Preferred
Wts.	-	Warrants

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco BulletShares 2023 Corporate Bond ETF	$136,622,570	$-	$(137,073,790)	$261,980	$189,240	$-	$63,124
Invesco BulletShares 2025 Corporate Bond ETF	-	137,045,944	-	1,500,752	-	138,546,696	745,055
Invesco Emerging Markets Sovereign Debt ETF	-	31,591,416	(32,341,880)	-	750,464	-	682,388
Invesco High Yield Bond Factor ETF	22,644,420	-	(107,729)	667,249	-	23,203,940	788,288
Invesco International Developed Dynamic Multifactor ETF	91,450,714	20,568,491	-	29,423,209	-	141,442,414	1,343,363
Invesco Russell 1000® Dynamic Multifactor ETF	207,235,310	-	(10,526,566)	18,747,942	3,978,696	219,435,382	1,888,548
Invesco Russell 2000® Dynamic Multifactor ETF	56,866,274	-	-	(1,703,738)	-	55,162,536	439,532
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	5,265,568	69,916,223	(59,714,545)	2	-	15,467,248	348,677
Invesco Liquid Assets Portfolio, Institutional Class	3,771,624	49,940,159	(42,663,718)	(366)	(391)	11,047,308	258,919
Invesco Treasury Portfolio, Institutional Class	6,017,793	79,904,255	(68,245,194)	-	-	17,676,854	398,005
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,044,769	117,439,912	(120,323,255)	-	-	1,161,426	126,833	*
Invesco Private Prime Fund	10,398,787	248,545,251	(255,959,441)	(572)	2,500	2,986,525	364,928	*
Investments in Other Affiliates:
Lion Rock Re Ltd.	23,596	-	-	13,904	(37,500)	-	-
Total	$544,341,425	$754,951,651	$(726,956,118)	$48,910,362	$4,883,009	$626,130,329	$7,447,660

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	Non-income producing security.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $8,433,869, which represented less than 1% of the Fund’s Net Assets.

(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(h)	Zero coupon bond issued at a discount.
(i)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Equity Risk
E-Mini S&P 500 Index	753	June-2023	$157,697,025	$6,907,139	$6,907,139

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Allocation Fund

Open Futures Contracts(a)–(continued)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes	986	June-2023	$108,205,797	$2,272,422	$2,272,422

U.S. Treasury 10 Year Notes	716	June-2023	82,485,437	2,606,688	2,606,688

U.S. Treasury Ultra Bonds	214	June-2023	30,260,938	1,393,875	1,393,875

Subtotal				6,272,985	6,272,985

Subtotal–Long Futures Contracts				13,180,124	13,180,124

Short Futures Contracts

Equity Risk

E-Mini Russell 2000 Index	613	June-2023	(54,397,620)	(459,655)	(459,655)

MSCI Emerging Markets Index	654	June-2023	(32,183,340)	(848,747)	(848,747)

Nikkei 225 Index	8	June-2023	(1,695,182)	(36,586)	(36,586)

S&P/TSX 60 Index	4	June-2023	(737,203)	(13,256)	(13,256)

SPI 200 Index	6	June-2023	(726,348)	(3,732)	(3,732)

STOXX Europe 600 Index	2,044	June-2023	(52,264,262)	(1,355,728)	(1,355,728)

Subtotal–Short Futures Contracts				(2,717,704)	(2,717,704)

Total Futures Contracts				$10,462,420	$10,462,420

(a)	Futures contracts collateralized by $3,000,021 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

06/21/2023	Bank of America, N.A.	KRW	34,360,100,000	USD	26,230,285	$474,082

06/21/2023	Bank of America, N.A.	NZD	23,375,000	USD	14,511,231	58,979

06/21/2023	Bank of America, N.A.	TWD	522,695,000	USD	17,290,605	228,784

06/21/2023	Bank of America, N.A.	USD	205,504	DKK	1,425,000	5,858

06/21/2023	Bank of America, N.A.	USD	16,307,893	IDR	250,000,000,000	722,577

06/21/2023	Bank of America, N.A.	USD	13,806,003	SEK	144,475,000	317,912

06/02/2023	Barclays Bank PLC	USD	3,631,368	BRL	19,190,000	192,658

06/21/2023	Barclays Bank PLC	CNY	208,690,000	USD	30,289,607	32,547

06/21/2023	Barclays Bank PLC	USD	1,271,481	MYR	5,660,000	5,162

06/21/2023	Barclays Bank PLC	USD	12,768,475	PLN	56,520,000	774,429

06/21/2023	BNP Paribas S.A.	USD	6,759,396	CAD	9,205,000	41,470

06/21/2023	Citibank N.A.	USD	1,172,091	THB	40,430,000	17,600

06/22/2023	Citibank N.A.	CLP	513,000,000	USD	632,709	1,413

06/21/2023	Deutsche Bank AG	AUD	5,970,000	USD	4,028,624	69,838

06/21/2023	Deutsche Bank AG	JPY	2,296,820,000	USD	17,104,006	117,997

06/21/2023	Deutsche Bank AG	USD	15,270,120	HUF	5,563,210,000	916,882

06/21/2023	Deutsche Bank AG	USD	1,346,709	ZAR	25,010,000	14,421

06/02/2023	Goldman Sachs International	USD	13,058,840	BRL	69,078,000	706,458

06/21/2023	Goldman Sachs International	AUD	12,140,000	USD	8,089,890	39,695

06/21/2023	Goldman Sachs International	USD	421,638	MYR	1,880,000	2,406

06/21/2023	HSBC Bank USA	USD	424,562	PEN	1,620,000	11,178

06/21/2023	J.P. Morgan Chase Bank, N.A.	CNY	11,600,000	USD	1,691,584	9,750

06/21/2023	J.P. Morgan Chase Bank, N.A.	JPY	332,000,000	USD	2,465,506	10,218

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	15,200,211	COP	73,552,300,000	283,593

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	436,414	CZK	9,830,000	22,883

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	1,266,295	INR	104,620,000	10,538

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	2,406,985	PLN	10,720,000	161,662

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Allocation Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

06/21/2023	Morgan Stanley and Co. International PLC	HKD	24,820,000	USD	3,174,363	$5,946

06/21/2023	Morgan Stanley and Co. International PLC	USD	18,132,327	EUR	17,100,000	762,881

06/21/2023	Morgan Stanley and Co. International PLC	USD	18,171,159	GBP	15,325,000	1,108,367

06/21/2023	Standard Chartered Bank PLC	USD	17,047,142	SGD	22,840,000	100,419

Subtotal–Appreciation						7,228,603

Currency Risk

06/21/2023	Bank of America, N.A.	DKK	53,110,000	USD	7,618,253	(259,258)

06/21/2023	Bank of America, N.A.	GBP	3,890,000	USD	4,659,836	(233,955)

06/21/2023	Bank of America, N.A.	NOK	11,320,000	USD	1,052,499	(12,267)

06/21/2023	Bank of America, N.A.	SEK	38,840,000	USD	3,716,002	(81,007)

06/21/2023	Bank of America, N.A.	THB	476,430,000	USD	13,927,647	(91,757)

06/21/2023	Bank of America, N.A.	USD	15,315,801	NOK	159,850,000	(280,211)

06/21/2023	Barclays Bank PLC	CHF	4,670,000	USD	5,013,112	(240,943)

06/21/2023	BNP Paribas S.A.	EUR	2,480,000	USD	2,646,865	(93,493)

06/21/2023	BNP Paribas S.A.	INR	590,000,000	USD	7,152,816	(47,826)

06/21/2023	BNP Paribas S.A.	USD	8,871,061	KRW	11,500,000,000	(250,704)

06/22/2023	BNP Paribas S.A.	CLP	11,730,000,000	USD	14,015,174	(419,712)

06/21/2023	Citibank N.A.	DKK	14,000,000	USD	2,006,947	(69,595)

06/21/2023	Citibank N.A.	IDR	5,008,000,000	USD	323,556	(17,598)

06/21/2023	Deutsche Bank AG	USD	14,780,738	TWD	446,600,000	(202,811)

06/21/2023	Goldman Sachs International	CHF	16,620,000	USD	18,047,321	(651,265)

06/21/2023	Goldman Sachs International	USD	11,106,408	TWD	335,880,000	(142,606)

06/21/2023	J.P. Morgan Chase Bank, N.A.	CAD	9,480,000	USD	6,976,569	(27,473)

06/21/2023	J.P. Morgan Chase Bank, N.A.	GBP	3,560,000	USD	4,319,334	(159,302)

06/21/2023	J.P. Morgan Chase Bank, N.A.	ILS	5,030,000	USD	1,377,068	(11,243)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	29,902,266	CNY	205,170,000	(155,556)

06/21/2023	Morgan Stanley and Co. International PLC	AUD	9,780,000	USD	6,482,673	(2,575)

06/21/2023	Morgan Stanley and Co. International PLC	EUR	6,970,000	USD	7,430,108	(271,623)

06/21/2023	Morgan Stanley and Co. International PLC	MXN	81,505,000	USD	4,437,683	(50,138)

06/21/2023	Morgan Stanley and Co. International PLC	PHP	841,900,000	USD	15,178,942	(15,791)

06/21/2023	Morgan Stanley and Co. International PLC	SGD	1,710,000	USD	1,272,718	(11,097)

06/21/2023	Morgan Stanley and Co. International PLC	USD	17,652,633	JPY	2,314,000,000	(539,570)

06/21/2023	Morgan Stanley and Co. International PLC	USD	3,609,597	KRW	4,690,000,000	(93,990)

06/21/2023	Morgan Stanley and Co. International PLC	USD	1,780,830	ZAR	32,650,000	(3,905)

06/21/2023	Royal Bank of Canada	CAD	3,610,000	USD	2,626,259	(40,892)

05/02/2023	State Street Bank & Trust Co.	PHP	106,876	USD	1,915	(15)

05/03/2023	State Street Bank & Trust Co.	PHP	106,655	USD	1,919	(7)

06/21/2023	UBS AG	USD	3,242,751	HKD	25,355,000	(6,039)

Subtotal–Depreciation						(4,484,224)

Total Forward Foreign Currency Contracts						$2,744,379

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

								Upfront
			Floating					Payments		Unrealized
	Pay/		Rate	Payment	Number of			Paid		Appreciation
Counterparty	Receive	Reference Entity	Index	Frequency	Contracts	Maturity Date	Notional Value	(Received)	Value	(Depreciation)

Equity Risk

Goldman Sachs International	Pay	MSCI ACWI Daily Total Return Net ex USA	SOFR + 0.01%	Quarterly	389,000	May–2023	USD 102,551,681	$–	$3,644,928	$3,644,928

J.P. Morgan Chase Bank, N.A.	Receive	Russell Midcap Growth Total Return Index	SOFR + 0.22%	Monthly	11,200	September–2023	USD 50,009,590	–	684,766	684,766

Subtotal – Appreciation								–	4,329,694	4,329,694

Equity Risk

Goldman Sachs International	Receive	MSCI ACWI ex USA Growth Net Total Return Index	SOFR + 0.27%	Quarterly	399,000	May–2023	USD 101,342,010	–	(4,995,480)	(4,995,480)

Total – Total Return Swap Agreements								$–	$(665,786)	$(665,786)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $2,450,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
ILS	–Israel Shekel
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
THB	–Thai Baht
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Allocation Fund

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2023

Exchange-Traded Funds	53.64%

Common Stocks & Other Equity Interests	21.36

U.S. Treasury Securities	21.25

Security Types Each Less Than 1% of Portfolio	0.14

Money Market Funds Plus Other Assets Less Liabilities	3.61

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Allocation Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $443,529,878)*	$460,497,925

Investments in affiliates, at value (Cost $538,453,864)	626,130,329

Other investments:
Variation margin receivable – futures contracts	6,102,600

Swaps receivable – OTC	867,596

Unrealized appreciation on swap agreements – OTC	4,329,694

Unrealized appreciation on forward foreign currency contracts outstanding	7,228,603

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	3,000,021

Cash collateral – OTC Derivatives	2,450,000

Cash	3,869,763

Foreign currencies, at value (Cost $868,841)	869,145

Receivable for:
Investments sold	1,243,031

Fund shares sold	411,979

Dividends	953,256

Interest	1,552,551

Investment for trustee deferred compensation and retirement plans	229,261

Other assets	19,472

Total assets	1,119,755,226

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	4,484,224

Swaps payable - OTC	820,755

Unrealized depreciation on swap agreements–OTC	4,995,480

Payable for:
Investments purchased	1,599,024

Fund shares reacquired	24,967,201

Accrued foreign taxes	465,847

Collateral upon return of securities loaned	4,147,951

Accrued fees to affiliates	630,407

Accrued other operating expenses	108,416

Trustee deferred compensation and retirement plans	370,406

Total liabilities	42,589,711

Net assets applicable to shares outstanding	$1,077,165,515

Net assets consist of:
Shares of beneficial interest	$1,037,798,771

Distributable earnings	39,366,744

$1,077,165,515

Net Assets:
Class A	$923,216,460

Class C	$50,097,547

Class R	$34,127,240

Class Y	$53,699,288

Class R5	$10,360

Class R6	$16,014,620

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	51,742,809

Class C	3,027,328

Class R	1,974,543

Class Y	3,000,229

Class R5	576

Class R6	891,658

Class A:
Net asset value per share	$17.84

Maximum offering price per share
(Net asset value of $17.84 ÷ 94.50%)	$18.88

Class C:
Net asset value and offering price per share	$16.55

Class R:
Net asset value and offering price per share	$17.28

Class Y:
Net asset value and offering price per share	$17.90

Class R5:
Net asset value and offering price per share	$17.99

Class R6:
Net asset value and offering price per share	$17.96

*	At April 30, 2023, securities with an aggregate value of $4,082,115 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Allocation Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Interest	$4,040,738

Dividends (net of foreign withholding taxes of $195,324)	3,656,661

Dividends from affiliates (includes net securities lending income of $132,056)	7,087,955

Total investment income	14,785,354

Expenses:
Advisory fees	4,149,081

Administrative services fees	76,509

Custodian fees	85,267

Distribution fees:
Class A	1,109,802

Class C	249,264

Class R	81,632

Transfer agent fees – A, C, R and Y	881,204

Transfer agent fees – R5	2

Transfer agent fees – R6	5,664

Trustees’ and officers’ fees and benefits	26,241

Registration and filing fees	55,860

Reports to shareholders	49,148

Professional services fees	57,146

Other	20,087

Total expenses	6,846,907

Less: Fees waived and/or expense offset arrangement(s)	(518,743)

Net expenses	6,328,164

Net investment income	8,457,190

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $36,929)	(30,979,095)

Affiliated investment securities	4,883,009

Foreign currencies	(166,645)

Forward foreign currency contracts	2,381,212

Futures contracts	(4,772,280)

Swap agreements	(3,104,324)

(31,758,123)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $34,378)	92,404,063

Affiliated investment securities	48,910,362

Foreign currencies	(2,483,468)

Forward foreign currency contracts	(937,030)

Futures contracts	9,048,537

Swap agreements	(593,640)

146,348,824

Net realized and unrealized gain	114,590,701

Net increase in net assets resulting from operations	$123,047,891

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:
Net investment income	$8,457,190	$16,086,876

Net realized gain (loss)	(31,758,123)	(465,179)

Change in net unrealized appreciation (depreciation)	146,348,824	(271,277,739)

Net increase (decrease) in net assets resulting from operations	123,047,891	(255,656,042)

Distributions to shareholders from distributable earnings:
Class A	(47,881,927)	(146,614,587)

Class C	(2,520,753)	(9,123,275)

Class R	(1,702,221)	(5,093,988)

Class Y	(2,864,646)	(9,300,035)

Class R5	(683)	(2,002)

Class R6	(2,193,824)	(5,849,031)

Total distributions from distributable earnings	(57,164,054)	(175,982,918)

Share transactions–net:
Class A	5,276,201	49,715,808

Class C	(2,576,076)	(471,104)

Class R	1,055,295	3,926,613

Class Y	695,996	(719,309)

Class R5	(1,582)	484

Class R6	(22,804,302)	5,423,105

Net increase (decrease) in net assets resulting from share transactions	(18,354,468)	57,875,597

Net increase (decrease) in net assets	47,529,369	(373,763,363)

Net assets:
Beginning of period	1,029,636,146	1,403,399,509

End of period	$1,077,165,515	$1,029,636,146

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Allocation Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$16.79	$0.14	$ 1.85	$ 1.99	$(0.94)	$ -	$(0.94)	$17.84	12.22%	$ 923,216	1.17	%(e)	1.27	%(e)	1.62	%(e)	53%
Year ended 10/31/22	23.79	0.26	(4.25)	(3.99)	(0.47)	(2.54)	(3.01)	16.79	(19.06)	862,663	1.15		1.23		1.36		151
Year ended 10/31/21	18.75	0.22	4.82	5.04	-	-	-	23.79	26.88	1,173,186	1.15		1.25		1.01		51
Year ended 10/31/20	18.21	0.15	0.39	0.54	-	-	-	18.75	2.97	999,336	1.20		1.32		0.85		82
Year ended 10/31/19	18.48	0.13	1.16	1.29	(0.39)	(1.17)	(1.56)	18.21	8.05	1,093,027	1.21		1.31		0.75		52
Year ended 10/31/18	19.48	0.21	(1.21)	(1.00)	(0.00)	-	(0.00)	18.48	(5.12)	1,050,082	1.25		1.32		1.06		151
Class C
Six months ended 04/30/23	15.56	0.07	1.72	1.79	(0.80)	-	(0.80)	16.55	11.80	50,098	1.92	(e)	2.02	(e)	0.87	(e)	53
Year ended 10/31/22	22.23	0.11	(3.95)	(3.84)	(0.29)	(2.54)	(2.83)	15.56	(19.63)	49,615	1.90		1.98		0.61		151
Year ended 10/31/21	17.66	0.05	4.52	4.57	-	-	-	22.23	25.88	72,605	1.90		2.00		0.26		51
Year ended 10/31/20	17.28	0.02	0.36	0.38	-	-	-	17.66	2.20	77,710	1.95		2.07		0.10		82
Year ended 10/31/19	17.59	0.00	1.10	1.10	(0.24)	(1.17)	(1.41)	17.28	7.22	92,142	1.96		2.06		0.00		52
Year ended 10/31/18	18.67	0.06	(1.14)	(1.08)	-	-	-	17.59	(5.84)	209,903	2.01		2.08		0.31		151
Class R
Six months ended 04/30/23	16.27	0.11	1.80	1.91	(0.90)	-	(0.90)	17.28	12.05	34,127	1.42	(e)	1.52	(e)	1.37	(e)	53
Year ended 10/31/22	23.13	0.20	(4.11)	(3.91)	(0.41)	(2.54)	(2.95)	16.27	(19.22)	31,034	1.40		1.48		1.11		151
Year ended 10/31/21	18.28	0.16	4.69	4.85	-	-	-	23.13	26.53	39,793	1.40		1.50		0.76		51
Year ended 10/31/20	17.79	0.11	0.38	0.49	-	-	-	18.28	2.75	34,012	1.45		1.57		0.60		82
Year ended 10/31/19	18.10	0.09	1.11	1.20	(0.34)	(1.17)	(1.51)	17.79	7.68	38,552	1.46		1.56		0.50		52
Year ended 10/31/18	19.12	0.16	(1.18)	(1.02)	-	-	-	18.10	5.34	39,909	1.50		1.57		0.82		151
Class Y
Six months ended 04/30/23	16.87	0.16	1.86	2.02	(0.99)	-	(0.99)	17.90	12.36	53,699	0.92	(e)	1.02	(e)	1.87	(e)	53
Year ended 10/31/22	23.89	0.31	(4.26)	(3.95)	(0.53)	(2.54)	(3.07)	16.87	(18.84)	49,841	0.90		0.98		1.61		151
Year ended 10/31/21	18.78	0.28	4.83	5.11	-	-	-	23.89	27.21	72,519	0.90		1.00		1.26		51
Year ended 10/31/20	18.21	0.20	0.38	0.58	(0.01)	-	(0.01)	18.78	3.27	65,397	0.95		1.07		1.10		82
Year ended 10/31/19	18.49	0.18	1.14	1.32	(0.43)	(1.17)	(1.60)	18.21	8.27	74,260	0.96		1.06		0.99		52
Year ended 10/31/18	19.47	0.26	(1.21)	(0.95)	(0.03)	-	(0.03)	18.49	(4.88)	114,493	1.01		1.08		1.31		151
Class R5
Six months ended 04/30/23	16.96	0.17	1.88	2.05	(1.02)	-	(1.02)	17.99	12.45	10	0.79	(e)	0.88	(e)	2.00	(e)	53
Year ended 10/31/22	24.02	0.33	(4.29)	(3.96)	(0.56)	(2.54)	(3.10)	16.96	(18.77)	11	0.78		0.86		1.73		151
Year ended 10/31/21	18.85	0.32	4.85	5.17	-	-	-	24.02	27.43	15	0.76		0.86		1.40		51
Year ended 10/31/20	18.24	0.24	0.39	0.63	(0.02)	-	(0.02)	18.85	3.45	11	0.76		0.87		1.29		82
Period ended 10/31/19(f)	17.36	0.09	0.79	0.88	-	-	-	18.24	5.07	11	0.85	(e)	0.93	(e)	1.11	(e)	52
Class R6
Six months ended 04/30/23	16.93	0.17	1.88	2.05	(1.02)	-	(1.02)	17.96	12.47	16,015	0.79	(e)	0.88	(e)	2.00	(e)	53
Year ended 10/31/22	23.98	0.33	(4.28)	(3.95)	(0.56)	(2.54)	(3.10)	16.93	(18.77)	36,473	0.78		0.86		1.73		151
Year ended 10/31/21	18.83	0.31	4.84	5.15	-	-	-	23.98	27.35	45,281	0.76		0.86		1.40		51
Year ended 10/31/20	18.22	0.24	0.39	0.63	(0.02)	-	(0.02)	18.83	3.46	36,260	0.76		0.87		1.29		82
Year ended 10/31/19	18.51	0.21	1.14	1.35	(0.47)	(1.17)	(1.64)	18.22	8.48	37,741	0.79		0.88		1.17		52
Year ended 10/31/18	19.48	0.29	(1.21)	(0.92)	(0.05)	-	(0.05)	18.51	(4.75)	33,300	0.84		0.91		1.48		151

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.15%, 0.17%, 0.14%, 0.08% and 0.02% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Allocation Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

19	Invesco Global Allocation Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt

20	Invesco Global Allocation Fund

securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, the Fund paid the Adviser $14,615 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Consolidated Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s

21	Invesco Global Allocation Fund

net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity.

22	Invesco Global Allocation Fund

Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $1.0 billion	0.800%

Next $2 billion	0.760%

Next $1 billion	0.710%

Next $1 billion	0.660%

Next $1 billion	0.600%

Next $1 billion	0.550%

Next $2 billion	0.500%

Over $9 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.78%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $483,441.

23	Invesco Global Allocation Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $36,193 in front-end sales commissions from the sale of Class A shares and $3,832 and $662 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	- Prices are determined using quoted prices in an active market for identical assets.
Level 2

-  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

-  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Exchange-Traded Funds	$577,790,968	$–	$–	$577,790,968

Common Stocks & Other Equity Interests	111,405,072	118,177,987	539,952	230,123,011

U.S. Treasury Securities	–	228,891,395	–	228,891,395

Preferred Stocks	–	–	803,910	803,910

Event-Linked Bonds	–	–	679,609	679,609

Money Market Funds	44,191,410	4,147,951	–	48,339,361

Total Investments in Securities	733,387,450	351,217,333	2,023,471	1,086,628,254

Other Investments - Assets*

Futures Contracts	13,180,124	–	–	13,180,124

Forward Foreign Currency Contracts	–	7,228,603	–	7,228,603

Swap Agreements	–	4,329,694	–	4,329,694

	13,180,124	11,558,297	–	24,738,421

24	Invesco Global Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(2,717,704)	$–	$–	$(2,717,704)

Forward Foreign Currency Contracts	–	(4,484,224)	–	(4,484,224)

Swap Agreements	–	(4,995,480)	–	(4,995,480)

	(2,717,704)	(9,479,704)	–	(12,197,408)

Total Other Investments	10,462,420	2,078,593	–	12,541,013

Total Investments	$743,849,870	$353,295,926	$2,023,471	$1,099,169,267

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$6,907,139	$6,272,985	$13,180,124

Unrealized appreciation on forward foreign currency contracts outstanding	7,228,603	–	–	7,228,603

Unrealized appreciation on swap agreements – OTC	–	4,329,694	–	4,329,694

Total Derivative Assets	7,228,603	11,236,833	6,272,985	24,738,421

Derivatives not subject to master netting agreements	–	(6,907,139)	(6,272,985)	(13,180,124)

Total Derivative Assets subject to master netting agreements	$7,228,603	$4,329,694	$–	$11,558,297

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(2,717,704)	$(2,717,704)

Unrealized depreciation on forward foreign currency contracts outstanding	(4,484,224)	–	(4,484,224)

Unrealized depreciation on swap agreements – OTC	–	(4,995,480)	(4,995,480)

Total Derivative Liabilities	(4,484,224)	(7,713,184)	(12,197,408)

Derivatives not subject to master netting agreements	–	2,717,704	2,717,704

Total Derivative Liabilities subject to master netting agreements	$(4,484,224)	$(4,995,480)	$(9,479,704)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

25	Invesco Global Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$1,808,192	$–	$1,808,192	$(958,455)	$–	$(958,455)	$849,737	$–	$(790,000)	$59,737

Barclays Bank PLC	1,004,796	–	1,004,796	(240,943)	–	(240,943)	763,853	–	(590,000)	173,853

BNP Paribas S.A.	41,470	–	41,470	(811,735)	–	(811,735)	(770,265)	–	700,000	(70,265)

Citibank N.A.	19,013	–	19,013	(87,193)	–	(87,193)	(68,180)	–	–	(68,180)

Deutsche Bank AG	1,119,138	–	1,119,138	(202,811)	–	(202,811)	916,327	(354,557)	–	561,770

Goldman Sachs International	748,559	4,407,921	5,156,480	(793,871)	(5,816,235)	(6,610,106)	(1,453,626)	–	1,453,626	–

HSBC Bank USA	11,178	–	11,178	–	–	–	11,178	–	–	11,178

J.P. Morgan Chase Bank, N.A.	498,644	789,369	1,288,013	(353,574)	–	(353,574)	934,439	(934,439)	–	–

Morgan Stanley and Co. International PLC	1,877,194	–	1,877,194	(988,689)	–	(988,689)	888,505	–	–	888,505

Royal Bank of Canada	–	–	–	(40,892)	–	(40,892)	(40,892)	–	–	(40,892)

Standard Chartered Bank PLC	100,419	–	100,419	–	–	–	100,419	–	–	100,419

State Street Bank & Trust Co.	–	–	–	(22)	–	(22)	(22)	–	–	(22)

UBS AG	–	–	–	(6,039)	–	(6,039)	(6,039)	–	–	(6,039)

Total	$7,228,603	$5,197,290	$12,425,893	$(4,484,224)	$(5,816,235)	$(10,300,459)	$2,125,434	$(1,288,996)	$773,626	$1,610,064

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$2,381,212	$-	$-	$2,381,212

Futures contracts	-	(2,240,561)	(2,531,719)	(4,772,280)

Swap agreements	-	13,125,272	(16,229,596)	(3,104,324)

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	(937,030)	-	-	(937,030)

Futures contracts	-	2,775,552	6,272,985	9,048,537

Swap agreements	-	(593,640)	-	(593,640)

Total	$1,444,182	$13,066,623	$(12,488,330)	$2,022,475

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$639,246,250	$393,863,074	$274,765,329

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $35,302.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

26	Invesco Global Allocation Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$48,092,160	$1	$48,092,161

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $372,544,854 and $448,262,881, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$157,442,488

Aggregate unrealized (depreciation) of investments	(48,404,071)

Net unrealized appreciation of investments	$109,038,417

Cost of investments for tax purposes is $990,130,850.

NOTE 10–Share Information
	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,189,650	$20,408,214	1,861,609	$35,693,983

Class C	207,523	3,299,003	361,281	6,556,324

Class R	122,215	2,021,833	245,339	4,601,243

Class Y	362,619	6,166,339	445,783	8,682,723

Class R5	24	411	69	1,288

Class R6	168,651	2,897,021	299,431	5,529,328

Issued as reinvestment of dividends:
Class A	2,688,811	45,172,000	6,786,388	139,326,608

Class C	156,665	2,448,672	466,344	8,926,958

Class R	103,808	1,691,039	253,570	5,052,342

Class Y	135,028	2,273,865	361,963	7,459,544

Class R5	6	97	10	217

Class R6	127,802	2,158,573	277,815	5,733,961

Automatic conversion of Class C shares to Class A shares:
Class A	144,401	2,484,331	268,532	5,035,795

Class C	(155,597)	(2,484,331)	(288,672)	(5,035,795)

27	Invesco Global Allocation Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(3,658,477)	$(62,788,344)	(6,855,559)	$(130,340,578)

Class C	(370,633)	(5,839,420)	(615,204)	(10,918,591)

Class R	(159,252)	(2,657,577)	(311,209)	(5,726,972)

Class Y	(452,391)	(7,744,208)	(888,313)	(16,861,576)

Class R5	(117)	(2,090)	(56)	(1,021)

Class R6	(1,558,679)	(27,859,896)	(311,642)	(5,840,184)

Net increase (decrease) in share activity	(947,943)	$(18,354,468)	2,357,479	$57,875,597

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Global Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,125.60	$6.17	$1,018.99	$5.86	1.17%
Class C	1,000.00	1,121.60	10.10	1,015.27	9.59	1.92
Class R	1,000.00	1,123.90	7.48	1,017.75	7.10	1.42
Class Y	1,000.00	1,126.90	4.85	1,020.23	4.61	0.92
Class R5	1,000.00	1,127.80	4.17	1,020.88	3.96	0.79
Class R6	1,000.00	1,128.00	4.17	1,020.88	3.96	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

29	Invesco Global Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLAL-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Global Infrastructure Fund

Nasdaq:

A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.22%
Class C Shares	8.73
Class R Shares	9.00
Class Y Shares	9.26
Class R5 Shares	9.26
Class R6 Shares	9.26
MSCI World Index▼ (Broad Market Index)	12.26
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	10.12
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	10.19

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (5/2/14)	3.82%
5 Years	4.51
1 Year	-8.88
Class C Shares
Inception (5/2/14)	3.76%
5 Years	4.88
1 Year	-5.30
Class R Shares
Inception (5/2/14)	4.20%
5 Years	5.41
1 Year	-3.92
Class Y Shares
Inception (5/2/14)	4.73%
5 Years	5.96
1 Year	-3.33
Class R5 Shares
Inception (5/2/14)	4.73%
5 Years	5.96
1 Year	-3.40
Class R6 Shares
Inception (5/2/14)	4.73%
5 Years	5.97
1 Year	-3.33

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Global Infrastructure Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Global Infrastructure Fund

Schedule of Investments

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.94%
Australia–4.64%
Transurban Group	548,339	$5,443,130

Brazil–0.28%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	35,615	329,439

Canada–9.99%
Canadian National Railway Co.	15,352	1,829,980

Enbridge, Inc.	88,473	3,517,763

Gibson Energy, Inc.	209,026	3,546,893

Hydro One Ltd.(a)	22,397	655,949

TC Energy Corp.	52,030	2,162,460

		11,713,045

China–3.81%
China Gas Holdings Ltd.	311,800	400,744

China Resources Gas Group Ltd.	343,000	1,085,002

Kunlun Energy Co. Ltd.	1,166,000	1,081,887

Yuexiu Transport Infrastructure Ltd.	3,482,000	1,902,566

		4,470,199

Denmark–2.09%
Orsted A/S(a)	27,239	2,448,105

France–7.44%
Vinci S.A.	70,490	8,728,598

Hong Kong–2.22%
CLP Holdings Ltd.	80,500	599,976

Hong Kong & China Gas Co. Ltd. (The)	2,261,000	2,008,173

		2,608,149

Italy–4.99%
Infrastrutture Wireless Italiane S.p.A.(a)	141,111	1,962,387

Italgas S.p.A.	596,016	3,890,759

		5,853,146

Japan–0.73%
Tokyo Gas Co. Ltd.	41,800	858,337

Luxembourg–1.54%
SES S.A., FDR	291,835	1,809,098

Mexico–1.89%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	7,726	2,212,108

Netherlands–1.56%
Koninklijke Vopak N.V.	47,901	1,830,563

Portugal–2.50%
EDP - Energias de Portugal S.A.	532,630	2,938,555

Investment Abbreviations:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

	Shares	Value

Spain–1.90%
Aena SME S.A.(a)(b)	13,221	$2,232,643

United Kingdom–2.01%
SSE PLC	101,962	2,352,465

United States–49.35%
American States Water Co.	9,240	820,050

American Tower Corp.	53,953	11,027,454

California Water Service Group	61,357	3,440,901

CenterPoint Energy, Inc.	42,184	1,285,346

Cheniere Energy, Inc.	38,963	5,961,339

Crown Castle, Inc.	36,856	4,536,605

Essential Utilities, Inc.	36,588	1,562,308

Eversource Energy	81,971	6,361,769

Kinder Morgan, Inc.	244,419	4,191,786

NextEra Energy, Inc.(c)	14,692	1,125,848

NiSource, Inc.	175,080	4,982,777

PG&E Corp.(b)(c)	141,713	2,424,709

PPL Corp.	85,445	2,453,980

Sempra Energy(c)	16,050	2,495,614

Targa Resources Corp.	20,794	1,570,571

Xcel Energy, Inc.	52,116	3,643,430

		57,884,487

Total Common Stocks & Other Equity Interests (Cost $104,523,790)		113,712,067

Money Market Funds–2.62%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e)	1,074,577	1,074,577

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(d)(e)	767,167	767,397

Invesco Treasury Portfolio, Institutional Class, 4.77%(d)(e)	1,228,089	1,228,089

Total Money Market Funds (Cost $3,070,004)		3,070,063

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.56% (Cost $107,593,794)		116,782,130

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.51%
Invesco Private Government Fund, 4.83%(d)(e)(f)	824,335	824,335

Invesco Private Prime Fund, 4.99%(d)(e)(f)	2,119,717	2,119,717

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,944,052)		2,944,052

TOTAL INVESTMENTS IN SECURITIES–102.07% (Cost $110,537,846)		119,726,182

OTHER ASSETS LESS LIABILITIES–(2.07)%		(2,422,564)

NET ASSETS–100.00%		$117,303,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Global Infrastructure Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $7,299,084, which represented 6.22% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	October 31, 2022	at Cost	from Sales	(Depreciation)	(Loss)	April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 193,359	$9,509,641	$(8,628,423)	$ -	$-	$1,074,577	$ 14,458
Invesco Liquid Assets Portfolio, Institutional Class	138,164	6,792,601	(6,163,331)	17	(54)	767,397	10,141
Invesco Treasury Portfolio, Institutional Class	220,982	10,868,162	(9,861,055)	-	-	1,228,089	15,893
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	770,155	7,085,193	(7,031,013)	-	-	824,335	4,672*
Invesco Private Prime Fund	1,980,320	17,420,643	(17,282,290)	(1)	1,045	2,119,717	13,100*
Total	$3,302,980	$51,676,240	$(48,966,112)	$16	$991	$6,014,115	$ 58,264

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Portfolio Composition

By infrastructure sector, based on Net Assets

as of April 30, 2023

Midstream Services	28.08%
Towers	23.16
Gas Utilities	22.77
Electric Utilities	8.31
Diversified	3.97
Water Utilities	2.94
Freight Logistics	2.66
Airports	2.53
Tolls	2.49
Infrastructure Sectors each less than 2.0% of net assets	2.24
Money Market Funds Plus Other Assets Less Liabilities	0.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $104,523,790)*	$113,712,067

Investments in affiliated money market funds, at value (Cost $6,014,056)	6,014,115

Cash	7

Foreign currencies, at value (Cost $294,201)	294,415

Receivable for:
Investments sold	724,262

Fund shares sold	27,048

Dividends	317,024

Investment for trustee deferred compensation and retirement plans	22,944

Other assets	74,136

Total assets	121,186,018

Liabilities:
Payable for:
Investments purchased	700,859

Fund shares reacquired	34,367

Collateral upon return of securities loaned	2,944,052

Accrued fees to affiliates	146,747

Accrued other operating expenses	33,431

Trustee deferred compensation and retirement plans	22,944

Total liabilities	3,882,400

Net assets applicable to shares outstanding	$117,303,618

Net assets consist of:
Shares of beneficial interest	$110,860,232

Distributable earnings	6,443,386

$117,303,618

Net Assets:
Class A	$21,880,650

Class C	$3,520,274

Class R	$5,699,030

Class Y	$25,601,507

Class R5	$126,951

Class R6	$60,475,206

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,819,524

Class C	293,251

Class R	474,352

Class Y	2,128,493

Class R5	10,543

Class R6	5,024,485

Class A:
Net asset value per share	$12.03

Maximum offering price per share (Net asset value of $12.03 ÷ 94.50%)	$12.73

Class C:
Net asset value and offering price per share	$12.00

Class R:
Net asset value and offering price per share	$12.01

Class Y:
Net asset value and offering price per share	$12.03

Class R5:
Net asset value and offering price per share	$12.04

Class R6:
Net asset value and offering price per share	$12.04

*	At April 30, 2023, securities with an aggregate value of $2,890,230 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Infrastructure Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $175,732)	$1,970,224

Dividends from affiliated money market funds (includes net securities lending income of $1,514)	42,006

Total investment income	2,012,230

Expenses:
Advisory fees	484,272

Administrative services fees	8,372

Custodian fees	8,154

Distribution fees:
Class A	27,533

Class C	17,046

Class R	13,967

Transfer agent fees – A, C, R and Y	158,777

Transfer agent fees – R5	64

Transfer agent fees – R6	8,706

Trustees’ and officers’ fees and benefits	6,652

Registration and filing fees	41,951

Reports to shareholders	7,315

Professional services fees	30,683

Other	7,086

Total expenses	820,578

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(186,012)

Net expenses	634,566

Net investment income	1,377,664

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	606,535

Affiliated investment securities	991

Foreign currencies	(7,018)

600,508

Change in net unrealized appreciation of:
Unaffiliated investment securities	8,159,666

Affiliated investment securities	16

Foreign currencies	608

8,160,290

Net realized and unrealized gain	8,760,798

Net increase in net assets resulting from operations	$10,138,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income	$1,377,664	$2,411,199

Net realized gain	600,508	1,570,917

Change in net unrealized appreciation (depreciation)	8,160,290	(17,458,439)

Net increase (decrease) in net assets resulting from operations	10,138,462	(13,476,323)

Distributions to shareholders from distributable earnings:
Class A	(212,749)	(425,602)

Class C	(19,190)	(38,107)

Class R	(45,648)	(90,182)

Class Y	(269,918)	(598,947)

Class R5	(1,390)	(2,384)

Class R6	(625,495)	(1,341,029)

Total distributions from distributable earnings	(1,174,390)	(2,496,251)

Share transactions–net:
Class A	(2,585,859)	5,208,346

Class C	76,381	486,101

Class R	7,296	757,000

Class Y	(3,247,522)	8,939,989

Class R5	(7,812)	107,632

Class R6	1,433,056	(5,267,234)

Net increase (decrease) in net assets resulting from share transactions	(4,324,460)	10,231,834

Net increase (decrease) in net assets	4,639,612	(5,740,740)

Net assets:
Beginning of period	112,664,006	118,404,746

End of period	$117,303,618	$112,664,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Infrastructure Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$11.12	$0.13		$0.89	$1.02	$(0.11)	$ –	$ –	$(0.11)	$12.03	9.22%	$21,881	1.25	%(d)	1.84	%(d)	2.24	%(d)	95%
Year ended 10/31/22	12.70	0.22		(1.57)	(1.35)	(0.23)	–	–	(0.23)	11.12	(10.74)	22,737	1.25		1.47		1.81		127
Year ended 10/31/21	10.23	0.20	(e)	2.46	2.66	(0.19)	–	–	(0.19)	12.70	26.22	20,774	1.29		1.62		1.65	(e)	103
Year ended 10/31/20	11.88	0.19		(1.38)	(1.19)	(0.20)	(0.26)	–	(0.46)	10.23	(10.28)	12,198	1.28		1.58		1.77		244
Year ended 10/31/19	10.01	0.19		1.85	2.04	(0.17)	–	–	(0.17)	11.88	20.55	8,918	1.28		2.35		1.77		106
Year ended 10/31/18	10.74	0.18		(0.45)	(0.27)	(0.19)	(0.25)	(0.02)	(0.46)	10.01	(2.65)	8,098	1.28		2.56		1.76		114
Class C
Six months ended 04/30/23	11.10	0.09		0.88	0.97	(0.07)	–	–	(0.07)	12.00	8.73	3,520	2.00	(d)	2.59	(d)	1.49	(d)	95
Year ended 10/31/22	12.67	0.13		(1.56)	(1.43)	(0.14)	–	–	(0.14)	11.10	(11.38)	3,187	2.00		2.22		1.06		127
Year ended 10/31/21	10.21	0.11	(e)	2.46	2.57	(0.11)	–	–	(0.11)	12.67	25.23	3,178	2.04		2.37		0.90	(e)	103
Year ended 10/31/20	11.85	0.11		(1.37)	(1.26)	(0.12)	(0.26)	–	(0.38)	10.21	(10.94)	2,130	2.03		2.33		1.02		244
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	–	(0.09)	11.85	19.60	1,191	2.03		3.10		1.02		106
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.25)	(0.01)	(0.39)	9.99	(3.39)	1,579	2.03		3.31		1.01		114
Class R
Six months ended 04/30/23	11.11	0.12		0.88	1.00	(0.10)	–	–	(0.10)	12.01	9.00	5,699	1.50	(d)	2.09	(d)	1.99	(d)	95
Year ended 10/31/22	12.69	0.19		(1.57)	(1.38)	(0.20)	–	–	(0.20)	11.11	(10.99)	5,267	1.50		1.72		1.56		127
Year ended 10/31/21	10.22	0.17	(e)	2.47	2.64	(0.17)	–	–	(0.17)	12.69	25.93	5,241	1.54		1.87		1.40	(e)	103
Year ended 10/31/20	11.87	0.16		(1.37)	(1.21)	(0.18)	(0.26)	–	(0.44)	10.22	(10.53)	3,326	1.53		1.83		1.52		244
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	–	(0.15)	11.87	20.15	495	1.53		2.60		1.52		106
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.25)	(0.01)	(0.44)	10.01	(2.80)	351	1.53		2.81		1.51		114
Class Y
Six months ended 04/30/23	11.13	0.15		0.88	1.03	(0.13)	–	–	(0.13)	12.03	9.26	25,602	1.00	(d)	1.59	(d)	2.49	(d)	95
Year ended 10/31/22	12.70	0.26		(1.56)	(1.30)	(0.27)	–	–	(0.27)	11.13	(10.44)	26,747	1.00		1.22		2.06		127
Year ended 10/31/21	10.23	0.23	(e)	2.46	2.69	(0.22)	–	–	(0.22)	12.70	26.53	21,558	1.04		1.37		1.90	(e)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.23)	(0.26)	–	(0.49)	10.23	(10.11)	11,910	1.03		1.33		2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	11,108	1.03		2.10		2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	9,775	1.03		2.31		2.01		114
Class R5
Six months ended 04/30/23	11.14	0.15		0.88	1.03	(0.13)	–	–	(0.13)	12.04	9.26	127	1.00	(d)	1.13	(d)	2.49	(d)	95
Year ended 10/31/22	12.72	0.26		(1.57)	(1.31)	(0.27)	–	–	(0.27)	11.14	(10.50)	125	1.00		1.13		2.06		127
Year ended 10/31/21	10.24	0.23	(e)	2.47	2.70	(0.22)	–	–	(0.22)	12.72	26.61	37	1.02		1.14		1.92	(e)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.11)	10	1.03		1.15		2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03		2.00		2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	10	1.03		2.19		2.01		114
Class R6
Six months ended 04/30/23	11.14	0.15		0.88	1.03	(0.13)	–	–	(0.13)	12.04	9.26	60,475	1.00	(d)	1.06	(d)	2.49	(d)	95
Year ended 10/31/22	12.71	0.26		(1.56)	(1.30)	(0.27)	–	–	(0.27)	11.14	(10.43)	54,601	1.00		1.06		2.06		127
Year ended 10/31/21	10.24	0.23	(e)	2.47	2.70	(0.23)	–	–	(0.23)	12.71	26.53	67,617	1.02		1.14		1.92	(e)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.10)	48,033	1.00		1.15		2.05		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03		2.00		2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	229	1.03		2.19		2.01		114

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.

(d)	Annualized.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends for the year ended October 31, 2021 are $0.16 and 1.31%, $0.07 and 0.56%, $0.13 and 1.06%, $0.19 and 1.56%, $0.19 and 1.58% and $0.19 and 1.58% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Infrastructure Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

11	Invesco Global Infrastructure Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower

12	Invesco Global Infrastructure Fund

did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.840%
Next $1 billion	0.800%
Next $3 billion	0.780%
Over $5 billion	0.733%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.25%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

13	Invesco Global Infrastructure Fund

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $16,771 and reimbursed class level expenses of $61,876, $9,505, $15,576, $71,820, $64 and $8,706 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $3,109 in front-end sales commissions from the sale of Class A shares and $2,595 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$5,443,130	$–	$5,443,130

Brazil	329,439	–	–	329,439

Canada	11,713,045	–	–	11,713,045

China	–	4,470,199	–	4,470,199

Denmark	–	2,448,105	–	2,448,105

France	–	8,728,598	–	8,728,598

Hong Kong	–	2,608,149	–	2,608,149

Italy	–	5,853,146	–	5,853,146

Japan	–	858,337	–	858,337

Luxembourg	–	1,809,098	–	1,809,098

Mexico	2,212,108	–	–	2,212,108

Netherlands	–	1,830,563	–	1,830,563

Portugal	–	2,938,555	–	2,938,555

Spain	–	2,232,643	–	2,232,643

United Kingdom	–	2,352,465	–	2,352,465

United States	57,884,487	–	–	57,884,487

14	Invesco Global Infrastructure Fund

	Level 1	Level 2	Level 3	Total

Money Market Funds	$3,070,063	$2,944,052	$–	$6,014,115

Total Investments	$75,209,142	$44,517,040	$–	$119,726,182

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,694.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,063,376	$–	$1,063,376

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $107,986,395 and $114,783,247, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,024,054

Aggregate unrealized (depreciation) of investments	(2,367,848)

Net unrealized appreciation of investments	$6,656,206

Cost of investments for tax purposes is $113,069,976.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	198,949	$2,356,439	737,018	$9,232,181

Class C	37,619	444,075	100,098	1,255,824

Class R	41,261	487,439	100,361	1,258,512

Class Y	511,840	6,114,584	1,771,710	22,226,181

Class R5	731	8,564	12,275	155,405

Class R6	141,936	1,677,737	383,428	5,055,554

15	Invesco Global Infrastructure Fund

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	15,476	$179,862	31,270	$379,344

Class C	1,596	18,496	3,051	36,907

Class R	3,936	45,648	7,432	90,180

Class Y	11,195	130,501	33,431	407,847

Class R5	109	1,270	177	2,132

Class R6	53,870	625,370	110,033	1,340,763

Automatic conversion of Class C shares to Class A shares:
Class A	9,666	112,995	21,247	255,114

Class C	(9,680)	(112,995)	(21,288)	(255,114)

Reacquired:
Class A	(448,338)	(5,235,155)	(381,529)	(4,658,293)

Class C	(23,274)	(273,195)	(45,643)	(551,516)

Class R	(44,759)	(525,791)	(46,910)	(591,692)

Class Y	(798,382)	(9,492,607)	(1,098,491)	(13,694,039)

Class R5	(1,498)	(17,646)	(4,183)	(49,905)

Class R6	(74,835)	(870,051)	(908,854)	(11,663,551)

Net increase (decrease) in share activity	(372,582)	$(4,324,460)	804,633	$10,231,834

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

 In addition, 49% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

16	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,092.20	$6.48	$1,018.60	$6.26	1.25%
Class C	1,000.00	1,087.30	10.35	1,014.88	9.99	2.00
Class R	1,000.00	1,090.00	7.77	1,017.36	7.50	1.50
Class Y	1,000.00	1,092.60	5.19	1,019.84	5.01	1.00
Class R5	1,000.00	1,092.60	5.19	1,019.84	5.01	1.00
Class R6	1,000.00	1,092.60	5.19	1,019.84	5.01	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Global Infrastructure Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Global Strategic Income Fund

Nasdaq:

A: OPSIX ∎ C: OSICX ∎ R: OSINX ∎ Y: OSIYX ∎ R5: GLSSX ∎ R6: OSIIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
32	Consolidated Financial Statements
35	Consolidated Financial Highlights
36	Notes to Consolidated Financial Statements
46	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.56%
Class C Shares	9.53
Class R Shares	9.77
Class Y Shares	10.07
Class R5 Shares	10.11
Class R6 Shares	10.16
Bloomberg Global Aggregate Index▼	8.92
Source(s): ▼RIMES Technologies Corp.

The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Global Strategic Income Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (10/16/89)	5.62%
10 Years	0.05
5 Years	-1.41
1 Year	-3.47

Class C Shares
Inception (5/26/95)	4.56%
10 Years	-0.14
5 Years	-1.31
1 Year	-0.68

Class R Shares
Inception (3/1/01)	3.91%
10 Years	0.26
5 Years	-0.80
1 Year	0.81

Class Y Shares
Inception (1/26/98)	4.39%
10 Years	0.76
5 Years	-0.32
1 Year	0.99

Class R5 Shares
10 Years	0.67%
5 Years	-0.21
1 Year	1.44

Class R6 Shares
Inception (1/27/12)	1.96%
10 Years	0.91
5 Years	-0.20
1 Year	1.11

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Strategic Income Fund. Note: The Fund was subsequently renamed the Invesco Global Strategic Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Global Strategic Income Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Global Strategic Income Fund

Consolidated Schedule of Investments

April 30, 2023

(Unaudited)

	Principal
	Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–35.49%(a)
Argentina–0.17%
Argentina Treasury Bond BONCER, 2.00%, 09/11/2026	ARS	215,000,000	$ 2,921,664

Australia–0.96%
New South Wales Treasury Corp., 1.75%, 03/20/2034(b)	AUD	18,095,000	9,421,549
Treasury Corp. of Victoria, 2.00%, 11/20/2037	AUD	14,000,000	6,770,735
			16,192,284

Austria–0.54%
Erste Group Bank AG, 6.50%(b)(c)(d)	EUR	4,600,000	4,819,705
4.25%(b)(c)(d)	EUR	1,800,000	1,488,652
Republic of Austria Government Bond, 2.10%, 09/20/2117(b)	EUR	3,587,000	2,888,120
			9,196,477

Belgium–0.42%
KBC Group N.V., 4.25%(b)(c)(d)	EUR	3,200,000	2,974,496
4.75%(b)(c)(d)	EUR	4,000,000	4,146,284
			7,120,780

Brazil–10.02%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2055	BRL	5,700,000	4,710,547
Series F, 10.00%, 01/01/2025	BRL	355,000,000	69,022,143
Series F, 10.00%, 01/01/2027	BRL	495,000,000	94,264,903
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(b)	BRL	8,756,213	1,571,196
			169,568,789

Canada–0.59%
Province of Ontario, 3.75%, 02/12/2053	CAD	14,000,000	10,030,111

China–0.48%
China Government Bond, 3.32%, 04/15/2052	CNY	55,000,000	8,153,778

	Principal
	Amount		Value
Colombia–2.53%
Colombian TES, Series B, 7.75%, 09/18/2030	COP	79,000,000,000	$ 13,665,590
Series B, 7.00%, 06/30/2032	COP	70,000,000,000	10,962,749
Series B, 7.25%, 10/18/2034	COP	33,425,000,000	5,070,426
Series B, 9.25%, 05/28/2042	COP	11,375,000,000	1,919,456
Series B, 7.25%, 10/26/2050	COP	85,050,000,000	11,212,412
			42,830,633

Czech Republic–0.12%
CPI Property Group S.A., 4.88%(b)(c)(d)	EUR	4,100,000	1,934,279

Egypt–0.09%
Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	2,000,000	1,422,939

France–1.43%
Accor S.A., 4.38%(b)(c)(d)	EUR	1,700,000	1,824,527
BPCE S.A., Series NC5, 1.50%, 01/13/2042(b)(c)	EUR	5,000,000	4,665,843
Electricite de France S.A., 5.38%(b)(c)(d)	EUR	5,400,000	5,725,283
French Republic Government Bond OAT, 0.00%, 05/25/2032(b)	EUR	14,000,000	12,017,508
			24,233,161

Germany–0.59%
Bayer AG, 2.38%, 11/12/2079(b)(c)	EUR	3,700,000	3,796,980
Deutsche Lufthansa AG, 4.38%, 08/12/2075(b)(c)	EUR	3,600,000	3,589,900
Nidda Healthcare Holding GmbH, 7.50%, 08/21/2026(b)	EUR	990,000	1,063,233
Volkswagen International Finance N.V., 4.63%(b)(c)(d)	EUR	1,480,000	1,558,803
			10,008,916

Greece–1.25%
Hellenic Republic Government Bond, 3.88%, 06/15/2028(b)	EUR	4,450,000	4,936,800
4.25%, 06/15/2033(b)	EUR	14,300,000	15,877,927
Series GDP, 0.00%, 10/15/2042	EUR	76,770,000	253,779
			21,068,506

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Global Strategic Income Fund

	Principal
	Amount		Value
India–1.10%
India Government Bond, 6.54%, 01/17/2032	INR	700,000,000	$ 8,226,061
7.26%, 08/22/2032	INR	850,000,000	10,458,260
			18,684,321

Indonesia–0.86%
Indonesia Treasury Bond, Series FR95, 6.38%, 08/15/2028	IDR	140,000,000,000	9,587,662
Series FR96, 7.00%, 02/15/2033	IDR	70,000,000,000	4,934,905
			14,522,567

Italy–0.43%
Intesa Sanpaolo S.p.A., 5.50%(b)(c)(d)	EUR	2,400,000	2,163,912
5.88%(b)(c)(d)	EUR	1,800,000	1,789,293
6.38%(b)(c)(d)	EUR	3,500,000	3,308,074
			7,261,279

Ivory Coast–0.14%
Ivory Coast Government International Bond, 4.88%, 01/30/2032(b)	EUR	2,900,000	2,429,793

Japan–0.86%
Japan Government Bond, Series 15, 1.00%, 03/20/2062	JPY	673,600,000	4,381,098
Series 77, 1.60%, 12/20/2052	JPY	1,291,850,000	10,195,318
			14,576,416

Mexico–1.49%
Mexican Bonos, Series M, 7.75%, 05/29/2031	MXN	481,850,000	25,169,055

Netherlands–0.38%
ABN AMRO Bank N.V., 4.38%(b)(c)(d)	EUR	1,700,000	1,685,510
Cooperatieve Rabobank U.A., 3.25%(b)(c)(d)	EUR	1,800,000	1,610,292
4.38%(b)(c)(d)	EUR	3,400,000	3,191,476
			6,487,278

Peru–2.04%
Peru Government Bond, 6.15%, 08/12/2032	PEN	140,000,000	34,592,392

Poland–1.43%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	PLN	140,000,000	24,255,544

Romania–0.14%
Romanian Government International Bond, 2.00%, 04/14/2033(b)	EUR	2,997,000	2,299,121

	Principal
	Amount		Value
South Africa–2.71%
Republic of South Africa Government Bond, Series 2030, 8.00%, 01/31/2030	ZAR	421,000,000	$ 20,623,649
Series 2032, 8.25%, 03/31/2032	ZAR	165,300,000	7,708,126
Series 2035, 8.88%, 02/28/2035	ZAR	200,000,000	9,181,359
Series 2037, 8.50%, 01/31/2037	ZAR	195,500,000	8,408,878
			45,922,012

Spain–1.67%
Banco Bilbao Vizcaya Argentaria S.A., 5.88%(b)(c)(d)	EUR	7,600,000	8,110,397
Banco Santander S.A., 4.38%(b)(c)(d)	EUR	1,800,000	1,649,589
4.75%(b)(c)(d)	EUR	2,000,000	1,851,277
4.13%(c)(d)	EUR	2,000,000	1,652,862
CaixaBank S.A., 6.38%(b)(c)(d)	EUR	3,400,000	3,685,155
5.25%(b)(c)(d)	EUR	2,000,000	1,867,721
Repsol International Finance B.V., 3.75%(b)(c)(d)	EUR	1,950,000	2,010,168
Telefonica Europe B.V., 2.88%(b)(c)(d)	EUR	3,700,000	3,470,532
4.38%(b)(c)(d)	EUR	3,700,000	3,987,337
			28,285,038

Supranational–0.91%
African Development Bank, 0.00%, 01/17/2050(e)	ZAR	222,000,000	1,275,507
Corp. Andina de Fomento, 6.82%, 02/22/2031(b)	MXN	221,200,000	9,981,220
International Finance Corp., 0.00%, 02/15/2029(b)(e)	TRY	10,300,000	151,205
0.00%, 03/23/2038(e)	MXN	260,000,000	3,940,599
			15,348,531

Sweden–0.07%
Heimstaden Bostad AB, 3.38%(b)(c)(d)	EUR	1,850,000	1,160,038

Thailand–0.62%
Thailand Government Bond, 3.45%, 06/17/2043	THB	336,000,000	10,551,251

United Kingdom–1.45%
Barclays PLC, 7.13%(c)(d)	GBP	9,575,000	10,747,858
Bellis Acquisition Co. PLC, 3.25%, 02/16/2026(b)	GBP	953,000	986,591
HSBC Holdings PLC, 5.88%(c)(d)	GBP	3,500,000	3,875,410
International Consolidated Airlines Group S.A., 1.50%, 07/04/2027(b)	EUR	1,900,000	1,737,609

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Global Strategic Income Fund

	Principal
	Amount		Value
United Kingdom–(continued)
Lloyds Banking Group PLC, 8.50%(c)(d)	GBP	2,275,000	$ 2,709,807
Nationwide Building Society, 5.75%(b)(c)(d)	GBP	1,775,000	1,901,855
NatWest Group PLC, 5.13%(c)(d)	GBP	2,415,000	2,550,755
			24,509,885
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $628,880,709)			600,736,838

U.S. Dollar Denominated Bonds & Notes–32.29%
Belgium–0.24%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(b)	$	4,325,000	4,023,331

Brazil–0.61%
CSN Inova Ventures, 6.75%, 01/28/2028(b)(f)		325,000	309,293
CSN Resources S.A., 5.88%, 04/08/2032(b)		1,050,000	865,034
Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(b)		4,745,000	4,336,897
Suzano Austria GmbH, 2.50%, 09/15/2028		1,716,000	1,443,436
3.75%, 01/15/2031		1,750,000	1,487,565
Vale Overseas Ltd., 6.88%, 11/10/2039		1,750,000	1,832,693
			10,274,918

Canada–1.30%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/2028(b)		280,000	263,012
3.50%, 02/15/2029(b)(f)		1,214,000	1,092,604
1375209 BC Ltd., 9.00%, 01/30/2028(b)		797,000	789,919
Baytex Energy Corp., 8.50%, 04/30/2030(b)		1,287,000	1,295,283
Enbridge, Inc., 7.38%, 01/15/2083(c)		6,974,000	6,921,695
Enerflex Ltd., 9.00%, 10/15/2027(b)		1,266,000	1,263,038
Hudbay Minerals, Inc., 6.13%, 04/01/2029(b)		1,038,000	971,803
New Gold, Inc., 7.50%, 07/15/2027(b)		951,000	917,610
Parkland Corp., 4.50%, 10/01/2029(b)		1,044,000	915,985
Ritchie Bros. Holdings, Inc., 6.75%, 03/15/2028(b)(f)		1,892,000	1,960,585
7.75%, 03/15/2031(b)(f)		454,000	482,942

	Principal
	Amount	Value
Canada–(continued)
Strathcona Resources Ltd., 6.88%, 08/01/2026(b)	$ 1,081,000	$ 915,398
TransAlta Corp., 7.75%, 11/15/2029	839,000	882,032
Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(c)	3,545,000	3,365,091
		22,036,997

Chile–0.56%
AES Andes S.A., 6.35%, 10/07/2079(b)(c)	1,750,000	1,627,138
Kenbourne Invest S.A., 4.70%, 01/22/2028(b)	2,084,000	1,132,664
Mercury Chile Holdco LLC, 6.50%, 01/24/2027(b)	7,100,000	6,690,330
		9,450,132

China–0.13%
NXP B.V./NXP Funding LLC, 4.88%, 03/01/2024	874,000	869,999
Prosus N.V., 4.99%, 01/19/2052(b)	1,750,000	1,287,595
		2,157,594

Colombia–0.67%
Bancolombia S.A., 6.91%, 10/18/2027(c)	6,150,000	5,756,677
Colombia Government International Bond, 4.13%, 02/22/2042	3,725,000	2,327,603
Ecopetrol S.A., 5.38%, 06/26/2026	3,500,000	3,318,374
		11,402,654

Czech Republic–0.05%
Allwyn Entertainment Financing (UK) PLC, 7.88%, 04/30/2029(b)	797,000	807,042

Denmark–0.18%
Danske Bank A/S, 7.00%(b)(c)(d)	3,200,000	2,998,416

Dominican Republic–0.10%
Dominican Republic International Bond, 4.50%, 01/30/2030(b)	720,000	639,123
4.88%, 09/23/2032(b)	1,200,000	1,037,689
		1,676,812

Egypt–0.13%
Egypt Government International Bond, 7.63%, 05/29/2032(b)	1,500,000	846,078
8.50%, 01/31/2047(b)	2,600,000	1,379,534
		2,225,612

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
France–1.58%
Altice France S.A., 8.13%, 02/01/2027(b)	$ 1,226,000	$ 1,095,834
5.13%, 07/15/2029(b)	766,000	567,032
5.50%, 10/15/2029(b)	730,000	547,121
BNP Paribas S.A., 7.38%(b)(c)(d)	8,500,000	8,192,899
6.63%(b)(c)(d)	1,400,000	1,339,310
7.75%(b)(c)(d)	1,750,000	1,675,625
BPCE S.A., 5.15%, 07/21/2024(b)	3,500,000	3,436,235
Credit Agricole S.A., 8.13%(b)(c)(d)	4,700,000	4,678,385
Iliad Holding S.A.S., 6.50%, 10/15/2026(b)	275,000	264,855
Iliad Holding S.A.S.U., 7.00%, 10/15/2028(b)	1,899,000	1,798,611
Societe Generale S.A., 7.38%(b)(c)(d)(f)	1,750,000	1,652,884
9.38%(b)(c)(d)	1,591,000	1,514,473
		26,763,264

Germany–0.05%
ZF North America Capital, Inc., 6.88%, 04/14/2028(b)	876,000	902,354

Guatemala–0.16%
CT Trust, 5.13%, 02/03/2032(b)	2,000,000	1,651,894
Guatemala Government Bond, 3.70%, 10/07/2033(b)	1,200,000	1,006,002
		2,657,896

Hong Kong–0.84%
Melco Resorts Finance Ltd., 4.88%, 06/06/2025(b)(f)	9,250,000	8,699,024
5.75%, 07/21/2028(b)	1,775,000	1,548,687
5.38%, 12/04/2029(b)	1,018,000	846,668
Prudential Funding Asia PLC, 4.88%(b)(d)	3,550,000	3,100,978
		14,195,357

India–0.78%
JSW Steel Ltd., 3.95%, 04/05/2027(b)	4,260,000	3,748,277
Muthoot Finance Ltd., 4.40%, 09/02/2023(b)	1,126,000	1,117,133
Network i2i Ltd., 5.65%(b)(c)(d)	1,050,000	1,008,000
3.98%(b)(c)(d)	1,050,000	930,594
Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/2029(b)	3,500,000	3,153,238

	Principal
	Amount	Value
India–(continued)
Reliance Industries Ltd., 4.88%, 02/10/2045(b)	$ 3,600,000	$ 3,252,410
		13,209,652

Indonesia–1.23%
PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(b)	6,390,000	6,070,500
PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(b)	4,475,000	4,212,937
PT Freeport Indonesia, 6.20%, 04/14/2052(b)	3,000,000	2,769,507
PT Pertamina (Persero), 4.18%, 01/21/2050(b)	1,775,000	1,394,532
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(b)	3,700,000	3,593,035
4.38%, 02/05/2050(b)	3,600,000	2,765,533
		20,806,044

Iraq–0.06%
Iraq International Bond, 5.80%, 01/15/2028(b)	1,125,000	1,053,394

Ireland–0.52%
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	1,750,000	1,798,842
Coriolanus DAC, Series 116, 0.00%, 04/30/2025(b)(e)	754,507	714,267
Series 119, 0.00%, 04/30/2025(b)(e)	802,704	759,893
Series 120, 0.00%, 04/30/2025(b)(e)	1,255,979	1,188,994
Series 122, 0.00%, 04/30/2025(b)(e)	880,347	833,396
Series 124, 0.00%, 04/30/2025(b)(e)	883,835	836,698
Series 126, 0.00%, 04/30/2025(b)	988,758	936,025
Series 127, 0.00%, 04/30/2025(b)(e)	916,217	867,352
0.00%, 04/30/2025(b)(e)	898,857	850,918
		8,786,385

Italy–0.15%
Telecom Italia S.p.A., 5.30%, 05/30/2024(b)	2,610,000	2,552,176

Ivory Coast–0.12%
Ivory Coast Government International Bond, 5.38%, 07/23/2024(b)	2,100,000	2,046,387

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
Macau–0.60%
MGM China Holdings Ltd., 5.38%, 05/15/2024(b)	$ 3,495,000	$ 3,442,156
5.88%, 05/15/2026(b)(f)	3,200,000	3,076,528
Studio City Finance Ltd., 5.00%, 01/15/2029(b)	1,100,000	861,850
Wynn Macau Ltd., 4.88%, 10/01/2024(b)(f)	2,840,000	2,742,776
		10,123,310

Mexico–1.69%
Alpek S.A.B. de C.V., 3.25%, 02/25/2031(b)	1,782,000	1,453,609
Banco Mercantil del Norte S.A., 8.38%(b)(c)(d)	1,850,000	1,751,487
5.88%(b)(c)(d)	1,764,000	1,541,295
Braskem Idesa S.A.P.I., 7.45%, 11/15/2029(b)	3,550,000	2,812,093
6.99%, 02/20/2032(b)	2,136,000	1,529,910
Cemex S.A.B. de C.V., 5.13%(b)(c)(d)(f)	2,487,000	2,205,223
Mexico Remittances Funding Fiduciary Estate Management S.a.r.l., 4.88%, 01/15/2028(b)	3,325,000	2,998,269
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	3,064,000	2,292,638
Petroleos Mexicanos, 6.50%, 03/13/2027	3,500,000	3,144,500
8.75%, 06/02/2029	7,000,000	6,435,033
7.69%, 01/23/2050	1,775,000	1,184,391
6.95%, 01/28/2060	1,925,000	1,182,329
		28,530,777

Morocco–0.09%
OCP S.A., 3.75%, 06/23/2031(b)	1,750,000	1,471,094

Netherlands–0.64%
ING Groep N.V., 6.50%(c)(d)(f)	5,000,000	4,627,273
5.75%(c)(d)	7,100,000	6,188,998
		10,816,271

Nigeria–0.08%
Nigeria Government International Bond, 6.50%, 11/28/2027(b)	1,750,000	1,399,860

Oman–0.61%
Oman Government International Bond, 4.75%, 06/15/2026(b)	6,982,000	6,866,972
6.75%, 01/17/2048(b)	3,500,000	3,390,733
		10,257,705

	Principal
	Amount	Value
Panama–0.08%
Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(b)	$ 1,750,000	$ 1,436,575

Peru–0.23%
Fondo MIVIVIENDA S.A., 4.63%, 04/12/2027(b)	3,995,000	3,839,674

Romania–0.11%
Romanian Government International Bond, 7.13%, 01/17/2033(b)	1,750,000	1,875,606

Supranational–0.11%
European Bank for Reconstruction and Development, 6.40%, 08/27/2025	1,800,000	1,883,475

Sweden–0.37%
Skandinaviska Enskilda Banken AB, 5.13%(b)(c)(d)	3,400,000	3,119,092
Swedbank AB, Series NC5, 5.63%(b)(c)(d)	3,400,000	3,217,760
		6,336,852

Switzerland–0.59%
Credit Suisse Group AG, 6.37%, 07/15/2026(b)(c)	875,000	852,845
6.54%, 08/12/2033(b)(c)	1,750,000	1,778,162
6.25%(b)(d)(g)	7,385,000	295,400
Swiss Re Finance (Luxembourg) S.A., 5.00%, 04/02/2049(b)(c)	4,320,000	4,137,113
UBS Group AG, 5.13%(b)(c)(d)	3,500,000	3,001,250
		10,064,770

Tanzania–0.19%
HTA Group Ltd., 7.00%, 12/18/2025(b)	3,330,000	3,144,436

Thailand–0.19%
GC Treasury Center Co. Ltd., 4.40%, 03/30/2032(b)	1,750,000	1,608,821
Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(b)(c)	1,800,000	1,597,870
		3,206,691

Turkey–0.10%
Turkey Government International Bond, 4.88%, 04/16/2043	2,500,000	1,673,130

United Kingdom–1.69%
abrdn PLC, 4.25%, 06/30/2028(b)	1,825,000	1,629,725

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
United Kingdom–(continued)
BP Capital Markets PLC, 4.88%(c)(d)	$ 1,295,000	$ 1,193,867
British Telecommunications PLC, 4.25%, 11/23/2081(b)(c)	10,650,000	9,405,281
Lloyds Banking Group PLC, 7.50%(c)(d)	2,100,000	2,022,489
M&G PLC, 6.50%, 10/20/2048(b)(c)	925,000	928,922
NatWest Group PLC, 6.00%(c)(d)(f)	3,500,000	3,289,650
Standard Chartered PLC, 6.00%(b)(c)(d)	1,750,000	1,654,174
Virgin Media Finance PLC, 5.00%, 07/15/2030(b)(f)	447,000	377,091
Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(b)	767,000	704,958
Vodafone Group PLC, 3.25%, 06/04/2081(c)(f)	6,876,000	6,024,716
4.13%, 06/04/2081(c)	1,698,000	1,375,482
		28,606,355

United States–15.26%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	2,616,000	2,543,082
Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(b)(f)	4,445,000	4,438,244
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	855,000	815,914
3.75%, 01/30/2031(b)(f)	2,179,000	1,862,484
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	9,774,000	9,609,247
Apache Corp., 7.75%, 12/15/2029	814,000	862,321
4.25%, 01/15/2030(f)	491,000	449,255
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	299,000	271,966
4.63%, 11/15/2029(b)(f)	690,000	614,929
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	901,000	872,930
Bank of New York Mellon Corp. (The), Series I, 3.75%(c)(d)	439,000	367,943
Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	1,433,000	945,436
Becton, Dickinson and Co., 3.79%, 05/20/2050(f)	3,307,000	2,687,399

	Principal
	Amount	Value
United States–(continued)
Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	$ 1,117,000	$ 1,010,885
Callon Petroleum Co., 8.00%, 08/01/2028(b)(f)	917,000	905,783
Calpine Corp., 3.75%, 03/01/2031(b)(f)	1,236,000	1,055,729
Camelot Finance S.A., 4.50%, 11/01/2026(b)	3,184,000	3,019,543
Carnival Corp., 10.50%, 02/01/2026(b)(f)	4,290,000	4,482,900
4.00%, 08/01/2028(b)(f)	1,033,000	896,519
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)(f)	891,000	958,800
Carriage Services, Inc., 4.25%, 05/15/2029(b)	2,318,000	1,923,380
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	202,000	171,467
CCM Merger, Inc., 6.38%, 05/01/2026(b)	874,000	855,122
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.13%, 05/01/2027(b)	77,000	72,772
5.00%, 02/01/2028(b)	280,000	259,299
4.75%, 03/01/2030(b)	4,238,000	3,652,165
4.50%, 08/15/2030(b)(f)	5,475,000	4,603,377
4.50%, 01/05/2032	998,000	800,211
4.25%, 01/15/2034(b)	346,000	263,948
Celanese US Holdings LLC, 5.90%, 07/05/2024	4,395,000	4,400,853
Charles Schwab Corp. (The), Series G, 5.38%(c)(d)(f)	1,374,000	1,314,746
Cinemark USA, Inc., 5.88%, 03/15/2026(b)(f)	611,000	584,412
5.25%, 07/15/2028(b)	387,000	345,464
Citigroup, Inc., 3.88%(c)(d)	206,000	176,387
7.38%(c)(d)	184,000	182,160
Clarios Global L.P., 6.75%, 05/15/2025(b)	285,000	285,802
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	1,345,000	1,212,890
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	915,000	868,787

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
United States–(continued)
Community Health Systems, Inc., 8.00%, 03/15/2026(b)(f)	$ 4,248,000	$ 4,215,765
8.00%, 12/15/2027(b)	1,440,000	1,428,428
5.25%, 05/15/2030(b)	750,000	625,799
4.75%, 02/15/2031(b)(f)	499,000	403,012
Cox Communications, Inc., 2.95%, 10/01/2050(b)	2,720,000	1,726,186
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(b)	1,745,000	1,777,309
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(f)	3,020,000	2,630,522
CSC Holdings LLC, 5.50%, 04/15/2027(b)	1,195,000	1,023,383
4.63%, 12/01/2030(b)	213,000	104,186
4.50%, 11/15/2031(b)	1,755,000	1,231,218
5.00%, 11/15/2031(b)	253,000	121,657
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	1,245,000	1,088,746
CVS Health Corp., 5.05%, 03/25/2048	3,500,000	3,269,575
DaVita, Inc., 3.75%, 02/15/2031(b)	632,000	509,502
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	1,235,000	1,126,172
Dell International LLC/EMC Corp., 6.20%, 07/15/2030	7,400,000	7,822,371
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	766,666	752,129
DISH DBS Corp., 5.13%, 06/01/2029	625,000	288,850
DISH Network Corp., 11.75%, 11/15/2027(b)	897,000	848,337
Diversified Healthcare Trust, 4.75%, 05/01/2024	573,000	523,677
4.38%, 03/01/2031	248,000	156,472
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	233,000	204,800
Encompass Health Corp., 4.50%, 02/01/2028	1,176,000	1,110,415
EnerSys, 4.38%, 12/15/2027(b)(f)	918,000	861,203

	Principal
	Amount	Value
United States–(continued)
EnPro Industries, Inc., 5.75%, 10/15/2026	$ 2,008,000	$ 1,970,701
Entegris Escrow Corp., 4.75%, 04/15/2029(b)	563,000	524,273
Everi Holdings, Inc., 5.00%, 07/15/2029(b)	1,194,000	1,065,287
Expedia Group, Inc., 2.95%, 03/15/2031(f)	840,000	711,290
FedEx Corp., 4.05%, 02/15/2048	3,500,000	2,857,307
FirstCash, Inc., 5.63%, 01/01/2030(b)	1,012,000	941,160
FirstEnergy Corp., Series B, 4.15%, 07/15/2027	1,950,000	1,899,173
Ford Motor Co., 3.25%, 02/12/2032	1,127,000	875,022
4.75%, 01/15/2043	642,000	483,123
Ford Motor Credit Co. LLC, 5.13%, 06/16/2025	10,917,000	10,643,690
3.38%, 11/13/2025	501,000	465,982
4.39%, 08/01/2026	277,000	263,492
5.11%, 03/05/2029	1,578,000	1,472,883
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/2025(b)	933,000	922,605
5.50%, 05/01/2028(b)	1,903,000	1,746,545
Freeport-McMoRan, Inc., 4.63%, 01/08/2030(f)	6,290,000	6,000,627
Gap, Inc. (The), 3.63%, 10/01/2029(b)	1,624,000	1,151,601
Gartner, Inc., 4.50%, 07/01/2028(b)(f)	923,000	868,990
3.63%, 06/15/2029(b)	837,000	741,995
3.75%, 10/01/2030(b)	261,000	228,209
General Motors Co., 6.80%, 01/10/2027	7,000,000	7,403,735
Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/01/2025	406,000	397,921
6.25%, 05/15/2026	791,000	763,038
8.00%, 01/15/2027	550,000	549,395
Global Partners L.P./GLP Finance Corp., 7.00%, 01/08/2027	990,000	958,043
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	2,342,000	2,080,495
HCA, Inc., 4.13%, 06/15/2029	929,000	881,218
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	1,316,000	1,297,089

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
United States–(continued)
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 04/15/2030(b)	$ 882,000	$ 822,842
6.00%, 02/01/2031(b)	237,000	219,313
6.25%, 04/15/2032(b)	233,000	218,061
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(b)	542,000	541,393
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/2027	325,000	321,024
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	1,144,000	1,068,706
Jabil, Inc., 3.00%, 01/15/2031	3,700,000	3,157,676
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	1,097,000	982,872
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.13%, 02/01/2028(b)	2,579,000	2,523,653
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	1,020,000	858,722
JPMorgan Chase & Co., Series FF, 5.00%(c)(d)	356,000	341,401
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	1,068,000	846,139
Lamar Media Corp., 4.88%, 01/15/2029(f)	1,861,000	1,761,276
4.00%, 02/15/2030(f)	2,325,000	2,088,048
3.63%, 01/15/2031(f)	706,000	608,946
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	1,954,000	1,667,765
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	1,977,000	1,114,393
10.50%, 05/15/2030(b)	150,000	143,752
Lithia Motors, Inc., 3.88%, 06/01/2029(b)(f)	1,535,000	1,330,900
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	543,000	208,990
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	1,652,000	1,526,085
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	4,712,000	4,300,535

	Principal
	Amount	Value
United States–(continued)
Mattel, Inc., 6.20%, 01/10/2040	$ 1,775,000	$ 1,685,851
5.45%, 01/11/2041	1,775,000	1,580,100
Medline Borrower L.P., 3.88%, 04/01/2029(b)	1,075,000	941,542
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	2,518,000	1,724,094
NCL Corp. Ltd., 5.88%, 02/15/2027(b)	953,000	899,858
NCR Corp., 5.75%, 09/01/2027(b)	936,000	919,795
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	960,000	868,310
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	476,000	428,077
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	592,000	550,720
Noble Finance II LLC, 8.00%, 04/15/2030(b)	874,000	895,999
Novelis Corp., 3.25%, 11/15/2026(b)	1,413,000	1,295,098
NRG Energy, Inc., 4.45%, 06/15/2029(b)	1,083,000	994,499
Occidental Petroleum Corp., 6.95%, 01/07/2024	202,000	205,796
8.50%, 07/15/2027	219,000	241,371
6.13%, 01/01/2031(f)	439,000	459,451
6.20%, 03/15/2040	661,000	679,536
OneMain Finance Corp., 6.88%, 03/15/2025	1,227,000	1,202,283
7.13%, 03/15/2026	1,037,000	1,011,818
3.88%, 09/15/2028	643,000	516,624
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)(f)	966,000	870,612
Papa John’s International, Inc., 3.88%, 09/15/2029(b)(f)	997,000	862,360
Plains All American Pipeline L.P./PAA Finance Corp., 3.80%, 09/15/2030	2,220,000	2,010,422
PNC Financial Services Group, Inc. (The), Series W, 6.25%(c)(d)	372,000	341,868
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	1,054,000	894,277

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
United States–(continued)
Rockies Express Pipeline LLC, 4.95%, 07/15/2029(b)	$ 462,000	$ 427,234
4.80%, 05/15/2030(b)	862,000	768,937
6.88%, 04/15/2040(b)	875,000	762,663
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	995,000	903,775
Royal Caribbean Cruises Ltd., 4.25%, 07/01/2026(b)	1,478,000	1,324,270
RR Donnelley & Sons Co., 8.25%, 01/07/2027	447,000	430,752
SBA Communications Corp., 3.88%, 02/15/2027	970,000	905,770
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	999,000	887,242
Seagate HDD Cayman, 4.13%, 01/15/2031	1,069,000	888,312
9.63%, 12/01/2032(b)	1,512,800	1,660,555
Select Medical Corp., 6.25%, 08/15/2026(b)(f)	916,000	898,174
Sempra Energy, 4.13%, 01/04/2052(c)	10,650,000	8,643,720
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	923,000	910,115
4.00%, 04/15/2029(b)(f)	383,000	346,567
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	1,013,000	881,145
Service Properties Trust, 5.50%, 12/15/2027	2,240,000	1,960,921
4.38%, 02/15/2030(f)	1,307,000	973,997
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)(f)	1,094,000	919,003
Southern Co. (The), Series B, 4.00%, 01/15/2051(c)	8,100,000	7,631,010
Series 21-A, 3.75%, 09/15/2051(c)	5,624,000	4,799,952
Sprint Capital Corp., 8.75%, 03/15/2032	879,000	1,075,207
Sprint LLC, 7.63%, 01/03/2026	168,000	178,049
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	906,000	878,155
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	894,000	859,322

	Principal
	Amount	Value
United States–(continued)
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	$ 1,233,000	$ 1,074,670
Sunoco L.P./Sunoco Finance Corp., 6.00%, 04/15/2027	212,000	211,117
5.88%, 03/15/2028	1,128,000	1,104,041
Syneos Health, Inc., 3.63%, 01/15/2029(b)	549,000	459,293
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	428,000	428,000
Tenet Healthcare Corp., 4.88%, 01/01/2026	2,273,000	2,241,817
TransDigm, Inc., 6.25%, 03/15/2026(b)	1,746,000	1,756,986
6.75%, 08/15/2028(b)	416,000	422,985
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	901,000	919,236
Transocean, Inc., 8.75%, 02/15/2030(b)	772,000	779,720
Twilio, Inc., 3.63%, 03/15/2029	1,118,000	955,856
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028	1,120,000	1,073,228
Uber Technologies, Inc., Conv., 0.00%, 12/15/2025(e)	1,800,000	1,574,555
United Airlines, Inc., 4.38%, 04/15/2026(b)	3,600,000	3,442,407
Valaris Ltd., 8.38%, 04/30/2030(b)(f)	1,311,000	1,312,921
Viatris, Inc., 3.85%, 06/22/2040	2,220,000	1,534,752
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	507,000	428,962
Vistra Operations Co. LLC, 5.13%, 05/13/2025(b)	300,000	293,706
5.50%, 09/01/2026(b)	237,000	232,602
5.63%, 02/15/2027(b)	423,000	413,240
5.00%, 07/31/2027(b)	890,000	847,214
4.38%, 05/01/2029(b)(f)	999,000	894,063
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	999,000	889,484
Warnermedia Holdings, Inc., 3.43%, 03/15/2024(b)	895,000	875,585
Yum! Brands, Inc., 5.38%, 04/01/2032(f)	894,000	872,847
		258,346,141

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
Zambia–0.20%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(b)	$ 3,500,000	$ 3,401,211
Total U.S. Dollar Denominated Bonds & Notes (Cost $604,255,293)		546,440,350

Asset-Backed Securities–9.41%
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(b)	408,132	407,881
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(h)	11,225	10,702
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.68%, 01/15/2051(i)	9,461,013	182,884
CarMax Auto Owner Trust, Series 2019-3, Class D, 2.85%, 01/15/2026	2,285,000	2,254,958
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 1.02%, 11/13/2050(i)	4,725,197	124,237
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.17%, 12/10/2050(i)	12,948,980	422,924
Citigroup Mortgage Loan Trust, Series 2006- AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(h)	94,704	91,234
Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A3, 2.82%, 05/25/2035(j)	468,369	444,697
COMM Mortgage Trust, Series 2014-UBS6, Class AM, 4.05%, 10/12/2047	4,690,000	4,441,954
Series 2014-CR21, Class AM, 3.99%, 10/12/2047	70,000	67,113
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2005-17, Class 1A8, 5.50%, 09/25/2035	316,819	292,907
Series 2005-J4, Class A7, 5.50%, 11/25/2035	471,653	396,567

	Principal
	Amount	Value
CWHEQ Revolving Home Equity Loan Trust, Series 2005-G, Class 2A, 5.18% (1 mo. USD LIBOR + 0.23%), 12/15/2035(h)	$ 3,227	$ 3,211
Series 2006-H, Class 2A1A, 5.75% (1 mo. USD LIBOR + 0.15%), 11/15/2036(h)	20,520	17,600
DT Auto Owner Trust, Series 2019-2A, Class D, 3.48%, 02/18/2025(b)	165,964	165,514
Series 2019-4A, Class D, 2.85%, 07/15/2025(b)	4,393,623	4,339,279
Exeter Automobile Receivables Trust, Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	664,750	663,650
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	3,744,298	3,677,048
FREMF Mortgage Trust, Series 2017-K62, Class B, 4.01%, 01/25/2050(b)(j)	840,000	795,537
Series 2016-K54, Class C, 4.19%, 04/25/2048(b)(j)	4,190,000	4,037,359
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 3.65%, 07/25/2035(j)	51,926	47,957
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class B, 7.63% (1 mo. Term SOFR + 2.74%), 10/15/2039(b)(h)	2,100,000	2,059,817
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	425,000	393,953
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 4.00%, 07/25/2035(j)	41,905	40,578
JPMBB Commercial Mortgage Securities Trust, Series 2014- C24, Class B, 4.12%, 11/15/2047(j)	1,655,000	1,498,851
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(j)	14,638	1,141

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 5.12% (1 mo. USD LIBOR + 0.20%), 08/25/2036(h)	$ 2,958,564	$ 1,017,441
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	888,471	885,095
Series 2014-C14, Class B, 5.04%, 02/15/2047(j)	680,000	665,879
Morgan Stanley Capital I Trust, Series 2017- HR2, Class XA, IO, 0.99%, 12/15/2050(i)	4,004,993	131,582
Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(b)(j)	5,911,068	4,680,118
OBX Trust, Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(b)(k)	843,245	820,873
Series 2022-NQM7, Class A2, 5.70%, 08/25/2062(b)(k)	1,621,625	1,595,260
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	428,740	428,073
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	22,596	17,298
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.22%, 11/15/2050(i)	7,590,826	235,422
Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(l)	52,420	322
Series 1995-3, Class 1, IO, 0.00%, 09/15/2025(i)	1,176,352	1
Verus Securitization Trust, Series 2022-7, Class A3, 5.35%, 07/25/2067(b)(j)	1,145,327	1,114,021
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003- AR10, Class A7, 4.23%, 10/25/2033(j)	30,725	28,782
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 1.01%, 12/15/2050(i)	6,318,679	205,303

	Principal
	Amount		Value
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class AS, 3.49%, 06/15/2046	$	1,800,000	$ 1,659,275
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(j)		1,135,000	1,110,104
Series 2014-C20, Class AS, 4.18%, 05/15/2047		1,455,000	1,411,783
Alba PLC, Series 2007-1, Class F, 7.53% (SONIA + 3.37%), 03/17/2039(a)(b)(h)	GBP	2,011,424	2,383,410
Series 2007-1, Class E, 5.48% (SONIA + 1.32%), 03/17/2039(a)(b)(h)	GBP	5,247,192	5,869,810
Series 2006-2, Class F, 7.53% (SONIA + 3.37%), 12/15/2038(a)(b)(h)	GBP	1,269,792	1,482,782
Eurohome UK Mortgages PLC, Series 2007-1, Class B1, 5.16% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(a)(b)(h)	GBP	2,006,000	2,076,967
Series 2007-2, Class B1, 5.68% (SONIA + 1.52%), 09/15/2044(a)(b)(h)	GBP	2,243,000	2,181,585
Eurosail PLC, Series 2006-2X, Class E1C, 7.53% (SONIA + 3.37%), 12/15/2044(a)(b)(h)	GBP	5,550,000	6,018,962
Series 2006-4X, Class E1C, 7.27% (SONIA + 3.12%), 12/10/2044(a)(b)(h)	GBP	4,135,722	4,739,384
Series 2007-2X, Class D1A, 3.75% (3 mo. EURIBOR + 0.80%), 03/13/2045(a)(b)(h)	EUR	3,500,000	3,288,528
Series 2006-2X, Class D1A, 3.76% (3 mo. EURIBOR + 0.80%), 12/15/2044(a)(b)(h)	EUR	6,300,000	5,814,430
Series 2007-2X, Class D1C, 5.07% (SONIA + 0.92%), 03/13/2045(a)(b)(h)	GBP	4,900,000	5,297,313
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 6.40% (3 mo. EURIBOR + 3.75%), 06/18/2039(a)(b)(h)	EUR	4,570,000	4,797,532
Jupiter Mortgage No.1 PLC, Series E, 6.70% (SONIA + 2.50%), 07/20/2060(a)(b)(h)	GBP	3,500,000	4,355,739

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Strategic Income Fund

	Principal
	Amount		Value
Ludgate Funding PLC, Series 2007-1, Class MA, 4.67% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(a)(b)(h)	GBP	2,771,069	$ 3,111,623
Newday Funding Master Issuer PLC, Series 2021-1X, Class E, 8.23% (SONIA + 4.05%), 03/15/2029(a)(b)(h)	GBP	8,043,000	9,906,903
Series 2021-3X, Class E, 8.53% (SONIA + 4.35%), 11/15/2029(a)(b)(h)	GBP	3,700,000	4,595,469
Newday Funding Master Issuer PLC , Series 2021-3X, Class D, 6.53% (SONIA + 2.35%), 11/15/2029(a)(b)(h)	GBP	5,075,000	6,180,896
Stratton Mortgage Funding PLC, Series 2021-1, Class E, 6.94% (SONIA + 2.75%), 09/25/2051(a)(b)(h)	GBP	2,220,000	2,722,326
Towd Point Mortgage Funding 2019 - Granite4 PLC, Series 2019-GR4X, Class FR, 6.25% (SONIA + 2.05%), 10/20/2051(a)(b)(h)	GBP	2,130,000	2,604,814
Series 2019-GR4X, Class GR, 6.70% (SONIA + 2.50%), 10/20/2051(a)(b)(h)	GBP	1,775,000	2,165,844
Prosil Acquisition S.A., Series 2019-1, Class A, 4.49% (3 mo. EURIBOR + 2.00%), 10/31/2039(a)(b)(h)	EUR	4,400,550	4,340,699
Alhambra SME Funding DAC, Series 2019-1, Class B, 5.52% (1 mo. EURIBOR + 2.50%), 11/30/2028(a)(b)(h)	EUR	1,837,670	2,009,222
Series 2019-1, Class D, 12.27% (1 mo. EURIBOR + 9.25%), 11/30/2028(a)(b)(h)	EUR	424,276	370,959
Lusitano Mortgages No. 5 PLC, Class D, 4.14% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(b)(h)	EUR	1,945,247	1,614,989
Futura S.r.l., Series 2019-1, Class A, 5.94% (6 mo. EURIBOR + 3.00%), 07/31/2044(a)(b)(h)	EUR	3,543,218	3,915,632
Taurus, Series 2018-IT1, Class A, 3.70% (3 mo. EURIBOR + 1.00%), 05/18/2030(a)(h)	EUR	4,637,725	5,014,411
IM Pastor 4, FTA, Series A, 2.89% (3 mo. EURIBOR + 0.14%), 03/22/2044(a)(b)(h)	EUR	1,985,558	1,905,582

	Principal
	Amount		Value
Fideicomiso Dorrego Y Libertador, 2.00%, 12/31/2043(j)(m)	$	7,698,968	$ 7,314,020
0.00%, 12/31/2043(j)(m)	ARS	83,227,881	355,120
Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(a)(j)(m)	ARS	311,500,000	2,148,980
SC Germany Consumer UG, Series 2018-1, Class D, 3.25%, 12/13/2031(a)(b)	EUR	7,200,000	7,844,635
Total Asset-Backed Securities (Cost $168,629,854)			159,314,751

U.S. Treasury Securities–6.59%
U.S. Treasury Bills–2.05%
4.52%, 04/05/2023(n)		20,992,265	20,992,265
4.77%, 11/02/2023(n)		13,672,833	13,657,796
			34,650,061

U.S. Treasury Inflation – Indexed Bonds–3.44%
0.13%, 02/15/2052(o)		44,929,214	43,430,144
1.50%, 02/15/2053(o)		14,728,419	14,870,568
			58,300,712

U.S. Treasury Inflation – Indexed Notes–1.10%
0.63%, 07/15/2032(o)		18,300,982	18,590,726
Total U.S. Treasury Securities (Cost $112,623,713)			111,541,499

U.S. Government Sponsored Agency Mortgage-Backed Securities–2.37%
Fannie Mae Grantor Trust, IO, 0.63%, 11/25/2040(i)		2,032,257	13,330
0.38%, 12/25/2041(i)		12,361,041	127,555
Fannie Mae Interest STRIPS, IO, 7.50%, 05/25/2023 - 11/25/2029(l)		41,741	6,401
6.50%, 04/25/2029 - 07/25/2032(l)		827,109	117,480
6.00%, 12/25/2032 - 08/25/2035(l)		1,054,844	156,987
5.50%, 11/25/2033 - 06/25/2035(l)		886,520	141,032

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
Fannie Mae REMICs, IO, 5.50%, 06/25/2023(l)	$ 22	$ 0
2.58% (7.60% - (1.00 x 1 mo. USD LIBOR)), 06/25/2026(h)(l)	50,091	1,805
2.94%, 11/18/2031 -12/18/2031(h)(l)	116,081	10,999
2.88% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(h)(l)	2,247	225
2.93% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(h)(l)	26,631	2,464
3.04% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(h)(l)	52,567	5,362
3.08%, 03/25/2032 - 04/25/2032(h)(l)	75,969	7,850
1.98% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(h)(l)	33,787	2,522
2.78% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(h)(l)	24,642	2,591
2.98%, 07/25/2032 - 09/25/2032(h)(l)	110,799	12,636
3.14%, 12/18/2032(h)(l)	88,823	7,628
3.18% (8.20% - (1.00 x 1 mo. USD LIBOR)), 01/25/2033(h)(l)	309,678	33,401
3.23%, 02/25/2033 - 05/25/2033(h)(l)	180,608	25,080
7.00%, 03/25/2033 - 04/25/2033(l)	419,397	59,939
2.53% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(h)(l)	142,323	15,153
1.03%, 03/25/2035 - 07/25/2038(h)(l)	124,307	6,701
1.73%, 03/25/2035 - 05/25/2035(h)(l)	199,282	7,688
1.58% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(h)(l)	278,156	16,932
1.68% (6.70% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(h)(l)	521,454	40,100
2.21% (7.23% - (1.00 x 1 mo. USD LIBOR)), 09/25/2036(h)(l)	557,768	25,526
1.52% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(h)(l)	789,648	63,520
4.00%, 04/25/2041(l)	812,896	85,564
1.53% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(h)(l)	136,876	10,175
1.13% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(h)(l)	361,397	41,759
7.00%, 07/25/2026	5,468	5,478
4.00%, 08/25/2026 - 03/25/2041	72,525	69,720

	Principal
	Amount	Value
6.50%, 10/25/2028 - 04/25/2029	$ 64,629	$ 66,179
6.00%, 05/25/2031 - 01/25/2032	117,287	119,965
6.02%, 04/25/2032 - 12/25/2032(h)	93,040	94,456
5.46% (1 mo. USD LIBOR + 0.50%), 10/18/2032(h)	35,297	35,195
5.52% (1 mo. USD LIBOR + 0.50%), 12/25/2032(h)	59,515	57,051
5.42% (1 mo. USD LIBOR + 0.40%), 11/25/2033(h)	32,989	32,883
6.16% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(h)	131,515	159,700
5.79% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(h)	132,934	152,659
5.96% (1 mo. USD LIBOR + 0.94%), 06/25/2037(h)	67,780	68,615
Federal Home Loan Mortgage Corp., 8.50%, 01/08/2031	19,476	20,536
5.00%, 01/03/2053	17,447,106	17,384,489
Federal National Mortgage Association, 7.50%, 01/03/2033	13,594	14,225
7.00%, 01/12/2033	10,982	11,400
5.50%, 01/02/2035 - 01/02/2053	17,297,898	17,476,150
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K734, Class X1, IO, 0.78%, 02/25/2026(i)	3,979,498	55,963
Series K735, Class X1, IO, 1.10%, 05/25/2026(i)	6,670,456	156,277
Series K093, Class X1, IO, 1.09%, 05/25/2029(i)	45,463,926	2,098,974

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
Freddie Mac REMICs, 5.00%, 09/15/2023	$ 2,580	$ 2,572
6.75%, 02/15/2024	932	931
6.50%, 02/15/2028 - 06/15/2032	61,273	63,706
5.40% (1 mo. USD LIBOR + 0.45%), 02/15/2029(h)	5,639	5,622
5.60% (1 mo. USD LIBOR + 0.65%), 07/15/2029(h)	8,447	8,462
5.95%, 02/15/2032 - 03/15/2032(h)	187,392	189,136
3.50%, 05/15/2032	60,374	58,175
5.45% (1 mo. USD LIBOR + 0.50%), 01/15/2033(h)	5,434	5,432
6.61% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(h)	98,627	120,604
4.00%, 06/15/2038	55,250	53,422
3.00%, 05/15/2040	879	859
IO, 1.05%, 03/15/2024 - 04/15/2038(h)(l)	90,300	4,750
7.00%, 03/15/2028 - 04/15/2028(l)	28,814	3,097
3.75%, 07/17/2028(h)(l)	5,991	66
3.15% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(h)(l)	43,095	2,762
4.00% (8.95% - (1.00 x 1 mo. USD LIBOR)), 08/15/2029(h)(l)	18,280	966
2.10% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(h)(l)	207,744	13,743
1.75% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(h)(l)	389,249	20,851
1.80% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(h)(l)	22,390	1,274
1.77%, 05/15/2035(h)(l)	603,350	42,728
1.20% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(h)(l)	386,142	16,201
2.05% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(h)(l)	110,676	11,792
1.12% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(h)(l)	212,790	18,295
1.30% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(h)(l)	107,343	7,628

	Principal
	Amount	Value
Freddie Mac STRIPS, IO, 7.00%, 01/04/2027 - 01/04/2030(l)	$ 146,854	$ 18,526
6.50%, 01/02/2028 - 01/06/2031(l)	35,906	4,958
7.50%, 12/15/2029(l)	43,028	6,307
6.00%, 12/15/2032(l)	82,251	10,337
Government National Mortgage Association, ARM, 2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2027(h)	644	627
7.00%, 01/15/2028 - 01/20/2030	89,980	91,748
8.00%, 01/15/2028 - 09/15/2028	54,918	55,940
IO, 1.60% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(h)(l)	399,900	30,964
1.70% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(h)(l)	682,540	42,537
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $43,145,524)		40,043,338

Agency Credit Risk Transfer Notes–1.87%
United States–1.87%
Fannie Mae Connecticut Avenue Securities, Series 2018-R07, Class 1M2, 7.42% (1 mo. USD LIBOR + 2.40%), 04/25/2031(b)(h)	270,697	271,158
Series 2019-R02, Class 1M2, 7.32% (1 mo. USD LIBOR + 2.30%), 08/25/2031(b)(h)	28,850	28,852
Series 2019-R03, Class 1M2, 7.17% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(h)	83,815	83,823
Series 2022-R04, Class 1M2, 7.92% (30 Day Average SOFR + 3.10%), 03/25/2042(b)(h)	1,795,000	1,815,085
Series 2022-R08, Class 1M2, 8.42% (30 Day Average SOFR +3.60%), 07/25/2042(b)(h)	3,150,000	3,228,954

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Strategic Income Fund

	Principal
	Amount	Value
United States–(continued)
Freddie Mac, Series 2022-DNA2, Class M1B, STACR® , 7.22% (30 Day Average SOFR + 2.40%), 02/25/2042(b)(h)	$ 3,500,000	$ 3,451,404
Series 2022-DNA3, Class M1B, STACR® , 7.72% (30 Day Average SOFR + 2.90%), 04/25/2042(b)(h)	7,000,000	6,990,871
Series 2022-DNA3, Class M1A, STACR® , 6.82% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(h)	4,911,906	4,929,401
Series 2022-HQA2, Class M1, STACR® , 8.82% (30 Day Average SOFR + 4.00%), 07/25/2042(b)(h)	3,500,000	3,588,319
Series 2022-HQA3, Class M1, STACR® , 8.37% (30 Day Average SOFR + 3.55%), 08/25/2042(b)(h)	3,500,000	3,521,050
Series 2022-HQA3, Class M2, STACR® , 10.17% (30 Day Average SOFR + 5.35%), 08/25/2042(b)(h)	3,745,000	3,771,114
Total Agency Credit Risk Transfer Notes (Cost $31,586,852)		31,680,031

	Shares
Common Stocks & Other Equity Interests–1.22%
Argentina–1.19%
Grupo Financiero Galicia S.A., Class B	350,000	823,724
YPF S.A., Class D(p)	840,000	19,297,624
		20,121,348

United States–0.03%
ACNR Holdings, Inc.	2,129	196,578
Claire’s Holdings LLC, Class S	614	314,675
McDermott International Ltd.(p)	38,319	14,561
McDermott International Ltd., Series A, Wts., expiring 06/30/2027(m)(p)	76,715	9,973
McDermott International Ltd., Series B, Wts., expiring 06/30/2027(m)(p)	85,239	11,081
McDermott International Ltd., Wts., expiring 12/31/2049(m)	55,393	19,997
Party City Holdco, Inc.(p)	10,188	464
Sabine Oil & Gas Holdings, Inc. (Acquired 11/09/2016; Cost $3,433,279)(m)(p)(q)	2,510	50
Tenerity LLC, Wts., expiring 04/10/2024(m)	2,297	0

	Shares	Value
United States–(continued)
Windstream Services LLC, Wts.	399	$ 4,489
		571,868
Total Common Stocks & Other Equity Interests (Cost $16,228,541)		20,693,216

	Principal Amount
Variable Rate Senior Loan Interests–0.36%(r)(s)
United States–0.36%
Claire’s Stores, Inc., Term Loan, 11.58% (1 mo. USD LIBOR + 6.50%), 12/18/2026	$ 184,792	173,243
Clear Channel Outdoor Holdings, Inc., Term Loan B, 8.81% (3 mo. USD LIBOR + 3.50%), 08/21/2026	934,760	882,278
Dun & Bradstreet Corp. (The), Term Loan, 8.27% (1 mo. USD LIBOR + 3.25%), 06/02/2026	984,267	984,114
Endo Luxembourg Finance Co. I S.a.r.l., Term Loan, 14.00% (1 mo. USD LIBOR + 4.00%), 03/27/2028	1,352,875	999,436
IRB Holding Corp., Term Loan, 8.08% (1 mo. Term SOFR + 3.00%), 12/15/2027	1,326,174	1,306,786
Mativ Holdings, Inc., Term Loan B, 8.81% (1 mo. USD LIBOR + 3.75%), 04/20/2028	1,786,947	1,725,520
Total Variable Rate Senior Loan Interests (Cost $6,439,160)		6,071,377

	Shares
Preferred Stocks–0.22%
United States–0.22%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	3,500,000	3,543,241
Bank of America Corp., 6.50%, Series Z, Pfd.(c)	179,000	178,896
Claire’s Holdings LLC, Series A, Pfd.(m)	195	49,725
Total Preferred Stocks (Cost $4,450,953)		3,771,862

Money Market Funds–3.81%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(t)(u)	22,586,428	22,586,428
Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(t)(u)	16,127,909	16,132,748
Invesco Treasury Portfolio, Institutional Class, 4.77%(t)(u)	25,813,061	25,813,061
Total Money Market Funds (Cost $64,532,237)		64,532,237

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Global Strategic Income Fund

	Shares	Value
Options Purchased–1.91%
(Cost $46,922,735)(v)		$ 32,218,093
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–95.54% (Cost $1,727,695,571)		1,617,043,592

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.36%
Invesco Private Government Fund, 4.83%(t)(u)(w)	15,668,831	15,668,832

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
Conv.	– Convertible
COP	– Colombia Peso
Ctfs.	– Certificates
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
IO	– Interest Only
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
PEN	– Peruvian Sol
Pfd.	– Preferred
PLN	– Polish Zloty
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
THB	– Thai Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
Wts.	– Warrants
ZAR	– South African Rand

	Shares	Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.99%(t)(u)(w)	41,197,349	$ 41,197,349
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $56,872,239)		56,866,181
TOTAL INVESTMENTS IN SECURITIES–98.90% (Cost $1,784,567,810)		1,673,909,773
OTHER ASSETS LESS LIABILITIES–1.10%		18,630,390
NET ASSETS–100.00%		$1,692,540,163

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $657,482,518, which represented 38.85% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)	All or a portion of this security was out on loan at April 30, 2023.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(j)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)	Principal amount of security and interest payments are adjusted for inflation. See Note 1J.
(p)	Non-income producing security.
(q)	Restricted security. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.
(r)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(s)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(t)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value
	October 31, 2022	at Cost	from Sales	(Depreciation)	Gain	April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 31,287,616	$152,376,529	$(161,077,717)	$ -	$ -	$22,586,428	$ 331,785
Invesco Liquid Assets Portfolio, Institutional Class	22,438,567	108,840,377	(115,146,376)	(774)	954	16,132,748	246,852
Invesco Treasury Portfolio, Institutional Class	35,757,276	174,144,604	(184,088,819)	-	-	25,813,061	379,389
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,970,670	59,350,972	(61,652,810)	-	-	15,668,832	398,033*
Invesco Private Prime Fund	47,071,670	120,940,957	(126,816,473)	(4,457)	5,652	41,197,349	1,087,766*
Total	$154,525,799	$615,653,439	$(648,782,195)	$(5,231)	$6,606	$121,398,418	$2,443,825

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(u)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(v)	The table below details options purchased.
(w)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)
	Type of		Expiration		Exercise		Notional
Description	Contract	Counterparty	Date		Price		Value	Value
Currency Risk
AUD versus USD	Call	Bank of America, N.A.	07/27/2023	USD	0.73	AUD	52,500,000	$ 24,700
AUD versus USD	Call	Goldman Sachs International	07/20/2023	USD	0.71	AUD	87,500,000	108,676
AUD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.80	AUD	2,625,000	22,963
AUD versus USD	Call	Standard Chartered Bank PLC	05/11/2023	USD	0.75	AUD	2,800,000	2
EUR versus USD	Call	Bank of America, N.A.	10/23/2023	USD	1.18	EUR	4,200,000	497,295
EUR versus USD	Call	Goldman Sachs International	07/10/2023	USD	1.13	EUR	8,750,000	1,560,353
EUR versus USD	Call	Goldman Sachs International	08/01/2023	USD	1.18	EUR	105,000,000	116,047
EUR versus USD	Call	Goldman Sachs International	08/23/2023	USD	1.14	EUR	105,000,000	247,597
EUR versus USD	Call	Goldman Sachs International	10/23/2023	USD	1.18	EUR	105,000,000	390,717
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	07/11/2023	USD	1.18	EUR	70,000,000	54,379
NZD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.70	NZD	5,000,000	227,914
USD versus CNH	Call	Goldman Sachs International	05/31/2023	CNH	7.50	USD	4,200,000	3,927
Subtotal – Foreign Currency Call Options Purchased								3,254,570
Currency Risk
CNY versus INR	Put	Goldman Sachs International	07/20/2023	INR	11.80	CNY	12,250,000	589,820
EUR versus HUF	Put	Bank of America, N.A.	08/14/2023	HUF	370.00	EUR	35,000,000	259,206
EUR versus HUF	Put	Goldman Sachs International	09/15/2023	HUF	358.00	EUR	2,100,000	624,312
EUR versus NOK	Put	Goldman Sachs International	05/08/2023	NOK	10.60	EUR	70,000,000	77
EUR versus PLN	Put	Goldman Sachs International	07/31/2023	PLN	4.50	EUR	2,800,000	427,977
GBP versus USD	Put	Goldman Sachs International	05/08/2023	USD	1.15	GBP	140,000,000	176
GBP versus USD	Put	Morgan Stanley and Co. International PLC	06/01/2023	USD	1.19	GBP	70,000,000	17,595
USD versus BRL	Put	Bank of America, N.A.	10/10/2023	BRL	5.27	USD	38,500,000	2,149,955
USD versus BRL	Put	Goldman Sachs International	07/07/2023	BRL	5.00	USD	3,500,000	1,144,391
USD versus BRL	Put	Goldman Sachs International	09/27/2023	BRL	5.05	USD	3,500,000	548,555
USD versus BRL	Put	Goldman Sachs International .	11/16/2023	BRL	4.50	USD	1,120,000	273,295
USD versus BRL	Put	Morgan Stanley and Co. International PLC	07/11/2023	BRL	4.90	USD	3,500,000	1,213,922
USD versus CAD	Put	J.P. Morgan Chase Bank, N.A.	05/23/2023	CAD	1.22	USD	1,750,000	119
USD versus CLP	Put	Morgan Stanley and Co. International PLC	06/28/2023	CLP	801.95	USD	35,000,000	656,600
USD versus CNH	Put	Morgan Stanley and Co. International PLC	09/20/2023	CNH	6.50	USD	2,100,000	109,089
USD versus COP	Put	Morgan Stanley and Co.International PLC	06/08/2023	COP	4,480.00	USD	42,000,000	171,024
USD versus COP	Put	Morgan Stanley and Co. International PLC	09/27/2023	COP	4,630.00	USD	35,000,000	810,040
USD versus IDR	Put	Goldman Sachs International	10/04/2023	IDR	14,750.00	USD	42,000,000	958,776
USD versus JPY	Put	Bank of America, N.A.	09/04/2023	JPY	120.00	USD	2,800,000	141,604
USD versus JPY	Put	Goldman Sachs International	05/23/2023	JPY	122.00	USD	5,250,000	9,403
USD versus JPY	Put	Goldman Sachs International	02/08/2024	JPY	113.00	USD	52,500,000	255,412
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/07/2023	JPY	114.00	USD	2,100,000	75,804
USD versus MXN	Put	Bank of America, N.A.	08/09/2023	MXN	17.40	USD	3,500,000	559,706
USD versus MXN	Put	Goldman Sachs International	06/30/2023	MXN	18.00	USD	70,000,000	818,090
USD versus MXN	Put	Morgan Stanley and Co. International PLC	10/06/2023	MXN	17.40	USD	3,500,000	648,449
USD versus THB	Put	Bank of America, N.A.	08/30/2023	THB	32.50	USD	4,200,000	878,472
USD versus THB	Put	Standard Chartered Bank PLC	10/04/2023	THB	30.00	USD	3,500,000	86,803
USD versus ZAR	Put	Bank of America, N.A.	06/01/2023	ZAR	16.50	USD	1,750,000	12,758
USD versus ZAR	Put	Goldman Sachs International	05/01/2023	ZAR	17.55	USD	52,500,000	53
USD versus ZAR	Put	Goldman Sachs International	07/13/2023	ZAR	16.50	USD	35,000,000	44,030

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)
	Type of		Expiration		Exercise		Notional
Description	Contract	Counterparty	Date		Price		Value	Value
USD versus ZAR	Put	Goldman Sachs International	07/31/2023	ZAR	17.10	USD	3,500,000	$ 515,312
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	08/10/2023	ZAR	17.00	USD	35,000,000	180,845
Subtotal – Foreign Currency Put Options Purchased								14,181,670
Total Foreign Currency Options Purchased								$17,436,240

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,278,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
				Pay/
				Receive
	Type of		Exercise	Exercise	Floating Rate	Payment	Expiration		Notional
Description	Contract	Counterparty	Rate	Rate	Index	Frequency	Date		Value	Value
Interest Rate Risk
10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.84%	Receive	6 Month EURIBOR	Semi-Annually	03/07/2024	EUR	23,940,000	$ 778,795

Interest Rate Risk
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.77	Pay	SOFR	Annually	08/07/2023	USD	247,800,000	894,466
15 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.81	Pay	6 Month EURIBOR	Semi-Annually	04/06/2038	EUR	47,250,000	4,395,957
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.82	Pay	SOFR	Annually	03/31/2025	USD	23,100,000	1,980,721
40 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.00	Pay	6 Month EURIBOR	Semi-Annually	04/17/2024	EUR	46,200,000	6,464,992
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.75	Pay	TONAR	Annually	03/04/2024	JPY	10,920,000,000	266,922
Subtotal – Interest Rate Put Swaptions Purchased										14,003,058
Total Interest Rate Swaptions Purchased										$14,781,853

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,278,000.

Open Over-The-Counter Credit Default Swaptions Written(a)

(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit		Notional
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(b)		Value	Value

Credit Risk
J.P. Morgan Chase Bank, N.A.	Put	96.00%	Markit CDX North America High Yield Index, Series 40, Version 1	5.00%	Quarterly	09/20/2023	4.645%	USD	70,000,000	$(858,225)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,278,000.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)
	Type of		Expiration		Exercise		Notional
Description	Contract	Counterparty	Date		Price		Value	Value
Currency Risk

AUD versus USD	Call	Bank of America, N.A.	07/27/2023	USD	0.78	AUD	52,500,000	$(1,702)

AUD versus USD	Call	Goldman Sachs International	07/20/2023	USD	0.75	AUD	87,500,000	(11,001)

CNY versus INR	Call	Goldman Sachs International	07/20/2023	INR	12.20	CNY	122,500,000	(55,369)

EUR versus HUF	Call	Goldman Sachs International	09/15/2023	HUF	450.00	EUR	1,050,000	(50,491)

EUR versus HUF	Call	J.P. Morgan Chase Bank, N.A.	10/12/2023	HUF	418.00	EUR	35,000,000	(574,178)

EUR versus JPY	Call	J.P. Morgan Chase Bank, N.A.	07/03/2023	JPY	146.00	EUR	70,000,000	(2,398,683)

USD versus BRL	Call	Bank of America, N.A.	10/10/2023	BRL	6.24	USD	38,500,000	(181,258)

USD versus BRL	Call	Goldman Sachs International	07/03/2023	BRL	5.48	USD	35,000,000	(200,235)

USD versus BRL	Call	Goldman Sachs International	11/16/2023	BRL	5.55	USD	1,120,000	(232,114)

USD versus BRL	Call	Goldman Sachs International	01/08/2024	BRL	6.10	USD	3,500,000	(331,272)

USD versus BRL	Call	Morgan Stanley and Co. International PLC	07/11/2023	BRL	5.60	USD	35,000,000	(161,140)

USD versus CLP	Call	Morgan Stanley and Co. International PLC	06/28/2023	CLP	897.85	USD	35,000,000	(138,180)

USD versus COP	Call	Morgan Stanley and Co. International PLC	06/08/2023	COP	4,810.00	USD	42,000,000	(785,778)

USD versus COP	Call	Morgan Stanley and Co. International PLC	09/27/2023	COP	5,280.00	USD	35,000,000	(695,345)

USD versus IDR	Call	Goldman Sachs International	10/04/2023	IDR	15,700.00	USD	42,000,000	(256,242)

USD versus JPY	Call	Goldman Sachs International	05/11/2023	JPY	136.25	USD	52,500,000	(352,328)

USD versus MXN	Call	Goldman Sachs International	06/30/2023	MXN	19.00	USD	70,000,000	(483,350)

USD versus MXN	Call	Goldman Sachs International	08/17/2023	MXN	20.00	USD	1,400,000	(142,563)

USD versus MXN	Call	Goldman Sachs International	01/16/2024	MXN	21.00	USD	119,000,000	(1,629,110)

USD versus MXN	Call	Morgan Stanley and Co. International PLC	06/05/2023	MXN	19.82	USD	24,500,000	(27,342)

Subtotal – Foreign Currency Call Options Written								(8,707,681)

Currency Risk

AUD versus USD	Put	Bank of America, N.A.	07/27/2023	USD	0.68	AUD	52,500,000	(1,037,661)

AUD versus USD	Put	Goldman Sachs International	07/20/2023	USD	0.65	AUD	87,500,000	(795,587)

USD versus BRL	Put	Bank of America, N.A.	10/10/2023	BRL	4.69	USD	38,500,000	(340,956)

USD versus BRL	Put	Goldman Sachs International	07/03/2023	BRL	4.90	USD	35,000,000	(441,735)

USD versus CLP	Put	Morgan Stanley and Co. International PLC	06/28/2023	CLP	744.05	USD	35,000,000	(60,585)

USD versus COP	Put	Morgan Stanley and Co. International PLC	06/08/2023	COP	4,260.00	USD	42,000,000	(24,780)

USD versus COP	Put	Morgan Stanley and Co. International PLC	09/27/2023	COP	4,230.00	USD	35,000,000	(166,040)

USD versus IDR	Put	Goldman Sachs International	10/04/2023	IDR	14,250.00	USD	42,000,000	(343,308)

USD versus MXN	Put	Goldman Sachs International	06/30/2023	MXN	17.50	USD	70,000,000	(224,420)

Subtotal – Foreign Currency Put Options Written								(3,435,072)

Total – Foreign Currency Options Written								$(12,142,753)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,278,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration		Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date		Value	Value

Interest Rate Risk

2 Year Interest Rate Swap	Call	Bank of America, N.A.	3.61%	SOFR	Receive	Annually	03/14/2024	USD	350,000,000	$(5,480,570)

2 Year Interest Rate Swap	Call	Barclays Bank PLC	3.92	SONIA	Receive	Annually	06/02/2023	GBP	74,900,000	(34,409)

5 Year Interest Rate Swap	Call	Goldman Sachs International	3.49	SOFR	Receive	Annually	05/30/2023	USD	87,500,000	(1,106,149)

10 Year Interest Rate Swap	Call	Goldman Sachs International	3.25	SOFR	Receive	Annually	03/27/2024	USD	157,500,000	(7,276,936)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.75	SOFR	Receive	Annually	07/05/2024	USD	35,000,000	(1,016,653)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.42	SOFR	Receive	Annually	04/15/2024	USD	35,000,000	(1,031,764)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.48	SOFR	Receive	Annually	04/17/2024	USD	17,500,000	(581,502)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.44	6 Month EURIBOR	Receive	Semi-Annually	04/14/2025	EUR	52,500,000	(1,765,645)

2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.75	SOFR	Receive	Annually	09/16/2024	USD	262,500,000	(2,939,239)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.35	TONAR	Receive	Annually	03/04/2024	JPY	10,920,000,000	(634,565)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.98	SONIA	Receive	Annually	05/30/2023	GBP	175,000,000	(90,068)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.47	SOFR	Receive	Annually	03/13/2025	USD	42,000,000	(1,120,707)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.56	SOFR	Receive	Annually	03/10/2025	USD	42,000,000	(1,230,707)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.20	6 Month EURIBOR	Receive	Semi-Annually	03/07/2024	EUR	105,000,000	(1,238,059)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.50	SOFR	Receive	Annually	03/14/2024	USD	525,000,000	(5,071,136)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.95	SOFR	Receive	Annually	07/08/2024	USD	105,000,000	(3,894,825)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.77	SOFR	Receive	Annually	08/07/2023	USD	247,800,000	(14,714,347)

Subtotal–Interest Rate Call Swaptions Written										(49,227,281)

Interest Rate Risk

2 Year Interest Rate Swap	Put	Barclays Bank PLC	4.52	SONIA	Pay	Annually	06/02/2023	GBP	149,800,000	(523,121)

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.10	TONAR	Pay	Annually	03/04/2024	JPY	10,920,000,000	(167,148)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.60	6 Month EURIBOR	Pay	Semi-Annually	04/17/2024	EUR	138,600,000	(7,521,114)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.13	SONIA	Pay	Annually	05/30/2023	GBP	350,000,000	(100,012)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.00	SOFR	Pay	Annually	09/16/2024	USD	262,500,000	(1,404,963)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.56	SOFR	Pay	Annually	03/10/2025	USD	42,000,000	(1,125,401)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.31	SOFR	Pay	Annually	03/31/2025	USD	98,280,000	(1,919,994)

Subtotal–Interest Rate Put Swaptions Written										(12,761,753)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(61,989,034)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,278,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Global Strategic Income Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Euro-Schatz	4,690	May-2023	$516,791	$(922,059)	$(922,059)

U.S. Treasury 2 Year Notes	207	June-2023	42,675,961	329,924	329,924

U.S. Treasury 5 Year Notes	454	June-2023	49,822,953	26,646	26,646

U.S. Treasury 10 Year Notes	791	June-2023	91,125,672	2,663,445	2,663,445

U.S. Treasury 10 Year Ultra Notes	694	June-2023	84,288,469	2,296,250	2,296,250

Subtotal–Long Futures Contracts				4,394,206	4,394,206

Short Futures Contracts

Interest Rate Risk

Euro-Bobl	37	June-2023	(4,809,674)	2,039	2,039

Euro-Bund	14	June-2023	(2,091,231)	44,506	44,506

Euro-Schatz	1,185	June-2023	(137,985,346)	1,099,883	1,099,883

U.S. Treasury Long Bonds	56	June-2023	(7,372,750)	(362,250)	(362,250)

U.S. Treasury Ultra Bonds	141	June-2023	(19,938,281)	(898,148)	(898,148)

Subtotal–Short Futures Contracts				(113,970)	(113,970)

Total Futures Contracts				$4,280,236	$4,280,236

(a)	Futures contracts collateralized by $71,611,889 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

05/03/2023	Bank of America, N.A.	USD	16,948,495	EUR	15,400,000	$20,772

05/30/2023	Bank of America, N.A.	USD	12,321,232	EUR	11,200,000	39,308

06/21/2023	Bank of America, N.A.	JPY	584,660,000	USD	4,515,870	192,049

06/21/2023	Bank of America, N.A.	USD	1,122,495	GBP	900,000	9,745

06/21/2023	Bank of America, N.A.	USD	15,719,374	SEK	164,058,153	318,996

06/21/2023	Bank of America, N.A.	USD	24,263	SGD	32,602	213

09/06/2023	Bank of America, N.A.	JPY	520,811,200	USD	3,920,000	23,366

06/21/2023	BNP Paribas S.A.	NOK	100,444,400	USD	9,532,907	85,044

06/21/2023	BNP Paribas S.A.	NZD	4,281,000	USD	2,662,001	15,153

06/21/2023	BNP Paribas S.A.	USD	5,717,066	EUR	5,275,000	111,719

06/21/2023	Citibank, N.A.	CAD	13,745,000	USD	10,167,433	12,311

06/21/2023	Citibank, N.A.	COP	77,731,406,400	USD	16,976,000	612,435

06/21/2023	Citibank, N.A.	USD	51,741,879	IDR	800,860,809,600	2,814,264

06/22/2023	Citibank, N.A.	CLP	4,525,565,000	USD	5,581,605	12,464

06/21/2023	Deutsche Bank AG	JPY	1,694,790,000	USD	12,620,797	87,068

06/21/2023	Deutsche Bank AG	USD	19,429,216	HUF	7,078,452,104	1,166,611

06/21/2023	Deutsche Bank AG	USD	50,562,608	MXN	935,236,008	933,283

06/21/2023	Deutsche Bank AG	USD	29,471,087	ZAR	547,313,457	315,594

05/15/2023	Goldman Sachs International	JPY	1,371,332,550	USD	10,605,000	520,099

05/16/2023	Goldman Sachs International	USD	20,786,220	EUR	18,900,000	55,857

06/02/2023	Goldman Sachs International	USD	2,113,000	BRL	10,712,656	21,731

06/21/2023	Goldman Sachs International	USD	49,914,779	MXN	918,981,000	686,080

07/05/2023	Goldman Sachs International	USD	9,450,000	MXN	173,336,625	67,546

07/24/2023	Goldman Sachs International	AUD	38,062,500	USD	26,529,562	1,255,501

08/02/2023	Goldman Sachs International	USD	26,579,070	EUR	24,010,000	11,083

09/05/2023	Goldman Sachs International	USD	33,425,000	MXN	645,102,500	1,571,679

09/19/2023	Goldman Sachs International	USD	9,167,813	EUR	8,334,375	81,932

09/29/2023	Goldman Sachs International	USD	8,400,000	SEK	86,360,400	79,651

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

02/13/2024	Goldman Sachs International	JPY	1,094,562,000	USD	8,820,000	$432,624

06/02/2023	HSBC Bank USA	USD	2,162,250	BRL	10,962,543	22,276

06/21/2023	HSBC Bank USA	CNY	121,844,607	USD	17,759,942	94,220

06/21/2023	HSBC Bank USA	KRW	17,516,100,000	USD	13,353,638	223,634

06/21/2023	HSBC Bank USA	USD	34,138,129	EUR	31,150,000	282,089

06/21/2023	HSBC Bank USA	USD	20,548,275	THB	704,025,000	168,329

05/03/2023	J.P. Morgan Chase Bank, N.A.	USD	224,670,397	BRL	1,135,361,155	2,957,245

05/24/2023	J.P. Morgan Chase Bank, N.A.	CAD	10,869,259	USD	8,137,500	111,510

06/21/2023	J.P. Morgan Chase Bank, N.A.	KRW	22,430,437,800	USD	17,084,000	270,227

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	18,743,893	COP	90,699,823,600	349,708

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	144,742	CZK	3,260,232	7,590

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	9,156,140	ZAR	169,049,125	44,095

06/21/2023	J.P. Morgan Chase Bank, N.A.	ZAR	314,185,391	USD	17,102,000	2,950

07/05/2023	J.P. Morgan Chase Bank, N.A.	JPY	4,147,593,100	USD	31,628,422	889,123

07/05/2023	J.P. Morgan Chase Bank, N.A.	USD	31,602,966	EUR	28,910,000	366,978

07/12/2023	J.P. Morgan Chase Bank, N.A.	USD	3,784,935	EUR	3,500,000	86,932

10/16/2023	J.P. Morgan Chase Bank, N.A.	USD	7,756,000	EUR	7,000,000	22,138

03/20/2024	J.P. Morgan Chase Bank, N.A.	CNY	56,290,000	USD	8,330,343	27,568

05/03/2023	Morgan Stanley and Co. International PLC	USD	225,246,383	BRL	1,135,361,155	2,381,260

06/02/2023	Morgan Stanley and Co. International PLC	USD	55,977,809	BRL	284,661,155	747,135

06/05/2023	Morgan Stanley and Co. International PLC	USD	6,916,560	GBP	5,600,000	126,299

06/21/2023	Morgan Stanley and Co. International PLC	USD	59,523,155	AUD	89,798,831	23,640

06/21/2023	Morgan Stanley and Co. International PLC	USD	27,554,441	CAD	37,487,225	141,982

06/21/2023	Morgan Stanley and Co. International PLC	USD	244,700,865	EUR	230,769,321	10,295,293

06/21/2023	Morgan Stanley and Co. International PLC	USD	9,255,730	GBP	7,806,000	564,562

06/21/2023	Morgan Stanley and Co. International PLC	USD	37,973,447	PLN	167,191,533	2,087,750

09/22/2023	Morgan Stanley and Co. International PLC	CNY	77,861,840	USD	11,410,000	55,045

06/21/2023	Royal Bank of Canada	USD	8,552,302	EUR	7,800,000	66,566

06/21/2023	Standard Chartered Bank PLC	JPY	1,378,210,000	USD	10,567,537	375,060

Subtotal–Appreciation						34,345,382

Currency Risk

05/03/2023	Bank of America, N.A.	EUR	15,400,000	USD	16,877,014	(92,253)

06/21/2023	Bank of America, N.A.	EUR	26,285,000	USD	29,013,490	(30,986)

06/21/2023	Bank of America, N.A.	THB	831,060,392	USD	24,294,683	(160,056)

06/21/2023	Bank of America, N.A.	USD	17,515,398	KRW	22,944,121,076	(316,570)

08/11/2023	Bank of America, N.A.	MXN	223,684,300	USD	11,900,000	(293,409)

09/01/2023	Bank of America, N.A.	THB	602,525,000	USD	17,500,000	(354,174)

09/29/2023	Bank of America, N.A.	AUD	26,723,677	USD	17,500,000	(290,824)

10/13/2023	Bank of America, N.A.	BRL	99,504,000	USD	18,000,000	(1,348,665)

06/21/2023	Barclays Bank PLC	USD	2,113,000	COP	9,703,952,500	(70,180)

06/21/2023	BNP Paribas S.A.	EUR	30,794,504	USD	33,678,000	(349,401)

06/21/2023	BNP Paribas S.A.	USD	9,716,356	NOK	100,538,082	(259,682)

06/21/2023	BNP Paribas S.A.	USD	18,418,817	NZD	29,620,927	(104,846)

06/21/2023	Citibank, N.A.	IDR	219,748,620,000	USD	14,197,482	(772,208)

06/22/2023	Citibank, N.A.	USD	17,794,893	CLP	14,428,099,255	(39,738)

06/21/2023	Deutsche Bank AG	EUR	3,650,000	USD	3,922,061	(111,127)

06/21/2023	Deutsche Bank AG	MXN	1,080,533,850	USD	58,333,752	(1,162,517)

06/21/2023	Deutsche Bank AG	USD	122,829,053	JPY	16,494,160,743	(847,374)

06/21/2023	Deutsche Bank AG	ZAR	885,660,000	USD	47,689,972	(510,692)

05/25/2023	Goldman Sachs International	JPY	1,049,895,000	USD	7,700,000	(32,567)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

06/21/2023	Goldman Sachs International	COP	77,587,284,000	USD	15,925,958	$(407,268)

06/21/2023	Goldman Sachs International	EUR	31,023,462	USD	34,014,000	(266,396)

06/21/2023	Goldman Sachs International	MXN	1,598,186,101	USD	86,781,700	(1,217,497)

06/29/2023	Goldman Sachs International	PLN	26,607,498	USD	5,165,000	(1,207,702)

07/12/2023	Goldman Sachs International	EUR	30,800,000	USD	33,818,400	(254,033)

07/17/2023	Goldman Sachs International	MXN	307,243,125	USD	15,750,000	(1,080,288)

07/26/2023	Goldman Sachs International	ZAR	98,542,500	USD	5,250,000	(95,263)

08/02/2023	Goldman Sachs International	PLN	110,494,930	USD	26,390,000	(24,394)

08/03/2023	Goldman Sachs International	EUR	9,975,000	USD	10,980,480	(67,027)

08/21/2023	Goldman Sachs International	MXN	166,217,660	USD	8,680,000	(363,343)

09/06/2023	Goldman Sachs International	IDR	310,184,000,000	USD	20,300,000	(801,889)

09/19/2023	Goldman Sachs International	HUF	3,528,000,000	USD	9,187,500	(847,839)

09/29/2023	Goldman Sachs International	SEK	115,583,565	USD	10,470,000	(879,048)

10/16/2023	Goldman Sachs International	AUD	3,675,000	USD	2,326,275	(121,889)

10/16/2023	Goldman Sachs International	NZD	8,166,667	USD	4,569,250	(475,046)

11/16/2023	Goldman Sachs International	MXN	111,483,000	USD	5,400,000	(565,620)

11/20/2023	Goldman Sachs International	BRL	23,325,120	USD	4,032,000	(474,692)

06/21/2023	HSBC Bank USA	PEN	95,220,000	USD	24,954,792	(657,031)

06/21/2023	HSBC Bank USA	USD	482,462	CNY	3,310,000	(2,560)

05/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	1,135,361,155	USD	219,957,637	(7,670,006)

06/21/2023	J.P. Morgan Chase Bank, N.A.	COP	205,734,865,000	USD	42,516,866	(793,245)

06/21/2023	J.P. Morgan Chase Bank, N.A.	EUR	18,778,808	USD	20,178,882	(571,381)

06/21/2023	J.P. Morgan Chase Bank, N.A.	INR	1,543,170,000	USD	18,678,149	(155,434)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	2,162,250	COP	9,931,798,057	(71,465)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	16,981,000	EUR	15,311,819	(61,702)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	34,168,000	JPY	4,534,961,467	(629,936)

06/21/2023	J.P. Morgan Chase Bank, N.A.	ZAR	314,728,538	USD	17,084,000	(44,610)

07/12/2023	J.P. Morgan Chase Bank, N.A.	HUF	1,476,125,000	USD	3,784,936	(485,103)

10/16/2023	J.P. Morgan Chase Bank, N.A.	HUF	2,794,260,000	USD	7,755,999	(143,102)

05/03/2023	Morgan Stanley and Co. International PLC	BRL	1,135,361,155	USD	226,440,117	(1,187,525)

06/02/2023	Morgan Stanley and Co. International PLC	BRL	850,700,000	USD	167,287,744	(2,232,789)

06/07/2023	Morgan Stanley and Co. International PLC	MXN	42,777,000	USD	2,100,000	(262,027)

06/21/2023	Morgan Stanley and Co. International PLC	AUD	23,775,000	USD	15,759,259	(6,259)

06/21/2023	Morgan Stanley and Co. International PLC	EUR	158,296,784	USD	167,853,160	(7,062,081)

06/21/2023	Morgan Stanley and Co. International PLC	GBP	135,578,095	USD	161,047,262	(9,515,959)

06/21/2023	Morgan Stanley and Co. International PLC	PLN	103,155,000	USD	23,120,956	(1,596,281)

06/21/2023	Morgan Stanley and Co. International PLC	SEK	132,096,475	USD	12,898,138	(15,649)

07/13/2023	Morgan Stanley and Co. International PLC	BRL	149,384,000	USD	28,400,000	(1,149,713)

07/13/2023	Morgan Stanley and Co. International PLC	COP	14,578,095,000	USD	2,975,000	(79,853)

09/29/2023	Morgan Stanley and Co. International PLC	USD	980,000	COP	4,699,100,000	(11,563)

10/11/2023	Morgan Stanley and Co. International PLC	MXN	203,597,100	USD	10,710,000	(259,213)

06/21/2023	Royal Bank of Canada	CAD	23,387,438	USD	17,204,855	(74,321)

06/21/2023	Royal Bank of Canada	EUR	5,840,000	USD	6,421,997	(31,103)

06/21/2023	Royal Bank of Canada	USD	13,514,088	JPY	1,765,236,000	(459,380)

06/21/2023	Royal Bank of Canada	USD	376,027	ZAR	6,815,000	(5,131)

05/15/2023	Standard Chartered Bank PLC	AUD	4,900,000	USD	3,236,450	(7,636)

06/21/2023	UBS AG	HUF	2,596,209,525	USD	7,390,340	(163,724)

Subtotal–Depreciation						(51,702,285)

Total Forward Foreign Currency Contracts						$(17,356,903)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Global Strategic Income Fund

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit iTraxx Europe Index, Series 37, Version 1	Buy	(1.00)%	Quarterly	06/20/2027	0.701%	EUR	7,525,000	$(69,434)	$(95,223)	$(25,789)

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2027	1.978	USD	3,500,000	180,403	138,345	(42,058)

Markit CDX North America High Yield Index, Series 40, Version 1	Buy	(5.00)	Quarterly	06/20/2028	4.645	USD	28,000,000	(392,000)	(395,109)	(3,109)

Societe Generale	Sell	1.00	Quarterly	06/20/2027	1.142	EUR	10,500,000	9,394	(67,279)	(76,673)

Total Centrally Cleared Credit Default Swap Agreements								$(271,637)	$(419,266)	$(147,629)

(a)	Centrally cleared swap agreements collateralized by $41,926,037 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Receive	COOVIBR	Quarterly	(9.06)%	Quarterly	05/16/2032	COP	25,900,000,000	$–	$20,324	$20,324

Receive	CPURNSA	At Maturity	(2.44)	At Maturity	01/18/2033	USD	4,200,000	–	26,483	26,483

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	25,400,000,000	–	31,142	31,142

Pay	TTHORON	Quarterly	2.00	Quarterly	04/24/2025	THB	1,228,500,000	–	37,908	37,908

Receive	3 Month CZK PRIOBR	Quarterly	(7.02)	Annually	02/10/2024	CZK	725,000,000	–	43,916	43,916

Pay	SOFR	Annually	4.11	Annually	04/18/2025	USD	92,050,000	–	44,450	44,450

Pay	TTHORON	Quarterly	2.60	Quarterly	04/24/2033	THB	268,800,000	–	48,101	48,101

Pay	28 Day MXN TIIE	28 days	9.25	28 days	02/10/2025	MXN	752,500,000	–	55,450	55,450

Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	9,450,000,000	–	68,350	68,350

Pay	NFIX3FRA	Quarterly	4.37	Semi-Annually	03/23/2028	NZD	37,800,000	–	70,460	70,460

Receive	COOVIBR	Quarterly	(8.88)	Quarterly	05/09/2032	COP	27,000,000,000	–	85,756	85,756

Pay	SOFR	Annually	4.21	Annually	04/19/2025	USD	45,937,500	–	105,977	105,977

Pay	28 Day MXN TIIE	28 days	9.40	28 days	02/10/2025	MXN	787,500,000	–	115,281	115,281

Receive	BZDIOVRA	At Maturity	(13.14)	At Maturity	01/02/2024	BRL	549,307,142	–	123,309	123,309

Pay	3 Month CDOR	Semi-Annually	3.99	Semi-Annually	02/13/2025	CAD	250,250,000	–	130,209	130,209

Receive	BZDIOVRA	At Maturity	(13.11)	At Maturity	01/02/2024	BRL	544,623,721	–	146,729	146,729

Receive	SOFR	Annually	(2.94)	Annually	04/14/2053	USD	21,504,000	–	180,719	180,719

Pay	28 Day MXN TIIE	28 Days	9.13	28 Days	02/11/2028	MXN	163,100,000	–	208,457	208,457

Receive	FBIL Overnight MIBOR	Semi-Annually	(5.65)	Semi-Annually	02/17/2027	INR	1,837,500,000	–	280,283	280,283

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	119,500,000	481	319,481	319,000

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	124,250,000	–	335,189	335,189

Pay	3 Month CDOR	Semi-Annually	4.15	Semi-Annually	02/14/2025	CAD	250,250,000	–	403,983	403,983

Pay	SOFR	Annually	3.37	Annually	12/15/2032	USD	29,820,000	–	477,475	477,475

Receive	3 Month JIBAR	Quarterly	(6.63)	Quarterly	02/11/2031	ZAR	68,250,000	–	506,551	506,551

Receive	28 Day MXN TIIE	28 days	(8.35)	28 days	03/06/2025	MXN	551,250,000	–	915,523	915,523

Pay	6 Month EURIBOR Semi-Annually		3.74	Annually	03/14/2025	EUR	204,162,000	851	1,003,680	1,002,829

Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/29/2031	ZAR	145,000,000	–	1,039,437	1,039,437

Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/27/2031	ZAR	148,000,000	–	1,060,633	1,060,633

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Receive	3 Month JIBAR	Quarterly	(7.32)%	Quarterly	07/15/2031	ZAR	206,100,000	$–	$1,184,552	$1,184,552

Pay	SOFR	Annually	3.77	Annually	08/09/2033	USD	192,290,000	(44,845)	10,724,413	10,769,258

Subtotal – Appreciation								(43,513)	19,794,221	19,837,734

Interest Rate Risk

Pay	6 Month EURIBOR	Semi-Annually	2.55	Annually	04/24/2034	EUR	37,800,000	–	(1,277,718)	(1,277,718)

Receive	SOFR	At Maturity	(4.20)	At Maturity	02/16/2025	USD	187,250,000	–	(1,144,322)	(1,144,322)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	181,797,497	–	(841,121)	(841,121)

Receive	SOFR	At Maturity	(4.00)	At Maturity	02/15/2025	USD	187,250,000	–	(792,333)	(792,333)

Pay	SONIA	Annually	4.24	Annually	05/30/2025	GBP	118,160,000	–	(679,261)	(679,261)

Receive	FBIL Overnight MIBOR	Semi-Annually	(7.02)	Semi-Annually	05/25/2027	INR	1,312,500,000	–	(595,780)	(595,780)

Pay	BZDIOVRA	At Maturity	8.68	At Maturity	01/04/2027	BRL	56,292,938	–	(585,136)	(585,136)

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	174,013,173	–	(389,014)	(389,014)

Receive	CLICP	Semi-Annually	(6.30)	Semi-Annually	03/09/2028	CLP	13,125,000,000	–	(373,616)	(373,616)

Pay	SONIA	Annually	4.25	Annually	06/02/2025	GBP	49,434,000	–	(274,083)	(274,083)

Pay	SOFR	Annually	2.94	Annually	04/24/2034	USD	78,750,000	–	(260,131)	(260,131)

Receive	6 Month WIBOR	Semi-Annually	(7.61)	Annually	09/21/2024	PLN	88,200,000	–	(254,198)	(254,198)

Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	25,200,000,000	–	(251,622)	(251,622)

Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	42,590,000,000	–	(207,846)	(207,846)

Receive	TTHORON	Quarterly	(2.26)	Quarterly	04/24/2028	THB	1,015,000,000	–	(140,649)	(140,649)

Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	12,010,000,000	–	(126,035)	(126,035)

Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	12,332,000,000	–	(107,507)	(107,507)

Pay	SOFR	Annually	3.34	Annually	04/14/2028	USD	92,190,000	–	(35,039)	(35,039)

Receive	COOVIBR	Quarterly	(11.46)	Quarterly	11/01/2024	COP	96,250,000,000	–	(34,846)	(34,846)

Pay	CLICP	Semi-Annually	7.87	Semi-Annually	04/11/2025	CLP	14,700,000,000	–	(4,933)	(4,933)

Subtotal – Depreciation								–	(8,375,190)	(8,375,190)

Total Centrally Cleared Interest Rate Swap Agreements								$(43,513)	$11,419,031	$11,462,544

(a)	Centrally cleared swap agreements collateralized by $41,926,037 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)%	Quarterly	12/20/2024	0.990%	EUR	3,750,000	$24,242	$30,741	$6,499

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	1.841	EUR	5,250,000	152,396	184,029	31,633

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Index, Series 30, Version 1	Sell	1.00	Quarterly	12/20/2023	5.893	EUR	17,500,000	(1,202,630)	(596,805)	605,825

Subtotal–Appreciation									(1,025,992)	(382,035)	643,957

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.990	EUR	3,750,000	15,747	(666)	(16,413)

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	3.010	EUR	7,100,000	312,253	248,242	(64,011)

Goldman Sachs International	Markit CDX North America High Yield Index, Series 39,Version 1	Sell	5.00	Quarterly	12/20/2027	3.394	USD	17,500,000	1,349,459	1,155,346	(194,113)

Subtotal–Depreciation									1,677,459	1,402,922	(274,537)

Total Open Over-The-Counter Credit Default Swap Agreements									$651,467	$1,020,887	$369,420

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Global Strategic Income Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,278,000.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KRW	–South Korean Won
MIBOR	–Mumbai Interbank Offered Rate
MXN	–Mexican Peso
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
TONAR	–Tokyo Overnight Average Rate
TTHORON	–Thai Overnight Repurchase Rate
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2023

Non-U.S. Dollar Denominated Bonds & Notes	35.49%
U.S. Dollar Denominated Bonds & Notes	32.29
Asset-Backed Securities	9.41
U.S. Treasury Securities	6.59
U.S. Government Sponsored Agency Mortgage-Backed Securities	2.37
Agency Credit Risk Transfer Notes	1.87
Common Stocks & Other Equity Interests	1.22
Options Purchased	1.91
Security Types Each Less Than 1% of Portfolio	0.58
Money Market Funds Plus Other Assets Less Liabilities	8.27

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,663,163,334)*	$1,552,511,355

Investments in affiliated money market funds, at value (Cost $121,404,476)	121,398,418

Other investments:
Variation margin receivable–centrally cleared swap agreements	2,275,510

Swaps receivable – OTC	174,344

Unrealized appreciation on swap agreements – OTC	643,957

Premiums paid on swap agreements – OTC	651,467

Unrealized appreciation on forward foreign currency contracts outstanding	34,345,382

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	71,611,889

Cash collateral – centrally cleared swap agreements	41,926,037

Cash collateral – OTC Derivatives	61,278,000

Cash collateral – TBA commitments	669,000

Cash	40,288,724

Foreign currencies, at value (Cost $16,066,270)	15,607,115

Receivable for:
Investments sold	16,962,862

Fund shares sold	449,423

Dividends	99,874

Interest	23,558,805

Principal paydowns	262,765

Investment for trustee deferred compensation and retirement plans	418,277

Other assets	100,580

Total assets	1,985,233,784

Liabilities:
Other investments:
Options written, at value (premiums received $68,870,516)	74,990,012

Variation margin payable – futures contracts	54,574,270

Unrealized depreciation on forward foreign currency contracts outstanding	51,702,285

Swaps payable – OTC	11,460

Unrealized depreciation on swap agreements–OTC	274,537

Payable for:
Investments purchased	50,368,448

Dividends	1,128,663

Fund shares reacquired	1,154,979

Accrued foreign taxes	3,397

Collateral upon return of securities loaned	56,872,239

Accrued fees to affiliates	909,748

Accrued trustees’ and officers’ fees and benefits	351

Accrued other operating expenses	284,955

Trustee deferred compensation and retirement plans	418,277

Total liabilities	292,693,621

Net assets applicable to shares outstanding	$1,692,540,163

Net assets consist of:
Shares of beneficial interest	$2,754,277,579

Distributable earnings (loss)	(1,061,737,416)

$1,692,540,163

Net Assets:
Class A	$1,474,501,708

Class C	$47,365,179

Class R	$56,204,796

Class Y	$103,580,745

Class R5	$8,434

Class R6	$10,879,301

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	474,335,558

Class C	15,280,592

Class R	18,067,910

Class Y	33,370,257

Class R5	2,710

Class R6	3,516,126

Class A:
Net asset value per share	$3.11

Maximum offering price per share (Net asset value of $3.11 ÷ 95.75%)	$3.25

Class C:
Net asset value and offering price per share	$3.10

Class R:
Net asset value and offering price per share	$3.11

Class Y:
Net asset value and offering price per share	$3.10

Class R5:
Net asset value and offering price per share	$3.11

Class R6:
Net asset value and offering price per share	$3.09

*	At April 30, 2023, securities with an aggregate value of $55,470,179 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Global Strategic Income Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $172,869)	$49,486,512

Dividends from affiliates (includes net securities lending income of $114,858)	1,072,884

Total investment income	50,559,396

Expenses:
Advisory fees	5,016,933

Administrative services fees	121,980

Custodian fees	158,342

Distribution fees:
Class A	1,743,524

Class C	241,926

Class R	136,312

Transfer agent fees – A, C, R and Y	1,289,222

Transfer agent fees – R5	2

Transfer agent fees – R6	1,532

Trustees’ and officers’ fees and benefits	11,363

Registration and filing fees	55,050

Reports to shareholders	73,626

Professional services fees	64,668

Other	17,282

Total expenses	8,931,762

Less: Fees waived and/or expense offset arrangement(s)	(77,555)

Net expenses	8,854,207

Net investment income	41,705,189

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $46,149)	(41,245,442)

Affiliated investment securities	6,606

Foreign currencies	1,633,991

Forward foreign currency contracts	(3,827,481)

Futures contracts	(3,970,146)

Option contracts written	19,186,368

Swap agreements	(17,131,582)

(45,347,686)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $3,397)	124,935,389

Affiliated investment securities	(5,231)

Foreign currencies	677,403

Forward foreign currency contracts	(12,925,674)

Futures contracts	7,393,035

Option contracts written	18,833,981

Swap agreements	26,153,520

165,062,423

Net realized and unrealized gain	119,714,737

Net increase in net assets resulting from operations	$161,419,926

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:
Net investment income	$41,705,189	$57,305,451

Net realized gain (loss)	(45,347,686)	(170,991,590)

Change in net unrealized appreciation (depreciation)	165,062,423	(229,652,093)

Net increase (decrease) in net assets resulting from operations	161,419,926	(343,338,232)

Distributions to shareholders from distributable earnings:
Class A	(31,598,037)	–

Class C	(855,624)	–

Class R	(1,102,788)	–

Class Y	(2,435,298)	–

Class R5	(192)	–

Class R6	(248,131)	–

Total distributions from distributable earnings	(36,240,070)	–

Return of capital:
Class A	–	(54,922,897)

Class C	–	(1,516,768)

Class R	–	(1,802,840)

Class Y	–	(4,613,921)

Class R5	–	(316)

Class R6	–	(534,000)

Total return of capital	–	(63,390,742)

Share transactions–net:
Class A	(68,461,678)	(219,253,212)

Class C	(4,547,791)	(17,438,498)

Class R	366,953	(6,115,570)

Class Y	(7,861,575)	(26,212,159)

Class R6	(368,712)	(5,302,195)

Net increase (decrease) in net assets resulting from share transactions	(80,872,803)	(274,321,634)

Net increase (decrease) in net assets	44,307,053	(681,050,608)

Net assets:
Beginning of period	1,648,233,110	2,329,283,718

End of period	$1,692,540,163	$1,648,233,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Global Strategic Income Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Six months ended 04/30/23	$2.89	$0.08	$0.21	$0.29	$(0.07)	$ –	$(0.07)	$3.11	9.91	%(f)	$1,474,502	1.03	%(f)(g)	1.04	%(f)(g)	4.95	%(f)(g)	37%
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	–	(0.10)	(0.10)	2.89	(16.12	)(f)	1,433,892	1.08	(f)(h)	1.10	(f)(h)	2.89	(f)(h)	88
Year ended 10/31/21	3.58	0.10	(0.03)	0.07	(0.04)	(0.05)	(0.09)	3.56	2.04	(f)	2,004,153	0.99	(f)	1.01	(f)	2.79	(f)	241
Year ended 10/31/20	3.75	0.10	(0.16)	(0.06)	(0.05)	(0.06)	(0.11)	3.58	(1.47	)(f)	2,236,548	0.98	(f)	0.99	(f)	2.70	(f)	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	(1.11)		2,669,175	0.96	(g)	1.00	(g)	3.80	(g)	25
Year ended 09/30/19	3.73	0.19	(0.01)	0.18	(0.13)	(0.06)	(0.19)	3.72	5.08		2,671,046	0.95		1.00		5.25		114
Year ended 09/30/18	3.96	0.18	(0.23)	(0.05)	(0.18)	–	(0.18)	3.73	(1.49)		2,699,688	1.00		1.07		4.79		67
Class C
Six months ended 04/30/23	2.88	0.06	0.21	0.27	(0.05)	–	(0.05)	3.10	9.53		47,365	1.79	(g)	1.80	(g)	4.19	(g)	37
Year ended 10/31/22	3.55	0.07	(0.66)	(0.59)	–	(0.08)	(0.08)	2.88	(16.83)		48,257	1.84	(h)	1.86	(h)	2.13	(h)	88
Year ended 10/31/21	3.57	0.07	(0.02)	0.05	(0.05)	(0.02)	(0.07)	3.55	1.27		78,455	1.75		1.77		2.03		241
Year ended 10/31/20	3.74	0.07	(0.16)	(0.09)	(0.03)	(0.05)	(0.08)	3.57	(2.23)		154,642	1.74		1.75		1.94		273
One month ended 10/31/19	3.71	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.74	1.04		220,077	1.72	(g)	1.76	(g)	3.03	(g)	25
Year ended 09/30/19	3.72	0.17	(0.02)	0.15	(0.11)	(0.05)	(0.16)	3.71	4.28		224,035	1.71		1.76		4.49		114
Year ended 09/30/18	3.95	0.16	(0.24)	(0.08)	(0.15)	–	(0.15)	3.72	(2.26)		540,465	1.76		1.83		4.03		67
Class R
Six months ended 04/30/23	2.89	0.07	0.21	0.28	(0.06)	–	(0.06)	3.11	9.77		56,205	1.29	(g)	1.30	(g)	4.69	(g)	37
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	–	(0.10)	(0.10)	2.89	(16.34)		51,836	1.34	(h)	1.36	(h)	2.63	(h)	88
Year ended 10/31/21	3.59	0.09	(0.03)	0.06	(0.05)	(0.04)	(0.09)	3.56	1.49		70,527	1.25		1.27		2.53		241
Year ended 10/31/20	3.75	0.09	(0.15)	(0.06)	(0.04)	(0.06)	(0.10)	3.59	(1.45)		79,116	1.24		1.25		2.44		273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.09		99,920	1.22	(g)	1.26	(g)	3.53	(g)	25
Year ended 09/30/19	3.73	0.18	(0.01)	0.17	(0.12)	(0.06)	(0.18)	3.72	4.81		100,112	1.21		1.26		4.99		114
Year ended 09/30/18	3.96	0.17	(0.23)	(0.06)	(0.17)	–	(0.17)	3.73	(1.75)		111,816	1.26		1.33		4.53		67
Class Y
Six months ended 04/30/23	2.88	0.08	0.21	0.29	(0.07)	–	(0.07)	3.10	10.07		103,581	0.79	(g)	0.80	(g)	5.19	(g)	37
Year ended 10/31/22	3.55	0.10	(0.66)	(0.56)	–	(0.11)	(0.11)	2.88	(15.97)		103,794	0.84	(h)	0.86	(h)	3.13	(h)	88
Year ended 10/31/21	3.58	0.11	(0.04)	0.07	(0.04)	(0.06)	(0.10)	3.55	2.00		157,186	0.75		0.77		3.03		241
Year ended 10/31/20	3.75	0.11	(0.16)	(0.05)	(0.05)	(0.07)	(0.12)	3.58	(1.24)		201,675	0.74		0.75		2.94		273
One month ended 10/31/19	3.71	0.01	0.04	0.05	(0.00)	(0.01)	(0.01)	3.75	1.40		335,775	0.72	(g)	0.77	(g)	4.03	(g)	25
Year ended 09/30/19	3.73	0.20	(0.02)	0.18	(0.13)	(0.07)	(0.20)	3.71	5.05		329,963	0.72		0.77		5.49		114
Year ended 09/30/18	3.96	0.19	(0.23)	(0.04)	(0.19)	–	(0.19)	3.73	(1.26)		371,434	0.76		0.83		5.03		67
Class R5
Six months ended 04/30/23	2.89	0.08	0.21	0.29	(0.07)	–	(0.07)	3.11	10.11		8	0.68	(g)	0.68	(g)	5.30	(g)	37
Year ended 10/31/22	3.56	0.11	(0.66)	(0.55)	–	(0.12)	(0.12)	2.89	(15.81)		8	0.73	(h)	0.75	(h)	3.24	(h)	88
Year ended 10/31/21	3.59	0.12	(0.04)	0.08	(0.04)	(0.07)	(0.11)	3.56	2.14		10	0.61		0.62		3.17		241
Year ended 10/31/20	3.75	0.11	(0.14)	(0.03)	(0.06)	(0.07)	(0.13)	3.59	(0.81)		10	0.64		0.64		3.04		273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.14		10	0.70	(g)	0.72	(g)	4.05	(g)	25
Period ended 09/30/19(i)	3.69	0.07	0.02	0.09	(0.04)	(0.02)	(0.06)	3.72	2.40		10	0.63	(g)	0.68	(g)	5.58	(g)	114
Class R6
Six months ended 04/30/23	2.87	0.08	0.21	0.29	(0.07)	–	(0.07)	3.09	10.16		10,879	0.68	(g)	0.68	(g)	5.30	(g)	37
Year ended 10/31/22	3.54	0.11	(0.66)	(0.55)	–	(0.12)	(0.12)	2.87	(15.93)		10,447	0.73	(h)	0.75	(h)	3.24	(h)	88
Year ended 10/31/21	3.57	0.12	(0.04)	0.08	(0.05)	(0.06)	(0.11)	3.54	2.13		18,954	0.61		0.63		3.17		241
Year ended 10/31/20	3.73	0.11	(0.15)	(0.04)	(0.05)	(0.07)	(0.12)	3.57	(0.86)		20,939	0.63		0.63		3.05		273
One month ended 10/31/19	3.70	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.73	1.14		36,634	0.57	(g)	0.62	(g)	4.18	(g)	25
Year ended 09/30/19	3.71	0.21	(0.01)	0.20	(0.14)	(0.07)	(0.21)	3.70	5.49		36,479	0.57		0.62		5.63		114
Year ended 09/30/18	3.94	0.20	(0.23)	(0.03)	(0.20)	–	(0.20)	3.71	(1.15)		41,461	0.61		0.68		5.18		67

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.04%, 0.04% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $364,949,527 and $405,130,315, $5,760,311,794 and $5,754,174,138 and $6,366,360,171 and $6,415,700,475 for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended April 30, 2023 and the years ended ended October 31, 2022, 2021 and 2020.

(g)	Annualized.
(h)	Includes Interest, facilities and maintenance fees of 0.08% for the year ended October 31, 2022.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Global Strategic Income Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

36	Invesco Global Strategic Income Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

37	Invesco Global Strategic Income Fund

J.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

K.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s

38	Invesco Global Strategic Income Fund

basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

P.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of

39	Invesco Global Strategic Income Fund

the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

S.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

T.

LIBOR Transition Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

U.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

W.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such

40	Invesco Global Strategic Income Fund

securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Next $5 billion	0.480%
Over $10 billion	0.460%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.59%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $25,351.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid

41	Invesco Global Strategic Income Fund

monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $24,553 in front-end sales commissions from the sale of Class A shares and $432 and $1,027 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$600,736,838	$–	$600,736,838

U.S. Dollar Denominated Bonds & Notes	–	546,440,350	–	546,440,350

Asset-Backed Securities	–	149,496,631	9,818,120	159,314,751

U.S. Treasury Securities	–	111,541,499	–	111,541,499

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	40,043,338	–	40,043,338

Agency Credit Risk Transfer Notes	–	31,680,031	–	31,680,031

Common Stocks & Other Equity Interests	20,136,373	515,742	41,101	20,693,216

Variable Rate Senior Loan Interests	–	6,071,377	–	6,071,377

Preferred Stocks	–	3,722,137	49,725	3,771,862

Money Market Funds	64,532,237	56,866,181	–	121,398,418

Options Purchased	–	32,218,093	–	32,218,093

Total Investments in Securities	84,668,610	1,579,332,217	9,908,946	1,673,909,773

Other Investments - Assets*

Futures Contracts	6,462,693	–	–	6,462,693

Forward Foreign Currency Contracts	–	34,345,382	–	34,345,382

Swap Agreements	–	20,481,691	–	20,481,691

	6,462,693	54,827,073	–	61,289,766

Other Investments - Liabilities*

Futures Contracts	(2,182,457)	–	–	(2,182,457)

Forward Foreign Currency Contracts	–	(51,702,285)	–	(51,702,285)

Options Written	–	(74,990,012)	–	(74,990,012)

Swap Agreements	–	(8,797,356)	–	(8,797,356)

	(2,182,457)	(135,489,653)	–	(137,672,110)

Total Other Investments	4,280,236	(80,662,580)	–	(76,382,344)

Total Investments	$88,948,846	$1,498,669,637	$9,908,946	$1,597,527,429

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

42	Invesco Global Strategic Income Fund

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$6,462,693	$6,462,693

Unrealized appreciation on swap agreements – Centrally Cleared(a)	–	–	19,837,734	19,837,734

Unrealized appreciation on forward foreign currency contracts outstanding	–	34,345,382	–	34,345,382

Unrealized appreciation on swap agreements – OTC	643,957	–	–	643,957

Options purchased, at value – OTC(b)	–	17,436,240	14,781,853	32,218,093

Total Derivative Assets	643,957	51,781,622	41,082,280	93,507,859

Derivatives not subject to master netting agreements	–	–	(26,300,427)	(26,300,427)

Total Derivative Assets subject to master netting agreements	$643,957	$51,781,622	$14,781,853	$67,207,432

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(2,182,457)	$(2,182,457)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(147,629)	–	(8,375,190)	(8,522,819)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(51,702,285)	–	(51,702,285)

Unrealized depreciation on swap agreements – OTC	(274,537)	–	–	(274,537)

Options written, at value – OTC	(858,225)	(12,142,753)	(61,989,034)	(74,990,012)

Total Derivative Liabilities	(1,280,391)	(63,845,038)	(72,546,681)	(137,672,110)

Derivatives not subject to master netting agreements	147,629	–	10,557,647	10,705,276

Total Derivative Liabilities subject to master netting agreements	$(1,132,762)	$(63,845,038)	$(61,989,034)	$(126,966,834)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$604,449	$4,523,696	$–	$5,128,145	$(2,886,937)	$(7,042,147)	$–	$(9,929,084)	$(4,800,939)	$ –	$4,570,000	$(230,939)

Barclays Bank PLC	-	–	–	–	(70,180)	(557,530)	–	(627,710)	(627,710)	–	627,710	–

BNP Paribas S.A.	211,916	–	–	211,916	(713,929)	–	–	(713,929)	(502,013)	–	502,013	–

Citibank, N.A.	3,451,474	–	11,274	3,462,748	(811,946)	–	(21,188)	(833,134)	2,629,614	–	(2,500,000)	129,614

Deutsche Bank AG	2,502,556	–	–	2,502,556	(2,631,710)	–	–	(2,631,710)	(129,154)	–	–	(129,154)

Goldman Sachs International	4,783,783	8,887,873	147,286	13,818,942	(9,181,801)	(13,932,210)	(258,124)	(23,372,135)	(9,553,193)	–	8,150,000	(1,403,193)

HSBC Bank USA	790,548	–	–	790,548	(659,591)	–	–	(659,591)	130,957	(130,957)	–	–

J.P. Morgan Chase Bank, N.A.	5,136,064	7,043,061	659,741	12,838,866	(10,625,984)	(19,488,716)	(6,685)	(30,121,385)	(17,282,519)	–	17,282,519	–

Morgan Stanley and Co. International PLC	16,422,966	11,676,658	–	28,099,624	(23,378,912)	(33,969,409)	–	(57,348,321)	(29,248,697)	–	29,139,000	(109,697)

Royal Bank of Canada	66,566	–	–	66,566	(569,935)	–	–	(569,935)	(503,369)	–	270,000	(233,369)

Standard Chartered Bank PLC	375,060	86,805	–	461,865	(7,636)	–	–	(7,636)	454,229	–	–	454,229

UBS AG	-	–	–	–	(163,724)	–	–	(163,724)	(163,724)	–	–	(163,724)

Total	$34,345,382	$32,218,093	$818,301	$67,381,776	$(51,702,285)	$(74,990,012)	$(285,997)	$(126,978,294)	$(59,596,518)	$(130,957)	$58,041,242	$(1,686,233)

43	Invesco Global Strategic Income Fund

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(3,827,481)	$-	$(3,827,481)

Futures contracts	-	-	(3,970,146)	(3,970,146)

Options purchased(a)	-	7,781,079	18,312,097	26,093,176

Options written	-	8,736,898	10,449,470	19,186,368

Swap agreements	(1,899,410)	-	(15,232,172)	(17,131,582)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(12,925,674)	-	(12,925,674)

Futures contracts	-	-	7,393,035	7,393,035

Options purchased(a)	(991,611)	(3,906,342)	(33,998,572)	(38,896,525)

Options written	766,263	4,166,221	13,901,497	18,833,981

Swap agreements	3,961,110	-	22,192,410	26,153,520

Total	$1,836,352	$24,701	$19,047,619	$20,908,672

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

				Foreign		Foreign
	Forward			Currency		Currency
	Foreign Currency	Futures	Swaptions	Options	Swaptions	Options	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Written	Agreements

Average notional value	$3,664,538,140	$639,107,939	$532,803,345	$830,353,007	$3,103,446,335	$881,952,329	$1,965,207,100

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $52,204.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$518,098,653	$369,447,314	$887,545,967

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

44	Invesco Global Strategic Income Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $421,083,395 and $517,985,275, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$121,747,287

Aggregate unrealized (depreciation) of investments	(255,714,696)

Net unrealized appreciation (depreciation) of investments	$(133,967,409)

    Cost of investments for tax purposes is $1,732,146,305.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	7,133,478	$21,894,092	13,995,663	$46,075,249

Class C	1,339,936	4,104,586	1,981,985	6,501,825

Class R	1,258,479	3,845,889	2,169,448	7,151,175

Class Y	9,244,500	28,391,452	18,495,604	63,481,249

Class R6	297,025	897,327	1,035,855	3,362,129

Issued as reinvestment of dividends:
Class A	8,456,805	26,086,110	14,040,687	44,995,175

Class C	257,677	792,661	431,954	1,381,234

Class R	351,327	1,084,481	551,262	1,767,204

Class Y	578,891	1,781,674	1,018,630	3,265,663

Class R6	64,441	197,797	134,665	433,369

Automatic conversion of Class C shares to Class A shares:
Class A	1,321,170	4,056,947	3,023,398	9,784,129

Class C	(1,325,447)	(4,056,947)	(3,032,222)	(9,784,129)

Reacquired:
Class A	(39,377,356)	(120,498,827)	(97,664,404)	(320,107,765)

Class C	(1,759,075)	(5,388,091)	(4,736,373)	(15,537,428)

Class R	(1,488,955)	(4,563,417)	(4,586,861)	(15,033,949)

Class Y	(12,480,085)	(38,034,701)	(27,744,639)	(92,959,071)

Class R6	(481,855)	(1,463,836)	(2,888,897)	(9,097,693)

Net increase (decrease) in share activity	(26,609,044)	$(80,872,803)	(83,774,245)	$(274,321,634)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

45	Invesco Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,095.60	$5.35	$1,019.69	$5.16	1.03%
Class C	1,000.00	1,095.30	9.30	1,015.92	8.95	1.79
Class R	1,000.00	1,097.70	6.71	1,018.40	6.46	1.29
Class Y	1,000.00	1,100.70	4.11	1,020.88	3.96	0.79
Class R5	1,000.00	1,101.10	3.54	1,021.42	3.41	0.68
Class R6	1,000.00	1,101.60	3.54	1,021.42	3.41	0.68

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

46	Invesco Global Strategic Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338                            Invesco Distributors, Inc.                                                                                              O-GLSI-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Greater China Fund

Nasdaq:

A: AACFX ∎ C: CACFX ∎ R: IGCRX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	34.56%
Class C Shares	34.18
Class R Shares	34.37
Class Y Shares	34.80
Class R5 Shares	34.87
Class R6 Shares	34.88
MSCI China Index▼ (Broad Market Index)	35.51
MSCI China All Shares Index∎ (Style-Specific Index)	27.35
Lipper China Region Funds Index♦ (Peer Group Index)	25.63

Source(s): ▼RIMES Technologies Corp.; ∎ Bloomberg LP; ♦Lipper Inc.

The MSCI China Index is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The MSCI China All Shares Index is composed of large- and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Greater China Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	5.58%
10 Years	2.24
5 Years	-4.85
1 Year	-4.03

Class C Shares
Inception (3/31/06)	5.56%
10 Years	2.21
5 Years	-4.48
1 Year	-0.22

Class R Shares
10 Years	2.56%
5 Years	-4.02
1 Year	1.26

Class Y Shares
Inception (10/3/08)	5.63%
10 Years	3.08
5 Years	-3.53
1 Year	1.79

Class R5 Shares
Inception (3/31/06)	6.40%
10 Years	3.25
5 Years	-3.41
1 Year	1.97

Class R6 Shares
10 Years	3.08%
5 Years	-3.38
1 Year	1.99

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    Class R shares incepted on April 23, 2021. Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Greater China Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Greater China Fund

Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.98%(b)
Apparel Retail–1.27%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	11,922,000	$1,001,730

Apparel, Accessories & Luxury Goods–2.60%
Shenzhou International Group Holdings Ltd.	212,800	2,041,878

Automobile Manufacturers–0.32%
Jiangling Motors Corp. Ltd., B Shares	311,100	253,775

Biotechnology–2.73%
Innovent Biologics, Inc.(c)(d)	447,500	2,141,903

Broadline Retail–10.49%
Alibaba Group Holding Ltd.(d)	493,300	5,174,367

Alibaba Group Holding Ltd., ADR(d)	8,977	760,262

JD.com, Inc., A Shares	129,650	2,303,028

		8,237,657

Construction Materials–1.17%
Asia Cement China Holdings Corp.	2,090,500	915,937

Consumer Staples Merchandise Retail–2.85%
Sun Art Retail Group Ltd.	5,139,500	2,234,484

Diversified Banks–12.66%
Bank of China Ltd., H Shares	9,618,000	3,843,459

China Construction Bank Corp., H Shares	3,733,000	2,504,461

China Merchants Bank Co. Ltd., A Shares	564,132	2,749,231

China Merchants Bank Co. Ltd., H Shares	175,000	841,833

		9,938,984

Electronic Components–0.90%
Sunny Optical Technology Group Co. Ltd.	66,700	706,286

Electronic Manufacturing Services–0.57%
FIH Mobile Ltd.(d)	4,268,000	447,412

Footwear–1.95%
Stella International Holdings Ltd.	1,472,000	1,533,140

Gas Utilities–2.19%
Towngas Smart Energy Co. Ltd.	3,715,564	1,717,736

Gold–2.45%
Zijin Mining Group Co. Ltd., H Shares	1,146,000	1,924,900

Health Care Equipment–2.19%
MicroPort CardioFlow Medtech Corp.(c)(d)	4,645	1,376

MicroPort NeuroTech Ltd.(d)	286	485

MicroPort Scientific Corp.(d)	772,400	1,714,024

Shanghai MicroPort MedBot Group Co. Ltd.(d)	352	1,035

		1,716,920

	Shares	Value

Health Care Supplies–1.09%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	501,200	$854,638

Home Furnishings–3.92%
Suofeiya Home Collection Co Ltd., A Shares	1,124,500	3,074,697

Hotels, Resorts & Cruise Lines–1.00%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	381,578	786,345

Household Products–3.57%
Vinda International Holdings Ltd.	1,074,000	2,804,530

Interactive Media & Services–15.11%
Baidu, Inc., A Shares(d)	178,050	2,679,091

Baidu, Inc., ADR(d)	6,299	759,722

Tencent Holdings Ltd.	165,300	7,312,415

Weibo Corp., ADR(d)	63,358	1,109,398

		11,860,626

Life & Health Insurance–2.87%
AIA Group Ltd. (Hong Kong)	206,800	2,256,433

Packaged Foods & Meats–8.20%
Tingyi Cayman Islands Holding Corp.	1,870,000	3,266,629

Uni-President China Holdings Ltd.	3,176,000	3,169,570

		6,436,199

Pharmaceuticals–3.12%
China Animal Healthcare Ltd.(e)	349,000	0

Jiangsu Hengrui Pharmaceuticals Co. Ltd., A Shares	312,360	2,196,550

Shanghai Fudan-Zhangjiang Bio- Pharmaceutical Co. Ltd., H Shares	615,000	250,188

		2,446,738

Restaurants–8.41%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,929,000	492,497

Gourmet Master Co. Ltd. (Taiwan)	537,000	2,724,144

Meituan, B Shares(c)(d)	198,520	3,387,996

		6,604,637

Steel–4.35%
Baoshan Iron & Steel Co. Ltd., A Shares	3,667,681	3,412,900

Total Common Stocks & Other Equity Interests (Cost $83,738,634)		75,350,485

Money Market Funds–3.99%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(f)(g)	1,094,804	1,094,804

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(f)(g)	781,860	782,094

Invesco Treasury Portfolio, Institutional Class, 4.77%(f)(g)	1,251,205	1,251,205

Total Money Market Funds (Cost $3,128,027)		3,128,103

TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $86,866,661)		78,478,588

OTHER ASSETS LESS LIABILITIES–0.03%		24,105

NET ASSETS–100.00%		$78,502,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Greater China Fund

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $5,531,275, which represented 7.05% of the Fund’s Net Assets.

(d)	Non-income producing security.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$13,703,910	$(12,609,106)	$ -	$-	$1,094,804	$ 16,746
Invesco Liquid Assets Portfolio, Institutional Class	31,663	9,788,507	(9,038,101)	57	(32)	782,094	12,373
Invesco Treasury Portfolio, Institutional Class	-	15,661,611	(14,410,406)	-	-	1,251,205	19,120
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	760,848	6,142,671	(6,903,519)	-	-	-	8,712*
Invesco Private Prime Fund	1,956,079	13,103,039	(15,059,275)	(12)	169	-	24,384*
Total	$2,748,590	$58,399,738	$(58,020,407)	$ 45	$137	$3,128,103	$ 81,335

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Consumer Discretionary	29.98%

Financials	15.53

Communication Services	15.11

Consumer Staples	14.62

Health Care	9.12

Materials	7.97

Utilities	2.19

Information Technology	1.47

Money Market Funds Plus Other Assets Less Liabilities	4.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Greater China Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $83,738,634)	$75,350,485

Investments in affiliated money market funds, at value (Cost $3,128,027)	3,128,103

Foreign currencies, at value (Cost $38,517)	38,518

Receivable for:
Fund shares sold	6,110

Dividends	22,641

Investment for trustee deferred compensation and retirement plans	47,559

Other assets	180,570

Total assets	78,773,986

Liabilities:
Payable for:
Fund shares reacquired	57,899

Amount due custodian	69

Accrued fees to affiliates	58,943

Accrued other operating expenses	59,942

Trustee deferred compensation and retirement plans	94,440

Total liabilities	271,293

Net assets applicable to shares outstanding	$78,502,693

Net assets consist of:
Shares of beneficial interest	$98,546,798

Distributable earnings (loss)	(20,044,105)

$78,502,693

Net Assets:
Class A	$68,823,385

Class C	$2,773,830

Class R	$612,761

Class Y	$5,778,314

Class R5	$7,662

Class R6	$506,741

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,536,259

Class C	149,202

Class R	31,545

Class Y	296,482

Class R5	393

Class R6	25,985

Class A:
Net asset value per share	$19.46

Maximum offering price per share (Net asset value of $19.46 ÷ 94.50%)	$20.59

Class C:
Net asset value and offering price per share	$18.59

Class R:
Net asset value and offering price per share	$19.42

Class Y:
Net asset value and offering price per share	$19.49

Class R5:
Net asset value and offering price per share	$19.50

Class R6:
Net asset value and offering price per share	$19.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Greater China Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $13,526)	$339,070

Dividends from affiliated money market funds (includes net securities lending income of $1,485)	49,724

Total investment income	388,794

Expenses:
Advisory fees	360,176

Administrative services fees	5,406

Custodian fees	4,676

Distribution fees:
Class A	89,942

Class C	12,831

Class R	1,349

Transfer agent fees – A, C, R and Y	85,452

Transfer agent fees – R5	2

Transfer agent fees – R6	62

Trustees’ and officers’ fees and benefits	8,091

Registration and filing fees	41,268

Reports to shareholders	11,901

Professional services fees	31,882

Other	7,403

Total expenses	660,441

Less: Fees waived and/or expense offset arrangement(s)	(4,081)

Net expenses	656,360

Net investment income (loss)	(267,566)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(661,074)

Affiliated investment securities	137

Foreign currencies	(18,298)

(679,235)

Change in net unrealized appreciation of:
Unaffiliated investment securities	21,936,005

Affiliated investment securities	45

Foreign currencies	11

21,936,061

Net realized and unrealized gain	21,256,826

Net increase in net assets resulting from operations	$20,989,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Greater China Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income (loss)	$(267,566)	$1,065,274

Net realized gain (loss)	(679,235)	(9,953,034)

Change in net unrealized appreciation (depreciation)	21,936,061	(39,887,385)

Net increase (decrease) in net assets resulting from operations	20,989,260	(48,775,145)

Distributions to shareholders from distributable earnings:
Class A	(1,147,256)	(65,397)

Class C	(22,293)	–

Class R	(6,683)	–

Class Y	(117,984)	(30,560)

Class R5	(151)	(71)

Class R6	(8,833)	(4,044)

Total distributions from distributable earnings	(1,303,200)	(100,072)

Share transactions–net:
Class A	(4,046,499)	(12,713,278)

Class C	(22,583)	(552,038)

Class R	132,707	(52,658)

Class Y	(216,558)	(1,661,147)

Class R5	–	(5,106)

Class R6	74,033	(365,504)

Net increase (decrease) in net assets resulting from share transactions	(4,078,900)	(15,349,731)

Net increase (decrease) in net assets	15,607,160	(64,224,948)

Net assets:
Beginning of period	62,895,533	127,120,481

End of period	$78,502,693	$62,895,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Greater China Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$14.70	$(0.06	)(d)	$ 5.13		$ 5.07	$(0.31)	$ –	$(0.31)	$19.46	34.56%		$68,823	1.59	%(e)	1.59	%(e)	(0.65	)%(d)(e)	34%
Year ended 10/31/22	25.26	0.23	(d)	(10.77)		(10.54)	(0.02)	–	(0.02)	14.70	(41.77)		55,282	1.55		1.60		1.10	(d)	114
Year ended 10/31/21	29.41	0.07		(4.06)		(3.99)	–	(0.16)	(0.16)	25.26	(13.66)		110,423	1.52		1.52		0.23		101
Year ended 10/31/20	23.24	0.00	(d)	6.42		6.42	(0.25)	–	(0.25)	29.41	27.92		68,875	1.66		1.67		0.02	(d)	59
Year ended 10/31/19	25.52	0.20	(d)	1.77		1.97	(0.21)	(4.04)	(4.25)	23.24	9.33		62,869	1.76		1.76		0.86	(d)	59
Year ended 10/31/18	29.40	0.34	(d)	(4.06	)(f)	(3.72)	(0.16)	–	(0.16)	25.52	(12.71	)(f)	59,615	1.79		1.80		1.15	(d)	45
Class C
Six months ended 04/30/23	13.97	(0.12	)(d)	4.89		4.77	(0.15)	–	(0.15)	18.59	34.18		2,774	2.26	(e)	2.26	(e)	(1.32	)(d)(e)	34
Year ended 10/31/22	24.17	0.07	(d)	(10.27)		(10.20)	–	–	–	13.97	(42.20)		2,110	2.30		2.35		0.35	(d)	114
Year ended 10/31/21	28.37	(0.15)		(3.89)		(4.04)	–	(0.16)	(0.16)	24.17	(14.33)		4,296	2.27		2.27		(0.52)		101
Year ended 10/31/20	22.35	(0.18	)(d)	6.21		6.03	(0.01)	–	(0.01)	28.37	26.98		3,647	2.41		2.42		(0.73	)(d)	59
Year ended 10/31/19	24.65	0.02	(d)	1.72		1.74	–	(4.04)	(4.04)	22.35	8.51		5,198	2.51		2.51		0.11	(d)	59
Year ended 10/31/18	28.45	0.11	(d)	(3.91	)(f)	(3.80)	–	–	–	24.65	(13.36	)(f)	10,155	2.54		2.55		0.40	(d)	45
Class R
Six months ended 04/30/23	14.65	(0.09	)(d)	5.12		5.03	(0.26)	–	(0.26)	19.42	34.37		613	1.84	(e)	1.84	(e)	(0.90	)(d)(e)	34
Year ended 10/31/22	25.21	0.18	(d)	(10.74)		(10.56)	–	–	–	14.65	(41.89)		366	1.80		1.85		0.85	(d)	114
Period ended 10/31/21(g)	32.59	0.01		(7.39)		(7.38)	–	–	–	25.21	(22.65)		701	1.71	(e)	1.71	(e)	0.04	(e)	101
Class Y
Six months ended 04/30/23	14.74	(0.04	)(d)	5.16		5.12	(0.37)	–	(0.37)	19.49	34.80		5,778	1.34	(e)	1.34	(e)	(0.40	)(d)(e)	34
Year ended 10/31/22	25.34	0.28	(d)	(10.80)		(10.52)	(0.08)	–	(0.08)	14.74	(41.64)		4,805	1.30		1.35		1.35	(d)	114
Year ended 10/31/21	29.44	0.14		(4.08)		(3.94)	–	(0.16)	(0.16)	25.34	(13.47)		10,703	1.27		1.27		0.48		101
Year ended 10/31/20	23.26	0.06	(d)	6.43		6.49	(0.31)	–	(0.31)	29.44	28.26		7,754	1.41		1.42		0.27	(d)	59
Year ended 10/31/19	25.57	0.26	(d)	1.76		2.02	(0.29)	(4.04)	(4.33)	23.26	9.56		9,339	1.51		1.51		1.11	(d)	59
Year ended 10/31/18	29.44	0.42	(d)	(4.07	)(f)	(3.65)	(0.22)	–	(0.22)	25.57	(12.48	)(f)	7,801	1.54		1.55		1.40	(d)	45
Class R5
Six months ended 04/30/23	14.75	(0.03	)(d)	5.17		5.14	(0.39)	–	(0.39)	19.50	34.87		8	1.17	(e)	1.17	(e)	(0.23	)(d)(e)	34
Year ended 10/31/22	25.37	0.30	(d)	(10.82)		(10.52)	(0.10)	–	(0.10)	14.75	(41.61)		6	1.24		1.24		1.41	(d)	114
Year ended 10/31/21	29.45	0.18		(4.10)		(3.92)	–	(0.16)	(0.16)	25.37	(13.40)		17	1.17		1.17		0.58		101
Year ended 10/31/20	23.27	0.11	(d)	6.43		6.54	(0.36)	–	(0.36)	29.45	28.49		32	1.26		1.27		0.42	(d)	59
Year ended 10/31/19	25.58	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.27	9.79		23	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.46	0.46	(d)	(4.08	)(f)	(3.62)	(0.26)	–	(0.26)	25.58	(12.38	)(f)	25	1.40		1.40		1.54	(d)	45
Class R6
Six months ended 04/30/23	14.76	(0.02	)(d)	5.16		5.14	(0.40)	–	(0.40)	19.50	34.88		507	1.17	(e)	1.17	(e)	(0.23	)(d)(e)	34
Year ended 10/31/22	25.37	0.31	(d)	(10.81)		(10.50)	(0.11)	–	(0.11)	14.76	(41.55)		326	1.18		1.18		1.47	(d)	114
Year ended 10/31/21	29.43	0.18		(4.08)		(3.90)	–	(0.16)	(0.16)	25.37	(13.34)		981	1.13		1.13		0.62		101
Year ended 10/31/20	23.26	0.11	(d)	6.42		6.53	(0.36)	–	(0.36)	29.43	28.46		867	1.25		1.26		0.43	(d)	59
Year ended 10/31/19	25.57	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.26	9.79		642	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.45	0.46	(d)	(4.07	)(f)	(3.61)	(0.27)	–	(0.27)	25.57	(12.36	)(f)	629	1.40		1.40		1.54	(d)	45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $64,937,627 in connection with the acquisition of Invesco Pacific Growth Fund into the Fund.

(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the six months ended April 30, 2023. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.16) and (1.18)%, $(0.22) and (1.85)%, $(0.19) and (1.43)%, $(0.14) and (0.93)%, $(0.13) and (0.76)% and $(0.12) and (0.76)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2022. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.23 and 1.09%, $0.06 and 0.34%, $0.17 and 0.84%, $0.28 and 1.34%, $0.30 and 1.40% and $0.31 and 1.46% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.05) and (0.17)%, $(0.23) and (0.92)%, $0.01 and 0.08%, $0.06 and 0.23% and $0.06 and 0.24% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, $0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Annualized.
(f)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(g)	Commencement date of April 23, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Greater China Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

11	Invesco Greater China Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

12	Invesco Greater China Fund

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries.

Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, the risks of expropriation and/or nationalization of assets, confiscatory taxation, and armed conflict as a result of religious, ethnic, socio- economic and/or political unrest may adversely affect the value of the Fund’s Asia Pacific investments.

Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.870%

Next $ 1 billion	0.820%

Next $ 49 billion	0.770%

Over $51 billion	0.760%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, a could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at

13	Invesco Greater China Fund

any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these expenses limits.

The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $1,646.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $3,807 in front-end sales commissions from the sale of Class A shares and $500 and $8 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,629,382	$72,721,103	$0	$75,350,485

Money Market Funds	3,128,103	–	–	3,128,103

Total Investments	$5,757,485	$72,721,103	$0	$78,478,588

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,435.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

14	Invesco Greater China Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,476,498	$–	$10,476,498

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $27,028,100 and $36,386,338, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,903,767

Aggregate unrealized (depreciation) of investments	(15,386,979)

Net unrealized appreciation (depreciation) of investments	$(8,483,212)

Cost of investments for tax purposes is $86,961,800.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	815,934	$15,223,466	551,375	$11,191,105

Class C	10,909	214,480	56,736	1,128,081

Class R	6,662	135,254	9,502	198,380

Class Y	193,933	4,240,469	355,448	7,310,714

Class R5	-	-	1,070	22,421

Class R6	7,196	138,865	8,289	172,430

Issued as reinvestment of dividends:
Class A	53,343	1,017,779	2,464	57,624

Class C	1,174	21,445	-	-

Class R	351	6,683	-	-

Class Y	5,452	104,082	1,118	26,181

Class R5	-	-	1	31

Class R6	426	8,124	144	3,377

Automatic conversion of Class C shares to Class A shares:
Class A	2,641	51,680	11,489	230,452

Class C	(2,765)	(51,680)	(12,039)	(230,452)

15	Invesco Greater China Fund

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,096,988)	$(20,339,424)	(1,176,210)	$(24,192,459)

Class C	(11,111)	(206,828)	(71,412)	(1,449,667)

Class R	(487)	(9,230)	(12,296)	(251,038)

Class Y	(228,769)	(4,561,109)	(453,053)	(8,998,042)

Class R5	-	-	(1,366)	(27,558)

Class R6	(3,758)	(72,956)	(24,964)	(541,311)

Net increase (decrease) in share activity	(245,857)	$(4,078,900)	(753,704)	$(15,349,731)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,345.60	$9.25	$1,016.91	$7.95	1.59%
Class C	1,000.00	1,341.80	13.12	1,013.59	11.28	2.26
Class R	1,000.00	1,343.70	10.69	1,015.67	9.20	1.84
Class Y	1,000.00	1,348.00	7.80	1,018.15	6.71	1.34
Class R5	1,000.00	1,348.70	6.81	1,018.99	5.86	1.17
Class R6	1,000.00	1,348.80	6.81	1,018.99	5.86	1.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Greater China Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Health Care Fund

Nasdaq:

A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

8	Financial Statements

11	Financial Highlights

12	Notes to Financial Statements

17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.75%
Class C Shares	3.35
Class Y Shares	3.87
Investor Class Shares	3.75
Class R6 Shares	3.91
MSCI World Index▼ (Broad Market Index)	12.26
S&P Composite 1500 Health Care Index▼ (Style-Specific Index)	1.38
MSCI World Health Care Index▼ (Style-Specific Index)	6.29

Source(s): ▼RIMES Technologies Corp.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The S&P Composite 1500® Health Care Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector.

  The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Health Care Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (8/7/89)	10.02%
10 Years	7.88
5 Years	7.60
1 Year	-1.12
Class C Shares
Inception (3/1/99)	8.24%
10 Years	7.84
5 Years	8.02
1 Year	2.89
Class Y Shares
Inception (10/3/08)	9.93%
10 Years	8.76
5 Years	9.10
1 Year	4.91
Investor Class Shares
Inception (7/15/05)	8.16%
10 Years	8.49
5 Years	8.82
1 Year	4.67
Class R6 Shares
10 Years	8.70%
5 Years	9.18
1 Year	5.03

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Health Care Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Health Care Fund

Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.39%
Biotechnology–18.09%
AbbVie, Inc.	269,631	$40,746,637

Alnylam Pharmaceuticals, Inc.(b)	32,335	6,441,132

Apellis Pharmaceuticals, Inc.(b)(c)	82,375	6,872,546

Argenx SE, ADR (Netherlands)(b)	28,146	10,917,270

Ascendis Pharma A/S, ADR (Denmark)(b)	31,986	2,237,741

Biogen, Inc.(b)	43,809	13,328,012

BioMarin Pharmaceutical, Inc.(b)	38,168	3,665,655

CSL Ltd. (Australia)	41,427	8,245,224

Cytokinetics, Inc.(b)(c)	87,863	3,286,076

Deciphera Pharmaceuticals, Inc.(b)	56,507	802,964

Exact Sciences Corp.(b)	67,429	4,320,176

Genmab A/S, ADR (Denmark)(b)	149,372	6,125,746

Gilead Sciences, Inc.	92,336	7,590,943

Halozyme Therapeutics, Inc.(b)	92,611	2,975,591

Incyte Corp.(b)	36,761	2,735,386

IVERIC bio, Inc.(b)(c)	152,730	5,023,290

Karuna Therapeutics, Inc.(b)	14,840	2,944,850

Legend Biotech Corp., ADR(b)(c)	108,784	7,474,549

Madrigal Pharmaceuticals, Inc.(b)(c)	10,885	3,396,120

Natera, Inc.(b)	77,165	3,913,809

Regeneron Pharmaceuticals, Inc.(b)	50,980	40,875,254

Sarepta Therapeutics, Inc.(b)(c)	30,503	3,744,853

United Therapeutics Corp.(b)	35,709	8,217,712

Vaxcyte, Inc.(b)	55,573	2,380,192

Vertex Pharmaceuticals, Inc.(b)	137,547	46,866,389

		245,128,117

Health Care Distributors–4.00%
AmerisourceBergen Corp.	147,037	24,533,124

McKesson Corp.	81,458	29,670,262

		54,203,386

Health Care Equipment–21.55%
AtriCure, Inc.(b)	43,487	1,912,993

Axonics, Inc.(b)	101,873	5,853,623

Becton, Dickinson and Co.	45,656	12,067,337

Boston Scientific Corp.(b)	1,014,057	52,852,651

DexCom, Inc.(b)	198,049	24,031,266

GE HealthCare Technologies, Inc.(b)	91,958	7,479,864

IDEXX Laboratories, Inc.(b)	46,792	23,029,151

Inari Medical, Inc.(b)	45,770	3,040,043

Inspire Medical Systems, Inc.(b)	48,458	12,968,814

Insulet Corp.(b)(c)	51,832	16,484,649

Intuitive Surgical, Inc.(b)	114,040	34,351,129

iRhythm Technologies, Inc.(b)	31,615	4,154,211

Penumbra, Inc.(b)(c)	27,955	7,942,575

ResMed, Inc.	55,313	13,328,220

Shockwave Medical, Inc.(b)	50,917	14,774,077

Silk Road Medical, Inc.(b)	96,224	4,235,780

Stryker Corp.	165,832	49,691,559

TransMedics Group, Inc.(b)(c)	48,380	3,826,858

		292,024,800

	Shares	Value

Health Care Facilities–4.87%
Acadia Healthcare Co., Inc.(b)	100,337	$7,253,362

Encompass Health Corp.	180,447	11,575,675

HCA Healthcare, Inc.	136,394	39,190,088

Surgery Partners, Inc.(b)	201,321	7,984,391

		66,003,516

Health Care Services–0.92%
Guardant Health, Inc.(b)	56,433	1,273,128

NeoGenomics, Inc.(b)	45,232	661,292

Option Care Health, Inc.(b)	228,198	7,336,566

Privia Health Group, Inc.(b)	117,603	3,249,371

		12,520,357

Health Care Supplies–2.12%
Align Technology, Inc.(b)	23,880	7,768,164

Cooper Cos., Inc. (The)	31,829	12,141,172

Haemonetics Corp.(b)	62,881	5,263,768

Lantheus Holdings, Inc.(b)(c)	42,164	3,602,914

		28,776,018

Health Care Technology–0.47%
Evolent Health, Inc., Class A(b)	175,730	6,398,329

Life Sciences Tools & Services–9.34%
10X Genomics, Inc., Class A(b)(c)	112,238	5,884,638

Agilent Technologies, Inc.	151,030	20,453,993

Bruker Corp.	123,981	9,810,617

Danaher Corp.	61,051	14,463,592

Lonza Group AG (Switzerland)	4,757	2,960,685

Maravai LifeSciences Holdings, Inc.,
Class A(b)(c)	153,142	2,111,828

Medpace Holdings, Inc.(b)(c)	14,812	2,964,474

Mettler-Toledo International, Inc.(b)	8,140	12,140,810

Repligen Corp.(b)(c)	42,415	6,431,386

Thermo Fisher Scientific, Inc.	58,749	32,599,820

West Pharmaceutical Services, Inc.	46,600	16,833,784

		126,655,627

Managed Health Care–11.27%
Elevance Health, Inc.	18,899	8,857,016

Humana, Inc.	93,434	49,565,803

Molina Healthcare, Inc.(b)	15,513	4,621,168

UnitedHealth Group, Inc.	182,258	89,687,339

		152,731,326

Pharmaceuticals–23.76%
AstraZeneca PLC (United Kingdom)	41,747	6,142,982

AstraZeneca PLC, ADR (United Kingdom)	635,427	46,525,965

Axsome Therapeutics, Inc.(b)(c)	30,104	2,153,339

Eli Lilly and Co.	231,619	91,688,697

Intra-Cellular Therapies, Inc.(b)	86,650	5,385,297

Merck & Co., Inc.	571,256	65,962,930

Novo Nordisk A/S, Class B (Denmark)	350,671	58,498,243

Roche Holding AG	11,461	3,592,311

Sanofi, ADR	257,069	13,791,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Health Care Fund

	Shares	Value
Pharmaceuticals–(continued)
Zoetis, Inc.	160,843	$28,272,983

		322,014,499

Total Common Stocks & Other Equity Interests (Cost $925,954,461)		1,306,455,975

Money Market Funds–4.19%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e)	19,638,986	19,638,986

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(d)(e)	14,674,589	14,678,991

Invesco Treasury Portfolio, Institutional Class, 4.77%(d)(e)	22,444,555	22,444,555

Total Money Market Funds (Cost $56,758,625)		56,762,532

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.58% (Cost $982,713,086)		1,363,218,507

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.85%
Invesco Private Government Fund, 4.83%(d)(e)(f)	10,817,107	$10,817,107

Invesco Private Prime Fund, 4.99%(d)(e)(f)	27,815,418	27,815,418

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,632,525)		38,632,525

TOTAL INVESTMENTS IN SECURITIES–103.43% (Cost $1,021,345,611)		1,401,851,032

OTHER ASSETS LESS LIABILITIES–(3.43)%		(46,486,490)

NET ASSETS–100.00%		$1,355,364,542

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,763,030	$66,242,481	$(63,366,525)	$-	$-	$19,638,986	$286,592
Invesco Liquid Assets Portfolio, Institutional Class	12,624,352	47,316,057	(45,261,803)	(1,258)	1,643	14,678,991	225,646
Invesco Treasury Portfolio, Institutional Class	19,157,749	75,705,692	(72,418,886)	-	-	22,444,555	327,342
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,015,507	57,709,722	(56,908,122)	-	-	10,817,107	162,372	*
Invesco Private Prime Fund	27,798,816	137,793,567	(137,777,675)	(10)	720	27,815,418	447,672	*
Total	$86,359,454	$384,767,519	$(375,733,011)	$(1,268)	$2,363	$95,395,057	$1,449,624

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Health Care Fund

Portfolio Composition

By industry, based on Net Assets

as of April 30, 2023

Pharmaceuticals	23.76%

Health Care Equipment	21.55

Biotechnology	18.09

Managed Health Care	11.27

Life Sciences Tools & Services	9.34

Health Care Facilities	4.87

Health Care Distributors	4.00

Health Care Supplies	2.12

Industry Type Each Less Than 1% of Net Assets	1.39

Money Market Funds Plus Other Assets Less Liabilities	3.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Health Care Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $925,954,461)*	$1,306,455,975

Investments in affiliated money market funds, at value (Cost $95,391,150)	95,395,057

Foreign currencies, at value (Cost $7,601)	7,568

Receivable for:
Investments sold	1,403,627

Fund shares sold	64,271

Dividends	2,144,870

Investment for trustee deferred compensation and retirement plans	170,136

Other assets	68,445

Total assets	1,405,709,949

Liabilities:
Payable for:
Investments purchased	10,441,294

Fund shares reacquired	312,630

Amount due custodian	5,280

Collateral upon return of securities loaned	38,632,525

Accrued fees to affiliates	629,292

Accrued other operating expenses	96,753

Trustee deferred compensation and retirement plans	227,633

Total liabilities	50,345,407

Net assets applicable to shares outstanding	$1,355,364,542

Net assets consist of:
Shares of beneficial interest	$975,637,198

Distributable earnings	379,727,344

$1,355,364,542

Net Assets:
Class A	$694,243,134

Class C	$18,860,287

Class Y	$52,418,703

Investor Class	$588,404,011

Class R6	$1,438,407

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,607,198

Class C	1,037,480

Class Y	1,425,174

Investor Class	16,613,861

Class R6	38,932

Class A:
Net asset value per share	$35.41

Maximum offering price per share (Net asset value of $35.41 ÷ 94.50%)	$37.47

Class C:
Net asset value and offering price per share	$18.18

Class Y:
Net asset value and offering price per share	$36.78

Investor Class:
Net asset value and offering price per share	$35.42

Class R6:
Net asset value and offering price per share	$36.95

*	At April 30, 2023, securities with an aggregate value of $38,271,546 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Health Care Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $80,150)	$6,446,657

Dividends from affiliated money market funds (includes net securities lending income of $26,111)	865,691

Total investment income	7,312,348

Expenses:
Advisory fees	4,141,411

Administrative services fees	95,892

Custodian fees	547

Distribution fees:
Class A	847,597

Class C	96,313

Investor Class	717,099

Transfer agent fees – A, C, Y and Investor	822,451

Transfer agent fees – R6	177

Trustees’ and officers’ fees and benefits	11,851

Registration and filing fees	55,493

Reports to shareholders	38,914

Professional services fees	37,897

Other	12,491

Total expenses	6,878,133

Less: Fees waived and/or expense offset arrangement(s)	(43,233)

Net expenses	6,834,900

Net investment income	477,448

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	27,440,125

Affiliated investment securities	2,363

Foreign currencies	(72,142)

27,370,346

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	20,765,947

Affiliated investment securities	(1,268)

Foreign currencies	87,643

20,852,322

Net realized and unrealized gain	48,222,668

Net increase in net assets resulting from operations	$48,700,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Health Care Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:
Net investment income (loss)	$477,448	$(2,206,504)

Net realized gain (loss)	27,370,346	(27,612,730)

Change in net unrealized appreciation (depreciation)	20,852,322	(219,616,690)

Net increase (decrease) in net assets resulting from operations	48,700,116	(249,435,924)

Distributions to shareholders from distributable earnings:
Class A	–	(175,765,430)

Class C	–	(9,290,808)

Class Y	–	(11,596,963)

Investor Class	–	(146,619,587)

Class R6	–	(399,985)

Total distributions from distributable earnings	–	(343,672,773)

Share transactions–net:
Class A	(27,132,332)	104,833,962

Class C	(1,763,576)	4,224,192

Class Y	4,546,280	5,704,868

Investor Class	(20,940,877)	96,663,657

Class R6	115,412	(232,412)

Net increase (decrease) in net assets resulting from share transactions	(45,175,093)	211,194,267

Net increase (decrease) in net assets	3,525,023	(381,914,430)

Net assets:
Beginning of period	1,351,839,519	1,733,753,949

End of period	$1,355,364,542	$1,351,839,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Health Care Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$34.13	$ 0.01	$ 1.27	$ 1.28	$ –	$ –	$ –	$35.41	3.75%	$694,243	1.05	%(d)	1.05	%(d)	0.06	%(d)	33%
Year ended 10/31/22	50.30	(0.05)	(6.19)	(6.24)	–	(9.93)	(9.93)	34.13	(14.73)	696,308	1.04		1.04		(0.16)		44
Year ended 10/31/21	41.82	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.30	28.20	896,054	1.02		1.02		(0.24)		78
Year ended 10/31/20	38.59	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.82	12.32	740,884	1.06		1.06		0.08		17
Year ended 10/31/19	37.89	0.08	3.52	3.60	–	(2.90)	(2.90)	38.59	10.46	700,483	1.08		1.08		0.22		11
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.89	7.03	687,513	1.09		1.09		(0.06)		36
Class C
Six months ended 04/30/23	17.59	(0.06)	0.65	0.59	–	–	–	18.18	3.35	18,860	1.80	(d)	1.80	(d)	(0.69	)(d)	33
Year ended 10/31/22	31.06	(0.17)	(3.37)	(3.54)	–	(9.93)	(9.93)	17.59	(15.35)	20,023	1.79		1.79		(0.91)		44
Year ended 10/31/21	26.99	(0.29)	7.25	6.96	–	(2.89)	(2.89)	31.06	27.26	29,391	1.77		1.77		(0.99)		78
Year ended 10/31/20	25.48	(0.18)	3.06	2.88	–	(1.37)	(1.37)	26.99	11.46	27,720	1.81		1.81		(0.67)		17
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	–	(2.90)	(2.90)	25.48	9.62	24,570	1.83		1.83		(0.53)		11
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	–	(2.45)	(2.45)	26.20	6.24	45,895	1.84		1.84		(0.81)		36
Class Y
Six months ended 04/30/23	35.41	0.06	1.31	1.37	–	–	–	36.78	3.87	52,419	0.80	(d)	0.80	(d)	0.31	(d)	33
Year ended 10/31/22	51.69	0.04	(6.39)	(6.35)	–	(9.93)	(9.93)	35.41	(14.51)	46,087	0.79		0.79		0.09		44
Year ended 10/31/21	42.90	0.00	11.79	11.79	(0.11)	(2.89)	(3.00)	51.69	28.52	60,527	0.77		0.77		0.01		78
Year ended 10/31/20	39.54	0.14	4.79	4.93	(0.20)	(1.37)	(1.57)	42.90	12.62	43,816	0.81		0.81		0.33		17
Year ended 10/31/19	38.67	0.18	3.59	3.77	–	(2.90)	(2.90)	39.54	10.70	38,519	0.83		0.83		0.47		11
Year ended 10/31/18	38.47	0.07	2.58	2.65	–	(2.45)	(2.45)	38.67	7.32	36,930	0.84		0.84		0.19		36
Investor Class
Six months ended 04/30/23	34.14	0.01	1.27	1.28	–	–	–	35.42	3.75	588,404	1.05	(d)	1.05	(d)	0.06	(d)	33
Year ended 10/31/22	50.31	(0.05)	(6.19)	(6.24)	–	(9.93)	(9.93)	34.14	(14.73)	588,159	1.04		1.04		(0.16)		44
Year ended 10/31/21	41.83	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.31	28.20	745,607	1.02		1.02		(0.24)		78
Year ended 10/31/20	38.60	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.83	12.33	618,818	1.06		1.06		0.08		17
Year ended 10/31/19	37.90	0.08	3.52	3.60	–	(2.90)	(2.90)	38.60	10.45	597,301	1.08		1.08		0.22		11
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.90	7.03	583,069	1.09		1.09		(0.06)		36
Class R6
Six months ended 04/30/23	35.56	0.07	1.32	1.39	–	–	–	36.95	3.91	1,438	0.70	(d)	0.70	(d)	0.41	(d)	33
Year ended 10/31/22	51.82	0.07	(6.40)	(6.33)	–	(9.93)	(9.93)	35.56	(14.42)	1,262	0.69		0.69		0.19		44
Year ended 10/31/21	42.97	0.04	11.83	11.87	(0.13)	(2.89)	(3.02)	51.82	28.66	2,174	0.69		0.69		0.09		78
Year ended 10/31/20	39.61	0.16	4.79	4.95	(0.22)	(1.37)	(1.59)	42.97	12.65	374	0.77		0.77		0.37		17
Year ended 10/31/19	38.71	0.20	3.60	3.80	–	(2.90)	(2.90)	39.61	10.77	52	0.77		0.77		0.53		11
Year ended 10/31/18	38.49	0.09	2.58	2.67	–	(2.45)	(2.45)	38.71	7.37	41	0.79		0.79		0.24		36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Health Care Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco Health Care Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, the Fund paid the Adviser $1,335 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

13	Invesco Health Care Fund

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 350 million	0.750%
Next $350 million	0.650%
Next $1.3 billion	0.550%
Next $2 billion	0.450%
Next $2 billion	0.400%
Next $2 billion	0.375%
Over $8 billion	0.350%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of the Fund’s average daily net assets (the “expense limits”), respectively.In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits. Effective July 1, 2023, the fee waiver agreement has been extended for an indefinite period. Invesco may amend and/or terminate this expense limit at any time in its sole discretion and will inform the Board of Trustees of any such changes.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $21,035.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

14	Invesco Health Care Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $27,249 in front-end sales commissions from the sale of Class A shares and $573 and $672 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended April 30, 2023, the Fund incurred $26,674 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,227,016,530	$79,439,445	$–	$1,306,455,975
Money Market Funds	56,762,532	38,632,525	–	95,395,057
Total Investments	$1,283,779,062	$118,071,970	$–	$1,401,851,032

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,198.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

15	Invesco Health Care Fund

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$25,038,826	$–	$25,038,826

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $422,656,132 and $460,716,377, respectively. Cost of investments, including any derivatives,on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$390,376,982

Aggregate unrealized (depreciation) of investments	(13,294,641)

Net unrealized appreciation of investments	$377,082,341

Cost of investments for tax purposes is $1,024,768,691.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	413,065	$14,151,813	1,020,924	$37,178,045

Class C	102,625	1,809,230	241,467	4,562,878

Class Y	352,233	12,618,395	292,440	10,821,049

Investor Class	49,756	1,698,178	141,992	5,399,582

Class R6	12,000	418,392	9,899	373,272

Issued as reinvestment of dividends:
Class A	–	–	4,091,961	158,317,977

Class C	–	–	440,490	8,840,630

Class Y	–	–	233,867	9,366,384

Investor Class	–	–	3,463,003	134,018,202

Class R6	–	–	7,307	293,596

Automatic conversion of Class C shares to Class A shares:
Class A	50,874	1,737,044	73,766	2,605,013

Class C	(98,954)	(1,737,044)	(141,001)	(2,605,013)

Reacquired:
Class A	(1,255,670)	(43,021,189)	(2,601,958)	(93,267,073)

Class C	(104,487)	(1,835,762)	(348,834)	(6,574,303)

Class Y	(228,453)	(8,072,115)	(395,818)	(14,482,565)

Investor Class	(662,225)	(22,639,055)	(1,199,075)	(42,754,127)

Class R6	(8,551)	(302,980)	(23,683)	(899,280)

Net increase (decrease) in share activity	(1,377,787)	$(45,175,093)	5,306,747	$211,194,267

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,037.50	$5.30	$1,019.59	$5.26	1.05%
Class C	1,000.00	1,033.50	9.08	1,015.87	9.00	1.80
Class Y	1,000.00	1,038.70	4.04	1,020.83	4.01	0.80
Investor Class	1,000.00	1,037.50	5.30	1,019.59	5.26	1.05
Class R6	1,000.00	1,039.10	3.54	1,021.32	3.51	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17	Invesco Health Care Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco International Bond Fund

Nasdaq:
A: OIBAX ∎ C: OIBCX ∎ R: OIBNX ∎ Y: OIBYX ∎ R5: INBQX ∎ R6: OIBIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
22	Consolidated Financial Statements
25	Consolidated Financial Highlights
26	Notes to Consolidated Financial Statements
36	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.40%
Class C Shares	11.04
Class R Shares	11.03
Class Y Shares	11.55
Class R5 Shares	11.53
Class R6 Shares	11.58
FTSE Non-U.S. Dollar World Government Bond Index▼	10.60
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	16.06
JP Morgan EMBI Global Diversified Index▼	10.54
Custom Invesco International Bond Index∎	12.25
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

The Custom Invesco International Bond Index is composed of 50% FTSE Non-U.S. Dollar World Government Bond Index, 30% JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index and 20% JP Morgan EMBI Global Diversified Index.

The FTSE Non-U.S. Dollar World Government Bond Index is a broad benchmark providing exposure to the global sovereign fixed-income market, excluding the US.

    The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

    The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco International Bond Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (6/15/95)	5.39%
10 Years	-0.93
5 Years	-3.26
1 Year	-3.81

Class C Shares
Inception (6/15/95)	5.32%
10 Years	-1.10
5 Years	-3.18
1 Year	-1.24

Class R Shares
Inception (3/1/01)	4.65%
10 Years	-0.77
5 Years	-2.69
1 Year	0.23

Class Y Shares
Inception (9/27/04)	3.68%
10 Years	-0.27
5 Years	-2.22
1 Year	0.75

Class R5 Shares
10 Years	-0.38%
5 Years	-2.18
1 Year	0.78

Class R6 Shares
Inception (1/27/12)	0.77%
10 Years	-0.12
5 Years	-2.07
1 Year	0.81

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Bond Fund. Note: The Fund was subsequently renamed the Invesco International Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco International Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco International Bond Fund

Consolidated Schedule of Investments

April 30, 2023

(Unaudited)

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–58.65%(a)
Argentina–0.45%
Argentina Treasury Bond BONCER, 1.50%, 03/25/2024	ARS	300,000,000	$ 5,585,741
Argentine Bonos del Tesoro, 15.50%, 10/17/2026	ARS	135,000,000	121,040
Provincia de Buenos Aires, 78.02%, 04/12/2025(b)	ARS	120,000,000	457,878
			6,164,659

Australia–1.68%
New South Wales Treasury Corp., 1.75%, 03/20/2034(b)	AUD	25,850,000	13,459,356
Treasury Corp. of Victoria, 2.00%, 11/20/2037	AUD	20,000,000	9,672,478
			23,131,834

Austria–0.91%
Erste Group Bank AG,
6.50%(b)(c)(d)	EUR	6,000,000	6,286,571
4.25%(b)(c)(d)	EUR	2,600,000	2,150,276
Republic of Austria Government Bond, 2.10%, 09/20/2117(b)	EUR	5,125,000	4,126,461
			12,563,308

Belgium–0.71%
KBC Group N.V.,
4.25%(b)(c)(d)	EUR	4,400,000	4,089,933
4.75%(b)(c)(d)	EUR	5,400,000	5,597,483
			9,687,416

Brazil–8.78%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 05/15/2055	BRL	28,000,000	23,139,530
Series F, 10.00%, 01/01/2027	BRL	500,000,000	95,217,117
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(b)	BRL	12,508,875	2,244,565
			120,601,212

Colombia–4.85%
Colombian TES,
Series B, 7.75%, 09/18/2030	COP	175,000,000,000	30,271,876
Series B, 7.25%, 10/18/2034	COP	47,750,000,000	7,243,466
Series B, 9.25%, 05/28/2042	COP	16,250,000,000	2,742,080
Series B, 7.25%, 10/26/2050	COP	151,500,000,000	19,972,727

		Principal Amount	Value
Colombia–(continued)
Fideicomiso PA Concesion Ruta al Mar, 6.75%, 02/15/2044(b)	COP	8,000,000,000	$ 1,073,049
Fideicomiso PA Costera, Series B, 6.25%, 01/15/2034(b)	COP	6,107,644,400	1,145,671
PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	23,500,000,000	4,168,859
			66,617,728

Egypt–0.35%
Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	6,800,000	4,837,993

France–1.45%
Accor S.A., 4.38%(b)(c)(d)	EUR	2,500,000	2,683,128
French Republic Government Bond OAT, 0.00%, 05/25/2032(b)	EUR	20,000,000	17,167,869
			19,850,997

Germany–0.74%
Bayer AG, 2.38%, 11/12/2079(b)(c)	EUR	5,000,000	5,131,054
Deutsche Lufthansa AG, 4.38%, 08/12/2075(b)(c)	EUR	5,000,000	4,985,973
			10,117,027

Greece–2.88%
Hellenic Republic Government Bond,
3.88%, 06/15/2028(b)	EUR	14,875,000	16,502,226
4.25%, 06/15/2033(b)	EUR	20,500,000	22,762,063
Series GDP, 0.00%, 10/15/2042	EUR	107,000,000	353,710
			39,617,999

India–5.64%
India Government Bond,
8.40%, 07/28/2024	INR	1,997,000,000	24,782,564
8.15%, 11/24/2026	INR	500,000,000	6,324,533
6.54%, 01/17/2032	INR	1,000,000,000	11,751,516
7.26%, 08/22/2032	INR	1,300,000,000	15,994,985
State of Gujarat India, 7.52%, 05/24/2027	INR	500,000,000	6,161,883
State of Maharashtra India, 7.99%, 10/28/2025	INR	500,000,000	6,193,679
State of Tamil Nadu India, 8.53%, 03/09/2026	INR	500,000,000	6,302,629
			77,511,789

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco International Bond Fund

		Principal Amount	Value
Indonesia–1.51%
Indonesia Treasury Bond,
Series FR95, 6.38%, 08/15/2028	IDR	200,000,000,000	$ 13,696,660
Series FR96, 7.00%, 02/15/2033	IDR	100,000,000,000	7,049,864
			20,746,524

Italy–0.78%
Intesa Sanpaolo S.p.A., 5.50%(b)(c)(d)	EUR	4,000,000	3,606,520
5.88%(b)(c)(d)	EUR	2,400,000	2,385,725
6.38%(b)(c)(d)	EUR	5,000,000	4,725,819
			10,718,064

Ivory Coast–0.24%

Ivory Coast Government International Bond, 4.88%, 01/30/2032(b)	EUR	3,950,000	3,309,546

Japan–1.74%
Japan Government Bond, Series 15, 1.00%, 03/20/2062	JPY	2,405,700,000	15,646,686
Series 77, 1.60%, 12/20/2052	JPY	1,054,500,000	8,322,145
			23,968,831

Mexico–4.23%
Mexican Bonos, Series M, 7.75%, 05/29/2031	MXN	951,000,000	49,674,735
Series M 30, 8.50%, 11/18/2038	MXN	160,000,000	8,449,845
			58,124,580

Netherlands–0.68%

ABN AMRO Bank N.V., 4.38%(b)(c)(d)	EUR	2,500,000	2,478,692

Cooperatieve Rabobank U.A., 3.25%(b)(c)(d)	EUR	2,400,000	2,147,056
4.38%(b)(c)(d)	EUR	5,000,000	4,693,346
			9,319,094

Peru–3.60%

Peru Government Bond, 6.15%, 08/12/2032	PEN	200,000,000	49,417,703

Poland–2.52%

Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	PLN	200,000,000	34,650,777

Romania–0.23%

Romanian Government International Bond, 2.00%, 04/14/2033(b)	EUR	4,106,000	3,149,880

		Principal Amount	Value
South Africa–5.43%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	400,000,000	$ 19,594,916
Series 2032, 8.25%, 03/31/2032	ZAR	533,300,000	24,868,383
Series 2037, 8.50%, 01/31/2037	ZAR	700,000,000	30,108,515
			74,571,814

Spain–5.41%

Banco Bilbao Vizcaya Argentaria S.A., 5.88%(b)(c)(d)	EUR	5,000,000	5,335,788

Banco Santander S.A., 4.38%(b)(c)(d)	EUR	2,200,000	2,016,165
4.75%(b)(c)(d)	EUR	2,200,000	2,036,404
4.13%(c)(d)	EUR	2,000,000	1,652,862
CaixaBank S.A., 6.38%(b)(c)(d)	EUR	5,000,000	5,419,345
5.25%(b)(c)(d)	EUR	2,000,000	1,867,721
Repsol International Finance B.V., 3.75%(b)(c)(d)	EUR	2,500,000	2,577,138
Spain Government Bond, 4.40%, 10/31/2023(b)	EUR	44,000,000	48,779,418
Telefonica Europe B.V., 2.88%(b)(c)(d)	EUR	5,000,000	4,689,909
			74,374,750

Supranational–0.82%
African Development Bank, 0.00%, 04/05/2046(e)	ZAR	600,000,000	4,175,482
0.00%, 01/17/2050(e)	ZAR	310,000,000	1,781,112
International Finance Corp., 0.00%, 03/23/2038(e)	MXN	350,000,000	5,304,653
			11,261,247

Sweden–0.11%

Heimstaden Bostad AB, 3.38%(b)(c)(d)	EUR	2,500,000	1,567,619

Thailand–1.10%

Thailand Government Bond, 3.45%, 06/17/2043	THB	480,000,000	15,073,216

United Kingdom–1.81%
Barclays PLC, 7.13%(c)(d)	GBP	2,150,000	2,413,357
Gatwick Airport Finance PLC, 4.38%, 04/07/2026(b)	GBP	5,400,000	6,294,068
HSBC Holdings PLC, 5.88%(c)(d)	GBP	5,000,000	5,536,299
International Consolidated Airlines Group S.A., 1.50%, 07/04/2027(b)	EUR	2,600,000	2,377,781
Lloyds Banking Group PLC, 8.50%(c)(d)	GBP	3,275,000	3,900,931

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco International Bond Fund

		Principal Amount	Value
United Kingdom–(continued)
Nationwide Building Society, 5.75%(b)(c)(d)	GBP	2,500,000	$ 2,678,669
NatWest Group PLC, 5.13%(c)(d)	GBP	1,550,000	1,637,131
			24,838,236
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $880,932,251)			805,793,843

U.S. Dollar Denominated Bonds & Notes–13.86%
Brazil–0.92%
CSN Inova Ventures, 6.75%, 01/28/2028(b)(f)		$475,000	452,044
CSN Resources S.A., 5.88%, 04/08/2032(b)		1,500,000	1,235,763
Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(b)		6,786,000	6,202,356
Suzano Austria GmbH, 3.75%, 01/15/2031(f)		2,500,000	2,125,092
Vale Overseas Ltd., 6.88%, 11/10/2039		2,500,000	2,618,133
			12,633,388

Chile–0.86%
AES Andes S.A., 6.35%, 10/07/2079(b)(c)		2,500,000	2,324,483
Mercury Chile Holdco LLC, 6.50%, 01/24/2027(b)		10,000,000	9,423,000
			11,747,483

China–0.13%

Prosus N.V., 4.99%, 01/19/2052(b)		2,500,000	1,839,421

Colombia–0.23%

Colombia Government International Bond, 4.13%, 02/22/2042		5,000,000	3,124,299

Denmark–0.17%

Danske Bank A/S, 7.00%(b)(c)(d)		2,500,000	2,342,513

Dominican Republic–0.18%
Dominican Republic International Bond, 4.50%, 01/30/2030(b)		975,000	865,478
4.88%, 09/23/2032(b)		1,800,000	1,556,534
			2,422,012

Egypt–0.22%
Egypt Government International Bond, 7.63%, 05/29/2032(b)		2,000,000	1,128,104
8.50%, 01/31/2047(b)		3,550,000	1,883,594
			3,011,698

	Principal Amount	Value
France–0.99%

BNP Paribas S.A., 7.38%(b)(c)(d)	$5,000,000	$ 4,819,352
6.63%(b)(c)(d)	2,000,000	1,913,300
7.75%(b)(c)(d)	2,500,000	2,393,750

Societe Generale S.A., 7.38%(b)(c)(d)(f)	2,500,000	2,361,263
9.38%(b)(c)(d)	2,282,000	2,172,236
		13,659,901

Guatemala–0.27%
CT Trust, 5.13%, 02/03/2032(b)	2,817,000	2,326,693
Guatemala Government Bond, 3.70%, 10/07/2033(b)	1,600,000	1,341,336
		3,668,029

Hong Kong–0.33%

Melco Resorts Finance Ltd., 4.88%, 06/06/2025(b)	2,500,000	2,351,087
5.75%, 07/21/2028(b)(f)	2,500,000	2,181,250
		4,532,337

India–1.24%

JSW Steel Ltd., 3.95%, 04/05/2027(b)	6,000,000	5,279,264

Network i2i Ltd., 5.65%(b)(c)(d)	1,500,000	1,440,000
3.98%(b)(c)(d)	1,500,000	1,329,421

Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/2029(b)	5,000,000	4,504,625
Reliance Industries Ltd., 4.88%, 02/10/2045(b)	5,000,000	4,517,236
		17,070,546

Indonesia–0.60%
PT Freeport Indonesia, 6.20%, 04/14/2052(b)	2,700,000	2,492,556
PT Pertamina (Persero), 4.18%, 01/21/2050(b)	2,500,000	1,964,130
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.38%, 02/05/2050(b)	5,000,000	3,841,018
		8,297,704

Iraq–0.11%
Iraq International Bond, 5.80%, 01/15/2028(b)	1,562,500	1,463,047

Ireland–0.65%
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	2,500,000	2,569,775

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco International Bond Fund

	Principal Amount	Value
Ireland–(continued)

Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(b)(e)	$693,302	$ 656,328
Series 119, 0.00%, 04/30/2025(b)(e)	737,589	698,251
Series 120, 0.00%, 04/30/2025(b)(e)	1,154,095	1,092,543
Series 122, 0.00%, 04/30/2025(b)(e)	808,934	765,791
Series 124, 0.00%, 04/30/2025(b)(e)	812,139	768,826
Series 126, 0.00%, 04/30/2025(b)	908,551	860,095
Series 127, 0.00%, 04/30/2025(b)(e)	841,894	796,993
0.00%, 04/30/2025(b)(e)	825,942	781,893
		8,990,495

Ivory Coast–0.21%

Ivory Coast Government International Bond, 5.38%, 07/23/2024(b)	3,009,000	2,932,180

Macau–0.18%

MGM China Holdings Ltd., 5.88%, 05/15/2026(b)	2,500,000	2,403,538

Mexico–1.85%
Alpek S.A.B. de C.V., 3.25%, 02/25/2031(b)	2,443,000	1,992,799
Banco Mercantil del Norte S.A., 8.38%(b)(c)(d)	2,500,000	2,366,875
5.88%(b)(c)(d)	2,490,000	2,175,638
Braskem Idesa S.A.P.I., 7.45%, 11/15/2029(b)	5,000,000	3,960,694
6.99%, 02/20/2032(b)	2,076,000	1,486,935
Cemex S.A.B. de C.V., 5.13%(b)(c)(d)	3,457,000	3,065,322
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	4,254,000	3,183,055
Petroleos Mexicanos, 6.70%, 02/16/2032	5,000,000	3,852,614

7.69%, 01/23/2050	2,500,000	1,668,156
6.95%, 01/28/2060	2,750,000	1,689,041
		25,441,129

Morocco–0.15%

OCP S.A., 3.75%, 06/23/2031(b)	2,500,000	2,101,563

Nigeria–0.15%

Nigeria Government International Bond, 6.50%, 11/28/2027(b)	2,500,000	1,999,800

	Principal Amount	Value
Oman–0.35%

Oman Government International Bond, 6.75%, 01/17/2048(b)	$5,000,000	$ 4,843,905

Panama–0.15%

Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(b)	2,500,000	2,052,250

Romania–0.20%

Romanian Government International Bond, 7.13%, 01/17/2033(b)	2,500,000	2,679,437

Supranational–0.18%

European Bank for Reconstruction and Development, 6.40%, 08/27/2025	2,400,000	2,511,300

Sweden–0.34%

Swedbank AB, Series NC5, 5.63%(b)(c)(d)	5,000,000	4,732,000

Switzerland–0.61%

Credit Suisse Group AG, 6.37%, 07/15/2026(b)(c)	1,250,000	1,218,351
6.54%, 08/12/2033(b)(c)	2,500,000	2,540,231
6.25%(b)(d)(g)	9,800,000	392,000
UBS Group AG, 5.13%(b)(c)(d)	5,000,000	4,287,500
		8,438,082

Tanzania–0.31%

HTA Group Ltd., 7.00%, 12/18/2025(b)	4,500,000	4,249,237

Thailand–0.33%

GC Treasury Center Co. Ltd., 4.40%, 03/30/2032(b)	2,500,000	2,298,315
Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(b)(c)	2,450,000	2,174,879
		4,473,194

Turkey–0.17%

Turkey Government International Bond, 4.88%, 04/16/2043	3,500,000	2,342,382

United Kingdom–1.67%

abrdn PLC, 4.25%, 06/30/2028(b)	2,500,000	2,232,500

BP Capital Markets PLC, 4.88%(c)(d)	1,750,000	1,613,334

British Telecommunications PLC, 4.25%, 11/23/2081(b)(c)	5,000,000	4,415,625

Lloyds Banking Group PLC, 7.50%(c)(d)	2,000,000	1,926,180

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco International Bond Fund

		Principal Amount	Value
United Kingdom–(continued)
M&G PLC, 6.50%, 10/20/2048(b)(c)		$1,300,000	$ 1,305,512
NatWest Group PLC, 6.00%(c)(d)		5,000,000	4,699,500
Standard Chartered PLC, 6.00%(b)(c)(d)		2,500,000	2,363,106
Vodafone Group PLC, 3.25%, 06/04/2081(c)(f)		5,000,000	4,380,974
			22,936,731

United States–0.11%
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028		1,600,000	1,533,182
Total U.S. Dollar Denominated Bonds & Notes (Cost $223,123,977)			190,472,783

Asset-Backed Securities–8.62%(a)

Alba PLC, Series 2007-1, Class F, 7.53% (SONIA + 3.37%), 03/17/2039(b)(h)	GBP	3,636,212	4,308,682
Series 2006-2, Class F, 7.53% (SONIA + 3.37%), 12/15/2038(b)(h)	GBP	1,199,248	1,400,405

Eurohome UK Mortgages PLC, Series 2007-1, Class M2, 4.76% (3 mo. GBP LIBOR + 0.50%), 06/15/2044(b)(h)	GBP	4,000,000	4,400,174
Series 2007-1, Class B1, 5.16% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(b)(h)	GBP	5,275,000	5,461,616
Series 2007-2, Class B1, 5.68% (SONIA + 1.52%), 09/15/2044(b)(h)	GBP	4,000,000	3,890,477
Series 2007-1, Class M1, 4.56% (3 mo. GBP LIBOR + 0.30%), 06/15/2044(b)(h)	GBP	5,200,000	5,882,239
Series 2007-2, Class B2, 8.28% (SONIA + 4.12%), 09/15/2044(b)(h)	GBP	3,750,000	4,262,655

Eurosail PLC, Series 2007-4X, Class D1A, 6.02% (SONIA + 1.87%), 06/13/2045(b)(h)	GBP	4,217,713	4,743,460

Grifonas Finance No. 1 PLC, Class B, 3.75% (6 mo. EURIBOR + 0.52%), 08/28/2039(b)(h)	EUR	5,000,000	4,739,770

		Principal Amount	Value

Ludgate Funding PLC, Series 2007-1, Class RES, 0.00%, 01/01/2061(b)(i)	GBP	207,500,000	$ 3,800,023

Mansard Mortgages PLC, Series 2006-1X, Class B2, 7.82% (SONIA + 3.62%), 10/15/2048(b)(h)	GBP	3,757,189	4,542,479
Series 2007-1X, Class B2, 7.32% (SONIA + 3.12%), 04/15/2049(b)(h)	GBP	2,323,576	2,613,063

Newday Funding Master Issuer PLC, Series 2021-1X, Class E, 8.23% (SONIA +4.05%), 03/15/2029(b)(h)	GBP	5,084,000	6,262,178

Newday Funding Master Issuer PLC, Series 2021-3X, Class D, 6.53% (SONIA +2.35%), 11/15/2029(b)(h)	GBP	3,600,000	4,384,478

Newgate Funding PLC, Series 2006-2, Class CB, 3.48% (3 mo. EURIBOR + 0.43%), 12/01/2050(b)(h)	EUR	1,543,510	1,566,886
Series 2007-2X, Class CB, 3.40% (3 mo. EURIBOR + 0.44%), 12/15/2050(b)(h)	EUR	2,064,266	1,938,077
Series 2007-1X, Class CB, 3.10% (3 mo. EURIBOR + 0.38%), 12/01/2050(b)(h)	EUR	1,156,978	1,101,671

ResLoC UK PLC, Series 2007-1X, Class D1A, 4.16% (3 mo. EURIBOR + 1.20%), 12/15/2043(b)(h)	EUR	4,082,269	3,972,826

RMAC Securities No. 1 PLC, Series 2006-NS4X, Class B1C, 3.80% (3 mo. EURIBOR + 0.85%), 06/12/2044(b)(h)	EUR	7,855,050	7,773,100

Towd Point Mortgage Funding 2019 - Granite4 PLC, Series 2019-GR4X, Class FR, 6.25% (SONIA + 2.05%), 10/20/2051(b)(h)	GBP	3,000,000	3,668,752
Series 2019-GR4X, Class GR, 6.70% (SONIA + 2.50%), 10/20/2051(b)(h)	GBP	2,500,000	3,050,485

Sestante Finance S.r.l., Series 2005, Class C1, 3.98% (3 mo. EURIBOR +0.80%), 07/15/2045(b)(h)	EUR	9,700,000	6,263,829

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco International Bond Fund

			Principal Amount	Value
IM Pastor 4, FTA, Series A, 2.89% (3 mo. EURIBOR + 0.14%), 03/22/2044(b)(h)		EUR	7,393,036	$ 7,095,253
Series B, 2.94% (3 mo. EURIBOR + 0.19%), 03/22/2044(b)(h)		EUR	3,800,000	2,576,523
Lusitano Mortgages No. 5 PLC, Class D, 4.14% (3 mo. EURIBOR + 0.96%), 07/15/2059(b)(h)		EUR	5,877,128	4,879,331
Fideicomiso Dorrego Y Libertador, 2.00%, 12/31/2043(j)	$		10,843,617	10,301,436
0.00%, 12/31/2043(j)		ARS	117,222,368	500,169
Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(j)		ARS	445,000,000	3,069,972
Total Asset-Backed Securities (Cost $129,227,515)				118,450,009

U.S. Treasury Securities–3.94%
U.S. Treasury Bills–1.06%
4.89%, 10/26/2023(k)			4,882,137	4,880,526
4.77%, 11/02/2023(k)			9,766,309	9,755,568
				14,636,094

U.S. Treasury Inflation – Indexed Bonds–2.88%
0.13%, 02/15/2052(l)			41,634,845	39,515,522
Total U.S. Treasury Securities (Cost $56,283,291)				54,151,616

			Shares
Common Stocks & Other Equity Interests–2.09%
Argentina–2.09%
Grupo Financiero Galicia S.A., Class B			500,000	1,176,750
YPF S.A., Class D(m)			1,200,000	27,568,034
Total Common Stocks & Other Equity Interests (Cost $11,908,360)				28,744,784

	Shares	Value
Preferred Stocks–0.57%
United States–0.57%
AT&T, Inc., 2.88%, Series B, Pfd.(c) (Cost $8,912,532)	7,700,000	$ 7,795,130

Money Market Funds–3.14%

Invesco Government & Agency Portfolio, Institutional Class, 4.78%(n)(o)	15,074,151	15,074,151

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(n)(o)	10,763,462	10,766,690
Invesco Treasury Portfolio, Institutional Class, 4.77%(n)(o)	17,227,601	17,227,601
Total Money Market Funds (Cost $43,068,442)		43,068,442

Options Purchased–2.66%

(Cost $54,244,259)(p)		36,576,599
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-93.53% (Cost $1,407,700,627)		1,285,053,206

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.67%

Invesco Private Government Fund, 4.83%(n)(o)(q)	2,570,993	2,570,993
Invesco Private Prime Fund, 4.99%(n)(o)(q)	6,611,126	6,611,126
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,182,703)		9,182,119
TOTAL INVESTMENTS IN SECURITIES–94.20% (Cost $1,416,883,330)		1,294,235,325
OTHER ASSETS LESS LIABILITIES–5.80%		79,732,972
NET ASSETS–100.00%		$1,373,968,297

Investment Abbreviations:

ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
COP	– Colombia Peso
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
PEN	– Peruvian Sol
Pfd.	– Preferred
PLN	– Polish Zloty
SONIA	– Sterling Overnight Index Average
THB	– Thai Baht
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco International Bond Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $489,404,270, which represented 35.62% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Zero coupon bond issued at a discount.
(f)	All or a portion of this security was out on loan at April 30, 2023.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(m)	Non-income producing security.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$23,284,920	$220,626,790	$(228,837,559)	$-	$-	$15,074,151	$498,588

Invesco Liquid Assets Portfolio, Institutional Class	16,742,380	157,590,564	(163,570,521)	(346)	4,613	10,766,690	370,883

Invesco Treasury Portfolio, Institutional Class	26,611,337	252,144,903	(261,528,639)	-	-	17,227,601	569,784

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,248,525	19,703,179	(18,380,711)	-	-	2,570,993	64,840*

Invesco Private Prime Fund	3,209,614	45,338,143	(41,934,316)	(653)	(1,662)	6,611,126	175,368*

Total	$71,096,776	$695,403,579	$(714,251,746)	$(999)	$2,951	$52,250,561	$1,679,463

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(p)	The table below details options purchased.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price			Notional Value	Value

Currency Risk

AUD versus USD	Call	Bank of America, N.A.	07/27/2023	USD	0.73	AUD	75,000,000	$35,285

AUD versus USD	Call	Goldman Sachs International	07/20/2023	USD	0.71	AUD	75,000,000	93,151

AUD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.80	AUD	8,750,000	76,542

AUD versus USD	Call	Standard Chartered Bank PLC	05/11/2023	USD	0.75	AUD	4,000,000	3

EUR versus USD	Call	Bank of America, N.A.	10/23/2023	USD	1.18	EUR	9,000,000	1,065,632

EUR versus USD	Call	Goldman Sachs International	08/01/2023	USD	1.18	EUR	250,000,000	276,302

EUR versus USD	Call	Goldman Sachs International	08/23/2023	USD	1.14	EUR	100,000,000	235,807

EUR versus USD	Call	Goldman Sachs International	10/23/2023	USD	1.18	EUR	100,000,000	372,112

EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	07/11/2023	USD	1.18	EUR	150,000,000	116,526

NZD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.70	NZD	14,285,714	651,184

USD versus CNH	Call	Goldman Sachs International	05/31/2023	CNH	7.50	USD	6,000,000	5,610

Subtotal – Foreign Currency Call Options Purchased								2,928,154

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price			Notional Value	Value

Currency Risk

CNY versus INR	Put	Goldman Sachs International	07/20/2023	INR	11.80	CNY	17,500,000	$842,600

EUR versus HUF	Put	Bank of America, N.A.	08/14/2023	HUF	370.00	EUR	50,000,000	370,294

EUR versus HUF	Put	Goldman Sachs International	09/15/2023	HUF	358.00	EUR	5,000,000	1,486,458

EUR versus NOK	Put	Goldman Sachs International	05/08/2023	NOK	10.60	EUR	100,000,000	110

EUR versus PLN	Put	Goldman Sachs International	07/31/2023	PLN	4.50	EUR	3,000,000	458,547

GBP versus USD	Put	Goldman Sachs International	05/08/2023	USD	1.15	GBP	100,000,000	126

GBP versus USD	Put	Morgan Stanley and Co. International PLC	06/01/2023	USD	1.19	GBP	100,000,000	25,135

USD versus BRL	Put	Bank of America, N.A.	10/10/2023	BRL	5.27	USD	30,000,000	1,675,290

USD versus BRL	Put	Goldman Sachs International	07/07/2023	BRL	5.00	USD	5,000,000	1,634,845

USD versus BRL	Put	Goldman Sachs International	09/27/2023	BRL	5.05	USD	5,000,000	783,650

USD versus BRL	Put	Goldman Sachs International	11/16/2023	BRL	4.50	USD	3,400,000	829,644

USD versus BRL	Put	Morgan Stanley and Co. International PLC	07/11/2023	BRL	4.90	USD	5,000,000	1,734,175

USD versus CAD	Put	J.P. Morgan Chase Bank, N.A.	05/23/2023	CAD	1.22	USD	7,500,000	510

USD versus CLP	Put	Morgan Stanley and Co. International PLC	06/28/2023	CLP	801.95	USD	25,000,000	469,000

USD versus CNH	Put	Morgan Stanley and Co. International PLC	09/20/2023	CNH	6.50	USD	3,000,000	155,841

USD versus COP	Put	Morgan Stanley and Co. International PLC	06/08/2023	COP	4,480.00	USD	40,000,000	162,880

USD versus COP	Put	Morgan Stanley and Co. International PLC	09/27/2023	COP	4,630.00	USD	50,000,000	1,157,200

USD versus IDR	Put	Goldman Sachs International	10/04/2023	IDR	14,750.00	USD	60,000,000	1,369,680

USD versus JPY	Put	Bank of America, N.A.	09/04/2023	JPY	120.00	USD	6,000,000	303,438

USD versus JPY	Put	Goldman Sachs International	05/23/2023	JPY	122.00	USD	7,500,000	13,432

USD versus JPY	Put	Goldman Sachs International	02/08/2024	JPY	113.00	USD	50,000,000	243,250

USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/07/2023	JPY	114.00	USD	6,000,000	216,582

USD versus MXN	Put	Goldman Sachs International	06/30/2023	MXN	18.00	USD	100,000,000	1,168,700

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	10/31/2023	MXN	18.00	USD	75,000,000	1,176,075

USD versus THB	Put	Standard Chartered Bank PLC	10/04/2023	THB	30.00	USD	5,000,000	124,005

USD versus ZAR	Put	Bank of America, N.A.	06/01/2023	ZAR	16.50	USD	2,500,000	18,225

USD versus ZAR	Put	Goldman Sachs International	05/01/2023	ZAR	17.55	USD	75,000,000	75

USD versus ZAR	Put	Goldman Sachs International	07/13/2023	ZAR	16.50	USD	50,000,000	62,900

USD versus ZAR	Put	Goldman Sachs International	07/31/2023	ZAR	17.10	USD	5,000,000	736,160

USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	08/10/2023	ZAR	17.00	USD	50,000,000	258,350

Subtotal – Foreign Currency Put Options Purchased								17,477,177

Total Foreign Currency Options Purchased								$20,405,331

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,115,000.

		Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date		Notional Value	Value

Interest Rate Risk

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.84%	Receive	6 Month EURIBOR	Semi-Annually	03/07/2024	EUR	22,800,000	$741,710

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco International Bond Fund

		Open Over-The-Counter Interest Rate Swaptions Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date		Notional Value	Value

Interest Rate Risk

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.77%	Pay	SOFR	Annually	08/07/2023	USD	236,000,000	$851,873

15 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	1.81	Pay	6 Month EURIBOR	Semi-Annually	04/06/2038	EUR	67,500,000	6,279,938

30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.82	Pay	SOFR	Annually	03/31/2025	USD	22,000,000	1,886,401

40 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.00	Pay	6 Month EURIBOR	Semi-Annually	04/17/2024	EUR	44,000,000	6,157,135

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.75	Pay	TONAR	Annually	03/04/2024	JPY	10,400,000,000	254,211

Subtotal – Interest Rate Put Swaptions Purchased										15,429,558
Total Interest Rate Swaptions Purchased										$16,171,268

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,115,000.

		Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)		Notional Value	Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Put	96.00%	Markit CDX North America High Yield Index, Series 40, Version 1	5.00%	Quarterly	09/20/2023	4.645%	USD	50,000,000	$(613,018)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,115,000.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date		Exercise Price		Notional Value	Value

Currency Risk

AUD versus USD	Call	Bank of America, N.A.	07/27/2023	USD	0.78	AUD	75,000,000	$(2,432)

AUD versus USD	Call	Goldman Sachs International	07/20/2023	USD	0.75	AUD	75,000,000	(9,429)

CNY versus INR	Call	Goldman Sachs International	07/20/2023	INR	12.20	CNY	175,000,000	(79,099)

EUR versus HUF	Call	Goldman Sachs International	09/15/2023	HUF	450.00	EUR	2,500,000	(120,217)

EUR versus HUF	Call	J.P. Morgan Chase Bank, N.A.	10/12/2023	HUF	418.00	EUR	50,000,000	(820,255)

EUR versus JPY	Call	J.P. Morgan Chase Bank, N.A.	07/03/2023	JPY	146.00	EUR	50,000,000	(1,713,345)

USD versus BRL	Call	Bank of America, N.A.	10/10/2023	BRL	6.24	USD	30,000,000	(141,240)

USD versus BRL	Call	Goldman Sachs International	07/03/2023	BRL	5.48	USD	50,000,000	(286,050)

USD versus BRL	Call	Goldman Sachs International	11/16/2023	BRL	5.55	USD	3,400,000	(704,633)

USD versus BRL	Call	Goldman Sachs International	01/08/2024	BRL	6.10	USD	5,000,000	(473,245)

USD versus BRL	Call	Morgan Stanley and Co. International PLC	07/11/2023	BRL	5.60	USD	50,000,000	(230,200)

USD versus CLP	Call	Morgan Stanley and Co. International PLC	06/28/2023	CLP	897.85	USD	25,000,000	(98,700)

USD versus COP	Call	Morgan Stanley and Co. International PLC	06/08/2023	COP	4,810.00	USD	40,000,000	(748,360)

USD versus COP	Call	Morgan Stanley and Co. International PLC	09/27/2023	COP	5,280.00	USD	50,000,000	(993,350)

USD versus IDR	Call	Goldman Sachs International	10/04/2023	IDR	15,700.00	USD	60,000,000	(366,060)

USD versus JPY	Call	Goldman Sachs International	05/11/2023	JPY	136.25	USD	50,000,000	(335,550)

USD versus MXN	Call	Goldman Sachs International	06/30/2023	MXN	19.00	USD	100,000,000	(690,500)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Written(a)–(continued)

Description	Type of Contract	Counterparty	Expiration Date		Exercise Price		Notional Value	Value

USD versus MXN	Call	Goldman Sachs International	08/17/2023	MXN	20.00	USD	3,000,000	$(305,493)

USD versus MXN	Call	Goldman Sachs International	01/16/2024	MXN	21.00	USD	70,000,000	(958,300)

USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	10/31/2023	MXN	19.75	USD	75,000,000	(1,204,950)

USD versus MXN	Call	Morgan Stanley and Co. International PLC	06/05/2023	MXN	19.82	USD	65,000,000	(72,540)

Subtotal – Foreign Currency Call Options Written								(10,353,948)

Currency Risk

AUD versus USD	Put	Bank of America, N.A.	07/27/2023	USD	0.68	AUD	75,000,000	(1,482,373)

AUD versus USD	Put	Goldman Sachs International	07/20/2023	USD	0.65	AUD	75,000,000	(681,932)

USD versus BRL	Put	Bank of America, N.A.	10/10/2023	BRL	4.69	USD	30,000,000	(265,680)

USD versus BRL	Put	Goldman Sachs International	07/03/2023	BRL	4.90	USD	50,000,000	(631,050)

USD versus CLP	Put	Morgan Stanley and Co. International PLC	06/28/2023	CLP	744.05	USD	25,000,000	(43,275)

USD versus COP	Put	Morgan Stanley and Co. International PLC	06/08/2023	COP	4,260.00	USD	40,000,000	(23,600)

USD versus COP	Put	Morgan Stanley and Co. International PLC	09/27/2023	COP	4,230.00	USD	50,000,000	(237,200)

USD versus IDR	Put	Goldman Sachs International	10/04/2023	IDR	14,250.00	USD	60,000,000	(490,440)

USD versus MXN	Put	Goldman Sachs International	06/30/2023	MXN	17.50	USD	100,000,000	(320,600)

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	10/31/2023	MXN	17.35	USD	75,000,000	(453,825)

Subtotal – Foreign Currency Put Options Written								(4,629,975)

Total – Foreign Currency Options Written								$(14,983,923)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,115,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date		Notional Value	Value

Interest Rate Risk

2 Year Interest Rate Swap	Call	Bank of America, N.A.	3.61%	SOFR	Receive	Annually	03/14/2024	USD	500,000,000	$ (7,829,385)

2 Year Interest Rate Swap	Call	Barclays Bank PLC	3.92	SONIA	Receive	Annually	06/02/2023	GBP	143,000,000	(65,693)

10 Year Interest Rate Swap	Call	Goldman Sachs International	3.25	SOFR	Receive	Annually	03/27/2024	USD	75,000,000	(3,465,208)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.49	SOFR	Receive	Annually	05/30/2023	USD	125,000,000	(1,580,212)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.75	SOFR	Receive	Annually	07/05/2024	USD	50,000,000	(1,452,362)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.42	SOFR	Receive	Annually	04/15/2024	USD	50,000,000	(1,473,948)

2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.75	SOFR	Receive	Annually	09/16/2024	USD	125,000,000	(1,399,638)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.48	SOFR	Receive	Annually	04/17/2024	USD	25,000,000	(830,717)

10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.44	6 Month EURIBOR	Receive	Semi-Annually	04/14/2025	EUR	75,000,000	(2,522,349)

5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	0.35	TONAR	Receive	Annually	03/04/2024	JPY	10,400,000,000	(604,347)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.98	SONIA	Receive	Annually	05/30/2023	GBP	250,000,000	(128,669)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.47	SOFR	Receive	Annually	03/13/2025	USD	40,000,000	(1,067,340)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.56	SOFR	Receive	Annually	03/10/2025	USD	40,000,000	(1,172,102)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.20	6 Month EURIBOR	Receive	Semi-Annually	03/07/2024	EUR	100,000,000	(1,179,104)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date		Notional Value	Value

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.95%	SOFR	Receive	Annually	07/08/2024	USD	50,000,000	$(1,854,678)

2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.50	SOFR	Receive	Annually	03/14/2024	USD	750,000,000	(7,244,480)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.77	SOFR	Receive	Annually	08/07/2023	USD	236,000,000	(14,013,663)

Subtotal–Interest Rate Call Swaptions Written										(47,883,895)

Interest Rate Risk

2 Year Interest Rate Swap	Put	Barclays Bank PLC	4.52	SONIA	Pay	Annually	06/02/2023	GBP	286,000,000	(998,750)

5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.10	TONAR	Pay	Annually	03/04/2024	JPY	10,400,000,000	(159,189)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.60	6 Month EURIBOR	Pay	Semi- Annually	04/17/2024	EUR	132,000,000	(7,162,966)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.13	SONIA	Pay	Annually	05/30/2023	GBP	500,000,000	(142,874)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.00	SOFR	Pay	Annually	09/16/2024	USD	125,000,000	(669,030)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.56	SOFR	Pay	Annually	03/10/2025	USD	40,000,000	(1,071,811)

5 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.31	SOFR	Pay	Annually	03/31/2025	USD	93,600,000	(1,828,566)

Subtotal–Interest Rate Put Swaptions Written										(12,033,186)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(59,917,081)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,115,000.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Euro-Schatz	3,300	May-2023	$363,627	$(648,784)	$(648,784)

U.S. Treasury 5 Year Notes	624	June-2023	68,479,125	36,624	36,624

Subtotal–Long Futures Contracts				(612,160)	(612,160)

Short Futures Contracts

Interest Rate Risk

Euro-Bobl	123	June-2023	(15,988,917)	6,777	6,777

Euro-Bund	140	June-2023	(20,912,307)	(23,949)	(23,949)

Euro-Schatz	1,346	June-2023	(156,732,722)	1,249,319	1,249,319

U.S. Treasury 2 Year Notes	6	June-2023	(1,236,984)	(12,234)	(12,234)

U.S. Treasury 10 Year Notes	38	June-2023	(4,377,719)	(16,031)	(16,031)

U.S. Treasury 10 Year Ultra Notes	16	June-2023	(1,943,250)	(68,250)	(68,250)

U.S. Treasury Ultra Bonds	87	June-2023	(12,302,344)	(558,024)	(558,024)

Subtotal–Short Futures Contracts				577,608	577,608

Total Futures Contracts				$(34,552)	$(34,552)

(a)	Futures contracts collateralized by $5,596,137 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

05/03/2023	Bank of America, N.A.	USD	36,318,203	EUR	33,000,000	$44,512

05/30/2023	Bank of America, N.A.	USD	25,302,530	EUR	23,000,000	80,722

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

06/21/2023	Bank of America, N.A.	AUD	9,580,000	USD	6,506,440	$153,815

06/21/2023	Bank of America, N.A.	JPY	2,088,000,000	USD	16,127,556	685,864

06/21/2023	Bank of America, N.A.	NOK	230,895,886	USD	22,286,626	568,416

06/21/2023	Bank of America, N.A.	USD	1,577,729	GBP	1,265,000	13,697

06/21/2023	Bank of America, N.A.	USD	15,762,738	SEK	164,510,733	319,876

06/21/2023	Bank of America, N.A.	USD	326,566	SGD	438,797	2,869

06/21/2023	Bank of America, N.A.	USD	11,919,883	THB	407,749,409	78,530

09/06/2023	Bank of America, N.A.	JPY	1,116,024,000	USD	8,400,000	50,071

06/21/2023	BNP Paribas S.A.	NOK	143,492,000	USD	13,618,438	121,492

06/21/2023	BNP Paribas S.A.	NZD	1,860,000	USD	1,156,581	6,584

06/21/2023	BNP Paribas S.A.	USD	4,113,036	EUR	3,795,000	80,374

06/21/2023	Citibank, N.A.	COP	63,628,394,400	USD	13,896,000	501,319

06/21/2023	Citibank, N.A.	TWD	403,015,800	USD	13,214,499	59,249

06/21/2023	Citibank, N.A.	USD	47,776,079	IDR	739,478,143,200	2,598,563

06/22/2023	Citibank, N.A.	CLP	5,428,840,000	USD	6,695,659	14,952

06/21/2023	Deutsche Bank AG	JPY	3,747,453,649	USD	27,906,614	192,522

06/21/2023	Deutsche Bank AG	USD	50,246,121	HUF	18,305,666,623	3,016,986

06/21/2023	Deutsche Bank AG	USD	104,095,838	MXN	1,925,417,473	1,921,347

06/21/2023	Deutsche Bank AG	USD	49,787,767	ZAR	924,618,572	533,157

05/15/2023	Goldman Sachs International	JPY	1,306,031,000	USD	10,100,000	495,332

05/16/2023	Goldman Sachs International	USD	19,796,400	EUR	18,000,000	53,198

06/02/2023	Goldman Sachs International	USD	3,463,883	BRL	17,561,471	35,623

06/21/2023	Goldman Sachs International	USD	71,306,827	MXN	1,312,830,000	980,114

07/05/2023	Goldman Sachs International	USD	13,500,000	MXN	247,623,750	96,494

07/24/2023	Goldman Sachs International	AUD	32,625,000	USD	22,739,625	1,076,144

08/02/2023	Goldman Sachs International	USD	28,449,900	EUR	25,700,000	11,863

09/05/2023	Goldman Sachs International	USD	47,750,000	MXN	921,575,000	2,245,256

09/19/2023	Goldman Sachs International	USD	21,828,125	EUR	19,843,750	195,076

09/29/2023	Goldman Sachs International	USD	8,000,000	SEK	82,248,000	75,858

02/13/2024	Goldman Sachs International	JPY	1,042,440,000	USD	8,400,000	412,023

06/02/2023	HSBC Bank USA	USD	3,544,617	BRL	17,971,102	36,517

06/21/2023	HSBC Bank USA	CNY	306,834,038	USD	44,723,808	237,270

06/21/2023	HSBC Bank USA	KRW	25,023,000,000	USD	19,076,625	319,477

06/21/2023	HSBC Bank USA	USD	48,768,756	EUR	44,500,000	402,984

06/21/2023	HSBC Bank USA	USD	29,354,679	THB	1,005,750,000	240,469

05/03/2023	J.P. Morgan Chase Bank, N.A.	USD	181,412,951	BRL	920,121,545	3,061,476

05/24/2023	J.P. Morgan Chase Bank, N.A.	CAD	46,582,538	USD	34,875,000	477,899

06/05/2023	J.P. Morgan Chase Bank, N.A.	USD	11,700,000	MXN	211,927,950	6,786

06/21/2023	J.P. Morgan Chase Bank, N.A.	KRW	17,103,799,650	USD	13,027,000	206,055

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	14,602,600	COP	70,660,523,000	272,443

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	836,730	CZK	18,846,926	43,874

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	25,626,000	EUR	23,608,459	460,944

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	56,054	INR	4,631,125	466

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	13,080,201	ZAR	241,498,750	62,992

06/21/2023	J.P. Morgan Chase Bank, N.A.	ZAR	478,791,934	USD	26,062,000	4,496

07/05/2023	J.P. Morgan Chase Bank, N.A.	JPY	2,962,567,000	USD	22,591,734	635,088

07/05/2023	J.P. Morgan Chase Bank, N.A.	USD	22,628,205	EUR	20,700,000	262,762

07/12/2023	J.P. Morgan Chase Bank, N.A.	USD	5,407,050	EUR	5,000,000	124,189

10/16/2023	J.P. Morgan Chase Bank, N.A.	USD	11,080,000	EUR	10,000,000	31,626

05/03/2023	Morgan Stanley and Co. International PLC	USD	182,713,009	BRL	920,121,545	1,761,417

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

06/02/2023	Morgan Stanley and Co. International PLC	USD	61,068,836	BRL	310,550,301	$815,086

06/05/2023	Morgan Stanley and Co. International PLC	USD	9,880,800	GBP	8,000,000	180,427

06/21/2023	Morgan Stanley and Co. International PLC	USD	76,894,543	AUD	116,005,949	30,538

06/21/2023	Morgan Stanley and Co. International PLC	USD	62,869,153	CAD	85,532,131	323,952

06/21/2023	Morgan Stanley and Co. International PLC	USD	347,862,264	EUR	328,057,437	14,635,600

06/21/2023	Morgan Stanley and Co. International PLC	USD	13,262,871	GBP	11,185,500	808,981

06/21/2023	Morgan Stanley and Co. International PLC	USD	37,668,118	PLN	164,874,264	1,837,832

09/22/2023	Morgan Stanley and Co. International PLC	CNY	111,231,200	USD	16,300,000	78,635

06/21/2023	Royal Bank of Canada	USD	9,861,165	EUR	9,000,000	83,681

06/21/2023	Standard Chartered Bank PLC	JPY	1,125,000,000	USD	8,626,029	306,152

Subtotal—Appreciation						44,472,012

Currency Risk

05/03/2023	Bank of America, N.A.	EUR	33,000,000	USD	36,165,030	(197,685)

06/21/2023	Bank of America, N.A.	EUR	48,550,000	USD	53,587,454	(59,466)

06/21/2023	Bank of America, N.A.	THB	480,000,000	USD	14,032,010	(92,445)

06/21/2023	Bank of America, N.A.	USD	89,978,659	KRW	117,866,644,322	(1,626,260)

06/21/2023	Bank of America, N.A.	USD	36,141,443	NOK	374,435,799	(921,780)

06/21/2023	Bank of America, N.A.	USD	13,331,651	TWD	403,015,800	(176,400)

09/29/2023	Bank of America, N.A.	AUD	38,176,682	USD	25,000,000	(415,463)

10/13/2023	Bank of America, N.A.	BRL	78,497,600	USD	14,200,000	(1,063,947)

06/21/2023	Barclays Bank PLC	USD	3,463,883	COP	15,907,882,677	(115,048)

06/21/2023	BNP Paribas S.A.	EUR	82,679,403	USD	89,998,330	(1,360,998)

06/21/2023	BNP Paribas S.A.	USD	3,075,720	NZD	4,946,337	(17,508)

06/21/2023	Citibank, N.A.	IDR	313,926,600,000	USD	20,282,116	(1,103,154)

06/22/2023	Citibank, N.A.	USD	14,057,163	CLP	11,397,547,732	(31,391)

06/21/2023	Deutsche Bank AG	EUR	4,830,000	USD	5,190,015	(147,052)

06/21/2023	Deutsche Bank AG	GBP	1,355,000	USD	1,641,059	(63,591)

06/21/2023	Deutsche Bank AG	MXN	1,542,835,550	USD	83,171,885	(1,779,604)

06/21/2023	Deutsche Bank AG	USD	3,633,760	AUD	5,415,000	(43,001)

06/21/2023	Deutsche Bank AG	USD	143,192,042	JPY	19,228,614,987	(987,854)

06/21/2023	Deutsche Bank AG	ZAR	1,753,399,780	USD	94,414,997	(1,011,051)

05/25/2023	Goldman Sachs International	JPY	1,499,850,000	USD	11,000,000	(46,525)

06/21/2023	Goldman Sachs International	COP	59,983,132,000	USD	12,312,440	(314,861)

06/21/2023	Goldman Sachs International	EUR	25,412,351	USD	27,862,000	(218,214)

06/21/2023	Goldman Sachs International	MXN	1,770,452,155	USD	96,179,000	(1,305,497)

06/29/2023	Goldman Sachs International	PLN	37,966,555	USD	7,370,000	(1,723,285)

07/17/2023	Goldman Sachs International	MXN	438,918,750	USD	22,500,000	(1,543,269)

07/26/2023	Goldman Sachs International	ZAR	140,775,000	USD	7,500,000	(136,090)

08/02/2023	Goldman Sachs International	PLN	118,492,100	USD	28,300,000	(26,159)

08/03/2023	Goldman Sachs International	EUR	23,750,000	USD	26,144,000	(159,587)

08/21/2023	Goldman Sachs International	MXN	478,737,500	USD	25,000,000	(1,046,494)

09/06/2023	Goldman Sachs International	IDR	443,120,000,000	USD	29,000,000	(1,145,555)

09/19/2023	Goldman Sachs International	HUF	8,400,000,000	USD	21,875,000	(2,018,664)

09/29/2023	Goldman Sachs International	SEK	55,197,500	USD	5,000,000	(419,794)

10/16/2023	Goldman Sachs International	AUD	12,250,000	USD	7,754,250	(406,296)

10/16/2023	Goldman Sachs International	NZD	23,333,333	USD	13,055,000	(1,357,273)

11/16/2023	Goldman Sachs International	MXN	78,451,000	USD	3,800,000	(398,029)

11/20/2023	Goldman Sachs International	BRL	70,808,400	USD	12,240,000	(1,441,030)

06/21/2023	HSBC Bank USA	PEN	136,035,000	USD	35,651,388	(938,659)

06/21/2023	HSBC Bank USA	USD	21,150,435	CNY	145,105,564	(112,208)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

05/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	920,121,544	USD	178,923,345	$(5,551,081)

06/12/2023	J.P. Morgan Chase Bank, N.A.	MXN	483,775,000	USD	25,000,000	(1,685,826)

06/21/2023	J.P. Morgan Chase Bank, N.A.	COP	327,020,165,000	USD	67,581,509	(1,260,880)

06/21/2023	J.P. Morgan Chase Bank, N.A.	EUR	16,200,199	USD	17,447,477	(453,466)

06/21/2023	J.P. Morgan Chase Bank, N.A.	INR	6,665,905,000	USD	80,682,470	(671,416)

06/21/2023	J.P. Morgan Chase Bank, N.A.	MXN	240,706,094	USD	12,500,000	(753,740)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	3,544,617	COP	16,281,382,928	(117,155)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	27,716,000	EUR	24,991,601	(100,708)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	58,300,500	JPY	7,701,935,226	(1,341,253)

06/21/2023	J.P. Morgan Chase Bank, N.A.	ZAR	359,983,200	USD	19,540,500	(51,024)

07/12/2023	J.P. Morgan Chase Bank, N.A.	HUF	2,108,750,000	USD	5,407,051	(693,004)

10/16/2023	J.P. Morgan Chase Bank, N.A.	HUF	3,991,800,000	USD	11,079,999	(204,432)

05/03/2023	Morgan Stanley and Co. International PLC	BRL	920,121,544	USD	183,343,622	(1,130,805)

06/02/2023	Morgan Stanley and Co. International PLC	BRL	609,571,244	USD	119,870,457	(1,599,910)

06/07/2023	Morgan Stanley and Co. International PLC	MXN	122,220,000	USD	6,000,000	(748,647)

06/21/2023	Morgan Stanley and Co. International PLC	AUD	29,195,000	USD	19,351,906	(7,686)

06/21/2023	Morgan Stanley and Co. International PLC	EUR	149,081,182	USD	158,145,172	(6,586,986)

06/21/2023	Morgan Stanley and Co. International PLC	GBP	80,110,865	USD	95,214,245	(5,568,754)

06/21/2023	Morgan Stanley and Co. International PLC	MXN	492,998,229	USD	26,396,000	(749,429)

06/21/2023	Morgan Stanley and Co. International PLC	PLN	131,710,000	USD	29,521,217	(2,038,158)

06/21/2023	Morgan Stanley and Co. International PLC	SEK	188,709,250	USD	18,425,911	(22,356)

07/13/2023	Morgan Stanley and Co. International PLC	BRL	87,842,000	USD	16,700,000	(676,064)

07/13/2023	Morgan Stanley and Co. International PLC	COP	20,825,850,000	USD	4,250,000	(114,076)

09/29/2023	Morgan Stanley and Co. International PLC	USD	1,400,000	COP	6,713,000,000	(16,519)

06/21/2023	Royal Bank of Canada	CAD	36,330,000	USD	26,725,989	(115,450)

06/21/2023	Royal Bank of Canada	EUR	14,380,000	USD	15,813,068	(76,587)

06/21/2023	Royal Bank of Canada	USD	29,249,748	JPY	3,820,658,000	(994,278)

06/21/2023	Royal Bank of Canada	USD	1,213,604	ZAR	21,995,000	(16,561)

05/15/2023	Standard Chartered Bank PLC	AUD	7,000,000	USD	4,623,500	(10,908)

06/21/2023	UBS AG	HUF	3,708,870,750	USD	10,557,629	(233,892)

Subtotal–Depreciation						(59,562,238)

Total Forward Foreign Currency Contracts						$(15,090,226)

	Open Centrally Cleared Credit Default Swap Agreements(a)

		(Pay)/
		Receive			Implied		Upfront		Unrealized
	Buy/Sell	Fixed	Payment	Maturity	Credit		Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Date	Spread(b)	Notional Value	(Received)	Value	(Depreciation)

Credit Risk

Markit iTraxx Europe Index, Series 37, Version 1	Buy	(1.00)%	Quarterly	06/20/2027	0.701%	EUR 10,750,000	$(99,192)	$(136,033)	$(36,841)

Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2027	1.978	USD 5,000,000	257,718	197,635	(60,083)

Markit CDX North America High Yield Index, Series 40, Version 1	Buy	(5.00)	Quarterly	06/20/2028	4.645	USD 20,000,000	(280,000)	(282,212)	(2,212)

Societe Generale	Sell	1.00	Quarterly	06/20/2027	1.142	EUR 15,000,000	13,420	(96,113)	(109,533)

Total Centrally Cleared Credit Default Swap Agreements							$(108,054)	$(316,723)	$(208,669)

(a)	Centrally cleared swap agreements collateralized by $50,284,353 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Receive	CPURNSA	At Maturity	(2.44)%	At Maturity	01/18/2033	USD	4,000,000	$–	$ 25,222	$ 25,222

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	36,300,000,000	–	44,506	44,506

Pay	TTHORON	Quarterly	2.00	Quarterly	04/24/2025	THB	1,755,000,000	–	54,155	54,155

Receive	3 Month CZK PRIOBR	Quarterly	(7.02)	Annually	02/10/2024	CZK	1,040,000,000	–	62,997	62,997

Pay	SOFR	Annually	4.11	Annually	04/18/2025	USD	131,500,000	–	63,500	63,500

Pay	NFIX3FRA	Quarterly	4.37	Semi-Annually	03/23/2028	NZD	36,000,000	–	67,105	67,105

Pay	TTHORON	Quarterly	2.60	Quarterly	04/24/2033	THB	384,000,000	–	68,716	68,716

Pay	28 Day MXN TIIE	28 days	9.25	28 days	02/10/2025	MXN	1,075,000,000	–	79,214	79,214

Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	13,500,000,000	–	97,643	97,643

Pay	SOFR	Annually	4.21	Annually	04/19/2025	USD	65,625,000	–	151,396	151,396

Pay	28 Day MXN TIIE	28 days	9.40	28 days	02/10/2025	MXN	1,125,000,000	–	164,687	164,687

Receive	SOFR	Annually	(2.94)	Annually	04/14/2053	USD	20,480,000	–	172,113	172,113

Receive	BZDIOVRA	At Maturity	(13.14)	At Maturity	01/02/2024	BRL	784,724,489	–	176,156	176,156

Pay	3 Month CDOR	Semi-Annually	3.99	Semi-Annually	02/13/2025	CAD	357,500,000	–	186,013	186,013

Receive	BZDIOVRA	At Maturity	(13.11)	At Maturity	01/02/2024	BRL	778,033,887	–	209,613	209,613

Pay	28 Day MXN TIIE	28 Days	9.13	28 Days	02/11/2028	MXN	233,000,000	–	297,796	297,796

Receive	FBIL Overnight MIBOR	Semi-Annually	(5.65)	Semi-Annually	02/17/2027	INR	2,625,000,000	–	400,404	400,404

Pay	SOFR	Annually	3.37	Annually	12/15/2032	USD	28,400,000	–	454,738	454,738

Pay	3 Month CDOR	Semi-Annually	4.15	Semi-Annually	02/14/2025	CAD	357,500,000	–	577,119	577,119

Receive	3 Month JIBAR	Quarterly	(7.45)	Quarterly	04/29/2027	ZAR	385,000,000	–	598,397	598,397

Receive	3 Month JIBAR	Quarterly	(7.42)	Quarterly	05/05/2027	ZAR	370,000,000	–	599,172	599,172

Pay	BZDIOVRA	At Maturity	12.58	At Maturity	01/04/2027	BRL	147,410,436	–	733,387	733,387

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	336,700,000	1,356	900,161	898,805

Pay	6 Month EURIBOR	Semi-Annually	3.08	Annually	03/16/2033	EUR	83,000,000	–	903,560	903,560

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	350,000,000	–	944,193	944,193

Pay	6 Month EURIBOR	Semi-Annually	3.74	Annually	03/14/2025	EUR	194,440,000	–	955,886	955,886

Receive	COOVIBR	Quarterly	(4.20)	Quarterly	02/08/2031	COP	43,000,000,000	–	2,523,480	2,523,480

Pay	SOFR	Annually	3.77	Annually	08/09/2033	USD	135,300,000	(31,554)	7,545,962	7,577,516

Subtotal – Appreciation								(30,198)	19,057,291	19,087,489

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Pay	6 Month EURIBOR	Semi-Annually	2.55%	Annually	04/24/2034	EUR	54,000,000	$ –	$ (1,825,311)	$ (1,825,311)

Receive	SOFR	Annually	(3.53)	Annually	09/27/2032	USD	62,000,000	–	(1,760,686)	(1,760,686)

Receive	SOFR	At Maturity	(4.20)	At Maturity	02/16/2025	USD	267,500,000	–	(1,634,746)	(1,634,746)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	259,730,842	–	(1,201,695)	(1,201,695)

Receive	SOFR	At Maturity	(4.00)	At Maturity	02/15/2025	USD	267,500,000	–	(1,131,905)	(1,131,905)

Pay	SONIA	Annually	4.24	Annually	05/30/2025	GBP	168,800,000	–	(970,372)	(970,372)

Receive	FBIL Overnight MIBOR	Semi-Annually	(7.02)	Semi-Annually	05/25/2027	INR	1,875,000,000	–	(851,114)	(851,114)

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	248,590,247	–	(555,734)	(555,734)

Receive	CLICP	Semi-Annually	(6.30)	Semi-Annually	03/09/2028	CLP	18,750,000,000	–	(533,737)	(533,737)

Pay	SONIA	Annually	4.25	Annually	06/02/2025	GBP	94,380,000	–	(523,283)	(523,283)

Receive	FBIL Overnight MIBOR	Semi-Annually	(6.62)	Semi-Annually	05/02/2027	INR	1,800,000,000	–	(453,514)	(453,514)

Receive	6 Month WIBOR	Semi-Annually	(7.61)	Annually	09/21/2024	PLN	127,000,000	–	(366,023)	(366,023)

Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	36,000,000,000	–	(359,459)	(359,459)

Receive	COOVIBR	Quarterly	(9.91)	Quarterly	01/17/2028	COP	60,845,000,000	–	(296,934)	(296,934)

Receive	TTHORON	Quarterly	(2.26)	Quarterly	04/24/2028	THB	1,450,000,000	–	(200,927)	(200,927)

Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	17,843,000,000	–	(187,247)	(187,247)

Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	16,883,000,000	–	(147,182)	(147,182)

Pay	SOFR	Annually	2.94	Annually	04/24/2034	USD	37,500,000	–	(123,872)	(123,872)

Receive	COOVIBR	Quarterly	(11.46)	Quarterly	11/01/2024	COP	137,500,000,000	–	(49,779)	(49,779)

Pay	SOFR	Annually	3.34	Annually	04/14/2028	USD	87,800,000	–	(33,370)	(33,370)

Pay	CLICP	Semi-Annually	7.87	Semi-Annually	04/11/2025	CLP	21,000,000,000	–	(7,048)	(7,048)

Subtotal – Depreciation								–	(13,213,938)	(13,213,938)

Total Centrally Cleared Interest Rate Swap Agreements								$(30,198)	$ 5,843,353	$ 5,873,551

(a)	Centrally cleared swap agreements collateralized by $50,284,353 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

			(Pay)/			Implied			Upfront		Unrealized
		Buy/Sell	Receive	Payment	Maturity	Credit	Notional		Payments Paid		Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(b)	Value		(Received)	Value	(Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.537%	EUR	5,000,000	$32,308	$40,988	$8,680

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	1.841	EUR	7,500,000	217,708	262,898	45,190

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Index, Series 30, Version 1	Sell	1.00	Quarterly	12/20/2023	5.893	EUR	20,000,000	(1,374,434)	(682,063)	692,371

Subtotal–Appreciation									(1,124,418)	(378,177)	746,241

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.990	EUR	5,000,000	20,988	(887)	(21,875)

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	3.010	EUR	10,000,000	441,010	349,637	(91,373)

Subtotal–Depreciation									461,998	348,750	(113,248)

Total Open Over-The-Counter Credit Default Swap Agreements									$(662,420)	$(29,427)	$632,993

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco International Bond Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $61,115,000.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
BZDIOVRA	– Brazil Ceptip DI Interbank Deposit Rate
CAD	– Canadian Dollar
CDOR	– Canadian Dealer Offered Rate
CLICP	– Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	– Chile Peso
CNH	– Chinese Renminbi
CNY	– Chinese Yuan Renminbi
COOVIBR	– Colombia IBR Overnight Nominal Interbank Reference Rate
COP	– Colombia Peso
CZK	– Czech Koruna
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Private Ltd.
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JIBAR	– Johannesburg Interbank Average Rate
JPY	– Japanese Yen
KRW	– South Korean Won
MIBOR	– Mumbai Interbank Offered Rate
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PEN	– Peruvian Sol
PLN	– Polish Zloty
SEK	– Swedish Krona
SGD	– Singapore Dollar
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
THB	– Thai Baht
TIIE	– Interbank Equilibrium Interest Rate
TONAR	– Tokyo Overnight Average Rate
TTHORON	– Thai Overnight Repurchase Rate
TWD	– New Taiwan Dollar
USD	– U.S. Dollar
WIBOR	– Warsaw Interbank Offered Rate
ZAR	– South African Rand

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2023

Non-U.S. Dollar Denominated Bonds & Notes	58.65%
U.S. Dollar Denominated Bonds & Notes	13.86
Asset-Backed Securities	8.62
U.S. Treasury Securities	3.94
Common Stocks & Other Equity Interests	2.09
Open Over-The-Counter Foreign Currency Options Purchased	1.48
Open Over-The-Counter Interest Rate Swaptions Purchased	1.18
Security Types Each Less Than 1% of Portfolio	0.57
Money Market Funds Plus Other Assets Less Liabilities	9.61

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco International Bond Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $1,364,632,185)*	$1,241,984,764

Investments in affiliated money market funds, at value (Cost $52,251,145)	52,250,561

Other investments:
Variation margin receivable – futures contracts	1,888,255

Swaps receivable – OTC	95,498

Unrealized appreciation on swap agreements – OTC	746,241

Unrealized appreciation on forward foreign currency contracts outstanding	44,472,012

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	5,596,137

Cash collateral – centrally cleared swap agreements	50,284,353

Cash collateral – OTC Derivatives	61,115,000

Cash	39,777,571

Foreign currencies, at value (Cost $16,503,536)	15,587,090

Receivable for:
Investments sold	8,537,484

Fund shares sold	768,049

Dividends	136,156

Interest	22,065,629

Investment for trustee deferred compensation and retirement plans	350,327

Other assets	71,636

Total assets	1,545,726,763

Liabilities:

Other investments:
Options written, at value (premiums received $72,498,318)	75,514,022

Variation margin payable – centrally cleared swap agreements	453,635

Premiums received on swap agreements – OTC	662,420

Unrealized depreciation on forward foreign currency contracts outstanding	59,562,238

Swaps payable – OTC	15,916

Unrealized depreciation on swap agreements– OTC	113,248

Payable for:
Investments purchased	21,909,564

Dividends	779,494

Fund shares reacquired	2,084,282

Accrued foreign taxes	4,853

Collateral upon return of securities loaned	9,182,703

Accrued fees to affiliates	773,193

Accrued trustees’ and officers’ fees and benefits	915

Accrued other operating expenses	351,656

Trustee deferred compensation and retirement plans	350,327

Total liabilities	171,758,466

Net assets applicable to shares outstanding	$1,373,968,297

Net assets consist of:

Shares of beneficial interest	$1,744,771,857

Distributable earnings (loss)	(370,803,560)

$1,373,968,297

Net Assets:

Class A	$450,675,852

Class C	$17,117,228

Class R	$41,758,710

Class Y	$487,779,346

Class R5	$1,163,632

Class R6	$375,473,529

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	103,913,617

Class C	3,962,133

Class R	9,656,898

Class Y	112,537,242

Class R5	267,866

Class R6	86,691,420

Class A:
Net asset value per share	$4.34

Maximum offering price per share (Net asset value of $4.34 ÷ 95.75%)	$4.53

Class C:
Net asset value and offering price per share	$4.32

Class R:
Net asset value and offering price per share	$4.32

Class Y:
Net asset value and offering price per share	$4.33

Class R5:
Net asset value and offering price per share	$4.34

Class R6:
Net asset value and offering price per share	$4.33

*	At April 30, 2023, securities with an aggregate value of $8,958,127 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco International Bond Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $397,553)	$38,578,785

Dividends from affiliated money market funds (includes net securities lending income of $25,619)	1,464,874

Total investment income	40,043,659

Expenses:

Advisory fees	4,123,788

Administrative services fees	95,458

Custodian fees	199,841

Distribution fees:

Class A	560,613

Class C	88,858

Class R	105,832

Transfer agent fees – A, C, R and Y	1,034,085

Transfer agent fees – R5	537

Transfer agent fees – R6	45,644

Trustees’ and officers’ fees and benefits	10,235

Registration and filing fees	48,463

Reports to shareholders	82,278

Professional services fees	58,606

Other	54,856

Total expenses	6,509,094

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(708,254)

Net expenses	5,800,840

Net investment income	34,242,819

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(28,327,421)

Affiliated investment securities	2,951

Foreign currencies	3,736

Forward foreign currency contracts	7,260,693

Futures contracts	7,648,591

Option contracts written	18,294,028

Swap agreements	(12,140,198)

(7,257,620)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $4,853)	104,436,427

Affiliated investment securities	(999)

Foreign currencies	1,352,768

Forward foreign currency contracts	(10,570,191)

Futures contracts	(4,703,097)

Option contracts written	15,853,091

Swap agreements	15,468,114

121,836,113

Net realized and unrealized gain	114,578,493

Net increase in net assets resulting from operations	$148,821,312

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco International Bond Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30, 2023	October 31, 2022

Operations:

Net investment income	$34,242,819	$58,643,561

Net realized gain (loss)	(7,257,620)	(303,143,970)

Change in net unrealized appreciation (depreciation)	121,836,113	(117,343,724)

Net increase (decrease) in net assets resulting from operations	148,821,312	(361,844,133)

Distributions to shareholders from distributable earnings:

Class A	(8,671,157)	–

Class C	(269,886)	–

Class R	(748,386)	–

Class Y	(9,946,196)	–

Class R5	(21,756)	–

Class R6	(6,346,530)	–

Total distributions from distributable earnings	(26,003,911)	–

Return of capital:

Class A	–	(17,732,927)

Class C	–	(542,467)

Class R	–	(1,451,576)

Class Y	–	(24,106,074)

Class R5	–	(22,987)

Class R6	–	(12,876,954)

Total return of capital	–	(56,732,985)

Share transactions–net:

Class A	(41,099,610)	(102,712,578)

Class C	(1,978,720)	(7,390,569)

Class R	(3,117,304)	(7,684,378)

Class Y	(54,962,816)	(266,241,633)

Class R5	107,739	1,078,038

Class R6	61,372,060	(96,211,294)

Net increase (decrease) in net assets resulting from share transactions	(39,678,651)	(479,162,414)

Net increase (decrease) in net assets	83,138,750	(897,739,532)

Net assets:

Beginning of period	1,290,829,547	2,188,569,079

End of period	$1,373,968,297	$1,290,829,547

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco International Bond Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/23	$3.96	$0.11	$0.35	$0.46	$(0.08)	$–	$(0.08)	$4.34	11.66	%(e)	$450,676	1.01	%(e)(f)	1.15	%(e)(f)	5.04	%(e)(f)	41%
Year ended 10/31/22	5.08	0.15	(1.13)	(0.98)	–	(0.14)	(0.14)	3.96	(19.50)		449,632	1.16	(g)	1.18	(g)	3.21	(g)	90
Year ended 10/31/21	5.41	0.15	(0.33)	(0.18)	–	(0.15)	(0.15)	5.08	(3.54)		690,866	1.01		1.07		2.73		197
Year ended 10/31/20	5.53	0.17	(0.10)	0.07	(0.12)	(0.07)	(0.19)	5.41	1.35		894,798	1.00		1.04		3.17		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.60		1,043,265	1.01	(f)	1.03	(f)	4.60	(f)	7
Year ended 09/30/19	5.47	0.28	(0.06)	0.22	–	(0.28)	(0.28)	5.41	4.15		1,039,683	0.99		1.02		5.15		105
Year ended 09/30/18	5.95	0.25	(0.48)	(0.23)	(0.13)	(0.12)	(0.25)	5.47	(4.20)		1,082,539	0.99		1.01		4.31		115
Class C
Six months ended 04/30/23	3.94	0.09	0.35	0.44	(0.06)	–	(0.06)	4.32	11.30		17,117	1.77	(f)	1.91	(f)	4.28	(f)	41
Year ended 10/31/22	5.06	0.11	(1.12)	(1.01)	–	(0.11)	(0.11)	3.94	(20.21)		17,454	1.91	(g)	1.93	(g)	2.46	(g)	90
Year ended 10/31/21	5.39	0.11	(0.33)	(0.22)	–	(0.11)	(0.11)	5.06	(4.29)		30,414	1.76		1.82		1.98		197
Year ended 10/31/20	5.51	0.13	(0.10)	0.03	(0.09)	(0.06)	(0.15)	5.39	0.58		64,440	1.75		1.79		2.42		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.55		113,329	1.77	(f)	1.79	(f)	3.84	(f)	7
Year ended 09/30/19	5.45	0.24	(0.06)	0.18	–	(0.24)	(0.24)	5.39	3.36		116,134	1.74		1.77		4.39		105
Year ended 09/30/18	5.93	0.21	(0.48)	(0.27)	(0.11)	(0.10)	(0.21)	5.45	(4.79)		291,793	1.74		1.76		3.56		115
Class R
Six months ended 04/30/23	3.95	0.10	0.35	0.45	(0.08)	–	(0.08)	4.32	11.28		41,759	1.27	(f)	1.41	(f)	4.78	(f)	41
Year ended 10/31/22	5.06	0.14	(1.12)	(0.98)	–	(0.13)	(0.13)	3.95	(19.59)		40,962	1.41	(g)	1.43	(g)	2.96	(g)	90
Year ended 10/31/21	5.39	0.14	(0.34)	(0.20)	–	(0.13)	(0.13)	5.06	(3.80)		60,913	1.26		1.32		2.48		197
Year ended 10/31/20	5.51	0.15	(0.10)	0.05	(0.10)	(0.07)	(0.17)	5.39	1.09		79,763	1.25		1.29		2.92		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.59		99,080	1.27	(f)	1.29	(f)	4.34	(f)	7
Year ended 09/30/19	5.45	0.27	(0.06)	0.21	–	(0.27)	(0.27)	5.39	3.88		98,380	1.24		1.27		4.90		105
Year ended 09/30/18	5.93	0.24	(0.49)	(0.25)	(0.12)	(0.11)	(0.23)	5.45	(4.47)		117,668	1.23		1.25		4.06		115
Class Y
Six months ended 04/30/23	3.96	0.11	0.35	0.46	(0.09)	–	(0.09)	4.33	11.53		487,779	0.77	(f)	0.91	(f)	5.28	(f)	41
Year ended 10/31/22	5.08	0.16	(1.12)	(0.96)	–	(0.16)	(0.16)	3.96	(19.28)		497,025	0.91	(g)	0.93	(g)	3.46	(g)	90
Year ended 10/31/21	5.40	0.16	(0.32)	(0.16)	–	(0.16)	(0.16)	5.08	(3.11)		936,624	0.76		0.82		2.98		197
Year ended 10/31/20	5.53	0.18	(0.11)	0.07	(0.12)	(0.08)	(0.20)	5.40	1.41		1,105,508	0.75		0.79		3.42		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62		1,623,640	0.77	(f)	0.79	(f)	4.84	(f)	7
Year ended 09/30/19	5.47	0.29	(0.05)	0.24	–	(0.30)	(0.30)	5.41	4.40		1,611,797	0.74		0.77		5.39		105
Year ended 09/30/18	5.95	0.26	(0.48)	(0.22)	(0.14)	(0.12)	(0.26)	5.47	(3.80)		2,597,821	0.74		0.76		4.56		115
Class R5
Six months ended 04/30/23	3.96	0.11	0.36	0.47	(0.09)	–	(0.09)	4.34	11.79		1,164	0.77	(f)	0.81	(f)	5.28	(f)	41
Year ended 10/31/22	5.08	0.15	(1.11)	(0.96)	–	(0.16)	(0.16)	3.96	(19.23)		964	0.84	(g)	0.84	(g)	3.53	(g)	90
Year ended 10/31/21	5.41	0.16	(0.32)	(0.16)	–	(0.17)	(0.17)	5.08	(3.16)		70	0.64		0.64		3.10		197
Year ended 10/31/20	5.53	0.19	(0.11)	0.08	(0.12)	(0.08)	(0.20)	5.41	1.71		10	0.61		0.62		3.56		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62		10	0.68	(f)	0.68	(f)	4.93	(f)	7
Period ended 09/30/19(h)	5.41	0.11	(0.01)	0.10	–	(0.10)	(0.10)	5.41	1.74		10	0.65	(f)	0.67	(f)	5.48	(f)	105
Class R6
Six months ended 04/30/23	3.95	0.11	0.36	0.47	(0.09)	–	(0.09)	4.33	11.84		375,474	0.73	(f)	0.74	(f)	5.32	(f)	41
Year ended 10/31/22	5.07	0.17	(1.13)	(0.96)	–	(0.16)	(0.16)	3.95	(19.25)		284,792	0.78	(g)	0.78	(g)	3.59	(g)	90
Year ended 10/31/21	5.40	0.17	(0.33)	(0.16)	–	(0.17)	(0.17)	5.07	(3.17)		469,683	0.64		0.65		3.10		197
Year ended 10/31/20	5.52	0.19	(0.10)	0.09	(0.13)	(0.08)	(0.21)	5.40	1.75		574,695	0.61		0.62		3.56		162
One month ended 10/31/19	5.40	0.02	0.12	0.14	–	(0.02)	(0.02)	5.52	2.64		878,616	0.60	(f)	0.62	(f)	5.01	(f)	7
Year ended 09/30/19	5.46	0.30	(0.06)	0.24	–	(0.30)	(0.30)	5.40	4.55		857,498	0.60		0.62		5.53		105
Year ended 09/30/18	5.94	0.27	(0.48)	(0.21)	(0.14)	(0.13)	(0.27)	5.46	(3.83)		1,404,290	0.58		0.60		4.71		115

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.01%, 0.01% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018 respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended April 30, 2023.
(f)	Annualized.
(g)	Ratios include interest, facilities and maintenance fees of 0.15% for the year ended October 31, 2022. (h) Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco International Bond Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Susbsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

26	Invesco International Bond Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed

27	Invesco International Bond Fund

(i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such

28	Invesco International Bond Fund

option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s

29	Invesco International Bond Fund

maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

S.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

U.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

30	Invesco International Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Next $10 billion	0.480%

Over $15 billion	0.450%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.62%.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

    Effective March 1, 2023, through at least February 29, 2024, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.79%, and 0.79%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2023, the Adviser had contractually agreed, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.76%, and 0.76%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the six months ended April 30, 2023, the Adviser waived advisory fees of $37,812 and reimbursed class level expenses of $288,789, $11,668, $27,826, $324,392, $164 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $8,558 in front-end sales commissions from the sale of Class A shares and $194 and $(699) from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

31	Invesco International Bond Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$805,793,843	$–	$805,793,843

U.S. Dollar Denominated Bonds & Notes	–	190,472,783	–	190,472,783

Asset-Backed Securities	–	104,578,432	13,871,577	118,450,009

U.S. Treasury Securities	–	54,151,616	–	54,151,616

Common Stocks & Other Equity Interests	28,744,784	–	–	28,744,784

Preferred Stocks	–	7,795,130	–	7,795,130

Money Market Funds	43,068,442	9,182,119	–	52,250,561

Options Purchased	–	36,576,599	–	36,576,599

Total Investments in Securities	71,813,226	1,208,550,522	13,871,577	1,294,235,325

Other Investments - Assets*

Futures Contracts	1,292,720	–	–	1,292,720

Forward Foreign Currency Contracts	–	44,472,012	–	44,472,012

Swap Agreements	–	19,833,730	–	19,833,730

	1,292,720	64,305,742	–	65,598,462

Other Investments - Liabilities*

Futures Contracts	(1,327,272)	–	–	(1,327,272)

Forward Foreign Currency Contracts	–	(59,562,238)	–	(59,562,238)

Options Written	–	(75,514,022)	–	(75,514,022)

Swap Agreements	–	(13,535,855)	–	(13,535,855)

	(1,327,272)	(148,612,115)	–	(149,939,387)

Total Other Investments	(34,552)	(84,306,373)	–	(84,340,925)

Total Investments	$71,778,674	$1,124,244,149	$13,871,577	$1,209,894,400

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

32	Invesco International Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$–	$1,292,720	$1,292,720

Unrealized appreciation on swap agreements – Centrally Cleared(a)	–	–	19,087,489	19,087,489

Unrealized appreciation on forward foreign currency contracts outstanding	–	44,472,012	–	44,472,012

Unrealized appreciation on swap agreements – OTC	746,241	–	–	746,241

Options purchased, at value – OTC(b)	–	20,405,331	16,171,268	36,576,599

Total Derivative Assets	746,241	64,877,343	36,551,477	102,175,061

Derivatives not subject to master netting agreements	–	–	(20,380,209)	(20,380,209)

Total Derivative Assets subject to master netting agreements	$746,241	$64,877,343	$16,171,268	$81,794,852

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$–	$(1,327,272)	$(1,327,272)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(208,669)	–	(13,213,938)	(13,422,607)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(59,562,238)	–	(59,562,238)

Unrealized depreciation on swap agreements – OTC	(113,248)	–	–	(113,248)

Options written, at value – OTC	(613,018)	(14,983,923)	(59,917,081)	(75,514,022)

Total Derivative Liabilities	(934,935)	(74,546,161)	(74,458,291)	(149,939,387)

Derivatives not subject to master netting agreements	208,669	–	14,541,210	14,749,879

Total Derivative Liabilities subject to master netting agreements	$(726,266)	$(74,546,161)	$(59,917,081)	$(135,189,508)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$1,998,372	$3,468,164	$–	$5,466,536	$(4,553,446)	$(9,721,110)	$–	$(14,274,556)	$(8,808,020)	$–	$8,790,000	$(18,020)

Barclays Bank PLC	–	–	–	–	(115,048)	(1,064,443)	–	(1,179,491)	(1,179,491)	–	1,179,491	–

BNP Paribas S.A.	208,450	–	–	208,450	(1,378,506)	–	–	(1,378,506)	(1,170,056)	–	1,170,056	–

Citibank, N.A.	3,174,083	–	15,046	3,189,129	(1,134,545)	–	(28,241)	(1,162,786)	2,026,343	–	(1,880,000)	146,343

Deutsche Bank AG	5,664,012	–	–	5,664,012	(4,032,153)	–	–	(4,032,153)	1,631,859	–	(1,631,859)	–

Goldman Sachs

International	5,676,981	11,340,885	63,666	17,081,532	(13,706,622)	(9,917,806)	–	(23,624,428)	(6,542,896)	–	6,542,896	–

HSBC Bank USA	1,236,717	–	–	1,236,717	(1,050,867)	–	–	(1,050,867)	185,850	(185,850)	–	–

J.P. Morgan Chase Bank, N.A.	5,651,096	8,179,389	763,027	14,593,512	(12,883,985)	(21,991,121)	(100,923)	(34,976,029)	(20,382,517)	–	18,949,000	(1,433,517)

Morgan Stanley and Co. International PLC	20,472,468	13,464,153	–	33,936,621	(19,259,390)	(32,819,542)	–	(52,078,932)	(18,142,311)	–	–	(18,142,311)

Royal Bank of Canada	83,681	–	–	83,681	(1,202,876)	–	–	(1,202,876)	(1,119,195)	–	400,000	(719,195)

Standard Chartered Bank PLC	306,152	124,008	–	430,160	(10,908)	–	–	(10,908)	419,252	–	(250,000)	169,252

UBS AG	–	–	–	–	(233,892)	–	–	(233,892)	(233,892)	–	–	(233,892)

Total	$44,472,012	$36,576,599	$841,739	$81,890,350	$(59,562,238)	$(75,514,022)	$(129,164)	$(135,205,424)	$(53,315,074)	$(185,850)	$33,269,584	$(20,231,340)

33	Invesco International Bond Fund

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):

Forward foreign currency contracts	$-	$7,260,693	$-	$7,260,693

Futures contracts	-	-	7,648,591	7,648,591

Options purchased(a)	-	11,294,353	21,059,588	32,353,941

Options written	-	11,438,513	6,855,515	18,294,028

Swap agreements	(2,902,039)	-	(9,238,159)	(12,140,198)

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	(10,570,191)	-	(10,570,191)

Futures contracts	-	-	(4,703,097)	(4,703,097)

Options purchased(a)	(944,391)	(4,892,315)	(39,070,840)	(44,907,546)

Options written	709,114	4,881,616	10,262,361	15,853,091

Swap agreements	3,495,890	-	11,972,224	15,468,114

Total	$358,574	$19,412,669	$4,786,183	$24,557,426

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$4,723,333,171	$414,038,012	$560,543,389	$1,165,566,789	$3,152,510,127	$1,097,559,088	$2,459,643,389

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,603.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2022, as follows:

	Capital Loss Carryforward*
Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$198,541,915	$37,502,202	$236,044,117

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

34	Invesco International Bond Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $415,418,501 and $445,219,840, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$128,355,821

Aggregate unrealized (depreciation) of investments	(264,299,660)

Net unrealized appreciation (depreciation) of investments	$(135,943,839)

    Cost of investments for tax purposes is $1,345,175,819.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2023(a)		October 31, 2022
	Shares	Amount	Shares	Amount

Sold:

Class A	2,557,332	$10,991,436	6,791,760	$31,312,761

Class C	219,714	940,499	482,560	2,196,516

Class R	497,579	2,131,191	1,266,442	5,839,373

Class Y	14,636,669	63,086,658	39,767,405	189,983,572

Class R5	32,402	141,550	248,165	1,156,653

Class R6	24,111,916	102,068,286	11,857,360	54,706,960

Issued as reinvestment of dividends:

Class A	1,661,022	7,188,185	3,281,576	14,668,894

Class C	53,659	231,312	103,470	459,930

Class R	172,600	744,645	323,717	1,439,296

Class Y	1,715,176	7,419,043	3,842,890	17,291,282

Class R5	4,979	21,597	5,409	22,693

Class R6	1,384,048	5,979,977	2,593,720	11,614,884

Automatic conversion of Class C shares to Class A shares:

Class A	228,786	987,881	656,099	3,019,260

Class C	(229,545)	(987,881)	(658,721)	(3,019,260)

Reacquired:

Class A	(14,118,573)	(60,267,112)	(33,153,319)	(151,713,493)

Class C	(507,910)	(2,162,650)	(1,512,565)	(7,027,755)

Class R	(1,391,551)	(5,993,140)	(3,239,823)	(14,963,047)

Class Y	(29,458,440)	(125,468,517)	(102,430,021)	(473,516,487)

Class R5	(12,768)	(55,408)	(23,998)	(101,308)

Class R6	(10,845,588)	(46,676,203)	(35,016,427)	(162,533,138)

Net increase (decrease) in share activity	(9,288,493)	$(39,678,651)	(104,814,301)	$(479,162,414)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

35	Invesco International Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,114.00	$5.29	$1,019.79	$5.06	1.01%
Class C	1,000.00	1,110.40	9.26	1,016.02	8.85	1.77
Class R	1,000.00	1,110.30	6.65	1,018.50	6.36	1.27
Class Y	1,000.00	1,115.50	4.04	1,020.98	3.86	0.77
Class R5	1,000.00	1,115.30	4.04	1,020.98	3.86	0.77
Class R6	1,000.00	1,115.80	3.83	1,021.17	3.66	0.73

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

36	Invesco International Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-IBD-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Macro Allocation Strategy Fund

Nasdaq:

A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

2	Fund Performance
4	Liquidity Risk Management Program
5	Consolidated Schedule of Investments
13	Consolidated Financial Statements
16	Consolidated Financial Highlights
17	Notes to Consolidated Financial Statements
26	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.19%
Class C Shares	-1.48
Class R Shares	-1.20
Class Y Shares	-0.92
Class R5 Shares	-1.05
Class R6 Shares	-0.92
Bloomberg 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	2.19
Lipper Absolute Return Funds Index∎ (Peer Group Index)	3.76

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg 3-Month Treasury Bellwether Index measures the performance of treasury bills with maturities of less than three months.

  The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
10 Years	0.48%
5 Years	-2.65
1 Year	-10.35

Class C Shares
10 Years	0.43%
5 Years	-2.29
1 Year	-6.73

Class R Shares
10 Years	0.83%
5 Years	-1.78
1 Year	-5.23

Class Y Shares
Inception (9/26/12)	1.87%
10 Years	1.32
5 Years	-1.31
1 Year	-4.80

Class R5 Shares
10 Years	1.32%
5 Years	-1.31
1 Year	-4.92

Class R6 Shares
10 Years	1.31%
5 Years	-1.31
1 Year	-4.80

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A, Class C and Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value, restated to reflect the higher
12b-1 fees applicable to Class A, Class C and Class R shares.

    Class R5 shares and Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Macro Allocation Strategy Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

April 30, 2023

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–31.89%
U.S. Treasury Bills–6.92%
U.S. Treasury Bills(a)	4.62%	05/25/2023	$9,200	$ 9,172,302
U.S. Treasury Bills(a)	4.58%	06/08/2023	1,480	1,472,915
				10,645,217

U.S. Treasury Floating Rate Notes–24.97%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	5.17%	01/31/2024	19,200	19,203,839
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	5.11%	04/30/2024	19,250	19,236,566
				38,440,405
Total U.S. Treasury Securities (Cost $49,095,215)				49,085,622

			Shares
Exchange-Traded Funds–4.21%
Invesco Treasury Collateral ETF ($6,489,480)			61,500	6,486,405

Money Market Funds–50.16%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(d)			32,322,073	32,322,073
Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(c)(d)			13,142,648	13,146,591
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 4.93%(c)(d)			10,976,464	10,976,464
Invesco Treasury Portfolio, Institutional Class, 4.77%(c)(d)			20,781,797	20,781,797
Total Money Market Funds (Cost $77,222,353)				77,226,925

Options Purchased–0.54%
(Cost $1,987,261)(e)				827,640
TOTAL INVESTMENTS IN SECURITIES–86.80% (Cost $134,794,309)				133,626,592
OTHER ASSETS LESS LIABILITIES–13.20%				20,320,057
NET ASSETS–100.00%				$153,946,649

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco Treasury Collateral ETF	$-	$6,489,480	$-	$(3,075)	$-	$6,486,405	$85,326
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	28,357,639	31,850,916	(27,886,482)	-	-	32,322,073	690,785
Invesco Liquid Assets Portfolio, Institutional Class	9,056,334	22,750,654	(18,661,773)	1,320	56	13,146,591	287,544
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Agency Class	-	34,448,634	(23,472,170)	-	-	10,976,464	146,499
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	10,138,306	9,133,806	(19,272,112)	-	-	-	89,598
Invesco Treasury Portfolio, Institutional Class	14,239,588	36,401,046	(29,858,837)	-	-	20,781,797	438,556

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5	Invesco Macro Allocation Strategy Fund

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$12,359,773	$(12,359,773)	$ -	$ -	$-	$ 3,591*
Invesco Private Prime Fund	-	31,445,067	(31,444,435)	-	(632)	-	10,137*
Total	$61,791,867	$184,879,376	$(162,955,582)	$(1,755)	$(576)	$83,713,330	$1,752,036

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(e)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased(a)

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Put	09/15/2023	6	USD 3,900.00	USD 2,340,000	$ 49,530
S&P 500 Index	Put	10/20/2023	6	USD 3,625.00	USD 2,175,000	35,970
S&P 500 Index	Put	08/18/2023	6	USD 4,075.00	USD 2,445,000	60,630
S&P 500 Index	Put	12/15/2023	6	USD 4,100.00	USD 2,460,000	104,880
S&P 500 Index	Put	01/19/2024	6	USD 3,900.00	USD 2,340,000	83,160
S&P 500 Index	Put	04/19/2024	6	USD 4,150.00	USD 2,490,000	142,470
S&P 500 Index	Put	06/16/2023	6	USD 4,025.00	USD 2,415,000	25,020
S&P 500 Index	Put	07/21/2023	6	USD 3,750.00	USD 2,250,000	18,480
S&P 500 Index	Put	05/19/2023	6	USD 4,050.00	USD 2,430,000	11,250
S&P 500 Index	Put	11/17/2023	6	USD 3,875.00	USD 2,325,000	65,820
S&P 500 Index	Put	02/16/2024	6	USD 4,100.00	USD 2,460,000	119,580
S&P 500 Index	Put	03/15/2024	6	USD 4,000.00	USD 2,400,000	110,850
Total Index Options Purchased						$827,640

(a)	Open Exchange-Traded Index Options Purchased collateralized by $4,095,000 cash held with Morgan Stanley & Co.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	40	September-2023	$3,141,200	$(155,303)	$(155,303)

Cocoa	18	July-2023	528,660	15,654	15,654

Gasoline Reformulated Blendstock Oxygenate Blending	49	May-2023	5,206,946	(404,470)	(404,470)

Low Sulphur Gas Oil	57	June-2023	3,958,650	49,158	49,158

New York Harbor Ultra-Low Sulfur Diesel	35	May-2023	3,494,337	(409,592)	(409,592)

Soybean	37	July-2023	2,625,612	(74,054)	(74,054)

Soybean Meal	73	July-2023	3,156,520	(140,512)	(140,512)

Soybean Oil	4	July-2023	124,008	(20,436)	(20,436)

Sugar No. 11	99	February-2024	2,834,093	685,680	685,680

WTI Crude	27	October-2023	2,014,470	(87,173)	(87,173)

Subtotal				(541,048)	(541,048)

Equity Risk

EURO STOXX 50 Index	202	June-2023	9,615,624	430,758	430,758

FTSE 100 Index	122	June-2023	12,055,063	403,921	403,921

Tokyo Stock Price Index	139	June-2023	20,996,147	404,722	404,722

Subtotal				1,239,401	1,239,401

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)–(continued)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Australia 10 Year Bonds	318	June-2023	$25,767,299	$(53,687)	$(53,687)

Canada 10 Year Bonds	102	June-2023	9,491,944	(46,470)	(46,470)

Euro-Bund	9	June-2023	1,344,363	44,338	44,338

Japan 10 Year Bonds	31	June-2023	33,811,149	339,014	339,014

U.S. Treasury Long Bonds	1	June-2023	131,656	7,346	7,346

Subtotal				290,541	290,541

Subtotal–Long Futures Contracts				988,894	988,894

Short Futures Contracts

Commodity Risk

Coffee ’C’	25	July-2023	(1,743,281)	(103,291)	(103,291)

Corn	42	July-2023	(1,228,500)	108,836	108,836

Cotton No. 2	24	December-2023	(973,200)	25,178	25,178

Gold 100 Oz.	52	June-2023	(10,395,320)	(46,725)	(46,725)

Kansas City Wheat	43	July-2023	(1,668,938)	71,445	71,445

Lean Hogs	192	December-2023	(6,151,680)	149,274	149,274

Live Cattle	9	December-2023	(618,390)	(11,567)	(11,567)

LME Nickel	23	June-2023	(3,343,602)	(40,679)	(40,679)

Natural Gas	39	November-2023	(1,422,330)	(25,742)	(25,742)

Silver	42	July-2023	(5,297,460)	58,833	58,833

Wheat	142	July-2023	(4,499,625)	750,670	750,670

Subtotal				936,232	936,232

Equity Risk

E-Mini Russell 2000 Index	41	June-2023	(3,638,340)	98,399	98,399

E-Mini S&P 500 Index	83	June-2023	(17,382,275)	(620,659)	(620,659)

MSCI EAFE Index	133	June-2023	(14,294,840)	(656,592)	(656,592)

MSCI Emerging Markets Index	196	June-2023	(9,645,160)	(183,491)	(183,491)

S&P/TSX 60 Index	39	June-2023	(7,187,733)	(165,649)	(165,649)

Subtotal				(1,527,992)	(1,527,992)

Subtotal–Short Futures Contracts				(591,760)	(591,760)

Total Futures Contracts				$397,134	$397,134

(a)	Futures contracts collateralized by $14,541,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1756 Excess Return Index	0.42%	Monthly	84,400	March–2024	USD 18,202,075	$–	$133,849	$133,849

Macquarie Bank Ltd.	Receive	Macquarie F6 Carry Alpha Index	0.32	Monthly	175,720	April–2024	USD 51,171,368	–	64,841	64,841

Subtotal – Appreciation								–	198,690	198,690

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27%	Monthly	24,600	February–2024	USD 2,652,817	$–	$(70,191)	$(70,191)

Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Aluminium type A Excess Return Index	0.14	Monthly	71,800	March–2024	USD 4,339,305	–	(37,637)	(37,637)

Subtotal – Depreciation								–	(107,828)	(107,828)

Total – Total Return Swap Agreements								$–	$90,862	$90,862

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $280,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Bank of America N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.590%	Monthly	60	July–2023	USD	113,051	$–	$431	$431

BNP Paribas S.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.270%	Monthly	70	May–2023	USD	441,372	–	2,208	2,208

BNP Paribas S.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.370%	Monthly	65	May–2023	USD	409,845	–	2,050	2,050

BNP Paribas S.A.	Receive	Invesco US Large Cap Broad Quality Total Return Index	SOFR + 0.370%	Monthly	52	May–2023	USD	495,030	–	9,375	9,375

BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Index	SOFR - 0.300%	Monthly	20	May–2023	USD	41,122	–	570	570

Citibank, N.A.	Receive	MSCI EAFE Minimum Volatility Index	SOFR - 0.340%	Monthly	2,310	May–2023	USD	4,749,591	–	65,835	65,835

Citibank, N.A.	Receive	MSCI EAFE Momentum Index	SOFR - 0.390%	Monthly	730	May–2023	USD	4,729,283	–	31,881	31,881

Citibank, N.A.	Receive	MSCI EAFE Momentum Index	SOFR + 0.300%	Monthly	10	May–2023	USD	64,785	–	437	437

Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.620%	Monthly	300	August–2023	USD	565,254	–	2,154	2,154

Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.620%	Monthly	190	May–2023	USD	357,994	–	1,364	1,364

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.560%	Monthly	20	May–2023	USD	129,336	–	112	112

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	552	August–2023	USD	3,569,668	–	3,100	3,100

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	368	August–2023	USD	2,379,779	–	2,067	2,067

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	90	July-2023	USD 582,011	$–	$505	$505

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Index	SOFR + 0.630%	Monthly	60	September-2023	USD 388,007	–	337	337

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.380%	Monthly	620	May-2023	USD 3,909,292	–	19,557	19,557

J.P. Morgan Chase Bank, N.A.	Receive	Invesco US Large Cap Broad Quality Total Return Index	SOFR + 0.380%	Monthly	445	May-2023	USD 4,236,311	–	80,229	80,229

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.630%	Monthly	2,737	August-2023	USD 5,157,001	–	19,652	19,652

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.630%	Monthly	483	August-2023	USD 910,059	–	3,468	3,468

Subtotal – Appreciation								–	245,332	245,332
Equity Risk

BNP Paribas S.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.270%	Monthly	55	May-2023	USD 405,276	–	(4,253)	(4,253)

BNP Paribas S.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.370%	Monthly	75	May-2023	USD 552,649	–	(5,799)	(5,799)

Citibank, N.A.	Receive	MSCI EAFE Quality Index	SOFR –0.420%	Monthly	75	May-2023	USD 357,097	–	(79)	(79)

Citibank, N.A.	Receive	MSCI EAFE Quality Index	SOFR –0.420%	Monthly	920	May-2023	USD 4,380,387	–	(968)	(968)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.360%	Monthly	40	May-2023	USD 294,746	–	(3,093)	(3,093)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.360%	Monthly	475	May-2023	USD 3,500,109	–	(36,727)	(36,727)
Subtotal – Depreciation								–	(50,919)	(50,919)
Total – Total Return Swap Agreements								$–	$194,413	$194,413

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $280,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Macro Allocation Strategy Fund

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1756 Excess Return Index

Long Futures Contracts
Aluminum	4.23%
Brent Crude	7.80
Cocoa	0.00
Coffee	3.42
Corn	5.34
Cotton	1.49
Gas Oil	2.45
Gasoline	2.65
Gold	15.82
Heating Oil	1.85
Kansas Wheat	1.80
Lead	0.91
Lean Hogs	1.86
Live Cattle	3.42
Natural Gas	5.68
Nickel	2.36
Silver	4.85
Soybean Meal	3.34
Soybean Oil	2.74
Soybeans	5.64
Sugar	3.14
US Copper	5.42
Wheat	2.56
WTI Crude	8.52
Zinc	2.71
Total	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Macquarie F6 Carry Alpha Index

Long Futures Contracts
Aluminum	6.20%
Coffee ‘C’	4.00
Copper	7.40
Corn	6.70
Cotton No. 2	2.02
Heating Oil	2.62
KC HRW Wheat	2.37
Lean Hogs	2.97
Live Cattle	4.41
LME Lead	1.21
Low Sulphur Gasoil	3.44
Natural Gas	9.77
Nickel	3.85
RBOB Gasoline	3.16
Soybean Meal	3.88
Soybean Oil	4.07
Soybeans	6.96
Sugar No. 11	3.33
Wheat	3.80
WTI Crude	13.54
Zinc	4.30
Total	100%

Macquarie F6 Carry Alpha Index

Short Futures Contracts
Aluminum	(5.87)%
Coffee ‘C’	(3.93)
Copper	(7.18)
Corn	(7.37)
Cotton No. 2	(1.98)
Heating Oil	(2.81)
KC HRW Wheat	(2.36)
Lean Hogs	(2.40)
Live Castle	(4.42)
LME Lead	(1.17)
Low Sulphur Gasoil	(3.71)
Natural Gas	(8.01)
Nickel	(3.69)
RBOB Gasoline	(3.13)
Soybean Meal	(4.62)
Soybean Oil	(4.05)
Soybeans	(7.61)
Sugar No. 11	(3.66)
Wheat	(3.62)
WTI Crude	(14.17)
Zinc	(4.24)
Total	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper

Excess Return Index 2

Long Futures Contracts

Copper	100%

Macquarie Single Commodity Aluminium type A Excess Return

Index

Long Futures Contracts

Aluminum	100%

Abbreviations:

SOFR –Secured Overnight Financing Rate

USD   –U.S. Dollar

Notional Asset Weights as of April 30, 2023

Asset Class	Notional Asset Weights *
Equities	22.79%
Fixed Income	47.37
Commodities	37.25
Options	18.34
Total	125.75

*	Total Notional Asset Weights greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $51,082,476)	$ 49,913,262

Investments in affiliates, at value (Cost $83,711,833)	83,713,330

Other investments:
Variation margin receivable – non-LME futures contracts	576,345

Unrealized appreciation on swap agreements – OTC	444,022

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	14,541,000

Cash collateral – exchange-traded options contracts	4,095,000

Cash collateral – OTC Derivatives	280,000

Cash	38,064

Foreign currencies, at value (Cost $31)	28

Receivable for:
Fund shares sold	50

Dividends	225,425

Interest	460,128

Investment for trustee deferred compensation and retirement plans	25,097

Other assets	44,601

Total assets	154,356,352

Liabilities:
Other investments:
Swaps payable – OTC	100,336

Unrealized depreciation on LME futures contracts	40,679

Unrealized depreciation on swap agreements–OTC	158,747

Payable for:
Fund shares reacquired	194

Accrued fees to affiliates	39,829

Accrued other operating expenses	42,685

Trustee deferred compensation and retirement plans	27,233

Total liabilities	409,703

Net assets applicable to shares outstanding	$153,946,649

Net assets consist of:
Shares of beneficial interest	$162,811,974

Distributable earnings (loss)	(8,865,325)

$153,946,649

Net Assets:
Class A	$1,357,247

Class C	$145,814

Class R	$135,071

Class Y	$3,450,359

Class R5	$7,174

Class R6	$148,850,984

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	182,114

Class C	19,916

Class R	18,182

Class Y	457,705

Class R5	952

Class R6	19,776,970

Class A:
Net asset value per share	$7.45

Maximum offering price per share
(Net asset value of $7.45 ÷ 94.50%)	$7.88

Class C:
Net asset value and offering price per share	$7.32

Class R:
Net asset value and offering price per share	$7.43

Class Y:
Net asset value and offering price per share	$7.54

Class R5:
Net asset value and offering price per share	$7.54

Class R6:
Net asset value and offering price per share	$7.53

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:
Interest	$1,394,931

Dividends from affiliates (includes net securities lending income of $ 9,119)	1,747,427

Total investment income	3,142,358

Expenses:
Advisory fees	851,031

Administrative services fees	11,047

Custodian fees	16,139

Distribution fees:
Class A	1,680

Class C	922

Class R	319

Transfer agent fees – A, C, R and Y	3,426

Transfer agent fees – R5	2

Transfer agent fees – R6	22,410

Trustees’ and officers’ fees and benefits	6,724

Registration and filing fees	39,474

Reports to shareholders	4,670

Professional services fees	38,750

Other	9,637

Total expenses	1,006,231

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(119,411)

Net expenses	886,820

Net investment income	2,255,538

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,480,619)

Affiliated investment securities	(576)

Foreign currencies	(26,587)

Futures contracts	(8,026,495)

Swap agreements	8,404,736

(1,129,541)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,439,204)

Affiliated investment securities	(1,755)

Foreign currencies	9,952

Futures contracts	(778,363)

Swap agreements	(513,047)

(2,722,417)

Net realized and unrealized gain (loss)	(3,851,958)

Net increase (decrease) in net assets resulting from operations	$(1,596,420)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income (loss)	$2,255,538	$(851,859)

Net realized gain (loss)	(1,129,541)	(21,320,150)

Change in net unrealized appreciation (depreciation)	(2,722,417)	1,267,440

Net increase (decrease) in net assets resulting from operations	(1,596,420)	(20,904,569)

Distributions to shareholders from distributable earnings:
Class A	–	(169,053)

Class C	–	(19,921)

Class R	–	(10,162)

Class Y	–	(529,967)

Class R5	–	(796)

Class R6	–	(22,091,201)

Total distributions from distributable earnings	–	(22,821,100)

Share transactions–net:
Class A	(37,610)	(225,349)

Class C	(47,715)	(122,716)

Class R	9,862	(1,478)

Class Y	(773,326)	(619,490)

Class R6	275,704	(51,010,922)

Net increase (decrease) in net assets resulting from share transactions	(573,085)	(51,979,955)

Net increase (decrease) in net assets	(2,169,505)	(95,705,624)

Net assets:
Beginning of period	156,116,154	251,821,778

End of period	$153,946,649	$156,116,154

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$7.54	$ 0.10	$(0.19)	$(0.09)	$ –	$ –	$ –	$7.45	(1.19)%	$ 1,357	1.40	%(d)	1.63	%(d)	2.66	%(d)	18%
Year ended 10/31/22	9.16	(0.05)	(0.76)	(0.81)	(0.49)	(0.32)	(0.81)	7.54	(9.88)	1,411	1.41		1.58		(0.67)		104
Year ended 10/31/21	8.18	(0.12)	1.10	0.98	–	–	–	9.16	11.98	1,982	1.42		1.62		(1.36)		86
Year ended 10/31/20	9.47	(0.06)	(0.56)	(0.62)	(0.67)	–	(0.67)	8.18	(7.02)	2,111	1.38		1.85		(0.75)		120
Year ended 10/31/19	8.81	0.08	0.60	0.68	(0.02)	–	(0.02)	9.47	7.67	4,982	1.37	(e)	2.12	(e)	0.87	(e)	0
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	–	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36		2.12		0.29		94
Class C
Six months ended 04/30/23	7.43	0.07	(0.18)	(0.11)	–	–	–	7.32	(1.48)	146	2.15	(d)	2.38	(d)	1.91	(d)	18
Year ended 10/31/22	8.98	(0.11)	(0.77)	(0.88)	(0.35)	(0.32)	(0.67)	7.43	(10.66)	197	2.16		2.33		(1.42)		104
Year ended 10/31/21	8.08	(0.19)	1.09	0.90	–	–	–	8.98	11.14	364	2.17		2.37		(2.11)		86
Year ended 10/31/20	9.30	(0.13)	(0.54)	(0.67)	(0.55)	–	(0.55)	8.08	(7.61)	828	2.13		2.60		(1.50)		120
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	–	(0.00)	9.30	6.82	3,329	2.12	(e)	2.87	(e)	0.12	(e)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	–	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11		2.87		(0.46)		94
Class R
Six months ended 04/30/23	7.52	0.09	(0.18)	(0.09)	–	–	–	7.43	(1.20)	135	1.65	(d)	1.88	(d)	2.41	(d)	18
Year ended 10/31/22	9.12	(0.07)	(0.76)	(0.83)	(0.45)	(0.32)	(0.77)	7.52	(10.11)	127	1.66		1.83		(0.92)		104
Year ended 10/31/21	8.17	(0.15)	1.10	0.95	–	–	–	9.12	11.63	151	1.67		1.87		(1.61)		86
Year ended 10/31/20	9.44	(0.08)	(0.56)	(0.64)	(0.63)	–	(0.63)	8.17	(7.22)	98	1.63		2.10		(1.00)		120
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	–	(0.01)	9.44	7.41	128	1.62	(e)	2.37	(e)	0.62	(e)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	–	(0.42)	(0.42)	8.80	(4.24)	100	1.61		2.37		0.04		94
Class Y
Six months ended 04/30/23	7.61	0.11	(0.18)	(0.07)	–	–	–	7.54	(0.92)	3,450	1.15	(d)	1.38	(d)	2.91	(d)	18
Year ended 10/31/22	9.25	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.61	(9.70)	4,275	1.16		1.33		(0.42)		104
Year ended 10/31/21	8.25	(0.10)	1.10	1.00	–	–	–	9.25	12.12	5,934	1.17		1.37		(1.11)		86
Year ended 10/31/20	9.54	(0.04)	(0.55)	(0.59)	(0.70)	–	(0.70)	8.25	(6.66)	10,377	1.13		1.60		(0.50)		120
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	–	(0.03)	9.54	7.88	17,768	1.12	(e)	1.87	(e)	1.12	(e)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11		1.87		0.54		94
Class R5
Six months ended 04/30/23	7.62	0.11	(0.19)	(0.08)	–	–	–	7.54	(1.05)	7	1.15	(d)	1.29	(d)	2.91	(d)	18
Year ended 10/31/22	9.26	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.62	(9.69)	7	1.16		1.27		(0.42)		104
Year ended 10/31/21	8.26	(0.10)	1.10	1.00	–	–	–	9.26	12.11	9	1.17		1.22		(1.11)		86
Year ended 10/31/20	9.54	(0.04)	(0.54)	(0.58)	(0.70)	–	(0.70)	8.26	(6.55)	8	1.13		1.58		(0.50)		120
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	–	(0.03)	9.54	7.76	9	1.12	(e)	1.83	(e)	1.12	(e)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.88	(3.79)	8	1.11		1.82		0.54		94
Class R6
Six months ended 04/30/23	7.60	0.11	(0.18)	(0.07)	–	–	–	7.53	(0.92)	148,851	1.15	(d)	1.29	(d)	2.91	(d)	18
Year ended 10/31/22	9.24	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.60	(9.72)	150,099	1.16		1.27		(0.42)		104
Year ended 10/31/21	8.23	(0.10)	1.11	1.01	–	–	–	9.24	12.27	243,382	1.17		1.22		(1.11)		86
Year ended 10/31/20	9.53	(0.04)	(0.56)	(0.60)	(0.70)	–	(0.70)	8.23	(6.77)	169,884	1.13		1.58		(0.50)		120
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	–	(0.03)	9.53	7.89	244	1.12	(e)	1.83	(e)	1.12	(e)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.86	(3.80)	440	1.11		1.82		0.54		94

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% for the year ended October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

17	Invesco Macro Allocation Strategy Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

18	Invesco Macro Allocation Strategy Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, the Fund paid the Adviser $964 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Consolidated Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

19	Invesco Macro Allocation Strategy Fund

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

S.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

20	Invesco Macro Allocation Strategy Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	1.100%

Next $250 million	1.080%

Next $500 million	1.050%

Next $1.5 billion	1.030%

Next $2.5 billion	1.000%

Next $2.5 billion	0.980%

Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $93,446 and reimbursed class level expenses of $826, $113, $79, $2,408, $1 and $22,411 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $118 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

21	Invesco Macro Allocation Strategy Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$49,085,622	$–	$49,085,622

Exchange-Traded Funds	6,486,405	–	–	6,486,405

Money Market Funds	77,226,925	–	–	77,226,925

Options Purchased	827,640	–	–	827,640

Total Investments in Securities	84,540,970	49,085,622	–	133,626,592

Other Investments - Assets*

Futures Contracts	3,643,226	–	–	3,643,226

Swap Agreements	–	444,022	–	444,022

	3,643,226	444,022	–	4,087,248

Other Investments - Liabilities*

Futures Contracts	(3,246,092)	–	–	(3,246,092)

Swap Agreements	–	(158,747)	–	(158,747)

	(3,246,092)	(158,747)	–	(3,404,839)

Total Other Investments	397,134	285,275	–	682,409

Total Investments	$84,938,104	$49,370,897	$–	$134,309,001

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$1,914,728	$1,337,800	$390,698	$3,643,226

Unrealized appreciation on swap agreements – OTC	198,690	245,332	–	444,022

Options purchased, at value – Exchange-Traded(b)	–	827,640	–	827,640

Total Derivative Assets	2,113,418	2,410,772	390,698	4,914,888

Derivatives not subject to master netting agreements	(1,914,728)	(2,165,440)	(390,698)	(4,470,866)

Total Derivative Assets subject to master netting agreements	$198,690	$245,332	$–	$444,022

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(1,519,544)	$(1,626,391)	$(100,157)	$(3,246,092)

Unrealized depreciation on swap agreements – OTC	(107,828)	(50,919)	–	(158,747)

Total Derivative Liabilities	(1,627,372)	(1,677,310)	(100,157)	(3,404,839)

Derivatives not subject to master netting agreements	1,519,544	1,626,391	100,157	3,246,092

Total Derivative Liabilities subject to master netting agreements	$(107,828)	$(50,919)	$–	$(158,747)

22	Invesco Macro Allocation Strategy Fund

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund
Bank of America N.A.	$ 431	$ (305)	$ 126	$ –	$–	$ 126

BNP Paribas S.A.	14,203	(15,051)	(848)	–	–	(848)

Citibank, N.A.	101,671	(28,096)	73,575	(73,575)	–	–

J.P. Morgan Chase Bank, N.A.	129,026	(101,164)	27,862	–	–	27,862

Subtotal - Fund	245,331	(144,616)	100,715	(73,575)	–	27,140

Subsidiary
Barclays Bank PLC	133,850	(2,973)	130,877	–	–	130,877

Canadian Imperial Bank of Commerce	–	(70,589)	(70,589)	–	–	(70,589)

Macquarie Bank Ltd	64,841	(40,905)	23,936	–	–	23,936

Subtotal - Subsidiary	198,691	(114,467)	84,224	–	–	84,224

Total	$444,022	$(259,083)	$184,939	$(73,575)	$–	$111,364

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(5,377,550)	$(1,081,801)	$(1,567,144)	$(8,026,495)

Options purchased(a)	-	(1,459,520)	-	(1,459,520)

Swap agreements	3,363,812	5,040,924	-	8,404,736

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(474,933)	(2,087,863)	1,784,433	(778,363)

Options purchased(a)	-	(1,490,323)	-	(1,490,323)

Swap agreements	325,988	(839,035)	-	(513,047)

Total	$(2,162,683)	$(1,917,618)	$217,289	$(3,863,012)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Purchased	Swap Agreements

Average notional value	$151,566,867	$40,389,167	$110,466,684

Average contracts	–	100	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $127.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

23	Invesco Macro Allocation Strategy Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$4,930,273	$1,432,485	$6,362,758

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $7,970,663 and $3,161,998, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,095,659

Aggregate unrealized (depreciation) of investments	(7,713,914)

Net unrealized appreciation (depreciation) of investments	$(3,618,255)

Cost of investments for tax purposes is $137,927,256.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	8,502	$63,372	37,914	$298,375

Class C	209	1,544	4,285	33,815

Class R	1,332	9,862	4,722	37,670

Class Y	8,179	61,298	20,824	167,103

Class R6	1,752,205	13,095,256	297,557	2,446,746

Issued as reinvestment of dividends:
Class A	-	-	16,258	138,513

Class C	-	-	2,045	17,284

Class R	-	-	1,107	9,432

Class Y	-	-	56,522	484,963

Class R6	-	-	2,577,644	22,090,405

Automatic conversion of Class C shares to Class A shares:
Class A	2,676	19,814	7,936	65,455

Class C	(2,723)	(19,814)	(8,047)	(65,455)

24	Invesco Macro Allocation Strategy Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(16,240)	$(120,796)	(91,257)	$(727,692)

Class C	(4,030)	(29,445)	(12,373)	(108,360)

Class R	-	-	(5,484)	(48,580)

Class Y	(111,936)	(834,624)	(157,159)	(1,271,556)

Class R6	(1,717,383)	(12,819,552)	(9,470,381)	(75,548,073)

Net increase (decrease) in share activity	(79,209)	$(573,085)	(6,717,887)	$(51,979,955)

(a)	92% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$988.10	$6.90	$1,017.85	$7.00	1.40%
Class C	1,000.00	985.20	10.58	1,014.13	10.74	2.15
Class R	1,000.00	988.00	8.13	1,016.61	8.25	1.65
Class Y	1,000.00	990.80	5.68	1,019.09	5.76	1.15
Class R5	1,000.00	989.50	5.67	1,019.09	5.76	1.15
Class R6	1,000.00	990.80	5.68	1,019.09	5.76	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

26	Invesco Macro Allocation Strategy Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338                     Invesco Distributors, Inc.                                                                                       MAS-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco Multi-Asset Income Fund

Nasdaq:

A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

29	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

42	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.88%
Class C Shares	7.33
Class R Shares	7.73
Class Y Shares	8.00
Class R5 Shares	8.01
Class R6 Shares	8.02
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	6.91
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	9.07
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	6.91

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

  The Custom Invesco Multi-Asset Income Index comprises the following indexes: 60% of the Bloomberg U.S. Aggregate Bond Index and 40% of the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges
Class A Shares
Inception (12/14/11)	2.89%
10 Years	1.59
5 Years	-1.03
1 Year	-7.67
Class C Shares
Inception (12/14/11)	2.85%
10 Years	1.56
5 Years	-0.66
1 Year	-3.94
Class R Shares
Inception (12/14/11)	3.14%
10 Years	1.90
5 Years	-0.16
1 Year	-2.53
Class Y Shares
Inception (12/14/11)	3.65%
10 Years	2.41
5 Years	0.34
1 Year	-2.04
Class R5 Shares
Inception (12/14/11)	3.66%
10 Years	2.41
5 Years	0.35
1 Year	-2.03
Class R6 Shares
Inception (9/24/12)	2.88%
10 Years	2.43
5 Years	0.38
1 Year	-1.99

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Multi-Asset Income Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Multi-Asset Income Fund

Schedule of Investments(a)

April 30, 2023

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–31.29%
Advertising–0.11%

Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)(c)	$700,000	$ 545,321

Belo Corp., 7.25%, 09/15/2027	813,000	770,381

		1,315,702

Aerospace & Defense–0.29%
Boeing Co. (The),

2.75%, 02/01/2026	119,000	112,832

2.25%, 06/15/2026	134,000	123,519

General Dynamics Corp., 3.25%, 04/01/2025	201,000	196,035

Rolls-Royce PLC (United Kingdom),

3.63%, 10/14/2025(b)	870,000	826,500

5.75%, 10/15/2027(b)	984,000	983,055

TransDigm, Inc., 6.25%, 03/15/2026(b)	1,160,000	1,167,299

		3,409,240

Agricultural & Farm Machinery–0.05%

Deere & Co., 2.75%, 04/15/2025	225,000	218,152

Titan International, Inc., 7.00%, 04/30/2028	420,000	375,900

		594,052

Agricultural Products & Services–0.05%

Darling Ingredients, Inc., 5.25%, 04/15/2027(b)	622,000	610,413

Air Freight & Logistics–0.07%

Rand Parent LLC, 8.50%, 02/15/2030(b)(c)	955,000	866,251

Airport Services–0.02%

Promontoria Holding 264 B.V. (Netherlands), 7.88%, 03/01/2027(b)	263,000	266,178

Alternative Carriers–0.07%

Lumen Technologies, Inc., 4.00%, 02/15/2027 (Acquired 02/13/2023; Cost $915,919)(b)(d)	1,157,000	773,917

Aluminum–0.11%

Arconic Corp., 6.00%, 05/15/2025(b)	744,000	741,552

Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)(c)	400,000	317,494

Novelis Corp., 3.25%, 11/15/2026(b)	216,000	197,977

		1,257,023

Apparel Retail–0.08%

Gap, Inc. (The), 3.63%, 10/01/2029(b)	975,000	691,386

Ross Stores, Inc., 0.88%, 04/15/2026	264,000	237,084

		928,470

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.15%

G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	$635,000	$ 598,176

Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	495,000	467,098

Under Armour, Inc., 3.25%, 06/15/2026	752,000	691,298

		1,756,572

Application Software–0.08%

Adobe, Inc., 3.25%, 02/01/2025	225,000	220,850

Cloud Software Group, Inc., 6.50%, 03/31/2029(b)	308,000	277,734

GoTo Group, Inc., 5.50%, 09/01/2027(b)	739,000	416,800

		915,384

Asset Management & Custody Banks–0.10%

Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	528,000	493,093

FS KKR Capital Corp., 4.63%, 07/15/2024	150,000	145,913

Golub Capital BDC, Inc., 3.38%, 04/15/2024	193,000	186,707

Legg Mason, Inc., 4.75%, 03/15/2026	59,000	58,527

Main Street Capital Corp., 5.20%, 05/01/2024	174,000	171,074

Owl Rock Capital Corp., 5.25%, 04/15/2024	138,000	135,820

		1,191,134

Automobile Manufacturers–0.48%
Ford Motor Credit Co. LLC,

2.30%, 02/10/2025(c)	607,000	566,005

4.69%, 06/09/2025	291,000	281,844

5.13%, 06/16/2025	682,000	664,926

4.13%, 08/04/2025	306,000	290,109

3.38%, 11/13/2025	811,000	754,315

4.39%, 08/01/2026	582,000	553,618

4.27%, 01/09/2027	605,000	561,068

General Motors Co., 6.13%, 10/01/2025	135,000	137,445

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	167,000	161,363
Jaguar Land Rover Automotive PLC (United Kingdom),

7.75%, 10/15/2025(b)	434,000	431,467

4.50%, 10/01/2027(b)	412,000	345,631

5.88%, 01/15/2028(b)	585,000	506,480

PM General Purchaser LLC, 9.50%, 10/01/2028(b)	239,000	226,684
Toyota Motor Credit Corp.,

3.20%, 01/11/2027	100,000	96,377

1.15%, 08/13/2027	100,000	88,368

		5,665,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Automotive Parts & Equipment–0.33%

American Honda Finance Corp., 2.35%, 01/08/2027	$170,000	$ 158,848

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	719,000	724,552

Dana, Inc., 4.50%, 02/15/2032	283,000	226,585

IHO Verwaltungs GmbH (Germany), 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(e)	1,757,000	1,583,574

ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	1,182,000	1,156,281

		3,849,840

Automotive Retail–0.02%

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)(c)	250,000	210,010

Broadcasting–0.29%

AMC Networks, Inc., 4.75%, 08/01/2025	494,000	458,880
iHeartCommunications, Inc.,

6.38%, 05/01/2026	490,000	421,159

8.38%, 05/01/2027	532,000	351,565

Liberty Interactive LLC, 8.25%, 02/01/2030	710,000	214,855
Paramount Global,

3.70%, 06/01/2028	125,000	114,723

6.38%, 03/30/2062(c)(f)	1,182,000	1,015,196

Univision Communications, Inc., 5.13%, 02/15/2025(b)	444,000	437,766

Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	411,000	397,236

		3,411,380

Broadline Retail–0.45%
Amazon.com, Inc.,

3.30%, 04/13/2027(c)	250,000	243,154

1.65%, 05/12/2028	60,000	53,433

GrubHub Holdings, Inc., 5.50%, 07/01/2027(b)	289,000	211,347

Kohl’s Corp., 4.63%, 05/01/2031(c)	840,000	573,790

Macy’s Retail Holdings LLC, 6.13%, 03/15/2032(b)	1,569,000	1,375,025
Nordstrom, Inc.,

4.00%, 03/15/2027(c)	456,000	392,452

6.95%, 03/15/2028(c)	462,000	446,405

4.38%, 04/01/2030	692,000	542,120

4.25%, 08/01/2031(c)	578,000	429,879
QVC, Inc.,

4.45%, 02/15/2025	445,000	327,629

4.75%, 02/15/2027	605,000	306,272

4.38%, 09/01/2028	506,000	249,635

5.45%, 08/15/2034	436,000	187,962

		5,339,103

Building Products–0.46%
Builders FirstSource, Inc.,

4.25%, 02/01/2032(b)(c)	591,000	518,508

6.38%, 06/15/2032(b)(c)	336,000	334,702

Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	269,000	202,736

	Principal Amount	Value
Building Products–(continued)
JELD-WEN, Inc.,

6.25%, 05/15/2025(b)	$887,000	$ 894,371

4.63%, 12/15/2025(b)	521,000	503,518
Masonite International Corp.,

5.38%, 02/01/2028(b)	543,000	523,422

3.50%, 02/15/2030(b)	546,000	468,275
Standard Industries, Inc.,

5.00%, 02/15/2027(b)	630,000	603,464

4.75%, 01/15/2028(b)	967,000	905,370

4.38%, 07/15/2030(b)	509,000	439,971

		5,394,337

Cable & Satellite–0.67%
CCO Holdings LLC/CCO Holdings Capital Corp.,

5.50%, 05/01/2026(b)	969,000	952,586

5.13%, 05/01/2027(b)	1,353,000	1,278,706

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	100,000	99,094

CSC Holdings LLC, 4.50%, 11/15/2031(b)	371,000	260,275

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	1,863,000	1,636,962

Discovery Communications LLC, 3.95%, 03/20/2028	200,000	187,436
DISH DBS Corp.,

7.75%, 07/01/2026	915,000	529,675

5.25%, 12/01/2026(b)	532,000	407,356

7.38%, 07/01/2028	814,000	408,668

5.13%, 06/01/2029	751,000	347,082

DISH Network Corp., 11.75%, 11/15/2027(b)	820,000	775,514

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	982,000	934,130

		7,817,484

Cargo Ground Transportation–0.01%

Ryder System, Inc., 5.65%, 03/01/2028	150,000	153,825

Casinos & Gaming–0.57%

Caesars Entertainment, Inc., 4.63%, 10/15/2029(b)	283,000	248,529

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	264,000	266,416

Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(e)	100,894	39,752

Genting New York LLC/GENNY Capital, Inc., 3.30%, 02/15/2026(b)	325,000	295,600
International Game Technology PLC,

6.50%, 02/15/2025(b)	200,000	202,716

4.13%, 04/15/2026(b)	227,000	218,137

Las Vegas Sands Corp., 2.90%, 06/25/2025	233,000	220,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Melco Resorts Finance Ltd. (Hong Kong),

4.88%, 06/06/2025(b)	$616,000	$ 579,308

5.25%, 04/26/2026(b)	310,000	287,931

5.75%, 07/21/2028(b)	319,000	278,327
MGM China Holdings Ltd. (Macau),

5.25%, 06/18/2025(b)	683,000	652,999

4.75%, 02/01/2027(b)	646,000	590,928

MGM Resorts International, 6.75%, 05/01/2025	613,000	619,514

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	447,000	324,608

Sands China Ltd. (Macau), 3.75%, 08/08/2031	769,000	635,694

Studio City Finance Ltd. (Macau), 6.00%, 07/15/2025(b)	230,000	211,699
Wynn Macau Ltd. (Macau),

5.50%, 01/15/2026(b)	385,000	356,765

5.63%, 08/26/2028(b)	740,000	646,790

		6,676,599

Coal & Consumable Fuels–0.07%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	106,000	105,456

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)(c)	903,000	771,142

		876,598

Commercial & Residential Mortgage Finance–0.15%

Enact Holdings, Inc., 6.50%, 08/15/2025(b)	729,000	722,705

NMI Holdings, Inc., 7.38%, 06/01/2025(b)	431,000	438,687
PennyMac Financial Services, Inc.,

5.38%, 10/15/2025(b)	362,000	342,083

5.75%, 09/15/2031(b)	280,000	234,098

		1,737,573

Commodity Chemicals–0.08%

Methanex Corp. (Canada),

5.25%, 12/15/2029(c)	508,000	477,386

5.65%, 12/01/2044(c)	597,000	498,693

		976,079

Communications Equipment–0.26%

CommScope Technologies LLC, 6.00%, 06/15/2025(b)	477,000	449,006
Hughes Satellite Systems Corp.,

5.25%, 08/01/2026(c)	944,000	903,847

6.63%, 08/01/2026(c)	513,000	485,296
Viasat, Inc.,

5.63%, 09/15/2025(b)	1,055,000	1,008,601

6.50%, 07/15/2028(b)	277,000	220,083

		3,066,833

Computer & Electronics Retail–0.01%

Dell International LLC/EMC Corp., 6.02%, 06/15/2026	125,000	128,689

	Principal Amount	Value
Construction & Engineering–0.02%

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	$36,000	$ 33,631

Tutor Perini Corp., 6.88%, 05/01/2025(b)	264,000	191,540

		225,171

Construction Machinery & Heavy Transportation Equipment– 0.06%

Caterpillar Financial Services Corp., 1.10%, 09/14/2027	130,000	114,750

Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)(c)	403,000	400,495

Wabtec Corp., 3.45%, 11/15/2026	235,000	224,202

		739,447

Construction Materials–0.07%

Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)(c)	427,000	405,112

Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	492,000	472,937

		878,049

Consumer Electronics–0.01%

Tyco Electronics Group S.A., 3.13%, 08/15/2027	75,000	71,058

Consumer Finance–0.52%

Ally Financial, Inc., 5.75%, 11/20/2025(c)	558,000	542,670

American Express Co., 3.30%, 05/03/2027	130,000	123,921

ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	712,000	692,064

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	495,000	472,225

General Motors Financial Co., Inc., 2.75%, 06/20/2025	200,000	189,784

goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	335,000	318,531
Navient Corp.,

5.88%, 10/25/2024	272,000	267,676

5.00%, 03/15/2027	300,000	270,562

4.88%, 03/15/2028	279,000	240,233

5.50%, 03/15/2029	416,000	358,552

5.63%, 08/01/2033	302,000	226,781
OneMain Finance Corp.,

6.88%, 03/15/2025(c)	686,000	672,181

7.13%, 03/15/2026(c)	952,000	928,882
Synchrony Financial,

3.95%, 12/01/2027	75,000	66,484

7.25%, 02/02/2033(c)	800,000	736,892

		6,107,438

Copper–0.01%

Freeport-McMoRan, Inc., 5.00%, 09/01/2027	75,000	74,989

Distillers & Vintners–0.01%

Constellation Brands, Inc., 3.70%, 12/06/2026	117,000	113,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Distributors–0.02%

Resideo Funding, Inc., 4.00%, 09/01/2029(b)	$250,000	$ 212,016

Diversified Banks–0.66%
Banco Santander S.A. (Spain),

2.75%, 05/28/2025	200,000	188,574

4.25%, 04/11/2027	200,000	192,486
Bank of America Corp.,

4.45%, 03/03/2026	200,000	197,167

1.32%, 06/19/2026(f)	160,000	146,419

1.20%, 10/24/2026(f)	160,000	144,822

1.73%, 07/22/2027(f)	70,000	62,759

Series L, 4.18%, 11/25/2027	100,000	96,542

Banque Centrale de Tunisie International Bond (Tunisia), 5.75%, 01/30/2025(b)	600,000	312,002

Barclays PLC (United Kingdom), 4.38%, 09/11/2024	306,000	297,636

Canadian Imperial Bank of Commerce (Canada), 2.25%, 01/28/2025(c)	350,000	334,068
Citigroup, Inc.,

3.11%, 04/08/2026(f)	225,000	216,575

1.12%, 01/28/2027(f)	110,000	98,870

1.46%, 06/09/2027(f)	140,000	125,748

4.45%, 09/29/2027	75,000	73,361

Freedom Mortgage Corp., 8.13%, 11/15/2024(b)	427,000	411,807
HSBC Holdings PLC (United Kingdom),

1.59%, 05/24/2027(f)	200,000	178,324

2.25%, 11/22/2027(f)	200,000	178,950

ING Groep N.V. (Netherlands), 4.02%, 03/28/2028(f)	200,000	191,169
Intesa Sanpaolo S.p.A. (Italy),

5.71%, 01/15/2026(b)(c)	956,000	921,149

4.20%, 06/01/2032(b)(f)	940,000	713,346
JPMorgan Chase & Co.,

2.30%, 10/15/2025(f)	200,000	191,109

2.01%, 03/13/2026(f)	134,000	126,423

2.08%, 04/22/2026(f)	134,000	126,319

1.05%, 11/19/2026(f)	60,000	54,092

4.25%, 10/01/2027	75,000	73,844

2.18%, 06/01/2028(f)	75,000	67,414

Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	275,000	270,239
Mitsubishi UFJ Financial Group, Inc. (Japan),

0.96%, 10/11/2025(f)	200,000	186,897

3.68%, 02/22/2027	125,000	123,188

3.29%, 07/25/2027	60,000	56,750

PNC Bank N.A., 4.20%, 11/01/2025	275,000	266,662

Royal Bank of Canada (Canada), 4.65%, 01/27/2026	125,000	123,780
Sumitomo Mitsui Financial Group, Inc. (Japan),

2.35%, 01/15/2025	275,000	261,589

2.63%, 07/14/2026	150,000	140,250

Toronto-Dominion Bank (The) (Canada), 5.16%, 01/10/2028	100,000	101,185

	Principal Amount	Value
Diversified Banks–(continued)

U.S. Bancorp, 1.45%, 05/12/2025	$125,000	$ 116,060

Vnesheconombank Via VEB Finance PLC (Russia), 5.94%, 11/21/2023(b)(g)(h)	1,450,000	0
Wells Fargo & Co.,

2.19%, 04/30/2026(f)	150,000	141,366

4.30%, 07/22/2027	130,000	127,321
Westpac Banking Corp. (Australia),

3.40%, 01/25/2028	105,000	100,430

1.95%, 11/20/2028	60,000	52,729

		7,789,421

Diversified Capital Markets–0.03%

Deutsche Bank AG (Germany),

3.70%, 05/30/2024	185,000	179,492

3.70%, 05/30/2024	188,000	182,355

		361,847

Diversified Chemicals–0.12%
Chemours Co. (The),

5.75%, 11/15/2028(b)	303,000	269,652

4.63%, 11/15/2029(b)(c)	974,000	803,125

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	476,000	295,579

		1,368,356

Diversified Financial Services–0.56%

Albion Financing 1 S.a.r.l/Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	439,000	400,658

Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	635,000	554,928

Corebridge Financial, Inc., 3.65%, 04/05/2027(b)	130,000	122,858

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	466,000	392,318

Jefferson Capital Holdings LLC, 6.00%, 08/15/2026(b)	251,000	214,527
Midcap Financial Issuer Trust,

6.50%, 05/01/2028(b)	306,000	276,739

5.63%, 01/15/2030(b)	285,000	234,024

PHH Mortgage Corp., 7.88%, 03/15/2026(b)	1,299,000	1,168,769

Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	311,000	133,352
Resorts World Las Vegas LLC/RWLV Capital, Inc.,

4.63%, 04/16/2029(b)	1,200,000	964,250

4.63%, 04/06/2031(b)	500,000	391,737
United Wholesale Mortgage LLC,

5.50%, 11/15/2025(b)	677,000	645,793

5.75%, 06/15/2027(b)	350,000	319,266

5.50%, 04/15/2029(b)(c)	410,000	354,043

VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland), 6.38%, 02/01/2030(b)	407,000	352,558

		6,525,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Diversified Metals & Mining–0.26%

Corporacion Nacional del Cobre de Chile (Chile), 3.63%, 08/01/2027(b)	$1,524,000	$ 1,455,818

Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	928,000	937,034

Perenti Finance Pty. Ltd. (Australia), 6.50%, 10/07/2025(b)	740,000	720,575

		3,113,427

Diversified Real Estate Activities–0.06%

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	321,000	290,205

Greystar Real Estate Partners LLC, 5.75%, 12/01/2025(b)	376,000	368,179

		658,384

Diversified REITs–0.07%

HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	253,000	224,843

MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, 06/15/2025(b)	630,000	614,124

		838,967

Diversified Support Services–0.14%
MPH Acquisition Holdings LLC,

5.50%, 09/01/2028(b)	606,000	463,863

5.75%, 11/01/2028(b)(c)	528,000	334,453

Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	824,000	776,352

Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	96,000	99,480

		1,674,148

Drug Retail–0.01%

Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	75,000	72,132

Electric Utilities–0.33%

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	706,000	689,377

Duke Energy Corp., 3.75%, 04/15/2024	200,000	196,839
Edison International,

5.75%, 06/15/2027	75,000	77,046

4.13%, 03/15/2028	100,000	95,564
NRG Energy, Inc.,

5.25%, 06/15/2029(b)(c)	540,000	498,724

3.63%, 02/15/2031(b)	1,103,000	894,466

3.88%, 02/15/2032(b)	854,000	690,660

Pacific Gas and Electric Co., 3.30%, 12/01/2027	100,000	90,947

PG&E Corp., 5.25%, 07/01/2030	523,000	482,530

System Energy Resources, Inc., 6.00%, 04/15/2028	150,000	154,829

		3,870,982

	Principal Amount	Value
Electrical Components & Equipment–0.10%

Emerson Electric Co., 1.80%, 10/15/2027	$80,000	$ 72,248

EnerSys, 4.38%, 12/15/2027(b)	222,000	208,265

WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	863,000	878,915

		1,159,428

Electronic Components–0.08%

Imola Merger Corp., 4.75%, 05/15/2029(b)	774,000	671,102

Likewize Corp., 9.75%, 10/15/2025(b)	239,000	213,886

		884,988

Environmental & Facilities Services–0.07%

GFL Environmental, Inc. (Canada), 3.75%, 08/01/2025(b)	190,000	183,911

Harsco Corp., 5.75%, 07/31/2027(b)	763,000	645,254

		829,165

Financial Exchanges & Data–0.08%

Cboe Global Markets, Inc., 3.65%, 01/12/2027	60,000	58,470

Coinbase Global, Inc., 3.38%, 10/01/2028(b)	1,215,000	735,075

Intercontinental Exchange, Inc., 3.10%, 09/15/2027	75,000	71,005

S&P Global, Inc., 2.45%, 03/01/2027	65,000	61,029

		925,579

Food Distributors–0.10%

C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	1,087,000	859,111

US Foods, Inc., 6.25%, 04/15/2025(b)	307,000	309,066

		1,168,177

Food Retail–0.02%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	200,000	193,627

Footwear–0.03%

Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)(c)	401,000	407,506

Gas Utilities–0.05%

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	184,000	178,922

Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	458,000	387,436

Southwest Gas Corp., 5.45%, 03/23/2028	80,000	81,366

		647,724

Gold–0.03%

Coeur Mining, Inc., 5.13%, 02/15/2029(b)(c)	380,000	313,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Health Care Distributors–0.06%

CommonSpirit Health, 1.55%, 10/01/2025	$64,000	$ 59,053

Owens & Minor, Inc., 6.63%, 04/01/2030(b)(c)	712,000	620,298

		679,351

Health Care Equipment–0.23%

Baxter International, Inc., 2.27%, 12/01/2028	125,000	109,222
Community Health Systems, Inc.,

5.63%, 03/15/2027(b)	707,000	653,322

6.88%, 04/15/2029(b)	650,000	481,588

6.13%, 04/01/2030(b)	530,000	377,689

RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	397,000	278,892

Varex Imaging Corp., 7.88%, 10/15/2027(b)	810,000	802,763

		2,703,476

Health Care Facilities–0.26%

HCA, Inc., 5.63%, 09/01/2028	200,000	204,256

Legacy LifePoint Health LLC, 6.75%, 04/15/2025(b)	820,000	790,080

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	522,000	434,800
Tenet Healthcare Corp.,

4.63%, 07/15/2024	226,000	224,399

4.88%, 01/01/2026	1,293,000	1,275,261

Universal Health Services, Inc., 1.65%, 09/01/2026	134,000	118,506

		3,047,302

Health Care REITs–0.13%
MPT Operating Partnership L.P./MPT Finance Corp.,

5.00%, 10/15/2027(c)	952,000	798,689

4.63%, 08/01/2029(c)	847,000	642,426

Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	120,000	117,420

		1,558,535

Health Care Services–0.26%
Community Health Systems, Inc.,

8.00%, 03/15/2026(b)(c)	600,000	595,447

8.00%, 12/15/2027(b)	329,000	326,356

5.25%, 05/15/2030(b)	746,000	622,462

ModivCare, Inc., 5.88%, 11/15/2025(b)	624,000	596,862

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	453,000	409,417

Sutter Health, Series 20A, 1.32%, 08/15/2025	167,000	154,183

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	361,000	322,582

		3,027,309

Health Care Technology–0.06%

AthenaHealth Group, Inc., 6.50%, 02/15/2030(b)	858,000	705,541

Home Furnishings–0.07%

Tempur Sealy International, Inc., 3.88%, 10/15/2031(b)(c)	937,000	778,144

	Principal Amount	Value
Home Improvement Retail–0.04%

Home Depot, Inc. (The), 2.50%, 04/15/2027	$80,000	$ 75,825

Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	485,000	440,770

		516,595

Homebuilding–0.30%

Beazer Homes USA, Inc., 5.88%, 10/15/2027(c)	750,000	694,762

Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)	477,000	436,982

Lennar Corp., 4.75%, 11/29/2027	60,000	59,483

LGI Homes, Inc., 4.00%, 07/15/2029(b)	508,000	415,472

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	276,000	242,280

Meritage Homes Corp., 6.00%, 06/01/2025	246,000	247,581

New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	486,000	453,778

Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	100,000	99,231

TopBuild Corp., 4.13%, 02/15/2032(b)	1,060,000	912,417

		3,561,986

Hotel & Resort REITs–0.09%

Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	50,000	48,887
Service Properties Trust,

5.25%, 02/15/2026	323,000	287,258

4.95%, 02/15/2027	277,000	235,119

4.95%, 10/01/2029	595,000	451,539

		1,022,803

Hotels, Resorts & Cruise Lines–0.48%

Booking Holdings, Inc., 3.55%, 03/15/2028	50,000	48,277
Carnival Corp.,

7.63%, 03/01/2026(b)(c)	587,000	537,381

5.75%, 03/01/2027(b)	1,706,000	1,405,914

6.00%, 05/01/2029(b)	745,000	585,420

10.50%, 06/01/2030(b)(c)	479,000	454,997

Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)(c)	490,000	489,722
Royal Caribbean Cruises Ltd.,

11.50%, 06/01/2025(b)	368,000	391,037

11.63%, 08/15/2027(b)	629,000	669,746

5.50%, 04/01/2028(b)(c)	631,000	557,009

Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)	96,000	97,304

Travel + Leisure Co., 6.60%, 10/01/2025	444,000	445,603

		5,682,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Housewares & Specialties–0.13%
Newell Brands, Inc.,

4.88%, 06/01/2025	$490,000	$ 477,518

4.70%, 04/01/2026	1,099,000	1,050,688

		1,528,206

Human Resource & Employment Services–0.01%

Automatic Data Processing, Inc., 3.38%, 09/15/2025	100,000	98,157

Independent Power Producers & Energy Traders–0.11%

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	1,044,000	662,157

Vistra Operations Co. LLC, 5.63%, 02/15/2027(b)	689,000	673,103

		1,335,260

Industrial Conglomerates–0.01%

Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	127,000	124,220

Industrial Machinery & Supplies & Components–0.11%

Chart Industries, Inc., 9.50%, 01/01/2031(b)	772,000	818,258

JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	457,000	410,925

Stanley Black & Decker, Inc., 3.40%, 03/01/2026	80,000	77,197

		1,306,380

Insurance Brokers–0.01%

Willis North America, Inc., 4.65%, 06/15/2027	75,000	73,903

Integrated Oil & Gas–0.46%

BP Capital Markets America, Inc., 3.54%, 04/06/2027	75,000	73,289

Chevron USA, Inc., 1.02%, 08/12/2027	100,000	88,862

Exxon Mobil Corp., 3.29%, 03/19/2027	110,000	107,910
Occidental Petroleum Corp.,

5.88%, 09/01/2025(c)	556,000	562,459

5.50%, 12/01/2025(c)	464,000	465,931

5.55%, 03/15/2026(c)	299,000	301,888

Petroleos Mexicanos (Mexico), 7.69%, 01/23/2050	4,600,000	3,069,407

Qatar Energy (Qatar), 1.38%, 09/12/2026(b)	800,000	727,468

		5,397,214

Integrated Telecommunication Services–0.61%

Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	574,000	424,452
Altice France S.A. (France),

5.13%, 07/15/2029(b)	200,000	148,050

5.50%, 10/15/2029(b)	200,000	149,896

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	1,400,000	1,336,122

Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	292,000	228,490

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Frontier Communications Holdings LLC,

5.88%, 11/01/2029	$760,000	$ 578,819

6.00%, 01/15/2030(b)	266,000	203,744

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	889,000	856,205

Level 3 Financing, Inc., 10.50%, 05/15/2030(b)	643,000	616,215
Telecom Italia Capital S.A. (Italy),

6.38%, 11/15/2033	548,000	490,701

7.72%, 06/04/2038	414,000	387,541

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	696,000	680,580

Windstream Escrow LLC/ Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	1,228,000	1,012,583

		7,113,398

Interactive Media & Services–0.10%
CSC Holdings LLC,

5.25%, 06/01/2024	440,000	429,578

7.50%, 04/01/2028(b)	411,000	257,377

5.75%, 01/15/2030(b)	452,000	231,082

5.00%, 11/15/2031(b)	320,000	153,875

TripAdvisor, Inc., 7.00%, 07/15/2025(b)	133,000	133,986

		1,205,898

Internet Services & Infrastructure–0.06%

Booz Allen Hamilton, Inc., 3.88%, 09/01/2028(b)	329,000	301,798

Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	261,000	242,896

VeriSign, Inc., 5.25%, 04/01/2025	150,000	150,696

		695,390

Investment Banking & Brokerage–0.27%
Goldman Sachs Group, Inc. (The),

3.85%, 01/26/2027	125,000	121,086

1.54%, 09/10/2027(f)	140,000	124,139

1.95%, 10/21/2027(f)	75,000	67,212

3.62%, 03/15/2028(f)	105,000	100,035
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

6.38%, 12/15/2025	667,000	662,400

6.25%, 05/15/2026	719,000	708,431
Morgan Stanley,

2.72%, 07/22/2025(f)	100,000	96,500

3.63%, 01/20/2027	130,000	125,262

1.59%, 05/04/2027(f)	110,000	98,998

1.51%, 07/20/2027(f)	110,000	97,802

6.30%, 10/18/2028(f)(i)	100,000	105,115

NFP Corp., 6.88%, 08/15/2028(b)	763,000	666,364

Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	177,364

		3,150,708

IT Consulting & Other Services–0.19%

Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(b)	273,000	224,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Multi-Asset Income Fund

	Principal Amount	Value
IT Consulting & Other Services–(continued)
International Business Machines Corp.,

3.45%, 02/19/2026	$150,000	$ 146,142

3.30%, 05/15/2026	100,000	96,993

Kyndryl Holdings, Inc., 2.05%, 10/15/2026	100,000	87,683
Sabre GLBL, Inc.,

9.25%, 04/15/2025(b)	1,014,000	936,424

7.38%, 09/01/2025(b)	682,000	606,813

Unisys Corp., 6.88%, 11/01/2027(b)	280,000	186,739

		2,285,433

Leisure Facilities–0.10%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)(c)	450,000	484,242

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	100,000	99,821

NCL Corp. Ltd., 5.88%, 02/15/2027(b)	634,000	598,647

		1,182,710

Leisure Products–0.04%

Mattel, Inc., 3.38%, 04/01/2026(b)	513,000	485,753

Life & Health Insurance–0.01%

Principal Financial Group, Inc., 3.40%, 05/15/2025	160,000	155,018

Life Sciences Tools & Services–0.06%
IQVIA, Inc.,

5.00%, 10/15/2026(b)	308,000	303,112

5.00%, 05/15/2027(b)	419,000	409,437

		712,549

Managed Health Care–0.00%

Centene Corp., 2.45%, 07/15/2028	60,000	52,204

Marine Ports & Services–0.08%

DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(b)	810,000	908,537

Marine Transportation–0.06%

NCL Corp. Ltd., 5.88%, 03/15/2026(b)(c)	524,000	451,923

Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	276,000	221,142

		673,065

Metal, Glass & Plastic Containers–0.18%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,

5.25%, 04/30/2025(b)	819,000	806,687

4.13%, 08/15/2026(b)	307,000	289,677
Ball Corp.,

5.25%, 07/01/2025	585,000	585,349

4.88%, 03/15/2026	198,000	196,373

	Principal Amount	Value
Metal, Glass & Plastic Containers–(continued)

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	$350,000	$ 291,800

		2,169,886

Mortgage REITs–0.03%

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	420,000	332,751

Movies & Entertainment–0.22%

Cinemark USA, Inc., 8.75%, 05/01/2025(b)	388,000	396,282
Netflix, Inc.,

5.88%, 02/15/2025	496,000	503,761

6.38%, 05/15/2029	697,000	753,735

5.38%, 11/15/2029(b)(c)	393,000	402,120

Odeon Finco PLC (United Kingdom), 12.75%, 11/01/2027(b)	617,000	588,467

		2,644,365

Multi-line Insurance–0.01%

Boardwalk Pipelines L.P., 5.95%, 06/01/2026	94,000	95,938

Multi-Utilities–0.11%

Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(f)	1,037,000	839,854

DTE Energy Co., Series E, Investment Units, 5.25%, 12/01/2077	11,763	280,783

Public Service Enterprise Group, Inc., 2.88%, 06/15/2024	230,000	224,021

		1,344,658

Office REITs–0.08%
Office Properties Income Trust,

4.50%, 02/01/2025(c)	678,000	577,128

2.65%, 06/15/2026	133,000	93,186

2.40%, 02/01/2027	358,000	229,885

		900,199

Office Services & Supplies–0.15%

ACCO Brands Corp., 4.25%, 03/15/2029(b)	1,090,000	919,687
Pitney Bowes, Inc.,

6.88%, 03/15/2027(b)	578,000	445,366

7.25%, 03/15/2029(b)	540,000	397,470

		1,762,523

Oil & Gas Drilling–0.22%

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	370,000	337,396

Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	305,000	298,745

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	981,000	941,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Drilling–(continued)
Rockies Express Pipeline LLC,

4.80%, 05/15/2030(b)	$142,000	$ 126,670

7.50%, 07/15/2038(b)	366,000	335,929

6.88%, 04/15/2040(b)	620,000	540,401

		2,580,700

Oil & Gas Equipment & Services–0.06%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	75,000	71,364

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026(c)	622,000	616,094

		687,458

Oil & Gas Exploration & Production–1.06%

Civitas Resources, Inc., 5.00%, 10/15/2026(b)	427,000	401,848

CNX Resources Corp., 6.00%, 01/15/2029(b)	505,000	467,725

Comstock Resources, Inc., 6.75%, 03/01/2029(b)(c)	1,020,000	924,525
Crescent Energy Finance LLC,

7.25%, 05/01/2026(b)	615,000	589,911

9.25%, 02/15/2028(b)	405,000	404,445

Devon Energy Corp., 5.25%, 10/15/2027	75,000	74,906

Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	616,000	546,867
Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/01/2028(b)	403,000	386,466

5.75%, 02/01/2029(b)	553,000	517,145

6.00%, 04/15/2030(b)	307,000	286,409

6.00%, 02/01/2031(b)	788,000	729,194

Ithaca Energy North Sea PLC (United Kingdom), 9.00%, 07/15/2026(b)	249,000	239,965
Moss Creek Resources Holdings, Inc.,

7.50%, 01/15/2026(b)	344,000	322,006

10.50%, 05/15/2027(b)	284,000	274,538
Murphy Oil Corp.,

5.75%, 08/15/2025	187,000	185,689

7.05%, 05/01/2029	473,000	482,582

6.13%, 12/01/2042	214,000	183,533

PDC Energy, Inc., 5.75%, 05/15/2026	496,000	482,125

Range Resources Corp., 4.88%, 05/15/2025(c)	467,000	461,363

Sinopec Group Overseas Development 2018 Ltd. (China), 2.95%, 11/12/2029(b)	2,760,000	2,557,968

SM Energy Co., 6.63%, 01/15/2027(c)	423,000	408,939

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	668,000	565,667

Talos Production, Inc., 12.00%, 01/15/2026	288,000	304,835

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)

Tap Rock Resources LLC, 7.00%, 10/01/2026(b)	$632,000	$ 607,861

		12,406,512

Oil & Gas Refining & Marketing–0.28%

CVR Energy, Inc., 5.25%, 02/15/2025(b)	158,000	152,959

EnLink Midstream Partners L.P., 5.60%, 04/01/2044	454,000	377,883

HF Sinclair Corp., 5.88%, 04/01/2026	94,000	95,346
NuStar Logistics L.P.,

6.00%, 06/01/2026	422,000	415,831

5.63%, 04/28/2027	555,000	530,281

Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	229,000	200,920

Petronas Capital Ltd. (Malaysia), 3.50%, 03/18/2025(b)	1,000,000	981,045

Puma International Financing S.A. (Singapore), 5.13%, 10/06/2024(b)	600,000	576,600

		3,330,865

Oil & Gas Storage & Transportation–0.99%

Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 4.60%, 11/02/2047(b)	1,587,000	1,501,413

Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	125,000	125,649

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	151,000	148,961
Energy Transfer L.P.,

3.90%, 05/15/2024	236,000	232,039

4.40%, 03/15/2027	60,000	58,564

5.50%, 06/01/2027	50,000	50,766
EQM Midstream Partners L.P.,

6.00%, 07/01/2025(b)	100,000	98,373

5.50%, 07/15/2028(c)	381,000	347,654

4.50%, 01/15/2029(b)	317,000	269,810

7.50%, 06/01/2030(b)	224,000	217,662

6.50%, 07/15/2048	1,568,000	1,189,314
Genesis Energy L.P./Genesis Energy Finance Corp.,

8.00%, 01/15/2027	471,000	470,482

7.75%, 02/01/2028	350,000	344,916

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	243,000	239,508

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	313,000	292,231

ITT Holdings LLC, 6.50%, 08/01/2029(b)	497,000	413,149
New Fortress Energy, Inc.,

6.75%, 09/15/2025(b)	1,188,000	1,132,968

6.50%, 09/30/2026(b)	782,000	721,090

Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	443,000	416,398

Rockies Express Pipeline LLC, 4.95%, 07/15/2029(b)	570,000	527,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Southeast Supply Header LLC, 4.25%, 06/15/2024(b)	$214,000	$ 202,221

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	948,000	911,227
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,

7.50%, 10/01/2025(b)	358,000	361,120

5.50%, 01/15/2028(b)	758,000	702,263

6.00%, 12/31/2030(b)	495,000	440,158

Western Midstream Operating L.P., 3.35%, 02/01/2025	243,000	232,385

		11,647,429

Other Specialized REITs–0.07%

EPR Properties, 4.75%, 12/15/2026	75,000	68,370

GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	100,000	96,858
Iron Mountain, Inc.,

5.25%, 07/15/2030(b)	522,000	481,460

4.50%, 02/15/2031(b)	262,000	228,142

		874,830

Other Specialty Retail–0.18%
Bath & Body Works, Inc.,

6.88%, 11/01/2035	692,000	627,264

6.75%, 07/01/2036	175,000	155,995

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	377,000	353,864

Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)(c)	427,000	352,189

Staples, Inc., 7.50%, 04/15/2026(b)	786,000	663,759

		2,153,071

Packaged Foods & Meats–0.09%

Aramark Services, Inc., 6.38%, 05/01/2025(b)	395,000	395,513

Conagra Brands, Inc., 1.38%, 11/01/2027	100,000	86,278

TKC Holdings, Inc., 6.88%, 05/15/2028(b)	500,000	444,845

Tyson Foods, Inc., 4.00%, 03/01/2026	127,000	124,702

		1,051,338

Paper & Plastic Packaging Products & Materials–0.10%

Berry Global, Inc., 1.57%, 01/15/2026	80,000	72,735

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	544,000	533,920
LABL, Inc.,

6.75%, 07/15/2026(b)	276,000	273,818

5.88%, 11/01/2028(b)	266,000	245,884

		1,126,357

Paper Products–0.13%

Domtar Corp., 6.75%, 10/01/2028(b)	999,000	866,338

	Principal Amount	Value
Paper Products–(continued)

Glatfelter Corp., 4.75%, 11/15/2029(b)	$885,000	$ 630,872

		1,497,210

Passenger Airlines–0.38%

Air Canada (Canada), 3.88%, 08/15/2026(b)	330,000	305,890

American Airlines Pass-Through Trust, Series 16-1, Class A, 4.10%, 01/15/2028	234,807	212,377

American Airlines, Inc., 11.75%, 07/15/2025(b)	802,000	883,206

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	939,000	923,172
Delta Air Lines, Inc.,

2.90%, 10/28/2024	247,000	238,527

7.38%, 01/15/2026	226,000	238,466

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	838,000	781,492

Southwest Airlines Co., 3.45%, 11/16/2027	125,000	117,486

United Airlines, Inc., 4.38%, 04/15/2026(b)	799,000	764,023

		4,464,639

Personal Care Products–0.03%

Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	381,000	365,188

Pharmaceuticals–0.38%

1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	669,000	663,056

AdaptHealth LLC, 5.13%, 03/01/2030(b)	1,043,000	864,021
Bausch Health Cos., Inc.,

5.50%, 11/01/2025(b)	550,000	480,134

4.88%, 06/01/2028(b)	805,000	531,107

Bristol-Myers Squibb Co., 0.75%, 11/13/2025	275,000	252,753

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	565,000	433,078

Merck & Co., Inc., 2.75%, 02/10/2025	183,000	178,093

Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	705,000	682,767

Royalty Pharma PLC, 1.20%, 09/02/2025	200,000	182,436

Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	134,000	128,267

Viatris, Inc., 2.30%, 06/22/2027	85,000	74,994

		4,470,706

Precious Metals & Minerals–0.02%
Corp. Nacional del Cobre de Chile (Chile),

5.63%, 10/18/2043(b)	95,000	94,908

4.88%, 11/04/2044(b)	105,000	96,290

		191,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Publishing–0.13%

Gannett Holdings LLC, 6.00%, 11/01/2026(b)	$1,806,000	$ 1,529,176

Rail Transportation–0.11%

Empresa de Transporte de Pasajeros Metro S.A. (Chile), 4.70%, 05/07/2050(b)	1,550,000	1,349,910

Real Estate Development–0.04%

Forestar Group, Inc., 3.85%, 05/15/2026(b)	558,000	516,686

Real Estate Services–0.06%
Realogy Group LLC/Realogy Co-Issuer Corp.,

5.75%, 01/15/2029(b)	431,000	320,492

5.25%, 04/15/2030(b)	571,000	407,613

		728,105

Regional Banks–0.03%

Santander Holdings USA, Inc., 4.40%, 07/13/2027	75,000	71,555

Truist Financial Corp., 4.00%, 05/01/2025	275,000	266,743

		338,298

Reinsurance–0.14%
Enstar Finance LLC,

5.75%, 09/01/2040(f)	410,000	344,238

5.50%, 01/15/2042(f)	638,000	460,175

Global Atlantic Fin Co., 4.70%, 10/15/2051(b)(f)	992,000	794,015

		1,598,428

Renewable Electricity–0.05%

Sunnova Energy Corp., 5.88%, 09/01/2026(b)(c)	700,000	635,341

Retail REITs–0.17%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC,

5.75%, 05/15/2026(Acquired 04/19/2022; Cost $1,275,576)(b)(c)(d)	1,000,000	909,238

4.50%, 04/01/2027(b)	517,000	428,190

Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	594,000	441,101

Realty Income Corp., 4.88%, 06/01/2026	80,000	80,089

Simon Property Group L.P., 3.30%, 01/15/2026	64,000	61,591

Spirit Realty L.P., 4.45%, 09/15/2026	75,000	72,767

		1,992,976

Security & Alarm Services–0.09%
CoreCivic, Inc.,

8.25%, 04/15/2026(c)	651,000	658,389

4.75%, 10/15/2027	467,000	405,251

		1,063,640

	Principal Amount	Value
Semiconductor Materials & Equipment–0.02%

NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	$200,000	$ 190,404

Semiconductors–0.04%

ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)	394,000	368,441

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	77,000	74,850

Micron Technology, Inc., 4.19%, 02/15/2027	75,000	72,374

		515,665

Sovereign Debt–11.65%
Abu Dhabi Government International Bond (United Arab Emirates),

1.88%, 09/15/2031(b)	780,000	668,857

2.70%, 09/02/2070(b)	3,400,000	2,131,807

Angolan Government International Bond (Angola), 9.13%, 11/26/2049(b)	1,140,000	853,806

Argentine Republic Government International Bond (Argentina), 0.50%, 07/09/2030(j)	3,000,000	734,150

Bahrain Government International Bond (Bahrain), 7.00%, 01/26/2026(b)	2,000,000	2,059,358
Brazilian Government International Bond (Brazil),

4.25%, 01/07/2025	1,600,000	1,584,696

4.63%, 01/13/2028	3,160,000	3,102,688

4.50%, 05/30/2029	760,000	722,973

3.88%, 06/12/2030	1,540,000	1,379,944

CBB International Sukuk Programme Co. WLL (Bahrain), 4.50%, 03/30/2027(b)	2,000,000	1,951,434
Chile Government International Bond (Chile),

3.24%, 02/06/2028	1,241,000	1,191,078

2.45%, 01/31/2031	1,414,000	1,245,159

2.55%, 01/27/2032	770,000	670,402

3.50%, 01/31/2034	1,140,000	1,033,858
Colombia Government International Bond (Colombia),

3.88%, 04/25/2027	2,250,000	2,034,110

7.38%, 09/18/2037	3,800,000	3,547,134

6.13%, 01/18/2041	1,950,000	1,550,294
Dominican Republic International Bond (Dominican Republic),

5.50%, 01/27/2025(b)	300,000	297,613

5.95%, 01/25/2027(b)	2,070,000	2,060,246

6.00%, 07/19/2028(b)	600,000	594,483

4.50%, 01/30/2030(b)	1,140,000	1,011,944

6.85%, 01/27/2045(b)(c)	802,000	724,488

Ecuador Government International Bond (Ecuador), 5.50%, 07/31/2030(b)(j)	3,135,000	1,669,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Egypt Government International Bond (Egypt),

5.80%, 09/30/2027(b)	$770,000	$ 474,505

7.60%, 03/01/2029(b)	200,000	123,091

8.50%, 01/31/2047(b)	2,896,000	1,536,589

7.90%, 02/21/2048(b)	1,200,000	609,414

8.70%, 03/01/2049(b)	2,110,000	1,129,251
Ghana Government International Bond (Ghana),

7.63%, 05/16/2029(b)	818,000	305,935

8.95%, 03/26/2051(b)	738,000	261,879
Hungary Government International Bond (Hungary),

5.25%, 06/16/2029(b)	3,080,000	3,057,344

2.13%, 09/22/2031(b)	2,400,000	1,878,734

7.63%, 03/29/2041	1,460,000	1,665,413

6.75%, 09/25/2052(b)	380,000	395,770

Indonesia Government International Bond (Indonesia), 4.85%, 01/11/2033	780,000	795,234

Ivory Coast Government International Bond (Ivory Coast), 6.38%, 03/03/2028(b)	650,000	623,724

Jamaica Government International Bond (Jamaica), 6.75%, 04/28/2028	1,600,000	1,684,800

Jordan Government International Bond (Jordan), 6.13%, 01/29/2026(b)	1,000,000	984,130
Kazakhstan Government International Bond (Kazakhstan),

3.88%, 10/14/2024(b)	1,650,000	1,655,734

5.13%, 07/21/2025(b)	2,000,000	2,067,500

4.88%, 10/14/2044(b)	1,000,000	919,880

KSA Sukuk Ltd. (Saudi Arabia), 4.30%, 01/19/2029(b)	2,000,000	2,016,450

Kuwait International Government Bond (Kuwait), 3.50%, 03/20/2027(b)	800,000	788,339

Malaysia Sukuk Global Bhd. (Malaysia), 3.18%, 04/27/2026(b)	250,000	243,299
Mexico Government International Bond (Mexico),

4.13%, 01/21/2026(c)	2,310,000	2,287,292

4.50%, 04/22/2029	2,310,000	2,283,983

5.75%, 10/12/2110	1,920,000	1,716,333
Nigeria Government International Bond (Nigeria),

8.38%, 03/24/2029(b)	780,000	636,285

8.75%, 01/21/2031(b)	2,550,000	2,031,661

7.70%, 02/23/2038(b)	1,560,000	1,037,774
Oman Government International Bond (Oman),

4.88%, 02/01/2025(b)	770,000	764,011

4.75%, 06/15/2026(b)	3,310,000	3,255,468

5.63%, 01/17/2028(b)	1,000,000	1,010,630

6.25%, 01/25/2031(b)	1,000,000	1,037,460

Pakistan Government International Bond (Pakistan), 8.25%, 04/15/2024(b)	966,000	490,796

	Principal Amount	Value
Sovereign Debt–(continued)
Panama Government International Bond (Panama),

7.13%, 01/29/2026	$1,110,000	$ 1,179,568

3.88%, 03/17/2028	1,000,000	966,401

3.16%, 01/23/2030(c)	780,000	691,193

2.25%, 09/29/2032	780,000	604,895

6.40%, 02/14/2035(c)	1,160,000	1,230,547

6.70%, 01/26/2036	1,350,000	1,455,170

4.50%, 04/01/2056	2,700,000	2,054,892

4.50%, 01/19/2063	1,520,000	1,124,678

Paraguay Government International Bond (Paraguay), 5.00%, 04/15/2026(b)	1,000,000	995,919

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 4.15%, 03/29/2027(b)	1,176,000	1,173,060
Peruvian Government International Bond (Peru),

2.39%, 01/23/2026	770,000	728,032

4.13%, 08/25/2027	1,226,000	1,206,975

2.84%, 06/20/2030	500,000	444,540

3.60%, 01/15/2072	650,000	449,155
Philippine Government International Bond (Philippines),

4.20%, 01/21/2024	100,000	99,574

10.63%, 03/16/2025	2,144,000	2,389,692

3.00%, 02/01/2028	1,000,000	946,633

6.38%, 01/15/2032	2,000,000	2,251,476
Qatar Government International Bond (Qatar),

4.50%, 04/23/2028(b)	1,310,000	1,343,156

4.00%, 03/14/2029(b)	3,860,000	3,873,129

6.40%, 01/20/2040(b)	780,000	928,141

Republic of Kenya Government International Bond (Kenya), 6.88%, 06/24/2024(b)	2,200,000	1,915,870
Republic of Poland Government International Bond (Poland),

3.25%, 04/06/2026	2,310,000	2,256,588

5.75%, 11/16/2032	1,540,000	1,671,919
Republic of South Africa Government International Bond (South Africa),

5.88%, 09/16/2025	1,100,000	1,099,725

4.85%, 09/30/2029	1,000,000	899,840

5.65%, 09/27/2047	780,000	565,608

5.75%, 09/30/2049	3,833,000	2,760,097

7.30%, 04/20/2052	400,000	342,265
Romanian Government International Bond (Romania),

4.38%, 08/22/2023(b)	33,000	32,920

3.00%, 02/27/2027(b)	780,000	713,571

3.63%, 03/27/2032(b)	800,000	685,906

7.13%, 01/17/2033(b)	380,000	407,275

6.00%, 05/25/2034(b)	1,540,000	1,532,854

6.13%, 01/22/2044(b)	800,000	772,212

5.13%, 06/15/2048(b)	2,344,000	1,979,672

4.00%, 02/14/2051(b)	1,750,000	1,218,569

7.63%, 01/17/2053(b)	760,000	821,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Saudi Government International Bond (Saudi Arabia),

4.00%, 04/17/2025(b)	$770,000	$ 765,119

3.25%, 10/26/2026(b)	500,000	486,478

4.38%, 04/16/2029(b)	1,798,000	1,813,812

5.50%, 10/25/2032(b)	390,000	422,584

4.63%, 10/04/2047(b)	780,000	710,432

4.50%, 04/22/2060(b)	1,140,000	1,013,940
Sharjah Sukuk Program Ltd. (United Arab Emirates),

3.85%, 04/03/2026(b)	600,000	579,240

4.23%, 03/14/2028(b)	1,019,000	978,034
Turkey Government International Bond (Turkey),

7.63%, 04/26/2029	2,430,000	2,312,779

11.88%, 01/15/2030	1,920,000	2,255,443

6.88%, 03/17/2036	1,218,000	1,043,418

7.25%, 03/05/2038	1,170,000	1,047,901

6.00%, 01/14/2041	1,560,000	1,177,413
UAE International Government Bond (United Arab Emirates),

4.05%, 07/07/2032(b)	780,000	784,203

4.95%, 07/07/2052(b)	780,000	788,582
Ukraine Government International Bond (Ukraine),

7.75%, 09/01/2025(b)(g)	650,000	125,727

7.75%, 09/01/2026(b)(g)	650,000	116,879

7.75%, 09/01/2028(b)(g)	4,450,000	786,729

7.75%, 09/01/2029(b)(g)	1,090,000	194,241

9.75%, 11/01/2030(b)(g)	900,000	163,249

Uruguay Government International Bond (Uruguay), 4.50%, 08/14/2024	943,948	948,262

		136,915,985

Specialized Finance–0.01%

Blackstone Private Credit Fund, 3.25%, 03/15/2027	75,000	64,716

Specialty Chemicals–0.17%

Avient Corp., 5.75%, 05/15/2025(b)	377,000	377,141

PPG Industries, Inc., 1.20%, 03/15/2026	67,000	60,828

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	871,000	776,187

SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)(c)	832,000	766,736

		1,980,892

Steel–0.02%

ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	134,000	131,719

Nucor Corp., 3.95%, 05/01/2028	100,000	97,511

		229,230

Systems Software–0.12%

Gen Digital, Inc., 5.00%, 04/15/2025(b)	400,000	396,060

McAfee Corp., 7.38%, 02/15/2030(b)	740,000	614,988

	Principal Amount	Value
Systems Software–(continued)

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	$502,000	$ 381,419

		1,392,467

Technology Distributors–0.03%

Avnet, Inc., 4.63%, 04/15/2026	75,000	73,905

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	260,000	261,746

		335,651

Technology Hardware, Storage & Peripherals–0.29%
Apple, Inc.,

3.25%, 02/23/2026	150,000	146,884

3.20%, 05/11/2027	135,000	131,801

HP, Inc., 1.45%, 06/17/2026	150,000	135,655
Seagate HDD Cayman,

4.75%, 01/01/2025	249,000	242,425

4.13%, 01/15/2031	248,000	206,082

9.63%, 12/01/2032(b)(c)	834,760	916,291

Xerox Corp., 6.75%, 12/15/2039	513,000	390,924
Xerox Holdings Corp.,

5.00%, 08/15/2025(b)(c)	476,000	454,127

5.50%, 08/15/2028(b)(c)	930,000	802,766

		3,426,955

Telecom Tower REITs–0.03%
American Tower Corp.,

1.30%, 09/15/2025	134,000	123,230

3.65%, 03/15/2027	105,000	100,533

3.55%, 07/15/2027	105,000	99,702

		323,465

Tires & Rubber–0.08%

FXI Holdings, Inc., 12.25%, 11/15/2026(b)	512,000	458,136
Goodyear Tire & Rubber Co. (The),

9.50%, 05/31/2025	100,000	102,523

5.00%, 07/15/2029(c)	462,000	408,927

		969,586

Tobacco–0.05%

Altria Group, Inc., 4.40%, 02/14/2026	134,000	133,111

B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	134,000	127,182

Vector Group Ltd., 5.75%, 02/01/2029(b)	317,000	283,883

		544,176

Trading Companies & Distributors–0.08%
Fortress Transportation and Infrastructure Investors LLC,

6.50%, 10/01/2025(b)	540,000	533,983

5.50%, 05/01/2028(b)	381,000	349,676

		883,659

Transaction & Payment Processing Services–0.04%

Block, Inc., 2.75%, 06/01/2026	276,000	250,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Multi-Asset Income Fund

	Principal Amount	Value
Transaction & Payment Processing Services–(continued)

Global Payments, Inc., 2.15%, 01/15/2027	$110,000	$ 98,757

Western Union Co. (The), 1.35%, 03/15/2026	75,000	67,585

		416,436

Wireless Telecommunication Services–0.12%
Sprint LLC,

7.63%, 02/15/2025	453,000	467,219

7.63%, 01/03/2026	940,000	996,224

		1,463,443

Total U.S. Dollar Denominated Bonds & Notes (Cost $404,950,778)		367,684,273

Equity Linked Notes–26.27%
Diversified Banks–23.66%
Bank of Montreal (Financial Select Sector SPDR® Fund) (Canada),

17.81%, 05/11/2023(b)	11,506,000	11,841,338

15.77%, 05/17/2023(b)	11,359,000	11,557,723

Bank of Montreal (Materials Select Sector SPDR® Fund) (Canada), 12.47%, 06/05/2023(b)	6,881,000	6,833,436

Bank of Montreal (MSCI EAFE Index) (Canada), 15.08%, 05/24/2023(b)	10,783,000	10,812,163

Bank of Montreal (Utilities Select Sector SPDR® Fund) (Canada), 14.40%, 05/02/2023	7,289,000	7,621,231
BNP Paribas (Consumer Discretionary Select Sector SPDR® Fund) (France),

17.33%, 05/16/2023(b)	9,096,000	9,199,263

14.10%, 05/30/2023(b)	8,868,000	8,835,732
BNP Paribas (Technology Select Sector SPDR® Fund) (France),

16.20%, 05/03/2023(b)	14,877,000	15,386,021

15.63%, 05/15/2023(b)	13,774,000	13,899,362

Canadian Imperial Bank of Commerce (Communication Services Select Sector SPDR® Fund) (Canada), 14.65%, 05/09/2023(b)	10,579,000	10,981,579

Citigroup Global Markets Holdings, Inc. (Technology Select Sector SPDR® Fund), 17.58%, 06/07/2023(b)	13,864,000	13,864,000

Citigroup, Inc. (Consumer Discretionary Select Sector SPDR® Fund), 16.20%, 05/08/2023(b)	9,377,000	9,563,476

Citigroup, Inc. (Health Care Select Sector SPDR® Fund), 14.03%, 05/12/2023(b)	12,404,000	12,422,376

Citigroup, Inc. (Materials Select Sector SPDR® Fund), 15.98%, 05/02/2023(b)	7,744,000	7,973,051

HSBC Bank PLC (Utilities Select Sector SPDR® Fund) (United Kingdom), 14.68%, 06/05/2023(b)	7,467,000	7,422,404

HSBC Holdings PLC (Industrial Select Sector SPDR® Fund) (United Kingdom), 16.49%, 06/02/2023(b)	11,474,000	11,603,003

	Principal Amount	Value
Diversified Banks–(continued)

HSBC Holdings PLC (Technology Select Sector SPDR® Fund) (United Kingdom), 13.61%, 05/26/2023(b)	$13,652,000	$ 13,803,388

J.P. Morgan Structured Products B.V. (Industrial Select Sector SPDR® Fund), 13.32%, 05/01/2023	11,377,000	11,433,902

JPMorgan Chase & Co. (Financial Select Sector SPDR® Fund), 15.23%, 05/31/2023(b)	11,249,000	11,116,215

JPMorgan Chase & Co. (Health Care Select Sector SPDR® Fund), 10.66%, 06/01/2023(b)	12,100,000	12,067,846

JPMorgan Chase & Co. (Industrial Select Sector SPDR® Fund), 13.99%, 05/25/2023(b)	11,330,000	11,150,025

Royal Bank of Canada (Technology Select Sector SPDR® Fund) (Canada), 13.15%, 05/23/2023(b)	13,494,000	13,590,003

Societe Generale S.A. (Consumer Staples Select Sector SPDR® Fund) (France), 8.10%, 05/22/2023(b)	9,959,000	10,058,186

Societe Generale S.A. (Energy Select Sector SPDR® Fund (France), 18.90%, 05/10/2023(b)	12,711,000	13,002,044

Societe Generale S.A. (Health Care Select Sector SPDR® Fund) (France), 11.81%, 05/18/2023(b)	12,072,000	12,026,684

		278,064,451

Investment Banking & Brokerage–2.61%

Goldman Sachs Group, Inc. (The) (Consumer Staples Select Sector SPDR® Fund), 11.68%, 05/05/2023(b)	9,039,000	9,267,902

Goldman Sachs Group, Inc. (The) (Technology Select Sector SPDR® Fund), 15.21%, 05/19/2023(b)	13,835,000	13,915,409

Goldman Sachs International (iShares U.S. Real Estate ETF), 14.53%, 05/10/2023(b)	7,480,000	7,527,995

		30,711,306

Total Equity Linked Notes (Cost $305,640,000)		308,775,757

U.S. Treasury Securities–21.49%
U.S. Treasury Bills–0.11%

3.95% - 4.77%, 05/11/2023(k)(l)	1,330,000	1,328,347

U.S. Treasury Bonds–18.36%

1.88%, 11/15/2051	316,500,000	215,763,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Multi-Asset Income Fund

	Principal Amount	Value
U.S. Treasury Notes–3.02%

0.13%, 12/15/2023	$1,500,000	$ 1,456,685

0.75%, 12/31/2023	6,000,000	5,836,361

1.13%, 01/15/2025	15,150,000	14,381,848

0.38%, 12/31/2025	6,000,000	5,492,109

1.25%, 12/31/2026	8,100,000	7,443,299

2.63%, 05/31/2027	900,000	867,129

		35,477,431

Total U.S. Treasury Securities (Cost $299,081,757)		252,569,762

	Shares
Preferred Stocks–6.65%
Alternative Carriers–0.06%

Qwest Corp., 6.50%, Pfd.	29,686	395,417

Qwest Corp., 6.75%, Pfd.	20,044	278,211

		673,628

Apparel, Accessories & Luxury Goods–0.01%

Fossil Group, Inc., 7.00%, Pfd.	4,555	87,274

Asset Management & Custody Banks–0.17%

Affiliated Managers Group, Inc., 5.88%, Pfd.	9,207	233,305

Affiliated Managers Group, Inc., 4.75%, Pfd.	8,884	177,147

Affiliated Managers Group, Inc., 4.20%, Pfd.	5,339	93,753

Apollo Asset Management, Inc., 6.38%, Series A, Pfd.	8,156	201,535

Apollo Asset Management, Inc., 6.38%, Series B, Pfd.	8,897	225,272

Northern Trust Corp., 4.70%, Series E, Pfd.	12,148	273,330

Oaktree Capital Group LLC, 6.63%, Series A, Pfd.	5,610	125,888

Oaktree Capital Group LLC, 6.55%, Series B, Pfd.	7,808	174,665

Prospect Capital Corp., 5.35%, Series A, Pfd.	4,555	72,607

State Street Corp., 5.35%, Series G, Pfd.(f)	15,185	386,003

		1,963,505

Automobile Manufacturers–0.14%

Ford Motor Co., 6.20%, Pfd.	22,778	571,728

Ford Motor Co., 6.00%, Pfd.	24,296	591,364

Ford Motor Co., 6.50%, Pfd.	18,221	438,944

		1,602,036

Broadline Retail–0.03%

Dillard’s Capital Trust I, 7.50%, Pfd.	6,074	156,102

QVC, Inc., 6.38%, Pfd.	6,833	61,497

QVC, Inc., 6.25%, Pfd.	15,192	135,057

		352,656

Commercial & Residential Mortgage Finance–0.02%

Merchants Bancorp, 6.00%, Series B, Pfd.(f)	4,184	86,316

Merchants Bancorp, 6.00%, Series C, Pfd.	6,372	121,896

Merchants Bancorp, 8.25%, Pfd.(f)	3,694	93,458

		301,670

	Shares	Value
Consumer Finance–0.25%

Capital One Financial Corp., 5.00%, Series I, Pfd.(c)	44,392	$ 910,924

Capital One Financial Corp., 4.80%, Series J, Pfd.	36,993	719,884

Capital One Financial Corp., 4.63%, Series K, Pfd.	5,390	100,362

Capital One Financial Corp., 4.38%, Series L, Pfd.	21,592	378,076

Capital One Financial Corp., 4.25%, Series N, Pfd.	12,577	219,846

Navient Corp., 6.00%, Pfd.	9,111	174,566

Synchrony Financial, 5.63%, Series A, Pfd.	22,777	386,070

		2,889,728

Data Center REITs–0.04%

Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	6,192	139,568

Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	6,299	157,286

Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	10,445	232,714

		529,568

Diversified Banks–1.60%

Bank of America Corp., 6.00%, Series GG, Pfd.	40,999	1,020,875

Bank of America Corp., 5.88%, Series HH, Pfd.	25,814	642,252

Bank of America Corp., 6.45%, Series K, Pfd.(f)	31,888	810,274

Bank of America Corp., 5.38%, Series KK, Pfd.	42,320	1,002,138

Bank of America Corp., 5.00%, Series LL, Pfd.	39,632	882,605

Bank of America Corp., 4.38%, Series NN, Pfd.	33,240	646,518

Bank of America Corp., 4.13%, Series PP, Pfd.	27,667	507,136

Bank of America Corp., 4.25%, Series QQ, Pfd.	39,389	744,058

Bank of America Corp., 4.75%, Series SS, Pfd.	20,851	435,786

Fifth Third Bancorp, 6.00%, Series A, Pfd.	6,459	155,016

Fifth Third Bancorp, 4.95%, Series K, Pfd.	7,178	163,658

JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	51,514	1,298,668

JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	56,184	1,437,187

JPMorgan Chase & Co., 4.75%, Series GG, Pfd.	27,333	612,806

JPMorgan Chase & Co., 4.55%, Series JJ, Pfd.	45,554	970,300

JPMorgan Chase & Co., 4.63%, Series LL, Pfd.	56,184	1,205,709

JPMorgan Chase & Co., 4.20%, Series MM, Pfd.	60,739	1,226,321

U.S. Bancorp, 5.50%, Series K, Pfd.	17,463	416,143

U.S. Bancorp, 3.75%, Series L, Pfd.	15,183	259,174

U.S. Bancorp, 4.00%, Series M, Pfd.(c)	22,777	412,036

U.S. Bancorp, 4.50%, Series O, Pfd.	13,667	279,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Multi-Asset Income Fund

	Shares	Value
Diversified Banks–(continued)

Wells Fargo & Co., 5.63%, Series Y, Pfd.	20,955	$ 495,586

Wells Fargo & Co., 4.75%, Series Z, Pfd.(c)	61,119	1,229,714

Wells Fargo & Co., 4.70%, Series AA, Pfd.	35,532	702,112

Wells Fargo & Co., 4.38%, Series CC, Pfd.	31,888	581,956

Wells Fargo & Co., 4.25%, Series DD, Pfd.	37,962	678,001

		18,815,929

Diversified Chemicals–0.01%

EIDP, Inc., 4.50%, Series B, Pfd.	1,270	118,072

Diversified Financial Services–0.19%

Brookfield BRP Holdings Canada, Inc., 4.63%, Pfd.	10,289	165,858

Brookfield BRP Holdings Canada, Inc., 4.88%, Pfd.	7,628	123,497

Carlyle Finance LLC, 4.63%, Pfd.	15,185	286,693

Equitable Holdings, Inc., 5.25%, Series A, Pfd.	24,210	519,789

Equitable Holdings, Inc., 4.30%, Series C, Pfd.	9,212	162,500

Jackson Financial, Inc., 8.00%, Pfd.(f)	16,703	416,406

KKR Group Finance Co. IX LLC, 4.63%, Pfd.	15,185	289,578

Voya Financial, Inc., 5.35%, Series B, Pfd.(f)	9,111	222,308

		2,186,629

Diversified REITs–0.02%

Global Net Lease, Inc., 7.25%, Series A, Pfd.	5,239	116,044

Global Net Lease, Inc., 6.88%, Series B, Pfd.	3,488	76,736

		192,780

Electric Utilities–0.47%

BIP Bermuda Holdings I Ltd., 5.13%, Pfd.	8,459	145,495

Brookfield Infrastructure Finance ULC, 5.00%, Pfd.	7,269	125,463

Duke Energy Corp., 5.63%, Pfd.	15,185	380,384

Duke Energy Corp., 5.75%, Series A, Pfd.	30,369	782,002

Entergy Arkansas LLC, 4.88%, Pfd.	12,343	288,332

Entergy Louisiana LLC, 4.88%, Pfd.	7,252	172,308

Entergy Mississippi LLC, 4.90%, Pfd.	8,463	201,419

Entergy New Orleans LLC, 5.50%, Pfd.	3,817	94,318

Georgia Power Co., 5.00%, Series 2017-A, Pfd.	8,199	204,975

National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	7,592	189,952

NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	20,879	536,173

Pacific Gas and Electric Co., 6.00%, Series A, Pfd.	3,198	73,170

SCE Trust II, 5.10%, Pfd.	6,681	138,230

SCE Trust IV, 5.38%, Series J, Pfd.(f)	9,870	200,855

SCE Trust V, 5.45%, Series K, Pfd.(f)	9,111	202,993

SCE Trust VI, 5.00%, Pfd.	14,426	285,491

	Shares	Value
Electric Utilities–(continued)

Southern Co. (The), 5.25%, Pfd.	13,666	$ 341,103

Southern Co. (The), 4.95%, Series 2020, Pfd.	30,370	701,243

Southern Co. (The), 4.20%, Series C, Pfd.	22,778	461,710

		5,525,616

Gas Utilities–0.02%

South Jersey Industries, Inc., 5.63%, Pfd.	4,788	69,833

Spire, Inc., 5.90%, Series A, Pfd.	7,592	193,672

		263,505

Integrated Telecommunication Services–0.30%

AT&T, Inc., 5.35%, Pfd.	40,164	952,690

AT&T, Inc., 5.63%, Pfd.(c)	25,055	627,878

AT&T, Inc., 5.00%, Series A, Pfd.	36,444	811,244

AT&T, Inc., 4.75%, Series C, Pfd.	53,147	1,109,709

		3,501,521

Investment Banking & Brokerage–0.50%

Brookfield Finance I (UK) PLC, 4.50%, Pfd.	7,526	116,954

Brookfield Finance, Inc., 4.63%, Series 50, Pfd.	13,005	211,851

Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	22,777	573,297

Charles Schwab Corp. (The), 4.45%, Series J, Pfd.	18,222	377,560

Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.(f)	21,259	536,365

Morgan Stanley, 5.85%, Series K, Pfd.(f)	30,370	759,554

Morgan Stanley, 6.38%, Series I, Pfd.(f)	30,370	763,198

Morgan Stanley, 4.88%, Series L, Pfd.	15,185	350,014

Morgan Stanley, 4.25%, Series O, Pfd.	39,480	770,255

Morgan Stanley, 6.50%, Series P, Pfd.	30,370	793,872

Stifel Financial Corp., 5.20%, Pfd.	6,010	136,968

Stifel Financial Corp., 6.25%, Series B, Pfd.	4,774	117,249

Stifel Financial Corp., 6.13%, Series C, Pfd.	7,351	178,703

Stifel Financial Corp., 4.50%, Series D, Pfd.	8,556	140,147

		5,825,987

Leisure Products–0.04%

Brunswick Corp., 6.50%, Pfd.	5,544	143,922

Brunswick Corp., 6.63%, Pfd.	3,239	85,575

Brunswick Corp., 6.38%, Pfd.	7,617	195,909

		425,406

Life & Health Insurance–0.64%

AEGON Funding Co. LLC, 5.10%, Pfd.	28,092	624,485

American Equity Investment Life Holding Co., 5.95%, Series A, Pfd.(f)	12,058	278,058

American Equity Investment Life Holding Co., 6.63%, Series B, Pfd.(f)	9,196	219,601

Athene Holding Ltd., 6.35%, Series A, Pfd.(f)	26,559	576,065

Athene Holding Ltd., 5.63%, Series B, Pfd.	12,051	241,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Multi-Asset Income Fund

	Shares	Value
Life & Health Insurance–(continued)

Athene Holding Ltd., 6.38%, Series C, Pfd.(f)	17,796	$ 401,300

Athene Holding Ltd., 4.88%, Series D, Pfd.	17,054	284,972

Athene Holding Ltd., 7.75%, Series E, Pfd.(f)	14,857	367,265

Brighthouse Financial, Inc., 6.25%, Pfd.	11,323	273,903

Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	12,833	307,222

Brighthouse Financial, Inc., 6.75%, Series B, Pfd.	12,153	303,825

Brighthouse Financial, Inc., 5.38%, Series C, Pfd.	17,362	302,967

Brighthouse Financial, Inc., 4.63%, Series D, Pfd.	11,048	169,366

CNO Financial Group, Inc., 5.13%, Pfd.	4,555	71,923

Globe Life, Inc., 4.25%, Pfd.	9,870	190,688

Lincoln National Corp., 9.00%, Series D, Pfd.	15,185	400,429

MetLife, Inc., 5.63%, Series E, Pfd.	24,447	611,175

MetLife, Inc., 4.75%, Series F, Pfd.	30,370	662,977

Prudential Financial, Inc., 5.63%, Pfd.	17,608	435,622

Prudential Financial, Inc., 4.13%, Pfd.	15,703	327,643

Prudential Financial, Inc., 5.95%, Pfd.	8,252	211,251

Unum Group, 6.25%, Pfd.	9,111	226,408

		7,489,009

Multi-line Insurance–0.07%

American International Group, Inc., 5.85%, Series A, Pfd.	15,185	382,510

Assurant, Inc., 5.25%, Pfd.	7,592	161,482

Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	10,478	259,435

		803,427

Multi-Utilities–0.20%

Algonquin Power & Utilities Corp., 6.20%, Series 19-A, Pfd.(f)	10,629	243,191

Brookfield Infrastructure Partners L.P., 5.13%, Series 13, Pfd.	7,036	125,241

Brookfield Infrastructure Partners L.P., 5.00%, Series 14, Pfd.	5,918	106,169

CMS Energy Corp., 5.63%, Pfd.	6,584	164,929

CMS Energy Corp., 5.88%, Pfd.(m)	8,616	214,280

CMS Energy Corp., 5.88%, Pfd.(m)	17,831	442,744

CMS Energy Corp., 4.20%, Series C, Pfd.	7,822	153,468

DTE Energy Co., 4.38%, Series G, Pfd.	5,948	128,893

DTE Energy Co., 4.38%, Pfd.	10,096	218,276

Sempra Energy, 5.75%, Pfd.	23,005	566,843

		2,364,034

Office REITs–0.06%

Hudson Pacific Properties, Inc., 4.75%, Series C, Pfd.	12,907	120,035

Office Properties Income Trust, 6.38%, Pfd.	4,920	62,828

SL Green Realty Corp., 6.50%, Series I, Pfd.	6,985	128,594

Vornado Realty Trust, 5.40%, Series L, Pfd.	8,869	118,135

	Shares	Value
Office REITs–(continued)

Vornado Realty Trust, 5.25%, Series M, Pfd.	10,046	$ 126,680

Vornado Realty Trust, 5.25%, Series N, Pfd.	9,392	114,301

Vornado Realty Trust, 4.45%, Series O, Pfd.	8,670	95,110

		765,683

Office Services & Supplies–0.02%

Pitney Bowes, Inc., 6.70%, Pfd.	12,907	193,347

Oil & Gas Storage & Transportation–0.05%

Energy Transfer L.P., 7.60%, Series E, Pfd.(f)	24,296	561,724

Other Specialized REITs–0.00%

EPR Properties, 5.75%, Series G, Pfd.	3,150	61,740

Property & Casualty Insurance–0.33%

Allstate Corp. (The), 5.10%, Series H, Pfd.	34,925	832,961

Allstate Corp. (The), 4.75%, Series I, Pfd.	9,110	218,002

American Financial Group, Inc., 5.88%, Pfd.	3,583	92,513

American Financial Group, Inc., 5.13%, Pfd.	6,348	145,623

American Financial Group, Inc., 5.63%, Pfd.	3,813	93,152

American Financial Group, Inc., 4.50%, Pfd.	6,906	133,838

Arch Capital Group Ltd., 5.45%, Series F, Pfd.	10,023	232,634

Arch Capital Group Ltd., 4.55%, Series G, Pfd.	15,184	291,229

Argo Group International Holdings Ltd., 7.00%, Pfd.(f)	4,438	106,379

Argo Group U.S., Inc., 6.50%, Pfd.	4,490	102,731

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	7,415	152,008

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	7,485	153,517

AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	16,703	379,325

Kemper Corp., 5.88%, Pfd.(f)	4,555	87,912

PartnerRe Ltd., 4.88%, Series J, Pfd.	6,074	120,630

Selective Insurance Group, Inc., 4.60%, Series B, Pfd.	6,074	105,384

W.R. Berkley Corp., 5.70%, Pfd.	5,619	139,295

W.R. Berkley Corp., 5.10%, Pfd.	9,111	204,997

W.R. Berkley Corp., 4.25%, Pfd.	7,592	150,094

W.R. Berkley Corp., 4.13%, Pfd.	9,111	163,542

		3,905,766

Real Estate Operating Companies–0.05%

Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	5,770	87,531

Brookfield Property Partners L.P., 6.38%, Series A-2, Pfd.	7,182	99,686

Brookfield Property Partners L.P., 5.75%, Series A, Pfd.	8,533	106,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Multi-Asset Income Fund

	Shares	Value
Real Estate Operating Companies–(continued)

Brookfield Property Preferred L.P., 6.25%, Pfd.	19,803	$ 297,441

		591,321

Regional Banks–0.70%

Associated Banc-Corp, 5.88%, Series E, Pfd.	2,952	57,918

Associated Banc-Corp, 5.63%, Series F, Pfd.	2,952	59,630

Associated Banc-Corp, 6.63%, Pfd.(f)	9,248	228,980

Bank of Hawaii Corp., 4.38%, Series A, Pfd.	5,467	85,613

Bank OZK, 4.63%, Series A, Pfd.	10,629	166,344

Cadence Bank, 5.50%, Series A, Pfd.	5,239	111,434

Citizens Financial Group, Inc., 6.35%, Series D, Pfd.(f)	8,413	192,994

Citizens Financial Group, Inc., 5.00%, Series E, Pfd.	14,497	284,141

Cullen/Frost Bankers, Inc., 4.45%, Series B, Pfd.	4,555	88,777

First Citizens BancShares, Inc., 5.38%, Series A, Pfd.	10,319	227,121

First Citizens BancShares, Inc., 5.63%, Series C, Pfd.	6,231	133,219

First Horizon Corp., 6.50%, Pfd.	5,014	118,381

First Horizon Corp., 6.10%, Series D, Pfd.(f)	2,866	63,597

First Horizon Corp., 4.70%, Series F, Pfd.	4,222	82,751

Fulton Financial Corp., 5.13%, Series A, Pfd.	6,074	100,828

Hancock Whitney Corp., 6.25%, Pfd.	5,239	127,334

Huntington Bancshares, Inc., 4.50%, Series H, Pfd.	14,688	281,422

Huntington Bancshares, Inc., 5.70%, Series C, Pfd.	5,340	120,524

Huntington Bancshares, Inc., 6.88%, Series J, Pfd.(f)	10,221	253,481

KeyCorp, 6.13%, Series E, Pfd.(f)	15,184	341,488

KeyCorp, 5.65%, Series F, Pfd.	12,908	277,393

KeyCorp, 5.63%, Series G, Pfd.	13,666	287,396

KeyCorp, 6.20%, Pfd.(f)	18,222	404,528

M&T Bank Corp., 5.63%, Series H, Pfd.(f)	7,592	174,920

New York Community Bancorp, Inc., 6.38%, Series A, Pfd.(f)	15,640	366,132

Old National Bancorp, 7.00%, Series C, Pfd.	3,698	95,408

Old National Bancorp, 7.00%, Series A, Pfd.	3,302	81,592

PacWest Bancorp, 7.75%, Series A, Pfd.(f)	15,587	244,872

Popular Capital Trust II, 6.13%, Pfd.	3,068	79,093

Regions Financial Corp., 6.38%, Series B, Pfd.(f)	14,850	355,806

Regions Financial Corp., 5.70%, Series C, Pfd.(f)	15,569	360,267

Regions Financial Corp., 4.45%, Series E, Pfd.	12,135	229,352

Synovus Financial Corp., 5.88%, Series E, Pfd.(f)	10,629	224,910

Texas Capital Bancshares, Inc., 5.75%, Series B, Pfd.	9,111	185,318

	Shares	Value
Regional Banks–(continued)

Truist Financial Corp., 5.25%, Series O, Pfd.(c)	17,462	$ 411,055

Truist Financial Corp., 4.75%, Series R, Pfd.	28,092	603,697

Valley National Bancorp, 6.25%, Series A, Pfd.(f)	3,493	64,446

Washington Federal, Inc., 4.88%, Series A, Pfd.	9,111	143,043

Webster Financial Corp., 5.25%, Series F, Pfd.	4,555	90,371

Western Alliance Bancorporation, 4.25%, Series A, Pfd.(f)	9,111	143,954

Wintrust Financial Corp., 6.50%, Series D, Pfd.(f)	4,273	103,193

Wintrust Financial Corp., 6.88%, Series E, Pfd.(f)	8,242	195,088

		8,247,811

Reinsurance–0.15%

Enstar Group Ltd., 7.00%, Series D, Pfd.(f)	12,102	277,136

Enstar Group Ltd., 7.00%, Series E, Pfd.	3,384	82,197

Reinsurance Group of America, Inc., 5.75%, Pfd.(f)	12,432	314,903

Reinsurance Group of America, Inc., 7.13%, Pfd.(f)	20,980	550,725

RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	7,594	183,471

RenaissanceRe Holdings Ltd., 4.20%, Series G, Pfd.	15,183	278,304

SiriusPoint Ltd., 8.00%, Series B, Pfd.(f)	6,074	136,179

		1,822,915

Renewable Electricity–0.01%

Brookfield Renewable Partners L.P., 5.25%, Series 17, Pfd.	5,468	103,892

Retail REITs–0.06%

Agree Realty Corp., 4.25%, Series A, Pfd.	5,315	101,676

Federal Realty Investment Trust, 5.00%, Series C, Pfd.	3,150	69,426

Kimco Realty Corp., 5.13%, Series L, Pfd.	5,916	134,175

Kimco Realty Corp., 5.25%, Series M, Pfd.	8,826	201,939

SITE Centers Corp., 6.38%, Series A, Pfd.	5,315	129,367

Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	5,239	125,736

		762,319

Self-Storage REITs–0.24%

Public Storage, 5.15%, Series F, Pfd.	8,551	210,611

Public Storage, 5.05%, Series G, Pfd.	9,162	224,011

Public Storage, 5.60%, Series H, Pfd.	8,703	222,971

Public Storage, 4.88%, Series I, Pfd.	9,658	221,941

Public Storage, 4.70%, Series J, Pfd.	9,441	206,003

Public Storage, 4.75%, Series K, Pfd.	7,023	154,365

Public Storage, 4.63%, Series L, Pfd.	17,255	375,641

Public Storage, 4.13%, Series M, Pfd.	7,023	135,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Multi-Asset Income Fund

	Shares		Value
Self-Storage REITs–(continued)

Public Storage, 3.88%, Series N, Pfd.		8,627	$ 161,152

Public Storage, 3.90%, Series O, Pfd.		5,192	97,142

Public Storage, 4.00%, Series P, Pfd.		18,438	356,038

Public Storage, 3.95%, Series Q, Pfd.		4,388	80,739

Public Storage, 4.00%, Series R, Pfd.		13,284	248,411

Public Storage, 4.10%, Series S, Pfd.		5,051	97,030

			2,791,950

Single-Family Residential REITs–0.01%

American Homes 4 Rent, 5.88%, Series G, Pfd.		3,814	92,986

American Homes 4 Rent, 6.25%, Series H, Pfd.		3,184	80,555

			173,541

Trading Companies & Distributors–0.09%

FTAI Aviation Ltd., 8.25%, Series A, Pfd.(f)		3,487	80,236

FTAI Aviation Ltd., 8.00%, Series B, Pfd.(f)		3,596	78,752

FTAI Aviation Ltd., 8.25%, Series C, Pfd.(f)		3,031	69,743

Triton International Ltd., 8.00%, Pfd.		4,365	108,994

Triton International Ltd., 7.38%, Pfd.		5,315	122,192

Triton International Ltd., 6.88%, Pfd.		4,555	102,078

Triton International Ltd., 5.75%, Series E, Pfd.		5,315	101,729

WESCO International, Inc., 10.63%, Series A, Pfd.(f)		16,409	446,325

			1,110,049

Wireless Telecommunication Services–0.10%

Telephone and Data Systems, Inc., 6.63%, Series UU, Pfd.		12,755	190,942

Telephone and Data Systems, Inc., 6.00%, Series VV, Pfd.		20,957	281,453

United States Cellular Corp., 6.25%, Pfd.		15,184	254,939

United States Cellular Corp., 5.50%, Pfd.		15,184	229,734

United States Cellular Corp., 5.50%, Pfd.		15,184	231,556

			1,188,624

Total Preferred Stocks (Cost $82,081,648)			78,192,662

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.88%(n)

Aerospace & Defense–0.02%

Thales S.A. (France), 0.75%, 01/23/2025(b)	EUR	200,000	210,190

Agricultural Products & Services–0.01%

Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	125,000	130,241

Apparel, Accessories & Luxury Goods–0.01%

PVH Corp., 3.13%, 12/15/2027(b)	EUR	100,000	105,774

Automobile Manufacturers–0.05%

BMW Finance N.V. (Germany), 1.00%, 01/21/2025(b)	EUR	150,000	159,817

	Principal Amount		Value
Automobile Manufacturers–(continued)

Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(b)	EUR	45,000	$ 48,172

Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(b)	EUR	100,000	103,738
Volkswagen Financial Services AG (Germany),

0.13%, 02/12/2027(b)	EUR	90,000	86,317

2.25%, 10/01/2027(b)	EUR	49,000	50,653
Volkswagen Leasing GmbH (Germany),

1.50%, 06/19/2026(b)	EUR	100,000	102,416

0.38%, 07/20/2026(b)	EUR	85,000	83,673

			634,786

Automotive Parts & Equipment–0.01%

Magna International, Inc. (Canada), 1.50%, 09/25/2027	EUR	100,000	101,799

Brewers–0.02%

Anheuser-Busch InBev S.A./N.V. (Belgium), 2.88%, 09/25/2024(b)	EUR	175,000	192,908

Broadcasting–0.02%

ITV PLC (United Kingdom), 1.38%, 09/26/2026(b)	EUR	125,000	127,034

TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(b)	EUR	100,000	104,998

			232,032

Cable & Satellite–0.01%

SES S.A. (Luxembourg), 1.63%, 03/22/2026(b)	EUR	120,000	123,042

Casinos & Gaming–0.02%

Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(b)(e)	EUR	216,503	205,166

Commercial & Residential Mortgage Finance–0.01%

Aareal Bank AG (Germany), 0.50%, 04/07/2027(b)	EUR	200,000	174,088

Construction Machinery & Heavy Transportation Equipment– 0.01%

Metso Outotec OYJ (Finland), 1.13%, 06/13/2024(b)	EUR	100,000	106,743

Construction Materials–0.00%

HeidelbergCement Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(b)	EUR	60,000	62,660

Diversified Banks–0.25%

Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(b)	EUR	200,000	210,363
Banco Santander S.A. (Spain),

3.13%, 01/19/2027(b)	EUR	100,000	105,876

0.50%, 02/04/2027(b)	EUR	100,000	96,702

Bankinter S.A. (Spain), 0.88%, 07/08/2026(b)	EUR	100,000	99,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Diversified Banks–(continued)
Banque Federative du Credit Mutuel S.A. (France),

1.25%, 01/14/2025(b)	EUR	100,000	$ 105,444

2.13%, 09/12/2026(b)	EUR	100,000	103,459

0.63%, 11/19/2027(b)	EUR	100,000	94,383

Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(b)	EUR	200,000	201,645
BNP Paribas S.A. (France),

1.50%, 11/17/2025(b)	EUR	100,000	105,470

2.88%, 10/01/2026(b)	EUR	100,000	105,593

0.25%, 04/13/2027(b)(f)	EUR	100,000	98,195

BPCE S.A. (France), 0.63%, 09/26/2024(b)	EUR	200,000	210,659
Credit Agricole S.A. (France),

1.00%, 09/16/2024(b)	EUR	100,000	106,056

1.38%, 03/13/2025(b)	EUR	200,000	211,371

0.38%, 10/21/2025(b)	EUR	100,000	102,131

de Volksbank N.V. (Netherlands), 0.01%, 09/16/2024(b)	EUR	100,000	104,800

ING Groep N.V. (Netherlands), 1.13%, 02/14/2025(b)	EUR	100,000	105,422

Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(b)	EUR	100,000	102,165

Mizuho Financial Group, Inc. (Japan), 4.16%, 05/20/2028(b)	EUR	100,000	110,694

Natwest Group PLC (United Kingdom), 4.07%, 09/06/2028(b)(f)	EUR	100,000	109,229

Nordea Bank Abp (Finland), 1.13%, 02/12/2025(b)	EUR	100,000	105,320

Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(b)	EUR	200,000	191,497

Standard Chartered PLC (United Kingdom), 0.90%, 07/02/2027(b)(f)	EUR	100,000	98,858

Swedbank AB (Sweden), 0.30%, 05/20/2027(b)(f)	EUR	100,000	97,473

			2,981,877

Diversified Capital Markets–0.04%
Deutsche Bank AG (Germany),

2.63%, 02/12/2026(b)	EUR	100,000	103,872

0.75%, 02/17/2027(b)(f)	EUR	100,000	97,771

Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(b)	EUR	100,000	96,979

UBS Group AG (Switzerland), 0.25%, 11/05/2028(b)(f)	EUR	200,000	180,481

			479,103

Diversified Chemicals–0.02%

BASF SE (Germany),

0.25%, 06/05/2027(b)	EUR	100,000	98,507

3.13%, 06/29/2028(b)	EUR	100,000	109,962

			208,469

Diversified Financial Services–0.03%

Clearstream Banking AG (Germany), 0.00%, 12/01/2025(b)	EUR	100,000	100,886

	Principal Amount		Value
Diversified Financial Services–(continued)

LeasePlan Corp. N.V. (Netherlands), 3.50%, 04/09/2025(b)	EUR	200,000	$ 217,543

OP Corporate Bank PLC (Finland), 0.60%, 01/18/2027	EUR	100,000	96,733

			415,162

Electric Utilities–0.03%

AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(b)	EUR	100,000	101,718

EDP Finance B.V. (Portugal), 1.50%, 11/22/2027(b)	EUR	100,000	100,901

Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(b)	EUR	140,000	135,592

			338,211

Food Retail–0.01%

ELO SACA (France), 2.88%, 01/29/2026(b)	EUR	100,000	106,034

Gas Utilities–0.01%

2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(b)	EUR	100,000	103,263

Health Care Equipment–0.01%

Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR	100,000	105,617

Health Care Services–0.00%

Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(b)	EUR	30,000	29,898

Health Care Supplies–0.01%

EssilorLuxottica S.A. (France), 2.38%, 04/09/2024(b)	EUR	100,000	109,178

Household Appliances–0.01%

Whirlpool Finance Luxembourg S.a.r.l., 1.10%, 11/09/2027	EUR	100,000	98,572

Household Products–0.01%

Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	75,000	88,636

Integrated Oil & Gas–0.03%

Eni S.p.A. (Italy), 1.00%, 03/14/2025(b)	EUR	130,000	137,241

Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(b)	EUR	160,000	167,572

			304,813

Investment Banking & Brokerage–0.00%

Goldman Sachs Group, Inc. (The), 0.25%, 01/26/2028(b)	EUR	72,000	66,614

IT Consulting & Other Services–0.02%

DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	103,260

International Business Machines Corp., 1.25%, 01/29/2027	EUR	100,000	102,200

			205,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Multi-Asset Income Fund

	Principal Amount		Value
Life & Health Insurance–0.01%

Ethias S.A. (Belgium), 5.00%, 01/14/2026(b)	EUR	100,000	$ 110,250

Multi-line Insurance–0.02%

Cloverie PLC for Zurich Insurance Co. Ltd. (Switzerland), 1.75%, 09/16/2024(b)	EUR	100,000	107,090

New York Life Global Funding, 0.25%, 01/23/2027(b)	EUR	100,000	97,366

			204,456

Multi-Sector Holdings–0.02%

Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	100,000	101,005

Groupe Bruxelles Lambert N.V. (Belgium), 1.88%, 06/19/2025(b)	EUR	100,000	106,394

			207,399

Office REITs–0.02%

Globalworth Real Estate Investments Ltd. (Poland), 2.95%, 07/29/2026(b)	EUR	100,000	86,668

Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(b)	EUR	200,000	208,844

			295,512

Oil & Gas Exploration & Production–0.01%

APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(b)	EUR	100,000	102,073

Passenger Airlines–0.01%

easyJet FinCo B.V. (United Kingdom), 1.88%, 03/03/2028(b)	EUR	100,000	96,851

Pharmaceuticals–0.03%

Bayer AG (Germany), 0.38%, 07/06/2024(b)	EUR	200,000	212,409

Novartis Finance S.A. (Switzerland), 1.63%, 11/09/2026(b)	EUR	100,000	104,495

			316,904

Precious Metals & Minerals–0.01%

Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(b)	EUR	100,000	104,456

Rail Transportation–0.01%

Autostrade Per L’Italia S.p.A. (Italy), 2.00%, 12/04/2028(b)	EUR	100,000	96,191

Real Estate Operating Companies–0.01%

Samhallsbyggnadsbolaget i Norden AB (Sweden), 1.13%, 09/04/2026(b)	EUR	100,000	80,270

Regional Banks–0.01%

Credit Mutuel Arkea S.A. (France), 0.38%, 10/03/2028(b)	EUR	100,000	91,418

	Principal Amount			Value
Regional Banks–(continued)

SpareBank 1 SMN (Norway), 0.01%, 02/18/2028(b)		EUR	100,000	$ 90,985

				182,403

Renewable Electricity–0.01%

Southern Power Co., 1.85%, 06/20/2026		EUR	100,000	104,065

Restaurants–0.01%

Sodexo S.A. (France), 0.75%, 04/27/2025(b)		EUR	150,000	156,624

Telecom Tower REITs–0.01%

American Tower Corp., 1.95%, 05/22/2026		EUR	100,000	104,201

Tobacco–0.01%

Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(b)		EUR	100,000	108,296

Transaction & Payment Processing Services–0.01%

Euronet Worldwide, Inc., 1.38%, 05/22/2026		EUR	100,000	99,436

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,908,485)				10,289,723

Asset-Backed Securities–0.00%

Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037	$		48,681	40,554

GMACM Home Equity Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/2037(o)			1,437	1,435

Total Asset-Backed Securities (Cost $45,645)				41,989

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%

Fannie Mae REMICs, IO, 4.85% (9.80% - (1.00 x 1 mo. USD LIBOR)), 03/17/2031 (Cost $0)(p)			13	0

	Shares
Money Market Funds–16.61%

Invesco Government & Agency Portfolio, Institutional Class, 4.78%(q)(r)			68,326,944	68,326,944

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(q)(r)			48,801,867	48,816,508

Invesco Treasury Portfolio, Institutional Class, 4.77%(q)(r)			78,087,935	78,087,935

Total Money Market Funds (Cost $195,221,885)				195,231,387

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-103.19% (Cost $1,297,930,198)				1,212,785,553

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.09%

Invesco Private Government Fund, 4.83%(q)(r)(s)			10,165,469	10,165,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Multi-Asset Income Fund

	Shares	Value
Money Market Funds–(continued)

Invesco Private Prime Fund, 4.99%(q)(r)(s)	26,139,779	$26,139,779

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,307,642)		36,305,248

TOTAL INVESTMENTS IN SECURITIES–106.28% (Cost $1,334,237,840)		1,249,090,801

OTHER ASSETS LESS LIABILITIES–(6.28)%		(73,797,513)

NET ASSETS–100.00%		$1,175,293,288

Investment Abbreviations:
ETF	– Exchange-Traded Fund
EUR	– Euro
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SPDR®	– Standard & Poor’s Depositary Receipt
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $526,085,131, which represented 44.76% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)	Restricted security. The aggregate value of these securities at April 30, 2023 was $1,683,155, which represented less than 1% of the Fund’s Net Assets.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at April 30, 2023 was $1,386,825, which represented less than 1% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2023.
(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(p)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(q)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$71,909,306	$148,684,106	$(152,266,468)	$-	$-	$68,326,944	$1,447,873
Invesco Liquid Assets Portfolio, Institutional Class	51,368,964	106,202,934	(108,761,764)	4,429	1,945	48,816,508	1,070,099
Invesco Treasury Portfolio, Institutional Class	82,182,063	169,924,693	(174,018,821)	-	-	78,087,935	1,654,108
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	11,815,323	31,464,035	(33,113,889)	-	-	10,165,469	209,321*
Invesco Private Prime Fund	30,374,276	66,635,601	(70,869,832)	(2,291)	2,025	26,139,779	574,530*
Total	$247,649,932	$522,911,369	$(539,030,774)	$2,138	$3,970	$231,536,635	$4,955,931

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Multi-Asset Income Fund

(r)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

EURO STOXX 50 Index	490	June-2023	$23,325,029	$1,131,836	$1,131,836

FTSE 100 Index	333	June-2023	32,904,394	1,205,478	1,205,478

MSCI Emerging Markets Index	125	June-2023	6,151,250	(69,227)	(69,227)

Tokyo Stock Price Index	341	June-2023	51,508,532	1,011,078	1,011,078

Subtotal				3,279,165	3,279,165

Interest Rate Risk

U.S. Treasury 5 Year Notes	36	June-2023	3,950,719	(5,219)	(5,219)

U.S. Treasury 10 Year Notes	112	June-2023	12,902,750	360,969	360,969

U.S. Treasury 10 Year Ultra Notes	84	June-2023	10,202,063	288,734	288,734

U.S. Treasury Ultra Bonds	41	June-2023	5,797,656	204,562	204,562

Subtotal				849,046	849,046

Subtotal–Long Futures Contracts				4,128,211	4,128,211

Short Futures Contracts

Equity Risk

E-Mini Russell 2000 Index	207	June-2023	(18,369,180)	367,929	367,929

E-Mini S&P 500 Index	32	June-2023	(6,701,600)	(250,562)	(250,562)

Subtotal				117,367	117,367

Interest Rate Risk

Euro-Bobl	37	June-2023	(4,809,674)	(105,430)	(105,430)

Euro-Bund	301	June-2023	(44,961,461)	(1,127,139)	(1,127,139)

Euro-Schatz	27	June-2023	(3,143,970)	(21,217)	(21,217)

Long Gilt	340	June-2023	(43,353,362)	(331,854)	(331,854)

U.S. Treasury 2 Year Notes	67	June-2023	(13,812,992)	(121,187)	(121,187)

U.S. Treasury Long Bonds	164	June-2023	(21,591,625)	(1,000,067)	(1,000,067)

Subtotal				(2,706,894)	(2,706,894)

Subtotal–Short Futures Contracts				(2,589,527)	(2,589,527)

Total Futures Contracts				$1,538,684	$1,538,684

(a)	Futures contracts collateralized by $14,965,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Forward Foreign Currency Contracts

						Unrealized Appreciation (Depreciation)
Settlement Date		Contract to
	Counterparty	Deliver		Receive

Currency Risk

05/10/2023	Bank of America, N.A.	USD	199,337	EUR	183,000	$2,399

05/10/2023	Goldman Sachs International	USD	45,847	EUR	43,000	1,556

05/10/2023	J.P. Morgan Chase Bank, N.A.	USD	70,891	EUR	65,000	764

Subtotal–Appreciation						4,719

Currency Risk

05/10/2023	Bank of America, N.A.	EUR	86,000	USD	93,613	(1,193)

05/10/2023	J.P. Morgan Chase Bank, N.A.	EUR	65,000	USD	69,212	(2,443)

05/10/2023	State Street Bank & Trust Co.	EUR	9,056,000	USD	9,720,480	(262,722)

05/10/2023	UBS AG	EUR	210,000	USD	229,627	(1,874)

Subtotal–Depreciation						(268,232)

Total Forward Foreign Currency Contracts						$(263,513)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Multi-Asset Income Fund

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Markit CDX North America High Yield Index, Series 39, Version 2	Sell	5.00%	Quarterly	12/20/2027	4.463%	USD 1,608,750	$36,276	$32,166	$(4,110)

(a)	Swaps are collateralized by $137,831 cash held with Merrill Lynch International, the Counterparty.
(b)

Implied credit spreads represent the current level, as of April 30, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR –Euro

USD –U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2023

U.S. Dollar Denominated Bonds & Notes	31.29%

Equity Linked Notes	26.27

U.S. Treasury Securities	21.49

Preferred Stocks	6.65

Security Types Each Less Than 1% of Portfolio	0.88

Money Market Funds Plus Other Assets Less Liabilities	13.42

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,102,708,313)*	$1,017,554,166

Investments in affiliated money market funds, at value (Cost $231,529,527)	231,536,635

Other investments:
Variation margin receivable–centrally cleared swap agreements	318,480

Unrealized appreciation on forward foreign currency contracts outstanding	4,719

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	14,965,000

Cash collateral – centrally cleared swap agreements	137,831

Cash	25,334,876

Foreign currencies, at value (Cost $15,454)	15,483

Receivable for:
Investments sold	263,645

Fund shares sold	249,625

Dividends	1,155,299

Interest	10,702,227

Investment for trustee deferred compensation and retirement plans	190,258

Other assets	66,373

Total assets	1,302,494,617

Liabilities:
Other investments:
Variation margin payable – futures contracts	157,162

Unrealized depreciation on forward foreign currency contracts outstanding	268,232

Payable for:
Investments purchased	88,017,000

Fund shares reacquired	1,300,293

Collateral upon return of securities loaned	36,307,642

Accrued fees to affiliates	615,400

Accrued trustees’ and officers’ fees and benefits	205

Accrued other operating expenses	305,709

Trustee deferred compensation and retirement plans	229,686

Total liabilities	127,201,329

Net assets applicable to shares outstanding	$1,175,293,288

Net assets consist of:
Shares of beneficial interest	$1,907,092,140

Distributable earnings (loss)	(731,798,852)

$1,175,293,288

Net Assets:
Class A	$863,210,295

Class C	$75,968,759

Class R	$25,055,079

Class Y	$161,235,554

Class R5	$9,471

Class R6	$49,814,130

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	110,593,813

Class C	9,736,064

Class R	3,207,717

Class Y	20,642,539

Class R5	1,212

Class R6	6,377,625

Class A:
Net asset value per share	$7.81

Maximum offering price per share (Net asset value of $7.81 ÷ 94.50%)	$8.26

Class C:
Net asset value and offering price per share	$7.80

Class R:
Net asset value and offering price per share	$7.81

Class Y:
Net asset value and offering price per share	$7.81

Class R5:
Net asset value and offering price per share	$7.81

Class R6:
Net asset value and offering price per share	$7.81

*	At April 30, 2023, securities with an aggregate value of $35,984,259 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Multi-Asset Income Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Interest	$37,944,984

Dividends (net of foreign withholding taxes of $773)	2,262,709

Dividends from affiliated money market funds (includes net securities lending income of $125,616)	4,297,696

Total investment income	44,505,389

Expenses:
Advisory fees	2,717,604

Administrative services fees	85,301

Custodian fees	28,061

Distribution fees:
Class A	994,822

Class C	401,407

Class R	60,196

Transfer agent fees – A, C, R and Y	808,544

Transfer agent fees – R5	26

Transfer agent fees – R6	7,582

Trustees’ and officers’ fees and benefits	13,613

Registration and filing fees	50,142

Reports to shareholders	49,201

Professional services fees	38,224

Other	(369,556)

Total expenses	4,885,167

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(451,736)

Net expenses	4,433,431

Net investment income	40,071,958

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(37,625,784)

Affiliated investment securities	3,970

Foreign currencies	(271,779)

Forward foreign currency contracts	(525,007)

Futures contracts	(10,475,062)

Swap agreements	188,002

(48,705,660)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	94,065,080

Affiliated investment securities	2,138

Foreign currencies	140,544

Forward foreign currency contracts	(368,589)

Futures contracts	4,008,787

Swap agreements	(62,518)

97,785,442

Net realized and unrealized gain	49,079,782

Net increase in net assets resulting from operations	$89,151,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income	$40,071,958	$82,010,526

Net realized gain (loss)	(48,705,660)	(146,212,849)

Change in net unrealized appreciation (depreciation)	97,785,442	(218,104,297)

Net increase (decrease) in net assets resulting from operations	89,151,740	(282,306,620)

Distributions to shareholders from distributable earnings:
Class A	(29,292,255)	(63,724,100)

Class C	(2,444,623)	(6,302,892)

Class R	(792,908)	(1,654,502)

Class Y	(5,783,645)	(14,535,382)

Class R5	(1,648)	(4,645)

Class R6	(1,798,302)	(3,841,106)

Total distributions from distributable earnings	(40,113,381)	(90,062,627)

Share transactions–net:
Class A	(25,398,510)	(62,425,231)

Class C	(11,563,144)	(33,565,852)

Class R	610,111	(16,663,281)

Class Y	(18,139,061)	(43,908,235)

Class R5	(55,128)	3,957

Class R6	(2,593,313)	665,585

Net increase (decrease) in net assets resulting from share transactions	(57,139,045)	(155,893,057)

Net increase (decrease) in net assets	(8,100,686)	(528,262,304)

Net assets:
Beginning of period	1,183,393,974	1,711,656,278

End of period	$1,175,293,288	$1,183,393,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Multi-Asset Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$7.49	$0.26	$0.32	$0.58	$(0.26)	$–	$(0.26)	$7.81	7.88	%(d)	$863,210	0.73	%(d)(e)	0.82	%(d)(e)	6.86	%(d)(e)	30%
Year ended 10/31/22	9.75	0.50	(2.21)	(1.71)	(0.55)	–	(0.55)	7.49	(18.16	)(d)	852,899	0.82	(d)	0.87	(d)	5.68	(d)	94
Year ended 10/31/21	9.26	0.48	0.59	1.07	(0.58)	–	(0.58)	9.75	11.73	(d)	1,178,389	0.82	(d)	0.91	(d)	4.93	(d)	53
Year ended 10/31/20	10.79	0.58	(1.55)	(0.97)	(0.56)	–	(0.56)	9.26	(8.97	)(d)	1,209,154	0.82	(d)	0.92	(d)	6.13	(d)	117
Year ended 10/31/19	10.07	0.55	0.74	1.29	(0.57)	–	(0.57)	10.79	13.18		188,655	0.84		0.97		5.21		76
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)		131,971	0.85		1.00		4.76		59
Class C
Six months ended 04/30/23	7.49	0.23	0.31	0.54	(0.23)	–	(0.23)	7.80	7.33		75,969	1.50	(e)	1.59	(e)	6.09	(e)	30
Year ended 10/31/22	9.75	0.43	(2.21)	(1.78)	(0.48)	–	(0.48)	7.49	(18.80)		84,143	1.59		1.64		4.91		94
Year ended 10/31/21	9.26	0.40	0.60	1.00	(0.51)	–	(0.51)	9.75	10.89		147,030	1.59		1.68		4.16		53
Year ended 10/31/20	10.78	0.51	(1.54)	(1.03)	(0.49)	–	(0.49)	9.26	(9.58)		210,967	1.59		1.69		5.36		117
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	–	(0.49)	10.78	12.35		118,619	1.59		1.72		4.46		76
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)		85,370	1.60		1.75		4.01		59
Class R
Six months ended 04/30/23	7.49	0.25	0.32	0.57	(0.25)	–	(0.25)	7.81	7.73		25,055	1.00	(e)	1.09	(e)	6.59	(e)	30
Year ended 10/31/22	9.76	0.47	(2.22)	(1.75)	(0.52)	–	(0.52)	7.49	(18.47)		23,452	1.09		1.14		5.41		94
Year ended 10/31/21	9.27	0.45	0.59	1.04	(0.55)	–	(0.55)	9.76	11.43		47,214	1.09		1.18		4.66		53
Year ended 10/31/20	10.78	0.55	(1.52)	(0.97)	(0.54)	–	(0.54)	9.27	(9.02)		55,930	1.09		1.19		5.86		117
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	–	(0.55)	10.78	12.80		5,202	1.09		1.22		4.96		76
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)		2,220	1.10		1.25		4.51		59
Class Y
Six months ended 04/30/23	7.49	0.27	0.32	0.59	(0.27)	–	(0.27)	7.81	8.00		161,236	0.50	(e)	0.59	(e)	7.09	(e)	30
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	–	(0.57)	7.49	(18.05)		172,528	0.59		0.64		5.91		94
Year ended 10/31/21	9.27	0.50	0.59	1.09	(0.60)	–	(0.60)	9.76	11.99		274,095	0.59		0.68		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	–	(0.59)	9.27	(8.65)		360,565	0.59		0.69		6.36		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	–	(0.60)	10.79	13.47		397,303	0.59		0.72		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		288,116	0.60		0.75		5.01		59
Class R5
Six months ended 04/30/23	7.49	0.27	0.32	0.59	(0.27)	–	(0.27)	7.81	8.01		9	0.50	(e)	0.55	(e)	7.09	(e)	30
Year ended 10/31/22	9.75	0.52	(2.21)	(1.69)	(0.57)	–	(0.57)	7.49	(17.97)		63	0.59		0.62		5.91		94
Year ended 10/31/21	9.27	0.50	0.58	1.08	(0.60)	–	(0.60)	9.75	11.89		78	0.59		0.60		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	–	(0.59)	9.27	(8.63)		85	0.59		0.63		6.36		117
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	–	(0.60)	10.79	13.35		104	0.59		0.68		5.46		76
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)		150	0.60		0.69		5.01		59
Class R6
Six months ended 04/30/23	7.49	0.27	0.32	0.59	(0.27)	–	(0.27)	7.81	8.02		49,814	0.46	(e)	0.48	(e)	7.13	(e)	30
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	–	(0.57)	7.49	(18.01)		50,310	0.54		0.55		5.96		94
Year ended 10/31/21	9.27	0.51	0.59	1.10	(0.61)	–	(0.61)	9.76	12.05		64,850	0.54		0.55		5.21		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	–	(0.59)	9.27	(8.59)		65,618	0.53		0.54		6.42		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	–	(0.60)	10.79	13.47		59,569	0.59		0.60		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		53,904	0.60		0.63		5.01		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the six months ended April 30, 2023 and for the years ended October 31, 2022, 2021 and 2020.

(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Multi-Asset Income Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

33	Invesco Multi-Asset Income Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such

34	Invesco Multi-Asset Income Fund

as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, the Fund paid the Adviser $3,284 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap

35	Invesco Multi-Asset Income Fund

agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility

36	Invesco Multi-Asset Income Fund

and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.500%

Next $500 million	0.450%

Next $500 million	0.400%

Over $1.5 billion	0.390%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2023, through at least February 29, 2024, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.90%, 1.65%, 1.15%, 0.65%, 0.65% and 0.65%, respectively, of the Fund’s average daily net assets. Prior to March 1, 2023, the Adviser has contractually agreed, through February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $107,045 and reimbursed class level expenses of $239,891, $22,829, $6,702, $45,606, $9 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $39,308 in front-end sales commissions from the sale of Class A shares and $631 and $1,207 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

37	Invesco Multi-Asset Income Fund

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$280,783	$367,403,490	$0	$367,684,273

Equity Linked Notes	–	308,775,757	–	308,775,757

U.S. Treasury Securities	–	252,569,762	–	252,569,762

Preferred Stocks	78,192,662	–	–	78,192,662

Non-U.S. Dollar Denominated Bonds & Notes	–	10,289,723	–	10,289,723

Asset-Backed Securities	–	41,989	–	41,989

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	–	–	–

Money Market Funds	195,231,387	36,305,248	–	231,536,635

Total Investments in Securities	273,704,832	975,385,969	0	1,249,090,801

Other Investments - Assets*

Futures Contracts	4,570,586	–	–	4,570,586

Forward Foreign Currency Contracts	–	4,719	–	4,719

	4,570,586	4,719	–	4,575,305

Other Investments - Liabilities*

Futures Contracts	(3,031,902)	–	–	(3,031,902)

Forward Foreign Currency Contracts	–	(268,232)	–	(268,232)

Swap Agreements	–	(4,110)	–	(4,110)

	(3,031,902)	(272,342)	–	(3,304,244)

Total Other Investments	1,538,684	(267,623)	–	1,271,061

Total Investments	$275,243,516	$975,118,346	$0	$1,250,361,862

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value

Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded	$–	$3,716,321	$854,265	$4,570,586

Unrealized appreciation on forward foreign currency contracts outstanding	4,719	–	–	4,719

Total Derivative Assets	4,719	3,716,321	854,265	4,575,305

Derivatives not subject to master netting agreements	–	(3,716,321)	(854,265)	(4,570,586)

Total Derivative Assets subject to master netting agreements	$4,719	$–	$–	$4,719

38	Invesco Multi-Asset Income Fund

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded	$–	$–	$(319,789)	$(2,712,113)	$(3,031,902)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(4,110)	–	–	–	(4,110)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(268,232)	–	–	(268,232)

Total Derivative Liabilities	(4,110)	(268,232)	(319,789)	(2,712,113)	(3,304,244)

Derivatives not subject to master netting agreements	4,110	–	319,789	2,712,113	3,036,012

Total Derivative Liabilities subject to master netting agreements	$–	$(268,232)	$–	$–	$(268,232)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$2,399	$ (1,193)	$1,206	$–	$–	$1,206

Goldman Sachs International	1,556	–	1,556	–	–	1,556

J.P. Morgan Chase Bank, N.A.	764	(2,443)	(1,679)	–	–	(1,679)

State Street Bank & Trust Co.	–	(262,722)	(262,722)	–	–	(262,722)

UBS AG	–	(1,874)	(1,874)	–	–	(1,874)

Total	$4,719	$(268,232)	$(263,513)	$–	$–	$(263,513)

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(525,007)	$-	$-	$(525,007)

Futures contracts	-	-	(9,353,154)	(1,121,908)	(10,475,062)

Swap agreements	188,002	-	-	-	188,002

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(368,589)	-	-	(368,589)

Futures contracts	-	-	9,175,455	(5,166,668)	4,008,787

Swap agreements	(62,518)	-	-	-	(62,518)

Total	$125,484	$(893,596)	$(177,699)	$(6,288,576)	$(7,234,387)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements

Average notional value	$13,306,411	$292,356,884	$2,147,185

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $29,654.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

39	Invesco Multi-Asset Income Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$432,117,662	$161,448,780	$593,566,442

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $167,746,331 and $175,533,618, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,642,181

Aggregate unrealized (depreciation) of investments	(106,122,749)

Net unrealized appreciation (depreciation) of investments	$(90,480,568)

Cost of investments for tax purposes is $1,340,842,430.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	1,932,090	$14,936,830	5,403,012	$48,658,733

Class C	346,075	2,673,155	767,584	6,837,877

Class R	257,054	1,987,609	557,747	4,911,397

Class Y	2,381,029	18,493,170	4,587,419	40,884,204

Class R5	-	21	-	-

Class R6	207,716	1,592,603	462,081	3,952,822

Issued as reinvestment of dividends:
Class A	3,333,660	25,727,247	6,454,141	55,750,272

Class C	236,836	1,827,305	547,183	4,751,803

Class R	100,705	778,012	188,054	1,623,583

Class Y	514,785	3,976,604	1,161,909	10,077,631

Class R5	170	1,318	459	3,957

Class R6	223,340	1,725,092	434,745	3,752,196

Automatic conversion of Class C shares to Class A shares:
Class A	800,012	6,165,438	1,720,539	14,795,155

Class C	(800,052)	(6,165,438)	(1,720,805)	(14,795,155)

40	Invesco Multi-Asset Income Fund

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(9,354,388)	$(72,228,025)	(20,542,216)	$(181,629,391)

Class C	(1,285,499)	(9,898,166)	(3,440,536)	(30,360,377)

Class R	(279,095)	(2,155,510)	(2,454,515)	(23,198,261)

Class Y	(5,272,815)	(40,608,835)	(10,817,953)	(94,870,070)

Class R5	(7,400)	(56,467)	-	-

Class R6	(766,788)	(5,911,008)	(829,639)	(7,039,433)

Net increase (decrease) in share activity	(7,432,565)	$(57,139,045)	(17,520,791)	$(155,893,057)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 4% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

41	Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2,3]	Ending Account Value (04/30/23)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,078.80	$3.76	$1,021.17	$3.66	0.73%
Class C	1,000.00	1,073.30	7.71	1,017.36	7.50	1.50
Class R	1,000.00	1,077.30	5.15	1,019.84	5.01	1.00
Class Y	1,000.00	1,080.00	2.58	1,022.32	2.51	0.50
Class R5	1,000.00	1,080.10	2.58	1,022.32	2.51	0.50
Class R6	1,000.00	1,080.20	2.37	1,022.51	2.31	0.46

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Effective March 1, 2023, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.90%, 1.65%, 1.15%, 0.65%, 0.65% and 0.65% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.86%, 1.63%, 1.13%, 0.63%, 0.60% and 0.53% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.43, $8.38, $5.82, $3.25, $3.09 and $2.73 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.31, $8.15, $5.66, $3.16, $3.01 and $2.66 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

42	Invesco Multi-Asset Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-SAR-1

Semiannual Report to Shareholders	April 30, 2023

Invesco World Bond Factor Fund

Nasdaq:

A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

29	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/22 to 4/30/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.96%
Class C Shares	8.57
Class Y Shares	9.10
Class R5 Shares	8.90
Class R6 Shares	9.21
Bloomberg Global Aggregate Index▼ (Broad Market/Style-Specific Index)	8.92
Lipper Global Income Funds Index∎ (Peer Group Index)	6.58

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.

  The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco World Bond Factor Fund

Average Annual Total Returns
As of 4/30/23, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	1.91%
10 Years	-0.29
5 Years	-1.64
1 Year	-6.71
Class C Shares
Inception (3/31/06)	1.81%
10 Years	-0.46
5 Years	-1.52
1 Year	-4.29
Class Y Shares
Inception (10/3/08)	1.82%
10 Years	0.39
5 Years	-0.54
1 Year	-2.45
Class R5 Shares
Inception (3/31/06)	2.37%
10 Years	0.31
5 Years	-0.67
1 Year	-2.59
Class R6 Shares
Inception (9/24/12)	0.09%
10 Years	0.41
5 Years	-0.51
1 Year	-2.34

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco World Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco World Bond Factor Fund

Schedule of Investments

April 30, 2023

(Unaudited)

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–54.68%(a)
Australia–1.09%
Australia Government Bond, Series 162, 1.75%, 06/21/2051(b)	AUD	18,000	$7,633

BHP Billiton Finance Ltd., Series 13, 3.13%, 04/29/2033(b)	EUR	100,000	103,572

Macquarie Group Ltd., 0.95%, 05/21/2031(b)	EUR	100,000	84,410

Scentre Group Trust 1/Scentre Group Trust 2, 1.75%, 04/11/2028(b)	EUR	100,000	95,905

			291,520

Canada–1.25%
Canadian Government Bond,
3.00%, 11/01/2024	CAD	149,000	108,508

2.00%, 12/01/2051	CAD	199,000	119,289

Canadian Imperial Bank of Commerce, 0.38%, 05/03/2024(b)	EUR	100,000	106,476

			334,273

France–6.67%
Banque Federative du Credit Mutuel S.A., 3.00%, 05/21/2024(b)	EUR	100,000	108,796

BNP Paribas S.A.,
2.75%, 07/25/2028(b)(c)	EUR	100,000	103,846

1.13%, 01/15/2032(b)(c)	EUR	100,000	93,970

BPCE S.A., 1.00%, 01/14/2032(b)	EUR	100,000	85,665

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.38%,(b)(c)(d)	EUR	100,000	111,247

Credit Agricole S.A., 1.00%, 07/03/2029(b)	EUR	100,000	94,190

French Republic Government Bond OAT, 0.00%, 11/25/2030(b)	EUR	1,000,000	900,425

Holding d’Infrastructures de Transport S.A.S.U., 1.63%, 09/18/2029(b)	EUR	100,000	94,450

Imerys S.A., 1.00%, 07/15/2031(b)	EUR	100,000	83,189

Mercialys S.A., 4.63%, 07/07/2027(b)	EUR	100,000	104,969

			1,780,747

Germany–7.71%
Bayer AG, 3.13%, 11/12/2079(b)(c)	EUR	100,000	95,283

BMW Finance N.V., 0.75%, 07/12/2024(b)	EUR	50,000	53,578

Bundesobligation, Series 186, 1.30%, 10/15/2027(b)	EUR	292,833	308,804

	Principal Amount		Value

Germany–(continued)
Bundesrepublik Deutschland Bundesanleihe,
0.00%, 08/15/2030(b)	EUR	321,675	$301,604

0.00%, 08/15/2050(b)	EUR	192,158	113,051

Bundesschatzanweisungen, 2.20%, 12/12/2024(b)	EUR	438,000	478,199

Commerzbank AG, 0.63%, 08/28/2024(b)	EUR	70,000	73,938

Heraeus Finance GmbH, 2.63%, 06/09/2027(b)	EUR	100,000	105,030

HOCHTIEF AG, 0.63%, 04/26/2029(b)	EUR	50,000	44,158

Merck Financial Services GmbH, 0.13%, 07/16/2025(b)	EUR	100,000	102,915

Volkswagen International Finance N.V., 1.88%, 03/30/2027(b)	EUR	100,000	101,681

Volkswagen Leasing GmbH, 0.63%, 07/19/2029(b)	EUR	100,000	88,615

Vonovia Finance B.V., 1.25%, 12/06/2024(b)	EUR	100,000	104,976

Wintershall Dea Finance B.V., 1.82%, 09/25/2031(b)	EUR	100,000	87,477

			2,059,309

Indonesia–0.65%
Indonesia Treasury Bond, Series FR81, 6.50%, 06/15/2025	IDR	2,546,000,000	174,687

Italy–0.36%
Enel Finance International N.V., 0.00%, 06/17/2027(b)	EUR	100,000	94,781

Japan–8.80%
Japan Government Bond,
Series 146, 0.10%, 12/20/2025	JPY	108,100,000	796,520

Series 155, 0.30%, 12/20/2027	JPY	51,050,000	378,463

Series 361, 0.10%, 12/20/2030	JPY	77,450,000	561,205

Series 69, 0.70%, 12/20/2050	JPY	80,800,000	512,976

Nidec Corp., 0.05%, 03/30/2026(b)	EUR	100,000	99,148

			2,348,312

Luxembourg–0.31%
AXA Logistics Europe Master S.C.A., 0.88%, 11/15/2029(b)	EUR	100,000	83,584

Malaysia–0.18%
Malaysia Government Bond, Series 120, 4.07%, 06/15/2050	MYR	222,000	48,016

Mexico–1.15%
Mexican Bonos, Series M 20, 10.00%, 12/05/2024	MXN	5,600,000	307,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco World Bond Factor Fund

	Principal Amount		Value

New Zealand–4.74%
Fonterra Co-operative Group Ltd., 0.75%, 11/08/2024(b)	EUR	150,000	$157,007

New Zealand Government Bond,
Series 0526, 0.50%, 05/15/2026	NZD	1,337,000	740,024

Series 0532, 2.00%, 05/15/2032	NZD	442,000	230,863

Series 425, 2.75%, 04/15/2025(b)	NZD	230,000	137,463

			1,265,357

Norway–3.91%
Norway Government Bond,
Series 477, 1.75%, 03/13/2025(b)	NOK	1,348,000	122,800

Series 479, 1.75%, 02/17/2027(b)	NOK	7,317,000	652,671

Series 484, 2.13%, 05/18/2032(b)	NOK	3,091,000	267,160

			1,042,631

Poland–1.04%
Energa Finance AB, 2.13%, 03/07/2027(b)	EUR	100,000	100,945

Republic of Poland Government Bond, Series 725, 3.25%, 07/25/2025	PLN	775,000	176,328

			277,273

South Korea–1.02%
Korea Treasury Bond,
Series 2512, 2.25%, 12/10/2025	KRW	176,130,000	128,122

Series 3012, 1.50%, 12/10/2030	KRW	112,340,000	73,553

Series 5003, 1.50%, 03/10/2050	KRW	140,830,000	70,437

			272,112

Spain–0.39%
Banco Bilbao Vizcaya Argentaria S.A., 0.38%, 10/02/2024(b)	EUR	100,000	105,181

Sweden–3.19%
EQT AB, 2.38%, 04/06/2028(b)	EUR	100,000	97,545

Swedbank AB, 0.75%, 05/05/2025(b)	EUR	100,000	103,686

Sweden Government Bond,
Series 1056, 2.25%, 06/01/2032(b)	SEK	2,180,000	211,272

Series 1060, 0.75%, 05/12/2028(b)	SEK	4,275,000	384,569

Telia Co. AB, 3.88%, 10/01/2025(b)	EUR	50,000	55,540

			852,612

Switzerland–5.20%
Cloverie PLC for Zurich Insurance Co. Ltd., 1.50%, 12/15/2028(b)	EUR	100,000	99,919

Credit Suisse AG, 0.25%, 01/05/2026(b)	EUR	100,000	98,436

	Principal Amount		Value

Switzerland–(continued)
Swiss Confederation Government Bond,
1.50%, 07/24/2025(b)	CHF	108,000	$122,105

3.25%, 06/27/2027(b)	CHF	590,000	721,525

0.50%, 06/27/2032(b)	CHF	305,000	326,654

4.00%, 01/06/2049(b)	CHF	10,000	18,411

			1,387,050

Thailand–0.17%
Thailand Government Bond, 1.88%, 06/17/2049	THB	1,949,000	45,057

United Kingdom–5.52%
B.A.T. International Finance PLC, 2.25%, 01/16/2030(b)	EUR	100,000	92,033

BP Capital Markets PLC, 0.90%, 07/03/2024(b)	EUR	100,000	106,966

CK Hutchison Group Telecom Finance S.A., 1.50%, 10/17/2031(b)	EUR	100,000	87,210

easyJet FinCo B.V., 1.88%, 03/03/2028(b)	EUR	100,000	96,851

Lloyds Banking Group PLC, 0.50%, 11/12/2025(b)(c)	EUR	100,000	104,745

NatWest Markets PLC, 1.00%, 05/28/2024(b)	EUR	100,000	106,868

United Kingdom Gilt,
0.63%, 06/07/2025(b)	GBP	100,000	117,774

0.13%, 01/31/2028(b)	GBP	324,000	345,089

3.25%, 01/31/2033(b)	GBP	188,000	227,336

0.63%, 10/22/2050(b)	GBP	342,946	188,822

			1,473,694

United States–1.33%
AGCO International Holdings B.V., 0.80%, 10/06/2028(b)	EUR	100,000	92,180

Altria Group, Inc., 3.13%, 06/15/2031	EUR	100,000	94,985

Goldman Sachs Group, Inc. (The), 0.13%, 08/19/2024(b)	EUR	60,000	63,133

Philip Morris International, Inc., 2.88%, 05/14/2029	EUR	100,000	105,355

			355,653

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $16,409,752)			14,599,839

U.S. Dollar Denominated Bonds & Notes–23.39%
Australia–0.23%
Westpac Banking Corp.,
2.35%, 02/19/2025	$	30,000	28,801

3.35%, 03/08/2027		35,000	33,676

			62,477

Brazil–0.08%
Suzano Austria GmbH, 3.75%, 01/15/2031		25,000	21,251

Canada–0.83%
Brookfield Finance, Inc., 4.85%, 03/29/2029		90,000	88,642

Magna International Inc., 5.50%, 03/21/2033		20,000	20,747

Magna International, Inc., 3.63%, 06/15/2024		52,000	51,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco World Bond Factor Fund

	Principal Amount	Value

Canada–(continued)
TransCanada PipeLines Ltd., 4.88%, 01/15/2026	$60,000	$60,099

		220,622

France–0.09%
AXA S.A., 8.60%, 12/15/2030	20,000	24,224

Japan–0.25%
Mitsubishi UFJ Financial Group, Inc., 3.74%, 03/07/2029	25,000	23,557

Sumitomo Mitsui Financial Group, Inc.,
3.01%, 10/19/2026	25,000	23,433

2.14%, 09/23/2030	25,000	20,097

		67,087

Luxembourg–0.13%
ArcelorMittal S.A., 6.75%, 03/01/2041	35,000	35,466

Mexico–0.55%
America Movil S.A.B. de C.V.,
6.38%, 03/01/2035	35,000	39,038

6.13%, 03/30/2040	100,000	108,359

		147,397

Netherlands–0.59%
Cooperatieve Rabobank U.A., 5.25%, 05/24/2041	35,000	37,450

Koninklijke KPN N.V., 8.38%, 10/01/2030	30,000	35,696

Shell International Finance B.V.,
2.38%, 11/07/2029	35,000	31,324

6.38%, 12/15/2038	45,000	52,437

		156,907

Switzerland–0.15%
Credit Suisse USA, Inc., 7.13%, 07/15/2032	35,000	38,811

United Kingdom–2.89%
B.A.T Capital Corp.,
3.56%, 08/15/2027	35,000	32,782

2.26%, 03/25/2028	30,000	26,062

4.74%, 03/16/2032	25,000	23,378

4.54%, 08/15/2047	15,000	11,216

5.28%, 04/02/2050	75,000	62,358

Barclays PLC, 4.84%, 05/09/2028	200,000	189,915

BP Capital Markets PLC, 3.72%, 11/28/2028	35,000	34,288

British Airways Pass-Through Trust, Series 2019-1, Class A, 3.35%, 06/15/2029(b)	41,984	37,757

British Telecommunications PLC, 9.63%, 12/15/2030	20,000	25,189

HSBC Holdings PLC, 4.58%, 06/19/2029(c)	200,000	192,223

Mead Johnson Nutrition Co., 4.13%, 11/15/2025	95,000	93,564

nVent Finance S.a.r.l., 4.55%, 04/15/2028	25,000	24,128

Reynolds American, Inc., 5.70%, 08/15/2035	18,000	17,265

		770,125

	Principal Amount	Value

United States–17.60%
3M Co.,
5.70%, 03/15/2037	$65,000	$71,801

3.63%, 10/15/2047	25,000	19,649

Adventist Health System, 2.95%, 03/01/2029	40,000	35,692

Aflac, Inc., 1.13%, 03/15/2026	50,000	45,755

Allstate Corp. (The), 3.28%, 12/15/2026	20,000	19,176

Altria Group, Inc.,
4.80%, 02/14/2029	74,000	73,524

3.40%, 05/06/2030	40,000	35,694

2.45%, 02/04/2032	45,000	35,831

5.95%, 02/14/2049	10,000	9,452

Amazon.com, Inc.,
4.25%, 08/22/2057	40,000	36,383

3.25%, 05/12/2061	45,000	33,277

4.10%, 04/13/2062	40,000	34,848

American Express Co., 2.50%, 07/30/2024	45,000	43,639

American Honda Finance Corp., 2.15%, 09/10/2024	20,000	19,332

AmerisourceBergen Corp., 3.40%, 05/15/2024	50,000	49,090

Appalachian Power Co., 7.00%, 04/01/2038	25,000	29,580

Apple, Inc.,
1.70%, 08/05/2031	40,000	33,483

4.45%, 05/06/2044	35,000	35,119

Ares Capital Corp., 3.20%, 11/15/2031	35,000	27,153

Assured Guaranty US Holdings, Inc., 3.15%, 06/15/2031	30,000	26,298

Athene Holding Ltd., 4.13%, 01/12/2028	20,000	18,218

Baker Hughes Holdings LLC, 5.13%, 09/15/2040	20,000	19,614

Bank of America Corp.,
4.20%, 08/26/2024	70,000	69,081

4.00%, 01/22/2025	30,000	29,451

4.45%, 03/03/2026	35,000	34,504

2.09%, 06/14/2029(c)	20,000	17,293

3.85%, 03/08/2037(c)	40,000	34,642

BGC Partners, Inc., 3.75%, 10/01/2024	36,000	34,746

BlackRock, Inc., 2.10%, 02/25/2032	25,000	20,966

Boeing Co. (The), 6.63%, 02/15/2038	92,000	100,741

Booking Holdings, Inc., 4.63%, 04/13/2030	65,000	65,389

Boston Properties L.P., 3.40%, 06/21/2029	35,000	29,748

Bristol-Myers Squibb Co., 3.40%, 07/26/2029	25,000	23,930

Broadcom, Inc., 4.93%, 05/15/2037(b)	25,000	22,839

California Institute of Technology, 4.70%, 11/01/2111	22,000	19,913

Capital One Financial Corp., 3.20%, 02/05/2025	75,000	71,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)
CDW LLC/CDW Finance Corp., 3.25%, 02/15/2029	$30,000	$25,969

Celanese US Holdings LLC, 6.38%, 07/15/2032(e)	25,000	25,374

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	59,000	57,195

Cigna Group (The), 4.50%, 02/25/2026	55,000	54,898

Cintas Corp. No. 2, 3.70%, 04/01/2027	25,000	24,501

Citigroup, Inc.,
3.75%, 06/16/2024	45,000	44,372

8.13%, 07/15/2039	20,000	25,878

CNA Financial Corp., 3.45%, 08/15/2027	25,000	23,724

Collins Aerospace, 3.20%, 03/15/2024	51,000	50,182

CommonSpirit Health,
2.76%, 10/01/2024	30,000	29,127

1.55%, 10/01/2025	40,000	36,908

ConocoPhillips Co., 6.95%, 04/15/2029	20,000	22,600

Constellation Energy Generation LLC, 6.25%, 10/01/2039	25,000	26,549

Corning, Inc., 5.85%, 11/15/2068	13,000	12,930

Dell International LLC/EMC Corp.,
8.10%, 07/15/2036	20,000	23,495

8.35%, 07/15/2046	25,000	30,837

Dick’s Sporting Goods, Inc., 4.10%, 01/15/2052	25,000	17,561

Dignity Health, 5.27%, 11/01/2064	25,000	23,870

DuPont de Nemours, Inc., 4.49%, 11/15/2025	15,000	14,964

Emerson Electric Co., 5.25%, 11/15/2039	20,000	20,914

Energy Transfer L.P., 4.95%, 05/15/2028	35,000	34,708

Enstar Group Ltd., 3.10%, 09/01/2031	25,000	19,737

Enterprise Products Operating LLC, 4.15%, 10/16/2028	25,000	24,625

EOG Resources, Inc., 4.38%, 04/15/2030	15,000	15,060

ERP Operating L.P., 4.15%, 12/01/2028	40,000	38,924

Exxon Mobil Corp., 2.44%, 08/16/2029	45,000	41,249

Fifth Third Bancorp, 2.38%, 01/28/2025	50,000	47,078

General Motors Co., 6.75%, 04/01/2046	63,000	63,600

Georgia-Pacific LLC, 8.88%, 05/15/2031	15,000	18,991

GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	20,000	19,313

Harley-Davidson, Inc., 4.63%, 07/28/2045	26,000	20,302

	Principal Amount	Value

United States–(continued)
Hasbro, Inc., 6.35%, 03/15/2040	$50,000	$50,675

HCA, Inc., 5.13%, 06/15/2039	30,000	28,237

Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	30,000	31,099

Home Depot, Inc. (The), 2.70%, 04/15/2030	20,000	18,239

Host Hotels & Resorts L.P., Series I, 3.50%, 09/15/2030	15,000	12,792

HP, Inc.,
5.50%, 01/15/2033	15,000	14,890

6.00%, 09/15/2041	31,000	31,477

Intel Corp.,
4.95%, 03/25/2060	41,000	38,013

5.05%, 08/05/2062	75,000	69,122

International Business Machines Corp., 7.13%, 12/01/2096	43,000	56,184

IPALCO Enterprises, Inc., 4.25%, 05/01/2030	68,000	62,979

John Deere Capital Corp., 2.80%, 07/18/2029	20,000	18,454

Johnson & Johnson, 5.95%, 08/15/2037	30,000	35,402

JPMorgan Chase & Co.,
3.88%, 09/10/2024	50,000	49,162

4.13%, 12/15/2026	40,000	39,320

2.96%, 05/13/2031(c)	30,000	26,015

Kemper Corp., 3.80%, 02/23/2032	25,000	21,641

McKesson Corp., 1.30%, 08/15/2026(e)	25,000	22,466

Merck & Co., Inc., 1.90%, 12/10/2028	20,000	17,851

Microsoft Corp., 3.04%, 03/17/2062	50,000	37,764

MidAmerican Energy Co.,
3.65%, 04/15/2029	20,000	19,294

6.75%, 12/30/2031	20,000	23,196

Morgan Stanley,
3.70%, 10/23/2024	85,000	83,387

4.35%, 09/08/2026	35,000	34,258

National Rural Utilities Cooperative Finance Corp., 8.00%, 03/01/2032	30,000	36,331

Nucor Corp., 2.98%, 12/15/2055	25,000	16,685

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	30,000	23,876

Oracle Corp., 4.10%, 03/25/2061	45,000	33,568

Pacific Gas and Electric Co.,
4.20%, 03/01/2029	25,000	23,194

4.55%, 07/01/2030	25,000	23,253

4.40%, 03/01/2032	25,000	22,554

Paramount Global, 7.88%, 07/30/2030	35,000	38,631

Parker-Hannifin Corp., 3.30%, 11/21/2024	55,000	53,851

PayPal Holdings, Inc., 5.25%, 06/01/2062	35,000	33,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)
Philip Morris International, Inc.,
3.13%, 03/02/2028	$20,000	$18,808

2.10%, 05/01/2030	25,000	21,028

6.38%, 05/16/2038	30,000	33,229

4.50%, 03/20/2042	35,000	30,674

PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	50,000	49,100

PPG Industries, Inc., 1.20%, 03/15/2026	40,000	36,315

Prudential Financial, Inc., 3.70%, 10/01/2050(c)	50,000	42,961

Ralph Lauren Corp., 2.95%, 06/15/2030	44,000	39,727

Realty Income Corp., 3.95%, 08/15/2027	25,000	24,141

Ross Stores, Inc.,
0.88%, 04/15/2026	15,000	13,471

1.88%, 04/15/2031	40,000	32,482

S&P Global, Inc., 2.70%, 03/01/2029	25,000	22,892

Simon Property Group L.P., 6.75%, 02/01/2040	38,000	42,646

Southern California Edison Co., 6.65%, 04/01/2029	40,000	43,148

Series 2004-G, 5.75%, 04/01/2035	30,000	31,892

Southern California Gas Co., 3.20%, 06/15/2025	25,000	24,277

Southwest Airlines Co., 3.00%, 11/15/2026	50,000	47,090

Southwest Gas Corp., 4.05%, 03/15/2032	45,000	41,713

Stewart Information Services Corp., 3.60%, 11/15/2031	25,000	19,750

Target Corp., 2.35%, 02/15/2030	20,000	17,770

Time Warner Cable LLC, 7.30%, 07/01/2038	30,000	31,117

Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	50,000	53,645

Truist Financial Corp., 2.50%, 08/01/2024	60,000	57,716

U.S. Bancorp, 2.49%, 11/03/2036(c)	60,000	45,953

Union Electric Co., 8.45%, 03/15/2039	48,000	64,199

Union Pacific Corp., 4.10%, 09/15/2067	25,000	21,078

United Parcel Service, Inc., 3.40%, 03/15/2029	25,000	24,125

UnitedHealth Group, Inc., 6.05%, 02/15/2063	30,000	34,552

Verizon Communications, Inc.,
4.13%, 03/16/2027	20,000	19,824

4.33%, 09/21/2028	26,000	25,737

Wachovia Corp., 7.57%, 08/01/2026(f)	82,000	87,515

Walt Disney Co. (The), 3.70%, 03/23/2027	25,000	24,603

Warnermedia Holdings, Inc., 4.05%, 03/15/2029(b)	46,000	42,601

	Principal Amount	Value

United States–(continued)
Wells Fargo & Co., 4.10%, 06/03/2026	$76,000	$74,121

Western Union Co. (The), 6.20%, 11/17/2036	20,000	20,798

Wyeth LLC, 6.00%, 02/15/2036	25,000	28,214

		4,699,444

Total U.S. Dollar Denominated Bonds & Notes (Cost $6,819,853)		6,243,811

U.S. Government Sponsored Agency Mortgage-Backed Securities–11.06%
Federal Home Loan Mortgage Corp.,
2.50%, 07/01/2035 - 08/01/2050	564,579	501,401

4.50%, 09/01/2049 - 01/01/2050	31,615	31,310

3.00%, 01/01/2050 - 05/01/2050	200,739	184,225

2.00%, 01/01/2051 - 10/01/2051	516,157	431,076

Federal National Mortgage Association, TBA,
3.50%, 05/01/2038(g)	100,000	96,832

3.00%, 05/01/2053(g)	70,000	62,880

4.50%, 06/01/2049	13,782	13,708

3.00%, 10/01/2049 - 03/01/2050	155,170	140,833

2.50%, 01/01/2050 - 08/01/2050	404,019	355,295

2.00%, 03/01/2051 - 08/01/2051	462,219	386,011

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K038, Class X1, IO, 1.23%, 03/25/2024(h)	1,427,861	9,066

Uniform Mortgage-Backed Securities, TBA,
2.00%, 05/01/2038(g)	120,000	108,309

3.50%, 05/01/2053(g)	285,000	264,827

4.50%, 05/01/2053(g)	375,000	366,606

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,351,911)		2,952,379

U.S. Treasury Securities–10.39%
U.S. Treasury Bills–0.70%
4.48%, 05/11/2023(i)(j)	185,771	185,771

U.S. Treasury Bonds–2.31%
4.00%, 11/15/2052	596,490	617,465

U.S. Treasury Notes–7.38%
4.38%, 10/31/2024	1,057,181	1,059,834

3.50%, 01/31/2028	577,663	580,710

3.50%, 02/15/2033	328,032	330,979

		1,971,523

Total U.S. Treasury Securities (Cost $2,745,137)		2,774,759

	Shares
Exchange-Traded Funds–1.41%
United States–1.41%
Invesco High Yield Bond Factor ETF(k) (Cost $444,555)	17,500	377,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco World Bond Factor Fund

	Shares	Value

Money Market Funds–0.89%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(k)(l)	83,413	$83,413

Invesco Liquid Assets Portfolio, Institutional Class, 4.92%(k)(l)	59,563	59,581

Invesco Treasury Portfolio, Institutional Class, 4.77%(k)(l)	95,329	95,329

Total Money Market Funds (Cost $238,316)		238,323

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-101.82% (Cost $30,009,524)		27,186,499

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.18%
Invesco Private Government Fund, 4.83%(k)(l)(m)	13,652	$13,652

Invesco Private Prime Fund, 4.99%(k)(l)(m)	35,078	35,077

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $48,740)		48,729

TOTAL INVESTMENTS IN SECURITIES–102.00% (Cost $30,058,264)		27,235,228

OTHER ASSETS LESS LIABILITIES–(2.00)%		(533,806)

NET ASSETS–100.00%		$26,701,422

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
IO	– Interest Only
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PLN	– Polish Zloty
SEK	– Swedish Krona
TBA	– To Be Announced
THB	– Thai Baht

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $10,030,658, which represented 37.57% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of this security was out on loan at April 30, 2023.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2023.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco High Yield Bond Factor ETF	$ 368,287	$-	$-	$10,853	$-	$377,388	$11,069*
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	1,644,363	(1,560,950)	-	-	83,413	2,297
Invesco Liquid Assets Portfolio, Institutional Class	-	1,174,545	(1,114,964)	7	(7)	59,581	1,397
Invesco Treasury Portfolio, Institutional Class	-	1,879,272	(1,783,943)	-	-	95,329	2,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco World Bond Factor Fund

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$ 33,265	$122,903	$(142,516)	$ -	$-	$13,652	$ 603**
Invesco Private Prime Fund	88,347	258,003	(311,271)	(11)	9	35,077	1,647**
Total	$ 489,899	$5,079,086	$(4,913,644)	$10,849	$2	$664,440	$ 19,167

*	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
**

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(m)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Canada 10 Year Bonds	1	June-2023	$93,058	$3,705	$3,705

Euro-Bobl	1	June-2023	129,991	3,162	3,162

Euro-Buxl	2	June-2023	307,430	18,512	18,512

Japan 10 Year Bonds	1	June-2023	1,090,682	25,249	25,249

Long Gilt	3	June-2023	382,530	4,486	4,486

U.S. Treasury 10 Year Ultra Notes	4	June-2023	485,813	10,281	10,281

Subtotal–Long Futures Contracts				65,395	65,395

Short Futures Contracts

Interest Rate Risk

Euro-Schatz	4	June-2023	(465,773)	(4,694)	(4,694)

U.S. Treasury 5 Year Notes	4	June-2023	(438,969)	(10,031)	(10,031)

Subtotal–Short Futures Contracts				(14,725)	(14,725)

Total Futures Contracts				$50,670	$50,670

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

05/03/2023	Bank of America, N.A.	USD	25,796	BRL	129,000	$67

06/21/2023	Bank of America, N.A.	JPY	5,145,280	USD	38,067	16

06/21/2023	Bank of America, N.A.	KRW	124,468,300	USD	95,018	1,717

06/21/2023	Bank of America, N.A.	NOK	15,949,249	USD	1,539,460	39,264

06/21/2023	Bank of America, N.A.	NZD	224,840	USD	141,372	2,358

06/21/2023	Bank of America, N.A.	USD	297,754	CHF	269,700	5,676

06/21/2023	Bank of America, N.A.	USD	102,906	SEK	1,074,000	2,088

06/21/2023	Bank of America, N.A.	USD	84,842	SGD	114,000	745

06/21/2023	Bank of America, N.A.	USD	70,862	THB	2,424,000	467

06/21/2023	BNP Paribas S.A.	NZD	2,641,895	USD	1,642,777	9,351

06/21/2023	Citibank, N.A.	USD	2,327,012	CNY	16,112,000	8,997

06/22/2023	Citibank, N.A.	CLP	4,808,000	USD	5,930	13

06/21/2023	Deutsche Bank AG	EUR	52,670	USD	58,269	70

06/21/2023	Deutsche Bank AG	JPY	28,210,109	USD	211,571	2,944

06/21/2023	Deutsche Bank AG	USD	64,003	EUR	59,000	1,191

06/21/2023	Deutsche Bank AG	USD	66,593	HUF	24,261,150	3,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty	Deliver		Receive

06/21/2023	Deutsche Bank AG	USD	14,381	MXN	266,000	$265

06/21/2023	Deutsche Bank AG	USD	111,053	ZAR	2,062,380	1,189

05/03/2023	Goldman Sachs International	USD	5,518	BRL	27,593	14

06/02/2023	Goldman Sachs International	USD	5,421	BRL	27,593	78

06/21/2023	Goldman Sachs International	COP	38,701,240	USD	8,293	145

06/21/2023	Goldman Sachs International	USD	15,127	INR	1,240,190	9

06/21/2023	HSBC Bank USA	TRY	9,000	USD	447	36

06/21/2023	HSBC Bank USA	USD	2,770	TRY	60,910	9

05/03/2023	J.P. Morgan Chase Bank, N.A.	USD	30,011	BRL	156,593	1,385

06/21/2023	J.P. Morgan Chase Bank, N.A.	JPY	23,569,000	USD	179,339	5,036

06/21/2023	J.P. Morgan Chase Bank, N.A.	KRW	10,612,000	USD	8,150	195

06/21/2023	J.P. Morgan Chase Bank, N.A.	NOK	2,804,180	USD	268,637	4,874

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	73,587	COP	356,079,400	1,373

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	50,878	CZK	1,146,000	2,668

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	80,224	INR	6,628,000	668

06/21/2023	Morgan Stanley and Co. International PLC	CHF	103,600	USD	116,983	427

06/21/2023	Morgan Stanley and Co. International PLC	PLN	22,100	USD	5,303	7

06/21/2023	Morgan Stanley and Co. International PLC	USD	2,746,266	AUD	4,143,118	1,091

06/21/2023	Morgan Stanley and Co. International PLC	USD	1,366,931	CAD	1,859,681	7,043

06/21/2023	Morgan Stanley and Co. International PLC	USD	526,742	CHF	477,840	10,859

06/21/2023	Morgan Stanley and Co. International PLC	USD	7,137,519	EUR	6,718,510	286,320

06/21/2023	Morgan Stanley and Co. International PLC	USD	1,203,271	GBP	996,918	50,895

06/21/2023	Morgan Stanley and Co. International PLC	USD	143,470	NOK	1,528,140	269

06/21/2023	Morgan Stanley and Co. International PLC	USD	16,219	NZD	26,280	30

06/21/2023	Morgan Stanley and Co. International PLC	USD	11,358	SEK	116,290	10

06/21/2023	Royal Bank of Canada	AUD	554,970	USD	371,831	3,823

06/21/2023	Royal Bank of Canada	CAD	422,130	USD	312,277	397

06/21/2023	Royal Bank of Canada	USD	64,720	EUR	59,000	474

06/21/2023	State Street Bank & Trust Co.	SGD	26,110	USD	19,605	2

06/21/2023	UBS AG	USD	335,001	EUR	306,030	3,158

Subtotal–Appreciation						461,711

Currency Risk

05/03/2023	Bank of America, N.A.	BRL	129,000	USD	25,321	(542)

06/21/2023	Bank of America, N.A.	GBP	56,840	USD	71,493	(15)

06/21/2023	Bank of America, N.A.	HUF	12,524,000	USD	34,910	(1,530)

06/21/2023	Bank of America, N.A.	SEK	6,596,753	USD	635,366	(9,533)

06/21/2023	Bank of America, N.A.	SGD	41,840	USD	31,139	(273)

06/21/2023	Bank of America, N.A.	THB	995,501	USD	29,102	(192)

06/21/2023	Bank of America, N.A.	USD	114,040	KRW	149,385,000	(2,061)

06/21/2023	Bank of America, N.A.	USD	249,797	NOK	2,587,970	(6,371)

06/21/2023	Bank of America, N.A.	USD	163,849	NZD	262,220	(1,724)

06/21/2023	Barclays Bank PLC	USD	43,312	SGD	57,500	(143)

06/21/2023	BNP Paribas S.A.	USD	118,767	NZD	191,000	(676)

06/21/2023	Citibank, N.A.	IDR	700,427,002	USD	45,253	(2,461)

06/22/2023	Citibank, N.A.	USD	21,903	CLP	17,759,000	(49)

06/21/2023	Deutsche Bank AG	HUF	3,593,714	USD	9,864	(592)

06/21/2023	Deutsche Bank AG	MXN	5,283,910	USD	285,670	(5,273)

06/21/2023	Deutsche Bank AG	USD	357,759	EUR	323,380	(430)

06/21/2023	Deutsche Bank AG	USD	1,217,175	JPY	163,448,980	(8,397)

06/21/2023	Deutsche Bank AG	ZAR	2,079,000	USD	111,948	(1,199)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty	Deliver		Receive

05/03/2023	Goldman Sachs International	BRL	27,593	USD	5,454	$(78)

06/21/2023	Goldman Sachs International	IDR	123,758,000	USD	8,271	(160)

06/21/2023	Goldman Sachs International	USD	15,395	COP	72,594,370	(113)

06/21/2023	HSBC Bank USA	USD	80,502	NOK	826,870	(2,726)

06/21/2023	HSBC Bank USA	USD	124,505	TRY	2,508,240	(10,069)

05/03/2023	J.P. Morgan Chase Bank, N.A.	BRL	156,593	USD	31,314	(81)

06/21/2023	J.P. Morgan Chase Bank, N.A.	COP	38,678,356	USD	7,993	(149)

06/21/2023	J.P. Morgan Chase Bank, N.A.	CZK	318,000	USD	14,118	(740)

06/21/2023	J.P. Morgan Chase Bank, N.A.	EUR	97,000	USD	106,811	(373)

06/21/2023	J.P. Morgan Chase Bank, N.A.	INR	2,088,420	USD	25,278	(210)

06/21/2023	J.P. Morgan Chase Bank, N.A.	MXN	152,000	USD	8,305	(64)

06/21/2023	J.P. Morgan Chase Bank, N.A.	NOK	598,000	USD	55,856	(392)

06/21/2023	J.P. Morgan Chase Bank, N.A.	SEK	2,533,000	USD	245,247	(2,379)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	16,286	NOK	170,000	(295)

06/21/2023	J.P. Morgan Chase Bank, N.A.	USD	12,062	TRY	264,000	(17)

06/21/2023	Morgan Stanley and Co. International PLC	AUD	3,335,420	USD	2,210,883	(878)

06/21/2023	Morgan Stanley and Co. International PLC	CAD	587,000	USD	431,466	(2,223)

06/21/2023	Morgan Stanley and Co. International PLC	CHF	12,000	USD	13,228	(273)

06/21/2023	Morgan Stanley and Co. International PLC	EUR	7,393,103	USD	7,841,568	(327,684)

06/21/2023	Morgan Stanley and Co. International PLC	GBP	719,520	USD	885,210	(19,978)

06/21/2023	Morgan Stanley and Co. International PLC	PLN	603,121	USD	135,182	(9,333)

06/21/2023	Morgan Stanley and Co. International PLC	USD	230,264	CAD	309,000	(1,967)

06/21/2023	Royal Bank of Canada	AUD	326,850	USD	216,271	(468)

06/21/2023	Royal Bank of Canada	CAD	153,690	USD	113,367	(184)

06/21/2023	Royal Bank of Canada	CHF	1,501,664	USD	1,610,192	(79,277)

06/21/2023	Royal Bank of Canada	EUR	84,000	USD	90,925	(1,893)

06/21/2023	Royal Bank of Canada	USD	5,178	CAD	7,000	(7)

06/21/2023	UBS AG	INR	349,030	USD	4,228	(32)

06/21/2023	UBS AG	USD	207,866	JPY	27,221,097	(6,554)

Subtotal–Depreciation						(510,058)

Total Forward Foreign Currency Contracts						$(48,347)

Open Centrally Cleared Interest Rate Swap Agreements

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Receive	3 Month STIBOR	Quarterly	(2.60)%	Annually	07/05/2032	SEK	1,920,000	$652	$3,943	$3,291

Receive	6 Month SARON	Semi-Annually	0.33	Annually	12/02/2026	CHF	61,000	48	5,130	5,082

Pay	3 Month CNRR007	Quarterly	2.86	Quarterly	02/03/2028	CNY	14,056,000	(595)	13,391	13,986

Receive	3 Month STIBOR	Quarterly	(1.15)	Annually	02/02/2032	SEK	1,956,000	523	25,041	24,518

Receive	SONIA	Annually	(1.18)	Annually	09/30/2031	GBP	110,000	(4,438)	24,869	29,307

Receive	3 Month NDBB	Quarterly	(1.46)	Semi-Annually	08/03/2026	NZD	473,000	(6,684)	27,438	34,122

Pay	TONAR	Annually	0.06	Annually	03/01/2024	JPY	41,000,000	(57,256)	107	57,363

Subtotal – Appreciation								(67,750)	99,919	167,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco World Bond Factor Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Receive	SOFR	Annually	(3.46)%	Annually	02/16/2033	USD	1,132,000	$862	$(26,507)	$(27,369)

Receive	6 Month ADBB	Semi-Annually	(4.30)	Semi-Annually	11/01/2027	AUD	295,000	(1,547)	(6,479)	(4,932)

Pay	3 Month CNRR007	Quarterly	2.47	Quarterly	07/29/2027	CNY	4,000,000	–	(4,565)	(4,565)

Receive	3 Month NDBB	Quarterly	(4.69)	Semi-Annually	01/06/2028	NZD	541,733	(1,214)	(5,010)	(3,796)

Receive	SOFR	Annually	(3.13)	Annually	02/16/2053	USD	23,000	19	(645)	(664)

Receive	3 Month CDOR	Semi-Annually	(3.37)	Semi-Annually	04/03/2033	CAD	117,000	(4)	(272)	(268)

Receive	3 Month CDOR	Semi-Annually	(3.43)	Semi-Annually	04/03/2028	CAD	278,000	(9)	(275)	(266)

Pay	3 Month STIBOR	Quarterly	0.49	Annually	02/08/2031	SEK	171	(1)	(3)	(2)

Subtotal – Depreciation								(1,894)	(43,756)	(41,862)

Total Centrally Cleared Interest Rate Swap Agreements								$(69,644)	$56,163	$125,807

Abbreviations:
ADBB	–Australian Dollar Bank Bill
AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLP	–Chile Peso
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
SARON	–Swiss Average Rate Overnight
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
STIBOR	–Stockholm Interbank Offered Rate
THB	–Thai Baht
TONAR	–Tokyo Overnight Average Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco World Bond Factor Fund

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2023

Sovereign Debt	39.04%

Financials	13.87

Collateralized Mortgage Obligations	11.06

U.S. Treasury Securities	10.39

Consumer Staples	3.72

Industrials	3.52

Consumer Discretionary	3.13

Utilities	2.50

Health Care	2.32

Communication Services	2.21

Energy	2.19

Real Estate	2.18

Information Technology	2.05

Other Sectors, Each Less than 2% of Net Assets	2.74

Money Market Funds Plus Other Assets Less Liabilities	(0.92)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco World Bond Factor Fund

Statement of Assets and Liabilities

April 30, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $29,326,653)*	$26,570,788

Investments in affiliates, at value (Cost $731,611)	664,440

Other investments:
Variation margin receivable - futures contracts	15,954

Variation margin receivable-centrally cleared swap agreements	145,472

Unrealized appreciation on forward foreign currency contracts outstanding	461,711

Foreign currencies, at value (Cost $81,979)	87,613

Receivable for:
Investments sold	71,111

Fund shares sold	864

Dividends	1,367

Interest	281,162

Investment for trustee deferred compensation and retirement plans	23,640

Other assets	56,573

Total assets	28,380,695

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	510,058

Payable for:
Investments purchased	70,852

TBA sales commitment	909,452

Fund shares reacquired	13,803

Amount due custodian	19,520

Collateral upon return of securities loaned	48,740

Accrued fees to affiliates	17,865

Accrued other operating expenses	62,996

Trustee deferred compensation and retirement plans	25,987

Total liabilities	1,679,273

Net assets applicable to shares outstanding	$26,701,422

Net assets consist of:
Shares of beneficial interest	$33,131,199

Distributable earnings (loss)	(6,429,777)

$26,701,422

Net Assets:
Class A	$16,608,584

Class C	$1,383,421

Class Y	$7,249,604

Class R5	$718

Class R6	$1,459,095

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,861,872

Class C	155,446

Class Y	813,288

Class R5	81.25

Class R6	163,487

Class A:
Net asset value per share	$8.92

Maximum offering price per share
(Net asset value of $8.92 ÷ 95.75%)	$9.32

Class C:
Net asset value and offering price per share	$8.90

Class Y:
Net asset value and offering price per share	$8.91

Class R5:
Net asset value and offering price per share	$8.84

Class R6:
Net asset value and offering price per share	$8.92

*	At April 30, 2023, securities with an aggregate value of $47,788 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco World Bond Factor Fund

Statement of Operations

For the six months ended April 30, 2023

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $881)	$323,657

Dividends from affiliates (includes net securities lending income of $160)	17,077

Total investment income	340,734

Expenses:
Advisory fees	36,734

Administrative services fees	1,988

Custodian fees	20,381

Distribution fees:
Class A	20,580

Class C	6,700

Interest expense	22,394

Transfer agent fees - A, C and Y	37,131

Transfer agent fees - R6	202

Trustees’ and officers’ fees and benefits	6,369

Registration and filing fees	35,794

Reports to shareholders	6,823

Professional services fees	31,499

Other	5,544

Total expenses	232,139

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(143,101)

Net expenses	89,038

Net investment income	251,696

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,766,368)

Affiliated investment securities	2

Foreign currencies	(18,922)

Forward foreign currency contracts	(34,361)

Futures contracts	(120,221)

Swap agreements	291,506

(1,648,364)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	4,046,144

Affiliated investment securities	10,849

Foreign currencies	2,873

Forward foreign currency contracts	(43,364)

Futures contracts	75,739

Swap agreements	(282,104)

3,810,137

Net realized and unrealized gain	2,161,773

Net increase in net assets resulting from operations	$2,413,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco World Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2023 and the year ended October 31, 2022

(Unaudited)

	April 30,	October 31,
	2023	2022

Operations:
Net investment income	$251,696	$336,514

Net realized gain (loss)	(1,648,364)	(3,370,608)

Change in net unrealized appreciation (depreciation)	3,810,137	(5,705,706)

Net increase (decrease) in net assets resulting from operations	2,413,469	(8,739,800)

Distributions to shareholders from distributable earnings:
Class A	(87,861)	(405,867)

Class C	(2,134)	(22,570)

Class Y	(53,089)	(308,318)

Class R5	(5)	(17)

Class R6	(9,252)	(28,190)

Total distributions from distributable earnings	(152,341)	(764,962)

Return of capital:
Class A	-	(49,271)

Class C	-	(2,604)

Class Y	-	(37,742)

Class R5	-	(2)

Class R6	-	(3,502)

Total return of capital	-	(93,121)

Total distributions	(152,341)	(858,083)

Share transactions–net:
Class A	(784,187)	(2,795,234)

Class C	(24,959)	(352,050)

Class Y	(4,654,813)	(1,667,541)

Class R6	93,486	405,699

Net increase (decrease) in net assets resulting from share transactions	(5,370,473)	(4,409,126)

Net increase (decrease) in net assets	(3,109,345)	(14,007,009)

Net assets:
Beginning of period	29,810,767	43,817,776

End of period	$26,701,422	$29,810,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco World Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/23	$8.23	$0.08	$0.66	$0.74	$(0.05)	$–	$–	$(0.05)	$8.92	8.96%	$16,609	0.70	%(d)	1.77	%(d)	1.80	%(d)	83%
Year ended 10/31/22	10.71	0.08	(2.35)	(2.27)	(0.17)	(0.02)	(0.02)	(0.21)	8.23	(21.52)	16,081	0.56		1.42		0.83		123
Year ended 10/31/21	11.01	0.05	(0.10)	(0.05)	(0.12)	(0.13)	–	(0.25)	10.71	(0.49)	24,150	0.54		1.25		0.49		165
Year ended 10/31/20	10.61	0.13	0.45	0.58	(0.18)	–	–	(0.18)	11.01	5.56	26,165	0.64		1.49		1.21		191
Year ended 10/31/19	9.66	0.30	0.92	1.22	(0.11)	–	(0.16)	(0.27)	10.61	12.83	20,458	0.94		2.08		2.97		177
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	–	(0.06)	(0.27)	9.66	(4.89)	18,347	0.93		2.21		3.25		131
Class C
Six months ended 04/30/23	8.21	0.05	0.65	0.70	(0.01)	–	–	(0.01)	8.90	8.57	1,383	1.45	(d)	2.52	(d)	1.05	(d)	83
Year ended 10/31/22	10.68	0.01	(2.34)	(2.33)	(0.11)	(0.02)	(0.01)	(0.14)	8.21	(22.09)	1,301	1.31		2.17		0.08		123
Year ended 10/31/21	10.98	(0.03)	(0.10)	(0.13)	(0.04)	(0.13)	–	(0.17)	10.68	(1.24)	2,079	1.29		2.00		(0.26)		165
Year ended 10/31/20	10.59	0.05	0.45	0.50	(0.11)	–	–	(0.11)	10.98	4.74	2,482	1.39		2.24		0.46		191
Year ended 10/31/19	9.64	0.22	0.93	1.15	(0.08)	–	(0.12)	(0.20)	10.59	12.01	2,046	1.69		2.83		2.22		177
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	–	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68		2.96		2.50		131
Class Y
Six months ended 04/30/23	8.23	0.09	0.65	0.74	(0.06)	–	–	(0.06)	8.91	8.97	7,250	0.45	(d)	1.52	(d)	2.05	(d)	83
Year ended 10/31/22	10.70	0.10	(2.33)	(2.23)	(0.19)	(0.02)	(0.03)	(0.24)	8.23	(21.25)	11,167	0.31		1.17		1.08		123
Year ended 10/31/21	11.01	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.70	(0.33)	16,365	0.29		1.00		0.74		165
Year ended 10/31/20	10.61	0.16	0.44	0.60	(0.20)	–	–	(0.20)	11.01	5.81	11,717	0.39		1.24		1.46		191
Year ended 10/31/19	9.65	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.61	13.23	2,783	0.69		1.83		3.22		177
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68		1.96		3.50		131
Class R5
Six months ended 04/30/23	8.18	0.09	0.63	0.72	(0.06)	–	–	(0.06)	8.84	8.77	1	0.45	(d)	1.26	(d)	2.05	(d)	83
Year ended 10/31/22	10.63	0.10	(2.31)	(2.21)	(0.19)	(0.02)	(0.03)	(0.24)	8.18	(21.21)	1	0.31		0.99		1.08		123
Year ended 10/31/21	10.94	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.63	(0.34)	1	0.29		0.85		0.74		165
Year ended 10/31/20	10.56	0.15	0.43	0.58	(0.20)	–	–	(0.20)	10.94	5.64	1	0.39		1.11		1.46		191
Year ended 10/31/19	9.64	0.33	0.89	1.22	(0.12)	–	(0.18)	(0.30)	10.56	12.81	1	0.69		1.60		3.22		177
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	–	(0.07)	(0.30)	9.64	(4.75)	1	0.68		1.73		3.50		131
Class R6
Six months ended 04/30/23	8.24	0.09	0.65	0.74	(0.06)	–	–	(0.06)	8.92	8.96	1,459	0.45	(d)	1.26	(d)	2.05	(d)	83
Year ended 10/31/22	10.71	0.10	(2.33)	(2.23)	(0.19)	(0.02)	(0.03)	(0.24)	8.24	(21.23)	1,261	0.31		0.99		1.08		123
Year ended 10/31/21	11.02	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.71	(0.33)	1,224	0.29		0.85		0.74		165
Year ended 10/31/20	10.62	0.15	0.46	0.61	(0.21)	–	–	(0.21)	11.02	5.81	286	0.39		1.11		1.46		191
Year ended 10/31/19	9.66	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.62	13.21	138	0.69		1.60		3.22		177
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.66	(4.65)	106	0.68		1.73		3.50		131

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco World Bond Factor Fund

Notes to Financial Statements

April 30, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco World Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

20	Invesco World Bond Factor Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

21	Invesco World Bond Factor Fund

net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended April 30, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and

22	Invesco World Bond Factor Fund

thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates will no longer be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect

23	Invesco World Bond Factor Fund

the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.270%

Over $2 billion	0.250%

For the six months ended April 30, 2023, the effective advisory fee rate incurred by the Fund was 0.27%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2023, the Adviser waived advisory fees of $36,734 and reimbursed fund level expenses of $68,150 and reimbursed class level expenses of $23,694, $1,928, $11,510, $0 and $201 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2023, IDI advised the Fund that IDI retained $216 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

24	Invesco World Bond Factor Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$14,599,839	$–	$14,599,839

U.S. Dollar Denominated Bonds & Notes	–	6,243,811	–	6,243,811

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	2,952,379	–	2,952,379

U.S. Treasury Securities	–	2,774,759	–	2,774,759

Exchange-Traded Funds	377,388	–	–	377,388

Money Market Funds	238,323	48,729	–	287,052

Total Investments in Securities	615,711	26,619,517	–	27,235,228

Other Investments - Assets*

Futures Contracts	65,395	–	–	65,395

Forward Foreign Currency Contracts	–	461,711	–	461,711

Swap Agreements	–	167,669	–	167,669

	65,395	629,380	–	694,775

Other Investments - Liabilities*

Futures Contracts	(14,725)	–	–	(14,725)

Forward Foreign Currency Contracts	–	(510,058)	–	(510,058)

Swap Agreements	–	(41,862)	–	(41,862)

	(14,725)	(551,920)	–	(566,645)

Total Other Investments	50,670	77,460	–	128,130

Total Investments	$666,381	$26,696,977	$–	$27,363,358

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value

Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$65,395	$65,395

Unrealized appreciation on swap agreements – Centrally Cleared(a)	–	167,669	167,669

Unrealized appreciation on forward foreign currency contracts outstanding	461,711	–	461,711

Total Derivative Assets	461,711	233,064	694,775

Derivatives not subject to master netting agreements	–	(233,064)	(233,064)

Total Derivative Assets subject to master netting agreements	$461,711	$–	$461,711

25	Invesco World Bond Factor Fund

	Value

Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$(14,725)	$(14,725)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	–	(41,862)	(41,862)

Unrealized depreciation on forward foreign currency contracts outstanding	(510,058)	–	(510,058)

Total Derivative Liabilities	(510,058)	(56,587)	(566,645)

Derivatives not subject to master netting agreements	–	56,587	56,587

Total Derivative Liabilities subject to master netting agreements	$(510,058)	$–	$(510,058)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$ 52,398	$ (22,241)	$ 30,157	$–	$–	$ 30,157

Barclays Bank PLC	–	(143)	(143)	–	–	(143)

BNP Paribas S.A.	9,351	(676)	8,675	–	–	8,675

Citibank, N.A.	9,010	(2,510)	6,500	–	–	6,500

Deutsche Bank AG	9,657	(15,891)	(6,234)	–	–	(6,234)

Goldman Sachs International	246	(351)	(105)	–	–	(105)

HSBC Bank USA	45	(12,795)	(12,750)	–	–	(12,750)

J.P. Morgan Chase Bank, N.A.	16,199	(4,700)	11,499	–	–	11,499

Morgan Stanley and Co. International PLC	356,951	(362,336)	(5,385)	–	–	(5,385)

Royal Bank of Canada	4,694	(81,829)	(77,135)	–	–	(77,135)

State Street Bank & Trust Co.	2	–	2	–	–	2

UBS AG	3,158	(6,586)	(3,428)	–	–	(3,428)

Total	$461,711	$(510,058)	$(48,347)	$–	$–	$(48,347)

Effect of Derivative Investments for the six months ended April 30, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(34,361)	$-	$(34,361)

Futures contracts	-	(120,221)	(120,221)

Swap agreements	-	291,506	291,506

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(43,364)	-	(43,364)

Futures contracts	-	75,739	75,739

Swap agreements	-	(282,104)	(282,104)

Total	$(77,725)	$(35,080)	$(112,805)

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$51,905,374	$4,335,412	$7,072,929

26	Invesco World Bond Factor Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $884.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,234,188	$651,795	$1,885,983

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2023 was $7,885,095 and $12,059,813, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 1,051,010

Aggregate unrealized (depreciation) of investments	(4,041,942)

Net unrealized appreciation (depreciation) of investments	$(2,990,932)

Cost of investments for tax purposes is $30,354,291.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	79,263	$699,988	203,072	$1,968,814

Class C	17,804	157,590	31,200	297,438

Class Y	68,399	594,436	659,898	6,099,328

Class R6	24,813	219,263	66,597	654,707

Issued as reinvestment of dividends:
Class A	9,052	79,837	41,630	413,687

Class C	212	1,862	1,991	20,177

Class Y	3,917	34,441	25,459	251,987

Class R6	1,042	9,194	3,230	31,454

27	Invesco World Bond Factor Fund

		Summary of Share Activity

	Six months ended April 30, 2023(a)		Year ended October 31, 2022
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	5,361	$ 47,411	5,671	$53,819

Class C	(5,373)	(47,411)	(5,685)	(53,819)

Reacquired:
Class A	(185,021)	(1,611,423)	(552,300)	(5,231,554)

Class C	(15,562)	(137,000)	(63,739)	(615,846)

Class Y	(616,172)	(5,283,690)	(857,201)	(8,018,856)

Class R6	(15,444)	(134,971)	(30,991)	(280,462)

Net increase (decrease) in share activity	(627,709)	$(5,370,473)	(471,168)	$(4,409,126)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco World Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/23)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,089.60	$3.63	$1,021.32	$3.51	0.70%
Class C	1,000.00	1,085.70	7.50	1,017.60	7.25	1.45
Class Y	1,000.00	1,091.00	2.33	1,022.56	2.26	0.45
Class R5	1,000.00	1,089.00	2.33	1,022.56	2.26	0.45
Class R6	1,000.00	1,092.10	2.33	1,022.56	2.26	0.45

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2022 through April 30, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

29	Invesco World Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of June 15, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 15, 2023, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	June 30, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	June 30, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	June 30, 2023